UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07803

Name of Registrant:	Vanguard Scottsdale Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2020—August 31, 2021

Item 1: Reports to Shareholders

Annual Report   |   August 31, 2021
Vanguard Explorer Value™ Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors’ Report	2
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Liquidity Risk Management	24
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Explorer Value Fund returned 53.90% for the 12 months ended August 31, 2021. The fund’s result exceeded the 52.51% return of its benchmark, the Russell 2500 Value Index.
•	The global economy rebounded faster than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that have been more successful in containing the virus have generally fared better economically. Swift and extensive fiscal and monetary support from policymakers has also been key to the rebound.
•	Given that the 12-month period under review reflects the recovery in stocks that followed the sharp contraction, results were excellent.
•	Compared with its benchmark index, the fund outperformed in a majority of industry sectors. Security selection was especially strong in financials, information technology, and health care. Selection in materials, however, detracted from the fund’s relative performance.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	32.25%	18.42%	18.24%
Russell 2000 Index (Small-caps)	47.08	10.75	14.38
Russell 3000 Index (Broad U.S. market)	33.04	17.85	17.97
FTSE All-World ex US Index (International)	25.74	9.82	10.23
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.08%	5.43%	3.11%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	3.40	5.09	3.30
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.20	1.13
CPI
Consumer Price Index	5.25%	2.76%	2.58%
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Advisors’ Report
For the fiscal year ended August 31, 2021, Vanguard Explorer Value Fund returned 53.90%, outperforming the 52.51% return of its benchmark, the Russell 2500 Value Index. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table on page 6. The advisors have also prepared a discussion of the investment environment that existed during the 12 months and of how their portfolio positioning reflects this assessment. (Please note that the Frontier discussion refers to industry sectors as defined by ICB classifications rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on September 13, 2021.
Cardinal Capital Management, L.L.C.
Portfolio Managers:
Eugene Fox III, Managing Partner
Robert B. Kirkpatrick, CFA,
Managing Partner
Rachel D. Matthews, Partner
Robert Fields, Partner
Over the 12 months ended August 31, 2021, the stock market rose as hopes for an effective COVID-19 vaccine became reality. Investors reacted to both the vaccine and congressional passage of two federal stimulus packages by investing significantly in small-capitalization value ETFs, and this led the smallest market-cap, lower return-on-equity, and non-earning stocks to outperform. Also, companies that had been hurt by lockdowns saw their stocks rebound sharply, while those that benefited from people staying at home saw their stock prices lag. Investors favored small-cap and value stocks, and the portfolio benefited from increased exposure to companies using greater-than-average financial leverage. However, less exposure to the least liquid and lower-beta stocks was a significant headwind, as was a focus on quality businesses whose stocks broadly lagged.
We made modest changes to the holdings, as the team believes that the market is overly concerned with short-term fundamentals. We reduced positions that had erased most or all of their COVID-19-related declines and where we felt that the market consensus was overly optimistic. We added to investments where short-term expectations were low but long-term fundamentals were sound.
Investments in the materials, industrials, and consumer discretionary sectors were the primary relative detractors. In materials, the share price of agricultural solutions provider FMC lagged after it

2

announced weaker-than-expected 2021 guidance that was back-half loaded because of escalating raw material, freight, and packaging costs as well as continued supply-chain disruptions. Investors also favored more cyclical materials stocks with immediate earnings exposure to the economic reopening. In industrials, the share price of wholesale car auction provider KAR Auction Services lagged after the company reported weaker-than-expected fourth-quarter 2020 results and guided to 2021 results that were lower than analysts' expectations. Shares continued to lag amid ongoing volume concerns given the impact of the chip shortage on the automotive market. In the consumer discretionary sector, shares of auto dealer Lithia Motors rose but lagged the sector amid concerns that car-supply constraints would hurt auto dealers' results.
The primary contributors to relative performance were investments in health care, information technology, and financials as well as a lack of exposure to utilities.
Cardinal's outlook for the U.S. economy and equity market is cautiously optimistic. On the positive side, with over half the U.S. population fully vaccinated and the economy reopening, GDP is forecast to grow 6% in 2021. Job creation, consumption, and investment spending have all begun to pick up amid growing consumer and business confidence. The Federal Reserve also remains committed to keeping short-term interest rates low until the economy has recovered.
Corporate earnings are forecast to recover significantly this year, and mergers-and-acquisitions activity has already rebounded. On the negative side, the rapid spread of the COVID-19 Delta variant has begun affecting economic activity while equity indexes and valuations are near record highs.
In addition, the U.S. economic growth rate is forecast to peak this year, as the current level of fiscal and monetary stimulus is unsustainable. Democratic spending plans are ambitious but not certain to pass Congress. Should proposed tax-rate increases become law, however, they would be negative for equity prices. Finally, if the inflation rate remains well above 2%, it may result in higher short- and long-term interest rates. Higher rates would be a drag on most companies' earnings and depress equity market valuations.
Although there is always uncertainty in forecasting business results, pandemic-related changes in consumer and business behavior have made the exercise more challenging. Therefore, Cardinal continues to prefer investments whose success depends on company-specific drivers, with as many as possible under management control rather than solely relying on near-term economic growth to produce sustainable growth in free cash flow.
3

Frontier Capital Management Co., LLC
Portfolio Managers:
William A. Teichner, CFA,
Managing Partner
Rushan Jiang, CFA,
Vice President
Stock selection in particular benefited the Frontier portion of the fund, while sector allocation was also positive. Selection was strongest in financials, industrials, and technology.
The portfolio’s ten best-contributing stocks added, on average, approximately 210 basis points each to absolute performance (a basis point is one-hundredth of a percentage point). These stocks were spread over five sectors and comprised six financial firms and one holding each in consumer discretionary, technology, industrials, and energy. The financial stocks consisted of five commercial banks and one boutique investment bank. Bank stocks as a group were among the hardest hit early in the pandemic, given significant concerns about the economy, the potential for loan defaults, and the narrowing of interest rate spreads between loan and deposit yields. Banks rebounded over the past year as the economy improved, the U.S. Treasury yield curve steepened, and loan default rates generally remained low.
The top contributor was The Bancorp, a nontraditional bank that generates significant fee income on accounts tied to debit and prepaid cards. The firm partners with financial technology companies to enable payments to and from these cards, which have gained popularity with mobile banking and are increasingly used for consumer purchases and in various markets including medical spending, corporate incentives, and business payments. The bank also generates revenue from specialized lending businesses, such as securities-backed lines of credit, vehicle fleet and equipment leasing, and Small Business Administration loans. The stock added about 280 bps to performance as the firm exceeded earnings expectations, with fee income and loan growth driving earnings. Over the past four quarters, the bank grew its book value per share by 16% and generated an 18% return on equity. We continue to find the stock attractive but reduced the position following its outperformance and the resulting higher weighting in the portfolio.
The portfolio’s ten largest detractors trimmed, on average, about 10 bps each from performance. These stocks comprised four industrial companies, two consumer discretionary holdings, and one each in financials, technology, health care, and energy. The industrial positions were a maker of containers and packaging, a marine shipping company, an aerospace supplier, and a manufacturer of pumps and valves. Three of the four holdings had been added to the portfolio within the past year.
The largest detractor was James River Group Holdings, a property and casualty insurance company, which deducted about 50 bps from performance. The
4

company took a $170 million charge related to its business with ride-hailing company Uber in the fiscal quarter ended in March, after taking a $76 million charge in the prior quarter tied to the same client. Although James River terminated its relationship with Uber at the end of 2019, the losses were associated with policies written in prior periods. Primarily as a result of the charges, James River’s tangible book value fell over the past year. To restore its reserves following the losses, the company issued a large number of new shares at a sharp discount to its pre-announcement stock price. Given two large back-to-back charges, we lost confidence in the company’s reserving policies and exited our position.
Over the 12 months, we bought 19 new stocks and exited 11 holdings. The purchases were spread across nine sectors: basic materials, consumer discretionary, energy, financials, health care, industrials, real estate, technology, and utilities. The sales were across six sectors: consumer discretionary, energy, financials, industrials, real estate, and technology. As usual for the portfolio, the changes were related to company-specific reasons, rather than sector positioning.
5

Vanguard Explorer Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Cardinal Capital Management, L.L.C.	50	579	The advisor seeks stocks that are able to generate excess cash flow and reinvest the cash to increase shareholder value.
Frontier Capital Management Co., LLC	46	539	The advisor selects stocks by identifying companies it believes are underpriced relative to their long-term value. These companies are generally inexpensive and have low price-to-book and price-to-earnings ratios.
Cash Investments	4	46	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended August 31, 2021
Explorer Value Fund	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,094.40	$2.64
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.69	2.55
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.50%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
8

Explorer Value Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Explorer Value Fund	53.90%	11.62%	12.64%	$32,888
Russell 2500 Value Index	52.51	11.23	12.38	32,119
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	44,721
See Financial Highlights for dividend and capital gains information.
9

Explorer Value Fund
Fund Allocation
As of August 31, 2021
Communication Services	3.2%
Consumer Discretionary	6.9
Consumer Staples	2.3
Energy	4.0
Financials	20.4
Health Care	4.6
Industrials	19.6
Information Technology	15.4
Materials	9.3
Real Estate	11.6
Utilities	2.7
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
10

Explorer Value Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (93.8%)
Communication Services (3.0%)
	Nexstar Media Group Inc. Class A	150,089	22,476
	John Wiley & Sons Inc. Class A	214,409	12,457
			34,933
Consumer Discretionary (6.5%)
	Lithia Motors Inc. Class A	56,822	18,825
	Kontoor Brands Inc.	152,486	8,228
*	Adtalem Global Education Inc.	218,923	8,100
*	Modine Manufacturing Co.	572,220	7,118
*	Lands' End Inc.	189,417	6,412
*	Helen of Troy Ltd.	24,391	5,834
	LCI Industries	36,683	5,197
*	Bed Bath & Beyond Inc.	161,710	4,453
*	Perdoceo Education Corp.	341,227	3,747
*	LGI Homes Inc.	22,878	3,668
*	Stoneridge Inc.	154,291	3,595
			75,177
Consumer Staples (2.1%)
*	Hostess Brands Inc. Class A	958,719	15,301
	Spectrum Brands Holdings Inc.	125,305	9,782
			25,083
Energy (3.8%)
	PDC Energy Inc.	248,574	10,378
*	DTE Midstream LLC	169,097	7,858
	Pioneer Natural Resources Co.	50,374	7,540
	Viper Energy Partners LP	332,698	6,162
	Rattler Midstream LP	395,684	4,313
	Cimarex Energy Co.	66,277	4,256
	International Seaways Inc.	192,982	3,319
			43,826
Financials (19.1%)
	PacWest Bancorp	724,349	30,821
	Starwood Property Trust Inc.	789,741	20,375
	Columbia Banking System Inc.	369,822	13,447
	Pinnacle Financial Partners Inc.	120,360	11,665
	Popular Inc.	149,999	11,391
	BGC Partners Inc. Class A	2,173,949	11,196
	Argo Group International Holdings Ltd.	205,801	10,887
		Shares	Market Value• ($000)
	Washington Federal Inc.	308,577	10,276
*	Bancorp Inc.	394,292	9,723
	Pacific Premier Bancorp Inc.	237,418	9,487
	BankUnited Inc.	219,560	9,228
	Wintrust Financial Corp.	123,183	9,219
	Webster Financial Corp.	177,900	8,988
	First Merchants Corp.	211,799	8,716
	First BanCorp. (XNYS)	677,718	8,627
	Flushing Financial Corp.	371,363	8,515
	Evercore Inc. Class A	57,800	8,071
*	NMI Holdings Inc. Class A	268,337	6,057
	Renasant Corp.	168,945	5,930
	WSFS Financial Corp.	125,742	5,710
	PJT Partners Inc. Class A	57,652	4,553
			222,882
Health Care (4.3%)
*	Syneos Health Inc.	204,879	19,009
*	Varex Imaging Corp.	217,655	6,349
*	Pacira BioSciences Inc.	102,980	6,106
*	Envista Holdings Corp.	132,041	5,650
*	Acadia Healthcare Co. Inc.	70,048	4,632
*	Merit Medical Systems Inc.	60,980	4,376
*	Ligand Pharmaceuticals Inc.	27,808	3,679
			49,801
Industrials (18.4%)
*	Colfax Corp.	477,655	23,009
*	KAR Auction Services Inc.	1,172,566	19,828
	BWX Technologies Inc.	236,747	13,596
*	GXO Logistics Inc.	137,485	11,245
*	XPO Logistics Inc.	119,426	10,379
	KBR Inc.	254,497	9,910
*	WESCO International Inc.	82,847	9,695
*	Beacon Roofing Supply Inc.	177,732	9,150
*	Atkore Inc.	91,904	8,526
	Interface Inc. Class A	564,399	8,116
	Trinity Industries Inc.	271,567	7,884
	EnerSys	85,199	7,207
*	Builders FirstSource Inc.	132,838	7,079
	Applied Industrial Technologies Inc.	78,838	7,002
	Kaman Corp.	162,972	6,369
	Quanta Services Inc.	59,299	6,054
*	Univar Solutions Inc.	254,681	6,013
	HNI Corp.	143,674	5,444
	Altra Industrial Motion Corp.	77,394	4,532
	Encore Wire Corp.	50,122	4,261
*	Stericycle Inc.	60,716	4,226
*	Triumph Group Inc.	209,551	3,868
11

Explorer Value Fund
		Shares	Market Value• ($000)
*	MRC Global Inc.	451,335	3,701
	Greenbrier Cos. Inc.	81,700	3,603
	Pitney Bowes Inc.	408,432	3,051
*	Array Technologies Inc.	154,135	2,939
	AZZ Inc.	54,662	2,927
*	CIRCOR International Inc.	70,500	2,520
	Steelcase Inc. Class A	172,761	2,434
			214,568
Information Technology (14.4%)
*	J2 Global Inc.	182,525	25,134
	Silicon Motion Technology Corp. ADR	329,169	24,576
*	ACI Worldwide Inc.	425,230	13,705
*	Verint Systems Inc.	272,037	12,144
	Jabil Inc.	193,889	11,978
*	Insight Enterprises Inc.	111,109	11,432
*	Concentrix Corp.	63,719	11,048
	Belden Inc.	187,397	10,728
*	Teledyne Technologies Inc.	20,516	9,507
*	Euronet Worldwide Inc.	70,586	9,404
	SYNNEX Corp.	70,909	9,010
*	Fabrinet	71,896	7,407
*	Cognyte Software Ltd.	147,038	4,041
*	Perficient Inc.	31,996	3,814
*	MACOM Technology Solutions Holdings Inc. Class H	36,203	2,198
	MKS Instruments Inc.	12,669	1,865
			167,991
Materials (8.8%)
	Silgan Holdings Inc.	520,192	22,072
	FMC Corp.	205,320	19,224
*	Axalta Coating Systems Ltd.	559,137	17,076
	Ashland Global Holdings Inc.	163,326	14,881
	Eagle Materials Inc.	69,480	10,897
	Pactiv Evergreen Inc.	384,588	5,288
	Graphic Packaging Holding Co.	231,443	4,749
	Carpenter Technology Corp.	140,109	4,673
	Compass Minerals International Inc.	48,624	3,254
			102,114
Real Estate (10.9%)
	Gaming and Leisure Properties Inc.	435,279	21,459
	Medical Properties Trust Inc.	954,002	19,538
		Shares	Market Value• ($000)
*	Howard Hughes Corp.	131,587	11,913
	Newmark Group Inc. Class A	872,391	11,882
	STAG Industrial Inc.	244,976	10,350
	Spirit Realty Capital Inc.	198,669	10,285
	SITE Centers Corp.	624,842	10,066
	Corporate Office Properties Trust	321,817	9,069
	Agree Realty Corp.	117,291	8,744
*	Sunstone Hotel Investors Inc.	487,826	5,654
	RPT Realty	393,975	5,098
	QTS Realty Trust Inc. Class A	35,472	2,766
			126,824
Utilities (2.5%)
	MDU Resources Group Inc.	316,382	10,178
	Portland General Electric Co.	177,945	9,138
	ALLETE Inc.	94,888	6,397
	Unitil Corp.	69,887	3,466
			29,179
Total Common Stocks (Cost $829,439)			1,092,378
Temporary Cash Investments (6.1%)
Money Market Fund (6.1%)
[1]	Vanguard Market Liquidity Fund, 0.068% (Cost $70,480)	704,880	70,488
Total Investments (99.9%) (Cost $899,919)			1,162,866
Other Assets and Liabilities—Net (0.1%)			1,607
Net Assets (100%)			1,164,473
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2021	413	46,900	226

See accompanying Notes, which are an integral part of the Financial Statements.
12

Explorer Value Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $829,439)	1,092,378
Affiliated Issuers (Cost $70,480)	70,488
Total Investments in Securities	1,162,866
Investment in Vanguard	39
Cash Collateral Pledged—Futures Contracts	2,693
Receivables for Accrued Income	686
Receivables for Capital Shares Issued	522
Variation Margin Receivable—Futures Contracts	95
Total Assets	1,166,901
Liabilities
Payables for Investment Securities Purchased	182
Payables to Investment Advisor	859
Payables for Capital Shares Redeemed	1,276
Payables to Vanguard	111
Total Liabilities	2,428
Net Assets	1,164,473
At August 31, 2021, net assets consisted of:

Paid-in Capital	865,997
Total Distributable Earnings (Loss)	298,476
Net Assets	1,164,473

Net Assets
Applicable to 25,170,704 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,164,473
Net Asset Value Per Share	$46.26

See accompanying Notes, which are an integral part of the Financial Statements.
13

Explorer Value Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends[1]	12,146
Interest[2]	54
Securities Lending—Net	59
Total Income	12,259
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,653
Performance Adjustment	54
The Vanguard Group—Note C
Management and Administrative	1,830
Marketing and Distribution	69
Custodian Fees	16
Auditing Fees	30
Shareholders’ Reports	11
Trustees’ Fees and Expenses	1
Total Expenses	4,664
Net Investment Income	7,595
Realized Net Gain (Loss)
Investment Securities Sold[2]	57,450
Futures Contracts	8,339
Realized Net Gain (Loss)	65,789
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	231,756
Futures Contracts	(1,183)
Change in Unrealized Appreciation (Depreciation)	230,573
Net Increase (Decrease) in Net Assets Resulting from Operations	303,957
1	Dividends are net of foreign withholding taxes of $45,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $52,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Explorer Value Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,595	7,981
Realized Net Gain (Loss)	65,789	(18,460)
Change in Unrealized Appreciation (Depreciation)	230,573	(50,253)
Net Increase (Decrease) in Net Assets Resulting from Operations	303,957	(60,732)
Distributions
Total Distributions	(5,943)	(10,473)
Capital Share Transactions
Issued	672,371	179,685
Issued in Lieu of Cash Distributions	5,616	9,910
Redeemed	(374,152)	(210,832)
Net Increase (Decrease) from Capital Share Transactions	303,835	(21,237)
Total Increase (Decrease)	601,849	(92,442)
Net Assets
Beginning of Period	562,624	655,066
End of Period	1,164,473	562,624

See accompanying Notes, which are an integral part of the Financial Statements.
15

Explorer Value Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$30.32	$33.49	$40.53	$34.45	$31.55
Investment Operations
Net Investment Income[1]	.351	.400	.494	.355	.329
Net Realized and Unrealized Gain (Loss) on Investments	15.911	(3.032)	(4.921)	7.112	3.331
Total from Investment Operations	16.262	(2.632)	(4.427)	7.467	3.660
Distributions
Dividends from Net Investment Income	(.322)	(.538)	(.366)	(.288)	(.308)
Distributions from Realized Capital Gains	—	—	(2.247)	(1.099)	(.452)
Total Distributions	(.322)	(.538)	(2.613)	(1.387)	(.760)
Net Asset Value, End of Period	$46.26	$30.32	$33.49	$40.53	$34.45
Total Return[2]	53.90%	-8.12%	-10.10%	22.10%	11.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,164	$563	$655	$768	$607
Ratio of Total Expenses to Average Net Assets[3]	0.52%	0.64%	0.55%	0.56%	0.55%
Ratio of Net Investment Income to Average Net Assets	0.85%	1.28%	1.45%	0.95%	0.98%
Portfolio Turnover Rate	41%	42%	27%	31%	33%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.09%, 0.01%, 0.03%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.
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Explorer Value Fund
Notes to Financial Statements
Vanguard Explorer Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
17

Explorer Value Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
18

Explorer Value Fund
borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firms Cardinal Capital Management, L.L.C., and Frontier Capital Management Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Cardinal Capital Management, L.L.C., is subject to quarterly adjustments based on performance relative to the Russell 3000 Value Custom Index for the preceding three years. The basic fee of Frontier Capital Management Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell 2000 Value Index for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended August 31, 2021, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.30% of the fund’s average net assets, before a net increase of $54,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $39,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
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Explorer Value Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2021, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	7,076
Total Distributable Earnings (Loss)	(7,076)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	4,108
Undistributed Long-Term Gains	33,412
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	260,956
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	5,943	10,473
Long-Term Capital Gains	—	—
Total	5,943	10,473
*	Includes short-term capital gains, if any.
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Explorer Value Fund
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	901,910
Gross Unrealized Appreciation	291,303
Gross Unrealized Depreciation	(30,347)
Net Unrealized Appreciation (Depreciation)	260,956
F.	During the year ended August 31, 2021, the fund purchased $614,470,000 of investment securities and sold $336,262,000 of investment securities, other than temporary cash investments.
G.	Capital shares issued and redeemed were:

	Year Ended August 31,
	2021 Shares (000)	2020 Shares (000)

Issued	15,359	5,985
Issued in Lieu of Cash Distributions	152	274
Redeemed	(8,893)	(7,268)
Net Increase (Decrease) in Shares Outstanding	6,618	(1,009)
At August 31, 2021, one shareholder was the record or beneficial owner of 27% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Explorer Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Explorer Value Fund (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
22

Special 2021 tax information (unaudited) for Vanguard Explorer Value™ Fund
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $6,315,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund distributed $5,943,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
23

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Explorer Value™ Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2020, through December 31, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Chris D. Mclsaac
Joseph Brennan	Thomas M. Rampulla
Mortimer J. Buckley	Karin A. Risi
Gregory Davis	Anne E. Robinson
John James	Michael Rollings
John T. Marcante	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q16900 102021

Annual Report   |   August 31, 2021
Vanguard Russell 1000 Index Funds
Vanguard Russell 1000 Index Fund
Vanguard Russell 1000 Value Index Fund
Vanguard Russell 1000 Growth Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Russell 1000 Index Fund	4
Russell 1000 Value Index Fund	29
Russell 1000 Growth Index Fund	53
Trustees Approve Advisory Arrangements	75
Liquidity Risk Management	77
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Returns for the three Vanguard Russell 1000 Index Funds for the 12 months ended August 31, 2021, ranged from more than 28% for Vanguard Russell 1000 Growth Index Fund to more than 36% for Vanguard Russell 1000 Value Index Fund. Vanguard Russell 1000 Index Fund returned more than 32%. Each fund closely tracked its target index.
•	The global economy rebounded more quickly than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that were more successful in containing the virus generally fared better economically. Swift and extensive fiscal and monetary support from policymakers was also key to the rebound. Stocks rose broadly during the 12 months under review following their sharp downturn at the start of the pandemic.
•	Mid- and small-capitalization stocks outperformed their large-cap counterparts for the fiscal year, and value stocks surpassed growth.
•	All sectors had positive returns across the three funds. Technology stocks contributed most to the Index Fund and the Growth Index Fund, while financials gave the biggest boost to the Value Index Fund.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	32.25%	18.42%	18.24%
Russell 2000 Index (Small-caps)	47.08	10.75	14.38
Russell 3000 Index (Broad U.S. market)	33.04	17.85	17.97
FTSE All-World ex US Index (International)	25.74	9.82	10.23
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.08%	5.43%	3.11%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	3.40	5.09	3.30
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.20	1.13
CPI
Consumer Price Index	5.25%	2.76%	2.58%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2021
	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$1,182.40	$0.44
Institutional Shares	1,000.00	1,182.60	0.39
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$1,144.70	$0.43
Institutional Shares	1,000.00	1,144.70	0.38
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$1,219.30	$0.45
Institutional Shares	1,000.00	1,219.40	0.39
Based on Hypothetical 5% Yearly Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$1,024.80	$0.41
Institutional Shares	1,000.00	1,024.85	0.36
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$1,024.80	$0.41
Institutional Shares	1,000.00	1,024.85	0.36
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.80	$0.41
Institutional Shares	1,000.00	1,024.85	0.36
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Russell 1000 Index Fund, 0.08% for ETF Shares and 0.07% for Institutional Shares; for the Russell 1000 Value Index Fund, 0.08% for ETF Shares and 0.07% for Institutional Shares; and for the Russell 1000 Growth Index Fund, 0.08% for ETF Shares and 0.07% for Institutional Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Russell 1000 Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Russell 1000 Index Fund ETF Shares Net Asset Value	32.14%	18.13%	16.27%	$45,133
Russell 1000 Index Fund ETF Shares Market Price	32.08	18.14	16.27	45,136
Russell 1000 Index	32.25	18.24	16.40	45,678
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	44,721

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 1000 Index Fund Institutional Shares	32.16%	18.17%	16.31%	$22,648,389
Russell 1000 Index	32.25	18.24	16.40	22,838,972
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	22,360,680
See Financial Highlights for dividend and capital gains information.
4

Russell 1000 Index Fund
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021

	One Year	Five Years	Ten Years
Russell 1000 Index Fund ETF Shares Market Price	32.08%	130.11%	351.36%
Russell 1000 Index Fund ETF Shares Net Asset Value	32.14	130.05	351.33
Russell 1000 Index	32.25	131.10	356.78
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
5

Russell 1000 Index Fund
Fund Allocation
As of August 31, 2021
Basic Materials	1.5%
Consumer Discretionary	15.8
Consumer Staples	4.7
Energy	2.4
Financials	10.9
Health Care	12.7
Industrials	13.6
Real Estate	3.3
Technology	29.3
Telecommunications	3.1
Utilities	2.7
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

Russell 1000 Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (100.0%)
Basic Materials (1.5%)
	Air Products and Chemicals Inc.	28,181	7,595
	Ecolab Inc.	31,842	7,176
	Freeport-McMoRan Inc.	186,065	6,771
	Dow Inc.	95,538	6,009
	Newmont Corp.	102,047	5,918
	International Flavors & Fragrances Inc.	31,814	4,820
	Nucor Corp.	38,156	4,486
	Fastenal Co.	73,148	4,085
	Albemarle Corp.	14,837	3,513
	LyondellBasell Industries NV Class A	33,477	3,359
	International Paper Co.	50,102	3,011
	Avery Dennison Corp.	10,540	2,376
	Celanese Corp. Class A	14,368	2,279
	Eastman Chemical Co.	17,149	1,941
	Steel Dynamics Inc.	25,241	1,704
	FMC Corp.	16,308	1,527
	Mosaic Co.	43,296	1,393
*	Cleveland-Cliffs Inc.	58,161	1,365
	CF Industries Holdings Inc.	26,940	1,224
	Reliance Steel & Aluminum Co.	8,059	1,209
*	Alcoa Corp.	23,796	1,056
	Royal Gold Inc.	8,413	937
	Olin Corp.	18,582	926
	U.S. Steel Corp.	34,099	912
	Scotts Miracle-Gro Co.	5,255	824
	Chemours Co.	21,292	714
	Huntsman Corp.	26,625	704
	Valvoline Inc.	23,352	704
	Element Solutions Inc.	29,922	680
	Southern Copper Corp.	10,838	678
	Ashland Global Holdings Inc.	7,147	651
	Timken Co.	8,326	612
*	Hexcel Corp.	10,727	608
	W R Grace & Co.	7,273	506
*	Univar Solutions Inc.	21,197	500
	Westlake Chemical Corp.	4,226	369
	NewMarket Corp.	862	301
			83,443
Consumer Discretionary (15.8%)
*	Amazon.com Inc.	55,368	192,171
*	Tesla Inc.	98,939	72,791
	Home Depot Inc.	137,142	44,733
		Shares	Market Value• ($000)
*	Walt Disney Co.	231,682	42,004
*	Netflix Inc.	55,110	31,368
	Walmart Inc.	182,897	27,087
	NIKE Inc. Class B	158,055	26,038
	Costco Wholesale Corp.	56,408	25,693
	McDonald's Corp.	95,272	22,623
	Lowe's Cos. Inc.	91,535	18,663
	Starbucks Corp.	150,243	17,652
	Target Corp.	63,399	15,658
*	Booking Holdings Inc.	5,227	12,020
	TJX Cos. Inc.	153,767	11,182
	Estee Lauder Cos. Inc. Class A	29,195	9,941
*	General Motors Co.	175,083	8,581
	Activision Blizzard Inc.	98,435	8,108
*	Uber Technologies Inc.	205,766	8,054
	Dollar General Corp.	30,581	6,817
*	Chipotle Mexican Grill Inc. Class A	3,542	6,742
	eBay Inc.	87,027	6,678
*	Ford Motor Co.	500,041	6,516
*	Lululemon Athletica Inc.	14,566	5,829
	Electronic Arts Inc.	36,669	5,325
	Ross Stores Inc.	44,766	5,300
*	Aptiv plc	34,468	5,246
*	O'Reilly Automotive Inc.	8,738	5,191
	Yum! Brands Inc.	37,865	4,961
*	Marriott International Inc. Class A	34,688	4,688
*	Trade Desk Inc. Class A	54,742	4,382
*	Hilton Worldwide Holdings Inc.	35,002	4,370
*	AutoZone Inc.	2,819	4,367
*	Spotify Technology SA	17,394	4,076
	DR Horton Inc.	42,527	4,066
	Lennar Corp. Class A	36,017	3,865
*	Copart Inc.	26,597	3,838
*	Southwest Airlines Co.	75,167	3,742
	Best Buy Co. Inc.	31,913	3,718
*	Etsy Inc.	16,165	3,496
*	Peloton Interactive Inc. Class A	33,721	3,379
	Garmin Ltd.	19,347	3,375
	Yum China Holdings Inc.	53,742	3,308
*	Delta Air Lines Inc.	81,245	3,286
*	Carvana Co. Class A	9,845	3,230
	VF Corp.	41,278	3,157
	ViacomCBS Inc. Class B	74,470	3,087
	Tractor Supply Co.	14,686	2,853
7

Russell 1000 Index Fund
		Shares	Market Value• ($000)
*	Wayfair Inc. Class A	9,620	2,701
*	Dollar Tree Inc.	29,570	2,677
*	Ulta Beauty Inc.	6,840	2,649
*	Carnival Corp.	108,779	2,626
*	CarMax Inc.	20,741	2,597
*	Caesars Entertainment Inc.	25,475	2,589
*	Expedia Group Inc.	17,907	2,588
	Domino's Pizza Inc.	4,941	2,554
*	Burlington Stores Inc.	8,492	2,543
	Darden Restaurants Inc.	16,478	2,482
	Pool Corp.	4,950	2,447
*	Take-Two Interactive Software Inc.	14,517	2,340
*	Royal Caribbean Cruises Ltd.	27,981	2,315
*	DraftKings Inc. Class A	38,768	2,299
	MGM Resorts International	52,143	2,222
	Genuine Parts Co.	17,847	2,181
*	NVR Inc.	415	2,150
	Bath & Body Works Inc.	31,769	2,144
	Omnicom Group Inc.	27,007	1,977
*	United Airlines Holdings Inc.	41,333	1,922
*	LKQ Corp.	35,762	1,884
	Interpublic Group of Cos. Inc.	50,541	1,882
*	Las Vegas Sands Corp.	42,185	1,882
	PulteGroup Inc.	33,388	1,798
	Williams-Sonoma Inc.	9,550	1,783
	Whirlpool Corp.	7,786	1,725
*	Lyft Inc. Class A	35,780	1,704
	Advance Auto Parts Inc.	8,351	1,694
*	GameStop Corp. Class A	7,553	1,648
*	American Airlines Group Inc.	81,406	1,623
*	Penn National Gaming Inc.	19,921	1,616
	Fox Corp. Class A	42,967	1,609
	Hasbro Inc.	16,278	1,600
*	Floor & Decor Holdings Inc. Class A	12,955	1,597
*	Vail Resorts Inc.	5,098	1,554
*	RH	2,190	1,534
*	Five Below Inc.	7,039	1,498
*	Chegg Inc.	17,860	1,486
*	Live Nation Entertainment Inc.	17,085	1,481
*	Deckers Outdoor Corp.	3,537	1,480
*	Tapestry Inc.	35,646	1,437
*	Wynn Resorts Ltd.	13,602	1,383
	Service Corp. International	20,828	1,307
	BorgWarner Inc. (XNYS)	30,394	1,297
*	Liberty Media Corp.-Liberty Formula One Class C	25,206	1,274
	Lear Corp.	7,769	1,243
*	Norwegian Cruise Line Holdings Ltd.	47,545	1,229
	Lithia Motors Inc. Class A	3,697	1,225
	Newell Brands Inc.	47,965	1,219
	Kohl's Corp.	19,907	1,143
	Rollins Inc.	29,265	1,139
	Dick's Sporting Goods Inc.	8,058	1,135
*	Zynga Inc. Class A	127,452	1,128
*	Bright Horizons Family Solutions Inc.	7,728	1,126
*	SiteOne Landscape Supply Inc.	5,591	1,119
*	Discovery Inc. Class C	39,927	1,102
*	YETI Holdings Inc.	10,890	1,082
		Shares	Market Value• ($000)
	New York Times Co. Class A	21,232	1,078
*	Liberty Media Corp.- Liberty SiriusXM Class C	21,618	1,067
	News Corp. Class A	47,379	1,065
*	Capri Holdings Ltd.	18,679	1,056
	Tempur Sealy International Inc.	23,244	1,039
	Aramark	28,637	996
	Nielsen Holdings plc	45,968	986
	Churchill Downs Inc.	4,673	984
*	Mattel Inc.	44,740	955
*	PVH Corp.	9,078	951
	Gentex Corp.	30,425	937
	Toll Brothers Inc.	14,604	936
*	IAA Inc.	17,317	920
*	Alaska Air Group Inc.	15,850	909
	Polaris Inc.	7,465	894
*	Planet Fitness Inc. Class A	10,800	878
	Wyndham Hotels & Resorts Inc.	11,790	857
*	Skechers USA Inc. Class A	16,721	843
	Hanesbrands Inc.	44,524	832
	Leggett & Platt Inc.	16,840	815
*	Marriott Vacations Worldwide Corp.	5,287	791
	Harley-Davidson Inc.	19,799	783
	Thor Industries Inc.	6,726	763
	AMERCO	1,133	749
	Nexstar Media Group Inc. Class A	4,956	742
	Sirius XM Holdings Inc.	114,199	716
	Ralph Lauren Corp. Class A	6,156	715
*	AutoNation Inc.	6,456	704
*	Victoria's Secret & Co.	10,593	702
	Gap Inc.	25,670	686
*	Terminix Global Holdings Inc.	16,142	672
	Foot Locker Inc.	11,396	646
*	Boyd Gaming Corp.	10,455	642
*	JetBlue Airways Corp.	41,002	620
	Fox Corp. Class B	17,305	599
*	Ollie's Bargain Outlet Holdings Inc.	8,272	599
*	Discovery Inc. Class A	20,717	597
	Travel + Leisure Co.	10,850	594
*	Under Armour Inc. Class A	24,765	573
	H&R Block Inc.	22,271	571
	Carter's Inc.	5,446	558
	Choice Hotels International Inc.	4,550	543
	Wendy's Co.	22,925	528
*	Grand Canyon Education Inc.	5,813	518
	Qurate Retail Inc. Series A	46,516	513
	Columbia Sportswear Co.	4,996	510
*	Under Armour Inc. Class C	25,245	506
*	frontdoor Inc.	11,099	484
*	Sabre Corp.	41,581	467
*	Liberty Media Corp.- Liberty SiriusXM Class A	9,059	448
*	Madison Square Garden Sports Corp.	2,408	435
*	TripAdvisor Inc.	12,114	424
*	Six Flags Entertainment Corp.	9,705	410
*	Nordstrom Inc.	14,051	402
	News Corp. Class B	18,156	400

8

Russell 1000 Index Fund
		Shares	Market Value• ($000)
*	Hyatt Hotels Corp. Class A	5,183	381
	Penske Automotive Group Inc.	4,134	372
*	Coty Inc. Class A	36,683	358
*	QuantumScape Corp. Class A	14,832	326
*	Leslie's Inc.	12,998	314
*	Copa Holdings SA Class A	3,981	300
	World Wrestling Entertainment Inc. Class A	5,546	289
*	Playtika Holding Corp.	9,645	255
*	Petco Health & Wellness Co. Inc. Class A	9,630	207
*	Liberty Media Corp.- Liberty Formula One Class A	3,686	168
*	Driven Brands Holdings Inc.	5,550	166
	ViacomCBS Inc. Class A	939	43
	Lennar Corp. Class B	228	20
*	Endeavor Group Holdings Inc. Class A	159	4
			867,735
Consumer Staples (4.7%)
	Procter & Gamble Co.	310,697	44,240
	Coca-Cola Co.	494,873	27,866
	PepsiCo Inc.	176,094	27,539
	Philip Morris International Inc.	198,596	20,455
	CVS Health Corp.	167,928	14,507
	Altria Group Inc.	235,423	11,825
	Mondelez International Inc. Class A	177,755	11,033
	Colgate-Palmolive Co.	106,496	8,301
	Kimberly-Clark Corp.	43,047	5,932
	Sysco Corp.	62,238	4,957
	Walgreens Boots Alliance Inc.	91,581	4,648
*	Monster Beverage Corp.	47,455	4,630
	General Mills Inc.	77,911	4,504
	Kroger Co.	95,314	4,387
	Constellation Brands Inc. Class A	20,652	4,360
	Archer-Daniels-Midland Co.	71,179	4,271
	McKesson Corp.	20,371	4,159
	Corteva Inc.	94,315	4,147
	Hershey Co.	18,647	3,314
	Keurig Dr Pepper Inc.	89,180	3,181
	Kraft Heinz Co.	84,503	3,041
	Tyson Foods Inc. Class A	36,604	2,874
	McCormick & Co. Inc.	31,812	2,745
	Clorox Co.	15,842	2,662
	Church & Dwight Co. Inc.	31,273	2,616
	AmerisourceBergen Corp. Class A	18,715	2,287
	Kellogg Co.	31,829	2,010
	Conagra Brands Inc.	59,510	1,971
	Brown-Forman Corp. Class B	25,360	1,781
	J M Smucker Co.	13,461	1,665
	Hormel Foods Corp.	36,212	1,649
*	Darling Ingredients Inc.	20,638	1,538
	Bunge Ltd.	17,648	1,336
	Lamb Weston Holdings Inc.	18,335	1,195
	Molson Coors Beverage Co. Class B	23,046	1,095
		Shares	Market Value• ($000)
	Campbell Soup Co.	25,274	1,055
	Casey's General Stores Inc.	4,726	967
*	U.S. Foods Holding Corp	27,960	951
*	Beyond Meat Inc.	7,309	874
*	Post Holdings Inc.	7,377	826
	Ingredion Inc.	8,496	746
*	Herbalife Nutrition Ltd.	13,663	701
*	Boston Beer Co. Inc. Class A	1,185	676
*	Freshpet Inc.	5,200	666
[1]	Albertsons Cos. Inc. Class A	19,508	592
	Flowers Foods Inc.	23,357	564
	Spectrum Brands Holdings Inc.	5,387	421
*	Hain Celestial Group Inc.	10,949	410
*	Grocery Outlet Holding Corp.	11,029	287
	Brown-Forman Corp. Class A	3,709	246
*	Pilgrim's Pride Corp.	6,742	188
	Reynolds Consumer Products Inc.	6,642	188
	Seaboard Corp.	30	128
			259,207
Energy (2.4%)
	Exxon Mobil Corp.	540,062	29,444
	Chevron Corp.	246,717	23,875
	ConocoPhillips	171,870	9,544
	EOG Resources Inc.	74,525	5,032
	Schlumberger NV	177,283	4,971
	Marathon Petroleum Corp.	83,283	4,936
	Pioneer Natural Resources Co.	27,569	4,126
	Kinder Morgan Inc.	248,436	4,042
	Phillips 66	55,873	3,972
	Williams Cos. Inc.	155,219	3,832
	Valero Energy Corp.	52,115	3,456
	ONEOK Inc.	56,648	2,975
*	Enphase Energy Inc.	16,844	2,926
	Occidental Petroleum Corp.	107,215	2,754
*	Cheniere Energy Inc.	29,961	2,620
	Devon Energy Corp.	86,095	2,544
	Hess Corp.	35,277	2,425
	Halliburton Co.	112,983	2,257
	Baker Hughes Co. Class A	93,989	2,141
	Diamondback Energy Inc.	23,044	1,778
*	Plug Power Inc.	63,916	1,666
*	First Solar Inc.	13,503	1,269
	Targa Resources Corp.	28,650	1,258
	Marathon Oil Corp.	98,858	1,162
	Texas Pacific Land Corp.	739	1,005
	APA Corp.	48,821	951
	Cimarex Energy Co.	12,563	807
	Cabot Oil & Gas Corp.	50,478	802
*	NOV Inc.	50,467	665
*	EQT Corp.	34,997	641
	HollyFrontier Corp.	19,534	632
*	DTE Midstream LLC	12,364	575
	Antero Midstream Corp.	42,890	412
*	Shoals Technologies Group Inc. Class A	12,236	399
*,1	ChargePoint Holdings Inc.	16,905	358
	Continental Resources Inc.	8,214	323

9

Russell 1000 Index Fund
		Shares	Market Value• ($000)
	New Fortress Energy Inc. Class A	3,364	99
			132,674
Financials (10.9%)
*	Berkshire Hathaway Inc. Class B	239,329	68,393
	JPMorgan Chase & Co.	383,552	61,349
	Bank of America Corp.	961,150	40,128
	Wells Fargo & Co.	527,725	24,117
	Citigroup Inc.	263,714	18,964
	Morgan Stanley	177,041	18,488
	Goldman Sachs Group Inc.	42,016	17,374
	BlackRock Inc.	18,226	17,192
	Charles Schwab Corp.	199,819	14,557
	S&P Global Inc.	30,731	13,639
	Blackstone Inc.	86,848	10,919
	Chubb Ltd.	57,099	10,502
	PNC Financial Services Group Inc.	54,171	10,352
	Marsh & McLennan Cos. Inc.	64,757	10,180
	U.S. Bancorp	171,290	9,830
	Truist Financial Corp.	171,398	9,780
	CME Group Inc.	45,724	9,223
	Intercontinental Exchange Inc.	70,946	8,480
	Aon plc Class A	28,508	8,178
	Moody's Corp.	20,701	7,882
	Progressive Corp.	74,484	7,176
	MSCI Inc. Class A	10,206	6,477
	T Rowe Price Group Inc.	28,667	6,418
	American International Group Inc.	109,738	5,987
	MetLife Inc.	94,783	5,877
	Bank of New York Mellon Corp.	102,418	5,656
	Prudential Financial Inc.	50,344	5,330
	Travelers Cos. Inc.	32,145	5,134
	Allstate Corp.	37,800	5,114
	Discover Financial Services	38,934	4,992
	Aflac Inc.	86,023	4,876
	KKR & Co. Inc.	70,001	4,500
	First Republic Bank	22,377	4,452
*	SVB Financial Group	7,408	4,145
	State Street Corp.	44,342	4,120
	Ameriprise Financial Inc.	14,905	4,068
	Arthur J Gallagher & Co.	25,730	3,695
	Willis Towers Watson plc	16,434	3,627
	Fifth Third Bancorp	89,197	3,466
	Northern Trust Corp.	26,213	3,107
	Hartford Financial Services Group Inc.	45,487	3,058
	Huntington Bancshares Inc.	185,767	2,885
	Nasdaq Inc.	14,535	2,846
	Broadridge Financial Solutions Inc.	14,641	2,521
	Ally Financial Inc.	47,247	2,499
	Regions Financial Corp.	121,943	2,491
	KeyCorp	122,522	2,490
	Citizens Financial Group Inc.	53,851	2,358
	Cincinnati Financial Corp.	19,018	2,347
	Principal Financial Group Inc.	34,146	2,281
	M&T Bank Corp.	16,248	2,275
	MarketAxess Holdings Inc.	4,765	2,268
		Shares	Market Value• ($000)
	Raymond James Financial Inc.	15,646	2,189
*	Markel Corp.	1,711	2,173
*	Arch Capital Group Ltd.	49,504	2,035
	Signature Bank	7,140	1,852
	FactSet Research Systems Inc.	4,821	1,833
	Brown & Brown Inc.	29,699	1,724
	Cboe Global Markets Inc.	13,546	1,709
	Fidelity National Financial Inc.	34,754	1,697
	Lincoln National Corp.	24,040	1,650
	Loews Corp.	28,185	1,575
	Annaly Capital Management Inc.	177,034	1,538
	Equitable Holdings Inc.	48,798	1,513
	LPL Financial Holdings Inc.	10,160	1,502
	Everest Re Group Ltd.	5,149	1,364
	Apollo Global Management Inc. Class A	22,677	1,356
	Ares Management Corp. Class A	17,522	1,352
	Comerica Inc.	18,034	1,333
	W R Berkley Corp.	17,481	1,316
	East West Bancorp Inc.	17,770	1,303
	Assurant Inc.	7,562	1,286
	Globe Life Inc.	12,875	1,237
	Western Alliance Bancorp	12,651	1,234
	Zions Bancorp NA	21,019	1,217
	American Financial Group Inc.	8,654	1,194
	Franklin Resources Inc.	36,567	1,186
	First Horizon Corp.	71,076	1,165
	Tradeweb Markets Inc. Class A	13,394	1,165
*	Alleghany Corp.	1,705	1,154
	AGNC Investment Corp.	67,046	1,094
	Invesco Ltd.	42,516	1,077
	Carlyle Group Inc.	20,647	1,020
	Jefferies Financial Group Inc.	27,269	1,008
*	Athene Holding Ltd. Class A	14,897	998
	Reinsurance Group of America Inc.	8,464	980
	Voya Financial Inc.	14,991	974
	RenaissanceRe Holdings Ltd.	6,186	970
	First American Financial Corp.	13,550	956
	Old Republic International Corp.	36,703	954
	Janus Henderson Group plc	21,659	939
	Pinnacle Financial Partners Inc.	9,628	933
	Commerce Bancshares Inc.	13,147	930
	Starwood Property Trust Inc.	35,741	922
	People's United Financial Inc.	55,186	907
	Affiliated Managers Group Inc.	5,285	899
	Stifel Financial Corp.	12,961	896
	SEI Investments Co.	13,840	869
	Cullen/Frost Bankers Inc.	7,411	846
	Prosperity Bancshares Inc.	11,656	815

10

Russell 1000 Index Fund
		Shares	Market Value• ($000)
	Morningstar Inc.	3,029	812
	Synovus Financial Corp.	18,817	811
	Popular Inc.	10,388	789
	Primerica Inc.	5,099	780
	SLM Corp.	40,992	769
	OneMain Holdings Inc.	13,233	765
	New York Community Bancorp Inc.	58,404	731
	Evercore Inc. Class A	5,118	715
	Unum Group	26,538	706
*	Credit Acceptance Corp.	1,173	680
	Interactive Brokers Group Inc. Class A	10,476	677
	First Citizens BancShares Inc. Class A	751	674
	MGIC Investment Corp.	43,466	664
	PacWest Bancorp	15,433	657
	Bank OZK	15,434	655
	Hanover Insurance Group Inc.	4,387	620
	Lazard Ltd. Class A	12,919	612
	Webster Financial Corp.	11,742	593
	New Residential Investment Corp.	54,058	590
	Erie Indemnity Co. Class A	3,278	581
*	Brighthouse Financial Inc.	11,304	553
	Wintrust Financial Corp.	7,390	553
	Kemper Corp.	8,020	550
	Umpqua Holdings Corp.	28,032	546
	Sterling Bancorp	23,280	533
	Axis Capital Holdings Ltd.	9,741	498
	FNB Corp.	42,454	496
	First Hawaiian Inc.	16,605	463
	Assured Guaranty Ltd.	8,900	444
	Bank of Hawaii Corp.	5,230	438
	White Mountains Insurance Group Ltd.	378	424
*,1	Lemonade Inc.	4,877	368
	BOK Financial Corp.	4,021	354
*	Upstart Holdings Inc.	1,458	334
	Santander Consumer USA Holdings Inc.	7,520	314
	Rocket Cos. Inc. Class A	17,221	299
	Virtu Financial Inc. Class A	11,773	288
	Mercury General Corp.	3,353	200
	CNA Financial Corp.	3,430	152
	TFS Financial Corp.	6,113	122
	UWM Holdings Corp.	5,536	41
*	GoHealth Inc. Class A	5,791	28
			600,781
Health Care (12.7%)
	Johnson & Johnson	336,152	58,198
	UnitedHealth Group Inc.	120,033	49,966
	Pfizer Inc.	712,396	32,820
	Abbott Laboratories	221,441	27,984
	Eli Lilly & Co.	108,155	27,935
	Thermo Fisher Scientific Inc.	50,120	27,814
	AbbVie Inc.	225,318	27,214
	Danaher Corp.	80,901	26,225
	Merck & Co. Inc.	323,255	24,661
	Medtronic plc	171,326	22,869
	Bristol-Myers Squibb Co.	284,955	19,052
	Amgen Inc.	73,283	16,528
*	Moderna Inc.	43,140	16,250
*	Intuitive Surgical Inc.	15,058	15,865
	Zoetis Inc.	60,574	12,391
		Shares	Market Value• ($000)
	Stryker Corp.	44,503	12,332
	Anthem Inc.	31,259	11,726
	Gilead Sciences Inc.	159,757	11,627
	Becton Dickinson and Co.	36,843	9,273
*	Edwards Lifesciences Corp.	78,770	9,230
	Cigna Corp.	43,523	9,212
*	Regeneron Pharmaceuticals Inc.	12,798	8,618
*	Illumina Inc.	18,573	8,491
	HCA Healthcare Inc.	33,170	8,391
*	Boston Scientific Corp.	180,808	8,163
*	IDEXX Laboratories Inc.	10,771	7,257
*	Align Technology Inc.	10,001	7,091
	Agilent Technologies Inc.	38,786	6,806
	Humana Inc.	16,433	6,662
*	Vertex Pharmaceuticals Inc.	33,109	6,631
*	DexCom Inc.	12,318	6,521
*	Biogen Inc.	19,144	6,488
*	IQVIA Holdings Inc.	24,331	6,320
*	Veeva Systems Inc. Class A	17,494	5,808
	ResMed Inc.	18,381	5,340
	Baxter International Inc.	64,245	4,897
*	Centene Corp.	73,923	4,656
	West Pharmaceutical Services Inc.	9,394	4,243
	Zimmer Biomet Holdings Inc.	26,661	4,011
*	Laboratory Corp. of America Holdings	12,458	3,780
*	Alnylam Pharmaceuticals Inc.	14,995	3,020
*	Horizon Therapeutics plc	27,865	3,012
	Cerner Corp.	38,540	2,943
*	Avantor Inc.	74,169	2,925
*	Seagen Inc.	17,007	2,850
*	Charles River Laboratories International Inc.	6,364	2,825
	Cooper Cos. Inc.	6,184	2,787
*	Teladoc Health Inc.	18,707	2,702
	STERIS plc	12,541	2,696
*	Catalent Inc.	20,566	2,683
	PerkinElmer Inc.	14,306	2,644
*	Hologic Inc.	32,358	2,561
	Quest Diagnostics Inc.	16,612	2,539
*	Insulet Corp.	8,401	2,502
	Bio-Techne Corp.	4,944	2,468
	Teleflex Inc.	5,925	2,343
*	Exact Sciences Corp.	21,789	2,274
	Viatris Inc.	153,797	2,250
*	Novavax Inc.	9,428	2,249
*	Bio-Rad Laboratories Inc. Class A	2,694	2,168
*	ABIOMED Inc.	5,625	2,047
*	Repligen Corp.	7,000	1,981
*	Molina Healthcare Inc.	7,355	1,977
*	BioMarin Pharmaceutical Inc.	23,222	1,956
	Cardinal Health Inc.	36,971	1,941
*	Elanco Animal Health Inc. (XNYS)	56,772	1,895
*	10X Genomics Inc. Class A	10,648	1,873
*	Incyte Corp.	23,383	1,789
*	Novocure Ltd.	13,037	1,750
*	Masimo Corp.	6,375	1,731
	DENTSPLY SIRONA Inc.	27,701	1,709
*	QIAGEN NV	28,937	1,615

11

Russell 1000 Index Fund
		Shares	Market Value• ($000)
	Royalty Pharma plc Class A	41,650	1,610
	Universal Health Services Inc. Class B	9,554	1,488
*	Guardant Health Inc.	11,454	1,458
*	Henry Schein Inc.	17,885	1,352
	Hill-Rom Holdings Inc.	8,592	1,251
*	Natera Inc.	10,479	1,241
*	United Therapeutics Corp.	5,690	1,223
*	Syneos Health Inc.	12,836	1,191
*	Penumbra Inc.	4,267	1,173
*	DaVita Inc.	8,933	1,168
	Bruker Corp.	13,016	1,149
*	Neurocrine Biosciences Inc.	11,876	1,131
	Organon & Co.	32,264	1,093
*	Jazz Pharmaceuticals plc	7,605	1,002
	Encompass Health Corp.	12,167	955
	Chemed Corp.	1,998	952
*	PPD Inc.	20,398	945
*	Acceleron Pharma Inc.	6,728	901
*	Tandem Diabetes Care Inc.	7,872	883
*	Envista Holdings Corp.	20,599	881
*	Mirati Therapeutics Inc.	4,984	846
*	Globus Medical Inc. Class A	9,709	792
*	Ultragenyx Pharmaceutical Inc.	8,187	788
*	Exelixis Inc.	40,072	768
*	Sarepta Therapeutics Inc.	9,757	762
*	Acadia Healthcare Co. Inc.	11,466	758
*	Amedisys Inc.	4,128	757
*	Ionis Pharmaceuticals Inc.	18,271	726
*	Integra LifeSciences Holdings Corp.	9,240	695
	Perrigo Co. plc	16,555	678
*	Quidel Corp.	4,847	625
*	Oak Street Health Inc.	13,109	613
	Premier Inc. Class A	15,275	568
*	Maravai LifeSciences Holdings Inc. Class A	9,568	566
*	ICU Medical Inc.	2,531	505
*	Adaptive Biotechnologies Corp.	13,734	499
*	Iovance Biotherapeutics Inc.	18,502	445
*,1	CureVac NV	6,764	445
*	Nektar Therapeutics Class A	22,423	347
*	Sage Therapeutics Inc.	6,546	303
*	Sotera Health Co.	9,974	244
*	agilon health Inc.	6,372	223
*	Certara Inc.	4,214	141
*	Signify Health Inc. Class A	2,826	73
	AstraZeneca plc ADR	1	—
			700,265
Industrials (13.6%)
	Visa Inc. Class A	215,980	49,481
*	PayPal Holdings Inc.	149,819	43,247
	Mastercard Inc. Class A	111,635	38,651
	Accenture plc Class A	81,088	27,291
	Honeywell International Inc.	88,719	20,575
	Union Pacific Corp.	84,774	18,382
	United Parcel Service Inc. Class B	92,329	18,062
	Raytheon Technologies Corp.	193,071	16,365
		Shares	Market Value• ($000)
*	Boeing Co.	68,290	14,990
	Caterpillar Inc.	69,877	14,735
	General Electric Co.	139,258	14,679
	3M Co.	73,801	14,372
	American Express Co.	83,149	13,799
	Deere & Co.	35,938	13,586
*	Square Inc. Class A	49,802	13,350
	Lockheed Martin Corp.	31,608	11,373
	Automatic Data Processing Inc.	54,255	11,341
	Fidelity National Information Services Inc.	79,056	10,101
	Capital One Financial Corp.	57,051	9,469
	Sherwin-Williams Co.	31,122	9,451
	CSX Corp.	287,963	9,367
	Illinois Tool Works Inc.	40,068	9,330
*	Fiserv Inc.	76,370	8,996
	Eaton Corp. plc	50,577	8,515
	FedEx Corp.	31,230	8,298
	Norfolk Southern Corp.	31,884	8,084
	Emerson Electric Co.	76,007	8,019
	Northrop Grumman Corp.	19,218	7,066
	Johnson Controls International plc	91,487	6,843
	General Dynamics Corp.	32,145	6,439
	Carrier Global Corp.	111,099	6,399
	L3Harris Technologies Inc.	26,122	6,087
	Global Payments Inc.	37,369	6,078
	Trane Technologies plc	30,502	6,055
	IHS Markit Ltd.	47,512	5,730
	Otis Worldwide Corp.	54,886	5,062
	DuPont de Nemours Inc.	68,064	5,038
	Parker-Hannifin Corp.	16,427	4,873
	Rockwell Automation Inc.	14,816	4,822
	PPG Industries Inc.	30,125	4,806
	Paychex Inc.	40,893	4,681
*	Mettler-Toledo International Inc.	2,928	4,547
	Cintas Corp.	11,381	4,504
	Cummins Inc.	18,629	4,396
*	Keysight Technologies Inc.	23,687	4,249
	Equifax Inc.	15,485	4,216
	Verisk Analytics Inc. Class A	20,280	4,092
*	TransDigm Group Inc.	6,604	4,012
	AMETEK Inc.	29,459	4,006
*	Zebra Technologies Corp. Class A	6,789	3,986
	Stanley Black & Decker Inc.	20,601	3,982
	Ball Corp.	41,025	3,937
	Old Dominion Freight Line Inc.	13,018	3,759
	Synchrony Financial	74,038	3,683
	PACCAR Inc.	43,424	3,555
*	Generac Holdings Inc.	7,813	3,414
*	United Rentals Inc.	9,235	3,257
	Kansas City Southern	11,573	3,248
*	Waters Corp.	7,783	3,222
	Dover Corp.	18,273	3,186
	Vulcan Materials Co.	16,840	3,131
	Xylem Inc.	22,729	3,098
	Fortive Corp.	41,638	3,076
	Martin Marietta Materials Inc.	7,922	3,020
*	Trimble Inc.	31,793	2,996
	TransUnion	24,364	2,961

12

Russell 1000 Index Fund
		Shares	Market Value• ($000)
*	FleetCor Technologies Inc.	10,420	2,743
*	Teledyne Technologies Inc.	5,798	2,687
	Expeditors International of Washington Inc.	21,456	2,674
*	Bill.Com Holdings Inc.	9,511	2,610
	WW Grainger Inc.	5,924	2,569
*	Ingersoll Rand Inc.	47,815	2,535
	Amcor plc	196,766	2,528
	Jacobs Engineering Group Inc.	16,359	2,208
	IDEX Corp.	9,666	2,165
	Textron Inc.	28,727	2,088
	Westinghouse Air Brake Technologies Corp.	23,019	2,067
	Masco Corp.	32,127	1,951
	Cognex Corp.	21,708	1,924
	JB Hunt Transport Services Inc.	10,706	1,899
	Quanta Services Inc.	17,867	1,824
	Crown Holdings Inc.	16,525	1,814
	Packaging Corp. of America	11,862	1,799
	Nordson Corp.	7,468	1,782
	Westrock Co.	32,835	1,709
	Fortune Brands Home & Security Inc.	17,518	1,706
	Graco Inc.	21,408	1,679
	Jack Henry & Associates Inc.	9,391	1,656
	Allegion plc	11,415	1,644
*	Trex Co. Inc.	14,754	1,619
*	Fair Isaac Corp.	3,510	1,614
	Pentair plc	20,750	1,601
	Howmet Aerospace Inc.	49,724	1,579
	Toro Co.	13,877	1,526
	Snap-on Inc.	6,728	1,513
	CH Robinson Worldwide Inc.	16,664	1,501
*	Axon Enterprise Inc.	8,205	1,492
	Hubbell Inc. Class B	7,021	1,447
	Lennox International Inc.	4,318	1,447
	Booz Allen Hamilton Holding Corp. Class A	17,499	1,433
*	Mohawk Industries Inc.	7,226	1,429
	Robert Half International Inc.	13,740	1,421
*	Builders FirstSource Inc.	26,079	1,390
	Carlisle Cos. Inc.	6,499	1,370
	RPM International Inc.	16,055	1,321
*	StoneCo. Ltd. Class A	28,249	1,315
*	Middleby Corp.	6,908	1,264
	Owens Corning	13,200	1,261
*	Paylocity Holding Corp.	4,661	1,255
	A O Smith Corp.	17,168	1,248
	Genpact Ltd.	23,273	1,207
	Sealed Air Corp.	19,419	1,185
	Watsco Inc.	4,234	1,179
*	Berry Global Group Inc.	17,515	1,176
*	Sensata Technologies Holding plc	19,814	1,173
*	AECOM	17,456	1,144
	AptarGroup Inc.	8,364	1,127
	Donaldson Co. Inc.	16,383	1,110
	HEICO Corp. Class A	9,699	1,108
	Western Union Co.	51,074	1,105
	AGCO Corp.	7,899	1,087
*	XPO Logistics Inc.	12,358	1,074
	MKS Instruments Inc.	7,131	1,050
		Shares	Market Value• ($000)
	Knight-Swift Transportation Holdings Inc.	20,199	1,049
*	WEX Inc.	5,695	1,045
	Lincoln Electric Holdings Inc.	7,421	1,036
	ITT Inc.	10,750	1,028
	Huntington Ingalls Industries Inc.	4,996	1,020
*	GXO Logistics Inc.	12,358	1,011
	Oshkosh Corp.	8,816	1,010
	Brunswick Corp.	9,732	943
*	TopBuild Corp.	4,200	919
	Woodward Inc.	7,391	894
	Littelfuse Inc.	3,077	878
*	Euronet Worldwide Inc.	6,504	867
	Sonoco Products Co.	13,007	849
	Landstar System Inc.	4,986	838
	Eagle Materials Inc.	5,331	836
	ManpowerGroup Inc.	6,882	836
	Louisiana-Pacific Corp.	12,914	819
	Advanced Drainage Systems Inc.	7,159	817
	MDU Resources Group Inc.	25,221	811
	Acuity Brands Inc.	4,392	810
*	Coherent Inc.	3,152	796
*	Axalta Coating Systems Ltd.	25,979	793
	Vontier Corp.	21,495	782
	Regal Beloit Corp.	5,213	779
	MSA Safety Inc.	4,745	773
*	Colfax Corp.	15,735	758
	HEICO Corp.	5,778	733
	nVent Electric plc	21,120	726
	Graphic Packaging Holding Co.	35,027	719
	BWX Technologies Inc.	12,473	716
	Valmont Industries Inc.	2,641	657
*	MasTec Inc.	7,117	651
	Flowserve Corp.	16,599	645
	Crane Co.	6,317	643
	Armstrong World Industries Inc.	5,980	622
	Curtiss-Wright Corp.	5,000	609
	Alliance Data Systems Corp.	6,153	604
*	FTI Consulting Inc.	4,222	590
*	AZEK Co. Inc. Class A	13,603	578
	Ryder System Inc.	6,733	535
	Air Lease Corp. Class A	13,415	533
	Spirit AeroSystems Holdings Inc. Class A	13,411	526
	Allison Transmission Holdings Inc.	13,728	508
*	Virgin Galactic Holdings Inc.	18,314	497
	MSC Industrial Direct Co. Inc. Class A	5,853	493
*	Shift4 Payments Inc. Class A	5,482	470
	Silgan Holdings Inc.	10,340	439
*	Kirby Corp.	7,789	417
*	Mercury Systems Inc.	6,886	347
*	Paysafe Ltd.	39,173	331
*	TuSimple Holdings Inc. Class A	4,551	191
	ADT Inc.	21,060	180
*	Gates Industrial Corp. plc	10,339	169

13

Russell 1000 Index Fund
		Shares	Market Value• ($000)
	Schneider National Inc. Class B	7,250	163
*	Diversey Holdings Ltd.	6,514	114
*	Hayward Holdings Inc.	4,858	102
	Ardagh Group SA	2,021	53
*	Marqeta Inc. Class A	298	9
			746,020
Real Estate (3.3%)
	American Tower Corp.	57,564	16,819
	Prologis Inc.	93,959	12,653
	Crown Castle International Corp.	54,911	10,691
	Equinix Inc.	11,360	9,582
	Public Storage	19,231	6,223
	Digital Realty Trust Inc.	35,790	5,866
	Simon Property Group Inc.	41,655	5,601
	SBA Communications Corp. Class A	13,823	4,962
	Welltower Inc.	53,249	4,661
*	CoStar Group Inc.	49,880	4,227
*	CBRE Group Inc. Class A	42,637	4,106
	AvalonBay Communities Inc.	17,733	4,071
	Equity Residential	46,904	3,943
	Alexandria Real Estate Equities Inc.	18,602	3,839
	Weyerhaeuser Co.	95,566	3,440
	Realty Income Corp.	47,421	3,425
	Extra Space Storage Inc.	16,766	3,134
	Invitation Homes Inc.	71,844	2,959
	Sun Communities Inc.	14,125	2,846
	Mid-America Apartment Communities Inc.	14,388	2,768
	Essex Property Trust Inc.	8,237	2,724
	Ventas Inc.	47,588	2,662
	Duke Realty Corp.	47,982	2,520
	Healthpeak Properties Inc.	68,095	2,451
	Boston Properties Inc.	19,776	2,235
	VICI Properties Inc.	68,591	2,120
	UDR Inc.	38,011	2,053
*	Zillow Group Inc. Class C	20,883	2,000
	Equity LifeStyle Properties Inc.	21,883	1,862
	Camden Property Trust	11,887	1,784
	WP Carey Inc.	22,781	1,780
	Iron Mountain Inc.	36,922	1,763
	Kimco Realty Corp.	75,265	1,640
*	Jones Lang LaSalle Inc.	6,502	1,576
	Medical Properties Trust Inc.	73,993	1,515
*	Host Hotels & Resorts Inc.	89,309	1,479
	American Homes 4 Rent Class A	35,174	1,475
	Regency Centers Corp.	21,369	1,466
	VEREIT Inc.	28,975	1,464
	Gaming and Leisure Properties Inc.	28,236	1,392
	CubeSmart	25,323	1,355
	Lamar Advertising Co. Class A	10,758	1,225
	Federal Realty Investment Trust	9,939	1,210
	CyrusOne Inc.	15,638	1,204
	Life Storage Inc.	9,636	1,199
	Americold Realty Trust	32,071	1,178
	STORE Capital Corp.	31,506	1,136
		Shares	Market Value• ($000)
	National Retail Properties Inc.	22,356	1,064
	Rexford Industrial Realty Inc.	16,999	1,053
	Apartment Income REIT Corp.	20,319	1,033
	Omega Healthcare Investors Inc.	30,193	1,012
	Kilroy Realty Corp.	14,795	971
	Vornado Realty Trust	22,592	946
	First Industrial Realty Trust Inc.	16,510	924
	Brixmor Property Group Inc.	38,473	902
	American Campus Communities Inc.	17,324	881
	Healthcare Trust of America Inc. Class A	28,367	860
	CoreSite Realty Corp.	5,520	819
*	Opendoor Technologies Inc.	44,009	780
	Spirit Realty Capital Inc.	14,822	767
	Cousins Properties Inc.	19,306	744
*	Zillow Group Inc. Class A	7,631	730
	Douglas Emmett Inc.	21,777	719
	SL Green Realty Corp.	9,123	639
	Rayonier Inc.	17,249	634
	Highwoods Properties Inc.	13,122	600
*	Park Hotels & Resorts Inc.	30,090	576
	EPR Properties	9,301	472
	Hudson Pacific Properties Inc.	17,868	471
	JBG SMITH Properties	15,553	469
*	Howard Hughes Corp.	5,053	458
			180,808
Technology (29.3%)
	Apple Inc.	2,002,823	304,089
	Microsoft Corp.	961,450	290,242
*	Facebook Inc. Class A	305,241	115,802
*	Alphabet Inc. Class A	38,576	111,637
*	Alphabet Inc. Class C	35,988	104,698
	NVIDIA Corp.	305,066	68,289
*	Adobe Inc.	60,932	40,441
*	salesforce.com Inc.	117,949	31,288
	Intel Corp.	515,875	27,888
	Broadcom Inc.	50,850	25,283
	Texas Instruments Inc.	117,685	22,467
	QUALCOMM Inc.	143,899	21,109
	Oracle Corp.	222,055	19,792
	Intuit Inc.	32,513	18,406
*	Advanced Micro Devices Inc.	154,399	17,095
*	ServiceNow Inc.	25,130	16,175
	International Business Machines Corp.	114,014	16,001
	Applied Materials Inc.	116,735	15,774
	Analog Devices Inc.	68,421	11,149
	Lam Research Corp.	18,156	10,981
	Micron Technology Inc.	142,892	10,531
*	Autodesk Inc.	28,072	8,705
*	Zoom Video Communications Inc. Class A	27,211	7,878
	NXP Semiconductors NV	35,232	7,579
*	Twilio Inc. Class A	20,632	7,365
*	DocuSign Inc. Class A	24,214	7,173
	KLA Corp.	19,595	6,661
	Roper Technologies Inc.	13,396	6,474

14

Russell 1000 Index Fund
		Shares	Market Value• ($000)
*	Workday Inc. Class A	23,618	6,451
*	Synopsys Inc.	19,404	6,447
*	Twitter Inc.	99,658	6,428
	Marvell Technology Inc.	103,112	6,309
*	Atlassian Corp. plc Class A	16,878	6,195
*	Crowdstrike Holdings Inc. Class A	20,520	5,766
*	Cadence Design Systems Inc.	35,136	5,744
	Amphenol Corp. Class A	74,588	5,716
*	Palo Alto Networks Inc.	12,069	5,564
*	Palantir Technologies Inc. Class A	207,572	5,467
*	Fortinet Inc.	17,125	5,397
	Cognizant Technology Solutions Corp. Class A	67,342	5,139
	Microchip Technology Inc.	31,859	5,013
*	Xilinx Inc.	31,401	4,886
	HP Inc.	159,520	4,744
*	Match Group Inc.	34,467	4,737
*	Snowflake Inc. Class A	15,266	4,646
*	EPAM Systems Inc.	6,827	4,320
*	Okta Inc.	15,862	4,181
*	ANSYS Inc.	11,091	4,052
*	Datadog Inc. Class A	28,955	3,990
*	HubSpot Inc.	5,690	3,895
	Corning Inc.	97,153	3,885
*	Pinterest Inc. Class A	69,853	3,882
*	Cloudflare Inc. Class A	32,121	3,878
	Skyworks Solutions Inc.	21,049	3,862
	CDW Corp.	17,869	3,585
*	Dell Technologies Inc. Class C	35,100	3,421
*	Gartner Inc.	10,705	3,305
*	Splunk Inc.	20,986	3,208
*	Paycom Software Inc.	6,476	3,166
	Monolithic Power Systems Inc.	5,692	2,817
*	Zscaler Inc.	9,881	2,750
*	VeriSign Inc.	12,613	2,728
*	Qorvo Inc.	14,430	2,713
*	MongoDB Inc. Class A	6,709	2,629
	Hewlett Packard Enterprise Co.	166,930	2,581
*	RingCentral Inc. Class A	10,207	2,575
	Teradyne Inc.	21,072	2,559
	NetApp Inc.	28,188	2,507
*	Tyler Technologies Inc.	5,138	2,495
*	Western Digital Corp.	39,124	2,473
*	ON Semiconductor Corp.	54,068	2,398
*	Unity Software Inc.	18,801	2,383
*	Akamai Technologies Inc.	20,484	2,320
*	Coupa Software Inc.	9,342	2,287
	SS&C Technologies Holdings Inc.	28,611	2,165
	Entegris Inc.	17,124	2,057
*	DoorDash Inc. Class A	10,703	2,049
*	Nuance Communications Inc.	36,102	1,987
*	Avalara Inc.	10,703	1,923
	NortonLifeLock Inc.	70,081	1,861
*	Zendesk Inc.	14,982	1,852
*	Ceridian HCM Holding Inc.	16,476	1,851
*	PTC Inc.	13,527	1,781
	Leidos Holdings Inc.	17,986	1,765
	Citrix Systems Inc.	15,806	1,626
*	Dynatrace Inc.	23,366	1,606
		Shares	Market Value• ($000)
*	Globant SA	4,977	1,604
*	GoDaddy Inc. Class A	21,164	1,552
*	F5 Networks Inc.	7,581	1,543
*	VMware Inc. Class A	10,170	1,514
*	Wix.com Ltd.	6,794	1,509
*	Black Knight Inc.	19,597	1,483
*	Elastic NV	8,714	1,390
*	Five9 Inc.	8,524	1,349
*	Clarivate plc	52,550	1,324
*	Manhattan Associates Inc.	7,920	1,291
	Amdocs Ltd.	16,710	1,287
*	IAC/InterActive Corp.	9,747	1,287
*	Cree Inc.	14,861	1,263
*,2	Proofpoint Inc.	7,111	1,252
*	Guidewire Software Inc.	10,526	1,247
*	Dropbox Inc. Class A	38,938	1,235
*	Smartsheet Inc. Class A	15,323	1,219
*	DXC Technology Co.	32,201	1,182
	Universal Display Corp.	5,551	1,158
	Jabil Inc.	18,369	1,135
*	Aspen Technology Inc.	8,692	1,126
*	Arrow Electronics Inc.	9,228	1,119
	Bentley Systems Inc. Class B	17,207	1,110
*	Anaplan Inc.	17,913	1,074
	Vertiv Holdings Co. Class A	35,826	1,009
*	Concentrix Corp.	5,463	947
*	Nutanix Inc. Class A	24,363	899
*	Pure Storage Inc. Class A	34,184	883
	Brooks Automation Inc.	9,307	791
	Dolby Laboratories Inc. Class A	7,950	788
*	IPG Photonics Corp.	4,534	774
*	Teradata Corp.	14,022	767
*	CACI International Inc. Class A	2,952	760
*	Everbridge Inc.	4,699	738
	Pegasystems Inc.	5,149	709
	National Instruments Corp.	16,775	702
*	Change Healthcare Inc.	31,661	691
	SYNNEX Corp.	5,351	680
*	NCR Corp.	15,732	668
	CDK Global Inc.	16,003	666
	Science Applications International Corp.	7,556	636
*	Cirrus Logic Inc.	7,385	618
*	Vimeo Inc.	15,568	593
*	Fastly Inc. Class A	13,472	587
*	New Relic Inc.	6,858	548
*	Alteryx Inc. Class A	7,383	546
*	FireEye Inc.	28,846	525
	Avnet Inc.	12,611	510
*	Medallia Inc.	13,203	446
*	Skillz Inc. Class A	37,560	442
	Xerox Holdings Corp.	19,242	433
*	Duck Creek Technologies Inc.	9,155	427
*	Vroom Inc.	14,760	396
*	Dun & Bradstreet Holdings Inc.	20,217	371
	Switch Inc. Class A	14,505	360
*	nCino Inc.	5,813	360
*	Jamf Holding Corp.	6,516	229
*	Allegro MicroSystems Inc.	5,743	173
	McAfee Corp.Class A	6,051	161
*	C3.ai Inc. Class A	1,958	101
	SolarWinds Corp.	4,382	75

15

Russell 1000 Index Fund
		Shares	Market Value• ($000)
*	DoubleVerify Holdings Inc.	1,939	71
*	Datto Holding Corp.	2,692	69
*	N-Able Inc.	4,382	59
			1,611,450
Telecommunications (3.1%)
	Comcast Corp. Class A	581,885	35,309
	Cisco Systems Inc.	539,006	31,812
	Verizon Communications Inc.	528,403	29,062
	AT&T Inc.	910,599	24,969
*	Charter Communications Inc. Class A	16,742	13,672
*	T-Mobile U.S. Inc.	75,142	10,296
	Motorola Solutions Inc.	21,258	5,192
*	Roku Inc.	14,719	5,187
*	Liberty Broadband Corp. Class C	20,579	3,937
*	Arista Networks Inc.	7,679	2,838
	Lumen Technologies Inc.	140,404	1,727
	Cable One Inc.	676	1,419
*	DISH Network Corp. Class A	31,973	1,394
	Juniper Networks Inc.	40,836	1,183
*	Ciena Corp.	19,246	1,100
*	Lumentum Holdings Inc.	9,684	839
*	Altice USA Inc. Class A	27,064	743
*	ViaSat Inc.	7,965	411
*	CommScope Holding Co. Inc.	25,490	403
*	Liberty Broadband Corp. Class A	1,876	348
	Ubiquiti Inc.	819	266
			172,107
Utilities (2.7%)
	NextEra Energy Inc.	250,157	21,011
	Duke Energy Corp.	98,191	10,277
	Southern Co.	134,790	8,860
	Waste Management Inc.	53,816	8,347
	Dominion Energy Inc.	102,654	7,991
	Exelon Corp.	124,192	6,088
	American Electric Power Co. Inc.	63,969	5,730
	Sempra Energy	40,107	5,309
	Xcel Energy Inc.	68,648	4,720
	American Water Works Co. Inc.	23,218	4,231
	Public Service Enterprise Group Inc.	64,423	4,119
	Eversource Energy	43,796	3,974
	WEC Energy Group Inc.	40,285	3,806
	Republic Services Inc. Class A	26,727	3,318
	Consolidated Edison Inc.	43,774	3,303
	DTE Energy Co.	24,672	2,969
	PPL Corp.	98,058	2,878
	Ameren Corp.	32,551	2,855
	Entergy Corp.	25,568	2,828
		Shares	Market Value• ($000)
	Edison International	47,492	2,747
	FirstEnergy Corp.	68,841	2,676
	CMS Energy Corp.	36,635	2,349
	Evergy Inc.	29,300	2,006
	AES Corp.	83,756	1,999
	Alliant Energy Corp.	32,403	1,970
	CenterPoint Energy Inc.	73,976	1,856
*	PG&E Corp.	192,730	1,767
	Atmos Energy Corp.	16,573	1,616
	NRG Energy Inc.	31,272	1,428
	Essential Utilities Inc.	28,272	1,403
	UGI Corp.	26,540	1,229
	NiSource Inc.	49,596	1,223
	Vistra Corp.	59,894	1,143
*	Sunrun Inc.	25,417	1,125
	Pinnacle West Capital Corp.	14,079	1,083
	OGE Energy Corp.	24,930	883
*	Stericycle Inc.	11,864	826
	Brookfield Renewable Corp. Class A	16,445	720
	IDACORP Inc.	6,457	680
*	Clean Harbors Inc.	6,249	641
	National Fuel Gas Co.	11,223	581
	Hawaiian Electric Industries Inc.	13,153	573
	Avangrid Inc.	7,210	394
			145,532
Total Common Stocks (Cost $3,225,077)			5,500,022
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[3,4]	Vanguard Market Liquidity Fund, 0.068% (Cost $1,666)	16,663	1,666
Total Investments (100.0%) (Cost $3,226,743)			5,501,688
Other Assets and Liabilities—Net (0.0%)			1,691
Net Assets (100%)			5,503,379
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,606,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $1,664,000 was received for securities on loan.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

16

Russell 1000 Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2021	22	4,973	65

See accompanying Notes, which are an integral part of the Financial Statements.
17

Russell 1000 Index Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,225,077)	5,500,022
Affiliated Issuers (Cost $1,666)	1,666
Total Investments in Securities	5,501,688
Investment in Vanguard	178
Cash Collateral Pledged—Futures Contracts	260
Receivables for Investment Securities Sold	1,670
Receivables for Accrued Income	6,831
Total Assets	5,510,627
Liabilities
Due to Custodian	5,177
Collateral for Securities on Loan	1,664
Payables for Capital Shares Redeemed	224
Payables to Vanguard	178
Variation Margin Payable—Futures Contracts	5
Total Liabilities	7,248
Net Assets	5,503,379
At August 31, 2021, net assets consisted of:

Paid-in Capital	3,311,607
Total Distributable Earnings (Loss)	2,191,772
Net Assets	5,503,379

ETF Shares—Net Assets
Applicable to 12,750,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,681,636
Net Asset Value Per Share—ETF Shares	$210.32

Institutional Shares—Net Assets
Applicable to 6,925,551 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,821,743
Net Asset Value Per Share—Institutional Shares	$407.44

See accompanying Notes, which are an integral part of the Financial Statements.
18

Russell 1000 Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	65,838
Interest[1]	4
Securities Lending—Net	123
Total Income	65,965
Expenses
The Vanguard Group—Note B
Investment Advisory Services	693
Management and Administrative—ETF Shares	1,146
Management and Administrative—Institutional Shares	1,148
Marketing and Distribution—ETF Shares	94
Marketing and Distribution—Institutional Shares	61
Custodian Fees	237
Auditing Fees	29
Shareholders’ Reports—ETF Shares	37
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	2
Total Expenses	3,447
Net Investment Income	62,518
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	419,882
Futures Contracts	2,159
Realized Net Gain (Loss)	422,041
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	811,786
Futures Contracts	(642)
Change in Unrealized Appreciation (Depreciation)	811,144
Net Increase (Decrease) in Net Assets Resulting from Operations	1,295,703
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,000, $0, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $428,873,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
19

Russell 1000 Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	62,518	67,097
Realized Net Gain (Loss)	422,041	84,160
Change in Unrealized Appreciation (Depreciation)	811,144	625,102
Net Increase (Decrease) in Net Assets Resulting from Operations	1,295,703	776,359
Distributions
ETF Shares	(28,487)	(23,937)
Institutional Shares	(33,459)	(43,999)
Total Distributions	(61,946)	(67,936)
Capital Share Transactions
ETF Shares	414,276	210,407
Institutional Shares	(346,204)	(236,257)
Net Increase (Decrease) from Capital Share Transactions	68,072	(25,850)
Total Increase (Decrease)	1,301,829	682,573
Net Assets
Beginning of Period	4,201,550	3,518,977
End of Period	5,503,379	4,201,550

See accompanying Notes, which are an integral part of the Financial Statements.
20

Russell 1000 Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$161.36	$134.37	$133.57	$113.60	$99.81
Investment Operations
Net Investment Income[1]	2.459	2.525	2.395	2.209	2.054
Net Realized and Unrealized Gain (Loss) on Investments	48.925	27.028	.759	19.896	13.753
Total from Investment Operations	51.384	29.553	3.154	22.105	15.807
Distributions
Dividends from Net Investment Income	(2.424)	(2.563)	(2.354)	(2.135)	(2.017)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.424)	(2.563)	(2.354)	(2.135)	(2.017)
Net Asset Value, End of Period	$210.32	$161.36	$134.37	$133.57	$113.60
Total Return	32.14%	22.39%	2.45%	19.68%	16.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,682	$1,678	$1,196	$1,008	$724
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.34%	1.79%	1.85%	1.78%	1.94%
Portfolio Turnover Rate[2]	6%	9%	6%	9%	11%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
21

Russell 1000 Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$312.59	$260.26	$258.75	$220.06	$193.36
Investment Operations
Net Investment Income[1]	4.807	4.927	4.645	4.345	4.080
Net Realized and Unrealized Gain (Loss) on Investments	94.766	52.362	1.483	38.573	26.609
Total from Investment Operations	99.573	57.289	6.128	42.918	30.689
Distributions
Dividends from Net Investment Income	(4.723)	(4.959)	(4.618)	(4.228)	(3.989)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.723)	(4.959)	(4.618)	(4.228)	(3.989)
Net Asset Value, End of Period	$407.44	$312.59	$260.26	$258.75	$220.06
Total Return	32.16%	22.45%	2.45%	19.72%	16.06%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,822	$2,523	$2,323	$2,134	$2,014
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.36%	1.81%	1.86%	1.82%	1.98%
Portfolio Turnover Rate[2]	6%	9%	6%	9%	11%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
22

Russell 1000 Index Fund
Notes to Financial Statements
Vanguard Russell 1000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
23

Russell 1000 Index Fund
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds
24

Russell 1000 Index Fund
effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $178,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
25

Russell 1000 Index Fund
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	5,498,770	—	1,252	5,500,022
Temporary Cash Investments	1,666	—	—	1,666
Total	5,500,436	—	1,252	5,501,688
Derivative Financial Instruments
Assets
Futures Contracts[1]	65	—	—	65
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	428,461
Total Distributable Earnings (Loss)	(428,461)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes.
26

Russell 1000 Index Fund
As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	13,445
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(90,347)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	2,268,674
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	61,946	67,936
Long-Term Capital Gains	—	—
Total	61,946	67,936
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,233,015
Gross Unrealized Appreciation	2,402,260
Gross Unrealized Depreciation	(133,586)
Net Unrealized Appreciation (Depreciation)	2,268,674
E.	During the year ended August 31, 2021, the fund purchased $1,148,713,000 of investment securities and sold $1,072,420,000 of investment securities, other than temporary cash investments. Purchases and sales include $691,898,000 and $778,248,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $45,959,000 and sales were $44,167,000, resulting in net realized gain (loss) of ($5,124,000); these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
27

Russell 1000 Index Fund
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,203,957	6,875	484,207	3,500
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(789,681)	(4,525)	(273,800)	(2,000)
Net Increase (Decrease)—ETF Shares	414,276	2,350	210,407	1,500
Institutional Shares
Issued	416,311	1,158	264,170	1,009
Issued in Lieu of Cash Distributions	31,627	93	42,228	165
Redeemed	(794,142)	(2,397)	(542,655)	(2,028)
Net Increase (Decrease)—Institutional Shares	(346,204)	(1,146)	(236,257)	(854)
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
28

Russell 1000 Value Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Russell 1000 Value Index Fund ETF Shares Net Asset Value	36.32%	11.59%	12.89%	$33,630
Russell 1000 Value Index Fund ETF Shares Market Price	36.24	11.59	12.89	33,604
Russell 1000 Value Index	36.44	11.68	13.03	34,022
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	44,721

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 1000 Value Index Fund Institutional Shares	36.35%	11.62%	12.94%	$16,887,353
Russell 1000 Value Index	36.44	11.68	13.03	17,010,766
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	22,360,680
See Financial Highlights for dividend and capital gains information.
29

Russell 1000 Value Index Fund
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021

	One Year	Five Years	Ten Years
Russell 1000 Value Index Fund ETF Shares Market Price	36.24%	73.01%	236.04%
Russell 1000 Value Index Fund ETF Shares Net Asset Value	36.32	73.03	236.30
Russell 1000 Value Index	36.44	73.73	240.22
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
30

Russell 1000 Value Index Fund
Fund Allocation
As of August 31, 2021
Basic Materials	2.5%
Consumer Discretionary	9.9
Consumer Staples	7.0
Energy	4.6
Financials	20.5
Health Care	16.8
Industrials	14.1
Real Estate	4.8
Technology	8.6
Telecommunications	5.7
Utilities	5.5
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
31

Russell 1000 Value Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.6%)
Basic Materials (2.5%)
	Air Products and Chemicals Inc.	89,481	24,116
	Newmont Corp.	324,474	18,816
	Dow Inc.	279,794	17,599
	International Flavors & Fragrances Inc.	100,914	15,288
	Freeport-McMoRan Inc.	417,667	15,199
	Nucor Corp.	121,760	14,314
	Albemarle Corp.	47,091	11,148
	International Paper Co.	157,973	9,493
	LyondellBasell Industries NV Class A	93,588	9,392
	Eastman Chemical Co.	55,506	6,281
	Celanese Corp. Class A	28,671	4,547
	Mosaic Co.	138,338	4,452
	Steel Dynamics Inc.	65,305	4,407
*	Cleveland-Cliffs Inc.	186,356	4,374
	CF Industries Holdings Inc.	85,748	3,895
	Reliance Steel & Aluminum Co.	25,489	3,824
	FMC Corp.	38,455	3,601
	Avery Dennison Corp.	15,442	3,480
*	Alcoa Corp.	74,570	3,309
	Royal Gold Inc.	26,274	2,925
	U.S. Steel Corp.	106,784	2,856
	Ecolab Inc.	12,561	2,831
	Olin Corp.	53,306	2,657
	Huntsman Corp.	86,631	2,290
	Element Solutions Inc.	97,032	2,206
	Valvoline Inc.	72,561	2,188
	Ashland Global Holdings Inc.	22,056	2,010
	Timken Co.	25,827	1,899
*	Hexcel Corp.	33,409	1,895
*	Univar Solutions Inc.	67,125	1,585
	Fastenal Co.	26,093	1,457
	Chemours Co.	32,059	1,074
	NewMarket Corp.	2,879	1,007
	Westlake Chemical Corp.	10,553	922
	Southern Copper Corp.	2,867	179
			207,516
Consumer Discretionary (9.8%)
*	Walt Disney Co.	697,504	126,458
	Walmart Inc.	580,322	85,946
	McDonald's Corp.	248,470	59,002
	Target Corp.	111,100	27,440
*	General Motors Co.	556,524	27,275
		Shares	Market Value• ($000)
	Activision Blizzard Inc.	312,819	25,767
*	Ford Motor Co.	1,585,584	20,660
	Electronic Arts Inc.	115,661	16,795
	Yum! Brands Inc.	110,060	14,421
*	Aptiv plc	88,873	13,526
	Dollar General Corp.	55,258	12,318
*	Southwest Airlines Co.	238,736	11,884
	Lennar Corp. Class A	109,970	11,801
*	O'Reilly Automotive Inc.	19,254	11,438
*	AutoZone Inc.	7,108	11,011
	Garmin Ltd.	61,109	10,659
	ViacomCBS Inc. Class B	234,002	9,699
	Yum China Holdings Inc.	156,640	9,643
	Best Buy Co. Inc.	77,843	9,070
*	Dollar Tree Inc.	93,444	8,460
*	Carnival Corp.	344,634	8,319
*	CarMax Inc.	60,382	7,560
	DR Horton Inc.	78,602	7,516
*	Royal Caribbean Cruises Ltd.	88,913	7,356
	MGM Resorts International	166,138	7,081
	Genuine Parts Co.	57,636	7,043
	Omnicom Group Inc.	86,655	6,345
*	United Airlines Holdings Inc.	135,219	6,289
*	Take-Two Interactive Software Inc.	37,070	5,976
	Interpublic Group of Cos. Inc.	160,221	5,965
*	LKQ Corp.	111,944	5,898
	Whirlpool Corp.	24,808	5,496
	Advance Auto Parts Inc.	26,813	5,439
	Costco Wholesale Corp.	11,671	5,316
	Hasbro Inc.	51,978	5,110
*	American Airlines Group Inc.	255,829	5,101
*	Penn National Gaming Inc.	59,561	4,830
	Fox Corp. Class A	126,469	4,735
*	Hilton Worldwide Holdings Inc.	36,416	4,547
	Service Corp. International	66,884	4,198
	BorgWarner Inc. (XNYS)	97,574	4,164
*	Deckers Outdoor Corp.	9,820	4,109
*	Tapestry Inc.	100,632	4,058
	PulteGroup Inc.	74,451	4,010
*	Liberty Media Corp.-Liberty Formula One Class C	79,332	4,009
	Newell Brands Inc.	156,183	3,969
	Lear Corp.	23,987	3,837
32

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
*	Norwegian Cruise Line Holdings Ltd.	147,870	3,821
*	Wayfair Inc. Class A	13,424	3,769
*	Uber Technologies Inc.	93,192	3,648
	Kohl's Corp.	62,811	3,605
	VF Corp.	46,458	3,553
	Lithia Motors Inc. Class A	10,721	3,552
[1]	Dick's Sporting Goods Inc.	25,047	3,527
*	Discovery Inc. Class C	126,847	3,500
	News Corp. Class A	154,976	3,482
	New York Times Co. Class A	66,012	3,352
*	Liberty Media Corp.- Liberty SiriusXM Class C	67,791	3,346
*	Capri Holdings Ltd.	59,175	3,344
	Aramark	91,764	3,193
*	Caesars Entertainment Inc.	30,313	3,081
	Nielsen Holdings plc	143,095	3,071
	Gentex Corp.	96,742	2,980
*	PVH Corp.	28,390	2,975
	Bath & Body Works Inc.	42,668	2,879
*	Live Nation Entertainment Inc.	33,062	2,867
*	Alaska Air Group Inc.	48,942	2,806
	Leggett & Platt Inc.	53,351	2,582
	Domino's Pizza Inc.	4,926	2,546
	Darden Restaurants Inc.	16,886	2,544
*	Marriott Vacations Worldwide Corp.	16,733	2,502
	Harley-Davidson Inc.	61,236	2,421
*	Skechers USA Inc. Class A	46,822	2,361
	AMERCO	3,555	2,350
*	NVR Inc.	447	2,315
	Fox Corp. Class B	66,186	2,292
	Nexstar Media Group Inc. Class A	15,258	2,285
[1]	Sirius XM Holdings Inc.	360,818	2,262
*	AutoNation Inc.	20,226	2,206
	Ralph Lauren Corp. Class A	18,916	2,197
	Gap Inc.	80,745	2,158
*	Terminix Global Holdings Inc.	51,463	2,142
	Foot Locker Inc.	36,005	2,041
*	Discovery Inc. Class A	70,186	2,024
*	JetBlue Airways Corp.	126,955	1,921
*	Ollie's Bargain Outlet Holdings Inc.	26,163	1,894
*	Zynga Inc. Class A	209,512	1,854
	Carter's Inc.	17,314	1,773
	Toll Brothers Inc.	26,874	1,722
*	SiteOne Landscape Supply Inc.	8,484	1,698
*	Under Armour Inc. Class A	72,359	1,674
*	Under Armour Inc. Class C	82,803	1,661
	Qurate Retail Inc. Series A	148,777	1,641
*	Grand Canyon Education Inc.	18,377	1,638
*	Boyd Gaming Corp.	25,912	1,590
	Columbia Sportswear Co.	14,924	1,522
*	Liberty Media Corp.- Liberty SiriusXM Class A	30,385	1,504
	Thor Industries Inc.	12,731	1,444
	Williams-Sonoma Inc.	7,355	1,373
*	Hyatt Hotels Corp. Class A	16,390	1,206
	Penske Automotive Group Inc.	12,792	1,150
*	Chegg Inc.	13,367	1,112
*	Coty Inc. Class A	113,411	1,108
		Shares	Market Value• ($000)
	News Corp. Class B	49,899	1,099
	Hanesbrands Inc.	55,995	1,046
	Wyndham Hotels & Resorts Inc.	13,605	989
*	Copa Holdings SA Class A	12,692	955
*	Victoria's Secret & Co.	14,222	943
	Polaris Inc.	7,224	865
*	Madison Square Garden Sports Corp.	4,667	844
*	Planet Fitness Inc. Class A	10,354	842
*	Six Flags Entertainment Corp.	19,057	805
*	Bright Horizons Family Solutions Inc.	4,911	716
	Travel + Leisure Co.	11,289	618
*	Petco Health & Wellness Co. Inc. Class A	27,967	602
*	Driven Brands Holdings Inc.	19,652	587
*	TripAdvisor Inc.	15,235	533
	Lennar Corp. Class B	5,720	501
*	frontdoor Inc.	10,831	472
*	Liberty Media Corp.- Liberty Formula One Class A	9,959	455
*	Burlington Stores Inc.	1,451	435
	H&R Block Inc.	14,187	364
*	QuantumScape Corp. Class A	13,325	293
	Rollins Inc.	6,393	249
*	Nordstrom Inc.	7,174	205
	ViacomCBS Inc. Class A	4,412	203
*	Leslie's Inc.	5,014	121
	World Wrestling Entertainment Inc. Class A	2,300	120
*	Endeavor Group Holdings Inc. Class A	89	2
			821,477
Consumer Staples (6.9%)
	Procter & Gamble Co.	984,685	140,209
	Philip Morris International Inc.	630,324	64,923
	CVS Health Corp.	533,039	46,049
	Mondelez International Inc. Class A	564,139	35,016
	Coca-Cola Co.	462,416	26,039
	Altria Group Inc.	334,069	16,780
	PepsiCo Inc.	94,875	14,838
	Walgreens Boots Alliance Inc.	291,439	14,791
	General Mills Inc.	245,871	14,214
	Kroger Co.	302,404	13,920
	Constellation Brands Inc. Class A	65,488	13,827
	Archer-Daniels-Midland Co.	226,086	13,565
	Corteva Inc.	297,374	13,076
	Colgate-Palmolive Co.	158,593	12,362
	McKesson Corp.	55,078	11,244
	Keurig Dr Pepper Inc.	282,172	10,065
	Kraft Heinz Co.	267,957	9,644
	Kimberly-Clark Corp.	68,076	9,382
	Tyson Foods Inc. Class A	116,109	9,117
	McCormick & Co. Inc.	100,778	8,696
	Church & Dwight Co. Inc.	94,067	7,870
	AmerisourceBergen Corp. Class A	59,465	7,267
	Conagra Brands Inc.	189,912	6,290

33

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	J M Smucker Co.	43,036	5,322
	Hormel Foods Corp.	115,346	5,253
*	Darling Ingredients Inc.	62,580	4,662
	Bunge Ltd.	55,058	4,168
	Kellogg Co.	56,096	3,542
	Molson Coors Beverage Co. Class B	71,635	3,405
	Campbell Soup Co.	78,560	3,278
	Casey's General Stores Inc.	15,357	3,141
*	U.S. Foods Holding Corp	88,427	3,007
	Lamb Weston Holdings Inc.	41,200	2,684
*	Post Holdings Inc.	23,588	2,640
	Brown-Forman Corp. Class B	37,051	2,602
	Ingredion Inc.	26,897	2,363
[1]	Albertsons Cos. Inc. Class A	62,295	1,891
*	Herbalife Nutrition Ltd.	35,997	1,848
	Flowers Foods Inc.	74,980	1,809
	Clorox Co.	9,482	1,593
	Hershey Co.	8,386	1,490
	Spectrum Brands Holdings Inc.	16,875	1,317
*	Hain Celestial Group Inc.	33,495	1,253
*	Monster Beverage Corp.	10,616	1,036
*	Grocery Outlet Holding Corp.	35,071	913
	Brown-Forman Corp. Class A	10,219	676
	Reynolds Consumer Products Inc.	21,803	617
	Seaboard Corp.	105	447
*	Beyond Meat Inc.	2,666	319
*	Pilgrim's Pride Corp.	11,188	311
			580,771
Energy (4.6%)
	Exxon Mobil Corp.	1,712,841	93,384
	Chevron Corp.	783,572	75,826
	ConocoPhillips	547,608	30,409
	Schlumberger NV	568,420	15,938
	Marathon Petroleum Corp.	262,796	15,576
	EOG Resources Inc.	207,372	14,002
	Kinder Morgan Inc.	788,645	12,831
	Phillips 66	176,449	12,544
	Williams Cos. Inc.	489,938	12,097
	Valero Energy Corp.	164,712	10,922
	ONEOK Inc.	179,173	9,410
	Devon Energy Corp.	273,118	8,071
	Occidental Petroleum Corp.	298,993	7,681
	Pioneer Natural Resources Co.	48,985	7,332
	Hess Corp.	106,273	7,306
	Halliburton Co.	340,442	6,802
	Baker Hughes Co. Class A	298,520	6,800
*	First Solar Inc.	43,392	4,079
	Targa Resources Corp.	90,342	3,968
	Marathon Oil Corp.	314,023	3,690
	APA Corp.	151,137	2,944
	Diamondback Energy Inc.	38,055	2,935
	Cabot Oil & Gas Corp.	138,575	2,202
	Cimarex Energy Co.	32,224	2,069
*	NOV Inc.	156,084	2,056
*	EQT Corp.	111,481	2,043
	HollyFrontier Corp.	59,948	1,938
*	DTE Midstream LLC	38,826	1,804
		Shares	Market Value• ($000)
*	Shoals Technologies Group Inc. Class A	40,276	1,312
	Antero Midstream Corp.	133,778	1,286
*,1	ChargePoint Holdings Inc.	55,360	1,171
	Continental Resources Inc.	23,371	918
			381,346
Financials (20.5%)
*	Berkshire Hathaway Inc. Class B	758,564	216,775
	JPMorgan Chase & Co.	1,216,528	194,584
	Bank of America Corp.	3,051,291	127,391
	Wells Fargo & Co.	1,674,486	76,524
	Citigroup Inc.	836,615	60,161
	Morgan Stanley	561,361	58,623
	BlackRock Inc.	57,868	54,586
	Goldman Sachs Group Inc.	126,143	52,161
	Charles Schwab Corp.	634,630	46,233
	Chubb Ltd.	180,978	33,285
	PNC Financial Services Group Inc.	171,620	32,797
	U.S. Bancorp	542,585	31,139
	Truist Financial Corp.	543,785	31,028
	CME Group Inc.	145,121	29,274
	Marsh & McLennan Cos. Inc.	181,034	28,459
	Intercontinental Exchange Inc.	225,245	26,923
	Progressive Corp.	236,335	22,768
	American International Group Inc.	349,349	19,060
	MetLife Inc.	301,607	18,700
	Bank of New York Mellon Corp.	324,636	17,926
	Prudential Financial Inc.	159,516	16,890
	Allstate Corp.	120,842	16,347
	Travelers Cos. Inc.	101,734	16,248
	Aflac Inc.	270,555	15,335
	KKR & Co. Inc.	222,937	14,333
	First Republic Bank	70,962	14,117
	T Rowe Price Group Inc.	60,752	13,601
*	SVB Financial Group	23,469	13,131
	State Street Corp.	140,109	13,017
	S&P Global Inc.	28,366	12,589
	Arthur J Gallagher & Co.	81,680	11,731
	Willis Towers Watson plc	51,825	11,439
	Fifth Third Bancorp	284,391	11,051
	Aon plc Class A	37,095	10,641
	Northern Trust Corp.	83,278	9,870
	Hartford Financial Services Group Inc.	144,222	9,695
	Huntington Bancshares Inc.	596,517	9,264
	Nasdaq Inc.	46,178	9,041
	KeyCorp	400,152	8,131
	Regions Financial Corp.	395,882	8,088
	Ally Financial Inc.	150,284	7,950
	Cincinnati Financial Corp.	60,640	7,483
	Principal Financial Group Inc.	108,871	7,274
	M&T Bank Corp.	51,860	7,261
	Discover Financial Services	56,130	7,197
	Raymond James Financial Inc.	47,454	6,639
	Citizens Financial Group Inc.	140,907	6,170
	MSCI Inc. Class A	9,459	6,002
	Signature Bank	22,942	5,950

34

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
*	Markel Corp.	4,581	5,819
	Ameriprise Financial Inc.	21,026	5,738
	Fidelity National Financial Inc.	112,408	5,489
	Cboe Global Markets Inc.	43,248	5,456
	Brown & Brown Inc.	90,020	5,226
	Loews Corp.	90,173	5,038
	Annaly Capital Management Inc.	575,112	4,998
*	Arch Capital Group Ltd.	118,617	4,875
	Equitable Holdings Inc.	154,439	4,789
	Lincoln National Corp.	64,399	4,421
	East West Bancorp Inc.	57,815	4,240
	W R Berkley Corp.	56,270	4,238
	Comerica Inc.	56,331	4,163
	Assurant Inc.	24,193	4,115
	Globe Life Inc.	40,669	3,907
	American Financial Group Inc.	27,326	3,769
	Franklin Resources Inc.	115,759	3,755
	Zions Bancorp NA	64,614	3,741
	Tradeweb Markets Inc. Class A	42,797	3,724
	First Horizon Corp.	219,198	3,593
	AGNC Investment Corp.	209,980	3,425
	Invesco Ltd.	133,591	3,382
*	Alleghany Corp.	4,918	3,328
	Everest Re Group Ltd.	12,365	3,275
	Jefferies Financial Group Inc.	87,625	3,239
	Carlyle Group Inc.	64,878	3,204
*	Athene Holding Ltd. Class A	47,345	3,171
	Reinsurance Group of America Inc.	27,202	3,150
	Voya Financial Inc.	48,311	3,139
	Commerce Bancshares Inc.	44,174	3,124
	Janus Henderson Group plc	70,273	3,047
	Pinnacle Financial Partners Inc.	31,074	3,012
	First American Financial Corp.	42,583	3,003
	Old Republic International Corp.	111,995	2,912
	Affiliated Managers Group Inc.	16,725	2,845
	Starwood Property Trust Inc.	109,798	2,833
	Stifel Financial Corp.	40,787	2,818
	People's United Financial Inc.	170,221	2,797
	SEI Investments Co.	43,969	2,762
	Cullen/Frost Bankers Inc.	22,838	2,609
	Primerica Inc.	16,451	2,516
	Popular Inc.	33,103	2,514
	Prosperity Bancshares Inc.	35,793	2,501
	OneMain Holdings Inc.	41,910	2,424
	SLM Corp.	128,726	2,414
	Synovus Financial Corp.	54,627	2,354
	New York Community Bancorp Inc.	180,560	2,261
	Evercore Inc. Class A	15,880	2,217
	First Citizens BancShares Inc. Class A	2,430	2,181
	Unum Group	81,773	2,177
	Bank OZK	49,266	2,090
		Shares	Market Value• ($000)
	Interactive Brokers Group Inc. Class A	32,218	2,083
	MGIC Investment Corp.	135,156	2,064
	Hanover Insurance Group Inc.	14,256	2,014
	PacWest Bancorp	47,128	2,005
*,1	Credit Acceptance Corp.	3,417	1,981
	Lazard Ltd. Class A	40,811	1,934
	New Residential Investment Corp.	173,532	1,895
	Western Alliance Bancorp	19,134	1,867
	Webster Financial Corp.	36,081	1,823
	Umpqua Holdings Corp.	87,974	1,713
	RenaissanceRe Holdings Ltd.	10,895	1,708
	Wintrust Financial Corp.	22,710	1,700
*	Brighthouse Financial Inc.	34,565	1,692
	Kemper Corp.	24,340	1,670
	Sterling Bancorp	70,443	1,612
	Axis Capital Holdings Ltd.	31,030	1,588
	FNB Corp.	127,656	1,491
	First Hawaiian Inc.	51,919	1,449
	Assured Guaranty Ltd.	29,055	1,449
	White Mountains Insurance Group Ltd.	1,214	1,361
	Bank of Hawaii Corp.	16,208	1,358
	Moody's Corp.	3,400	1,295
	BOK Financial Corp.	12,308	1,084
*	Lemonade Inc.	13,495	1,019
	Santander Consumer USA Holdings Inc.	24,047	1,003
	Virtu Financial Inc. Class A	37,038	907
	FactSet Research Systems Inc.	2,239	851
	Broadridge Financial Solutions Inc.	4,509	777
	Mercury General Corp.	11,231	671
	Erie Indemnity Co. Class A	3,392	601
	CNA Financial Corp.	11,576	513
	Ares Management Corp. Class A	6,512	503
	TFS Financial Corp.	21,203	424
	Morningstar Inc.	826	221
	UWM Holdings Corp.	8,877	65
*	GoHealth Inc. Class A	2,686	13
			1,709,104
Health Care (16.7%)
	Johnson & Johnson	1,065,881	184,536
	UnitedHealth Group Inc.	354,275	147,474
	Pfizer Inc.	2,259,940	104,115
	Thermo Fisher Scientific Inc.	144,792	80,352
	Danaher Corp.	243,397	78,900
	Merck & Co. Inc.	1,025,767	78,256
	Medtronic plc	543,292	72,519
	Bristol-Myers Squibb Co.	904,478	60,473
	Abbott Laboratories	351,763	44,452
	Anthem Inc.	99,146	37,193
	Gilead Sciences Inc.	507,853	36,962
	Becton Dickinson and Co.	117,111	29,477
	Cigna Corp.	138,208	29,252
*	Boston Scientific Corp.	574,046	25,918
*	Regeneron Pharmaceuticals Inc.	36,312	24,452
	Stryker Corp.	80,938	22,428
	Humana Inc.	52,091	21,119
*	Biogen Inc.	60,645	20,553

35

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	Eli Lilly & Co.	71,916	18,575
	Baxter International Inc.	203,308	15,496
*	Centene Corp.	234,086	14,743
	Zimmer Biomet Holdings Inc.	84,545	12,720
*	Vertex Pharmaceuticals Inc.	62,790	12,576
*	Laboratory Corp. of America Holdings	39,533	11,993
*	IQVIA Holdings Inc.	38,903	10,104
	Cerner Corp.	121,491	9,276
	Amgen Inc.	41,053	9,259
	Cooper Cos. Inc.	19,522	8,799
*	Teladoc Health Inc.	59,373	8,575
	PerkinElmer Inc.	45,427	8,395
*	Hologic Inc.	102,556	8,117
	Quest Diagnostics Inc.	52,716	8,057
*	Horizon Therapeutics plc	71,632	7,743
	STERIS plc	34,486	7,415
	Viatris Inc.	489,523	7,162
*	Bio-Rad Laboratories Inc. Class A	8,656	6,966
*	Catalent Inc.	50,579	6,598
*	BioMarin Pharmaceutical Inc.	73,859	6,220
	Teleflex Inc.	15,492	6,126
*	Elanco Animal Health Inc. (XNYS)	180,583	6,028
	DENTSPLY SIRONA Inc.	88,266	5,446
*	Molina Healthcare Inc.	19,799	5,321
*	QIAGEN NV	93,246	5,205
	Universal Health Services Inc. Class B	31,006	4,829
*	Henry Schein Inc.	57,605	4,354
	Hill-Rom Holdings Inc.	26,681	3,884
*	United Therapeutics Corp.	17,721	3,808
	Organon & Co.	101,388	3,436
*	Syneos Health Inc.	35,567	3,300
*	Jazz Pharmaceuticals plc	24,135	3,179
*	Envista Holdings Corp.	64,428	2,757
	Cardinal Health Inc.	47,398	2,488
*	Globus Medical Inc. Class A	29,252	2,387
*	Acadia Healthcare Co. Inc.	35,488	2,346
	Agilent Technologies Inc.	12,948	2,272
	Chemed Corp.	4,743	2,261
	Perrigo Co. plc	53,620	2,196
*	Integra LifeSciences Holdings Corp.	28,853	2,171
	Royalty Pharma plc Class A	53,338	2,061
	Zoetis Inc.	9,894	2,024
*	Quidel Corp.	14,951	1,928
	Premier Inc. Class A	48,811	1,815
*	PPD Inc.	37,777	1,749
	ResMed Inc.	5,688	1,653
*	ICU Medical Inc.	8,033	1,601
*	Masimo Corp.	5,450	1,480
	Encompass Health Corp.	16,792	1,317
*	Nektar Therapeutics Class A	74,146	1,148
*	DaVita Inc.	8,442	1,104
*	Iovance Biotherapeutics Inc.	40,487	974
*	Seagen Inc.	5,655	948
*	Sage Therapeutics Inc.	19,914	920
*	Incyte Corp.	10,571	809
*	Ultragenyx Pharmaceutical Inc.	6,491	625
*	Exact Sciences Corp.	5,115	534
		Shares	Market Value• ($000)
*	Charles River Laboratories International Inc.	1,185	526
*	Mirati Therapeutics Inc.	2,463	418
*	Exelixis Inc.	18,067	346
*	Repligen Corp.	1,202	340
*	Amedisys Inc.	1,406	258
*	Natera Inc.	2,017	239
*	Signify Health Inc. Class A	9,155	238
*	Certara Inc.	5,750	193
*	Oak Street Health Inc.	3,804	178
*	Adaptive Biotechnologies Corp.	4,752	173
*	Ionis Pharmaceuticals Inc.	4,281	170
*	Tandem Diabetes Care Inc.	1,390	156
*	agilon health Inc.	1,800	63
			1,397,002
Industrials (14.1%)
	Raytheon Technologies Corp.	613,119	51,968
	Honeywell International Inc.	220,283	51,086
*	Boeing Co.	216,776	47,582
	General Electric Co.	441,918	46,583
	3M Co.	200,040	38,956
	Fidelity National Information Services Inc.	250,625	32,022
	Capital One Financial Corp.	181,314	30,093
	CSX Corp.	917,796	29,856
	Eaton Corp. plc	161,113	27,125
*	Fiserv Inc.	225,379	26,547
	Norfolk Southern Corp.	100,953	25,596
	Emerson Electric Co.	241,363	25,464
	Johnson Controls International plc	289,955	21,689
	Union Pacific Corp.	99,031	21,474
	Northrop Grumman Corp.	55,636	20,457
	General Dynamics Corp.	101,626	20,357
	Global Payments Inc.	118,597	19,289
	L3Harris Technologies Inc.	82,648	19,258
	IHS Markit Ltd.	151,147	18,228
	Accenture plc Class A	50,315	16,934
	Otis Worldwide Corp.	173,941	16,041
	DuPont de Nemours Inc.	215,521	15,953
	American Express Co.	95,997	15,932
	FedEx Corp.	56,122	14,911
	Cummins Inc.	58,926	13,905
	Parker-Hannifin Corp.	43,650	12,950
	AMETEK Inc.	92,911	12,633
	Stanley Black & Decker Inc.	65,017	12,566
	PACCAR Inc.	137,474	11,255
	Carrier Global Corp.	186,941	10,768
	Dover Corp.	58,051	10,122
	Vulcan Materials Co.	53,540	9,955
	Trane Technologies plc	49,651	9,856
	Fortive Corp.	131,868	9,741
*	Trimble Inc.	101,295	9,544
	Martin Marietta Materials Inc.	25,009	9,535
	Synchrony Financial	191,169	9,511
*	TransDigm Group Inc.	14,822	9,004
	PPG Industries Inc.	55,569	8,866
	Ball Corp.	91,469	8,777
*	Teledyne Technologies Inc.	18,600	8,619
	Equifax Inc.	30,403	8,277
*	Ingersoll Rand Inc.	152,751	8,099
	Amcor plc	623,308	8,009

36

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	Kansas City Southern	26,983	7,573
*	Keysight Technologies Inc.	42,160	7,563
	Jacobs Engineering Group Inc.	52,246	7,051
	IDEX Corp.	30,856	6,912
*	United Rentals Inc.	19,294	6,804
	Textron Inc.	91,722	6,665
*	FleetCor Technologies Inc.	25,302	6,661
	Westinghouse Air Brake Technologies Corp.	73,626	6,611
	Caterpillar Inc.	30,835	6,502
	Masco Corp.	102,762	6,240
	Rockwell Automation Inc.	18,603	6,054
	Packaging Corp. of America	38,023	5,768
	Quanta Services Inc.	56,347	5,753
	Westrock Co.	106,175	5,525
	Pentair plc	67,244	5,188
	Crown Holdings Inc.	45,567	5,003
	Snap-on Inc.	21,836	4,912
	Verisk Analytics Inc. Class A	23,455	4,732
	Howmet Aerospace Inc.	147,984	4,698
	Nordson Corp.	19,529	4,660
	Lennox International Inc.	13,888	4,655
*	Mohawk Industries Inc.	23,282	4,604
	Lockheed Martin Corp.	12,550	4,515
	Hubbell Inc. Class B	21,758	4,484
*	Builders FirstSource Inc.	83,637	4,457
	Fortune Brands Home & Security Inc.	41,264	4,018
	Owens Corning	41,724	3,987
	Jack Henry & Associates Inc.	22,347	3,942
	CH Robinson Worldwide Inc.	43,367	3,906
	A O Smith Corp.	53,143	3,865
*	AECOM	57,118	3,745
*	Sensata Technologies Holding plc	62,438	3,695
	Watsco Inc.	13,120	3,653
*	Berry Global Group Inc.	54,079	3,632
	AptarGroup Inc.	26,897	3,626
	Genpact Ltd.	69,591	3,610
	Knight-Swift Transportation Holdings Inc.	64,356	3,342
	Xylem Inc.	24,468	3,335
	Huntington Ingalls Industries Inc.	16,323	3,333
	ITT Inc.	34,561	3,306
	Oshkosh Corp.	27,380	3,137
	AGCO Corp.	22,570	3,106
	Illinois Tool Works Inc.	13,135	3,059
	Donaldson Co. Inc.	44,352	3,005
	TransUnion	24,189	2,940
	Automatic Data Processing Inc.	13,667	2,857
*	Middleby Corp.	15,348	2,808
	Woodward Inc.	22,997	2,781
	Littelfuse Inc.	9,563	2,729
	Carlisle Cos. Inc.	12,771	2,691
	Western Union Co.	123,046	2,663
	ManpowerGroup Inc.	21,812	2,648
	Brunswick Corp.	27,216	2,636
	Sonoco Products Co.	40,165	2,623
	Acuity Brands Inc.	14,143	2,610
	Eagle Materials Inc.	16,575	2,600
		Shares	Market Value• ($000)
	MDU Resources Group Inc.	79,746	2,565
	Regal Beloit Corp.	16,377	2,447
*	Colfax Corp.	49,856	2,402
	HEICO Corp. Class A	21,019	2,401
	Louisiana-Pacific Corp.	37,698	2,392
	nVent Electric plc	67,568	2,322
	Expeditors International of Washington Inc.	18,294	2,280
*	Axalta Coating Systems Ltd.	68,886	2,104
	Valmont Industries Inc.	8,396	2,089
*	MasTec Inc.	22,453	2,053
	Flowserve Corp.	52,003	2,021
	Graco Inc.	25,588	2,007
	Curtiss-Wright Corp.	16,438	2,002
	Crane Co.	19,525	1,987
	Alliance Data Systems Corp.	19,788	1,941
	Paychex Inc.	16,632	1,904
*	FTI Consulting Inc.	13,440	1,878
	RPM International Inc.	21,321	1,754
	Sealed Air Corp.	27,892	1,702
	Air Lease Corp. Class A	42,793	1,701
	MSA Safety Inc.	10,397	1,693
	Ryder System Inc.	21,034	1,672
	Graphic Packaging Holding Co.	81,133	1,665
	HEICO Corp.	13,107	1,662
	MSC Industrial Direct Co. Inc. Class A	17,975	1,514
	Silgan Holdings Inc.	33,784	1,433
	WW Grainger Inc.	3,158	1,370
*	Kirby Corp.	23,804	1,276
	Allegion plc	8,635	1,243
	Spirit AeroSystems Holdings Inc. Class A	29,614	1,162
	Vontier Corp.	31,206	1,135
*	Mercury Systems Inc.	22,132	1,115
*	WEX Inc.	5,844	1,073
*	Paysafe Ltd.	123,445	1,044
	Armstrong World Industries Inc.	9,819	1,020
	Old Dominion Freight Line Inc.	3,474	1,003
	Cintas Corp.	2,490	985
*	AZEK Co. Inc. Class A	19,850	843
*	Euronet Worldwide Inc.	5,879	783
*	Waters Corp.	1,664	689
	JB Hunt Transport Services Inc.	3,602	639
*	Gates Industrial Corp. plc	38,362	628
	Robert Half International Inc.	5,444	563
	BWX Technologies Inc.	9,365	538
*	TuSimple Holdings Inc. Class A	12,724	533
	ADT Inc.	60,842	521
	MKS Instruments Inc.	3,268	481
	Schneider National Inc. Class B	20,942	472
*	TopBuild Corp.	2,147	470
*	XPO Logistics Inc.	5,315	462
*	GXO Logistics Inc.	5,315	435
	Allison Transmission Holdings Inc.	10,473	387
*	Hayward Holdings Inc.	15,232	319
*	StoneCo. Ltd. Class A	6,038	281

37

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	Landstar System Inc.	1,628	274
*	Coherent Inc.	950	240
	Toro Co.	2,182	240
	Ardagh Group SA	8,865	233
*	Virgin Galactic Holdings Inc.	4,746	129
*	Diversey Holdings Ltd.	4,661	81
*	Marqeta Inc. Class A	172	5
			1,173,134
Real Estate (4.8%)
	Prologis Inc.	298,264	40,164
	Digital Realty Trust Inc.	113,517	18,607
	Welltower Inc.	169,380	14,826
	SBA Communications Corp. Class A	36,423	13,075
	AvalonBay Communities Inc.	56,163	12,894
	Equity Residential	148,593	12,492
*	CBRE Group Inc. Class A	127,793	12,306
	Alexandria Real Estate Equities Inc.	59,265	12,231
	Realty Income Corp.	151,994	10,977
	Weyerhaeuser Co.	302,373	10,885
	Invitation Homes Inc.	229,470	9,450
	Sun Communities Inc.	44,788	9,024
	Extra Space Storage Inc.	48,134	8,997
	Equinix Inc.	10,547	8,896
	Mid-America Apartment Communities Inc.	46,052	8,859
	Essex Property Trust Inc.	26,302	8,699
	Ventas Inc.	151,569	8,479
	Duke Realty Corp.	151,516	7,956
	Healthpeak Properties Inc.	218,225	7,856
	Boston Properties Inc.	63,297	7,152
	VICI Properties Inc.	217,595	6,726
	UDR Inc.	119,868	6,475
	Camden Property Trust	38,663	5,801
	WP Carey Inc.	71,553	5,590
	Kimco Realty Corp.	234,481	5,109
*	Jones Lang LaSalle Inc.	20,931	5,074
	Medical Properties Trust Inc.	237,895	4,872
	American Homes 4 Rent Class A	113,818	4,774
	VEREIT Inc.	93,851	4,742
*	Host Hotels & Resorts Inc.	285,129	4,722
	Regency Centers Corp.	67,699	4,646
	Public Storage	14,242	4,609
	Gaming and Leisure Properties Inc.	89,861	4,430
	CubeSmart	80,407	4,302
	CyrusOne Inc.	50,194	3,864
	Life Storage Inc.	30,642	3,813
	Americold Realty Trust	103,034	3,785
	Federal Realty Investment Trust	30,978	3,772
	STORE Capital Corp.	97,728	3,525
	Rexford Industrial Realty Inc.	53,808	3,332
	National Retail Properties Inc.	69,883	3,327
	Apartment Income REIT Corp.	63,379	3,221
	Omega Healthcare Investors Inc.	94,017	3,152
	Kilroy Realty Corp.	46,456	3,050
	Vornado Realty Trust	71,998	3,015
		Shares	Market Value• ($000)
*	CoStar Group Inc.	35,054	2,971
	First Industrial Realty Trust Inc.	51,422	2,879
	Equity LifeStyle Properties Inc.	32,801	2,790
	American Campus Communities Inc.	54,836	2,788
	Brixmor Property Group Inc.	118,595	2,781
	Healthcare Trust of America Inc. Class A	87,128	2,643
	Spirit Realty Capital Inc.	45,880	2,375
	Simon Property Group Inc.	17,219	2,315
	Cousins Properties Inc.	59,372	2,289
	Douglas Emmett Inc.	66,691	2,202
	Rayonier Inc.	56,663	2,084
	SL Green Realty Corp.	28,049	1,966
*	Opendoor Technologies Inc.	110,817	1,965
	Highwoods Properties Inc.	41,170	1,881
*	Park Hotels & Resorts Inc.	93,940	1,798
	Iron Mountain Inc.	33,882	1,618
	Hudson Pacific Properties Inc.	58,877	1,553
*	Howard Hughes Corp.	17,139	1,552
	EPR Properties	29,542	1,499
	JBG SMITH Properties	49,673	1,497
	CoreSite Realty Corp.	4,282	635
	Lamar Advertising Co. Class A	4,172	475
			398,109
Technology (8.6%)
	Intel Corp.	1,636,307	88,459
*	salesforce.com Inc.	302,001	80,112
*	Alphabet Inc. Class A	16,810	48,647
*	Alphabet Inc. Class C	16,065	46,737
	International Business Machines Corp.	312,330	43,832
*	Micron Technology Inc.	391,238	28,834
	Texas Instruments Inc.	141,949	27,099
	Analog Devices Inc.	130,652	21,290
	Roper Technologies Inc.	42,491	20,535
	Marvell Technology Inc.	327,066	20,013
*	Twitter Inc.	281,623	18,165
*	Twilio Inc. Class A	47,299	16,884
	NXP Semiconductors NV	77,115	16,590
	Cognizant Technology Solutions Corp. Class A	213,341	16,280
	HP Inc.	330,701	9,835
*	VeriSign Inc.	39,894	8,627
*	Qorvo Inc.	45,554	8,566
	Corning Inc.	203,933	8,155
	Hewlett Packard Enterprise Co.	526,141	8,134
*	Western Digital Corp.	124,123	7,845
*	ANSYS Inc.	20,754	7,583
*	Synopsys Inc.	22,715	7,547
*	Akamai Technologies Inc.	64,929	7,353
	SS&C Technologies Holdings Inc.	90,808	6,871
	Skyworks Solutions Inc.	35,071	6,434
*	Ceridian HCM Holding Inc.	52,564	5,906
*	Dell Technologies Inc. Class C	57,700	5,623
	Leidos Holdings Inc.	57,186	5,611
	Amphenol Corp. Class A	67,728	5,190
*	F5 Networks Inc.	23,806	4,846
*	Black Knight Inc.	61,660	4,666

38

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
*	GoDaddy Inc. Class A	61,088	4,478
	NortonLifeLock Inc.	164,156	4,360
	Oracle Corp.	47,476	4,232
*	Clarivate plc	167,539	4,220
*	IAC/Inter Active Corp.	31,268	4,129
	Amdocs Ltd.	52,702	4,060
*	Guidewire Software Inc.	33,507	3,969
*	Cree Inc.	46,181	3,924
*	Nuance Communications Inc.	70,749	3,895
*	DXC Technology Co.	101,600	3,731
*	Arrow Electronics Inc.	30,678	3,719
*	ON Semiconductor Corp.	78,074	3,463
	Citrix Systems Inc.	31,976	3,289
*,1	VMware Inc. Class A	20,632	3,071
*	Concentrix Corp.	16,955	2,940
	NetApp Inc.	30,184	2,684
	Dolby Laboratories Inc. Class A	25,797	2,557
	Microchip Technology Inc.	15,717	2,473
*	CACI International Inc. Class A	9,407	2,423
*	IPG Photonics Corp.	13,476	2,300
	National Instruments Corp.	52,438	2,193
*	Change Healthcare Inc.	98,595	2,152
	SYNNEX Corp.	16,762	2,130
	Science Applications International Corp.	23,160	1,951
*	Manhattan Associates Inc.	11,925	1,944
*	Cirrus Logic Inc.	23,146	1,937
*	Fastly Inc. Class A	42,205	1,840
	CDK Global Inc.	41,241	1,716
	Avnet Inc.	39,837	1,612
*	NCR Corp.	33,640	1,429
	Xerox Holdings Corp.	61,291	1,380
*	FireEye Inc.	66,275	1,206
*	Dun & Bradstreet Holdings Inc.	64,066	1,174
*	Tyler Technologies Inc.	2,350	1,141
*	Duck Creek Technologies Inc.	22,332	1,041
*	Vroom Inc.	34,669	931
*	Snowflake Inc. Class A	2,998	912
	Jabil Inc.	14,087	870
*	DoorDash Inc. Class A	4,293	822
*	Cloudflare Inc. Class A	5,670	685
*	Medallia Inc.	18,742	633
	Brooks Automation Inc.	5,126	435
*	Teradata Corp.	6,281	344
*	Dynatrace Inc.	4,112	283
*	C3.ai Inc. Class A	5,359	276
*	Datto Holding Corp.	9,532	243
	SolarWinds Corp.	13,968	238
*	N-Able Inc.	13,968	189
*	Pure Storage Inc. Class A	6,854	177
*	Vimeo Inc.	3,790	144
	McAfee Corp.Class A	4,144	110
*	Jamf Holding Corp.	3,093	109
	Pegasystems Inc.	735	101
			714,534
Telecommunications (5.7%)
	Comcast Corp. Class A	1,846,219	112,028
	Cisco Systems Inc.	1,710,262	100,940
	Verizon Communications Inc.	1,675,070	92,129
	AT&T Inc.	2,891,140	79,275
*	T-Mobile U.S. Inc.	238,483	32,677
		Shares	Market Value• ($000)
	Motorola Solutions Inc.	67,303	16,437
*	Liberty Broadband Corp. Class C	60,887	11,649
	Lumen Technologies Inc.	447,690	5,506
*	DISH Network Corp. Class A	99,624	4,342
	Juniper Networks Inc.	130,906	3,794
*	Ciena Corp.	63,755	3,642
*	Lumentum Holdings Inc.	30,423	2,636
*	Charter Communications Inc. Class A	2,882	2,354
	Cable One Inc.	1,021	2,144
*	Liberty Broadband Corp. Class A	10,312	1,916
*	ViaSat Inc.	24,425	1,261
*	Arista Networks Inc.	2,752	1,017
*	Altice USA Inc. Class A	25,773	707
	Ubiquiti Inc.	246	80
			474,534
Utilities (5.4%)
	NextEra Energy Inc.	793,572	66,652
	Duke Energy Corp.	311,057	32,555
	Southern Co.	427,716	28,114
	Dominion Energy Inc.	325,176	25,312
	Waste Management Inc.	143,406	22,244
	Exelon Corp.	394,603	19,343
	American Electric Power Co. Inc.	202,753	18,161
	Sempra Energy	127,837	16,920
	Xcel Energy Inc.	218,756	15,039
	American Water Works Co. Inc.	73,304	13,360
	Public Service Enterprise Group Inc.	203,343	13,002
	Eversource Energy	138,495	12,566
	WEC Energy Group Inc.	127,360	12,033
	Republic Services Inc. Class A	84,794	10,525
	Consolidated Edison Inc.	138,648	10,461
	DTE Energy Co.	77,927	9,378
	PPL Corp.	311,364	9,139
	Ameren Corp.	102,859	9,023
	Entergy Corp.	80,924	8,951
	Edison International	150,770	8,721
	FirstEnergy Corp.	219,837	8,545
	CMS Energy Corp.	118,012	7,568
	AES Corp.	268,257	6,403
	Evergy Inc.	92,854	6,356
	Alliant Energy Corp.	101,053	6,143
	CenterPoint Energy Inc.	235,967	5,920
*	PG&E Corp.	612,294	5,615
	Atmos Energy Corp.	52,523	5,121
	Essential Utilities Inc.	91,491	4,541
	UGI Corp.	85,003	3,936
	NiSource Inc.	156,854	3,866
	Vistra Corp.	191,967	3,665
*	Sunrun Inc.	80,941	3,582
	Pinnacle West Capital Corp.	45,184	3,475
	OGE Energy Corp.	79,836	2,827
*	Stericycle Inc.	36,645	2,550
	NRG Energy Inc.	53,369	2,437
	IDACORP Inc.	20,049	2,112
*	Clean Harbors Inc.	20,194	2,072
	Hawaiian Electric Industries Inc.	42,145	1,838
	National Fuel Gas Co.	35,046	1,816

39

Russell 1000 Value Index Fund
		Shares	Market Value• ($000)
	Brookfield Renewable Corp. Class A	38,141	1,671
	Avangrid Inc.	22,836	1,248
			454,806
Total Common Stocks (Cost $6,942,957)			8,312,333
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[2,3]	Vanguard Market Liquidity Fund, 0.068% (Cost $22,889)	228,889	22,889
Total Investments (99.9%) (Cost $6,965,846)			8,335,222
Other Assets and Liabilities—Net (0.1%)			6,574
Net Assets (100%)			8,341,796
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $9,101,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $9,406,000 was received for securities on loan, of which $9,405,000 is held in Vanguard Market Liquidity Fund and $1,000 is held in cash.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2021	101	22,829	349

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
International Business Machines Corp.	8/31/22	BOANA	6,877	(0.080)	25	—
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BOANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.
40

Russell 1000 Value Index Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $6,942,957)	8,312,333
Affiliated Issuers (Cost $22,889)	22,889
Total Investments in Securities	8,335,222
Investment in Vanguard	274
Cash	1
Cash Collateral Pledged—Futures Contracts	1,070
Receivables for Investment Securities Sold	1,320
Receivables for Accrued Income	15,081
Receivables for Capital Shares Issued	1,085
Unrealized Appreciation—Over-the-Counter Swap Contracts	25
Total Assets	8,354,078
Liabilities
Due to Custodian	1,411
Collateral for Securities on Loan	9,406
Payables for Capital Shares Redeemed	1,159
Payables to Vanguard	284
Variation Margin Payable—Futures Contracts	22
Total Liabilities	12,282
Net Assets	8,341,796
At August 31, 2021, net assets consisted of:

Paid-in Capital	7,351,621
Total Distributable Earnings (Loss)	990,175
Net Assets	8,341,796

ETF Shares—Net Assets
Applicable to 91,827,450 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,568,933
Net Asset Value Per Share—ETF Shares	$71.54

Institutional Shares—Net Assets
Applicable to 6,345,148 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,772,863
Net Asset Value Per Share—Institutional Shares	$279.40

See accompanying Notes, which are an integral part of the Financial Statements.
41

Russell 1000 Value Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	117,944
Interest[1]	8
Securities Lending—Net	150
Total Income	118,102
Expenses
The Vanguard Group—Note B
Investment Advisory Services	860
Management and Administrative—ETF Shares	2,125
Management and Administrative—Institutional Shares	635
Marketing and Distribution—ETF Shares	183
Marketing and Distribution—Institutional Shares	45
Custodian Fees	475
Auditing Fees	29
Shareholders’ Reports—ETF Shares	66
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	2
Total Expenses	4,421
Net Investment Income	113,681
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	344,551
Futures Contracts	2,306
Swap Contracts	1,019
Realized Net Gain (Loss)	347,876
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,158,270
Futures Contracts	345
Swap Contracts	(424)
Change in Unrealized Appreciation (Depreciation)	1,158,191
Net Increase (Decrease) in Net Assets Resulting from Operations	1,619,748
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $8,000, less than $1,000, and less than ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $355,137,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
42

Russell 1000 Value Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	113,681	100,739
Realized Net Gain (Loss)	347,876	(100,042)
Change in Unrealized Appreciation (Depreciation)	1,158,191	59,529
Net Increase (Decrease) in Net Assets Resulting from Operations	1,619,748	60,226
Distributions
ETF Shares	(75,646)	(60,505)
Institutional Shares	(27,447)	(42,607)
Total Distributions	(103,093)	(103,112)
Capital Share Transactions
ETF Shares	2,819,628	674,867
Institutional Shares	152,685	(582,146)
Net Increase (Decrease) from Capital Share Transactions	2,972,313	92,721
Total Increase (Decrease)	4,488,968	49,835
Net Assets
Beginning of Period	3,852,828	3,802,993
End of Period	8,341,796	3,852,828

See accompanying Notes, which are an integral part of the Financial Statements.
43

Russell 1000 Value Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding[1] Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$53.52	$54.61	$55.60	$50.66	$46.57
Investment Operations
Net Investment Income[2]	1.282	1.408	1.357	1.261	1.219
Net Realized and Unrealized Gain (Loss) on Investments	17.932	(1.056)	(1.054)	4.918	4.054
Total from Investment Operations	19.214	.352	.303	6.179	5.273
Distributions
Dividends from Net Investment Income	(1.194)	(1.442)	(1.293)	(1.239)	(1.183)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.194)	(1.442)	(1.293)	(1.239)	(1.183)
Net Asset Value, End of Period	$71.54	$53.52	$54.61	$55.60	$50.66
Total Return	36.32%	0.75%	0.60%	12.36%	11.45%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,569	$2,646	$1,914	$1,487	$1,153
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.99%	2.65%	2.51%	2.35%	2.48%
Portfolio Turnover Rate[3]	19%	24%	17%	16%	22%
1	Adjusted to reflect a 2-for-1 share split effective at the beginning of trading on April 20, 2021.
2	Calculated based on average shares outstanding.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
44

Russell 1000 Value Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$209.00	$213.25	$217.14	$197.85	$181.86
Investment Operations
Net Investment Income[1]	5.002	5.594	5.294	4.978	4.850
Net Realized and Unrealized Gain (Loss) on Investments	70.071	(4.226)	(4.087)	19.227	15.821
Total from Investment Operations	75.073	1.368	1.207	24.205	20.671
Distributions
Dividends from Net Investment Income	(4.673)	(5.618)	(5.097)	(4.915)	(4.681)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.673)	(5.618)	(5.097)	(4.915)	(4.681)
Net Asset Value, End of Period	$279.40	$209.00	$213.25	$217.14	$197.85
Total Return	36.35%	0.81%	0.61%	12.39%	11.49%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,773	$1,207	$1,889	$1,603	$1,541
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	2.01%	2.64%	2.52%	2.39%	2.52%
Portfolio Turnover Rate[2]	19%	24%	17%	16%	22%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
45

Russell 1000 Value Index Fund
Notes to Financial Statements
Vanguard Russell 1000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. In March 2021, the board of trustees authorized a two-for-one share split of the fund’s ETF share class, which occurred after the close of trading on April 19, 2021, effective at the beginning of trading on April 20, 2021. Each ETF shareholder who owned shares as of the close of trading on April 19, 2021 received one additional share for every share held. The share split had no effect on fund net assets, but it decreased the net asset value per share. Additionally, the share split had no effect on total return.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in
46

Russell 1000 Value Index Fund
the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2021, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
47

Russell 1000 Value Index Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
48

Russell 1000 Value Index Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $274,000, representing less than 0.01% of the fund’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
49

Russell 1000 Value Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	8,312,333	—	—	8,312,333
Temporary Cash Investments	22,889	—	—	22,889
Total	8,335,222	—	—	8,335,222
Derivative Financial Instruments
Assets
Futures Contracts[1]	349	—	—	349
Swap Contracts	—	25	—	25
Total	349	25	—	374
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, passive foreign investment companies and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	355,123
Total Distributable Earnings (Loss)	(355,123)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	29,869
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(402,211)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,362,517
50

Russell 1000 Value Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	103,093	103,112
Long-Term Capital Gains	—	—
Total	103,093	103,112
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,972,705
Gross Unrealized Appreciation	1,557,303
Gross Unrealized Depreciation	(194,786)
Net Unrealized Appreciation (Depreciation)	1,362,517
E.	During the year ended August 31, 2021, the fund purchased $5,109,076,000 of investment securities and sold $2,148,398,000 of investment securities, other than temporary cash investments. Purchases and sales include $3,656,134,000 and $1,042,601,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $390,609,000 and sales were $505,028,000, resulting in net realized gain (loss) of $7,352,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	During the year ended August 31, 2021, the fund’s ETF Shares underwent a 2-for-1 share split. Each shareholder of record as of the close of business on April 19, 2021, received 2 shares for every 1 ETF Share held on that date. The split had no effect on net assets or total return. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares[1]
Issued	3,870,717	58,327	1,468,858	29,550
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,051,089)	(15,950)	(793,991)	(15,150)
Net Increase (Decrease)—ETF Shares	2,819,628	42,377	674,867	14,400
51

Russell 1000 Value Index Fund
	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Institutional Shares
Issued	565,635	2,234	342,811	1,698
Issued in Lieu of Cash Distributions	24,296	102	38,347	191
Redeemed	(437,246)	(1,764)	(963,304)	(4,974)
Net Increase (Decrease)—Institutional Shares	152,685	572	(582,146)	(3,085)
1	Shares adjusted to reflect a 2-for-1 share split effective at the beginning of trading on April 20, 2021.
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
52

Russell 1000 Growth Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Russell 1000 Growth Index Fund ETF Shares Net Asset Value	28.40%	24.22%	19.31%	$58,458
Russell 1000 Index Fund ETF Shares Market Price	28.35	24.22	19.32	58,474
Russell 1000 Growth Index	28.53	24.35	19.45	59,135
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	44,721

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 1000 Growth Index Fund Institutional Shares	28.42%	24.26%	19.36%	$29,347,929
Russell 1000 Growth Index	28.53	24.35	19.45	29,567,365
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	22,360,680
See Financial Highlights for dividend and capital gains information.
53

Russell 1000 Growth Index Fund
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021

	One Year	Five Years	Ten Years
Russell 1000 Growth Index Fund ETF Shares Market Price	28.35%	195.80%	484.74%
Russell 1000 Growth Index Fund ETF Shares Net Asset Value	28.40	195.83	484.58
Russell 1000 Growth Index	28.53	197.34	491.35
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
54

Russell 1000 Growth Index Fund
Fund Allocation
As of August 31, 2021
Basic Materials	0.6%
Consumer Discretionary	21.1
Consumer Staples	2.7
Energy	0.4
Financials	2.2
Health Care	9.0
Industrials	13.1
Real Estate	1.9
Technology	48.1
Telecommunications	0.8
Utilities	0.1
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
55

Russell 1000 Growth Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Basic Materials (0.6%)
	Ecolab Inc.	106,960	24,104
	Fastenal Co.	248,088	13,856
	Freeport-McMoRan Inc.	209,208	7,613
	Avery Dennison Corp.	21,505	4,847
	Celanese Corp. Class A	19,955	3,165
	Scotts Miracle-Gro Co.	19,756	3,098
	Southern Copper Corp.	37,380	2,340
	W R Grace & Co.	27,480	1,914
	Dow Inc.	26,229	1,650
	LyondellBasell Industries NV Class A	15,843	1,590
	FMC Corp.	15,962	1,494
	Chemours Co.	41,353	1,386
	Steel Dynamics Inc.	18,287	1,234
	Westlake Chemical Corp.	3,200	279
	Olin Corp.	5,210	260
			68,830
Consumer Discretionary (21.1%)
*	Amazon.com Inc.	211,837	735,242
*	Tesla Inc.	378,733	278,641
	Home Depot Inc.	524,876	171,204
*	Netflix Inc.	210,809	119,990
	NIKE Inc. Class B	604,695	99,617
	Costco Wholesale Corp.	201,689	91,867
	Lowe's Cos. Inc.	350,333	71,429
	Starbucks Corp.	575,094	67,568
*	Booking Holdings Inc.	19,948	45,874
	TJX Cos. Inc.	588,532	42,798
	Estee Lauder Cos. Inc. Class A	111,686	38,028
	Target Corp.	108,770	26,864
*	Uber Technologies Inc.	674,082	26,384
*	Chipotle Mexican Grill Inc. Class A	13,637	25,956
	eBay Inc.	332,328	25,503
*	Lululemon Athletica Inc.	55,556	22,232
	Ross Stores Inc.	170,813	20,224
*	Marriott International Inc. Class A	132,717	17,935
*	Trade Desk Inc. Class A	208,965	16,728
*	Spotify Technology SA	66,588	15,604
	McDonald's Corp.	64,864	15,403
*	Copart Inc.	101,897	14,706
*	Etsy Inc.	61,815	13,368
*	Peloton Interactive Inc. Class A	128,737	12,898
*	Delta Air Lines Inc.	311,647	12,603
		Shares	Market Value• ($000)
*	Carvana Co. Class A	37,540	12,315
*	Hilton Worldwide Holdings Inc.	89,487	11,173
	Dollar General Corp.	50,041	11,155
	Tractor Supply Co.	56,125	10,902
*	Ulta Beauty Inc.	26,167	10,135
*	Expedia Group Inc.	68,862	9,951
	Pool Corp.	18,950	9,367
*	Burlington Stores Inc.	30,448	9,119
*	DraftKings Inc. Class A	148,016	8,776
*	Walt Disney Co.	45,237	8,201
	VF Corp.	101,501	7,762
*	Las Vegas Sands Corp.	161,232	7,193
	Domino's Pizza Inc.	12,798	6,615
*	Lyft Inc. Class A	136,680	6,507
	Darden Restaurants Inc.	43,001	6,478
	DR Horton Inc.	66,916	6,398
*	GameStop Corp. Class A	28,852	6,297
*	Caesars Entertainment Inc.	60,333	6,132
*	O'Reilly Automotive Inc.	10,297	6,117
*	Floor & Decor Holdings Inc. Class A	49,556	6,110
*	Vail Resorts Inc.	19,411	5,917
*	RH	8,305	5,819
*	Five Below Inc.	26,915	5,728
*	Wayfair Inc. Class A	20,323	5,706
*	NVR Inc.	1,049	5,434
*	Wynn Resorts Ltd.	51,539	5,241
	Williams-Sonoma Inc.	27,781	5,187
	Bath & Body Works Inc.	70,691	4,770
*	Chegg Inc.	52,032	4,330
*	YETI Holdings Inc.	41,691	4,142
	Tempur Sealy International Inc.	88,692	3,964
	Rollins Inc.	101,701	3,958
	Churchill Downs Inc.	17,965	3,782
*	Aptiv plc	24,090	3,666
*	Mattel Inc.	169,958	3,629
*	IAA Inc.	65,753	3,493
*	AutoZone Inc.	2,241	3,472
*	Bright Horizons Family Solutions Inc.	23,604	3,440
	Best Buy Co. Inc.	28,080	3,272
	Polaris Inc.	19,467	2,331
*	Planet Fitness Inc. Class A	27,969	2,274
*	SiteOne Landscape Supply Inc.	11,215	2,244
56

Russell 1000 Growth Index Fund
		Shares	Market Value• ($000)
*	Live Nation Entertainment Inc.	25,036	2,171
	Wyndham Hotels & Resorts Inc.	28,238	2,053
*	Zynga Inc. Class A	231,699	2,051
	Choice Hotels International Inc.	16,990	2,028
	PulteGroup Inc.	37,122	1,999
	Wendy's Co.	86,855	1,999
	Hanesbrands Inc.	101,115	1,889
	H&R Block Inc.	72,780	1,867
*	Take-Two Interactive Software Inc.	11,089	1,788
*	Sabre Corp.	154,659	1,737
	Yum! Brands Inc.	12,210	1,600
*	Victoria's Secret & Co.	23,576	1,563
	Travel + Leisure Co.	27,518	1,507
	Toll Brothers Inc.	22,214	1,423
*	Nordstrom Inc.	45,470	1,301
*	frontdoor Inc.	28,499	1,243
	Thor Industries Inc.	10,596	1,202
*	Leslie's Inc.	47,066	1,135
*	TripAdvisor Inc.	29,403	1,029
	Yum China Holdings Inc.	16,377	1,008
*	Playtika Holding Corp.	37,088	979
	World Wrestling Entertainment Inc. Class A	18,701	974
*,1	QuantumScape Corp. Class A	40,489	891
*	CarMax Inc.	6,574	823
*	Deckers Outdoor Corp.	1,807	756
*	Madison Square Garden Sports Corp.	3,450	624
*	Six Flags Entertainment Corp.	14,330	605
*	Tapestry Inc.	13,561	547
*	Boyd Gaming Corp.	8,477	520
	Lithia Motors Inc. Class A	1,255	416
*	Penn National Gaming Inc.	4,687	380
*	Skechers USA Inc. Class A	7,174	362
	Nexstar Media Group Inc. Class A	1,329	199
	Columbia Sportswear Co.	1,188	121
*	Petco Health & Wellness Co. Inc. Class A	2,245	48
*	Endeavor Group Holdings Inc. Class A	343	9
			2,328,015
Consumer Staples (2.6%)
	PepsiCo Inc.	559,669	87,527
	Coca-Cola Co.	1,337,812	75,332
	Altria Group Inc.	502,481	25,240
	Sysco Corp.	237,776	18,939
	Colgate-Palmolive Co.	215,973	16,835
*	Monster Beverage Corp.	168,152	16,407
	Kimberly-Clark Corp.	82,705	11,398
	Hershey Co.	61,215	10,878
	Clorox Co.	49,070	8,246
	Kellogg Co.	54,416	3,436
	Brown-Forman Corp. Class B	44,018	3,091
*,1	Beyond Meat Inc.	24,474	2,928
*	Freshpet Inc.	19,840	2,542
		Shares	Market Value• ($000)
*	Boston Beer Co. Inc. Class A	4,436	2,529
	McKesson Corp.	11,199	2,286
	Lamb Weston Holdings Inc.	21,135	1,377
	Brown-Forman Corp. Class A	11,457	758
	Church & Dwight Co. Inc.	6,276	525
*	Herbalife Nutrition Ltd.	8,571	440
*	Darling Ingredients Inc.	4,074	303
*	Pilgrim's Pride Corp.	9,250	258
			291,275
Energy (0.4%)
*	Enphase Energy Inc.	64,306	11,172
*	Cheniere Energy Inc.	114,149	9,984
	Pioneer Natural Resources Co.	46,947	7,027
*	Plug Power Inc.	244,066	6,360
	Texas Pacific Land Corp.	2,799	3,806
	Diamondback Energy Inc.	41,733	3,219
	EOG Resources Inc.	33,901	2,289
	Occidental Petroleum Corp.	52,388	1,346
	Hess Corp.	9,252	636
	Cimarex Energy Co.	9,848	633
	Halliburton Co.	23,019	460
	New Fortress Energy Inc. Class A	12,881	378
	Cabot Oil & Gas Corp.	22,746	361
	Continental Resources Inc.	3,205	126
			47,797
Financials (2.2%)
	Blackstone Inc.	332,322	41,783
	S&P Global Inc.	83,163	36,909
	Moody's Corp.	75,090	28,592
	Aon plc Class A	64,284	18,441
	MSCI Inc. Class A	27,766	17,620
	Discover Financial Services	81,704	10,476
	Broadridge Financial Solutions Inc.	51,214	8,820
	MarketAxess Holdings Inc.	18,198	8,661
	Ameriprise Financial Inc.	31,707	8,653
	T Rowe Price Group Inc.	36,335	8,134
	FactSet Research Systems Inc.	15,954	6,066
	LPL Financial Holdings Inc.	38,860	5,746
	Apollo Global Management Inc. Class A	87,048	5,204
	Marsh & McLennan Cos. Inc.	29,180	4,587
	Ares Management Corp. Class A	58,896	4,546
	Goldman Sachs Group Inc.	8,955	3,703
	Morningstar Inc.	10,361	2,777
	Western Alliance Bancorp	25,783	2,515
*	Arch Capital Group Ltd.	45,229	1,859
	RenaissanceRe Holdings Ltd.	10,594	1,660
	Citizens Financial Group Inc.	36,707	1,607

57

Russell 1000 Growth Index Fund
		Shares	Market Value• ($000)
	Erie Indemnity Co. Class A	8,382	1,484
*	Upstart Holdings Inc.	5,985	1,371
*	Markel Corp.	1,071	1,360
	Rocket Cos. Inc. Class A	65,925	1,144
	Everest Re Group Ltd.	4,273	1,132
	Lincoln National Corp.	14,375	987
*	Alleghany Corp.	746	505
	Raymond James Financial Inc.	2,982	417
	Brown & Brown Inc.	6,950	404
	Synovus Financial Corp.	5,220	225
*	Credit Acceptance Corp.	334	194
	Sterling Bancorp	7,402	169
*	Lemonade Inc.	1,891	143
*	GoHealth Inc. Class A	19,620	95
	UWM Holdings Corp.	10,821	80
			238,069
Health Care (9.0%)
	AbbVie Inc.	862,274	104,145
	Eli Lilly & Co.	326,875	84,429
*	Moderna Inc.	165,081	62,184
*	Intuitive Surgical Inc.	57,664	60,753
	Abbott Laboratories	423,837	53,560
	Amgen Inc.	230,789	52,050
	Zoetis Inc.	219,603	44,922
*	Edwards Lifesciences Corp.	301,455	35,325
*	Illumina Inc.	71,162	32,532
	HCA Healthcare Inc.	127,011	32,131
*	IDEXX Laboratories Inc.	41,264	27,802
*	Align Technology Inc.	38,456	27,265
*	DexCom Inc.	47,010	24,888
	Agilent Technologies Inc.	133,000	23,338
*	Veeva Systems Inc. Class A	66,763	22,164
	Stryker Corp.	72,599	20,117
	ResMed Inc.	63,177	18,355
	West Pharmaceutical Services Inc.	35,818	16,176
	UnitedHealth Group Inc.	31,612	13,159
*	IQVIA Holdings Inc.	45,980	11,942
*	Alnylam Pharmaceuticals Inc.	57,203	11,522
*	Avantor Inc.	282,663	11,148
*	Vertex Pharmaceuticals Inc.	50,602	10,135
*	Charles River Laboratories International Inc.	22,782	10,112
*	Seagen Inc.	58,091	9,736
*	Insulet Corp.	32,176	9,582
	Thermo Fisher Scientific Inc.	17,267	9,582
	Bio-Techne Corp.	18,843	9,405
*	Novavax Inc.	35,980	8,583
*	Exact Sciences Corp.	76,965	8,034
*	ABIOMED Inc.	21,651	7,880
*	10X Genomics Inc. Class A	40,770	7,172
*	Repligen Corp.	25,093	7,101
*	Novocure Ltd.	49,961	6,705
*	Incyte Corp.	77,038	5,893
*	Guardant Health Inc.	44,055	5,607
	Danaher Corp.	16,125	5,227
*	Masimo Corp.	17,683	4,802
*	Penumbra Inc.	16,487	4,533
*	Natera Inc.	37,353	4,424
		Shares	Market Value• ($000)
	Bruker Corp.	49,892	4,406
	Cardinal Health Inc.	83,638	4,390
*	Neurocrine Biosciences Inc.	45,609	4,342
	Royalty Pharma plc Class A	93,859	3,628
*	Acceleron Pharma Inc.	26,052	3,488
*	Regeneron Pharmaceuticals Inc.	5,099	3,434
*	Tandem Diabetes Care Inc.	27,995	3,140
*	DaVita Inc.	23,952	3,132
*	Sarepta Therapeutics Inc.	37,129	2,901
*	Mirati Therapeutics Inc.	15,978	2,712
*	Amedisys Inc.	13,762	2,525
*	Ionis Pharmaceuticals Inc.	62,969	2,504
*	Exelixis Inc.	129,083	2,475
*	Catalent Inc.	18,583	2,424
*	Ultragenyx Pharmaceutical Inc.	23,364	2,250
*	Maravai LifeSciences Holdings Inc. Class A	36,740	2,174
*	Horizon Therapeutics plc	19,830	2,143
	Encompass Health Corp.	27,283	2,140
*	Oak Street Health Inc.	45,702	2,136
*	Adaptive Biotechnologies Corp.	47,268	1,717
*,1	CureVac NV	25,831	1,700
	Teleflex Inc.	3,940	1,558
*	PPD Inc.	31,877	1,476
	STERIS plc	6,563	1,411
*	Molina Healthcare Inc.	4,169	1,121
*	Sotera Health Co.	38,270	936
	Chemed Corp.	1,954	932
*	agilon health Inc.	22,919	802
*	Syneos Health Inc.	6,395	593
*	Iovance Biotherapeutics Inc.	21,551	519
*	Certara Inc.	8,085	271
*	Globus Medical Inc. Class A	1,880	153
			993,953
Industrials (13.1%)
	Visa Inc. Class A	826,214	189,286
*	PayPal Holdings Inc.	573,566	165,566
	Mastercard Inc. Class A	427,110	147,878
	Accenture plc Class A	249,609	84,008
	United Parcel Service Inc. Class B	353,212	69,099
	Deere & Co.	137,537	51,993
*	Square Inc. Class A	190,571	51,086
	Caterpillar Inc.	230,505	48,607
	Union Pacific Corp.	204,948	44,441
	Automatic Data Processing Inc.	191,007	39,928
	Lockheed Martin Corp.	105,629	38,005
	Sherwin-Williams Co.	118,974	36,129
	American Express Co.	202,258	33,567
	Illinois Tool Works Inc.	137,685	32,061
*	Mettler-Toledo International Inc.	11,206	17,401
	Honeywell International Inc.	73,231	16,983
	Cintas Corp.	40,741	16,124
	Paychex Inc.	137,319	15,719
*	Zebra Technologies Corp. Class A	25,807	15,153

58

Russell 1000 Growth Index Fund
		Shares	Market Value• ($000)
	FedEx Corp.	52,062	13,832
	Old Dominion Freight Line Inc.	45,946	13,266
*	Generac Holdings Inc.	29,824	13,033
*	Waters Corp.	27,766	11,496
	Carrier Global Corp.	198,504	11,434
	Trane Technologies plc	56,740	11,263
	Rockwell Automation Inc.	34,406	11,197
*	Bill.Com Holdings Inc.	36,536	10,025
	Verisk Analytics Inc. Class A	49,245	9,936
	WW Grainger Inc.	18,782	8,146
	3M Co.	41,211	8,025
	Xylem Inc.	57,608	7,853
	PPG Industries Inc.	48,686	7,768
	TransUnion	63,761	7,749
	Expeditors International of Washington Inc.	59,783	7,451
	Cognex Corp.	83,405	7,391
*	Keysight Technologies Inc.	39,755	7,131
	JB Hunt Transport Services Inc.	36,388	6,455
*	Fair Isaac Corp.	13,557	6,233
*	Trex Co. Inc.	56,481	6,199
	Equifax Inc.	22,588	6,150
*	Axon Enterprise Inc.	31,100	5,656
	Toro Co.	49,520	5,444
	Booz Allen Hamilton Holding Corp. Class A	66,107	5,415
*	Paylocity Holding Corp.	18,252	4,913
	Robert Half International Inc.	46,960	4,856
	Allegion plc	33,363	4,804
*	StoneCo. Ltd. Class A	100,345	4,670
	Ball Corp.	46,494	4,462
*	TransDigm Group Inc.	7,224	4,388
*	United Rentals Inc.	12,228	4,312
	Graco Inc.	50,966	3,997
	Lincoln Electric Holdings Inc.	28,072	3,919
*	XPO Logistics Inc.	40,455	3,516
	MKS Instruments Inc.	22,769	3,351
	Kansas City Southern	11,800	3,312
*	GXO Logistics Inc.	40,455	3,309
	Advanced Drainage Systems Inc.	27,479	3,137
	Parker-Hannifin Corp.	10,468	3,106
	RPM International Inc.	36,359	2,992
*	TopBuild Corp.	13,282	2,906
	Landstar System Inc.	16,404	2,756
*	Coherent Inc.	10,588	2,675
*	WEX Inc.	14,543	2,670
	Synchrony Financial	52,854	2,630
	Sealed Air Corp.	40,228	2,455
*	FleetCor Technologies Inc.	9,163	2,412
	Northrop Grumman Corp.	6,379	2,346
*	Fiserv Inc.	19,782	2,330
*	Euronet Worldwide Inc.	17,475	2,328
	Carlisle Cos. Inc.	9,654	2,034
	BWX Technologies Inc.	34,840	2,001
*	Shift4 Payments Inc. Class A	20,986	1,799
*	Virgin Galactic Holdings Inc.	64,407	1,746
	Fortune Brands Home & Security Inc.	17,209	1,676
	Jack Henry & Associates Inc.	9,441	1,665
		Shares	Market Value• ($000)
	Vontier Corp.	44,722	1,627
	HEICO Corp. Class A	14,156	1,617
*	Middleby Corp.	8,042	1,471
	Allison Transmission Holdings Inc.	39,273	1,452
*	AZEK Co. Inc. Class A	29,245	1,243
	Armstrong World Industries Inc.	11,215	1,166
	CH Robinson Worldwide Inc.	12,675	1,142
	Nordson Corp.	4,741	1,131
	Western Union Co.	49,261	1,066
	MSA Safety Inc.	5,019	817
	Graphic Packaging Holding Co.	39,248	805
	Crown Holdings Inc.	7,253	796
	HEICO Corp.	5,443	690
	Spirit AeroSystems Holdings Inc. Class A	14,983	588
*	Axalta Coating Systems Ltd.	18,108	553
	Donaldson Co. Inc.	6,985	473
	Brunswick Corp.	4,741	459
	Howmet Aerospace Inc.	14,074	447
	AGCO Corp.	2,929	403
*	Diversey Holdings Ltd.	19,298	337
	Louisiana-Pacific Corp.	3,560	226
	Genpact Ltd.	4,351	226
*	TuSimple Holdings Inc. Class A	1,986	83
*	Marqeta Inc. Class A	665	19
			1,439,892
Real Estate (1.9%)
	American Tower Corp.	220,347	64,379
	Crown Castle International Corp.	210,263	40,936
	Equinix Inc.	30,924	26,083
	Simon Property Group Inc.	138,289	18,593
	Public Storage	56,234	18,198
*	CoStar Group Inc.	148,180	12,557
*	Zillow Group Inc. Class C	79,631	7,626
	Iron Mountain Inc.	98,367	4,697
	Lamar Advertising Co. Class A	36,696	4,177
	Equity LifeStyle Properties Inc.	44,831	3,814
	SBA Communications Corp. Class A	8,898	3,194
*	Zillow Group Inc. Class A	29,322	2,803
	CoreSite Realty Corp.	16,273	2,414
	Extra Space Storage Inc.	5,559	1,039
*	CBRE Group Inc. Class A	8,555	824
*	Opendoor Technologies Inc.	34,068	604
			211,938
Technology (48.0%)
	Apple Inc.	7,663,338	1,163,525
	Microsoft Corp.	3,678,530	1,110,475
*	Facebook Inc. Class A	1,168,151	443,173
*	Alphabet Inc. Class A	125,905	364,363
*	Alphabet Inc. Class C	119,682	348,184
	NVIDIA Corp.	1,167,803	261,413
*	Adobe Inc.	233,075	154,692
	Broadcom Inc.	194,814	96,863
	QUALCOMM Inc.	550,614	80,770
	Oracle Corp.	791,861	70,579

59

Russell 1000 Growth Index Fund
		Shares	Market Value• ($000)
	Intuit Inc.	124,531	70,498
*	Advanced Micro Devices Inc.	590,739	65,407
*	ServiceNow Inc.	96,134	61,876
	Applied Materials Inc.	446,784	60,374
	Texas Instruments Inc.	279,561	53,371
	Lam Research Corp.	69,541	42,060
*	Autodesk Inc.	107,401	33,304
*	Zoom Video Communications Inc. Class A	104,187	30,162
*	DocuSign Inc. Class A	93,033	27,560
	KLA Corp.	74,841	25,443
*	Workday Inc. Class A	90,017	24,589
*	Atlassian Corp. plc Class A	64,390	23,635
*	salesforce.com Inc.	86,669	22,991
*	Crowdstrike Holdings Inc. Class A	78,183	21,969
*	Cadence Design Systems Inc.	134,035	21,912
*	Palo Alto Networks Inc.	46,483	21,431
*	Palantir Technologies Inc. Class A	792,110	20,864
*	Fortinet Inc.	65,279	20,572
*	Xilinx Inc.	119,878	18,652
*	Match Group Inc.	131,513	18,075
	Analog Devices Inc.	104,346	17,003
*	Snowflake Inc. Class A	54,744	16,661
*	EPAM Systems Inc.	26,168	16,559
	Microchip Technology Inc.	102,421	16,117
*	Okta Inc.	60,512	15,951
*	Synopsys Inc.	46,911	15,586
	Amphenol Corp. Class A	202,728	15,535
*	Datadog Inc. Class A	110,518	15,229
*	HubSpot Inc.	21,769	14,900
*	Pinterest Inc. Class A	266,495	14,809
*	Cloudflare Inc. Class A	115,599	13,957
	CDW Corp.	68,331	13,708
*	Gartner Inc.	40,826	12,605
*	Splunk Inc.	79,926	12,218
*	Paycom Software Inc.	24,692	12,072
	Monolithic Power Systems Inc.	21,893	10,835
*	Zscaler Inc.	37,622	10,472
*	MongoDB Inc. Class A	25,727	10,081
*	RingCentral Inc. Class A	39,220	9,894
	Teradyne Inc.	81,067	9,845
*	Unity Software Inc.	71,704	9,088
	NXP Semiconductors NV	41,286	8,882
*	Coupa Software Inc.	35,662	8,730
*	Tyler Technologies Inc.	17,011	8,262
*	Twilio Inc. Class A	22,226	7,934
	Entegris Inc.	65,606	7,882
*	Avalara Inc.	41,286	7,419
*	Zendesk Inc.	57,370	7,091
	Skyworks Solutions Inc.	37,896	6,952
*	DoorDash Inc. Class A	35,959	6,883
*	PTC Inc.	51,416	6,769
*	ANSYS Inc.	17,666	6,454
	NetApp Inc.	71,904	6,394
*	Dell Technologies Inc. Class C	65,133	6,348
	HP Inc.	211,042	6,276
*	Globant SA	18,901	6,091
*	Dynatrace Inc.	84,323	5,796
*	Wix.com Ltd.	25,928	5,758
		Shares	Market Value• ($000)
*	Micron Technology Inc.	75,484	5,563
*	Elastic NV	33,335	5,319
*	Five9 Inc.	32,616	5,161
	Corning Inc.	125,534	5,020
*	ON Semiconductor Corp.	111,707	4,955
*,2	Proofpoint Inc.	27,656	4,867
*	Dropbox Inc. Class A	148,516	4,709
*	Smartsheet Inc. Class A	58,555	4,659
	Universal Display Corp.	21,153	4,412
*	Aspen Technology Inc.	33,136	4,291
	Bentley Systems Inc. Class B	65,688	4,236
*	Anaplan Inc.	68,491	4,108
	Vertiv Holdings Co. Class A	137,107	3,862
	Jabil Inc.	56,172	3,470
*	Nutanix Inc. Class A	93,867	3,465
*	Pure Storage Inc. Class A	121,690	3,143
*	Nuance Communications Inc.	52,768	2,905
*	Everbridge Inc.	18,297	2,872
*	Manhattan Associates Inc.	16,478	2,686
*	Twitter Inc.	39,970	2,578
	Pegasystems Inc.	18,440	2,538
	Brooks Automation Inc.	29,411	2,499
*	Teradata Corp.	44,756	2,448
	Citrix Systems Inc.	21,547	2,217
*,1	VMware Inc. Class A	14,468	2,154
*	Alteryx Inc. Class A	29,095	2,152
*	Vimeo Inc.	56,272	2,145
*	New Relic Inc.	26,735	2,138
	NortonLifeLock Inc.	70,947	1,884
*,1	Skillz Inc. Class A	143,494	1,689
*	nCino Inc.	22,944	1,423
	Switch Inc. Class A	55,938	1,388
*	Medallia Inc.	27,655	934
*	NCR Corp.	21,183	900
*	Jamf Holding Corp.	21,868	769
*	Allegro MicroSystems Inc.	25,036	752
*	FireEye Inc.	33,508	610
*	GoDaddy Inc. Class A	8,282	607
	McAfee Corp.Class A	17,203	457
	CDK Global Inc.	10,179	423
*	Vroom Inc.	13,984	376
*	Duck Creek Technologies Inc.	7,750	361
*	DoubleVerify Holdings Inc.	7,395	269
*	IPG Photonics Corp.	1,052	180
*	C3.ai Inc. Class A	2,329	120
			5,295,542
Telecommunications (0.8%)
*	Charter Communications Inc. Class A	60,721	49,589
*	Roku Inc.	56,248	19,822
*	Arista Networks Inc.	26,237	9,695
	Cable One Inc.	1,359	2,853
*	Altice USA Inc. Class A	72,889	2,000
*	CommScope Holding Co. Inc.	97,859	1,546
	Ubiquiti Inc.	2,775	903
			86,408
Utilities (0.1%)
	Waste Management Inc.	32,832	5,093
	NRG Energy Inc.	53,788	2,456

60

Russell 1000 Growth Index Fund
		Shares	Market Value• ($000)
	Brookfield Renewable Corp. Class A	15,700	688
			8,237
Total Common Stocks (Cost $6,028,839)			11,009,956
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[3,4]	Vanguard Market Liquidity Fund, 0.068% (Cost $19,599)	195,991	19,599
Total Investments (100.0%) (Cost $6,048,438)			11,029,555
Other Assets and Liabilities— Net (0.0%)			(1,358)
Net Assets (100%)			11,028,197
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,525,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $8,727,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2021	109	24,637	306

See accompanying Notes, which are an integral part of the Financial Statements.
61

Russell 1000 Growth Index Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $6,028,839)	11,009,956
Affiliated Issuers (Cost $19,599)	19,599
Total Investments in Securities	11,029,555
Investment in Vanguard	356
Cash Collateral Pledged—Futures Contracts	1,260
Receivables for Investment Securities Sold	262
Receivables for Accrued Income	5,974
Receivables for Capital Shares Issued	922
Total Assets	11,038,329
Liabilities
Due to Custodian	311
Payables for Investment Securities Purchased	2
Collateral for Securities on Loan	8,727
Payables for Capital Shares Redeemed	704
Payables to Vanguard	362
Variation Margin Payable—Futures Contracts	26
Total Liabilities	10,132
Net Assets	11,028,197
At August 31, 2021, net assets consisted of:

Paid-in Capital	6,298,728
Total Distributable Earnings (Loss)	4,729,469
Net Assets	11,028,197

ETF Shares—Net Assets
Applicable to 99,706,844 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,454,941
Net Asset Value Per Share—ETF Shares	$74.77

Institutional Shares—Net Assets
Applicable to 6,213,251 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,573,256
Net Asset Value Per Share—Institutional Shares	$575.10

See accompanying Notes, which are an integral part of the Financial Statements.
62

Russell 1000 Growth Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	73,313
Interest[1]	4
Securities Lending—Net	254
Total Income	73,571
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,374
Management and Administrative—ETF Shares	3,338
Management and Administrative—Institutional Shares	1,696
Marketing and Distribution—ETF Shares	244
Marketing and Distribution—Institutional Shares	84
Custodian Fees	162
Auditing Fees	29
Shareholders’ Reports—ETF Shares	48
Shareholders’ Reports—Institutional Shares	3
Trustees’ Fees and Expenses	3
Total Expenses	6,981
Net Investment Income	66,590
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	965,222
Futures Contracts	3,175
Realized Net Gain (Loss)	968,397
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,372,039
Futures Contracts	194
Change in Unrealized Appreciation (Depreciation)	1,372,233
Net Increase (Decrease) in Net Assets Resulting from Operations	2,407,220
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,000, $0, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $947,481,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
63

Russell 1000 Growth Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	66,590	70,091
Realized Net Gain (Loss)	968,397	565,821
Change in Unrealized Appreciation (Depreciation)	1,372,233	2,018,419
Net Increase (Decrease) in Net Assets Resulting from Operations	2,407,220	2,654,331
Distributions
ETF Shares	(40,214)	(38,092)
Institutional Shares	(24,518)	(34,009)
Total Distributions	(64,732)	(72,101)
Capital Share Transactions
ETF Shares	978,964	645,864
Institutional Shares	(786,014)	(683,204)
Net Increase (Decrease) from Capital Share Transactions	192,950	(37,340)
Total Increase (Decrease)	2,535,438	2,544,890
Net Assets
Beginning of Period	8,492,759	5,947,869
End of Period	11,028,197	8,492,759

See accompanying Notes, which are an integral part of the Financial Statements.
64

Russell 1000 Growth Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding[1] Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$58.66	$41.14	$39.89	$31.77	$26.73
Investment Operations
Net Investment Income[2]	.460	.475	.481	.441	.421
Net Realized and Unrealized Gain (Loss) on Investments	16.099	17.530	1.177	8.096	5.039
Total from Investment Operations	16.559	18.005	1.658	8.537	5.460
Distributions
Dividends from Net Investment Income	(.449)	(.485)	(.408)	(.417)	(.420)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.449)	(.485)	(.408)	(.417)	(.420)
Net Asset Value, End of Period	$74.77	$58.66	$41.14	$39.89	$31.77
Total Return	28.40%	44.18%	4.20%	27.09%	20.66%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,455	$4,951	$2,872	$2,083	$1,319
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	0.72%	1.04%	1.25%	1.24%	1.45%
Portfolio Turnover Rate[3]	14%	14%	17%	15%	21%
1	Adjusted to reflect a 4-for-1 share split effective at the beginning of trading on April 20, 2021.
2	Calculated based on average shares outstanding.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
65

Russell 1000 Growth Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$451.15	$316.39	$306.82	$244.34	$205.53
Investment Operations
Net Investment Income[1]	3.573	3.695	3.711	3.485	3.291
Net Realized and Unrealized Gain (Loss) on Investments	123.861	134.792	9.061	62.293	38.832
Total from Investment Operations	127.434	138.487	12.772	65.778	42.123
Distributions
Dividends from Net Investment Income	(3.484)	(3.727)	(3.202)	(3.298)	(3.313)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.484)	(3.727)	(3.202)	(3.298)	(3.313)
Net Asset Value, End of Period	$575.10	$451.15	$316.39	$306.82	$244.34
Total Return	28.42%	44.24%	4.21%	27.14%	20.72%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,573	$3,542	$3,076	$3,182	$2,476
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	0.74%	1.06%	1.26%	1.28%	1.49%
Portfolio Turnover Rate[2]	14%	14%	17%	15%	21%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
66

Russell 1000 Growth Index Fund
Notes to Financial Statements
Vanguard Russell 1000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. In March 2021, the board of trustees authorized a four-for-one share split of the fund’s ETF share class, which occurred after the close of trading on April 19, 2021, effective at the beginning of trading on April 20, 2021. Each ETF shareholder who owned shares as of the close of trading on April 19, 2021 received three additional shares for every share held. The share split had no effect on fund net assets, but it decreased the net asset value per share. Additionally, the share split had no effect on total return.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of
67

Russell 1000 Growth Index Fund
the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any
68

Russell 1000 Growth Index Fund
borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $356,000, representing less than 0.01% of the fund’s net assets and 0.14% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
69

Russell 1000 Growth Index Fund
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	11,005,089	—	4,867	11,009,956
Temporary Cash Investments	19,599	—	—	19,599
Total	11,024,688	—	4,867	11,029,555
Derivative Financial Instruments
Assets
Futures Contracts[1]	306	—	—	306
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptins and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	947,504
Total Distributable Earnings (Loss)	(947,504)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gain
70

Russell 1000 Growth Index Fund
from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	13,179
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(264,248)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	4,980,538
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	64,732	72,101
Long-Term Capital Gains	—	—
Total	64,732	72,101
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,049,017
Gross Unrealized Appreciation	5,048,510
Gross Unrealized Depreciation	(67,972)
Net Unrealized Appreciation (Depreciation)	4,980,538
E.	During the year ended August 31, 2021, the fund purchased $3,359,652,000 of investment securities and sold $3,174,388,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,052,521,000 and $1,818,751,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $506,889,000 and sales were $398,829,000, resulting in net realized gain (loss) of ($3,524,000); these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
71

Russell 1000 Growth Index Fund
F.	During the year ended August 31, 2021, the fund’s ETF Shares underwent a 4-for-1 share split. Each shareholder of record as of the close of business on April 19, 2021, received 4 shares for every 1 ETF Share held on that date. The split had no effect on net assets or total return. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares[1]
Issued	2,657,661	41,175	2,042,520	44,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,678,697)	(25,875)	(1,396,656)	(29,600)
Net Increase (Decrease)—ETF Shares	978,964	15,300	645,864	14,600
Institutional Shares
Issued	382,523	806	490,711	1,343
Issued in Lieu of Cash Distributions	21,838	47	30,560	94
Redeemed	(1,190,375)	(2,491)	(1,204,475)	(3,309)
Net Increase (Decrease)—Institutional Shares	(786,014)	(1,638)	(683,204)	(1,872)
1	Shares adjusted to reflect a 4-for-1 share split effective at the beginning of trading on April 20, 2021.
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
72

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the "Funds") as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
73

Special 2021 tax information (unaudited) for Vanguard Russell 1000 Index Fund
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The funds distributed qualified dividend income to shareholders during the fiscal year as follows:
Fund	($000)
Russell 1000 Index Fund	61,168
Russell 1000 Value Index Fund	99,681
Russell 1000 Growth Index Fund	64,732
The funds distributed qualified business income to shareholders during the fiscal year as follows:
Fund	($000)
Russell 1000 Index Fund	778
Russell 1000 Value Index Fund	2,981
Russell 1000 Growth Index Fund	—
For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:
Fund	Percentage
Russell 1000 Index Fund	94.2%
Russell 1000 Value Index Fund	91.9
Russell 1000 Growth Index Fund	100.0
74

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund, and Vanguard Russell 1000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.
Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.
75

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangements again after a one-year period.
76

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund, and Vanguard Russell 1000 Growth Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2020, through December 31, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds' liquidity risk.
77

The Products are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes to track general stock market performance or a segment of the same. Russell’s publication of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes are based. Russell’s only relationship to The Vanguard Group, Inc. is the licensing of certain trademarks and trade names of Russell and of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes which are determined, composed and calculated by Russell without regard to The Vanguard Group, Inc. or the Products. Russell is not responsible for and has not reviewed the Products nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell has no obligation or liability in connection with the administration, marketing or trading of the Products.
Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell does not guarantee the accuracy and/or the completeness of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to the use of or results to be obtained by The Vanguard Group, Inc., investors, owners of the Products, or any other person or entity from the use of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.
78

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Chris D. Mclsaac
Joseph Brennan	Thomas M. Rampulla
Mortimer J. Buckley	Karin A. Risi
Gregory Davis	Anne E. Robinson
John James	Michael Rollings
John T. Marcante	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964 and 7,720,749.
Vanguard Marketing Corporation, Distributor.
Q18480 102021

Annual Report   |   August 31, 2021
Vanguard Russell 2000 Index Funds
Vanguard Russell 2000 Index Fund
Vanguard Russell 2000 Value Index Fund
Vanguard Russell 2000 Growth Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Russell 2000 Index Fund	4
Russell 2000 Value Index Fund	40
Russell 2000 Growth Index Fund	69
Trustees Approve Advisory Arrangements	98
Liquidity Risk Management	100
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Returns for the three Vanguard Russell 2000 Index Funds for the 12 months ended August 31, 2021, ranged from more than 35% for Vanguard Russell 2000 Growth Index Fund to more than 59% for Vanguard Russell 2000 Value Index Fund. Vanguard Russell 2000 Index Fund returned more than 47%. Each fund closely tracked its target index.
•	The global economy rebounded more quickly than expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that were more successful in containing the virus generally fared better economically. Swift and extensive fiscal and monetary support from policymakers was also key to the rebound. During the 12 months under review, stocks rose broadly in the wake of their sharp downturn at the start of the pandemic.
•	Mid- and small-capitalization stocks outperformed their large-cap counterparts for the period, and value stocks surpassed growth.
•	All sectors had positive returns across the three funds. The top contributors were consumer discretionary for the Index Fund, health care for the Growth Index Fund, and financials for the Value Index Fund.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	32.25%	18.42%	18.24%
Russell 2000 Index (Small-caps)	47.08	10.75	14.38
Russell 3000 Index (Broad U.S. market)	33.04	17.85	17.97
FTSE All-World ex US Index (International)	25.74	9.82	10.23
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.08%	5.43%	3.11%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	3.40	5.09	3.30
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.20	1.13
CPI
Consumer Price Index	5.25%	2.76%	2.58%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2021
	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$1,037.90	$0.51
Institutional Shares	1,000.00	1,038.10	0.41
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$1,088.50	$0.79
Institutional Shares	1,000.00	1,089.00	0.42
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$987.50	$0.75
Institutional Shares	1,000.00	987.90	0.40
Based on Hypothetical 5% Yearly Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Institutional Shares	1,000.00	1,024.80	0.41
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
Institutional Shares	1,000.00	1,024.80	0.41
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
Institutional Shares	1,000.00	1,024.80	0.41
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Russell 2000 Index Fund, 0.10% for ETF Shares and 0.08% for Institutional Shares; for the Russell 2000 Value Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; and for the Russell 2000 Growth Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Russell 2000 Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Russell 2000 Index Fund ETF Shares Net Asset Value	47.15%	14.45%	13.64%	$35,908
Russell 2000 Index Fund ETF Shares Market Price	47.01	14.45	13.64	35,915
Russell 2000 Index	47.08	14.38	13.62	35,840
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	44,721

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 2000 Index Fund Institutional Shares	47.19%	14.49%	13.70%	$18,055,622
Russell 2000 Index	47.08	14.38	13.62	17,920,156
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	22,360,680
See Financial Highlights for dividend and capital gains information.
4

Russell 2000 Index Fund
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021

	One Year	Five Years	Ten Years
Russell 2000 Index Fund ETF Shares Market Price	47.01%	96.35%	259.15%
Russell 2000 Index Fund ETF Shares Net Asset Value	47.15	96.33	259.08
Russell 2000 Index	47.08	95.81	258.40
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
5

Russell 2000 Index Fund
Fund Allocation
As of August 31, 2021
Basic Materials	3.7%
Consumer Discretionary	14.8
Consumer Staples	2.9
Energy	4.1
Financials	15.1
Health Care	19.9
Industrials	14.9
Real Estate	7.3
Technology	12.5
Telecommunications	1.9
Utilities	2.9
Other	0.0
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

Russell 2000 Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (100.0%)
Basic Materials (3.7%)
*	RBC Bearings Inc.	56,930	13,181
	Avient Corp.	209,565	10,916
	Balchem Corp.	74,190	10,418
	UFP Industries Inc.	138,539	10,402
	Commercial Metals Co.	276,408	9,016
*	Arconic Corp.	254,132	8,765
	Sensient Technologies Corp.	97,286	8,449
*	Livent Corp.	338,495	8,418
	Quaker Chemical Corp.	31,045	8,044
	Hecla Mining Co.	1,223,906	7,527
*	Ingevity Corp.	92,655	7,449
	Cabot Corp.	129,175	6,898
*	Domtar Corp.	114,702	6,289
	Minerals Technologies Inc.	77,373	6,085
	Stepan Co.	49,650	5,837
*	Amyris Inc.	384,975	5,794
	Mueller Industries Inc.	129,259	5,766
*	Constellium SE Class A	282,510	5,712
*,1	MP Materials Corp.	167,940	5,638
	Tronox Holdings plc Class A	263,909	5,576
	Innospec Inc.	56,436	5,282
	Compass Minerals International Inc.	78,705	5,268
	Boise Cascade Co.	90,664	5,245
	Trinseo SA	89,611	4,654
	Worthington Industries Inc.	79,690	4,618
	Kaiser Aluminum Corp.	36,391	4,595
	GrafTech International Ltd.	392,484	4,345
*	Novagold Resources Inc.	546,306	3,950
*	Coeur Mining Inc.	558,014	3,934
	Carpenter Technology Corp.	109,730	3,660
	Materion Corp.	46,965	3,430
*	Kraton Corp.	72,447	3,052
	Schnitzer Steel Industries Inc. Class A	59,684	2,824
	Schweitzer-Mauduit International Inc.	71,438	2,734
*	GCP Applied Technologies Inc.	113,292	2,701
*	Orion Engineered Carbons SA	139,066	2,457
*	AdvanSix Inc.	62,909	2,296
	Neenah Inc.	38,724	1,951
		Shares	Market Value• ($000)
*,1	Energy Fuels Inc.	325,300	1,760
	Hawkins Inc.	44,218	1,675
	Glatfelter Corp.	100,714	1,591
*	Koppers Holdings Inc.	47,692	1,569
	Ecovyst Inc.	118,008	1,535
*	Century Aluminum Co.	117,729	1,509
*	U.S. Silica Holdings Inc.	168,402	1,479
	Verso Corp. Class A	75,765	1,443
*	TimkenSteel Corp.	104,386	1,428
*	Clearwater Paper Corp.	38,016	1,235
*	Uranium Energy Corp.	491,615	1,234
*	Gatos Silver Inc.	79,292	1,137
	Haynes International Inc.	28,877	1,133
	Omega Flex Inc.	7,095	1,079
	American Vanguard Corp.	67,167	1,030
*	Rayonier Advanced Materials Inc.	141,654	1,000
	Ryerson Holding Corp.	38,060	881
*	Alto Ingredients Inc.	164,235	836
	Tredegar Corp.	60,106	798
*	Intrepid Potash Inc.	23,013	714
*	Unifi Inc.	30,350	705
*,1	Meta Materials Inc.	141,165	656
	Olympic Steel Inc.	21,433	584
*	Northwest Pipe Co.	22,046	571
*	Zymergen Inc.	42,812	562
*	Ur-Energy Inc.	415,575	540
*	NN Inc.	98,150	534
	FutureFuel Corp.	59,061	473
*	Perpetua Resources Corp.	61,748	313
*	Marrone Bio Innovations Inc.	230,071	230
*,1	Polymet Mining Corp.	66,283	223
	Valhi Inc.	5,602	133
			253,766
Consumer Discretionary (14.8%)
*,1	AMC Entertainment Holdings Inc. Class A	937,583	44,188
*	Crocs Inc.	148,692	21,236
*	BJ's Wholesale Club Holdings Inc.	315,539	17,878
*	Macy's Inc.	723,249	16,194
*	Scientific Games Corp. Class A	221,398	16,018
	Texas Roadhouse Inc. Class A	161,154	15,310
*	Fox Factory Holding Corp.	97,252	14,945
*	Stamps.com Inc.	40,959	13,471
*	Helen of Troy Ltd.	56,295	13,465
7

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	Wingstop Inc.	68,706	11,813
*	National Vision Holdings Inc.	187,878	11,269
*	Sonos Inc.	276,798	10,997
	American Eagle Outfitters Inc.	350,372	10,693
*	Avis Budget Group Inc.	117,764	10,687
*	Goodyear Tire & Rubber Co.	636,420	10,081
	Papa John's International Inc.	76,145	9,711
*	Meritage Homes Corp.	86,290	9,625
	Rent-A-Center Inc.	151,766	9,573
	Signet Jewelers Ltd.	120,045	9,508
	TEGNA Inc.	509,136	9,022
	Murphy USA Inc.	57,955	8,999
	KB Home	206,486	8,885
*	Hilton Grand Vacations Inc.	196,942	8,604
*	Adient plc	218,135	8,581
*	Asbury Automotive Group Inc.	44,557	8,298
*	LGI Homes Inc.	51,072	8,188
*	Taylor Morrison Home Corp. Class A	288,981	8,117
	LCI Industries	57,078	8,086
	Cracker Barrel Old Country Store Inc.	54,609	7,841
	Dana Inc.	334,836	7,788
	Steven Madden Ltd.	188,877	7,644
*	Skyline Champion Corp.	120,935	7,585
*	Shake Shack Inc. Class A	86,176	7,476
*	Callaway Golf Co.	266,398	7,475
	PROG Holdings Inc.	154,542	7,313
	Herman Miller Inc.	171,277	7,199
*	Overstock.com Inc.	98,971	7,141
*	Bed Bath & Beyond Inc.	252,717	6,960
	MDC Holdings Inc.	131,624	6,877
*	Visteon Corp.	63,939	6,757
*	Allegiant Travel Co.	34,914	6,719
	Wolverine World Wide Inc.	187,256	6,715
	Group 1 Automotive Inc.	40,462	6,694
*	Cardlytics Inc.	73,607	6,682
*	Red Rock Resorts Inc. Class A	141,966	6,645
*	Gentherm Inc.	76,595	6,573
	Kontoor Brands Inc.	119,425	6,444
*	Tri Pointe Homes Inc.	270,753	6,436
*	iHeartMedia Inc. Class A	257,841	6,415
*	Academy Sports & Outdoors Inc.	142,361	6,302
*	2U Inc.	165,193	6,117
*	Boot Barn Holdings Inc.	66,152	5,906
*	SeaWorld Entertainment Inc.	118,609	5,834
*	Dorman Products Inc.	61,589	5,781
	John Wiley & Sons Inc. Class A	99,330	5,771
*	Stitch Fix Inc. Class A	136,037	5,701
	Jack in the Box Inc.	52,925	5,608
*	Brinker International Inc.	104,637	5,574
*	Spirit Airlines Inc.	226,484	5,556
	Graham Holdings Co. Class B	8,926	5,506
*	Vista Outdoor Inc.	134,567	5,497
*	Bloomin' Brands Inc.	203,975	5,465
*	Cavco Industries Inc.	21,262	5,432
		Shares	Market Value• ($000)
*	SkyWest Inc.	114,706	5,351
*	ODP Corp.	112,689	5,316
*	iRobot Corp.	64,393	5,224
*	Urban Outfitters Inc.	157,958	5,216
	Winnebago Industries Inc.	74,487	5,186
*,1	Fisker Inc.	365,497	5,099
*	Sleep Number Corp.	55,092	5,097
*	Abercrombie & Fitch Co. Class A	141,252	5,051
*	International Game Technology plc	230,256	4,948
	Century Communities Inc.	69,120	4,845
*	KAR Auction Services Inc.	286,501	4,845
*	Sally Beauty Holdings Inc.	259,433	4,823
*	Revolve Group Inc.	82,675	4,751
*	Cheesecake Factory Inc.	99,765	4,654
	PriceSmart Inc.	53,905	4,561
	Gray Television Inc.	196,807	4,475
*	Madison Square Garden Entertainment Corp.	55,520	4,452
*	Cinemark Holdings Inc.	248,915	4,438
	Strategic Education Inc.	56,180	4,398
*	Everi Holdings Inc.	192,472	4,379
	Monro Inc.	76,395	4,348
*	M/I Homes Inc.	65,794	4,236
*	Adtalem Global Education Inc.	114,076	4,221
	Rush Enterprises Inc. Class A	95,002	4,190
*	Knowles Corp.	205,055	4,101
*	Meredith Corp.	91,854	3,951
*	Houghton Mifflin Harcourt Co.	292,761	3,944
	Acushnet Holdings Corp.	78,870	3,940
	Camping World Holdings Inc. Class A	98,239	3,924
	Big Lots Inc.	79,970	3,891
*	Laureate Education Inc. Class A	243,595	3,880
*	Central Garden & Pet Co. Class A	93,004	3,875
	HNI Corp.	100,280	3,800
*	Bally's Corp.	75,198	3,778
*	Dave & Buster's Entertainment Inc.	99,659	3,729
	La-Z-Boy Inc.	105,917	3,708
	Hibbett Inc.	37,405	3,579
*	Malibu Boats Inc. Class A	47,720	3,417
	Oxford Industries Inc.	37,003	3,341
*	elf Beauty Inc.	105,109	3,253
*	AMC Networks Inc. Class A	67,055	3,187
*	Stride Inc.	92,833	3,179
	Sinclair Broadcast Group Inc. Class A	105,797	3,175
*	G-III Apparel Group Ltd.	101,735	3,147
*	Lions Gate Entertainment Corp. Class B	267,496	3,146
*	XPEL Inc.	41,239	3,133
*	Dine Brands Global Inc.	37,572	3,108
	Sturm Ruger & Co. Inc.	39,574	3,094
	Inter Parfums Inc.	41,196	2,988
	Smith & Wesson Brands Inc.	122,447	2,955
*	Selectquote Inc.	308,582	2,947
	Steelcase Inc. Class A	204,238	2,878
*	GoPro Inc. Class A	287,496	2,866

8

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Purple Innovation Inc. Class A	115,838	2,826
*	Children's Place Inc.	32,398	2,813
	Dillard's Inc. Class A	14,503	2,762
*,1	Blink Charging Co.	84,075	2,727
*	Tupperware Brands Corp.	113,843	2,717
	Buckle Inc.	68,537	2,654
	Matthews International Corp. Class A	71,323	2,641
*	WW International Inc.	120,957	2,619
	Sonic Automotive Inc. Class A	50,389	2,547
*	Clean Energy Fuels Corp.	320,246	2,540
*	Tenneco Inc. Class A	162,838	2,540
	EW Scripps Co. Class A	132,042	2,448
*	MarineMax Inc.	49,633	2,413
*	Denny's Corp.	143,864	2,380
*	Hawaiian Holdings Inc.	116,607	2,358
*	American Axle & Manufacturing Holdings Inc.	259,094	2,298
	Franchise Group Inc.	65,267	2,267
*	RealReal Inc.	181,092	2,253
	Guess? Inc.	92,739	2,243
*	BJ's Restaurants Inc.	52,088	2,227
	Scholastic Corp.	66,691	2,217
*	Clear Channel Outdoor Holdings Inc.	836,563	2,200
*	Liberty Media Corp.- Liberty Braves Class C	83,685	2,163
*	Genesco Inc.	33,852	2,100
	Caleres Inc.	84,608	2,081
	Aaron's Co. Inc.	78,109	2,071
	Standard Motor Products Inc.	48,011	2,059
*	Gannett Co. Inc.	324,089	2,058
*	QuinStreet Inc.	114,374	2,048
*	Viad Corp.	46,892	2,025
*	Zumiez Inc.	50,325	2,023
*	Designer Brands Inc. Class A	138,153	2,003
*	Cars.com Inc.	157,154	1,999
*	1-800-Flowers.com Inc. Class A	61,500	1,953
	Interface Inc. Class A	133,933	1,926
*	Monarch Casino & Resort Inc.	29,948	1,898
*	CarParts.com Inc.	108,818	1,879
*	Golden Entertainment Inc.	38,852	1,854
*	America's Car-Mart Inc.	13,975	1,807
*	Imax Corp.	114,897	1,805
*,1	Corsair Gaming Inc.	61,876	1,791
*,1	Vuzix Corp.	135,262	1,790
*	Rush Street Interactive Inc.	120,091	1,787
*	Perdoceo Education Corp.	161,790	1,776
	Carriage Services Inc. Class A	38,330	1,772
*	Sportsman's Warehouse Holdings Inc.	99,691	1,769
*	Citi Trends Inc.	20,523	1,768
*	Green Brick Partners Inc.	70,737	1,768
*	Party City Holdco Inc.	254,771	1,735
	Winmark Corp.	8,223	1,724
*	Lions Gate Entertainment Corp. Class A	132,097	1,707
		Shares	Market Value• ($000)
*,1	Lordstown Motors Corp. Class A	258,712	1,702
*	Lovesac Co.	29,515	1,669
*	Golden Nugget Online Gaming Inc.	73,318	1,584
*	Ruth's Hospitality Group Inc.	77,279	1,583
	Shoe Carnival Inc.	40,724	1,559
*	Universal Electronics Inc.	30,820	1,557
	Clarus Corp.	55,668	1,508
*	Liquidity Services Inc.	61,369	1,497
*	Quotient Technology Inc.	204,903	1,488
*	Accel Entertainment Inc. Class A	129,150	1,488
*	Chuy's Holdings Inc.	46,092	1,487
*	Fossil Group Inc.	108,145	1,449
*	Boston Omaha Corp. Class A	40,339	1,442
*	Chico's FAS Inc.	275,951	1,427
*	Stoneridge Inc.	59,876	1,395
	Johnson Outdoors Inc. Class A	12,007	1,378
*	Lumber Liquidators Holdings Inc.	65,769	1,372
	Haverty Furniture Cos. Inc.	38,363	1,367
[1]	Big 5 Sporting Goods Corp.	47,801	1,329
*,1	Canoo Inc.	183,992	1,327
	Movado Group Inc.	36,033	1,302
*	Sun Country Airlines Holdings Inc.	39,667	1,285
*	Hovnanian Enterprises Inc. Class A	11,780	1,281
*	OneSpaWorld Holdings Ltd.	121,175	1,272
*	Beazer Homes USA Inc.	67,908	1,271
	RCI Hospitality Holdings Inc.	19,248	1,244
	Ethan Allen Interiors Inc.	51,562	1,239
*	Frontier Group Holdings Inc.	80,043	1,227
*	Funko Inc. Class A	61,334	1,223
*	TravelCenters of America Inc.	28,857	1,211
*	Noodles & Co. Class A	93,242	1,174
*	Latham Group Inc.	53,370	1,173
*	Arlo Technologies Inc.	186,667	1,157
	Global Industrial Co.	29,327	1,129
*	American Public Education Inc.	42,594	1,120
*	Lands' End Inc.	32,923	1,114
*	AMMO Inc.	151,175	1,111
*	Master Craft Boat Holdings Inc.	43,622	1,088
*,1	Genius Brands International Inc.	647,871	1,082
*,1	Shift Technologies Inc.	142,690	1,062
*	Coursera Inc.	27,559	1,060
*	Central Garden & Pet Co.	22,790	1,049
	Kimball International Inc. Class B	83,011	1,035
*	Lindblad Expeditions Holdings Inc.	70,287	1,034
*	Conn's Inc.	41,115	1,011
*	Stagwell Inc.	144,119	1,006
*	Turtle Beach Corp.	34,455	979

9

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	A-Mark Precious Metals Inc.	20,171	979
*	Entercom Communications Corp. Class A	270,617	961
	OneWater Marine Inc. Class A	23,717	960
*	Daily Journal Corp.	2,796	951
	Entravision Communications Corp. Class A	136,163	949
*	American Outdoor Brands Inc.	32,434	903
*	Cooper-Standard Holdings Inc.	38,671	900
*	Red Robin Gourmet Burgers Inc.	35,773	876
*	Motorcar Parts of America Inc.	42,915	851
*	Container Store Group Inc.	72,781	844
	Hooker Furniture Corp.	26,897	838
*	Century Casinos Inc.	62,549	836
*	Marcus Corp.	52,302	816
	Tilly's Inc. Class A	51,832	807
*	Bluegreen Vacations Holding Class A	34,897	799
*	El Pollo Loco Holdings Inc.	43,661	792
	Rocky Brands Inc.	15,942	792
	Cato Corp. Class A	45,334	782
*,1	Arcimoto Inc.	62,861	781
*	Nautilus Inc.	68,433	780
*	Eastman Kodak Co.	102,800	748
*,1	CuriosityStream Inc.	59,767	747
	Rush Enterprises Inc. Class B	17,469	741
*	Barnes & Noble Education Inc.	88,023	718
*	Vera Bradley Inc.	59,138	678
*	Full House Resorts Inc.	75,066	644
*	Chicken Soup For The Soul Entertainment Inc.	26,486	643
*	Mesa Air Group Inc.	78,612	627
*	Liberty TripAdvisor Holdings Inc. Class A	167,295	626
	Superior Group of Cos. Inc.	26,218	625
*	Kirkland's Inc.	32,281	617
*	Liberty Media Corp.- Liberty Braves Class A	23,559	613
	Del Taco Restaurants Inc.	68,593	604
*,1	XL Fleet Corp.	87,911	598
*,1	Eros STX Global Corp.	729,168	583
*	Alta Equipment Group Inc.	43,817	581
	Escalade Inc.	23,536	544
	Lifetime Brands Inc.	29,486	541
	Flexsteel Industries Inc.	15,199	531
*	Neogames SA	12,672	522
*	Drive Shack Inc.	189,489	517
*	PlayAGS Inc.	62,578	513
*	ONE Group Hospitality Inc.	44,854	500
*	Fiesta Restaurant Group Inc.	40,839	490
*	Arko Corp.	47,235	488
*	Romeo Power Inc.	95,981	467
		Shares	Market Value• ($000)
*	Thryv Holdings Inc.	14,868	461
	Bassett Furniture Industries Inc.	21,301	458
*	HyreCar Inc.	40,050	450
*	Duluth Holdings Inc. Class B	28,475	443
	Nathan's Famous Inc.	6,696	442
*,1	Hall of Fame Resort & Entertainment Co.	126,160	424
*	LiveXLive Media Inc.	122,668	421
*	Lazydays Holdings Inc.	17,028	418
*	CarLotz Inc.	99,687	410
*	Kura Sushi USA Inc. Class A	8,003	407
*	VOXX International Corp. Class A	35,737	374
	JOANN Inc.	26,682	366
*	Legacy Housing Corp.	18,320	359
	National CineMedia Inc.	134,996	346
*	PowerSchool Holdings Inc. Class A	9,788	338
*	Casper Sleep Inc.	66,510	331
	Carrols Restaurant Group Inc.	76,938	319
*	Biglari Holdings Inc. Class B	1,802	315
*	Regis Corp.	53,907	292
	Hamilton Beach Brands Holding Co. Class A	16,889	287
*	Fluent Inc.	102,167	278
*	Emerald Holding Inc.	55,841	278
*,1	Aterian Inc.	45,342	270
	Marine Products Corp.	18,165	258
*	Stonemor Inc.	74,012	215
*	Revlon Inc. Class A	16,612	190
*,1	Figs Inc. Class A	4,602	189
*,1	Esports Technologies Inc.	5,628	183
*	Traeger Inc.	6,612	166
	NL Industries Inc.	18,430	126
*	Landsea Homes Corp.	13,914	122
*	F45 Training Holdings Inc.	8,323	113
*	Krispy Kreme Inc.	6,752	113
*	Xponential Fitness Inc. Class A	8,339	90
*	Snap One Holdings Corp.	4,316	88
*	Mister Car Wash Inc.	4,559	87
	CompX International Inc.	3,690	85
*,1	Weber Inc. Class A	3,697	60
*	Outbrain Inc.	3,127	54
*	Digital Media Solutions Inc. Class A	6,803	53
*	Integral Ad Science Holding Corp.	2,249	50
*	European Wax Center Inc. Class A	1,962	48
*	Instructure Holdings Inc.	1,607	37
*	Torrid Holdings Inc.	1,125	26
*	Duolingo Inc.	123	16
*	Biglari Holdings Inc. Class A	6	5
			1,008,829
Consumer Staples (2.9%)
*	Performance Food Group Co.	303,907	15,262
	Sanderson Farms Inc.	46,755	9,187
*	Celsius Holdings Inc.	104,706	8,561
	Lancaster Colony Corp.	43,681	7,742

10

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	WD-40 Co.	31,459	7,539
*	Simply Good Foods Co.	195,945	6,980
*	Sprouts Farmers Market Inc.	273,339	6,806
	Primo Water Corp.	361,719	6,424
	Energizer Holdings Inc.	156,610	6,161
	Medifast Inc.	26,808	6,110
	Nu Skin Enterprises Inc. Class A	114,382	5,790
	J & J Snack Foods Corp.	33,902	5,552
	Edgewell Personal Care Co.	124,998	5,287
	Vector Group Ltd.	330,552	4,965
*	Hostess Brands Inc. Class A	301,449	4,811
*	United Natural Foods Inc.	128,482	4,728
	Core-Mark Holding Co. Inc.	102,418	4,711
*	TreeHouse Foods Inc.	119,702	4,485
[1]	B&G Foods Inc.	147,516	4,479
	Coca-Cola Consolidated Inc.	10,929	4,439
*	GrowGeneration Corp.	124,644	3,987
*	BellRing Brands Inc. Class A	91,818	3,101
	Cal-Maine Foods Inc.	82,128	2,970
*	USANA Health Sciences Inc.	29,310	2,844
	Universal Corp.	55,699	2,818
*,1	Beauty Health Co.	106,772	2,745
	Utz Brands Inc.	135,801	2,637
	Fresh Del Monte Produce Inc.	76,997	2,532
	National Beverage Corp.	54,080	2,517
*,1	Tattooed Chef Inc.	107,697	2,280
*	Rite Aid Corp.	126,289	2,240
	Andersons Inc.	72,505	2,203
	Ingles Markets Inc. Class A	32,347	2,196
*	Chefs' Warehouse Inc.	72,180	2,182
	Weis Markets Inc.	37,976	2,163
	MGP Ingredients Inc.	32,638	2,131
	ACCO Brands Corp.	215,599	2,020
	Calavo Growers Inc.	39,389	1,848
	SpartanNash Co.	82,034	1,764
*	Mission Produce Inc.	85,066	1,764
	John B Sanfilippo & Son Inc.	20,462	1,739
	Turning Point Brands Inc.	33,696	1,677
*	Hydrofarm Holdings Group Inc.	26,078	1,318
*	Veru Inc.	144,880	1,292
	PetMed Express Inc.	45,192	1,245
*	22nd Century Group Inc.	346,699	1,238
	Tootsie Roll Industries Inc.	35,741	1,131
*	Whole Earth Brands Inc.	85,974	1,078
*	Vital Farms Inc.	56,459	1,015
*	Duckhorn Portfolio Inc.	46,138	991
*,1	AppHarvest Inc.	111,252	935
*	Seneca Foods Corp. Class A	14,877	729
*	Landec Corp.	60,043	650
*	PLBY Group Inc.	24,740	615
	Limoneira Co.	36,468	600
*	Honest Co. Inc.	56,994	580
*	AquaBounty Technologies Inc.	120,336	557
*	NewAge Inc.	305,759	538
		Shares	Market Value• ($000)
*	HF Foods Group Inc.	84,185	495
	Nature's Sunshine Products Inc.	27,203	466
	Village Super Market Inc. Class A	19,829	444
	Oil-Dri Corp. of America	11,958	427
*,1	Laird Superfood Inc.	14,344	286
	Natural Grocers by Vitamin Cottage Inc.	21,562	261
*	Greenlane Holdings Inc. Class A	37,475	95
*	MedAvail Holdings Inc.	26,921	90
*	Zevia PBC Class A	4,110	57
			199,510
Energy (4.1%)
	Ovintiv Inc.	603,473	16,451
	Chesapeake Energy Corp.	227,381	12,690
*	ChampionX Corp.	466,975	10,895
	PDC Energy Inc.	228,902	9,557
*	Antero Resources Corp.	658,872	9,040
	Equitrans Midstream Corp.	941,638	8,221
*	Denbury Inc.	116,177	8,171
*	Range Resources Corp.	550,548	8,049
	Matador Resources Co.	254,991	7,331
	Murphy Oil Corp.	337,527	7,176
*	Southwestern Energy Co.	1,560,645	7,101
*	California Resources Corp.	193,555	6,625
	Helmerich & Payne Inc.	242,485	6,528
*	CNX Resources Corp.	503,801	5,723
	Arcosa Inc.	111,555	5,669
*	Array Technologies Inc.	294,102	5,609
	SM Energy Co.	268,477	5,128
	Magnolia Oil & Gas Corp. Class A	320,636	5,028
*	Renewable Energy Group Inc.	103,087	4,992
*	Ameresco Inc. Class A	71,151	4,920
	Cactus Inc. Class A	125,653	4,713
*	FuelCell Energy Inc.	748,818	4,673
	World Fuel Services Corp.	143,586	4,646
*	Whiting Petroleum Corp.	90,723	4,259
	Oasis Petroleum Inc.	46,464	4,023
*,1	SunPower Corp.	184,244	3,971
*,1	Stem Inc.	144,265	3,605
*	Green Plains Inc.	98,711	3,465
	Patterson-UTI Energy Inc.	429,919	3,336
*	Callon Petroleum Co.	91,902	3,140
*	TPI Composites Inc.	82,323	2,989
*	Oceaneering International Inc.	229,453	2,822
*	Gevo Inc.	449,392	2,800
	Bonanza Creek Energy Inc.	70,857	2,755
*	Golar LNG Ltd.	236,842	2,665
	Warrior Met Coal Inc.	118,814	2,660
*	Arch Resources Inc.	34,878	2,640
*	Delek U.S. Holdings Inc.	151,258	2,588
*	Peabody Energy Corp.	158,983	2,541
	Archrock Inc.	309,717	2,379
*	Tellurian Inc.	730,111	2,329
*	PBF Energy Inc. Class A	221,958	2,308
*	Kosmos Energy Ltd.	933,582	2,203
*	Centennial Resource Development Inc. Class A	417,135	2,127

11

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Liberty Oilfield Services Inc. Class A	199,533	2,039
*	Dril-Quip Inc.	80,971	1,968
*	NOW Inc.	253,939	1,950
	Brigham Minerals Inc. Class A	100,199	1,916
	Northern Oil and Gas Inc.	110,315	1,831
*	CONSOL Energy Inc.	78,499	1,792
*	DMC Global Inc.	42,668	1,714
*	Par Pacific Holdings Inc.	102,551	1,691
*	Extraction Oil & Gas Inc.	36,091	1,643
*	Laredo Petroleum Inc.	28,879	1,560
*	ProPetro Holding Corp.	197,014	1,525
*	MRC Global Inc.	184,889	1,516
*	NexTier Oilfield Solutions Inc.	400,111	1,440
*	Nabors Industries Ltd. (XNYS)	16,247	1,370
	SunCoke Energy Inc.	190,962	1,327
*	Helix Energy Solutions Group Inc.	330,518	1,243
*	Comstock Resources Inc.	210,136	1,242
*	Contango Oil & Gas Co.	337,816	1,226
*	Frank's International NV	385,348	1,110
*	Tidewater Inc.	93,160	1,071
*	Talos Energy Inc.	84,529	1,048
*	REX American Resources Corp.	12,157	1,030
	CVR Energy Inc.	68,075	980
	Berry Corp.	155,004	930
*	American Superconductor Corp.	61,886	922
*	TETRA Technologies Inc.	281,627	913
*	Oil States International Inc.	138,969	814
*	National Energy Services Reunited Corp.	68,387	776
*	Penn Virginia Corp.	35,454	734
*	Select Energy Services Inc. Class A	135,443	725
*	Vine Energy Inc. Class A	47,441	705
*	W&T Offshore Inc.	215,413	702
*	Matrix Service Co.	59,851	675
*,1	Beam Global	20,302	632
*	Centrus Energy Corp. Class A	21,584	624
*	RPC Inc.	155,128	594
*	Aemetis Inc.	53,360	593
*	Newpark Resources Inc.	204,596	536
	Solaris Oilfield Infrastructure Inc. Class A	72,014	535
	Altus Midstream Co. Class A	7,607	496
*	FTC Solar Inc.	43,843	476
*	Bristow Group Inc.	14,869	469
*	Earthstone Energy Inc. Class A	54,972	455
*	FTS International Inc. Class A	20,484	455
	Falcon Minerals Corp.	93,448	415
*,1	Advent Technologies Holdings Inc.	39,169	290
[1]	HighPeak Energy Inc.	11,527	112
	Riley Exploration Permian Inc.	5,364	108
		Shares	Market Value• ($000)
*	Nabors Industries Ltd. Warrants Exp. 6/11/26	5,784	34
			279,493
Financials (15.1%)
	First Financial Bankshares Inc.	298,879	14,233
	CIT Group Inc.	228,527	12,665
	Valley National Bancorp	921,635	12,018
	Essent Group Ltd.	254,805	11,996
	Glacier Bancorp Inc.	220,625	11,750
	Selective Insurance Group Inc.	136,738	11,427
	South State Corp.	163,161	11,190
	Houlihan Lokey Inc. Class A	119,518	10,781
	Blackstone Mortgage Trust Inc. Class A	318,656	10,455
	Radian Group Inc.	442,462	10,455
	United Bankshares Inc.	287,691	10,452
	RLI Corp.	92,066	10,056
	Navient Corp.	405,588	9,414
	UMB Financial Corp.	100,794	9,231
	Hancock Whitney Corp.	199,191	9,155
	Community Bank System Inc.	123,193	9,116
	BankUnited Inc.	214,464	9,014
	Kinsale Capital Group Inc.	49,507	9,003
*	Marathon Digital Holdings Inc.	219,762	8,920
*	Open Lending Corp. Class A	240,041	8,874
	Moelis & Co. Class A	140,757	8,720
	Pacific Premier Bancorp Inc.	215,855	8,626
	ServisFirst Bancshares Inc.	114,883	8,435
	Chimera Investment Corp.	529,808	8,117
*	Trupanion Inc.	87,916	8,051
	FirstCash Inc.	92,697	7,943
*	Texas Capital Bancshares Inc.	116,756	7,938
	Eastern Bankshares Inc.	395,361	7,820
	Home BancShares Inc.	351,040	7,776
	Ameris Bancorp	153,112	7,539
	Investors Bancorp Inc.	526,808	7,539
	Walker & Dunlop Inc.	67,348	7,479
	CNO Financial Group Inc.	302,190	7,392
	Federated Hermes Inc.	217,868	7,370
*	Enstar Group Ltd.	31,685	7,309
*,1	Riot Blockchain Inc.	194,089	7,243
	Associated Banc-Corp.	348,511	7,186
	Simmons First National Corp. Class A	247,305	7,184
	Cathay General Bancorp	176,074	7,004
	Artisan Partners Asset Management Inc. Class A	134,711	7,000
*	LendingClub Corp.	222,111	6,899
	BancorpSouth Bank	234,633	6,882
	Hamilton Lane Inc. Class A	78,305	6,740
	Atlantic Union Bankshares Corp.	181,431	6,713
*	Cannae Holdings Inc.	201,057	6,418
*	Axos Financial Inc.	131,357	6,368
*	Mr Cooper Group Inc.	163,265	6,348
	Old National Bancorp	380,417	6,338

12

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	First BanCorp. (XNYS)	496,200	6,317
	American Equity Investment Life Holding Co.	196,549	6,229
*	Focus Financial Partners Inc. Class A	118,910	6,169
	Independent Bank Group Inc.	86,651	6,103
	Cadence BanCorp. Class A	283,312	6,094
	CVB Financial Corp.	297,489	6,057
	United Community Banks Inc.	200,327	6,044
	Columbia Banking System Inc.	165,695	6,025
	Goosehead Insurance Inc. Class A	40,798	5,988
*	Silvergate Capital Corp. Class A	52,716	5,956
	Flagstar Bancorp Inc.	120,039	5,937
	Independent Bank Corp. (XNGS)	75,857	5,818
	Piper Sandler Cos.	40,704	5,817
	Fulton Financial Corp.	365,881	5,799
	Washington Federal Inc.	166,104	5,531
	PennyMac Financial Services Inc.	81,310	5,411
	Arbor Realty Trust Inc.	293,109	5,358
	Virtus Investment Partners Inc.	16,876	5,277
	First Financial Bancorp	221,558	5,209
	International Bancshares Corp.	123,835	5,186
	First Merchants Corp.	124,623	5,128
	WesBanco Inc.	150,495	5,117
*	Palomar Holdings Inc.	56,590	5,082
	Apollo Commercial Real Estate Finance Inc.	323,312	5,027
	Cohen & Steers Inc.	57,169	5,014
	Hilltop Holdings Inc.	148,744	4,978
	WSFS Financial Corp.	108,291	4,917
	First Midwest Bancorp Inc.	262,345	4,914
	MFA Financial Inc.	1,019,685	4,894
	Two Harbors Investment Corp.	722,680	4,770
	Towne Bank	154,651	4,712
	Sandy Spring Bancorp Inc.	106,843	4,655
	Trustmark Corp.	145,280	4,594
	Banner Corp.	79,826	4,566
	Renasant Corp.	127,238	4,466
*	LendingTree Inc.	26,760	4,459
*	Triumph Bancorp Inc.	54,184	4,455
	Live Oak Bancshares Inc.	72,601	4,444
*	PRA Group Inc.	104,541	4,391
	PennyMac Mortgage Investment Trust	225,801	4,383
*	Genworth Financial Inc. Class A	1,168,405	4,382
	PJT Partners Inc. Class A	55,299	4,368
*	NMI Holdings Inc. Class A	193,409	4,365
	Heartland Financial USA Inc.	92,749	4,362
	iStar Inc.	163,020	4,312
	Eagle Bancorp Inc.	72,825	4,202
	First Interstate BancSystem Inc. Class A	94,302	4,155
		Shares	Market Value• ($000)
	StepStone Group Inc. Class A	85,961	4,115
	Seacoast Banking Corp. of Florida	125,794	4,018
*	BRP Group Inc. Class A	106,291	4,002
	Great Western Bancorp Inc.	127,629	3,951
	Horace Mann Educators Corp.	96,067	3,939
	Veritex Holdings Inc.	109,534	3,936
	BGC Partners Inc. Class A	763,505	3,932
	Park National Corp.	33,178	3,890
	Stewart Information Services Corp.	61,430	3,867
	New York Mortgage Trust Inc.	874,514	3,865
	Provident Financial Services Inc.	174,924	3,861
	Argo Group International Holdings Ltd.	72,995	3,861
	Bank of NT Butterfield & Son Ltd.	115,556	3,849
	Hope Bancorp Inc.	273,997	3,778
	Lakeland Financial Corp.	56,189	3,732
	Enterprise Financial Services Corp.	82,519	3,706
	Northwest Bancshares Inc.	281,799	3,669
	Brightsphere Investment Group Inc.	133,566	3,632
	Meta Financial Group Inc.	72,444	3,564
*	Encore Capital Group Inc.	71,115	3,500
	NBT Bancorp Inc.	97,181	3,485
	Capitol Federal Financial Inc.	299,257	3,453
	Westamerica BanCorp.	60,110	3,411
	American National Group Inc.	17,136	3,299
	Redwood Trust Inc.	260,525	3,249
	Nelnet Inc. Class A	39,182	3,169
	FB Financial Corp.	76,780	3,163
	ProAssurance Corp.	123,941	3,160
	Broadmark Realty Capital Inc.	296,255	3,114
	James River Group Holdings Ltd.	82,447	3,033
	Berkshire Hills Bancorp Inc.	117,627	3,015
	B Riley Financial Inc.	45,946	3,011
	Ladder Capital Corp. Class A	262,016	2,990
*	Bancorp Inc.	120,723	2,977
	First Commonwealth Financial Corp.	219,888	2,973
	OceanFirst Financial Corp.	136,434	2,901
	Customers Bancorp Inc.	68,841	2,851
	OFG Bancorp	117,160	2,790
	City Holding Co.	35,641	2,776
	First Busey Corp.	117,050	2,774
*	Enova International Inc.	83,550	2,755
	First BanCorp.	64,893	2,710
	Safety Insurance Group Inc.	33,324	2,710
	Southside Bancshares Inc.	71,845	2,708
	Employers Holdings Inc.	65,643	2,703
*	StoneX Group Inc.	38,618	2,691

13

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	Dime Community Bancshares Inc.	80,859	2,668
	S&T Bancorp Inc.	89,348	2,663
	Brookline Bancorp Inc.	176,900	2,648
	Tompkins Financial Corp.	32,926	2,621
	Premier Financial Corp.	85,323	2,594
	National Bank Holdings Corp. Class A	68,035	2,551
	AMERISAFE Inc.	44,161	2,541
	TriCo Bancshares	63,571	2,514
	ConnectOne Bancorp Inc.	85,981	2,460
	Stock Yards Bancorp Inc.	47,499	2,450
	BancFirst Corp.	39,679	2,244
	Meridian Bancorp Inc.	107,831	2,241
	First Foundation Inc.	91,705	2,204
*	eHealth Inc.	56,341	2,178
	Cowen Inc. Class A	59,850	2,157
	Kearny Financial Corp.	168,317	2,136
	German American Bancorp Inc.	56,962	2,128
	Washington Trust Bancorp Inc.	39,568	2,107
	Origin Bancorp Inc.	50,999	2,099
	Heritage Financial Corp.	81,391	2,071
	State Auto Financial Corp.	40,740	2,061
	Federal Agricultural Mortgage Corp. Class C	20,994	2,055
	Ready Capital Corp.	133,640	2,046
	Preferred Bank	31,866	2,036
	WisdomTree Investments Inc.	318,567	2,010
*	SiriusPoint Ltd.	203,648	1,998
	HomeStreet Inc.	47,929	1,958
	BrightSpire Capital Inc. Class A	194,609	1,950
*	World Acceptance Corp.	10,148	1,927
	Lakeland Bancorp Inc.	113,077	1,909
	First Bancorp Inc. (XNMS)	46,674	1,891
	Banc of California Inc.	103,925	1,868
	1st Source Corp.	39,530	1,858
	Bryn Mawr Bank Corp.	45,381	1,852
	QCR Holdings Inc.	35,445	1,841
*	Blucora Inc.	111,460	1,829
	Univest Financial Corp.	66,278	1,795
[1]	Invesco Mortgage Capital Inc.	572,656	1,787
	Northfield Bancorp Inc.	104,936	1,773
	ARMOUR Residential REIT Inc.	162,619	1,766
	Ellington Financial Inc.	94,851	1,757
	Horizon Bancorp Inc.	98,343	1,755
	TPG RE Finance Trust Inc.	137,718	1,735
	Granite Point Mortgage Trust Inc.	125,573	1,728
	Altabancorp	41,448	1,721
*	Columbia Financial Inc.	92,149	1,661
	Harborone Bancorp Inc.	116,646	1,648
	Allegiance Bancshares Inc.	43,867	1,631
*	MoneyGram International Inc.	179,019	1,609
	Central Pacific Financial Corp.	63,411	1,605
	Camden National Corp.	34,048	1,589
	KKR Real Estate Finance Trust Inc.	74,366	1,586
*	Nicolet Bankshares Inc.	20,555	1,571
	First Mid Bancshares Inc.	38,259	1,565
		Shares	Market Value• ($000)
	Flushing Financial Corp.	67,832	1,555
	Heritage Commerce Corp.	134,212	1,513
	Capstead Mortgage Corp.	218,577	1,506
	Community Trust Bancorp Inc.	35,718	1,488
*	Ambac Financial Group Inc.	104,501	1,472
	HCI Group Inc.	13,106	1,463
	Byline Bancorp Inc.	58,535	1,440
*	CrossFirst Bankshares Inc.	108,172	1,430
	Sculptor Capital Management Inc. Class A	49,684	1,406
	TrustCo Bank Corp. NY	43,704	1,402
	Peapack-Gladstone Financial Corp.	42,026	1,400
*	Metropolitan Bank Holding Corp.	17,622	1,380
	Hanmi Financial Corp.	69,838	1,346
	Bank of Marin Bancorp	37,044	1,341
*	TriState Capital Holdings Inc.	66,331	1,341
	Cambridge Bancorp	15,625	1,340
	Great Southern Bancorp Inc.	24,234	1,320
	National Western Life Group Inc. Class A	5,906	1,309
	Peoples Bancorp Inc.	41,446	1,295
	Diamond Hill Investment Group Inc.	7,011	1,283
*	Amerant Bancorp Inc. (XNGS)	48,142	1,279
	Midland States Bancorp Inc.	49,973	1,264
	United Fire Group Inc.	48,222	1,252
	Dynex Capital Inc.	69,523	1,235
*	MBIA Inc.	110,137	1,232
	First Community Bankshares Inc.	39,323	1,228
	Banco Latinoamericano de Comercio Exterior SA Class E	71,274	1,216
*	Oportun Financial Corp.	47,896	1,209
	CBTX Inc.	42,508	1,157
	Arrow Financial Corp.	31,106	1,146
	Financial Institutions Inc.	35,937	1,141
	First Financial Corp.	27,994	1,132
	Mercantile Bank Corp.	36,243	1,131
	Regional Management Corp.	19,021	1,130
	West BanCorp. Inc	36,724	1,123
	First of Long Island Corp.	52,723	1,118
*	Assetmark Financial Holdings Inc.	41,488	1,115
	Republic Bancorp Inc. Class A	22,209	1,113
	Bank First Corp.	15,414	1,094
*	Atlantic Capital Bancshares Inc.	45,091	1,093
[1]	Orchid Island Capital Inc.	217,474	1,092
	Hingham Institution for Savings	3,322	1,078
	Business First Bancshares Inc.	44,544	1,065
	Alerus Financial Corp.	34,796	1,039
	Reliant Bancorp Inc.	35,084	1,017

14

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	Waterstone Financial Inc.	49,817	1,010
*	Equity Bancshares Inc. Class A	31,382	1,007
	Independent Bank Corp.	47,942	1,004
	Capstar Financial Holdings Inc.	47,106	991
	Oppenheimer Holdings Inc. Class A	21,167	986
	HomeTrust Bancshares Inc.	35,015	974
	MidWestOne Financial Group Inc.	33,187	974
	Farmers National Banc Corp.	59,704	931
	Bar Harbor Bankshares	33,755	925
	Metrocity Bankshares Inc.	44,128	914
	CNB Financial Corp.	36,897	907
	Citizens & Northern Corp.	35,669	895
	MVB Financial Corp.	22,631	895
	Universal Insurance Holdings Inc.	62,352	888
*	Southern First Bancshares Inc.	17,202	877
	RBB Bancorp	32,691	841
	Civista Bancshares Inc.	35,707	840
	Merchants Bancorp	22,787	836
	GCM Grosvenor Inc. Class A	75,060	835
	American National Bankshares Inc.	24,285	830
	Primis Financial Corp.	55,211	828
	Sierra Bancorp	32,320	822
	Southern Missouri Bancorp Inc.	17,759	801
	SmartFinancial Inc.	31,918	797
	Curo Group Holdings Corp.	48,293	791
*	Bridgewater Bancshares Inc.	48,235	789
*	EZCorp. Inc. Class A	113,351	781
	Peoples Financial Services Corp.	16,298	751
	Old Second Bancorp Inc.	63,546	747
*	Carter Bankshares Inc.	59,505	725
	Enterprise Bancorp Inc.	21,215	716
	Capital City Bank Group Inc.	30,741	713
	Century Bancorp Inc. Class A	6,222	711
	First Bancorp Inc. (XNGS)	23,778	706
	Blue Ridge Bankshares Inc.	39,647	704
	Great Ajax Corp.	49,375	698
	Spirit of Texas Bancshares Inc.	29,468	697
*	Citizens Inc. Class A	114,506	684
	Home Bancorp Inc.	17,609	659
*	Coastal Financial Corp.	21,980	646
	First Internet Bancorp	21,281	632
	Guaranty Bancshares Inc.	18,356	630
	Summit Financial Group Inc.	26,216	628
*	Howard Bancorp Inc.	30,614	609
	Mid Penn Bancorp Inc.	22,765	605
	Orrstown Financial Services Inc.	24,855	593
	Northrim BanCorp Inc.	14,066	590
	Provident Bancorp Inc.	36,142	587
		Shares	Market Value• ($000)
	FS Bancorp Inc.	17,006	581
	Investors Title Co.	2,999	575
	PCSB Financial Corp.	31,008	565
	South Plains Financial Inc.	24,313	564
*	Greenlight Capital Re Ltd. Class A	62,682	528
	Red River Bancshares Inc.	10,522	528
*	Ocwen Financial Corp.	18,638	527
	Premier Financial Bancorp Inc.	29,155	525
	Tiptree Inc.	51,947	525
	Donegal Group Inc. Class A	33,336	502
*	Maiden Holdings Ltd.	159,420	499
	Greenhill & Co. Inc.	33,706	497
	Amalgamated Financial Corp.	31,890	496
	Fidelity D&D Bancorp Inc.	9,176	495
	Macatawa Bank Corp.	60,227	494
*	Ryan Specialty Group Holdings Inc. Class A	14,936	492
	Independence Holding Co.	9,695	485
	First Bank	35,792	477
	Luther Burbank Corp.	35,833	465
*	Finance of America Cos. Inc. Class A	76,832	423
	Heritage Insurance Holdings Inc.	60,302	422
	Pzena Investment Management Inc. Class A	38,706	422
	Capital Bancorp Inc.	17,803	422
*	Trean Insurance Group Inc.	40,696	415
	Marlin Business Services Corp.	18,528	412
*	NI Holdings Inc.	19,840	387
	Crawford & Co. Class A	37,136	370
	AFC Gamma Inc.	16,897	360
	HBT Financial Inc.	21,802	356
*	Republic First Bancorp Inc.	101,253	338
*,1	MetroMile Inc.	84,237	337
	GAMCO Investors Inc. Class A	11,983	327
*	Pioneer Bancorp Inc.	26,618	327
	Five Star Bancorp	12,121	289
*	Velocity Financial LLC	19,869	256
	United Insurance Holdings Corp.	45,214	172
	Associated Capital Group Inc. Class A	3,948	146
	Angel Oak Mortgage Inc.	7,606	136
	Value Line Inc.	2,321	85
	Home Point Capital Inc.	17,848	71
*	U.S. Century Bank Class A	1,466	19
			1,032,244
Health Care (19.9%)
*	Intellia Therapeutics Inc.	155,976	25,039
*	Tenet Healthcare Corp.	244,449	18,419
*	STAAR Surgical Co.	108,237	16,719
*	Shockwave Medical Inc.	77,677	16,639
*	Biohaven Pharmaceutical Holding Co. Ltd.	124,381	16,324
*	Arrowhead Pharmaceuticals Inc.	233,352	15,663

15

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Omnicell Inc.	99,030	15,376
*	Pacific Biosciences of California Inc.	447,647	14,016
*	Inspire Medical Systems Inc.	61,915	13,842
*	Invitae Corp.	461,322	13,669
*	Halozyme Therapeutics Inc.	324,360	13,620
*	Fate Therapeutics Inc.	184,576	13,520
*	LHC Group Inc.	70,294	13,128
*	NeoGenomics Inc.	260,988	12,689
*	Blueprint Medicines Corp.	134,704	12,564
*	Bridgebio Pharma Inc.	247,773	12,416
*	Twist Bioscience Corp.	108,694	12,305
*	Medpace Holdings Inc.	66,733	12,169
*	HealthEquity Inc.	188,291	12,083
*	Beam Therapeutics Inc.	108,150	11,996
*	Alkermes plc	369,262	11,543
*	Denali Therapeutics Inc.	209,440	11,142
*	Neogen Corp.	247,673	10,843
*	Livanova plc	121,502	10,047
*	Editas Medicine Inc. Class A	157,436	10,011
	Ensign Group Inc.	120,941	9,877
*	Apellis Pharmaceuticals Inc.	149,527	9,846
*	Nevro Corp.	79,636	9,716
	Select Medical Holdings Corp.	254,306	8,791
	CONMED Corp.	66,814	8,775
*	Arvinas Inc.	100,486	8,663
*	Merit Medical Systems Inc.	118,118	8,477
*	CareDx Inc.	115,205	8,442
*	Turning Point Therapeutics Inc.	105,879	8,155
*	Progyny Inc.	145,215	8,113
*	TG Therapeutics Inc.	295,138	7,989
*	Option Care Health Inc.	296,459	7,930
*	AtriCure Inc.	103,121	7,592
*	Veracyte Inc.	155,329	7,473
*	Integer Holdings Corp.	75,601	7,469
*	Arena Pharmaceuticals Inc.	140,848	7,454
*	NuVasive Inc.	119,186	7,406
*	Haemonetics Corp.	116,132	7,287
*	Kodiak Sciences Inc.	77,111	7,262
*	Axonics Inc.	95,834	7,186
*	Allakos Inc.	80,476	7,175
*	Vir Biotechnology Inc.	138,397	7,133
*	Emergent BioSolutions Inc.	112,806	7,116
*	Inovalon Holdings Inc. Class A	173,867	7,102
*	PTC Therapeutics Inc.	159,943	6,982
*	Amicus Therapeutics Inc.	605,578	6,898
*	Reata Pharmaceuticals Inc. Class A	63,213	6,733
*	Insmed Inc.	237,791	6,668
*	Prestige Consumer Healthcare Inc.	115,295	6,617
*	1Life Healthcare Inc.	268,441	6,579
*	BioCryst Pharmaceuticals Inc.	409,330	6,517
*	Inari Medical Inc.	78,248	6,405
*	Apollo Medical Holdings Inc.	83,506	6,339
		Shares	Market Value• ($000)
*	Agios Pharmaceuticals Inc.	141,855	6,338
*	Myriad Genetics Inc.	176,258	6,307
*	Phreesia Inc.	87,762	6,279
	Owens & Minor Inc.	166,993	6,225
*	Glaukos Corp.	103,472	6,170
*	NanoString Technologies Inc.	104,454	6,079
*	Karuna Therapeutics Inc.	51,126	6,079
	Patterson Cos. Inc.	197,256	6,044
*	R1 RCM Inc.	302,916	5,974
*	Pacira BioSciences Inc.	100,504	5,959
*	Cytokinetics Inc.	178,678	5,891
*	Heska Corp.	22,053	5,851
*	Vericel Corp.	107,044	5,799
*	Translate Bio Inc.	154,314	5,771
*,1	Sorrento Therapeutics Inc.	627,758	5,650
*	ModivCare Inc.	28,623	5,646
*	MEDNAX Inc.	175,235	5,627
*	Health Catalyst Inc.	102,950	5,622
*	Multiplan Corp.	918,912	5,513
*	Accolade Inc.	115,888	5,491
*	Intra-Cellular Therapies Inc.	162,772	5,404
*	Prothena Corp. plc	78,504	5,269
*	Zentalis Pharmaceuticals Inc.	76,573	5,222
*	Outset Medical Inc.	105,345	5,192
*	Magellan Health Inc.	54,576	5,164
*	SpringWorks Therapeutics Inc.	67,233	5,049
*,1	Cassava Sciences Inc.	88,075	5,007
*	Dynavax Technologies Corp.	248,217	4,830
*	ACADIA Pharmaceuticals Inc.	275,703	4,828
*	American Well Corp. Class A	448,308	4,801
*	Celldex Therapeutics Inc.	90,276	4,753
*	Corcept Therapeutics Inc.	222,633	4,738
*	Silk Road Medical Inc.	78,146	4,632
*	Protagonist Therapeutics Inc.	95,196	4,617
*	Ligand Pharmaceuticals Inc.	34,660	4,586
	Healthcare Services Group Inc.	172,623	4,516
*	Cortexyme Inc.	45,932	4,423
*	Atea Pharmaceuticals Inc.	148,706	4,420
*	Xencor Inc.	130,290	4,413
*	Evolent Health Inc. Class A	178,474	4,383
*	Ironwood Pharmaceuticals Inc. Class A	334,469	4,382
*	AdaptHealth Corp. Class A	181,476	4,363
*	Revance Therapeutics Inc.	161,724	4,331
*	Relay Therapeutics Inc.	134,829	4,319
*	Fulgent Genetics Inc.	46,773	4,268
*	Ortho Clinical Diagnostics Holdings plc Class H	203,744	4,165
*	Kymera Therapeutics Inc.	66,559	4,136
*,1	Inovio Pharmaceuticals Inc.	476,263	4,115
*	Lantheus Holdings Inc.	155,063	4,089
*	REVOLUTION Medicines Inc.	136,840	3,981

16

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Global Blood Therapeutics Inc.	137,853	3,955
*	Berkeley Lights Inc.	110,415	3,926
*	Trillium Therapeutics Inc.	225,283	3,882
*,1	Senseonics Holdings Inc.	956,343	3,835
*	MiMedx Group Inc.	256,232	3,782
*,1	Bionano Genomics Inc.	647,600	3,776
*	Castle Biosciences Inc.	49,059	3,764
*	Codexis Inc.	138,771	3,750
*	Allogene Therapeutics Inc.	156,777	3,739
*	Avanos Medical Inc.	110,777	3,656
*	Quanterix Corp.	71,053	3,627
*	Surgery Partners Inc.	73,029	3,593
*	Alector Inc.	132,654	3,586
*	Community Health Systems Inc.	286,114	3,522
*	OPKO Health Inc.	905,570	3,495
	U.S. Physical Therapy Inc.	29,441	3,456
*	Avid Bioservices Inc.	139,191	3,374
*	CorVel Corp.	20,341	3,352
*	BioLife Solutions Inc.	56,218	3,281
*	Dicerna Pharmaceuticals Inc.	158,581	3,264
*	iRhythm Technologies Inc.	67,995	3,250
*	RadNet Inc.	103,209	3,242
*	Cardiovascular Systems Inc.	90,481	3,238
*,1	Ocugen Inc.	425,139	3,227
*	Joint Corp.	31,532	3,222
*	MacroGenics Inc.	136,144	3,214
*	Addus HomeCare Corp.	35,436	3,186
*	C4 Therapeutics Inc.	79,324	3,183
*	Rocket Pharmaceuticals Inc.	91,595	3,133
*	Supernus Pharmaceuticals Inc.	113,133	3,115
*	Brookdale Senior Living Inc.	426,195	3,111
*	Arcus Biosciences Inc.	104,368	3,044
*	Morphic Holding Inc.	47,762	3,009
*	REGENXBIO Inc.	91,092	2,942
*	Travere Thrapeutics Inc.	133,936	2,924
*	Deciphera Pharmaceuticals Inc.	90,898	2,863
*	ALX Oncology Holdings Inc.	40,835	2,858
*	Atara Biotherapeutics Inc.	190,516	2,854
*	Bluebird Bio Inc.	155,670	2,849
*	Agenus Inc.	454,822	2,806
*	Anavex Life Sciences Corp.	142,900	2,785
*	MannKind Corp.	568,670	2,730
*	ImmunoGen Inc.	450,262	2,724
*	Kura Oncology Inc.	146,412	2,703
*	Sangamo Therapeutics Inc.	270,895	2,685
*	Arcturus Therapeutics Holdings Inc.	48,672	2,668
*	Inogen Inc.	44,995	2,663
*	Varex Imaging Corp.	88,430	2,580
*	Cerevel Therapeutics Holdings Inc.	81,434	2,578
*	OptimizeRx Corp.	38,797	2,568
*	Enanta Pharmaceuticals Inc.	44,283	2,533
*	Generation Bio Co.	101,005	2,525
*	Scholar Rock Holding Corp.	63,735	2,519
		Shares	Market Value• ($000)
*	Cerus Corp.	386,268	2,491
*	Heron Therapeutics Inc.	212,983	2,486
*	Y-mAbs Therapeutics Inc.	80,544	2,479
*,1	Vaxart Inc.	275,843	2,469
*	AngioDynamics Inc.	85,408	2,417
*	Vaxcyte Inc.	91,729	2,406
*	Krystal Biotech Inc.	41,336	2,395
*	Pulmonx Corp.	58,648	2,357
*	Coherus Biosciences Inc.	147,372	2,355
*	Tivity Health Inc.	101,281	2,355
	LeMaitre Vascular Inc.	41,418	2,345
*	Nurix Therapeutics Inc.	71,861	2,313
*	FibroGen Inc.	198,389	2,307
*	Alphatec Holdings Inc.	158,591	2,296
*	CryoLife Inc.	87,313	2,291
*,1	Omeros Corp.	139,426	2,273
	Atrion Corp.	3,262	2,264
*	Rubius Therapeutics Inc.	103,827	2,255
*	OrthoPediatrics Corp.	31,919	2,238
*	Innoviva Inc.	146,088	2,229
*	IVERIC bio Inc.	209,242	2,212
*	Mersana Therapeutics Inc.	158,384	2,206
*	Kadmon Holdings Inc.	397,678	2,179
*	Sutro Biopharma Inc.	100,159	2,175
*	Madrigal Pharmaceuticals Inc.	26,228	2,170
*	Mind Medicine Mindmed Inc.	743,104	2,148
	National HealthCare Corp.	29,017	2,143
*	Vanda Pharmaceuticals Inc.	126,240	2,113
*	Intersect ENT Inc.	76,903	2,093
*	Hanger Inc.	86,334	2,062
*	Natus Medical Inc.	77,702	2,061
*	Dermtech Inc.	54,451	2,026
*	Cutera Inc.	40,509	2,015
*	Meridian Bioscience Inc.	98,211	1,988
*	Crinetics Pharmaceuticals Inc.	83,710	1,973
*	NextGen Healthcare Inc.	128,987	1,968
*	ChemoCentryx Inc.	124,446	1,967
*	Tactile Systems Technology Inc.	44,231	1,967
*	Replimune Group Inc.	61,449	1,952
*	TransMedics Group Inc.	59,710	1,951
*	Zogenix Inc.	129,387	1,916
*	ViewRay Inc.	313,266	1,892
*	Affimed NV	267,518	1,883
*	Surmodics Inc.	31,162	1,872
*	Kronos Bio Inc.	89,474	1,871
*	Ocular Therapeutix Inc.	176,694	1,866
*	Triple-S Management Corp. Class B	52,517	1,864
*	Orthofix Medical Inc.	43,722	1,854
*	Inhibrx Inc.	64,461	1,838
*	PMV Pharmaceuticals Inc.	60,193	1,827
*	Syndax Pharmaceuticals Inc.	103,987	1,819
*	SI-BONE Inc.	74,133	1,810
*	Pennant Group Inc.	59,201	1,810
*	OraSure Technologies Inc.	164,248	1,799
*	Forma Therapeutics Holdings Inc.	74,306	1,786
*	HealthStream Inc.	58,398	1,775
*	Curis Inc.	198,587	1,757
*	Harmony Biosciences Holdings Inc.	51,696	1,752

17

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	ImmunityBio Inc.	153,789	1,750
	National Research Corp.	32,221	1,740
*	Personalis Inc.	81,903	1,735
*	Applied Molecular Transport Inc.	56,725	1,706
*,1	Humanigen Inc.	102,770	1,704
*	Amphastar Pharmaceuticals Inc.	85,630	1,683
*	Collegium Pharmaceutical Inc.	81,086	1,665
*	Phathom Pharmaceuticals Inc.	46,694	1,662
*	Axsome Therapeutics Inc.	64,071	1,645
*	Cara Therapeutics Inc.	102,491	1,617
*	Tabula Rasa HealthCare Inc.	51,634	1,617
*	Aclaris Therapeutics Inc.	99,523	1,613
*,1	BeyondSpring Inc.	51,310	1,607
*	Avidity Biosciences Inc.	69,348	1,584
*	PetIQ Inc. Class A	60,831	1,579
*	NGM Biopharmaceuticals Inc.	72,245	1,577
*,1	VBI Vaccines Inc.	427,326	1,543
*	Fulcrum Therapeutics Inc.	50,867	1,511
*	Ideaya Biosciences Inc.	64,277	1,511
*	Antares Pharma Inc.	383,015	1,509
*	ORIC Pharmaceuticals Inc.	67,876	1,499
*	Axogen Inc.	87,411	1,491
*	Organogenesis Holdings Inc. Class A	87,397	1,491
*	Radius Health Inc.	107,436	1,489
*	Rigel Pharmaceuticals Inc.	391,943	1,489
*	Sana Biotechnology Inc.	61,802	1,483
*	Vapotherm Inc.	52,625	1,455
*	Aerie Pharmaceuticals Inc.	96,955	1,446
*	Eagle Pharmaceuticals Inc.	26,819	1,431
*	Anika Therapeutics Inc.	33,072	1,426
*	Gossamer Bio Inc.	143,137	1,423
*	Akero Therapeutics Inc.	59,117	1,403
*	Seer Inc. Class A	35,020	1,400
*	Precision BioSciences Inc.	108,848	1,368
*	G1 Therapeutics Inc.	90,422	1,367
*	Rapt Therapeutics Inc.	41,337	1,352
*	Privia Health Group Inc.	45,188	1,347
*	Arcutis Biotherapeutics Inc.	63,374	1,342
*	VistaGen Therapeutics Inc.	438,853	1,334
*	IGM Biosciences Inc.	18,635	1,327
*	iTeos Therapeutics Inc.	46,765	1,326
*,1	Precigen Inc.	217,757	1,317
*	Rhythm Pharmaceuticals Inc.	101,175	1,316
*	Allovir Inc.	67,845	1,306
*	Amneal Pharmaceuticals Inc.	228,683	1,290
*	Shattuck Labs Inc.	60,866	1,286
*	Fluidigm Corp.	171,943	1,240
*	Catalyst Pharmaceuticals Inc.	222,532	1,226
*	Recursion Pharmaceuticals Inc. Class A	48,396	1,221
*	SeaSpine Holdings Corp.	72,709	1,220
*	Endo International plc	526,796	1,206
		Shares	Market Value• ($000)
*	Keros Therapeutics Inc.	35,821	1,205
*	PAVmed Inc.	164,916	1,204
*,1	Oramed Pharmaceuticals Inc.	61,141	1,203
*	Chimerix Inc.	167,492	1,189
*	Albireo Pharma Inc.	38,731	1,183
*	Asensus Surgical Inc.	536,943	1,181
*	TCR2 Therapeutics Inc.	70,389	1,180
*	Annexon Inc.	71,584	1,170
*	Dyne Therapeutics Inc.	68,902	1,167
*	Computer Programs and Systems Inc.	32,671	1,162
*	BioAtla Inc.	28,069	1,153
*	Stoke Therapeutics Inc.	43,955	1,151
	Phibro Animal Health Corp. Class A	47,055	1,143
*	AnaptysBio Inc.	44,324	1,135
*	UFP Technologies Inc.	15,994	1,119
*	Altimmune Inc.	74,379	1,115
*	Praxis Precision Medicines Inc.	56,106	1,115
*	Avita Medical Inc.	54,650	1,104
*	Agiliti Inc.	51,742	1,104
*,1	Clovis Oncology Inc.	228,390	1,101
*	Akebia Therapeutics Inc.	366,537	1,078
*	Spero Therapeutics Inc.	55,704	1,072
*	Alignment Healthcare Inc.	60,377	1,067
*	Epizyme Inc.	206,044	1,063
*	Aldeyra Therapeutics Inc.	111,296	1,056
*	Nkarta Inc.	32,449	1,049
*	Verastem Inc.	395,384	1,048
*	Marinus Pharmaceuticals Inc.	84,622	1,046
*	Viking Therapeutics Inc.	158,026	1,045
*	Bioxcel Therapeutics Inc.	35,199	1,037
*	Seres Therapeutics Inc.	161,627	1,036
*	Passage Bio Inc.	84,906	1,021
*,1	Atossa Therapeutics Inc.	268,661	1,021
*	Theravance Biopharma Inc.	122,394	1,016
*	Taysha Gene Therapies Inc.	51,051	1,015
*	Geron Corp. (XNGS)	697,286	1,011
*	Pliant Therapeutics Inc.	55,011	1,003
*	Chinook Therapeutics Inc.	72,115	978
*	Intercept Pharmaceuticals Inc.	65,021	969
*	Karyopharm Therapeutics Inc.	165,066	957
*,1	CEL-SCI Corp.	81,332	942
*	KalVista Pharmaceuticals Inc.	45,475	930
*,1	Butterfly Network Inc.	74,655	923
*	ChromaDex Corp.	107,593	918
*	CytoSorbents Corp.	94,804	907
*	Selecta Biosciences Inc.	204,792	889
*	Prelude Therapeutics Inc.	24,906	889
*	Eargo Inc.	44,396	888
*	Provention Bio Inc.	129,018	866
*	Accuray Inc.	212,293	864
*	MeiraGTx Holdings plc	68,392	856
*	Cullinan Oncology Inc.	30,276	854
*	Gritstone bio Inc.	92,667	853
*	Kiniksa Pharmaceuticals Ltd. Class A	67,626	851
*	Apyx Medical Corp.	71,613	846
*	Spectrum Pharmaceuticals Inc.	359,773	845

18

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Aveanna Healthcare Holdings Inc.	88,779	838
*	BioDelivery Sciences International Inc.	215,567	832
*,1	Pulse Biosciences Inc.	32,082	831
*	Olema Pharmaceuticals Inc.	27,695	829
*	Relmada Therapeutics Inc.	34,319	821
*	Cue Biopharma Inc.	68,392	820
*	Sientra Inc.	133,335	811
*	ClearPoint Neuro Inc.	42,997	811
*	Stereotaxis Inc.	113,862	804
*	Evelo Biosciences Inc.	69,556	791
*	UroGen Pharma Ltd.	44,759	789
*	Evolus Inc.	74,144	786
*	Athira Pharma Inc.	74,161	785
*	ZIOPHARM Oncology Inc.	480,759	784
*,1	Esperion Therapeutics Inc.	60,165	783
*	Athersys Inc.	461,235	775
*	Inotiv Inc.	29,757	775
*	CytomX Therapeutics Inc.	151,056	773
*	Viracta Therapeutics Inc.	83,307	768
*	Forte Biosciences Inc.	26,045	766
*	Instil Bio Inc.	39,831	751
*	Nuvation Bio Inc.	81,250	750
*	Immunovant Inc.	86,171	746
*	SIGA Technologies Inc.	113,644	742
*	Lexicon Pharmaceuticals Inc.	155,706	735
*	Aligos Therapeutics Inc.	42,882	731
*	Harvard Bioscience Inc.	88,258	729
*	Athenex Inc.	198,283	724
*	Durect Corp.	519,221	722
*	Misonix Inc.	28,271	718
*	Ampio Pharmaceuticals Inc.	436,715	716
	Utah Medical Products Inc.	8,023	711
*,1	Infinity Pharmaceuticals Inc.	200,845	711
*	Cogent Biosciences Inc.	85,135	705
*	Lineage Cell Therapeutics Inc.	278,304	701
*	Syros Pharmaceuticals Inc.	132,062	700
*	MEI Pharma Inc.	248,625	696
*	4D Molecular Therapeutics Inc.	22,750	695
*	SQZ Biotechnologies Co.	52,041	692
*	Homology Medicines Inc.	96,151	691
*	Kinnate Biopharma Inc.	30,932	684
*	ANI Pharmaceuticals Inc.	22,468	681
*	Flexion Therapeutics Inc.	112,597	673
*	Aeglea BioTherapeutics Inc.	92,691	672
*	Neoleukin Therapeutics Inc.	81,849	667
*	Oncocyte Corp.	162,426	666
*,1	TherapeuticsMD Inc.	829,009	659
*	Brooklyn ImmunoTherapeutics Inc.	54,529	658
*	Invacare Corp.	77,335	654
*	Akouos Inc.	54,891	653
*	Silverback Therapeutics Inc.	29,295	644
*	Applied Therapeutics Inc.	40,826	641
		Shares	Market Value• ($000)
*	Aspira Women's Health Inc.	166,929	636
*	9 Meters Biopharma Inc.	487,941	634
*	Innovage Holding Corp.	42,059	632
*	Cymabay Therapeutics Inc.	159,087	630
*	iBio Inc.	495,648	629
*	Treace Medical Concepts Inc.	24,930	629
*	Codiak Biosciences Inc.	36,015	619
*	iCAD Inc.	51,167	617
*	Apria Inc.	17,281	616
*	Arbutus Biopharma Corp.	179,288	615
*	KemPharm Inc.	65,638	610
*	Cardiff Oncology Inc.	83,111	609
*	908 Devices Inc.	16,835	606
*	Kezar Life Sciences Inc.	78,400	597
*	Zynex Inc.	44,390	595
*	Eiger BioPharmaceuticals Inc.	72,920	594
*	InfuSystem Holdings Inc.	41,252	588
*	Citius Pharmaceuticals Inc.	260,640	586
*	Foghorn Therapeutics Inc.	44,887	583
*	Paratek Pharmaceuticals Inc.	104,256	580
*	Poseida Therapeutics Inc.	65,953	570
*	Prometheus Biosciences Inc.	26,086	569
*	Frequency Therapeutics Inc.	73,272	566
*	Quotient Ltd.	183,656	564
*	Puma Biotechnology Inc.	74,416	563
*	CorMedix Inc.	86,944	562
*	Avrobio Inc.	83,324	555
*	Outlook Therapeutics Inc.	200,927	555
*	Molecular Templates Inc.	84,679	552
	XBiotech Inc.	34,284	548
*	WaVe Life Sciences Ltd.	86,226	546
*	Fortress Biotech Inc.	163,180	537
*	EyePoint Pharmaceuticals Inc.	48,425	530
*	Tonix Pharmaceuticals Holding Corp.	749,707	529
*	Black Diamond Therapeutics Inc.	52,066	526
*	Viemed Healthcare Inc.	80,831	518
*,1	Retractable Technologies Inc.	39,653	511
*	Inozyme Pharma Inc.	32,998	509
*	Forian Inc.	41,694	509
*	Tarsus Pharmaceuticals Inc.	19,145	507
*	Castlight Health Inc. Class B	273,985	496
*	Trevena Inc.	375,143	495
*	GT Biopharma Inc.	54,838	488
*	iRadimed Corp.	14,389	486
*	Oncorus Inc.	47,017	486
*	Adverum Biotechnologies Inc.	199,543	485
*	Mustang Bio Inc.	159,549	485
*	Design Therapeutics Inc.	30,775	484
*	Surface Oncology Inc.	76,250	483
*	Bolt Biotherapeutics Inc.	26,664	474
*	Accelerate Diagnostics Inc.	75,515	472
*	Jounce Therapeutics Inc.	75,529	470

19

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Oncternal Therapeutics Inc.	101,603	459
*	Acutus Medical Inc.	35,343	452
*	Soliton Inc.	21,226	446
*	Edgewise Therapeutics Inc.	28,118	445
*	Magenta Therapeutics Inc.	68,663	439
*	XOMA Corp.	13,979	435
*	Clene Inc.	52,714	422
*	89bio Inc.	22,670	420
*	DarioHealth Corp.	30,796	415
*	Summit Therapeutics Inc.	51,474	410
*	Harpoon Therapeutics Inc.	42,760	405
*	Celcuity Inc.	18,241	401
*	Adicet Bio Inc.	48,016	401
*,1	Vor BioPharma Inc.	26,261	386
*	Neuronetics Inc.	57,264	385
*	Seelos Therapeutics Inc.	174,023	383
*	Avalo Therapeutics Inc.	121,807	378
*,1	Kala Pharmaceuticals Inc.	110,989	375
*,1	Sesen Bio Inc.	392,295	372
*	Solid Biosciences Inc.	137,325	372
*,1	Greenwich Lifesciences Inc.	9,220	369
*	Immunic Inc.	35,638	351
*	Atreca Inc. Class A	59,643	350
*	Exagen Inc.	24,752	349
*	Oyster Point Pharma Inc.	25,710	339
*	Verrica Pharmaceuticals Inc.	30,190	338
*	NeuroPace Inc.	15,835	336
*	Doximity Inc. Class A	3,418	314
*	Werewolf Therapeutics Inc.	17,442	310
*	Hookipa Pharma Inc.	44,159	304
*	Rain Therapeutics Inc.	17,175	301
*	Bioventus Inc. Class A	19,705	286
*	Akoya Biosciences Inc.	17,604	281
*	Biomea Fusion Inc.	19,953	278
*	Ardelyx Inc.	194,159	274
*	Kaleido Biosciences Inc.	44,556	274
*	Ikena Oncology Inc.	20,841	268
*	Terns Pharmaceuticals Inc.	19,473	262
*	Talis Biomedical Corp.	32,401	261
*	Alpine Immune Sciences Inc.	26,684	254
*	SOC Telemed Inc. Class A	93,873	254
*	Biodesix Inc.	28,015	253
*	Gemini Therapeutics Inc.	50,351	248
*,1	Finch Therapeutics Group Inc.	17,174	243
*	Ontrak Inc.	19,668	238
*	Talaris Therapeutics Inc.	20,498	238
*	Impel Neuropharma Inc.	12,261	233
*	NexImmune Inc.	15,465	218
*	Landos Biopharma Inc.	15,239	202
*	Sensei Biotherapeutics Inc.	16,905	182
*	Verve Therapeutics Inc.	2,589	181
*	Vincerx Pharma Inc.	10,942	172
*	Portage Biotech Inc.	8,373	170
*	Adagio Therapeutics Inc.	4,903	166
*	Reneo Pharmaceuticals Inc.	14,536	161
*	Nuvalent Inc. Class A	4,296	157
*	Spruce Biosciences Inc.	19,370	149
		Shares	Market Value• ($000)
*	Eliem Therapeutics Inc.	5,803	149
*	Monte Rosa Therapeutics Inc.	4,046	144
*	Angion Biomedica Corp.	12,709	140
*	Mirum Pharmaceuticals Inc.	8,361	136
*	NantHealth Inc.	59,184	130
*	Bright Health Group Inc.	13,676	127
*	Immuneering Corp. Class A	4,716	115
*	Caribou Biosciences Inc.	4,156	113
*	Sigilon Therapeutics Inc.	18,536	110
*	Tenaya Therapeutics Inc.	4,879	99
*	RxSight Inc.	6,203	95
*	Day One Biopharmaceuticals Inc.	3,221	90
*	Cytek Biosciences Inc.	3,474	79
*	Convey Holding Parent Inc.	7,958	72
*	Lyell Immunopharma Inc.	4,545	72
*	Icosavax Inc.	1,551	59
*	Omega Therapeutics Inc.	3,231	59
*,1	Rani Therapeutics Holdings Inc. Class A	3,007	55
*	Cyteir Therapeutics Inc.	2,810	54
*	Sight Sciences Inc.	1,663	47
*	Alpha Teknova Inc.	2,427	46
*	TScan Therapeutics Inc.	5,190	46
*	Imago Biosciences Inc.	1,669	44
*	Sera Prognostics Inc. Class A	4,164	41
*	Janux Therapeutics Inc.	1,161	40
*	Erasca Inc.	1,625	39
*	CVRx Inc.	2,001	38
*	LifeStance Health Group Inc.	2,268	34
*	Candel Therapeutics Inc.	4,196	34
*	In8bio Inc.	4,877	33
*	Vera Therapeutics Inc.	2,022	30
*	Century Therapeutics Inc.	1,206	30
*,2	Alder Biopharmaceuticals Inc. CVR	32,046	28
*,1,2	Tobira Therapeutics Inc. CVR	6,201	28
*	Elevation Oncology Inc.	2,413	28
*	Absci Corp.	1,492	28
*	Rallybio Corp.	2,092	28
*	Singular Genomics Systems Inc.	1,612	27
*	Codex DNA Inc.	2,011	26
*	Graphite Bio Inc.	1,214	24
*	Rapid Micro Biosystems Inc. Class A	1,249	24
*	Aerovate Therapeutics Inc.	304	5
*,2	PDL BioPharma Inc.	712	2
*,2	Synergy Pharmaceuticals Inc.	224,815	—
*,2	Progenics Pharmaceuticals Inc. CVR	110,304	—
*,2	Achillion Pharma CVR Alexion Pharmaceuticals Inc.	1,085	—
			1,364,393
Industrials (14.9%)
	Tetra Tech Inc.	124,130	17,855
	Rexnord Corp.	276,097	16,776
*	Chart Industries Inc.	84,080	15,839

20

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	EMCOR Group Inc.	124,473	15,123
*	Saia Inc.	61,073	14,665
	Exponent Inc.	119,530	13,973
*	ASGN Inc.	119,627	13,421
*	WillScot Mobile Mini Holdings Corp.	430,136	12,732
*	AMN Healthcare Services Inc.	108,500	12,317
	Maximus Inc.	141,129	12,291
*	WESCO International Inc.	102,489	11,993
	Simpson Manufacturing Co. Inc.	100,241	11,342
	Watts Water Technologies Inc. Class A	63,295	10,860
*	Resideo Technologies Inc.	332,844	10,731
	John Bean Technologies Corp.	72,252	10,541
*	Atkore Inc.	108,176	10,035
*,3	API Group Corp.	415,316	9,631
*	ExlService Holdings Inc.	75,581	9,307
	Insperity Inc.	83,631	9,228
*	Summit Materials Inc. Class A	269,950	9,089
	Franklin Electric Co. Inc.	106,672	9,065
	Brink's Co.	112,016	8,755
*	ACI Worldwide Inc.	271,554	8,752
*	Itron Inc.	104,154	8,750
	Altra Industrial Motion Corp.	149,175	8,736
	Korn Ferry	122,890	8,687
*	TriNet Group Inc.	93,299	8,591
	Triton International Ltd.	153,688	8,410
	EnerSys	98,703	8,349
	HB Fuller Co.	119,966	8,106
	Terex Corp.	157,555	8,043
	Hillenbrand Inc.	173,022	8,032
	UniFirst Corp.	34,686	7,946
	Applied Industrial Technologies Inc.	89,320	7,933
	Matson Inc.	98,890	7,829
	SPX FLOW Inc.	97,015	7,813
	ABM Industries Inc.	155,137	7,682
*	Herc Holdings Inc.	57,454	7,552
	GATX Corp.	81,289	7,453
	Badger Meter Inc.	67,222	7,199
	Kennametal Inc.	192,457	7,156
	Aerojet Rocketdyne Holdings Inc.	172,234	7,151
*	Welbilt Inc.	300,912	7,041
*	Kratos Defense & Security Solutions Inc.	282,492	6,983
*	Bloom Energy Corp. Class A	320,601	6,867
	Werner Enterprises Inc.	144,172	6,799
	Macquarie Infrastructure Corp.	170,246	6,784
	Installed Building Products Inc.	54,606	6,781
*	Masonite International Corp.	56,483	6,760
*	Beacon Roofing Supply Inc.	128,401	6,610
	AAON Inc.	96,493	6,572
	EVERTEC Inc.	139,399	6,447
*	Green Dot Corp. Class A	123,089	6,430
*	SPX Corp.	100,903	6,304
	Comfort Systems USA Inc.	82,046	6,234
		Shares	Market Value• ($000)
	Helios Technologies Inc.	74,442	6,076
	Mueller Water Products Inc. Class A	362,372	6,023
*	Vicor Corp.	48,582	5,994
*	CryoPort Inc.	93,377	5,936
	Belden Inc.	101,866	5,832
	Trinity Industries Inc.	199,788	5,800
	Brady Corp. Class A	108,587	5,791
*	Gibraltar Industries Inc.	75,519	5,638
	Federal Signal Corp.	138,660	5,634
	Albany International Corp. Class A	70,842	5,549
	Kadant Inc.	26,516	5,545
	Forward Air Corp.	62,607	5,520
*	O-I Glass Inc.	363,626	5,502
*	Fluor Corp.	327,049	5,449
*	Hub Group Inc. Class A	76,233	5,352
*	JELD-WEN Holding Inc.	193,333	5,324
	ESCO Technologies Inc.	58,876	5,306
	Moog Inc. Class A	66,716	5,300
*	AeroVironment Inc.	51,767	5,299
	Maxar Technologies Inc.	165,149	5,250
*	Allegheny Technologies Inc.	293,278	5,238
	Otter Tail Corp.	94,752	5,199
	Barnes Group Inc.	108,963	5,194
*	Dycom Industries Inc.	68,824	5,185
	ManTech International Corp. Class A	63,102	4,996
*	GMS Inc.	98,402	4,862
*	Atlas Air Worldwide Holdings Inc.	66,281	4,850
*,1	Nikola Corp.	461,744	4,816
*	Raven Industries Inc.	82,098	4,790
*	Verra Mobility Corp. Class A	308,752	4,789
*	Proto Labs Inc.	63,978	4,745
	TTEC Holdings Inc.	42,550	4,487
	Granite Construction Inc.	105,370	4,272
	Patrick Industries Inc.	52,333	4,271
	CSW Industrials Inc.	31,467	4,178
	Lindsay Corp.	25,085	4,133
*	Repay Holdings Corp. Class A	177,293	4,080
	EnPro Industries Inc.	47,525	4,064
	ICF International Inc.	42,583	3,988
*	MYR Group Inc.	38,024	3,955
	Encore Wire Corp.	46,326	3,938
*	Ferro Corp.	188,928	3,930
*	CBIZ Inc.	115,174	3,929
	ArcBest Corp.	58,286	3,889
	McGrath RentCorp.	55,580	3,878
*	OSI Systems Inc.	38,967	3,855
*	Cimpress plc	40,398	3,837
*	Meritor Inc.	161,704	3,836
	Greif Inc. Class A	59,005	3,736
*	Air Transport Services Group Inc.	135,927	3,723
	Deluxe Corp.	97,013	3,720
*	Textainer Group Holdings Ltd.	110,388	3,667
	Alamo Group Inc.	22,886	3,548
	Shyft Group Inc.	79,707	3,508
	Enerpac Tool Group Corp. Class A	139,291	3,505
	Greenbrier Cos. Inc.	74,477	3,284
*	TriMas Corp.	99,669	3,200

21

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	Astec Industries Inc.	52,231	3,193
*	Veritiv Corp.	35,368	3,171
	Primoris Services Corp.	123,220	3,167
	Tennant Co.	42,561	3,149
*	NV5 Global Inc.	29,496	3,116
*,1	Danimer Scientific Inc.	158,356	3,094
	AZZ Inc.	57,362	3,072
	Pitney Bowes Inc.	405,073	3,026
	Mesa Laboratories Inc.	11,289	3,013
	Columbus McKinnon Corp.	64,156	2,954
*	FARO Technologies Inc.	41,877	2,887
*	PGT Innovations Inc.	134,679	2,859
*	Conduent Inc.	384,579	2,807
*,1	Workhorse Group Inc.	284,627	2,792
	Kforce Inc.	47,280	2,762
	Standex International Corp.	27,823	2,761
*	American Woodmark Corp.	39,095	2,755
*	Evo Payments Inc. Class A	107,992	2,747
*	CoreCivic Inc.	275,413	2,677
*	AAR Corp.	78,406	2,654
	Griffon Corp.	107,029	2,590
*	Montrose Environmental Group Inc.	51,340	2,567
*	Vivint Smart Home Inc.	210,407	2,567
*	Huron Consulting Group Inc.	51,636	2,549
	H&E Equipment Services Inc.	74,097	2,523
	Apogee Enterprises Inc.	58,310	2,506
*	Lydall Inc.	40,312	2,499
	Kaman Corp.	63,736	2,491
*	Ranpak Holdings Corp. Class A	80,290	2,465
*,1	Hyliion Holdings Corp.	270,065	2,385
*,1	Ideanomics Inc.	940,743	2,361
*	Donnelley Financial Solutions Inc.	67,848	2,263
*	Great Lakes Dredge & Dock Corp.	149,214	2,255
*	TrueBlue Inc.	80,523	2,201
*	Construction Partners Inc. Class A	65,597	2,196
*	Triumph Group Inc.	118,356	2,185
*	Aspen Aerogels Inc.	49,755	2,177
	Marten Transport Ltd.	137,036	2,136
	CAI International Inc.	37,536	2,101
*	Cornerstone Building Brands Inc.	125,815	2,091
	Douglas Dynamics Inc.	52,139	2,072
*	Echo Global Logistics Inc.	60,409	1,986
*	Energy Recovery Inc.	97,196	1,986
*	Frontline Ltd.	274,559	1,982
	Chase Corp.	17,197	1,969
	SFL Corp. Ltd.	240,270	1,929
	Heidrick & Struggles International Inc.	44,553	1,926
*	Manitowoc Co. Inc.	79,353	1,924
	Myers Industries Inc.	82,974	1,892
	Wabash National Corp.	119,006	1,849
	Heartland Express Inc.	110,014	1,846
	DHT Holdings Inc.	333,664	1,845
	Gorman-Rupp Co.	52,416	1,838
*	Paya Holdings Inc. Class A	189,483	1,829
		Shares	Market Value• ($000)
	Scorpio Tankers Inc.	112,160	1,818
	Quanex Building Products Corp.	76,995	1,814
*	Cross Country Healthcare Inc.	82,259	1,789
	Costamare Inc.	122,049	1,755
*	SP Plus Corp.	53,206	1,723
	International Seaways Inc.	94,685	1,629
*	Desktop Metal Inc. Class A	192,694	1,599
	Insteel Industries Inc.	43,096	1,595
	Argan Inc.	34,426	1,594
	Kelly Services Inc. Class A	81,192	1,578
*	Forterra Inc.	66,637	1,535
*	Advantage Solutions Inc.	175,600	1,529
	CRA International Inc.	16,296	1,515
*	CIRCOR International Inc.	42,213	1,509
*	Sterling Construction Co. Inc.	64,440	1,486
	Cass Information Systems Inc.	32,688	1,474
*	BrightView Holdings Inc.	94,884	1,455
	Genco Shipping & Trading Ltd.	73,832	1,439
*	Modine Manufacturing Co.	114,899	1,429
	Luxfer Holdings plc	65,343	1,395
*	I3 Verticals Inc. Class A	47,480	1,373
*	Cantaloupe Inc.	133,880	1,371
*	Tutor Perini Corp.	94,919	1,369
	Pactiv Evergreen Inc.	99,319	1,366
	Hyster-Yale Materials Handling Inc.	23,081	1,353
*	International Money Express Inc.	73,979	1,349
	Barrett Business Services Inc.	17,279	1,339
*	Vectrus Inc.	26,524	1,334
*	Ducommun Inc.	25,144	1,325
*	GreenSky Inc. Class A	164,663	1,309
*	Napco Security Technologies Inc.	33,215	1,300
*	Titan Machinery Inc.	44,534	1,279
*	Thermon Group Holdings Inc.	75,508	1,261
*	Franklin Covey Co.	28,805	1,252
*	Forrester Research Inc.	26,038	1,238
*	DXP Enterprises Inc.	40,858	1,225
	VSE Corp.	24,335	1,216
*	BlueLinx Holdings Inc.	20,648	1,188
*	BTRS Holdings Inc.	108,651	1,185
	Resources Connection Inc.	72,301	1,142
	Ennis Inc.	58,739	1,140
*,1	PureCycle Technologies Inc.	75,496	1,111
*	Transcat Inc.	16,310	1,105
*	Vishay Precision Group Inc.	28,733	1,074
*,1	Velodyne Lidar Inc.	162,205	1,071
*	PAE Inc.	159,253	1,065
	REV Group Inc.	65,126	1,059
	National Presto Industries Inc.	11,775	984
*,1	View Inc.	194,539	975
*	IES Holdings Inc.	19,798	968
*	Titan International Inc.	116,019	964
*	ExOne Co.	39,093	960

22

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Eagle Bulk Shipping Inc.	19,263	951
*	Willdan Group Inc.	25,128	950
	Miller Industries Inc.	25,336	943
	Allied Motion Technologies Inc.	27,036	934
*	Babcock & Wilcox Enterprises Inc.	127,336	930
*	Daseke Inc.	96,352	911
	Dorian LPG Ltd.	68,628	907
	Greif Inc. Class B	13,848	852
	Nordic American Tankers Ltd.	346,735	822
*	RR Donnelley & Sons Co.	162,487	798
*	Atlanticus Holdings Corp.	12,368	794
*	Rekor Systems Inc.	72,014	786
*	Blue Bird Corp.	36,214	784
*	ShotSpotter Inc.	19,613	781
*	Commercial Vehicle Group Inc.	73,752	775
*	Luna Innovations Inc.	70,161	756
*	Astronics Corp.	54,916	734
	U.S. Lime & Minerals Inc.	4,929	720
*	Byrna Technologies Inc.	24,269	711
*	Yellow Corp.	115,784	705
*	Acacia Research Corp.	112,735	687
*	Covenant Logistics Group Inc. Class A	28,088	684
	Kronos Worldwide Inc.	51,066	676
	Caesarstone Ltd.	51,763	673
	Park Aerospace Corp.	44,878	654
*	Teekay Tankers Ltd. Class A	54,650	626
*	Radiant Logistics Inc.	90,010	617
*	Infrastructure and Energy Alternatives Inc.	47,978	616
*	GP Strategies Corp.	29,063	601
*	Lawson Products Inc.	10,982	579
*	Iteris Inc.	95,749	546
*	U.S. Xpress Enterprises Inc. Class A	61,974	542
*	AgEagle Aerial Systems Inc.	153,138	542
*	CECO Environmental Corp.	71,471	540
	Powell Industries Inc.	20,898	529
*,1	Eos Energy Enterprises Inc.	40,117	518
	Park-Ohio Holdings Corp.	19,737	509
*	Safe Bulkers Inc.	124,747	504
*	Concrete Pumping Holdings Inc.	59,321	493
	Preformed Line Products Co.	6,890	483
*	Teekay Corp.	159,445	483
*	Mistras Group Inc.	45,241	480
*	HC2 Holdings Inc.	108,902	412
	Universal Logistics Holdings Inc.	18,060	395
*	GreenBox POS	39,738	387
*	EVI Industries Inc.	13,115	319
*	Atlas Technical Consultants Inc.	30,755	311
*	Mayville Engineering Co. Inc.	20,680	309
*	PAM Transportation Services Inc.	8,244	288
*	Aersale Corp.	20,785	281
*	Team Inc.	60,410	271
		Shares	Market Value• ($000)
*	Custom Truck One Source Inc.	29,834	256
*	Karat Packaging Inc.	10,747	252
*	Willis Lease Finance Corp.	6,251	235
*	StarTek Inc.	38,667	235
*	Target Hospitality Corp.	57,183	228
*	IBEX Holdings Ltd.	12,646	227
*	Core & Main Inc. Class A	8,122	223
	Hirequest Inc.	11,707	217
*	TaskUS Inc. Class A	2,857	180
*	First Advantage Corp.	6,967	158
*	Priority Technology Holdings Inc.	23,910	144
*	Legalzoom.com Inc.	2,250	77
*	BM Technologies Inc. (XASE)	6,954	68
*	CS Disco Inc.	808	42
*	Flywire Corp.	580	25
*	Paymentus Holdings Inc. Class A	467	12
			1,016,771
Other (0.0%)[4]
*,2	Aduro Biotech Inc. CVR	17,431	10
*,2	Media General Inc. CVR	85,418	3
*,2	NewStar Financial Inc. CVR	18,788	2
*,2	GTX Inc. CVR	846	1
			16
Real Estate (7.3%)
	EastGroup Properties Inc.	91,470	16,488
	STAG Industrial Inc.	370,319	15,646
	Innovative Industrial Properties Inc.	54,557	13,416
	QTS Realty Trust Inc. Class A	157,574	12,288
	Agree Realty Corp.	154,723	11,535
*	Redfin Corp.	234,228	11,376
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	176,546	10,658
	Terreno Realty Corp.	157,724	10,538
	National Storage Affiliates Trust	180,102	10,311
*	Ryman Hospitality Properties Inc.	123,849	10,288
	Healthcare Realty Trust Inc.	325,971	9,789
	Physicians Realty Trust	496,199	9,185
	Broadstone Net Lease Inc.	327,613	8,977
	Essential Properties Realty Trust Inc.	269,519	8,735
	Lexington Realty Trust	631,231	8,541
*	Outfront Media Inc.	335,027	8,295
	Sabra Health Care REIT Inc.	496,594	7,945
	PotlatchDeltic Corp.	152,019	7,897
	Macerich Co.	455,123	7,773
*	Digitalbridge Group Inc.	1,100,975	7,597
	Corporate Office Properties Trust	260,032	7,328
	PS Business Parks Inc.	46,211	7,266
	Apple Hospitality REIT Inc.	483,505	7,146
	Equity Commonwealth	269,745	7,105

23

Russell 2000 Index Fund
		Shares	Market Value• ($000)
	Pebblebrook Hotel Trust	299,336	6,594
	eXp World Holdings Inc.	142,890	6,552
	Retail Properties of America Inc. Class A	493,852	6,529
	SITE Centers Corp.	398,957	6,427
	Kennedy-Wilson Holdings Inc.	276,534	6,081
	National Health Investors Inc.	100,778	6,029
	Uniti Group Inc.	447,744	5,852
*	Sunstone Hotel Investors Inc.	494,941	5,736
	RLJ Lodging Trust	377,093	5,441
	Brandywine Realty Trust	390,768	5,424
	Piedmont Office Realty Trust Inc. Class A	285,590	5,089
	Urban Edge Properties	266,588	5,049
	Four Corners Property Trust Inc.	175,180	5,012
*	Cushman & Wakefield plc	270,220	4,902
	Washington REIT	194,923	4,900
	CareTrust REIT Inc.	222,260	4,887
	Retail Opportunity Investments Corp.	267,656	4,839
	Independence Realty Trust Inc.	235,271	4,818
	Newmark Group Inc. Class A	343,578	4,680
*	Realogy Holdings Corp.	265,260	4,655
	American Assets Trust Inc.	114,960	4,578
*	Xenia Hotels & Resorts Inc.	262,493	4,573
	Columbia Property Trust Inc.	264,157	4,417
*	DiamondRock Hospitality Co.	481,932	4,357
	Service Properties Trust	378,114	4,322
	Monmouth Real Estate Investment Corp.	219,518	4,166
	Easterly Government Properties Inc. Class A	193,895	4,144
	Acadia Realty Trust	195,196	4,142
	Industrial Logistics Properties Trust	149,553	4,102
	Kite Realty Group Trust	192,170	3,893
	Tanger Factory Outlet Centers Inc.	228,656	3,823
	Paramount Group Inc.	430,148	3,811
	Global Net Lease Inc.	221,048	3,758
	Safehold Inc.	41,215	3,693
*	Mack-Cali Realty Corp.	202,307	3,617
	St. Joe Co.	76,767	3,552
	Alexander & Baldwin Inc.	166,974	3,486
	Empire State Realty Trust Inc. Class A	329,229	3,381
	NexPoint Residential Trust Inc.	51,307	3,324
	LTC Properties Inc.	89,665	3,094
	Centerspace	30,481	3,084
	Office Properties Income Trust	110,358	2,928
	Getty Realty Corp.	91,796	2,904
	Community Healthcare Trust Inc.	53,810	2,610
*	Apartment Investment and Management Co. Class A	342,122	2,456
		Shares	Market Value• ($000)
	RPT Realty	185,853	2,405
	NETSTREIT Corp.	91,664	2,370
*	Summit Hotel Properties Inc.	239,171	2,229
	UMH Properties Inc.	93,173	2,208
	American Finance Trust Inc.	251,473	2,168
*	Marcus & Millichap Inc.	54,826	2,150
	GEO Group Inc.	272,461	2,112
	Diversified Healthcare Trust	547,093	2,052
	Global Medical REIT Inc.	130,064	2,006
	Gladstone Commercial Corp.	83,209	1,883
	Armada Hoffler Properties Inc.	137,119	1,842
*	Radius Global Infrastructure Inc. Class A (XNMS)	101,082	1,807
	Universal Health Realty Income Trust	29,523	1,749
	New Senior Investment Group Inc.	188,047	1,642
	RMR Group Inc. Class A	35,128	1,628
	Plymouth Industrial REIT Inc.	67,683	1,595
	City Office REIT Inc.	98,157	1,568
	Preferred Apartment Communities Inc. Class A	114,906	1,434
	RE/MAX Holdings Inc. Class A	42,388	1,420
*	Seritage Growth Properties Class A	84,681	1,369
	Ares Commercial Real Estate Corp.	86,497	1,365
	Gladstone Land Corp.	57,704	1,359
	Alexander's Inc.	5,069	1,350
*	Chatham Lodging Trust	109,905	1,319
*	CorePoint Lodging Inc.	90,254	1,305
	Urstadt Biddle Properties Inc. Class A	68,373	1,305
	CatchMark Timber Trust Inc. Class A	112,106	1,294
	Saul Centers Inc.	27,109	1,249
	One Liberty Properties Inc.	36,814	1,172
	Franklin Street Properties Corp.	236,864	1,137
	Retail Value Inc.	40,130	1,003
*	Rafael Holdings Inc. Class B	22,538	943
*	Tejon Ranch Co.	47,814	919
	Whitestone REIT	92,141	904
*	FRP Holdings Inc.	15,266	881
*	Forestar Group Inc.	39,074	812
	CTO Realty Growth Inc.	13,499	757
	Farmland Partners Inc.	61,494	753
	Indus Realty Trust Inc.	10,118	709
*	Hersha Hospitality Trust Class A	74,273	697
	Postal Realty Trust Inc. Class A	27,535	538
*	Braemar Hotels & Resorts Inc.	102,119	515
	BRT Apartments Corp.	25,175	489
*	Ashford Hospitality Trust Inc.	25,115	388

24

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Fathom Holdings Inc.	11,613	332
	Clipper Realty Inc.	27,858	235
	Phillips Edison & Co. Inc.	3,473	104
*	Bridge Investment Group Holdings Inc. Class A	2,899	55
			499,360
Technology (12.5%)
*	Lattice Semiconductor Corp.	312,418	19,407
*	Varonis Systems Inc. Class B	243,830	16,827
*	Silicon Laboratories Inc.	102,203	16,109
*	Synaptics Inc.	81,232	15,416
*	Rapid7 Inc.	126,452	15,366
*	II-VI Inc.	240,787	15,165
	Power Integrations Inc.	138,976	15,098
*	J2 Global Inc.	100,035	13,775
*	Workiva Inc. Class A	96,734	13,569
*	Blackline Inc.	123,482	13,472
*	Asana Inc. Class A	170,257	12,863
	KBR Inc.	325,430	12,672
*	MicroStrategy Inc. Class A	18,072	12,547
*	Novanta Inc.	81,217	12,444
*	Sprout Social Inc. Class A	101,704	12,367
*	Upwork Inc.	268,501	12,005
*	Digital Turbine Inc.	194,504	11,369
*	SPS Commerce Inc.	83,062	11,257
*	Q2 Holdings Inc.	125,864	11,087
*	Semtech Corp.	148,856	10,408
*	Envestnet Inc.	125,060	9,989
	Kulicke & Soffa Industries Inc.	140,964	9,894
*	Sailpoint Technologies Holdings Inc.	208,459	9,768
*	Diodes Inc.	100,352	9,717
*	Appian Corp. Class A	90,561	9,708
*	Mimecast Ltd.	137,295	9,585
*	LivePerson Inc.	147,522	9,456
*	Cerence Inc.	87,114	9,447
*	Tenable Holdings Inc.	208,909	9,269
*	Qualys Inc.	78,491	9,213
*	Alarm.com Holdings Inc.	108,862	9,180
*	Rogers Corp.	43,074	9,149
*	Perficient Inc.	74,898	8,929
	CMC Materials Inc.	67,262	8,920
*	Fabrinet	85,094	8,766
*	Box Inc. Class A	339,002	8,739
*	3D Systems Corp.	279,515	8,508
*	Cloudera Inc.	532,713	8,486
*	MaxLinear Inc.	161,043	8,411
*	Ambarella Inc.	80,458	8,333
*	Onto Innovation Inc.	112,106	8,310
*	Cornerstone OnDemand Inc.	144,975	8,307
*	Insight Enterprises Inc.	80,403	8,273
	Advanced Energy Industries Inc.	88,584	7,989
*	PagerDuty Inc.	185,872	7,955
*	CommVault Systems Inc.	97,189	7,869
*	Blackbaud Inc.	111,409	7,764
*	Altair Engineering Inc. Class A	104,494	7,732
*	LiveRamp Holdings Inc.	149,871	7,344
*	Magnite Inc.	241,815	7,017
*	FormFactor Inc.	178,999	6,959
		Shares	Market Value• ($000)
*	MACOM Technology Solutions Holdings Inc. Class H	112,085	6,805
	Vishay Intertechnology Inc.	306,773	6,740
*	Verint Systems Inc.	148,195	6,615
*	Cargurus Inc.	213,859	6,497
	Amkor Technology Inc.	234,960	6,454
*	BigCommerce Holdings Inc. Series 1	108,183	6,441
*	Yelp Inc. Class A	166,842	6,425
*	Sitime Corp.	29,628	6,306
*	Schrodinger Inc.	104,321	6,227
	Shutterstock Inc.	53,872	6,209
*	Rambus Inc.	257,928	6,139
*	Plexus Corp.	65,171	5,985
*	Sanmina Corp.	147,745	5,833
*	Momentive Global Inc.	294,984	5,785
*	Domo Inc. Class B	63,455	5,679
*	Bandwidth Inc. Class A	52,584	5,411
*	Covetrus Inc.	238,303	5,383
*,1	MicroVision Inc.	364,531	5,370
	Xperi Holding Corp.	241,674	5,165
*	Appfolio Inc. Class A	43,141	5,095
*	TechTarget Inc.	58,744	4,969
*	Allscripts Healthcare Solutions Inc.	322,039	4,947
	Progress Software Corp.	101,214	4,713
*	Ultra Clean Holdings Inc.	100,158	4,631
*	JFrog Ltd.	118,857	4,569
*	NetScout Systems Inc.	161,463	4,427
*	Bottomline Technologies DE Inc.	101,940	4,309
*	Zuora Inc. Class A	241,707	4,104
	Methode Electronics Inc.	87,864	4,092
*	PROS Holdings Inc.	92,092	3,982
*	Cohu Inc.	110,357	3,938
*	Sumo Logic Inc.	187,991	3,920
*	Avaya Holdings Corp.	190,208	3,837
*	Axcelis Technologies Inc.	76,695	3,813
*	PAR Technology Corp.	54,638	3,712
*	Unisys Corp.	151,226	3,661
*	Super Micro Computer Inc.	99,512	3,636
	CSG Systems International Inc.	74,868	3,609
*	Yext Inc.	255,885	3,460
*	TTM Technologies Inc.	246,916	3,457
*	ePlus Inc.	30,628	3,315
*	Eventbrite Inc. Class A	173,219	3,063
*	Ichor Holdings Ltd.	64,028	2,837
*	Model N Inc.	80,133	2,717
*	nLight Inc.	97,981	2,705
*	Veeco Instruments Inc.	114,305	2,605
*	Ping Identity Holding Corp.	100,383	2,605
	CTS Corp.	73,605	2,582
*	Upland Software Inc.	65,916	2,569
*	Impinj Inc.	43,108	2,513
*	CEVA Inc.	51,974	2,508
*	Agilysys Inc.	43,912	2,496
	QAD Inc. Class A	27,439	2,387
	Benchmark Electronics Inc.	82,061	2,218
*	Mitek Systems Inc.	96,951	2,169
*	Avid Technology Inc.	83,358	2,151
*	Photronics Inc.	142,446	2,147

25

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	Parsons Corp.	60,415	2,141
*	ScanSource Inc.	58,100	2,067
	Sapiens International Corp. NV	71,078	2,029
*	A10 Networks Inc.	137,832	1,915
*	Grid Dynamics Holdings Inc.	70,630	1,891
*	DigitalOcean Holdings Inc.	29,645	1,829
	American Software Inc. Class A	71,032	1,802
*	Diebold Nixdorf Inc.	165,337	1,799
	Ebix Inc.	60,867	1,752
*	Rackspace Technology Inc.	123,890	1,731
*	ChannelAdvisor Corp.	67,487	1,729
*,1	Tucows Inc. Class A	21,717	1,609
*	SMART Global Holdings Inc.	32,625	1,581
*	GAN Ltd.	92,197	1,577
	Simulations Plus Inc.	35,220	1,560
*	OneSpan Inc.	80,757	1,556
*	PDF Solutions Inc.	68,204	1,536
*	Alpha & Omega Semiconductor Ltd.	48,362	1,405
*	Veritone Inc.	65,333	1,364
*	Kimball Electronics Inc.	55,754	1,348
*	Groupon Inc. Class A	53,800	1,333
*	Telos Corp.	39,507	1,304
	PC Connection Inc.	25,675	1,243
*,1	Atomera Inc.	46,783	1,154
*,1	E2open Parent Holdings Inc.	95,851	1,144
*	DSP Group Inc.	51,595	1,130
	Hackett Group Inc.	57,103	1,119
*	NeoPhotonics Corp.	115,881	1,082
*	Mediaalpha Inc. Class A	47,581	1,055
*	Brightcove Inc.	92,345	1,049
*	Kopin Corp.	177,994	1,047
*,1	Cleanspark Inc.	75,097	1,036
*	Rimini Street Inc.	100,788	963
*	Zix Corp.	122,737	950
*	TrueCar Inc.	225,670	948
*	AXT Inc.	91,791	855
*	EverQuote Inc. Class A	43,210	851
*	Digimarc Corp.	29,084	850
*	Identiv Inc.	47,494	844
*	Quantum Corp.	128,242	800
	NVE Corp.	11,085	778
*	Limelight Networks Inc.	286,925	775
*	Porch Group Inc.	36,365	727
*	Benefitfocus Inc.	57,216	691
*	Intelligent Systems Corp.	17,058	658
*	VirnetX Holding Corp.	145,755	654
*	EMCORE Corp.	83,824	627
*	comScore Inc.	157,014	609
*	SkyWater Technology Inc.	18,030	602
*,1	Ouster Inc.	66,545	559
*	Aeva Technologies Inc.	57,021	559
*	eGain Corp.	47,048	554
*	GTY Technologies Holdings Inc.	73,987	546
*	Daktronics Inc.	84,207	513
*	Smith Micro Software Inc.	102,010	509
*	ON24 Inc.	20,672	467
*	SecureWorks Corp. Class A	22,205	454
		Shares	Market Value• ($000)
*	Alkami Technology Inc.	15,826	452
*	Viant Technology Inc. Class A	24,532	337
*	SentinelOne Inc. Class A	2,249	144
*	Clear Secure Inc. Class A	2,247	104
*	Intapp Inc.	2,000	73
*	Sprinklr Inc. Class A	4,067	64
*	Couchbase Inc.	1,234	62
*	MeridianLink Inc.	2,445	61
*	Confluent Inc. Class A	912	51
*	Zeta Global Holdings Corp. Class A	4,986	34
*	1stdibs.com Inc.	1,574	26
*	Paycor HCM Inc.	466	17
*	Xometry Inc. Class A	226	16
*	EverCommerce Inc.	678	15
*	Procore Technologies Inc.	93	8
*	Blend Labs Inc. Class A	466	8
			854,878
Telecommunications (1.9%)
*	Iridium Communications Inc.	275,132	12,246
*	fuboTV Inc.	302,752	8,825
*	Viavi Solutions Inc.	526,036	8,569
*	Vonage Holdings Corp.	556,450	7,846
	Cogent Communications Holdings Inc.	98,157	7,124
*	8x8 Inc.	245,112	5,920
*	Calix Inc.	125,765	5,861
*	Liberty Latin America Ltd. Class C	357,153	5,139
	InterDigital Inc.	71,239	5,137
	Telephone and Data Systems Inc.	232,654	4,728
*	Vocera Communications Inc.	78,645	3,814
*	Infinera Corp.	409,787	3,471
	Shenandoah Telecommunications Co.	111,228	3,318
*	Extreme Networks Inc.	284,308	3,079
*	Globalstar Inc.	1,397,762	2,782
*	EchoStar Corp. Class A	95,234	2,571
*	WideOpenWest Inc.	120,288	2,553
*	NETGEAR Inc.	69,216	2,473
*	Plantronics Inc.	78,554	2,339
	ADTRAN Inc.	110,649	2,286
*	IDT Corp. Class B	46,165	2,007
*	ORBCOMM Inc.	171,137	1,966
*	Harmonic Inc.	206,608	1,909
*	Gogo Inc.	135,945	1,829
*	Cincinnati Bell Inc.	115,988	1,797
*	Digi International Inc.	77,529	1,704
*	Inseego Corp.	191,786	1,611
*	Consolidated Communications Holdings Inc.	167,349	1,551
*	Anterix Inc.	25,754	1,520
	Comtech Telecommunications Corp.	58,717	1,499
*	Liberty Latin America Ltd. Class A	97,419	1,389
	Loral Space & Communications Inc.	29,545	1,241
*	Clearfield Inc.	26,260	1,190
	ATN International Inc.	25,728	1,173

26

Russell 2000 Index Fund
		Shares	Market Value• ($000)
*	U.S. Cellular Corp.	35,207	1,125
*	Ribbon Communications Inc.	162,477	1,061
*	Akoustis Technologies Inc.	99,637	988
*	Ooma Inc.	50,030	951
*	CalAmp Corp.	80,143	909
*	Aviat Networks Inc.	22,431	795
*	Cambium Networks Corp.	20,852	781
*	DZS Inc.	38,622	533
*	Casa Systems Inc.	71,965	507
*	Hemisphere Media Group Inc. Class A	36,480	449
*	KVH Industries Inc.	34,936	369
*	Kaltura Inc.	6,213	70
			131,005
Utilities (2.9%)
	Portland General Electric Co.	207,227	10,641
*	Evoqua Water Technologies Corp.	266,358	10,367
	Black Hills Corp.	145,142	10,208
	PNM Resources Inc.	196,888	9,746
	Southwest Gas Holdings Inc.	133,625	9,395
	ONE Gas Inc.	121,328	8,714
*	Casella Waste Systems Inc. Class A	113,249	8,379
	New Jersey Resources Corp.	222,425	8,305
	ALLETE Inc.	120,871	8,149
	American States Water Co.	84,904	7,829
	Spire Inc.	116,676	7,782
	NorthWestern Corp.	116,957	7,438
	California Water Service Group	116,931	7,431
	Ormat Technologies Inc. (XNYS)	104,345	7,422
*	Sunnova Energy International Inc.	198,181	7,174
	MGE Energy Inc.	83,834	6,752
	Avista Corp.	159,674	6,682
	Clearway Energy Inc. Class C	188,455	5,916
	South Jersey Industries Inc.	237,225	5,886
	Covanta Holding Corp.	275,713	5,528
[1]	Brookfield Infrastructure Corp. Class A	84,295	5,361
	Chesapeake Utilities Corp.	39,663	5,184
	SJW Group	63,775	4,422
	Middlesex Water Co.	39,805	4,355
	Northwest Natural Holding Co.	70,350	3,620
*	Harsco Corp.	180,395	3,290
*	U.S. Ecology Inc.	72,752	2,608
	Clearway Energy Inc. Class A	80,620	2,398
	Unitil Corp.	34,175	1,695
	York Water Co.	29,895	1,542
		Shares	Market Value• ($000)
*	Heritage-Crystal Clean Inc.	35,859	1,059
	Artesian Resources Corp. Class A	18,577	732
*	Pure Cycle Corp.	44,272	662
*	Cadiz Inc.	45,524	612
	Global Water Resources Inc.	29,161	583
	Via Renewables Inc. Class A	27,384	307
*	Sharps Compliance Corp.	32,501	292
			198,466
Total Common Stocks (Cost $6,194,310)			6,838,731
		Face Amount ($000)
Corporate Bonds (0.0%)
	GAMCO Investors Inc. 4.000%, 10/30/21 (Cost $22)	22	22
		Shares
Temporary Cash Investments (2.5%)
Money Market Fund (2.5%)
[5,6]	Vanguard Market Liquidity Fund, 0.068% (Cost $174,037)	1,740,495	174,049
Total Investments (102.5%) (Cost $6,368,369)			7,012,802
Other Assets and Liabilities—Net (-2.5%)			(170,473)
Net Assets (100%)			6,842,329
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $134,603,000.
2	Security value determined using significant unobservable inputs.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, the aggregate value was $9,631,000, representing 0.1% of net assets.
4	“Other” represents securities that are not classified by the fund’s benchmark index.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $138,908,000 was received for securities on loan.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

27

Russell 2000 Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2021	180	20,441	209

See accompanying Notes, which are an integral part of the Financial Statements.
28

Russell 2000 Index Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $6,194,332)	6,838,753
Affiliated Issuers (Cost $174,037)	174,049
Total Investments in Securities	7,012,802
Investment in Vanguard	219
Cash Collateral Pledged—Futures Contracts	2,633
Receivables for Accrued Income	3,966
Receivables for Capital Shares Issued	35
Variation Margin Receivable—Futures Contracts	101
Total Assets	7,019,756
Liabilities
Due to Custodian	1,009
Payables for Investment Securities Purchased	37,133
Collateral for Securities on Loan	138,908
Payables for Capital Shares Redeemed	92
Payables to Vanguard	285
Total Liabilities	177,427
Net Assets	6,842,329
At August 31, 2021, net assets consisted of:

Paid-in Capital	6,514,418
Total Distributable Earnings (Loss)	327,911
Net Assets	6,842,329

ETF Shares—Net Assets
Applicable to 68,175,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,223,118
Net Asset Value Per Share—ETF Shares	$91.28

Institutional Shares—Net Assets
Applicable to 1,772,905 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	619,211
Net Asset Value Per Share—Institutional Shares	$349.26

See accompanying Notes, which are an integral part of the Financial Statements.
29

Russell 2000 Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	50,267
Interest[1]	8
Securities Lending—Net	3,026
Total Income	53,301
Expenses
The Vanguard Group—Note B
Investment Advisory Services	711
Management and Administrative—ETF Shares	2,344
Management and Administrative—Institutional Shares	270
Marketing and Distribution—ETF Shares	166
Marketing and Distribution—Institutional Shares	18
Custodian Fees	974
Auditing Fees	29
Shareholders’ Reports—ETF Shares	79
Shareholders’ Reports—Institutional Shares	6
Trustees’ Fees and Expenses	2
Total Expenses	4,599
Net Investment Income	48,702
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	723,810
Futures Contracts	4,031
Realized Net Gain (Loss)	727,841
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	639,143
Futures Contracts	14
Change in Unrealized Appreciation (Depreciation)	639,157
Net Increase (Decrease) in Net Assets Resulting from Operations	1,415,700
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $8,000,$0, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $741,739,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
30

Russell 2000 Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,702	30,392
Realized Net Gain (Loss)	727,841	114,633
Change in Unrealized Appreciation (Depreciation)	639,157	41,369
Net Increase (Decrease) in Net Assets Resulting from Operations	1,415,700	186,394
Distributions
ETF Shares	(36,436)	(21,019)
Institutional Shares	(7,027)	(9,718)
Total Distributions	(43,463)	(30,737)
Capital Share Transactions
ETF Shares	3,304,505	232,606
Institutional Shares	(267,012)	(278,614)
Net Increase (Decrease) from Capital Share Transactions	3,037,493	(46,008)
Total Increase (Decrease)	4,409,730	109,649
Net Assets
Beginning of Period	2,432,599	2,322,950
End of Period	6,842,329	2,432,599

See accompanying Notes, which are an integral part of the Financial Statements.
31

Russell 2000 Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding[1] Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$62.69	$59.88	$69.56	$56.11	$49.49
Investment Operations
Net Investment Income[2]	.865	.810	.797	.777	.722
Net Realized and Unrealized Gain (Loss) on Investments	28.550	2.815	(9.704)	13.423	6.632
Total from Investment Operations	29.415	3.625	(8.907)	14.200	7.354
Distributions
Dividends from Net Investment Income	(.825)	(.815)	(.773)	(.750)	(.734)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.825)	(.815)	(.773)	(.750)	(.734)
Net Asset Value, End of Period	$91.28	$62.69	$59.88	$69.56	$56.11
Total Return	47.15%	6.12%	-12.83%	25.49%	14.94%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,223	$1,802	$1,464	$1,715	$1,083
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.02%	1.37%	1.30%	1.23%	1.34%
Portfolio Turnover Rate[3]	23%	19%	16%	19%	23%
1	Adjusted to reflect a 2-for-1 share split effective at the beginning of trading on April 20, 2021.
2	Calculated based on average shares outstanding.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
32

Russell 2000 Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$239.84	$229.03	$266.12	$214.65	$189.31
Investment Operations
Net Investment Income[1]	3.360	3.208	3.078	3.129	2.956
Net Realized and Unrealized Gain (Loss) on Investments	109.242	10.710	(37.106)	51.369	25.315
Total from Investment Operations	112.602	13.918	(34.028)	54.498	28.271
Distributions
Dividends from Net Investment Income	(3.182)	(3.108)	(3.062)	(3.028)	(2.931)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.182)	(3.108)	(3.062)	(3.028)	(2.931)
Net Asset Value, End of Period	$349.26	$239.84	$229.03	$266.12	$214.65
Total Return	47.19%	6.15%	-12.83%	25.58%	15.03%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$619	$630	$859	$982	$576
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.08%	1.41%	1.32%	1.30%	1.41%
Portfolio Turnover Rate[2]	23%	19%	16%	19%	23%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
33

Russell 2000 Index Fund
Notes to Financial Statements
Vanguard Russell 2000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. In March 2021, the board of trustees authorized a two-for-one share split of the fund’s ETF share class, which occurred after the close of trading on April 19, 2021, effective at the beginning of trading on April 20, 2021. Each ETF shareholder who owned shares as of the close of trading on April 19, 2021 received one additional share for every share held. The share split had no effect on fund net assets, but it decreased the net asset value per share. Additionally, the share split had no effect on total return.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in
34

Russell 2000 Index Fund
the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month
35

Russell 2000 Index Fund
London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $219,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
36

Russell 2000 Index Fund
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	6,838,657	—	74	6,838,731
Corporate Bonds	—	22	—	22
Temporary Cash Investments	174,049	—	—	174,049
Total	7,012,706	22	74	7,012,802
Derivative Financial Instruments
Assets
Futures Contracts[1]	209	—	—	209
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	740,547
Total Distributable Earnings (Loss)	(740,547)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains
37

Russell 2000 Index Fund
from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	19,475
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(327,387)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	635,823
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	43,463	30,737
Long-Term Capital Gains	—	—
Total	43,463	30,737
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,376,979
Gross Unrealized Appreciation	1,134,975
Gross Unrealized Depreciation	(499,152)
Net Unrealized Appreciation (Depreciation)	635,823
E.	During the year ended August 31, 2021, the fund purchased $5,944,868,000 of investment securities and sold $2,889,357,000 of investment securities, other than temporary cash investments. Purchases and sales include $4,890,465,000 and $1,702,614,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $87,750,000 and sales were $201,162,000, resulting in net realized gain (loss) of $17,879,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
38

Russell 2000 Index Fund
F.	During the year ended August 31, 2021, the fund’s ETF Shares underwent a 2-for-1 share split. Each shareholder of record as of the close of business on April 19, 2021, received 2 shares for every 1 ETF Share held on that date. The split had no effect on net assets or total return. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares[1]
Issued	5,016,365	59,050	1,228,574	22,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,711,860)	(19,625)	(995,968)	(17,800)
Net Increase (Decrease)—ETF Shares	3,304,505	39,425	232,606	4,300
Institutional Shares
Issued	87,649	270	133,855	621
Issued in Lieu of Cash Distributions	6,712	23	9,407	41
Redeemed	(361,373)	(1,148)	(421,876)	(1,785)
Net Increase (Decrease)—Institutional Shares	(267,012)	(855)	(278,614)	(1,123)
1	Shares adjusted to reflect a 2-for-1 share split effective at the beginning of trading on April 20, 2021.
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
39

Russell 2000 Value Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Russell 2000 Value Index Fund ETF Shares Net Asset Value	59.34%	11.62%	12.02%	$31,126
Russell 2000 Value Index Fund ETF Shares Market Price	59.10	11.60	12.03	31,150
Russell 2000 Value Index	59.49	11.66	12.14	31,458
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	44,721

	One Year	Five Years	Since Inception (7/13/2012)	Final Value of a $5,000,000 Investment
Russell 2000 Value Index Fund Institutional Shares	59.46%	11.72%	11.94%	$14,003,460
Russell 2000 Value Index	59.49	11.66	11.92	13,985,589
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.27	19,813,035
"Since Inception" performance is calculated from the Institutional Shares' inception date for both the fund and its comparative standards.
See Financial Highlights for dividend and capital gains information.
40

Russell 2000 Value Index Fund
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021

	One Year	Five Years	Ten Years
Russell 2000 Value Index Fund ETF Shares Market Price	59.10%	73.08%	211.50%
Russell 2000 Value Index Fund ETF Shares Net Asset Value	59.34	73.27	211.26
Russell 2000 Value Index	59.49	73.54	214.58
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
41

Russell 2000 Value Index Fund
Fund Allocation
As of August 31, 2021
Basic Materials	4.4%
Consumer Discretionary	13.3
Consumer Staples	2.6
Energy	6.1
Financials	25.6
Health Care	10.9
Industrials	14.7
Real Estate	11.8
Technology	4.3
Telecommunications	1.5
Utilities	4.8
Other	0.0
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
42

Russell 2000 Value Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (100.0%)
Basic Materials (4.4%)
*	RBC Bearings Inc.	18,109	4,193
	Avient Corp.	69,623	3,627
	Commercial Metals Co.	102,417	3,341
*	Arconic Corp.	94,245	3,250
*	Domtar Corp.	42,705	2,342
	Minerals Technologies Inc.	28,708	2,258
*	Constellium SE Class A	104,957	2,122
	Tronox Holdings plc Class A	97,938	2,069
	Hecla Mining Co.	319,894	1,967
	Stepan Co.	16,735	1,967
*	Amyris Inc.	127,061	1,912
	Worthington Industries Inc.	29,614	1,716
	Boise Cascade Co.	26,493	1,533
	Sensient Technologies Corp.	17,368	1,508
	Kaiser Aluminum Corp.	11,886	1,501
	Carpenter Technology Corp.	40,748	1,359
	Innospec Inc.	14,511	1,358
	Mueller Industries Inc.	29,293	1,307
*	Kraton Corp.	26,915	1,134
	Schweitzer-Mauduit International Inc.	26,936	1,031
*	GCP Applied Technologies Inc.	41,808	997
	Schnitzer Steel Industries Inc. Class A	20,433	967
*	AdvanSix Inc.	23,226	848
	Materion Corp.	10,583	773
	Neenah Inc.	14,330	722
	Glatfelter Corp.	37,232	588
*	Koppers Holdings Inc.	17,654	581
	Ecovyst Inc.	43,667	568
*	U.S. Silica Holdings Inc.	62,452	548
*	Century Aluminum Co.	41,272	529
*	TimkenSteel Corp.	38,653	529
	Verso Corp. Class A	25,490	486
*	Coeur Mining Inc.	65,533	462
*	Clearwater Paper Corp.	14,018	455
	Haynes International Inc.	10,630	417
*	Rayonier Advanced Materials Inc.	52,533	371
	UFP Industries Inc.	4,916	369
*	Alto Ingredients Inc.	60,790	309
	American Vanguard Corp.	19,004	291
*	Unifi Inc.	11,271	262
*	Intrepid Potash Inc.	8,457	262
	Olympic Steel Inc.	7,970	217
*	Northwest Pipe Co.	8,224	213
		Shares	Market Value• ($000)
	Hawkins Inc.	5,489	208
*	NN Inc.	36,339	198
	GrafTech International Ltd.	16,689	185
	FutureFuel Corp.	21,981	176
*	Zymergen Inc.	12,799	168
	Ryerson Holding Corp.	5,128	119
*	Energy Fuels Inc.	17,920	97
*	Gatos Silver Inc.	4,703	67
	Tredegar Corp.	4,195	56
*	Polymet Mining Corp.	16,270	55
	Valhi Inc.	2,050	49
*	Ur-Energy Inc.	17,100	22
			54,659
Consumer Discretionary (13.3%)
*,1	AMC Entertainment Holdings Inc. Class A	347,552	16,380
*	Macy's Inc.	268,264	6,006
*	Avis Budget Group Inc.	43,689	3,965
*	Goodyear Tire & Rubber Co.	235,956	3,738
*	Meritage Homes Corp.	30,136	3,361
	TEGNA Inc.	189,218	3,353
*	Callaway Golf Co.	98,997	2,778
*	Adient plc	70,601	2,777
	KB Home	62,827	2,703
	Herman Miller Inc.	63,645	2,675
*	Taylor Morrison Home Corp. Class A	94,356	2,650
	Group 1 Automotive Inc.	15,023	2,485
*	Academy Sports & Outdoors Inc.	52,888	2,341
*	Bed Bath & Beyond Inc.	83,281	2,294
	PROG Holdings Inc.	48,280	2,285
*	Tri Pointe Homes Inc.	92,873	2,208
	John Wiley & Sons Inc. Class A	36,962	2,148
*	Spirit Airlines Inc.	84,208	2,066
	Graham Holdings Co. Class B	3,311	2,042
*	Vista Outdoor Inc.	49,999	2,042
*	SkyWest Inc.	42,461	1,981
*	ODP Corp.	41,854	1,974
	MDC Holdings Inc.	35,656	1,863
	Jack in the Box Inc.	17,024	1,804
*	KAR Auction Services Inc.	106,513	1,801
*	Abercrombie & Fitch Co. Class A	48,108	1,720
*	BJ's Wholesale Club Holdings Inc.	29,494	1,671
	Gray Television Inc.	73,337	1,668
43

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
*	Madison Square Garden Entertainment Corp.	20,525	1,646
	Strategic Education Inc.	20,903	1,636
	Rush Enterprises Inc. Class A	36,721	1,619
*	Stamps.com Inc.	4,888	1,608
*	M/I Homes Inc.	24,487	1,577
	PriceSmart Inc.	18,635	1,577
*	Adtalem Global Education Inc.	42,116	1,558
*	Knowles Corp.	76,200	1,524
	Big Lots Inc.	29,752	1,448
*	Laureate Education Inc. Class A	90,637	1,444
	La-Z-Boy Inc.	39,090	1,369
	Dana Inc.	57,659	1,341
*	iHeartMedia Inc. Class A	51,859	1,290
	HNI Corp.	33,182	1,257
*	G-III Apparel Group Ltd.	37,549	1,161
*	Lions Gate Entertainment Corp. Class B	98,743	1,161
	Oxford Industries Inc.	12,724	1,149
*	Stride Inc.	32,431	1,110
	Steelcase Inc. Class A	75,363	1,062
	Dillard's Inc. Class A	5,395	1,028
	Acushnet Holdings Corp.	20,411	1,020
*	Tupperware Brands Corp.	42,188	1,007
	Sinclair Broadcast Group Inc. Class A	33,168	995
	Matthews International Corp. Class A	26,649	987
*	SeaWorld Entertainment Inc.	19,670	968
*	Sleep Number Corp.	10,449	967
*	Clean Energy Fuels Corp.	118,638	941
	Sonic Automotive Inc. Class A	18,584	939
	EW Scripps Co. Class A	48,671	902
*	Hawaiian Holdings Inc.	43,065	871
*	Central Garden & Pet Co. Class A	20,217	842
	Scholastic Corp.	24,683	820
	Signet Jewelers Ltd.	9,807	777
*	Genesco Inc.	12,463	773
	Aaron's Co. Inc.	28,886	766
	Standard Motor Products Inc.	17,754	761
*	Gannett Co. Inc.	119,584	759
*	Zumiez Inc.	18,564	746
*	Clear Channel Outdoor Holdings Inc.	282,200	742
*	Dave & Buster's Entertainment Inc.	19,800	741
	Franchise Group Inc.	20,788	722
	Guess? Inc.	29,797	721
*	WW International Inc.	31,097	673
*	Perdoceo Education Corp.	59,843	657
*	Revolve Group Inc.	11,323	651
*	Lions Gate Entertainment Corp. Class A	49,805	643
*	Cars.com Inc.	50,493	642
	Century Communities Inc.	9,039	634
	Monro Inc.	10,844	617
*	Imax Corp.	38,249	601
*	Cavco Industries Inc.	2,306	589
*	AMC Networks Inc. Class A	12,120	576
*	Universal Electronics Inc.	11,336	573
*,1	Lordstown Motors Corp. Class A	86,722	571
*	Urban Outfitters Inc.	17,275	570
	Interface Inc. Class A	38,447	553
		Shares	Market Value• ($000)
*	Meredith Corp.	12,513	538
*	Fossil Group Inc.	40,099	537
	Carriage Services Inc. Class A	11,495	531
*	Boston Omaha Corp. Class A	14,805	529
*	Lumber Liquidators Holdings Inc.	24,475	511
[1]	Big 5 Sporting Goods Corp.	17,704	492
	Movado Group Inc.	13,355	483
*	Hovnanian Enterprises Inc. Class A	4,347	473
*	Green Brick Partners Inc.	18,717	468
*	Beazer Homes USA Inc.	24,897	466
	Ethan Allen Interiors Inc.	19,163	460
*	TravelCenters of America Inc.	10,612	445
*	Stoneridge Inc.	18,791	438
*	MarineMax Inc.	8,810	428
*	American Axle & Manufacturing Holdings Inc.	48,143	427
*	Lands' End Inc.	12,319	417
*	American Public Education Inc.	15,819	416
*	Chico's FAS Inc.	80,408	416
	Winmark Corp.	1,919	402
*,1	Genius Brands International Inc.	239,982	401
*	Coursera Inc.	10,245	394
	Kimball International Inc. Class B	30,717	383
*	Conn's Inc.	15,183	374
	A-Mark Precious Metals Inc.	7,415	360
*	Entercom Communications Corp. Class A	100,238	356
	Entravision Communications Corp. Class A	50,427	351
*	2U Inc.	9,458	350
*	Daily Journal Corp.	1,027	349
*	Stagwell Inc.	48,503	339
*	Cooper-Standard Holdings Inc.	14,300	333
*	American Outdoor Brands Inc.	11,980	333
*	Motorcar Parts of America Inc.	16,269	322
*	Shift Technologies Inc.	42,286	315
*	Container Store Group Inc.	27,030	314
*	Marcus Corp.	19,393	303
	Tilly's Inc. Class A	19,285	300
*	Bluegreen Vacations Holding Class A	12,859	294
*	El Pollo Loco Holdings Inc.	16,135	293
	Hooker Furniture Corp.	9,365	292
	Cato Corp. Class A	16,832	291
*	Chuy's Holdings Inc.	9,017	291
	Haverty Furniture Cos. Inc.	8,050	287
*	Cinemark Holdings Inc.	15,793	282
*	Central Garden & Pet Co.	6,095	281
	Rocky Brands Inc.	5,514	274
*	Barnes & Noble Education Inc.	32,679	267
*,1	Canoo Inc.	37,024	267
*	Vera Bradley Inc.	22,507	258
*	OneSpaWorld Holdings Ltd.	22,698	238
*	Mesa Air Group Inc.	29,152	233
	Rent-A-Center Inc.	3,699	233
*,1	CuriosityStream Inc.	18,221	228
	Hibbett Inc.	2,376	227

44

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
	Del Taco Restaurants Inc.	25,353	223
*	Eros STX Global Corp.	269,989	216
*	Nautilus Inc.	18,639	213
*	Denny's Corp.	12,712	210
	Rush Enterprises Inc. Class B	4,909	208
	Flexsteel Industries Inc.	5,657	198
	Johnson Outdoors Inc. Class A	1,683	193
	Lifetime Brands Inc.	10,533	193
*,1	XL Fleet Corp.	28,377	193
	Superior Group of Cos. Inc.	7,675	183
*	Fiesta Restaurant Group Inc.	15,000	180
*	iRobot Corp.	2,193	178
*	Chicken Soup For The Soul Entertainment Inc.	7,173	174
*	Alta Equipment Group Inc.	13,151	174
	Bassett Furniture Industries Inc.	7,921	170
*	Hall of Fame Resort & Entertainment Co.	46,742	157
*,1	Fisker Inc.	11,087	155
*	Lazydays Holdings Inc.	6,246	153
*	CarLotz Inc.	36,979	152
	Escalade Inc.	6,424	148
*	Legacy Housing Corp.	7,191	141
*	VOXX International Corp. Class A	13,239	139
*	Monarch Casino & Resort Inc.	2,080	132
	Carrols Restaurant Group Inc.	28,382	118
	National CineMedia Inc.	45,770	117
*	Biglari Holdings Inc. Class B	632	111
*	America's Car-Mart Inc.	804	104
*	Emerald Holding Inc.	20,528	102
*	Drive Shack Inc.	36,305	99
*	Fluent Inc.	35,303	96
	Global Industrial Co.	2,466	95
*	Houghton Mifflin Harcourt Co.	6,595	89
	Sturm Ruger & Co. Inc.	1,037	81
*	Tenneco Inc. Class A	5,106	80
*	Stonemor Inc.	27,369	79
*	Revlon Inc. Class A	6,249	71
*	Turtle Beach Corp.	2,330	66
	Hamilton Beach Brands Holding Co. Class A	3,851	65
*	BJ's Restaurants Inc.	1,413	60
	NL Industries Inc.	8,190	56
	Buckle Inc.	1,371	53
*	Liberty TripAdvisor Holdings Inc. Class A	14,121	53
	Shoe Carnival Inc.	1,308	50
*	Landsea Homes Corp.	5,128	45
	Nathan's Famous Inc.	634	42
	CompX International Inc.	1,610	37
*	Romeo Power Inc.	7,553	37
*	Thryv Holdings Inc.	1,036	32
*	PowerSchool Holdings Inc. Class A	920	32
*	Eastman Kodak Co.	2,139	16
*	Traeger Inc.	621	16
*	Figs Inc. Class A	340	14
*	Regis Corp.	2,185	12
*	Biglari Holdings Inc. Class A	12	10
*	F45 Training Holdings Inc.	657	9
*	Krispy Kreme Inc.	538	9
*	Snap One Holdings Corp.	402	8
		Shares	Market Value• ($000)
*	Mister Car Wash Inc.	341	7
*	Digital Media Solutions Inc. Class A	873	7
*	Xponential Fitness Inc. Class A	667	7
*	Weber Inc. Class A	352	6
*	European Wax Center Inc. Class A	187	5
*	Integral Ad Science Holding Corp.	178	4
*	Outbrain Inc.	255	4
*	Instructure Holdings Inc.	124	3
*	Torrid Holdings Inc.	88	2
*	Duolingo Inc.	12	2
			165,045
Consumer Staples (2.6%)
*	Simply Good Foods Co.	68,342	2,434
	Primo Water Corp.	134,244	2,384
	Edgewell Personal Care Co.	46,479	1,966
*	Hostess Brands Inc. Class A	112,144	1,790
*	TreeHouse Foods Inc.	44,530	1,669
[1]	B&G Foods Inc.	54,865	1,666
*	United Natural Foods Inc.	44,797	1,648
	Vector Group Ltd.	104,953	1,576
*	Sprouts Farmers Market Inc.	56,526	1,407
	Core-Mark Holding Co. Inc.	25,861	1,190
	Nu Skin Enterprises Inc. Class A	23,406	1,185
	Cal-Maine Foods Inc.	30,340	1,097
	Universal Corp.	20,566	1,041
	Fresh Del Monte Produce Inc.	28,527	938
*	Rite Aid Corp.	46,743	829
	Ingles Markets Inc. Class A	11,925	810
	Weis Markets Inc.	13,990	797
*	Chefs' Warehouse Inc.	24,881	752
	ACCO Brands Corp.	79,214	742
	SpartanNash Co.	30,452	655
*	Mission Produce Inc.	27,979	580
	Sanderson Farms Inc.	2,474	486
	Andersons Inc.	15,919	484
	Tootsie Roll Industries Inc.	13,239	419
*	Whole Earth Brands Inc.	31,780	398
*	BellRing Brands Inc. Class A	11,580	391
	Lancaster Colony Corp.	1,970	349
*	Seneca Foods Corp. Class A	5,495	269
*	Landec Corp.	22,250	241
	John B Sanfilippo & Son Inc.	2,565	218
*	HF Foods Group Inc.	30,432	179
	Nature's Sunshine Products Inc.	10,351	177
	Village Super Market Inc. Class A	7,246	162
	Limoneira Co.	9,650	159
	Oil-Dri Corp. of America	4,390	157
*	AquaBounty Technologies Inc.	29,709	138
*	Veru Inc.	15,257	136
	MGP Ingredients Inc.	1,965	128
*	Duckhorn Portfolio Inc.	5,686	122
	Natural Grocers by Vitamin Cottage Inc.	7,852	95
*	NewAge Inc.	49,898	88
*	Beauty Health Co.	3,339	86
	PetMed Express Inc.	2,340	64
*	Honest Co. Inc.	6,113	62
*	Laird Superfood Inc.	1,202	24

45

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
*	Zevia PBC Class A	330	5
			32,193
Energy (6.1%)
	Ovintiv Inc.	211,303	5,760
	Chesapeake Energy Corp.	84,243	4,702
	PDC Energy Inc.	84,932	3,546
*	ChampionX Corp.	141,780	3,308
	Equitrans Midstream Corp.	349,291	3,049
*	Range Resources Corp.	204,313	2,987
*	Antero Resources Corp.	215,024	2,950
	Murphy Oil Corp.	125,370	2,665
*	California Resources Corp.	71,823	2,458
	Helmerich & Payne Inc.	89,984	2,422
*	CNX Resources Corp.	186,857	2,123
	Arcosa Inc.	41,373	2,103
	SM Energy Co.	99,674	1,904
*	Renewable Energy Group Inc.	38,245	1,852
	World Fuel Services Corp.	53,398	1,728
*	Array Technologies Inc.	83,774	1,598
*	Whiting Petroleum Corp.	33,734	1,584
*	Green Plains Inc.	36,439	1,279
	Patterson-UTI Energy Inc.	160,120	1,243
*	Oceaneering International Inc.	84,780	1,043
*	Gevo Inc.	166,650	1,038
	Bonanza Creek Energy Inc.	26,249	1,021
*	Golar LNG Ltd.	87,459	984
*	Delek U.S. Holdings Inc.	55,987	958
*	Peabody Energy Corp.	58,872	941
	Warrior Met Coal Inc.	39,396	882
	Archrock Inc.	114,623	880
*	PBF Energy Inc. Class A	82,468	858
*	Arch Resources Inc.	10,320	781
*	Dril-Quip Inc.	30,300	736
*	NOW Inc.	93,718	720
	Brigham Minerals Inc. Class A	37,082	709
*	Centennial Resource Development Inc. Class A	134,561	686
	Northern Oil and Gas Inc.	40,663	675
*	CONSOL Energy Inc.	29,326	669
*	ProPetro Holding Corp.	72,592	562
*	MRC Global Inc.	68,458	561
*	Nabors Industries Ltd. (XNYS)	6,015	507
*	Liberty Oilfield Services Inc. Class A	48,078	491
	SunCoke Energy Inc.	70,705	491
*	NexTier Oilfield Solutions Inc.	131,343	473
*	Comstock Resources Inc.	77,795	460
*	Helix Energy Solutions Group Inc.	121,620	457
*	Laredo Petroleum Inc.	7,792	421
*	Tidewater Inc.	34,533	397
*	FuelCell Energy Inc.	63,321	395
*	REX American Resources Corp.	4,514	383
*	Extraction Oil & Gas Inc.	7,998	364
	CVR Energy Inc.	25,151	362
*	Frank's International NV	121,153	349
	Berry Corp.	57,284	344
*	American Superconductor Corp.	22,875	341
*	Talos Energy Inc.	26,507	329
*	Oil States International Inc.	51,492	302
*	SunPower Corp.	13,942	300
		Shares	Market Value• ($000)
*	National Energy Services Reunited Corp.	25,306	287
*	Penn Virginia Corp.	13,092	271
*	Select Energy Services Inc. Class A	50,201	269
*	W&T Offshore Inc.	79,768	260
*	Matrix Service Co.	22,161	250
*	Centrus Energy Corp. Class A	8,036	232
	Oasis Petroleum Inc.	2,558	221
*,1	Aemetis Inc.	19,733	219
*	RPC Inc.	57,235	219
*	Newpark Resources Inc.	75,848	199
*	Bristow Group Inc.	5,493	173
*	FTS International Inc. Class A	7,558	168
	Altus Midstream Co. Class A	2,541	166
*	Callon Petroleum Co.	4,544	155
	Solaris Oilfield Infrastructure Inc. Class A	19,371	144
*	Earthstone Energy Inc. Class A	16,889	140
*	Par Pacific Holdings Inc.	5,616	93
*	TETRA Technologies Inc.	23,985	78
[1]	HighPeak Energy Inc.	4,238	41
	Riley Exploration Permian Inc.	1,713	35
*	Beam Global	1,063	33
*	Advent Technologies Holdings Inc.	3,526	26
	Falcon Minerals Corp.	5,731	25
*	Nabors Industries Ltd. Warrants Exp. 6/11/26	2,380	14
			74,849
Financials (25.6%)
	CIT Group Inc.	84,676	4,693
	Valley National Bancorp	341,772	4,457
	Essent Group Ltd.	94,347	4,442
	Selective Insurance Group Inc.	50,719	4,239
	South State Corp.	60,484	4,148
	Blackstone Mortgage Trust Inc. Class A	118,225	3,879
	Radian Group Inc.	164,112	3,878
	United Bankshares Inc.	106,564	3,871
	Glacier Bancorp Inc.	71,418	3,804
	Navient Corp.	150,263	3,488
	UMB Financial Corp.	37,359	3,421
	Hancock Whitney Corp.	73,855	3,394
	Community Bank System Inc.	45,633	3,377
	BankUnited Inc.	79,501	3,341
*,1	Marathon Digital Holdings Inc.	76,607	3,109
	Chimera Investment Corp.	196,501	3,010
	Home BancShares Inc.	130,017	2,880
	Ameris Bancorp	56,848	2,799
	CNO Financial Group Inc.	112,031	2,740
	FirstCash Inc.	31,937	2,737
	Federated Hermes Inc.	80,859	2,735
	Pacific Premier Bancorp Inc.	67,941	2,715
*	Enstar Group Ltd.	11,739	2,708
	Associated Banc-Corp.	129,136	2,663
	Simmons First National Corp. Class A	91,664	2,663
	Cathay General Bancorp	65,421	2,602
*	LendingClub Corp.	82,449	2,561
	BancorpSouth Bank	87,018	2,552

46

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
	Walker & Dunlop Inc.	22,452	2,493
	Atlantic Union Bankshares Corp.	67,232	2,488
*	Cannae Holdings Inc.	74,649	2,383
*	Mr Cooper Group Inc.	60,614	2,357
	Old National Bancorp	141,232	2,353
	First BanCorp. (XNYS)	184,246	2,345
	American Equity Investment Life Holding Co.	72,962	2,312
	Eastern Bankshares Inc.	115,723	2,289
	Independent Bank Group Inc.	32,119	2,262
	CVB Financial Corp.	110,327	2,246
	United Community Banks Inc.	74,297	2,242
	Columbia Banking System Inc.	61,420	2,233
	Flagstar Bancorp Inc.	44,562	2,204
	Piper Sandler Cos.	15,158	2,166
	Independent Bank Corp. (XNGS)	28,136	2,158
	Fulton Financial Corp.	135,774	2,152
*	Axos Financial Inc.	44,089	2,137
	Washington Federal Inc.	61,734	2,056
	PennyMac Financial Services Inc.	30,210	2,010
	Arbor Realty Trust Inc.	109,119	1,995
	First Financial Bancorp	82,164	1,932
	International Bancshares Corp.	45,897	1,922
	First Merchants Corp.	46,234	1,903
	WesBanco Inc.	55,888	1,900
	Goosehead Insurance Inc. Class A	12,777	1,875
	Apollo Commercial Real Estate Finance Inc.	120,144	1,868
	Hilltop Holdings Inc.	55,193	1,847
*	Texas Capital Bancshares Inc.	27,048	1,839
	WSFS Financial Corp.	40,205	1,826
	First Midwest Bancorp Inc.	97,331	1,823
	MFA Financial Inc.	378,851	1,818
	Investors Bancorp Inc.	125,294	1,793
	Two Harbors Investment Corp.	267,492	1,765
	Towne Bank	57,465	1,751
	Sandy Spring Bancorp Inc.	39,676	1,729
	Trustmark Corp.	54,056	1,709
	Banner Corp.	29,673	1,697
	Renasant Corp.	47,341	1,662
*	PRA Group Inc.	38,901	1,634
	Heartland Financial USA Inc.	34,450	1,620
*	Genworth Financial Inc. Class A	431,144	1,617
	iStar Inc.	60,531	1,601
	Eagle Bancorp Inc.	27,103	1,564
	First Interstate BancSystem Inc. Class A	35,076	1,545
*	NMI Holdings Inc. Class A	67,432	1,522
	Seacoast Banking Corp. of Florida	46,821	1,495
	Horace Mann Educators Corp.	35,728	1,465
	Cadence BanCorp. Class A	67,757	1,457
	Moelis & Co. Class A	23,455	1,453
	BGC Partners Inc. Class A	282,018	1,452
	Park National Corp.	12,349	1,448
	Stewart Information Services Corp.	22,862	1,439
		Shares	Market Value• ($000)
	Provident Financial Services Inc.	65,099	1,437
	Argo Group International Holdings Ltd.	27,169	1,437
	Bank of NT Butterfield & Son Ltd.	42,929	1,430
	New York Mortgage Trust Inc.	322,903	1,427
	Hope Bancorp Inc.	101,979	1,406
	Enterprise Financial Services Corp.	30,714	1,379
	Great Western Bancorp Inc.	44,500	1,378
	Northwest Bancshares Inc.	104,119	1,356
	Lakeland Financial Corp.	19,559	1,299
	PennyMac Mortgage Investment Trust	66,913	1,299
*	Encore Capital Group Inc.	26,258	1,292
	NBT Bancorp Inc.	35,899	1,287
	Capitol Federal Financial Inc.	110,617	1,277
	Veritex Holdings Inc.	35,076	1,260
	Westamerica BanCorp.	22,164	1,258
	American National Group Inc.	6,335	1,219
	Redwood Trust Inc.	96,107	1,198
	Nelnet Inc. Class A	14,424	1,167
	ProAssurance Corp.	45,714	1,166
	Broadmark Realty Capital Inc.	109,259	1,148
	Berkshire Hills Bancorp Inc.	43,780	1,122
	B Riley Financial Inc.	16,957	1,111
*	Bancorp Inc.	44,966	1,109
	Ladder Capital Corp. Class A	96,709	1,103
	First Commonwealth Financial Corp.	81,175	1,097
	OceanFirst Financial Corp.	50,820	1,080
	FB Financial Corp.	26,047	1,073
	OFG Bancorp	43,292	1,031
	City Holding Co.	13,173	1,026
	First Busey Corp.	43,195	1,024
*	Enova International Inc.	30,846	1,017
	Safety Insurance Group Inc.	12,445	1,012
	Employers Holdings Inc.	24,488	1,008
	First BanCorp.	23,964	1,001
	Southside Bancshares Inc.	26,494	999
	Dime Community Bancshares Inc.	29,883	986
	S&T Bancorp Inc.	32,924	981
	Brookline Bancorp Inc.	65,283	977
	Tompkins Financial Corp.	12,274	977
	Customers Bancorp Inc.	23,579	976
	Premier Financial Corp.	31,830	968
	James River Group Holdings Ltd.	25,809	949
	National Bank Holdings Corp. Class A	25,112	942
	AMERISAFE Inc.	16,286	937
	Meta Financial Group Inc.	18,988	934
	TriCo Bancshares	23,467	928
*	StoneX Group Inc.	13,046	909
	ConnectOne Bancorp Inc.	31,724	908
	BancFirst Corp.	14,630	827
	Meridian Bancorp Inc.	39,744	826
	First Foundation Inc.	33,859	814
	Cowen Inc. Class A	22,082	796
	German American Bancorp Inc.	21,007	785
	Washington Trust Bancorp Inc.	14,565	776
	Heritage Financial Corp.	30,170	768
	Federal Agricultural Mortgage Corp. Class C	7,771	761

47

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
	State Auto Financial Corp.	14,980	758
	Ready Capital Corp.	49,213	753
	Preferred Bank	11,734	750
	Stock Yards Bancorp Inc.	14,393	742
*	SiriusPoint Ltd.	75,131	737
	HomeStreet Inc.	17,696	723
	BrightSpire Capital Inc. Class A	71,788	719
*	World Acceptance Corp.	3,738	710
	Lakeland Bancorp Inc.	41,580	702
	First Bancorp Inc. (XNMS)	17,215	698
	Banc of California Inc.	38,405	690
	Bryn Mawr Bank Corp.	16,827	687
	1st Source Corp.	14,544	684
	QCR Holdings Inc.	13,080	679
	Univest Financial Corp.	24,587	666
	Invesco Mortgage Capital Inc.	211,089	659
	Northfield Bancorp Inc.	38,948	658
	ARMOUR Residential REIT Inc.	60,169	653
	Horizon Bancorp Inc.	36,396	650
	Ellington Financial Inc.	34,921	647
	TPG RE Finance Trust Inc.	51,114	644
	Origin Bancorp Inc.	15,614	643
	Granite Point Mortgage Trust Inc.	46,562	641
	Harborone Bancorp Inc.	42,912	606
	Allegiance Bancshares Inc.	16,184	602
	Altabancorp	14,444	600
*	MoneyGram International Inc.	66,295	596
	Central Pacific Financial Corp.	23,512	595
	KKR Real Estate Finance Trust Inc.	27,880	595
	Camden National Corp.	12,543	585
	First Mid Bancshares Inc.	14,191	580
*	Nicolet Bankshares Inc.	7,592	580
	Flushing Financial Corp.	25,066	575
*	eHealth Inc.	14,617	565
	Heritage Commerce Corp.	49,699	560
	Capstead Mortgage Corp.	81,147	559
	Kearny Financial Corp.	43,743	555
	Community Trust Bancorp Inc.	13,237	551
	HCI Group Inc.	4,888	546
*	Ambac Financial Group Inc.	38,668	545
	Byline Bancorp Inc.	21,693	534
	Sculptor Capital Management Inc. Class A	18,396	521
	ServisFirst Bancshares Inc.	7,088	520
	Peapack-Gladstone Financial Corp.	15,581	519
	TrustCo Bank Corp. NY	16,083	516
	Houlihan Lokey Inc. Class A	5,619	507
	Hanmi Financial Corp.	25,947	500
	Cambridge Bancorp	5,801	497
*	TriState Capital Holdings Inc.	24,604	497
	Bank of Marin Bancorp	13,565	491
	Great Southern Bancorp Inc.	9,011	491
	National Western Life Group Inc. Class A	2,182	484
	Peoples Bancorp Inc.	15,321	479
*	Metropolitan Bank Holding Corp.	6,091	477
*	Amerant Bancorp Inc. (XNGS)	17,851	474
		Shares	Market Value• ($000)
	Diamond Hill Investment Group Inc.	2,582	473
	Midland States Bancorp Inc.	18,453	467
	Dynex Capital Inc.	26,121	464
	United Fire Group Inc.	17,871	464
	First Community Bankshares Inc.	14,614	457
*	MBIA Inc.	40,760	456
	Banco Latinoamericano de Comercio Exterior SA Class E	26,343	449
*	Oportun Financial Corp.	17,726	448
*	Blucora Inc.	26,078	428
	CBTX Inc.	15,660	426
	Financial Institutions Inc.	13,313	423
	Arrow Financial Corp.	11,415	421
	Mercantile Bank Corp.	13,452	420
	First Financial Corp.	10,248	414
	First of Long Island Corp.	19,469	413
*	Assetmark Financial Holdings Inc.	15,259	410
	Republic Bancorp Inc. Class A	8,165	409
*	Atlantic Capital Bancshares Inc.	16,721	405
	Bank First Corp.	5,680	403
[1]	Orchid Island Capital Inc.	80,224	403
	Business First Bancshares Inc.	16,472	394
*	Columbia Financial Inc.	21,769	392
	Alerus Financial Corp.	12,827	383
	Hingham Institution for Savings	1,168	379
	Reliant Bancorp Inc.	12,941	375
	Independent Bank Corp.	17,754	372
*	Equity Bancshares Inc. Class A	11,501	369
	Capstar Financial Holdings Inc.	17,390	366
	Oppenheimer Holdings Inc. Class A	7,842	365
	First Financial Bankshares Inc.	7,628	363
	MidWestOne Financial Group Inc.	12,304	361
	HomeTrust Bancshares Inc.	12,914	359
	Waterstone Financial Inc.	17,291	351
	Farmers National Banc Corp.	22,129	345
	Bar Harbor Bankshares	12,557	344
	West BanCorp. Inc	11,140	341
	CNB Financial Corp.	13,668	336
	Citizens & Northern Corp.	13,298	334
	MVB Financial Corp.	8,369	331
	Universal Insurance Holdings Inc.	23,015	328
	Primis Financial Corp.	20,955	314
	Civista Bancshares Inc.	13,214	311
	Merchants Bancorp	8,419	309
	American National Bankshares Inc.	9,024	308
	Sierra Bancorp	11,931	303
	Southern Missouri Bancorp Inc.	6,584	297
	SmartFinancial Inc.	11,756	294
*	EZCorp. Inc. Class A	41,887	289
	RLI Corp.	2,547	278
	Old Second Bancorp Inc.	23,594	277
	RBB Bancorp	10,772	277

48

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
	Peoples Financial Services Corp.	5,970	275
*	CrossFirst Bankshares Inc.	20,656	273
*	Carter Bankshares Inc.	22,235	271
	Century Bancorp Inc. Class A	2,353	269
	Capital City Bank Group Inc.	11,451	266
	Enterprise Bancorp Inc.	7,884	266
	First Bancorp Inc. (XNGS)	8,805	261
	Great Ajax Corp.	18,462	261
	Blue Ridge Bankshares Inc.	14,717	261
	Spirit of Texas Bancshares Inc.	10,875	257
	PJT Partners Inc. Class A	3,232	255
	Regional Management Corp.	4,266	254
*	Citizens Inc. Class A	42,406	253
	Metrocity Bankshares Inc.	12,214	253
	Home Bancorp Inc.	6,512	244
	First Internet Bancorp	7,900	235
	Guaranty Bancshares Inc.	6,787	233
	Summit Financial Group Inc.	9,670	231
*	Bridgewater Bancshares Inc.	13,987	229
*	Howard Bancorp Inc.	11,204	223
	Mid Penn Bancorp Inc.	8,360	222
	Orrstown Financial Services Inc.	9,269	221
*	Southern First Bancshares Inc.	4,290	219
	Provident Bancorp Inc.	13,438	218
	Northrim BanCorp Inc.	5,153	216
	FS Bancorp Inc.	6,224	213
	PCSB Financial Corp.	11,584	211
	South Plains Financial Inc.	9,040	210
*	Ocwen Financial Corp.	6,948	197
	Tiptree Inc.	19,299	195
	Premier Financial Bancorp Inc.	10,752	194
*	Greenlight Capital Re Ltd. Class A	23,070	194
	Red River Bancshares Inc.	3,860	194
	Donegal Group Inc. Class A	12,504	188
	Amalgamated Financial Corp.	12,045	187
	WisdomTree Investments Inc.	29,424	186
*	Maiden Holdings Ltd.	59,077	185
	Macatawa Bank Corp.	22,364	184
	Fidelity D&D Bancorp Inc.	3,414	184
	Independence Holding Co.	3,632	182
	Investors Title Co.	936	180
	First Bank	13,251	176
	Luther Burbank Corp.	12,495	162
	Capital Bancorp Inc.	6,590	156
*	Finance of America Cos. Inc. Class A	28,420	156
	Marlin Business Services Corp.	6,901	154
*	Trean Insurance Group Inc.	14,972	153
	Crawford & Co. Class A	14,296	143
*	NI Holdings Inc.	7,261	142
	Heritage Insurance Holdings Inc.	19,864	139
	HBT Financial Inc.	8,169	134
	AFC Gamma Inc.	6,174	132
*	Pioneer Bancorp Inc.	10,523	129
*	Republic First Bancorp Inc.	37,989	127
*,1	MetroMile Inc.	31,206	125
*	Triumph Bancorp Inc.	1,338	110
*	Velocity Financial LLC	7,292	94
		Shares	Market Value• ($000)
*	Coastal Financial Corp.	2,545	75
	Five Star Bancorp	2,798	67
	United Insurance Holdings Corp.	16,292	62
	Associated Capital Group Inc. Class A	1,371	51
*	Ryan Specialty Group Holdings Inc. Class A	1,187	39
	GCM Grosvenor Inc. Class A	2,947	33
	Home Point Capital Inc.	6,450	26
	GAMCO Investors Inc. Class A	490	13
	Angel Oak Mortgage Inc.	581	10
*	U.S. Century Bank Class A	122	2
			316,569
Health Care (10.9%)
*	Tenet Healthcare Corp.	79,874	6,018
*	Invitae Corp.	127,179	3,768
*	Option Care Health Inc.	110,104	2,945
*	Pacific Biosciences of California Inc.	90,215	2,825
*	Integer Holdings Corp.	28,085	2,775
*	Veracyte Inc.	57,636	2,773
*	Turning Point Therapeutics Inc.	34,943	2,691
*	Emergent BioSolutions Inc.	41,881	2,642
*	Arena Pharmaceuticals Inc.	47,314	2,504
*	Prestige Consumer Healthcare Inc.	42,737	2,453
*	Agios Pharmaceuticals Inc.	52,688	2,354
*	Myriad Genetics Inc.	65,425	2,341
*	BioCryst Pharmaceuticals Inc.	136,417	2,172
*	Biohaven Pharmaceutical Holding Co. Ltd.	15,130	1,986
*	Magellan Health Inc.	20,297	1,920
*	American Well Corp. Class A	166,621	1,785
*	Multiplan Corp.	288,404	1,730
	Patterson Cos. Inc.	54,366	1,666
*	AdaptHealth Corp. Class A	67,477	1,622
*,1	Inovio Pharmaceuticals Inc.	177,172	1,531
*	Bridgebio Pharma Inc.	30,334	1,520
*	Ligand Pharmaceuticals Inc.	11,377	1,505
*	Atea Pharmaceuticals Inc.	50,350	1,496
*	ModivCare Inc.	7,124	1,405
*	Fulgent Genetics Inc.	15,134	1,381
*	Avanos Medical Inc.	40,992	1,353
*	Evolent Health Inc. Class A	53,251	1,308
*	Lantheus Holdings Inc.	49,436	1,304
*	OPKO Health Inc.	337,296	1,302
*	REVOLUTION Medicines Inc.	43,721	1,272
*	Trillium Therapeutics Inc.	70,520	1,215
*	Supernus Pharmaceuticals Inc.	41,825	1,151
*	Brookdale Senior Living Inc.	157,251	1,148
*	Arcus Biosciences Inc.	38,868	1,134
*	Bluebird Bio Inc.	58,021	1,062
*	Translate Bio Inc.	27,646	1,034
*	Travere Thrapeutics Inc.	46,255	1,010
*	Kura Oncology Inc.	54,595	1,008
*	Arcturus Therapeutics Holdings Inc.	17,949	984
*	Atara Biotherapeutics Inc.	65,160	976
*	MEDNAX Inc.	30,381	976
*	MannKind Corp.	188,489	905
*	AngioDynamics Inc.	31,468	891
*	Enanta Pharmaceuticals Inc.	14,927	854

49

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
*	Haemonetics Corp.	13,596	853
*	Varex Imaging Corp.	28,258	824
*	Allogene Therapeutics Inc.	34,525	823
	Healthcare Services Group Inc.	30,265	792
	National HealthCare Corp.	10,669	788
*	Vanda Pharmaceuticals Inc.	46,531	779
*	Natus Medical Inc.	28,681	761
*	Sutro Biopharma Inc.	34,360	746
*	Innoviva Inc.	47,685	728
*	NextGen Healthcare Inc.	47,711	728
*	Livanova plc	8,731	722
*	Zogenix Inc.	48,436	717
*	Triple-S Management Corp. Class B	19,321	686
*	Orthofix Medical Inc.	16,094	682
*	ChemoCentryx Inc.	42,836	677
*	Addus HomeCare Corp.	7,511	675
*	OraSure Technologies Inc.	60,831	666
*	Forma Therapeutics Holdings Inc.	27,351	657
*	HealthStream Inc.	21,486	653
*	Meridian Bioscience Inc.	32,192	652
*	IVERIC bio Inc.	61,569	651
*	Vaxcyte Inc.	24,032	630
*	Kronos Bio Inc.	29,059	608
*	Cara Therapeutics Inc.	37,793	596
*	Personalis Inc.	27,944	592
*	ImmunityBio Inc.	50,491	575
*	Krystal Biotech Inc.	9,799	568
*	Fulcrum Therapeutics Inc.	18,859	560
*	NGM Biopharmaceuticals Inc.	24,277	530
*	Anika Therapeutics Inc.	12,268	529
*	Gossamer Bio Inc.	52,904	526
*	REGENXBIO Inc.	16,041	518
*	Syndax Pharmaceuticals Inc.	28,902	505
*	Rhythm Pharmaceuticals Inc.	37,453	487
*	Avidity Biosciences Inc.	21,309	487
*	iTeos Therapeutics Inc.	17,174	487
*	ORIC Pharmaceuticals Inc.	21,579	477
*	MiMedx Group Inc.	31,364	463
*	ImmunoGen Inc.	76,096	460
*	Catalyst Pharmaceuticals Inc.	82,544	455
*	Prothena Corp. plc	6,702	450
*	Arcutis Biotherapeutics Inc.	21,176	448
*	Endo International plc	195,370	447
*	TCR2 Therapeutics Inc.	26,338	442
*	Annexon Inc.	26,517	434
*	Amphastar Pharmaceuticals Inc.	22,026	433
*	Dyne Therapeutics Inc.	25,545	432
*	Computer Programs and Systems Inc.	11,968	426
*	Ideaya Biosciences Inc.	18,137	426
*	AnaptysBio Inc.	16,387	420
*	Altimmune Inc.	27,792	417
*	Fluidigm Corp.	57,692	416
	Owens & Minor Inc.	10,735	400
*	Viking Therapeutics Inc.	59,545	394
*	Nkarta Inc.	11,999	388
*	Passage Bio Inc.	31,534	379
*	Praxis Precision Medicines Inc.	19,045	378
*	UFP Technologies Inc.	5,373	376
*	Celldex Therapeutics Inc.	7,132	375
*	Geron Corp. (XNGS)	256,576	372
		Shares	Market Value• ($000)
*	Chinook Therapeutics Inc.	26,738	363
*	Tivity Health Inc.	15,375	357
*,1	Atossa Therapeutics Inc.	92,503	352
*	Merit Medical Systems Inc.	4,797	344
*	Reata Pharmaceuticals Inc. Class A	3,058	326
*	Provention Bio Inc.	47,184	317
*	Seer Inc. Class A	7,929	317
*	Gritstone bio Inc.	34,324	316
*	Asensus Surgical Inc.	137,663	303
*	Blueprint Medicines Corp.	3,239	302
*	MeiraGTx Holdings plc	23,728	297
*	Cullinan Oncology Inc.	10,520	297
*	Selecta Biosciences Inc.	68,283	296
*	Athira Pharma Inc.	27,439	291
*	Eagle Pharmaceuticals Inc.	5,280	282
*	Lineage Cell Therapeutics Inc.	103,131	260
*	SQZ Biotechnologies Co.	19,360	257
*	Homology Medicines Inc.	35,652	256
*	ANI Pharmaceuticals Inc.	8,337	253
*	Aeglea BioTherapeutics Inc.	34,372	249
*	Neogen Corp.	5,583	244
*	Akouos Inc.	20,424	243
*	Invacare Corp.	28,593	242
*	Mersana Therapeutics Inc.	17,401	242
*	Kinnate Biopharma Inc.	10,962	242
*	Silverback Therapeutics Inc.	10,825	238
*	Cymabay Therapeutics Inc.	59,075	234
*	iBio Inc.	183,715	233
*	Akebia Therapeutics Inc.	77,999	229
	Utah Medical Products Inc.	2,583	229
*	4D Molecular Therapeutics Inc.	7,495	229
*	Cardiff Oncology Inc.	30,747	225
*	SeaSpine Holdings Corp.	13,331	224
*	Kezar Life Sciences Inc.	29,252	223
*	Viracta Therapeutics Inc.	24,142	223
*	Eiger BioPharmaceuticals Inc.	27,230	222
*	Replimune Group Inc.	6,854	218
*	Citius Pharmaceuticals Inc.	96,574	217
*	Poseida Therapeutics Inc.	24,467	211
*	Frequency Therapeutics Inc.	27,200	210
*	G1 Therapeutics Inc.	13,704	207
*	Avrobio Inc.	30,851	205
*	Arbutus Biopharma Corp.	59,650	205
	XBiotech Inc.	12,602	201
*	Sorrento Therapeutics Inc.	22,246	200
*	EyePoint Pharmaceuticals Inc.	17,982	197
*	Black Diamond Therapeutics Inc.	19,384	196
*	Tonix Pharmaceuticals Holding Corp.	277,771	196
*	CorMedix Inc.	29,201	189
*	Inozyme Pharma Inc.	12,242	189
*	Neoleukin Therapeutics Inc.	22,943	187
*	Cogent Biosciences Inc.	22,591	187
*	Castlight Health Inc. Class B	101,508	184
*	Foghorn Therapeutics Inc.	14,163	184
*	Prometheus Biosciences Inc.	8,376	183
*	Mustang Bio Inc.	59,205	180
*	NanoString Technologies Inc.	3,086	180
*	Adverum Biotechnologies Inc.	73,848	179
*	Surface Oncology Inc.	28,299	179

50

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
*	Oncorus Inc.	17,376	179
*	Bolt Biotherapeutics Inc.	9,866	175
*	Jounce Therapeutics Inc.	28,044	174
*	Relay Therapeutics Inc.	5,427	174
*	Oncternal Therapeutics Inc.	37,628	170
*	Community Health Systems Inc.	13,737	169
*	Kiniksa Pharmaceuticals Ltd. Class A	13,428	169
*	Olema Pharmaceuticals Inc.	5,535	166
*	Lexicon Pharmaceuticals Inc.	34,535	163
*	Viemed Healthcare Inc.	25,308	162
*	Cytokinetics Inc.	4,735	156
*	DarioHealth Corp.	11,463	155
*	89bio Inc.	8,293	153
*	Instil Bio Inc.	7,932	150
*	Adicet Bio Inc.	17,803	149
*	Recursion Pharmaceuticals Inc. Class A	5,913	149
*	XOMA Corp.	4,760	148
*	Deciphera Pharmaceuticals Inc.	4,620	146
*	Scholar Rock Holding Corp.	3,666	145
*	Solid Biosciences Inc.	50,703	137
*	Syros Pharmaceuticals Inc.	25,264	134
*	Atreca Inc. Class A	22,100	130
*	Immunic Inc.	13,195	130
*	Vor BioPharma Inc.	8,772	129
*	Akero Therapeutics Inc.	5,381	128
*	Chimerix Inc.	17,562	125
*	Misonix Inc.	4,826	123
*	Trevena Inc.	92,164	122
*	Apria Inc.	3,332	119
*	Oyster Point Pharma Inc.	8,940	118
*	KemPharm Inc.	12,496	116
*	Castle Biosciences Inc.	1,471	113
*	Athenex Inc.	30,292	111
*	Crinetics Pharmaceuticals Inc.	4,387	103
*	Sangamo Therapeutics Inc.	10,405	103
*	CryoLife Inc.	3,849	101
*	Talis Biomedical Corp.	12,272	99
*	Immunovant Inc.	11,353	98
*	MacroGenics Inc.	4,011	95
*	Ikena Oncology Inc.	7,117	92
*	Albireo Pharma Inc.	2,930	90
*	Exagen Inc.	6,282	89
*	Shattuck Labs Inc.	4,073	86
*	Curis Inc.	9,493	84
*	Finch Therapeutics Group Inc.	5,866	83
*	VistaGen Therapeutics Inc.	26,517	81
*	UroGen Pharma Ltd.	4,550	80
*	Vaxart Inc.	8,874	79
*	Gemini Therapeutics Inc.	15,658	77
*	Nurix Therapeutics Inc.	2,371	76
*	Design Therapeutics Inc.	4,789	75
*	FibroGen Inc.	6,301	73
*	Avid Bioservices Inc.	2,970	72
*	Sensei Biotherapeutics Inc.	6,607	71
*	Alphatec Holdings Inc.	4,669	68
*	VBI Vaccines Inc.	18,370	66
*	Taysha Gene Therapies Inc.	3,265	65
*	Oncocyte Corp.	15,544	64
*	Precigen Inc.	10,332	62
*	Applied Therapeutics Inc.	3,723	58
*	Generation Bio Co.	2,310	58
*	Spruce Biosciences Inc.	7,401	57
		Shares	Market Value• ($000)
*	Portage Biotech Inc.	2,594	53
*	Clene Inc.	6,404	51
*	Kala Pharmaceuticals Inc.	13,688	46
*	Hookipa Pharma Inc.	6,445	44
*	Nuvation Bio Inc.	4,799	44
*	Tarsus Pharmaceuticals Inc.	1,618	43
*	CytomX Therapeutics Inc.	8,231	42
*	Athersys Inc.	24,070	40
*	Terns Pharmaceuticals Inc.	2,897	39
*	Werewolf Therapeutics Inc.	2,120	38
*	Sientra Inc.	6,135	37
*	Rain Therapeutics Inc.	2,090	37
*	Harvard Bioscience Inc.	4,295	35
*	Sigilon Therapeutics Inc.	5,760	34
*	Theravance Biopharma Inc.	3,843	32
*	CEL-SCI Corp.	2,651	31
*	Pliant Therapeutics Inc.	1,708	31
*	Brooklyn ImmunoTherapeutics Inc.	2,556	31
*	Spero Therapeutics Inc.	1,553	30
*	NexImmune Inc.	2,031	29
*	Sana Biotechnology Inc.	1,230	29
*	Talaris Therapeutics Inc.	2,496	29
*	Infinity Pharmaceuticals Inc.	7,775	28
*	Impel Neuropharma Inc.	1,494	28
*	Magenta Therapeutics Inc.	3,932	25
*	Mirum Pharmaceuticals Inc.	1,566	25
*	Ardelyx Inc.	17,351	24
*	Doximity Inc. Class A	260	24
*	NantHealth Inc.	10,017	22
*	SOC Telemed Inc. Class A	7,327	20
*	Adagio Therapeutics Inc.	466	16
*	Neuronetics Inc.	2,212	15
*	Reneo Pharmaceuticals Inc.	1,374	15
*	Nuvalent Inc. Class A	417	15
*	Eliem Therapeutics Inc.	559	14
*	Verve Therapeutics Inc.	188	13
*	Avalo Therapeutics Inc.	4,231	13
*	Kaleido Biosciences Inc.	1,995	12
*	Monte Rosa Therapeutics Inc.	295	11
*	Forian Inc.	805	10
*	Bright Health Group Inc.	1,029	10
*	Immuneering Corp. Class A	399	10
*	Bioventus Inc. Class A	614	9
*	RxSight Inc.	592	9
*	Caribou Biosciences Inc.	330	9
*	Tenaya Therapeutics Inc.	449	9
*	Day One Biopharmaceuticals Inc.	230	6
*	Cytek Biosciences Inc.	284	6
*	Omega Therapeutics Inc.	307	6
*	Convey Holding Parent Inc.	587	5
*	Lyell Immunopharma Inc.	334	5
*	Icosavax Inc.	142	5
*	Cyteir Therapeutics Inc.	207	4
*	Rani Therapeutics Holdings Inc. Class A	210	4
*	Sight Sciences Inc.	129	4
*	TScan Therapeutics Inc.	395	4
*	CVRx Inc.	160	3
*	Alpha Teknova Inc.	177	3
*	Janux Therapeutics Inc.	87	3
*	Candel Therapeutics Inc.	334	3
*	Erasca Inc.	127	3
*	Imago Biosciences Inc.	127	3
*	In8bio Inc.	448	3

51

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
*	Sera Prognostics Inc. Class A	316	3
*	Singular Genomics Systems Inc.	122	2
*	Vera Therapeutics Inc.	160	2
*	Century Therapeutics Inc.	90	2
*	Codex DNA Inc.	146	2
*	Graphite Bio Inc.	89	2
*	Elevation Oncology Inc.	189	2
*	LifeStance Health Group Inc.	167	2
*	Absci Corp.	115	2
*	Rallybio Corp.	161	2
*	Rapid Micro Biosystems Inc. Class A	101	2
*,2	PDL BioPharma Inc.	270	1
			134,899
Industrials (14.7%)
	EMCOR Group Inc.	41,512	5,044
*	WESCO International Inc.	31,296	3,662
*,3	API Group Corp.	154,059	3,573
*	Resideo Technologies Inc.	109,041	3,516
*	Summit Materials Inc. Class A	100,138	3,372
	Altra Industrial Motion Corp.	55,344	3,241
	Korn Ferry	45,601	3,224
	Triton International Ltd.	57,024	3,120
	UniFirst Corp.	12,890	2,953
	Rexnord Corp.	48,309	2,935
	Matson Inc.	36,654	2,902
	ABM Industries Inc.	57,593	2,852
	GATX Corp.	30,154	2,765
	EnerSys	32,663	2,763
	SPX FLOW Inc.	33,051	2,662
	Kennametal Inc.	71,164	2,646
	HB Fuller Co.	36,513	2,467
*	Chart Industries Inc.	12,458	2,347
	Werner Enterprises Inc.	47,025	2,218
	Belden Inc.	37,836	2,166
	Trinity Industries Inc.	74,127	2,152
	Brady Corp. Class A	40,322	2,150
*	Green Dot Corp. Class A	41,087	2,146
	Mueller Water Products Inc. Class A	125,613	2,088
*	Fluor Corp.	121,412	2,023
*	Kratos Defense & Security Solutions Inc.	81,326	2,010
*	Hub Group Inc. Class A	28,340	1,989
	Moog Inc. Class A	24,801	1,970
	Maxar Technologies Inc.	61,290	1,948
	Otter Tail Corp.	35,191	1,931
	Barnes Group Inc.	40,489	1,930
	ManTech International Corp. Class A	23,474	1,858
*	GMS Inc.	36,587	1,808
	ESCO Technologies Inc.	20,055	1,807
*	Atlas Air Worldwide Holdings Inc.	24,625	1,802
	Macquarie Infrastructure Corp.	44,650	1,779
	Watts Water Technologies Inc. Class A	10,310	1,769
	Albany International Corp. Class A	20,943	1,640
	Granite Construction Inc.	39,207	1,589
	EnPro Industries Inc.	17,563	1,502
*	Gibraltar Industries Inc.	20,049	1,497
	ICF International Inc.	15,849	1,484
*	Proto Labs Inc.	19,983	1,482
		Shares	Market Value• ($000)
	Encore Wire Corp.	17,236	1,465
*	CBIZ Inc.	42,628	1,454
	ArcBest Corp.	21,688	1,447
*	Air Transport Services Group Inc.	50,210	1,375
	Deluxe Corp.	35,815	1,374
	Hillenbrand Inc.	28,803	1,337
*	OSI Systems Inc.	13,033	1,290
	Greenbrier Cos. Inc.	27,479	1,212
	Greif Inc. Class A	18,817	1,192
*	JELD-WEN Holding Inc.	43,003	1,184
	Astec Industries Inc.	19,277	1,179
*	TriMas Corp.	36,724	1,179
*	Veritiv Corp.	13,096	1,174
*	Textainer Group Holdings Ltd.	35,266	1,172
	Primoris Services Corp.	45,464	1,168
	AZZ Inc.	21,149	1,133
	Mesa Laboratories Inc.	4,164	1,111
	Columbus McKinnon Corp.	23,822	1,097
*	Conduent Inc.	142,452	1,040
	Standex International Corp.	10,390	1,031
*	American Woodmark Corp.	14,435	1,017
*	CoreCivic Inc.	102,010	992
*	AAR Corp.	28,916	979
	Griffon Corp.	39,506	956
*,1	Workhorse Group Inc.	95,818	940
	Apogee Enterprises Inc.	21,610	929
	Kaman Corp.	23,536	920
*	NV5 Global Inc.	8,277	874
*,1	Ideanomics Inc.	348,257	874
*	Great Lakes Dredge & Dock Corp.	55,822	843
*	Repay Holdings Corp. Class A	36,640	843
*	Huron Consulting Group Inc.	17,015	840
*	TrueBlue Inc.	29,762	813
*	Triumph Group Inc.	43,909	811
	Marten Transport Ltd.	50,663	790
*	Donnelley Financial Solutions Inc.	23,555	786
*	Ranpak Holdings Corp. Class A	24,659	757
*	Allegheny Technologies Inc.	42,352	756
*	Frontline Ltd.	101,499	733
*,1	Hyliion Holdings Corp.	80,881	714
	SFL Corp. Ltd.	88,823	713
*	Manitowoc Co. Inc.	29,181	708
*	Vivint Smart Home Inc.	57,180	698
	Heartland Express Inc.	40,752	684
	DHT Holdings Inc.	123,010	680
	Scorpio Tankers Inc.	41,587	674
	Quanex Building Products Corp.	28,473	671
	Costamare Inc.	44,980	647
	Wabash National Corp.	40,574	631
*	Beacon Roofing Supply Inc.	11,897	612
	International Seaways Inc.	35,373	608
	CAI International Inc.	10,663	597
	Argan Inc.	12,685	587
	Kelly Services Inc. Class A	29,977	583
*	Cross Country Healthcare Inc.	26,598	579
*	Itron Inc.	6,884	578
*	Advantage Solutions Inc.	64,903	565
*	PGT Innovations Inc.	26,158	555
	Gorman-Rupp Co.	15,789	554

52

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
	Aerojet Rocketdyne Holdings Inc.	12,983	539
	Chase Corp.	4,684	536
	Insteel Industries Inc.	14,492	536
*	FARO Technologies Inc.	7,739	534
*	BrightView Holdings Inc.	34,789	533
	Genco Shipping & Trading Ltd.	27,355	533
*	ASGN Inc.	4,682	525
*	Lydall Inc.	8,210	509
*	Tutor Perini Corp.	35,064	506
	Pactiv Evergreen Inc.	36,580	503
	Hyster-Yale Materials Handling Inc.	8,494	498
	Barrett Business Services Inc.	6,372	494
*	Vectrus Inc.	9,807	493
*	Ducommun Inc.	9,247	487
*	Echo Global Logistics Inc.	14,823	487
*	Titan Machinery Inc.	16,467	473
*	Modine Manufacturing Co.	37,855	471
*	Thermon Group Holdings Inc.	28,045	468
	Cass Information Systems Inc.	10,149	458
*	DXP Enterprises Inc.	15,160	455
	VSE Corp.	9,000	450
	McGrath RentCorp.	6,404	447
*	Sterling Construction Co. Inc.	18,971	437
	Resources Connection Inc.	26,857	424
	Ennis Inc.	21,711	421
	Heidrick & Struggles International Inc.	9,385	406
*	Vishay Precision Group Inc.	10,561	395
*	SPX Corp.	6,269	392
	Myers Industries Inc.	16,377	373
*	MYR Group Inc.	3,541	368
	National Presto Industries Inc.	4,349	363
*,1	View Inc.	72,058	361
*	Dycom Industries Inc.	4,699	354
*	Eagle Bulk Shipping Inc.	7,086	350
	REV Group Inc.	20,654	336
	Miller Industries Inc.	8,971	334
*	ExOne Co.	13,597	334
	Nordic American Tankers Ltd.	128,245	304
*	Titan International Inc.	36,147	300
*	RR Donnelley & Sons Co.	60,248	296
	Luxfer Holdings plc	13,803	295
	Greif Inc. Class B	4,515	278
	Dorian LPG Ltd.	20,746	274
*	Astronics Corp.	20,417	273
*	Covenant Logistics Group Inc. Class A	10,775	263
*	Acacia Research Corp.	41,726	254
	Caesarstone Ltd.	19,231	250
*	Ferro Corp.	11,818	246
*	Yellow Corp.	40,455	246
*	Babcock & Wilcox Enterprises Inc.	33,241	243
	Park Aerospace Corp.	16,658	243
	U.S. Lime & Minerals Inc.	1,660	243
*	Teekay Tankers Ltd. Class A	20,230	232
*	Radiant Logistics Inc.	33,424	229
*	GP Strategies Corp.	10,725	222
	Kronos Worldwide Inc.	16,231	215
*	Meritor Inc.	8,965	213
		Shares	Market Value• ($000)
*	U.S. Xpress Enterprises Inc. Class A	23,479	205
*	CECO Environmental Corp.	26,435	200
	Powell Industries Inc.	7,758	196
*	Safe Bulkers Inc.	47,944	194
	Park-Ohio Holdings Corp.	7,233	186
*	Mistras Group Inc.	17,317	184
*	Concrete Pumping Holdings Inc.	21,931	182
*	Commercial Vehicle Group Inc.	17,168	180
*	Teekay Corp.	58,897	178
	Preformed Line Products Co.	2,515	176
	Alamo Group Inc.	996	154
*	HC2 Holdings Inc.	40,264	152
*	Blue Bird Corp.	6,887	149
	Lindsay Corp.	897	148
*	Infrastructure and Energy Alternatives Inc.	10,533	135
*	Desktop Metal Inc. Class A	14,865	123
*	Mayville Engineering Co. Inc.	7,557	113
*	Aersale Corp.	7,696	104
*	Rekor Systems Inc.	9,289	101
*	Team Inc.	22,412	100
*	Atlas Technical Consultants Inc.	9,482	96
*	PAM Transportation Services Inc.	2,596	91
	CRA International Inc.	960	89
*	StarTek Inc.	14,304	87
*	Willis Lease Finance Corp.	2,219	84
*	AgEagle Aerial Systems Inc.	20,539	73
*	Willdan Group Inc.	1,905	72
*	Custom Truck One Source Inc.	7,489	64
	Allied Motion Technologies Inc.	813	28
*	Target Hospitality Corp.	6,704	27
	Universal Logistics Holdings Inc.	1,159	25
*	BM Technologies Inc. (XASE)	2,150	21
*	Core & Main Inc. Class A	649	18
*	TaskUS Inc. Class A	212	13
	Hirequest Inc.	666	12
*	First Advantage Corp.	514	12
*	Legalzoom.com Inc.	176	6
*	CS Disco Inc.	62	3
*	Flywire Corp.	43	2
			182,172
Other (0.0%)[4]
*,2	Media General Inc. CVR	35,434	1
*,2	NewStar Financial Inc. CVR	6,148	1
*,2	Aduro Biotech Inc. CVR	724	—
*,2	Ferroglobe Unit	19,424	—
			2
Real Estate (11.8%)
	STAG Industrial Inc.	136,922	5,785
	Agree Realty Corp.	57,420	4,281
	Terreno Realty Corp.	58,275	3,893
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	61,759	3,728
	Healthcare Realty Trust Inc.	120,639	3,623
	Physicians Realty Trust	183,187	3,391
	Broadstone Net Lease Inc.	121,517	3,330
	Essential Properties Realty Trust Inc.	99,982	3,240

53

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
	Lexington Realty Trust	234,143	3,168
	Sabra Health Care REIT Inc.	184,330	2,949
	PotlatchDeltic Corp.	56,240	2,922
	Macerich Co.	168,865	2,884
*	Digitalbridge Group Inc.	408,730	2,820
	Corporate Office Properties Trust	96,432	2,717
	Apple Hospitality REIT Inc.	179,066	2,647
	Equity Commonwealth	100,200	2,639
	QTS Realty Trust Inc. Class A	33,808	2,636
*	Outfront Media Inc.	99,501	2,464
	Pebblebrook Hotel Trust	110,984	2,445
	Retail Properties of America Inc. Class A	183,260	2,423
	SITE Centers Corp.	148,124	2,386
	Innovative Industrial Properties Inc.	9,659	2,375
	Kennedy-Wilson Holdings Inc.	102,642	2,257
	National Health Investors Inc.	37,275	2,230
	Uniti Group Inc.	166,286	2,173
*	Sunstone Hotel Investors Inc.	183,501	2,127
	RLJ Lodging Trust	139,852	2,018
	Brandywine Realty Trust	145,052	2,013
	Piedmont Office Realty Trust Inc. Class A	106,092	1,891
	Urban Edge Properties	99,102	1,877
	Four Corners Property Trust Inc.	65,108	1,863
	Washington REIT	72,467	1,822
	CareTrust REIT Inc.	82,633	1,817
	Retail Opportunity Investments Corp.	99,571	1,800
	Independence Realty Trust Inc.	87,444	1,791
*	Realogy Holdings Corp.	98,533	1,729
	American Assets Trust Inc.	42,774	1,703
*	Xenia Hotels & Resorts Inc.	97,455	1,698
	Columbia Property Trust Inc.	98,211	1,642
*	DiamondRock Hospitality Co.	179,088	1,619
	Service Properties Trust	140,478	1,606
	Easterly Government Properties Inc. Class A	72,218	1,543
	Acadia Realty Trust	72,073	1,529
	Industrial Logistics Properties Trust	55,661	1,527
	Kite Realty Group Trust	70,954	1,438
	Paramount Group Inc.	160,038	1,418
	Global Net Lease Inc.	82,341	1,400
*	Mack-Cali Realty Corp.	74,709	1,336
	Monmouth Real Estate Investment Corp.	70,109	1,331
	Alexander & Baldwin Inc.	62,176	1,298
	Empire State Realty Trust Inc. Class A	121,551	1,248
	Centerspace	11,354	1,149
	LTC Properties Inc.	33,095	1,142
	Getty Realty Corp.	34,243	1,083
	Office Properties Income Trust	40,699	1,080
	Tanger Factory Outlet Centers Inc.	60,935	1,019
	NexPoint Residential Trust Inc.	15,477	1,003
*	Apartment Investment and Management Co. Class A	126,612	909
	RPT Realty	68,598	888
		Shares	Market Value• ($000)
	NETSTREIT Corp.	34,170	884
*	Summit Hotel Properties Inc.	88,224	822
	GEO Group Inc.	100,174	776
	American Finance Trust Inc.	88,048	759
	Diversified Healthcare Trust	201,534	756
	Global Medical REIT Inc.	48,186	743
*	Marcus & Millichap Inc.	17,982	705
	Armada Hoffler Properties Inc.	50,763	682
*	Radius Global Infrastructure Inc. Class A (XNMS)	37,384	668
	New Senior Investment Group Inc.	69,639	608
	Plymouth Industrial REIT Inc.	24,883	586
	City Office REIT Inc.	36,339	580
	RMR Group Inc. Class A	11,663	540
	Preferred Apartment Communities Inc. Class A	42,599	532
	RE/MAX Holdings Inc. Class A	15,740	527
	Ares Commercial Real Estate Corp.	32,141	507
	Gladstone Commercial Corp.	22,321	505
*	Seritage Growth Properties Class A	31,129	503
*	Chatham Lodging Trust	40,656	488
*	CorePoint Lodging Inc.	33,447	484
	Urstadt Biddle Properties Inc. Class A	25,315	483
	Safehold Inc.	5,027	450
	One Liberty Properties Inc.	13,703	436
	Franklin Street Properties Corp.	87,725	421
	PS Business Parks Inc.	2,589	407
	Retail Value Inc.	14,811	370
	Community Healthcare Trust Inc.	7,152	347
*	Tejon Ranch Co.	17,723	341
	Whitestone REIT	34,018	334
*	FRP Holdings Inc.	5,684	328
*	Ryman Hospitality Properties Inc.	3,703	308
	Farmland Partners Inc.	22,787	279
	CTO Realty Growth Inc.	4,969	279
*	Hersha Hospitality Trust Class A	27,446	257
*	Forestar Group Inc.	10,767	224
	Gladstone Land Corp.	8,747	206
	Postal Realty Trust Inc. Class A	10,228	200
*	Braemar Hotels & Resorts Inc.	37,830	191
	BRT Apartments Corp.	9,293	181
*	Ashford Hospitality Trust Inc.	9,320	144
	CatchMark Timber Trust Inc. Class A	12,229	141
	UMH Properties Inc.	4,883	116
	Indus Realty Trust Inc.	924	65
	Universal Health Realty Income Trust	852	50
	Saul Centers Inc.	793	37
	Clipper Realty Inc.	1,954	17
	Phillips Edison & Co. Inc.	279	8
*	Bridge Investment Group Holdings Inc. Class A	229	4
			146,042

54

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
Technology (4.3%)
*	LiveRamp Holdings Inc.	55,632	2,726
*	Verint Systems Inc.	55,066	2,458
*	Rambus Inc.	96,067	2,286
*	Sanmina Corp.	54,928	2,169
	Vishay Intertechnology Inc.	98,240	2,158
*	Onto Innovation Inc.	28,438	2,108
*	Insight Enterprises Inc.	19,465	2,003
*	Covetrus Inc.	88,505	1,999
	Xperi Holding Corp.	89,947	1,922
	Amkor Technology Inc.	69,269	1,903
*	Allscripts Healthcare Solutions Inc.	119,172	1,830
*	NetScout Systems Inc.	60,176	1,650
	Methode Electronics Inc.	32,490	1,513
*	Super Micro Computer Inc.	37,021	1,353
*	Bottomline Technologies DE Inc.	31,181	1,318
*	TTM Technologies Inc.	91,895	1,287
*	ePlus Inc.	11,324	1,225
*	Cloudera Inc.	76,678	1,221
*	Veeco Instruments Inc.	42,520	969
*	Ping Identity Holding Corp.	36,993	960
	Benchmark Electronics Inc.	30,438	823
*	Diodes Inc.	8,415	815
*	Parsons Corp.	22,364	792
*	Photronics Inc.	52,376	789
*	ScanSource Inc.	21,398	761
	CTS Corp.	21,065	739
	CSG Systems International Inc.	14,751	711
	Ebix Inc.	22,559	649
	KBR Inc.	15,027	585
*	PDF Solutions Inc.	25,250	569
*	GAN Ltd.	30,487	521
*	Kimball Electronics Inc.	19,408	469
	PC Connection Inc.	9,435	457
*	Fabrinet	4,398	453
*	E2open Parent Holdings Inc.	35,507	424
*	DSP Group Inc.	19,176	420
*	Rogers Corp.	1,920	408
*	NeoPhotonics Corp.	42,882	401
*	II-VI Inc.	6,314	398
*	Cleanspark Inc.	27,825	384
*	Asana Inc. Class A	5,088	384
*	Ichor Holdings Ltd.	8,177	362
*	TrueCar Inc.	83,632	351
*	FormFactor Inc.	8,262	321
*	AXT Inc.	33,948	316
*	Quantum Corp.	47,482	296
*	Unisys Corp.	11,896	288
*	Limelight Networks Inc.	106,237	287
*	3D Systems Corp.	9,088	277
*	Plexus Corp.	2,766	254
*	VirnetX Holding Corp.	53,952	242
*	Envestnet Inc.	2,944	235
*	comScore Inc.	60,212	234
*	Aeva Technologies Inc.	21,127	207
*	GTY Technologies Holdings Inc.	27,358	202
*	EMCORE Corp.	26,410	198
*	Cohu Inc.	5,368	192
*	Daktronics Inc.	31,241	190
*	Smith Micro Software Inc.	37,780	189
*	ChannelAdvisor Corp.	7,320	188
*	Rackspace Technology Inc.	12,751	178
*	Yelp Inc. Class A	4,492	173
		Shares	Market Value• ($000)
*	SecureWorks Corp. Class A	8,202	168
	American Software Inc. Class A	5,779	147
*	A10 Networks Inc.	8,508	118
*	eGain Corp.	9,345	110
	QAD Inc. Class A	1,225	107
*	Agilysys Inc.	1,748	99
*	Alpha & Omega Semiconductor Ltd.	3,249	94
*	Model N Inc.	2,418	82
*	Groupon Inc. Class A	2,825	70
*	Benefitfocus Inc.	5,622	68
*	ON24 Inc.	2,679	61
*	DigitalOcean Holdings Inc.	599	37
	Hackett Group Inc.	1,633	32
*	Mediaalpha Inc. Class A	1,425	32
*	Identiv Inc.	1,462	26
	NVE Corp.	234	16
*	SkyWater Technology Inc.	470	16
*	SentinelOne Inc. Class A	180	11
*	Alkami Technology Inc.	318	9
*	Clear Secure Inc. Class A	181	8
*	Intapp Inc.	155	6
*	MeridianLink Inc.	230	6
*	Sprinklr Inc. Class A	297	5
*	Couchbase Inc.	96	5
*	Confluent Inc. Class A	68	4
*	1stdibs.com Inc.	118	2
*	Zeta Global Holdings Corp. Class A	371	2
			53,531
Telecommunications (1.5%)
*	Liberty Latin America Ltd. Class C	127,957	1,841
	Telephone and Data Systems Inc.	86,531	1,758
	InterDigital Inc.	15,782	1,138
*	Iridium Communications Inc.	24,959	1,111
*	EchoStar Corp. Class A	35,140	949
*	NETGEAR Inc.	25,967	928
	Shenandoah Telecommunications Co.	27,112	809
	ADTRAN Inc.	38,205	789
*	Digi International Inc.	28,823	634
*	Gogo Inc.	46,694	628
*	Liberty Latin America Ltd. Class A	40,864	583
*	Consolidated Communications Holdings Inc.	61,990	575
*	Harmonic Inc.	61,832	571
	Comtech Telecommunications Corp.	21,677	553
*	Plantronics Inc.	16,907	504
*	Inseego Corp.	55,920	470
	ATN International Inc.	9,462	431
*	U.S. Cellular Corp.	12,988	415
*	Anterix Inc.	6,630	391
*	Ribbon Communications Inc.	59,757	390
*	Cincinnati Bell Inc.	25,050	388
*	Calix Inc.	7,986	372
*	Viavi Solutions Inc.	21,699	354
*	WideOpenWest Inc.	16,688	354
*	Aviat Networks Inc.	8,192	290
*	IDT Corp. Class B	4,207	183
*	Hemisphere Media Group Inc. Class A	13,472	166

55

Russell 2000 Value Index Fund
		Shares	Market Value• ($000)
*	Ooma Inc.	7,753	147
*	KVH Industries Inc.	12,884	136
*	Globalstar Inc.	65,037	129
*	DZS Inc.	8,185	113
*	Kaltura Inc.	491	6
			18,106
Utilities (4.8%)
	Portland General Electric Co.	76,830	3,945
	Black Hills Corp.	53,706	3,777
	PNM Resources Inc.	73,053	3,616
	Southwest Gas Holdings Inc.	49,527	3,482
	ONE Gas Inc.	45,011	3,233
	New Jersey Resources Corp.	82,235	3,071
	ALLETE Inc.	44,865	3,025
	Spire Inc.	43,279	2,887
	California Water Service Group	43,368	2,756
	NorthWestern Corp.	43,308	2,754
	Ormat Technologies Inc. (XNYS)	38,716	2,754
	MGE Energy Inc.	31,130	2,507
	Avista Corp.	59,198	2,477
*	Sunnova Energy International Inc.	62,529	2,264
	South Jersey Industries Inc.	87,662	2,175
	Brookfield Infrastructure Corp. Class A	31,294	1,990
	Chesapeake Utilities Corp.	14,741	1,927
	SJW Group	23,695	1,643
	Clearway Energy Inc. Class C	51,387	1,613
	American States Water Co.	15,038	1,387
	Northwest Natural Holding Co.	26,114	1,344
	Middlesex Water Co.	9,223	1,009
*	U.S. Ecology Inc.	23,836	854
*	Harsco Corp.	38,480	702
	Clearway Energy Inc. Class A	23,473	698
	Unitil Corp.	12,588	624
	Artesian Resources Corp. Class A	6,921	273
*	Casella Waste Systems Inc. Class A	3,294	244
*	Heritage-Crystal Clean Inc.	8,141	240
	York Water Co.	4,266	220
*,1	Cadiz Inc.	15,810	212
*	Pure Cycle Corp.	1,786	27
	Via Renewables Inc. Class A	1,038	12
			59,742
Total Common Stocks (Cost $1,080,874)			1,237,809
		Face Amount ($000)	Market Value• ($000)
Corporate Bonds (0.0%)
	GAMCO Investors Inc. 4.000%, 10/30/21 (Cost $1)	1	1
		Shares
Temporary Cash Investments (2.2%)
Money Market Fund (2.2%)
[5,6]	Vanguard Market Liquidity Fund, 0.068% (Cost $27,201)	272,022	27,202
Total Investments (102.2%) (Cost $1,108,076)			1,265,012
Other Assets and Liabilities—Net (-2.2%)			(27,059)
Net Assets (100%)			1,237,953
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $23,403,000.
2	Security value determined using significant unobservable inputs.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, the aggregate value was $3,573,000, representing 0.3% of net assets.
4	“Other” represents securities that are not classified by the fund’s benchmark index.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $23,419,000 was received for securities on loan.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

56

Russell 2000 Value Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2021	29	3,293	56

See accompanying Notes, which are an integral part of the Financial Statements.
57

Russell 2000 Value Index Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,080,875)	1,237,810
Affiliated Issuers (Cost $27,201)	27,202
Total Investments in Securities	1,265,012
Investment in Vanguard	41
Cash Collateral Pledged—Futures Contracts	150
Receivables for Investment Securities Sold	662
Receivables for Accrued Income	1,155
Receivables for Capital Shares Issued	56
Variation Margin Receivable—Futures Contracts	5
Total Assets	1,267,081
Liabilities
Due to Custodian	711
Payables for Investment Securities Purchased	4,925
Collateral for Securities on Loan	23,419
Payables to Vanguard	73
Total Liabilities	29,128
Net Assets	1,237,953
At August 31, 2021, net assets consisted of:

Paid-in Capital	1,179,591
Total Distributable Earnings (Loss)	58,362
Net Assets	1,237,953

ETF Shares—Net Assets
Applicable to 7,200,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,035,968
Net Asset Value Per Share—ETF Shares	$143.88

Institutional Shares—Net Assets
Applicable to 711,674 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	201,985
Net Asset Value Per Share—Institutional Shares	$283.82

See accompanying Notes, which are an integral part of the Financial Statements.
58

Russell 2000 Value Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	13,975
Interest[1]	1
Securities Lending—Net	360
Total Income	14,336
Expenses
The Vanguard Group—Note B
Investment Advisory Services	128
Management and Administrative—ETF Shares	734
Management and Administrative—Institutional Shares	47
Marketing and Distribution—ETF Shares	29
Marketing and Distribution—Institutional Shares	4
Custodian Fees	193
Auditing Fees	29
Shareholders’ Reports—ETF Shares	22
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	—
Total Expenses	1,186
Net Investment Income	13,150
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	131,641
Futures Contracts	113
Realized Net Gain (Loss)	131,754
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	143,428
Futures Contracts	36
Change in Unrealized Appreciation (Depreciation)	143,464
Net Increase (Decrease) in Net Assets Resulting from Operations	288,368
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,000, less than $1,000, and less than ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $145,076,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
59

Russell 2000 Value Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,150	8,106
Realized Net Gain (Loss)	131,754	(52,681)
Change in Unrealized Appreciation (Depreciation)	143,464	29,427
Net Increase (Decrease) in Net Assets Resulting from Operations	288,368	(15,148)
Distributions
ETF Shares	(9,366)	(5,262)
Institutional Shares	(1,795)	(2,732)
Total Distributions	(11,161)	(7,994)
Capital Share Transactions
ETF Shares	496,571	63,025
Institutional Shares	73,727	(40,708)
Net Increase (Decrease) from Capital Share Transactions	570,298	22,317
Total Increase (Decrease)	847,505	(825)
Net Assets
Beginning of Period	390,448	391,273
End of Period	1,237,953	390,448

See accompanying Notes, which are an integral part of the Financial Statements.
60

Russell 2000 Value Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$91.76	$99.51	$119.05	$100.96	$90.64
Investment Operations
Net Investment Income[1]	1.998	1.868	1.912	1.905	1.736
Net Realized and Unrealized Gain (Loss) on Investments	51.982	(7.771)	(19.589)	18.070	10.358
Total from Investment Operations	53.980	(5.903)	(17.677)	19.975	12.094
Distributions
Dividends from Net Investment Income	(1.860)	(1.847)	(1.863)	(1.885)	(1.774)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.860)	(1.847)	(1.863)	(1.885)	(1.774)
Net Asset Value, End of Period	$143.88	$91.76	$99.51	$119.05	$100.96
Total Return	59.34%	-6.05%	-14.93%	19.96%	13.42%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,036	$303	$251	$223	$172
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.52%	1.99%	1.83%	1.73%	1.76%
Portfolio Turnover Rate[2]	45%	38%	27%	30%	36%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
61

Russell 2000 Value Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$180.98	$196.24	$234.81	$199.13	$178.76
Investment Operations
Net Investment Income[1]	4.212	3.783	3.966	4.029	3.737
Net Realized and Unrealized Gain (Loss) on Investments	102.428	(15.303)	(38.670)	35.618	20.356
Total from Investment Operations	106.640	(11.520)	(34.704)	39.647	24.093
Distributions
Dividends from Net Investment Income	(3.800)	(3.740)	(3.866)	(3.967)	(3.723)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.800)	(3.740)	(3.866)	(3.967)	(3.723)
Net Asset Value, End of Period	$283.82	$180.98	$196.24	$234.81	$199.13
Total Return	59.46%	-5.97%	-14.88%	20.10%	13.55%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$202	$88	$140	$151	$146
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.67%	2.04%	1.90%	1.85%	1.88%
Portfolio Turnover Rate[2]	45%	38%	27%	30%	36%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
62

Russell 2000 Value Index Fund
Notes to Financial Statements
Vanguard Russell 2000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
63

Russell 2000 Value Index Fund
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds
64

Russell 2000 Value Index Fund
effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $41,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
65

Russell 2000 Value Index Fund
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,237,806	—	3	1,237,809
Corporate Bonds	—	1	—	1
Temporary Cash Investments	27,202	—	—	27,202
Total	1,265,008	1	3	1,265,012
Derivative Financial Instruments
Assets
Futures Contracts[1]	56	—	—	56
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	144,045
Total Distributable Earnings (Loss)	(144,045)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains
66

Russell 2000 Value Index Fund
from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	5,237
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(100,542)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	153,667
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	11,161	7,994
Long-Term Capital Gains	—	—
Total	11,161	7,994
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,111,345
Gross Unrealized Appreciation	212,542
Gross Unrealized Depreciation	(58,875)
Net Unrealized Appreciation (Depreciation)	153,667
E.	During the year ended August 31, 2021, the fund purchased $1,324,498,000 of investment securities and sold $750,414,000 of investment securities, other than temporary cash investments. Purchases and sales include $853,920,000 and $379,962,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $172,356,000 and sales were $97,413,000, resulting in net realized gain (loss) of ($3,986,000); these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
67

Russell 2000 Value Index Fund
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	880,493	6,600	101,511	1,250
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(383,922)	(2,700)	(38,486)	(475)
Net Increase (Decrease)—ETF Shares	496,571	3,900	63,025	775
Institutional Shares
Issued	120,164	430	41,919	240
Issued in Lieu of Cash Distributions	1,795	8	2,732	14
Redeemed	(48,232)	(210)	(85,359)	(483)
Net Increase (Decrease)—Institutional Shares	73,727	228	(40,708)	(229)
G.	Management has determined that no material events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
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Russell 2000 Growth Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Russell 2000 Growth Index Fund ETF Shares Net Asset Value	35.67%	16.61%	14.79%	$39,732
Russell 2000 Growth Index Fund ETF Shares Market Price	35.55	16.62	14.80	39,770
Russell 2000 Growth Index	35.61	16.58	14.78	39,702
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	44,721

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 2000 Growth Index Fund Institutional Shares	35.77%	16.71%	14.91%	$20,077,897
Russell 2000 Growth Index	35.61	16.58	14.78	19,850,833
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	22,360,680
See Financial Highlights for dividend and capital gains information.
69

Russell 2000 Growth Index Fund
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021

	One Year	Five Years	Ten Years
Russell 2000 Growth Index Fund ETF Shares Market Price	35.55%	115.73%	297.70%
Russell 2000 Growth Index Fund ETF Shares Net Asset Value	35.67	115.57	297.32
Russell 2000 Growth Index	35.61	115.29	297.02
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
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Russell 2000 Growth Index Fund
Fund Allocation
As of August 31, 2021
Basic Materials	3.0%
Consumer Discretionary	16.1
Consumer Staples	3.2
Energy	2.2
Financials	5.1
Health Care	28.6
Industrials	15.0
Real Estate	3.0
Technology	20.3
Telecommunications	2.4
Utilities	1.1
Other	0.0
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
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Russell 2000 Growth Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (100.0%)
Basic Materials (3.0%)
	Balchem Corp.	31,541	4,429
	UFP Industries Inc.	53,244	3,998
*	Livent Corp.	143,817	3,577
	Quaker Chemical Corp.	13,194	3,419
*	Ingevity Corp.	39,377	3,165
	Cabot Corp.	54,901	2,932
*,1	MP Materials Corp.	71,360	2,396
	Compass Minerals International Inc.	33,458	2,239
	Trinseo SA	38,080	1,977
	Sensient Technologies Corp.	21,392	1,858
*	Novagold Resources Inc.	232,046	1,678
	GrafTech International Ltd.	147,588	1,634
*	Coeur Mining Inc.	161,694	1,140
*	Orion Engineered Carbons SA	59,297	1,048
	Mueller Industries Inc.	21,253	948
	Hecla Mining Co.	153,418	944
*	RBC Bearings Inc.	3,433	795
	Innospec Inc.	7,441	696
*,1	Energy Fuels Inc.	118,637	642
	Materion Corp.	7,751	566
*	Uranium Energy Corp.	207,624	521
	Avient Corp.	9,276	483
	Boise Cascade Co.	8,275	479
	Hawkins Inc.	12,230	463
	Omega Flex Inc.	3,034	461
*	Gatos Silver Inc.	28,439	408
*,1	Meta Materials Inc.	60,187	280
	Tredegar Corp.	20,840	277
*	Amyris Inc.	18,165	273
	Kaiser Aluminum Corp.	1,904	240
	Ryerson Holding Corp.	10,187	236
	Stepan Co.	1,967	231
*	Ur-Energy Inc.	163,622	213
*	Perpetua Resources Corp.	26,237	133
	Schnitzer Steel Industries Inc. Class A	2,112	100
	American Vanguard Corp.	6,373	98
*	Marrone Bio Innovations Inc.	98,004	98
*	Zymergen Inc.	3,590	47
*	Century Aluminum Co.	2,769	35
*	Polymet Mining Corp.	9,600	32
			45,189
		Shares	Market Value• ($000)
Consumer Discretionary (16.1%)
*	Crocs Inc.	63,180	9,023
*	Scientific Games Corp. Class A	94,069	6,806
	Texas Roadhouse Inc. Class A	68,480	6,506
*	Fox Factory Holding Corp.	41,320	6,350
*	Helen of Troy Ltd.	23,922	5,722
*	BJ's Wholesale Club Holdings Inc.	100,143	5,674
	Wingstop Inc.	29,196	5,020
*	National Vision Holdings Inc.	79,842	4,789
*	Sonos Inc.	117,618	4,673
	American Eagle Outfitters Inc.	148,881	4,544
	Papa John's International Inc.	32,270	4,115
*	Stamps.com Inc.	11,783	3,875
	Murphy USA Inc.	24,635	3,825
	Rent-A-Center Inc.	60,229	3,799
*	Hilton Grand Vacations Inc.	83,716	3,658
*	Asbury Automotive Group Inc.	18,937	3,527
*	LGI Homes Inc.	21,701	3,479
	LCI Industries	24,244	3,434
	Cracker Barrel Old Country Store Inc.	23,206	3,332
	Steven Madden Ltd.	80,239	3,247
*	Skyline Champion Corp.	51,387	3,223
*	Shake Shack Inc. Class A	36,612	3,176
	Signet Jewelers Ltd.	39,736	3,147
*	Overstock.com Inc.	42,049	3,034
*	Visteon Corp.	27,158	2,870
*	Allegiant Travel Co.	14,829	2,854
	Wolverine World Wide Inc.	79,550	2,853
*	Cardlytics Inc.	31,269	2,839
*	Red Rock Resorts Inc. Class A	60,332	2,824
*	Gentherm Inc.	32,530	2,792
	Kontoor Brands Inc.	50,740	2,738
*	Boot Barn Holdings Inc.	28,106	2,509
*	Dorman Products Inc.	26,159	2,455
*	Stitch Fix Inc. Class A	57,792	2,422
*	Brinker International Inc.	44,445	2,368
*	Bloomin' Brands Inc.	86,691	2,322
	Winnebago Industries Inc.	31,642	2,203
*	2U Inc.	59,290	2,195
*	International Game Technology plc	97,823	2,102
72

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	Sally Beauty Holdings Inc.	110,247	2,049
*	iRobot Corp.	24,843	2,015
*,1	Fisker Inc.	142,524	1,988
*	Cheesecake Factory Inc.	42,380	1,977
*	Everi Holdings Inc.	81,764	1,860
	Dana Inc.	76,390	1,777
	Camping World Holdings Inc. Class A	41,749	1,667
*	Cavco Industries Inc.	6,379	1,630
*	Bally's Corp.	31,943	1,605
*	Houghton Mifflin Harcourt Co.	116,779	1,573
*	Cinemark Holdings Inc.	87,527	1,561
*	Urban Outfitters Inc.	47,246	1,560
*	Malibu Boats Inc. Class A	20,255	1,450
*	elf Beauty Inc.	44,663	1,382
*	SeaWorld Entertainment Inc.	27,825	1,369
*	XPEL Inc.	17,560	1,334
	Century Communities Inc.	18,978	1,330
*	Dine Brands Global Inc.	15,945	1,319
	Inter Parfums Inc.	17,488	1,269
*	Revolve Group Inc.	22,092	1,269
	Hibbett Inc.	13,158	1,259
	Smith & Wesson Brands Inc.	52,000	1,255
*	Selectquote Inc.	131,089	1,252
*	iHeartMedia Inc. Class A	49,947	1,243
	Sturm Ruger & Co. Inc.	15,593	1,219
*	GoPro Inc. Class A	122,146	1,218
*	Purple Innovation Inc. Class A	49,119	1,198
*	Children's Place Inc.	13,753	1,194
*,1	Blink Charging Co.	35,712	1,158
	Monro Inc.	19,994	1,138
	Buckle Inc.	27,536	1,066
*	Meredith Corp.	24,622	1,059
*	Sleep Number Corp.	11,374	1,052
*	Tenneco Inc. Class A	63,256	987
*	RealReal Inc.	76,907	957
*	Liberty Media Corp.- Liberty Braves Class C	36,924	954
	Caleres Inc.	36,049	886
*	BJ's Restaurants Inc.	20,418	873
*	QuinStreet Inc.	48,532	869
*	Viad Corp.	19,875	858
*	Designer Brands Inc. Class A	58,811	853
*	1-800-Flowers.com Inc. Class A	26,065	828
*	CarParts.com Inc.	46,337	800
	MDC Holdings Inc.	15,233	796
*	Golden Entertainment Inc.	16,570	791
*	Denny's Corp.	46,303	766
*	Rush Street Interactive Inc.	51,191	762
*,1	Corsair Gaming Inc.	26,298	761
*,1	Vuzix Corp.	57,401	759
*	Sportsman's Warehouse Holdings Inc.	42,545	755
*	Citi Trends Inc.	8,718	751
*	Party City Holdco Inc.	108,112	736
*	Dave & Buster's Entertainment Inc.	19,504	730
*	Lovesac Co.	12,492	707
*	AMC Networks Inc. Class A	14,514	690
	KB Home	15,900	684
*	Ruth's Hospitality Group Inc.	32,928	675
		Shares	Market Value• ($000)
*	Golden Nugget Online Gaming Inc.	31,234	675
*	America's Car-Mart Inc.	5,015	649
*	Monarch Casino & Resort Inc.	10,180	645
	Clarus Corp.	23,602	639
*	Accel Entertainment Inc. Class A	55,098	635
*	Central Garden & Pet Co. Class A	15,188	633
*	Liquidity Services Inc.	25,931	633
*	Quotient Technology Inc.	86,925	631
	Shoe Carnival Inc.	15,768	604
*	Sun Country Airlines Holdings Inc.	16,965	549
*	MarineMax Inc.	10,898	530
	RCI Hospitality Holdings Inc.	8,171	528
*	Frontier Group Holdings Inc.	34,071	522
*	Funko Inc. Class A	25,927	517
*	Noodles & Co. Class A	39,805	501
	Acushnet Holdings Corp.	9,998	499
*	Latham Group Inc.	22,689	498
*	Arlo Technologies Inc.	79,635	494
*	American Axle & Manufacturing Holdings Inc.	54,981	488
	PROG Holdings Inc.	10,182	482
*	AMMO Inc.	64,460	474
*	Adient plc	11,868	467
*	Master Craft Boat Holdings Inc.	18,355	458
*	Lindblad Expeditions Holdings Inc.	30,109	443
*	Taylor Morrison Home Corp. Class A	14,743	414
	OneWater Marine Inc. Class A	10,031	406
*	Red Robin Gourmet Burgers Inc.	15,248	373
	Global Industrial Co.	9,634	371
	Johnson Outdoors Inc. Class A	3,209	368
*	Century Casinos Inc.	26,663	356
*	WW International Inc.	15,764	341
*	Turtle Beach Corp.	11,935	339
*,1	Arcimoto Inc.	26,781	333
*	Bed Bath & Beyond Inc.	12,028	331
	Jack in the Box Inc.	3,052	323
*	Eastman Kodak Co.	41,433	302
*	Chuy's Holdings Inc.	9,100	294
*	Full House Resorts Inc.	32,017	275
*	OneSpaWorld Holdings Ltd.	25,616	269
*	Kirkland's Inc.	13,707	262
	Winmark Corp.	1,238	260
*,1	Canoo Inc.	35,507	256
	Haverty Furniture Cos. Inc.	7,065	252
*	Meritage Homes Corp.	2,117	236
*	Neogames SA	5,455	225
*	Liberty Media Corp.- Liberty Braves Class A	8,587	223
*	PlayAGS Inc.	26,908	220
*	Green Brick Partners Inc.	8,551	214
*	ONE Group Hospitality Inc.	19,124	213
*	Tri Pointe Homes Inc.	8,913	212
*	Arko Corp.	20,074	208
	Sinclair Broadcast Group Inc. Class A	6,893	207

73

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	Liberty TripAdvisor Holdings Inc. Class A	54,926	205
*	HyreCar Inc.	17,145	193
*	Duluth Holdings Inc. Class B	11,873	185
*	Abercrombie & Fitch Co. Class A	5,044	180
*	LiveXLive Media Inc.	51,771	178
	Interface Inc. Class A	12,116	174
*	Central Garden & Pet Co.	3,701	170
*	Kura Sushi USA Inc. Class A	3,355	170
	HNI Corp.	4,436	168
*	Thryv Holdings Inc.	5,132	159
*	Romeo Power Inc.	32,235	157
	JOANN Inc.	11,357	156
	PriceSmart Inc.	1,734	147
	Carriage Services Inc. Class A	3,083	143
*	Casper Sleep Inc.	28,399	141
	Nathan's Famous Inc.	2,055	136
	Franchise Group Inc.	3,788	132
*	Chico's FAS Inc.	25,198	130
	Guess? Inc.	5,123	124
	Marine Products Corp.	8,401	119
*,1	Aterian Inc.	19,358	115
*	Cars.com Inc.	8,846	113
*	Regis Corp.	20,641	112
	Oxford Industries Inc.	1,211	109
*	Drive Shack Inc.	39,042	107
*	Stoneridge Inc.	3,909	91
*	Shift Technologies Inc.	12,064	90
*	Nautilus Inc.	7,677	88
*	Clear Channel Outdoor Holdings Inc.	30,431	80
*	PowerSchool Holdings Inc. Class A	2,320	80
*,1	Esports Technologies Inc.	2,371	77
*	Imax Corp.	4,711	74
*	Chicken Soup For The Soul Entertainment Inc.	2,989	73
*	Stride Inc.	2,089	72
*	Lordstown Motors Corp. Class A	10,859	71
	Escalade Inc.	2,570	59
*,1	CuriosityStream Inc.	4,467	56
*	Figs Inc. Class A	1,311	54
	Superior Group of Cos. Inc.	2,059	49
	Hamilton Beach Brands Holding Co. Class A	2,666	45
*	Alta Equipment Group Inc.	3,365	45
*	Traeger Inc.	1,559	39
*	Stagwell Inc.	5,239	37
*	XL Fleet Corp.	4,875	33
*	F45 Training Holdings Inc.	2,288	31
*	Krispy Kreme Inc.	1,834	31
	Hooker Furniture Corp.	791	25
*	Mister Car Wash Inc.	1,297	25
*	Xponential Fitness Inc. Class A	2,261	24
	Rocky Brands Inc.	454	23
*	Snap One Holdings Corp.	1,020	21
*	Digital Media Solutions Inc. Class A	2,518	20
*	Outbrain Inc.	857	15
*,1	Weber Inc. Class A	869	14
	National CineMedia Inc.	5,165	13
*	Integral Ad Science Holding Corp.	609	13
		Shares	Market Value• ($000)
*	European Wax Center Inc. Class A	461	11
*	Instructure Holdings Inc.	435	10
*	Torrid Holdings Inc.	308	7
*	Revlon Inc. Class A	493	6
*	Duolingo Inc.	28	4
			239,353
Consumer Staples (3.2%)
*	Performance Food Group Co.	129,261	6,491
*	Celsius Holdings Inc.	44,486	3,637
	Sanderson Farms Inc.	17,030	3,346
	WD-40 Co.	13,362	3,202
	Lancaster Colony Corp.	16,298	2,889
	Energizer Holdings Inc.	66,578	2,619
	Medifast Inc.	11,390	2,596
	J & J Snack Foods Corp.	14,419	2,361
	Coca-Cola Consolidated Inc.	4,597	1,867
*	GrowGeneration Corp.	52,912	1,693
*	Sprouts Farmers Market Inc.	51,762	1,289
*	USANA Health Sciences Inc.	12,425	1,206
	Utz Brands Inc.	57,669	1,120
	Nu Skin Enterprises Inc. Class A	21,679	1,097
	National Beverage Corp.	22,968	1,069
*	Beauty Health Co.	41,549	1,068
*,1	Tattooed Chef Inc.	45,732	968
*	BellRing Brands Inc. Class A	25,604	865
	Calavo Growers Inc.	16,732	785
	MGP Ingredients Inc.	11,705	764
	Turning Point Brands Inc.	14,534	723
	Core-Mark Holding Co. Inc.	13,922	640
*	Hydrofarm Holdings Group Inc.	11,049	559
*	22nd Century Group Inc.	147,669	527
	John B Sanfilippo & Son Inc.	5,736	488
	PetMed Express Inc.	16,577	457
*	Vital Farms Inc.	24,017	432
*	Veru Inc.	44,256	395
*,1	AppHarvest Inc.	46,899	394
	Andersons Inc.	12,459	379
	Vector Group Ltd.	20,534	308
*	Duckhorn Portfolio Inc.	13,198	284
*	PLBY Group Inc.	10,602	263
*	Simply Good Foods Co.	5,075	181
*	Honest Co. Inc.	17,243	176
*	NewAge Inc.	73,381	129
*	United Natural Foods Inc.	3,436	126
*	Laird Superfood Inc.	4,398	88
*	AquaBounty Technologies Inc.	17,143	79
*	Mission Produce Inc.	3,728	77
	Limoneira Co.	4,103	68
*	Chefs' Warehouse Inc.	2,120	64
*	Greenlane Holdings Inc. Class A	18,165	46
*	MedAvail Holdings Inc.	11,457	38
*	Zevia PBC Class A	1,127	16
			47,869
Energy (2.2%)
*	Denbury Inc.	49,355	3,471
	Matador Resources Co.	108,335	3,115
*	Southwestern Energy Co.	662,946	3,016

74

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
	Magnolia Oil & Gas Corp. Class A	136,206	2,136
*	Ameresco Inc. Class A	30,230	2,090
	Cactus Inc. Class A	53,390	2,003
*,1	Stem Inc.	61,271	1,531
*,1	FuelCell Energy Inc.	244,281	1,524
	Oasis Petroleum Inc.	16,800	1,455
*,1	SunPower Corp.	62,006	1,336
*	TPI Composites Inc.	34,940	1,269
*	Callon Petroleum Co.	33,799	1,155
*	Tellurian Inc.	310,033	989
*	Kosmos Energy Ltd.	396,361	935
*	ChampionX Corp.	36,126	843
*	DMC Global Inc.	18,173	730
*	Par Pacific Holdings Inc.	37,298	615
*	Array Technologies Inc.	29,234	557
*	Contango Oil & Gas Co.	143,685	522
*	Antero Resources Corp.	33,905	465
	Ovintiv Inc.	14,381	392
*	Liberty Oilfield Services Inc. Class A	29,406	301
*	TETRA Technologies Inc.	92,460	300
*	Vine Energy Inc. Class A	20,193	300
*	Extraction Oil & Gas Inc.	6,086	277
*,1	Beam Global	7,381	230
*	Arch Resources Inc.	2,916	221
*	FTC Solar Inc.	18,609	202
*	Laredo Petroleum Inc.	3,337	180
	Falcon Minerals Corp.	32,282	143
*	Centennial Resource Development Inc. Class A	22,544	115
	Warrior Met Coal Inc.	5,049	113
*,1	Advent Technologies Holdings Inc.	12,694	94
*	Talos Energy Inc.	5,569	69
*	Frank's International NV	23,121	67
*	NexTier Oilfield Solutions Inc.	18,134	65
	Solaris Oilfield Infrastructure Inc. Class A	8,317	62
*	Earthstone Energy Inc. Class A	4,005	33
	Altus Midstream Co. Class A	362	24
	Riley Exploration Permian Inc.	269	5
			32,950
Financials (5.1%)
	First Financial Bankshares Inc.	118,241	5,631
	Houlihan Lokey Inc. Class A	44,354	4,001
	RLI Corp.	36,211	3,955
	Kinsale Capital Group Inc.	21,035	3,825
*	Open Lending Corp. Class A	101,992	3,771
*	Trupanion Inc.	37,352	3,421
*,1	Riot Blockchain Inc.	82,464	3,078
	ServisFirst Bancshares Inc.	40,663	2,985
	Artisan Partners Asset Management Inc. Class A	57,251	2,975
	Hamilton Lane Inc. Class A	33,276	2,864
*	Focus Financial Partners Inc. Class A	53,311	2,766
*	Silvergate Capital Corp. Class A	22,396	2,530
	Virtus Investment Partners Inc.	7,141	2,233
		Shares	Market Value• ($000)
*	Palomar Holdings Inc.	24,034	2,158
	Cohen & Steers Inc.	24,319	2,133
	Moelis & Co. Class A	32,846	2,035
*	LendingTree Inc.	11,372	1,895
	Live Oak Bancshares Inc.	30,835	1,887
*	Triumph Bancorp Inc.	21,476	1,766
	StepStone Group Inc. Class A	36,516	1,748
*	BRP Group Inc. Class A	45,142	1,700
	PJT Partners Inc. Class A	19,788	1,563
	Brightsphere Investment Group Inc.	56,743	1,543
*	Texas Capital Bancshares Inc.	18,702	1,272
	Investors Bancorp Inc.	80,565	1,153
	Cadence BanCorp. Class A	42,497	914
	Eastern Bankshares Inc.	35,624	705
	WisdomTree Investments Inc.	102,017	644
	Glacier Bancorp Inc.	11,910	634
	Pacific Premier Bancorp Inc.	13,923	556
	Meta Financial Group Inc.	8,917	439
	Goosehead Insurance Inc. Class A	2,719	399
	PennyMac Mortgage Investment Trust	18,753	364
	Curo Group Holdings Corp.	20,121	329
	GCM Grosvenor Inc. Class A	28,537	317
	Walker & Dunlop Inc.	2,842	316
*	CrossFirst Bankshares Inc.	22,356	296
*	Blucora Inc.	17,564	288
*	eHealth Inc.	7,069	273
*	Axos Financial Inc.	5,410	262
*	Columbia Financial Inc.	14,264	257
	Kearny Financial Corp.	20,227	257
	FirstCash Inc.	2,829	242
	Veritex Holdings Inc.	6,540	235
*	Marathon Digital Holdings Inc.	5,603	227
	Greenhill & Co. Inc.	14,370	212
	James River Group Holdings Ltd.	5,323	196
	Regional Management Corp.	3,172	189
	Stock Yards Bancorp Inc.	3,612	186
*	Coastal Financial Corp.	6,324	186
	Pzena Investment Management Inc. Class A	16,519	180
	Origin Bancorp Inc.	3,674	151
*	Ryan Specialty Group Holdings Inc. Class A	4,066	134
*	NMI Holdings Inc. Class A	5,495	124
	GAMCO Investors Inc. Class A	4,392	120
*	Southern First Bancshares Inc.	2,343	119
	Lakeland Financial Corp.	1,733	115
	FB Financial Corp.	2,694	111
	Great Western Bancorp Inc.	3,469	107
	Customers Bancorp Inc.	2,568	106
*	StoneX Group Inc.	1,477	103
	Metrocity Bankshares Inc.	4,518	94
	West BanCorp. Inc	2,783	85
*	Bridgewater Bancshares Inc.	4,524	74
	Altabancorp	1,277	53
	Five Star Bancorp	1,954	47

75

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
	Value Line Inc.	1,105	40
*	Metropolitan Bank Holding Corp.	501	39
	RBB Bancorp	1,522	39
	Angel Oak Mortgage Inc.	2,206	39
	Investors Title Co.	191	37
	Waterstone Financial Inc.	1,731	35
	Hingham Institution for Savings	59	19
	Heritage Insurance Holdings Inc.	2,304	16
	Luther Burbank Corp.	1,061	14
*	U.S. Century Bank Class A	391	5
			75,817
Health Care (28.6%)
*	Intellia Therapeutics Inc.	66,285	10,641
*	STAAR Surgical Co.	45,987	7,104
*	Shockwave Medical Inc.	33,003	7,070
*	Arrowhead Pharmaceuticals Inc.	99,136	6,654
*	Omnicell Inc.	42,081	6,534
*	Inspire Medical Systems Inc.	26,304	5,881
*	Halozyme Therapeutics Inc.	137,832	5,788
*	Fate Therapeutics Inc.	78,419	5,744
*	LHC Group Inc.	29,867	5,578
*	NeoGenomics Inc.	110,909	5,392
*	Twist Bioscience Corp.	46,177	5,228
*	Medpace Holdings Inc.	28,361	5,172
*	HealthEquity Inc.	80,008	5,134
*	Beam Therapeutics Inc.	45,950	5,097
*	Blueprint Medicines Corp.	53,502	4,990
*	Alkermes plc	156,872	4,904
*	Denali Therapeutics Inc.	88,980	4,734
*	Biohaven Pharmaceutical Holding Co. Ltd.	35,456	4,653
*	Neogen Corp.	98,860	4,328
*	Editas Medicine Inc. Class A	66,886	4,253
	Ensign Group Inc.	51,391	4,197
*	Apellis Pharmaceuticals Inc.	63,524	4,183
*	Nevro Corp.	33,838	4,128
	Select Medical Holdings Corp.	108,073	3,736
	CONMED Corp.	28,400	3,730
*	Arvinas Inc.	42,696	3,681
*	CareDx Inc.	48,941	3,586
*	Bridgebio Pharma Inc.	70,632	3,539
*	Progyny Inc.	61,694	3,447
*	Livanova plc	41,605	3,440
*	TG Therapeutics Inc.	125,372	3,394
*	AtriCure Inc.	43,815	3,226
*	Merit Medical Systems Inc.	44,680	3,207
*	NuVasive Inc.	50,664	3,148
*	Kodiak Sciences Inc.	32,759	3,085
*	Axonics Inc.	40,706	3,052
*	Allakos Inc.	34,181	3,048
*	Vir Biotechnology Inc.	58,793	3,030
*	Inovalon Holdings Inc. Class A	73,881	3,018
*	PTC Therapeutics Inc.	67,923	2,965
*	Amicus Therapeutics Inc.	257,164	2,929
*	Insmed Inc.	100,984	2,832
*	1Life Healthcare Inc.	114,035	2,795
*	Pacific Biosciences of California Inc.	86,929	2,722
*	Inari Medical Inc.	33,243	2,721
		Shares	Market Value• ($000)
*	Apollo Medical Holdings Inc.	35,467	2,692
*	Phreesia Inc.	37,281	2,667
*	Glaukos Corp.	43,958	2,621
*	Karuna Therapeutics Inc.	21,715	2,582
*	R1 RCM Inc.	128,718	2,538
*	Pacira BioSciences Inc.	42,704	2,532
*	Heska Corp.	9,371	2,486
*	Reata Pharmaceuticals Inc. Class A	23,338	2,486
*	Vericel Corp.	45,470	2,463
*	Health Catalyst Inc.	43,720	2,388
*	NanoString Technologies Inc.	40,823	2,376
*	Accolade Inc.	49,232	2,333
*	Cytokinetics Inc.	70,480	2,324
*	Intra-Cellular Therapies Inc.	69,135	2,295
*	Zentalis Pharmaceuticals Inc.	32,520	2,218
*	Outset Medical Inc.	44,742	2,205
	Owens & Minor Inc.	58,604	2,185
*,1	Sorrento Therapeutics Inc.	241,043	2,169
*	SpringWorks Therapeutics Inc.	28,557	2,145
*,1	Cassava Sciences Inc.	37,422	2,127
*	Haemonetics Corp.	33,700	2,115
*	Dynavax Technologies Corp.	105,760	2,058
*	ACADIA Pharmaceuticals Inc.	117,046	2,049
*	Corcept Therapeutics Inc.	94,586	2,013
*	Silk Road Medical Inc.	33,173	1,966
*	Protagonist Therapeutics Inc.	40,432	1,961
*	Cortexyme Inc.	19,512	1,879
*	Xencor Inc.	55,289	1,873
*	Ironwood Pharmaceuticals Inc. Class A	142,058	1,861
*	Revance Therapeutics Inc.	68,676	1,839
*	Ortho Clinical Diagnostics Holdings plc Class H	86,554	1,769
*	Kymera Therapeutics Inc.	28,270	1,757
*	Prothena Corp. plc	25,645	1,721
*	Global Blood Therapeutics Inc.	58,526	1,679
*	Berkeley Lights Inc.	46,898	1,668
*	Relay Therapeutics Inc.	51,017	1,634
*,1	Senseonics Holdings Inc.	406,282	1,629
*,1	Bionano Genomics Inc.	275,123	1,604
*	Codexis Inc.	58,885	1,591
*	Celldex Therapeutics Inc.	30,143	1,587
*	Quanterix Corp.	30,184	1,541
*	Surgery Partners Inc.	31,004	1,525
*	Alector Inc.	56,342	1,523
*	Invitae Corp.	50,368	1,492
*	Castle Biosciences Inc.	19,149	1,469
	U.S. Physical Therapy Inc.	12,496	1,467
*	CorVel Corp.	8,620	1,421
*	BioLife Solutions Inc.	23,870	1,393
*	Dicerna Pharmaceuticals Inc.	67,331	1,386
*	iRhythm Technologies Inc.	28,858	1,379
*	Cardiovascular Systems Inc.	38,429	1,375
*	RadNet Inc.	43,766	1,375
*,1	Ocugen Inc.	180,601	1,371
*	Joint Corp.	13,379	1,367
*	C4 Therapeutics Inc.	33,683	1,352
*	Avid Bioservices Inc.	55,634	1,349

76

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	Rocket Pharmaceuticals Inc.	38,852	1,329
*	Community Health Systems Inc.	105,731	1,302
*	Morphic Holding Inc.	20,276	1,278
*	MEDNAX Inc.	39,538	1,270
*	Translate Bio Inc.	33,759	1,263
*	MacroGenics Inc.	53,078	1,253
*	ALX Oncology Holdings Inc.	17,342	1,214
*	Agenus Inc.	192,782	1,189
*	Anavex Life Sciences Corp.	60,694	1,183
*	Inogen Inc.	19,111	1,131
*	Cerevel Therapeutics Holdings Inc.	34,479	1,092
*	OptimizeRx Corp.	16,472	1,090
*,1	MiMedx Group Inc.	72,582	1,071
*	Cerus Corp.	164,485	1,061
*	Heron Therapeutics Inc.	90,344	1,054
*	Y-mAbs Therapeutics Inc.	34,182	1,052
*	Deciphera Pharmaceuticals Inc.	33,173	1,045
*	Sangamo Therapeutics Inc.	102,995	1,021
	Healthcare Services Group Inc.	38,493	1,007
*	Generation Bio Co.	40,199	1,005
*	Coherus Biosciences Inc.	62,694	1,002
*	Pulmonx Corp.	24,838	998
	LeMaitre Vascular Inc.	17,559	994
*,1	Omeros Corp.	59,015	962
	Atrion Corp.	1,383	960
*	Rubius Therapeutics Inc.	44,098	958
*,1	Vaxart Inc.	106,201	950
*	OrthoPediatrics Corp.	13,529	948
*	Tenet Healthcare Corp.	12,532	944
*	Kadmon Holdings Inc.	169,529	929
*	Madrigal Pharmaceuticals Inc.	11,104	919
*	Mind Medicine Mindmed Inc.	315,056	910
*	Scholar Rock Holding Corp.	22,835	903
*	Nurix Therapeutics Inc.	27,907	898
*	Alphatec Holdings Inc.	61,946	897
*	FibroGen Inc.	76,971	895
*	Intersect ENT Inc.	32,565	886
*	Hanger Inc.	36,671	876
*	Dermtech Inc.	23,186	863
*	CryoLife Inc.	32,766	860
*	Cutera Inc.	17,204	856
*	Tactile Systems Technology Inc.	18,747	834
*	TransMedics Group Inc.	25,348	828
*	ViewRay Inc.	133,252	805
*	Affimed NV	113,524	799
*	Surmodics Inc.	13,221	794
*	ModivCare Inc.	4,020	793
*	Ocular Therapeutix Inc.	74,994	792
*	Inhibrx Inc.	27,303	779
*	PMV Pharmaceuticals Inc.	25,655	779
*	SI-BONE Inc.	31,421	767
*	Pennant Group Inc.	25,065	766
*	Harmony Biosciences Holdings Inc.	21,868	741
	National Research Corp.	13,653	737
*	Humanigen Inc.	43,864	727
*	Applied Molecular Transport Inc.	24,048	723
*	Crinetics Pharmaceuticals Inc.	30,248	713
		Shares	Market Value• ($000)
*,1	BeyondSpring Inc.	22,768	713
*	Collegium Pharmaceutical Inc.	34,439	707
*	Phathom Pharmaceuticals Inc.	19,824	706
*	Axsome Therapeutics Inc.	27,189	698
*	Aclaris Therapeutics Inc.	42,476	689
*	Tabula Rasa HealthCare Inc.	21,975	688
*	PetIQ Inc. Class A	25,813	670
*	Mersana Therapeutics Inc.	47,356	660
*	Curis Inc.	73,778	653
	Patterson Cos. Inc.	21,279	652
*	REGENXBIO Inc.	20,149	651
*	Antares Pharma Inc.	163,376	644
*	Allogene Therapeutics Inc.	26,799	639
*	Axogen Inc.	37,302	636
*	Organogenesis Holdings Inc. Class A	37,297	636
*	Rigel Pharmaceuticals Inc.	167,048	635
*	Radius Health Inc.	45,779	634
*	ImmunoGen Inc.	103,567	627
*	Aerie Pharmaceuticals Inc.	41,423	618
*	Vapotherm Inc.	22,207	614
*	Sana Biotechnology Inc.	24,838	596
*	Tivity Health Inc.	25,351	589
*	Precision BioSciences Inc.	46,472	584
*	Replimune Group Inc.	18,304	581
*,1	VBI Vaccines Inc.	160,970	581
*	Addus HomeCare Corp.	6,406	576
*	Rapt Therapeutics Inc.	17,574	575
*	Privia Health Group Inc.	19,172	572
*	IGM Biosciences Inc.	7,887	562
*	Allovir Inc.	28,850	555
*	Amneal Pharmaceuticals Inc.	97,637	551
*	Oramed Pharmaceuticals Inc.	26,145	515
*	Keros Therapeutics Inc.	15,264	513
*	PAVmed Inc.	68,970	503
*	BioAtla Inc.	11,918	490
*	Stoke Therapeutics Inc.	18,671	489
*	Precigen Inc.	80,891	489
	Phibro Animal Health Corp. Class A	20,032	487
*	VistaGen Therapeutics Inc.	156,630	476
*	Avita Medical Inc.	23,342	472
*	Agiliti Inc.	22,102	471
*,1	Clovis Oncology Inc.	95,629	461
*	Alignment Healthcare Inc.	25,756	455
*	Epizyme Inc.	87,795	453
*	Shattuck Labs Inc.	21,336	451
*	Aldeyra Therapeutics Inc.	47,469	450
*	Akero Therapeutics Inc.	18,960	450
*	Verastem Inc.	168,590	447
*	Marinus Pharmaceuticals Inc.	36,146	447
*	Bioxcel Therapeutics Inc.	14,934	440
*	Seres Therapeutics Inc.	68,074	436
*	Spero Therapeutics Inc.	21,661	417
*	Intercept Pharmaceuticals Inc.	27,407	409
*	Karyopharm Therapeutics Inc.	70,394	408
*	Albireo Pharma Inc.	13,135	401
*	KalVista Pharmaceuticals Inc.	19,442	397
*	Theravance Biopharma Inc.	47,341	393

77

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*,1	Butterfly Network Inc.	31,787	393
*	ChromaDex Corp.	45,688	390
*	Pliant Therapeutics Inc.	21,240	387
*	CytoSorbents Corp.	40,294	386
*	Turning Point Therapeutics Inc.	4,994	385
*	Prelude Therapeutics Inc.	10,586	378
*	Eargo Inc.	18,878	378
*	Evolent Health Inc. Class A	15,233	374
*	Accuray Inc.	90,465	368
*,1	CEL-SCI Corp.	31,654	367
*	Krystal Biotech Inc.	6,280	364
*	Chimerix Inc.	51,187	363
*	Multiplan Corp.	60,505	363
*	Apyx Medical Corp.	30,504	360
*	Taysha Gene Therapies Inc.	18,024	358
*	Spectrum Pharmaceuticals Inc.	151,299	356
*	Aveanna Healthcare Holdings Inc.	37,721	356
*	Pulse Biosciences Inc.	13,616	353
*	BioDelivery Sciences International Inc.	91,205	352
*	Relmada Therapeutics Inc.	14,695	351
*	Recursion Pharmaceuticals Inc. Class A	13,863	350
*	Cue Biopharma Inc.	29,110	349
*	ClearPoint Neuro Inc.	18,407	347
*	Stereotaxis Inc.	48,538	343
*	G1 Therapeutics Inc.	22,583	341
*	Evelo Biosciences Inc.	29,708	338
*,1	Esperion Therapeutics Inc.	25,667	334
*	Evolus Inc.	31,557	334
*	ZIOPHARM Oncology Inc.	205,034	334
*	Inotiv Inc.	12,670	330
*	Forte Biosciences Inc.	11,035	325
*	SIGA Technologies Inc.	48,536	317
*	Aligos Therapeutics Inc.	18,354	313
*	Durect Corp.	221,555	308
*	MEI Pharma Inc.	109,179	306
*,1	Ampio Pharmaceuticals Inc.	186,144	305
*	Arena Pharmaceuticals Inc.	5,680	301
*	Sientra Inc.	49,258	299
*	Vaxcyte Inc.	11,235	295
*	Athersys Inc.	169,024	284
*	BioCryst Pharmaceuticals Inc.	17,747	283
*	Eagle Pharmaceuticals Inc.	5,297	283
*,1	TherapeuticsMD Inc.	355,124	282
*	Flexion Therapeutics Inc.	47,072	281
*	CytomX Therapeutics Inc.	53,958	276
*	Infinity Pharmaceuticals Inc.	76,989	273
*	Aspira Women's Health Inc.	71,114	271
*	Harvard Bioscience Inc.	32,747	270
*	9 Meters Biopharma Inc.	207,983	270
*	Nuvation Bio Inc.	29,219	270
*	Treace Medical Concepts Inc.	10,695	270
*	Innovage Holding Corp.	17,912	269
*	SeaSpine Holdings Corp.	15,714	264
*	Codiak Biosciences Inc.	15,356	264
*,1	908 Devices Inc.	7,317	263
*	iCAD Inc.	21,407	258
*	InfuSystem Holdings Inc.	18,137	258
*	Zynex Inc.	19,022	255
*	Lantheus Holdings Inc.	9,552	252
*,1	UroGen Pharma Ltd.	14,285	252
		Shares	Market Value• ($000)
*	Trillium Therapeutics Inc.	14,538	250
*	Paratek Pharmaceuticals Inc.	44,191	246
*,1	Brooklyn ImmunoTherapeutics Inc.	20,351	246
*	REVOLUTION Medicines Inc.	8,189	238
*	Molecular Templates Inc.	36,153	236
*	Outlook Therapeutics Inc.	85,650	236
*	Puma Biotechnology Inc.	31,235	236
*	Quotient Ltd.	76,749	236
*	Ligand Pharmaceuticals Inc.	1,754	232
*	Fortress Biotech Inc.	70,054	230
*	Seer Inc. Class A	5,712	228
*	WaVe Life Sciences Ltd.	35,359	224
*	Fulgent Genetics Inc.	2,440	223
*,1	Retractable Technologies Inc.	17,344	223
*	Amphastar Pharmaceuticals Inc.	10,989	216
*	Oncocyte Corp.	51,422	211
*	iRadimed Corp.	6,195	209
*	GT Biopharma Inc.	23,323	207
*	Applied Therapeutics Inc.	13,046	205
*	Immunovant Inc.	23,624	205
*	Accelerate Diagnostics Inc.	32,274	202
*	Forian Inc.	16,303	199
*	Soliton Inc.	9,375	197
*	Akebia Therapeutics Inc.	66,541	196
*	Acutus Medical Inc.	15,189	194
*	Edgewise Therapeutics Inc.	12,080	191
*	IVERIC bio Inc.	17,822	188
*	Syndax Pharmaceuticals Inc.	10,732	188
*	Athenex Inc.	49,704	181
*	Tarsus Pharmaceuticals Inc.	6,615	175
*	Summit Therapeutics Inc.	21,993	175
*	Misonix Inc.	6,818	173
*	Harpoon Therapeutics Inc.	18,288	173
*	Celcuity Inc.	7,797	172
*	Atea Pharmaceuticals Inc.	5,690	169
*	Magenta Therapeutics Inc.	26,130	167
*	Kiniksa Pharmaceuticals Ltd. Class A	13,089	165
*	Olema Pharmaceuticals Inc.	5,505	165
*	Seelos Therapeutics Inc.	74,211	163
*	Sesen Bio Inc.	167,210	158
*	Greenwich Lifesciences Inc.	3,948	158
*	Ideaya Biosciences Inc.	6,587	155
*	Asensus Surgical Inc.	70,497	155
*	Instil Bio Inc.	7,921	149
*	Avalo Therapeutics Inc.	48,200	149
*	Neuronetics Inc.	21,891	147
*	Varex Imaging Corp.	4,995	146
*	NeuroPace Inc.	6,809	145
*	Syros Pharmaceuticals Inc.	27,239	144
*	Verrica Pharmaceuticals Inc.	12,680	142
*	Apria Inc.	3,562	127
*	Lexicon Pharmaceuticals Inc.	26,695	126
*	KemPharm Inc.	13,590	126
*	Design Therapeutics Inc.	7,668	121
*	Clene Inc.	15,013	120
*	Akoya Biosciences Inc.	7,474	119
*	MannKind Corp.	24,651	118
*	Biomea Fusion Inc.	8,431	118

78

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	Enanta Pharmaceuticals Inc.	2,025	116
*	Avidity Biosciences Inc.	5,091	116
*	Innoviva Inc.	7,197	110
*	Alpine Immune Sciences Inc.	11,347	108
*	Biodesix Inc.	12,005	108
*,1	Kala Pharmaceuticals Inc.	31,627	107
*	Kaleido Biosciences Inc.	16,759	103
*	Atara Biotherapeutics Inc.	6,787	102
*	Ontrak Inc.	8,420	102
*	Bioventus Inc. Class A	6,896	100
*	Kronos Bio Inc.	4,559	95
*	Meridian Bioscience Inc.	4,667	94
*	Ardelyx Inc.	62,781	89
*	ORIC Pharmaceuticals Inc.	4,042	89
*	Doximity Inc. Class A	966	89
*	Werewolf Therapeutics Inc.	4,961	88
*	Cogent Biosciences Inc.	10,354	86
*	SOC Telemed Inc. Class A	31,597	86
*	Impel Neuropharma Inc.	4,516	86
*	Rain Therapeutics Inc.	4,887	86
*	Travere Thrapeutics Inc.	3,809	83
*	ImmunityBio Inc.	7,328	83
*	Hookipa Pharma Inc.	11,353	78
*	Terns Pharmaceuticals Inc.	5,731	77
*	Landos Biopharma Inc.	5,753	76
*	Vincerx Pharma Inc.	4,588	72
*	Trevena Inc.	53,864	71
*	Viracta Therapeutics Inc.	7,696	71
*	Talaris Therapeutics Inc.	5,839	68
*	Neoleukin Therapeutics Inc.	8,047	66
*	NGM Biopharmaceuticals Inc.	2,958	65
*	Sutro Biopharma Inc.	2,886	63
*	NexImmune Inc.	4,195	59
*	Angion Biomedica Corp.	5,308	58
*	Personalis Inc.	2,687	57
*	Arcutis Biotherapeutics Inc.	2,708	57
*	ChemoCentryx Inc.	3,531	56
*	Verve Therapeutics Inc.	738	52
*	Fluidigm Corp.	6,716	48
*	Exagen Inc.	3,374	48
*	Reneo Pharmaceuticals Inc.	4,132	46
*	Monte Rosa Therapeutics Inc.	1,138	41
*	UFP Technologies Inc.	575	40
*	Praxis Precision Medicines Inc.	1,957	39
*	Adagio Therapeutics Inc.	1,149	39
*	Selecta Biosciences Inc.	8,793	38
*	Mirum Pharmaceuticals Inc.	2,368	38
*	Foghorn Therapeutics Inc.	2,854	37
*	Nuvalent Inc. Class A	1,015	37
*	Bright Health Group Inc.	3,878	36
*	Eliem Therapeutics Inc.	1,398	36
*	Viemed Healthcare Inc.	5,461	35
	Utah Medical Products Inc.	374	33
*	NantHealth Inc.	14,333	32
*	Caribou Biosciences Inc.	1,135	31
*	4D Molecular Therapeutics Inc.	992	30
*	Atossa Therapeutics Inc.	8,011	30
*	Prometheus Biosciences Inc.	1,308	29
*	Immuneering Corp. Class A	1,133	28
*	Arbutus Biopharma Corp.	7,837	27
		Shares	Market Value• ($000)
*	Day One Biopharmaceuticals Inc.	920	26
*	CorMedix Inc.	3,503	23
*	MeiraGTx Holdings plc	1,829	23
*	Cullinan Oncology Inc.	828	23
*	Tenaya Therapeutics Inc.	1,160	23
*	RxSight Inc.	1,459	22
*	Cytek Biosciences Inc.	950	22
*	Lyell Immunopharma Inc.	1,303	21
*	Convey Holding Parent Inc.	2,274	20
*,2	Alder Biopharmaceuticals Inc. CVR	20,196	18
*,1,2	Tobira Therapeutics Inc. CVR	3,989	18
*	Gemini Therapeutics Inc.	3,737	18
*,1	Vor BioPharma Inc.	1,084	16
*	Kinnate Biopharma Inc.	666	15
*	Portage Biotech Inc.	718	15
*	Cyteir Therapeutics Inc.	806	15
*	Icosavax Inc.	367	14
*	Omega Therapeutics Inc.	755	14
*	XOMA Corp.	412	13
*	Alpha Teknova Inc.	681	13
*,1	Rani Therapeutics Holdings Inc. Class A	709	13
*	Sight Sciences Inc.	455	13
*	TScan Therapeutics Inc.	1,433	13
*	Imago Biosciences Inc.	453	12
*	Sera Prognostics Inc. Class A	1,160	12
*	Janux Therapeutics Inc.	329	11
*	Erasca Inc.	446	11
*	CVRx Inc.	540	10
*	LifeStance Health Group Inc.	653	10
*	Ikena Oncology Inc.	678	9
*	Vera Therapeutics Inc.	585	9
*	Candel Therapeutics Inc.	1,139	9
*	Oyster Point Pharma Inc.	598	8
*	Singular Genomics Systems Inc.	459	8
*	Century Therapeutics Inc.	340	8
*	Elevation Oncology Inc.	686	8
*	Absci Corp.	404	8
*	Codex DNA Inc.	567	7
*	Graphite Bio Inc.	344	7
*	In8bio Inc.	1,087	7
*	Rallybio Corp.	489	6
*	Rapid Micro Biosystems Inc. Class A	337	6
*	Finch Therapeutics Group Inc.	388	5
*	Sigilon Therapeutics Inc.	593	4
*	Aerovate Therapeutics Inc.	83	1
*,2	Synergy Pharmaceuticals Inc.	124,654	—
*,2	Progenics Pharmaceuticals Inc. CVR	71,640	—
*,2	Prevail Therapeutics Inc. CVR	58	—
			424,944
Industrials (15.0%)
	Tetra Tech Inc.	52,753	7,588
*	Saia Inc.	25,949	6,231
	Exponent Inc.	50,791	5,937
*	WillScot Mobile Mini Holdings Corp.	182,800	5,411

79

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	AMN Healthcare Services Inc.	46,106	5,234
	Maximus Inc.	59,998	5,225
*	ASGN Inc.	45,451	5,099
	Simpson Manufacturing Co. Inc.	42,615	4,822
	John Bean Technologies Corp.	30,698	4,479
*	Atkore Inc.	45,970	4,265
*	Chart Industries Inc.	21,470	4,045
*	ExlService Holdings Inc.	32,130	3,956
	Insperity Inc.	35,539	3,921
	Franklin Electric Co. Inc.	45,343	3,853
	Rexnord Corp.	61,958	3,765
	Brink's Co.	47,609	3,721
*	ACI Worldwide Inc.	115,411	3,720
*	TriNet Group Inc.	39,651	3,651
	Terex Corp.	66,937	3,417
	Applied Industrial Technologies Inc.	37,957	3,371
*	Herc Holdings Inc.	24,412	3,209
	Badger Meter Inc.	28,562	3,059
*	Itron Inc.	36,330	3,052
*	Welbilt Inc.	127,897	2,993
*	Bloom Energy Corp. Class A	136,210	2,918
	Installed Building Products Inc.	23,209	2,882
*	Masonite International Corp.	24,010	2,874
	AAON Inc.	41,015	2,794
	EVERTEC Inc.	59,255	2,741
	Comfort Systems USA Inc.	34,879	2,650
	Helios Technologies Inc.	31,625	2,581
	Watts Water Technologies Inc. Class A	15,039	2,580
*	Vicor Corp.	20,640	2,546
*	CryoPort Inc.	39,669	2,522
	Aerojet Rocketdyne Holdings Inc.	58,288	2,420
	Federal Signal Corp.	58,926	2,394
	Kadant Inc.	11,265	2,356
	Forward Air Corp.	26,588	2,344
*	O-I Glass Inc.	154,575	2,339
*	AeroVironment Inc.	21,989	2,251
*	SPX Corp.	35,685	2,230
*	Beacon Roofing Supply Inc.	40,885	2,105
*,1	Nikola Corp.	196,144	2,046
	Raven Industries Inc.	34,885	2,036
*	Verra Mobility Corp. Class A	131,167	2,034
	TTEC Holdings Inc.	18,086	1,907
	Hillenbrand Inc.	40,359	1,873
	Patrick Industries Inc.	22,220	1,813
*	Dycom Industries Inc.	23,831	1,795
	CSW Industrials Inc.	13,386	1,778
*	Cimpress plc	17,162	1,630
	Lindsay Corp.	9,625	1,586
	Shyft Group Inc.	33,851	1,490
	Enerpac Tool Group Corp. Class A	59,095	1,487
*	Ferro Corp.	66,796	1,389
*	Meritor Inc.	58,388	1,385
*	Allegheny Technologies Inc.	75,896	1,356
	Tennant Co.	18,048	1,335
	Alamo Group Inc.	8,577	1,330
*	Danimer Scientific Inc.	67,255	1,314
	Pitney Bowes Inc.	172,056	1,285
		Shares	Market Value• ($000)
*	MYR Group Inc.	12,048	1,253
	Kforce Inc.	20,080	1,173
*	Evo Payments Inc. Class A	45,873	1,167
	McGrath RentCorp.	16,374	1,143
*	Montrose Environmental Group Inc.	21,885	1,094
	H&E Equipment Services Inc.	31,452	1,071
*	Construction Partners Inc. Class A	27,868	933
*	Aspen Aerogels Inc.	21,129	924
*	WESCO International Inc.	7,711	902
*	JELD-WEN Holding Inc.	32,716	901
*	Cornerstone Building Brands Inc.	53,579	890
	Douglas Dynamics Inc.	22,088	878
*	Energy Recovery Inc.	41,238	843
	Macquarie Infrastructure Corp.	20,886	832
*	Paya Holdings Inc. Class A	80,391	776
*	Repay Holdings Corp. Class A	33,132	762
*	SP Plus Corp.	22,648	734
*	Gibraltar Industries Inc.	9,211	688
*	Kratos Defense & Security Solutions Inc.	27,005	668
*	Forterra Inc.	28,476	656
*	CIRCOR International Inc.	18,014	644
	EMCOR Group Inc.	5,235	636
	HB Fuller Co.	9,194	621
*	FARO Technologies Inc.	8,892	613
*	I3 Verticals Inc. Class A	20,216	584
*	Cantaloupe Inc.	57,015	584
*	PGT Innovations Inc.	27,135	576
*	International Money Express Inc.	31,309	571
*	Napco Security Technologies Inc.	14,171	555
*	GreenSky Inc. Class A	68,631	546
	CRA International Inc.	5,852	544
*	Desktop Metal Inc. Class A	64,679	537
*	Resideo Technologies Inc.	16,553	534
*	Franklin Covey Co.	12,187	530
*	Forrester Research Inc.	11,031	525
*	BTRS Holdings Inc.	46,366	506
*	BlueLinx Holdings Inc.	8,776	505
*	Lydall Inc.	7,666	475
*,1	PureCycle Technologies Inc.	32,219	474
	Albany International Corp. Class A	6,018	471
*	Transcat Inc.	6,911	468
*	PAE Inc.	68,504	458
*	Velodyne Lidar Inc.	69,141	456
*	IES Holdings Inc.	8,475	414
	EnerSys	4,605	390
*	Daseke Inc.	41,086	388
	Myers Industries Inc.	16,481	376
	Allied Motion Technologies Inc.	10,547	365
	Heidrick & Struggles International Inc.	8,128	351
	Werner Enterprises Inc.	7,200	340
*	Atlanticus Holdings Corp.	5,243	337
*	ShotSpotter Inc.	8,283	330
*	Proto Labs Inc.	4,347	322
*	Luna Innovations Inc.	29,777	321
*	NV5 Global Inc.	3,010	318
*	Willdan Group Inc.	8,239	312

80

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	Byrna Technologies Inc.	10,377	304
*	Vivint Smart Home Inc.	23,838	291
*	Echo Global Logistics Inc.	8,727	287
*	Green Dot Corp. Class A	5,311	277
	SPX FLOW Inc.	3,375	272
	Luxfer Holdings plc	11,942	255
*	Lawson Products Inc.	4,648	245
*	Iteris Inc.	40,784	232
*,1	Eos Energy Enterprises Inc.	17,186	222
*	Rekor Systems Inc.	20,018	219
	Chase Corp.	1,884	216
*	Textainer Group Holdings Ltd.	6,335	210
	Greif Inc. Class A	3,303	209
	CAI International Inc.	3,514	197
*	Hyliion Holdings Corp.	22,013	194
	ESCO Technologies Inc.	2,096	189
	Mueller Water Products Inc. Class A	11,225	187
*	Ranpak Holdings Corp. Class A	5,813	178
*	Blue Bird Corp.	7,750	168
*	OSI Systems Inc.	1,701	168
*	GreenBox POS	16,998	166
*,1	AgEagle Aerial Systems Inc.	41,652	147
*	EVI Industries Inc.	5,895	143
	Gorman-Rupp Co.	4,050	142
	Universal Logistics Holdings Inc.	6,463	141
*	Huron Consulting Group Inc.	2,522	125
*	Commercial Vehicle Group Inc.	11,604	122
*	Sterling Construction Co. Inc.	5,132	118
*	Babcock & Wilcox Enterprises Inc.	16,081	117
*,1	Workhorse Group Inc.	11,243	110
*	Infrastructure and Energy Alternatives Inc.	8,316	107
*	Karat Packaging Inc.	4,479	105
	Cass Information Systems Inc.	2,263	102
*	IBEX Holdings Ltd.	5,547	100
*	Cross Country Healthcare Inc.	4,542	99
	Hirequest Inc.	4,391	81
	Greif Inc. Class B	1,141	70
*	Modine Manufacturing Co.	5,394	67
*	Target Hospitality Corp.	16,682	66
*	Titan International Inc.	7,812	65
	REV Group Inc.	3,960	64
*	Core & Main Inc. Class A	2,210	61
	Dorian LPG Ltd.	4,508	60
*	Donnelley Financial Solutions Inc.	1,733	58
	Insteel Industries Inc.	1,570	58
	Wabash National Corp.	3,679	57
*	TaskUS Inc. Class A	820	52
*	Priority Technology Holdings Inc.	8,361	50
*	First Advantage Corp.	1,974	45
	Kronos Worldwide Inc.	3,198	42
*	Custom Truck One Source Inc.	4,074	35
*	Atlas Technical Consultants Inc.	2,554	26
*	ExOne Co.	1,035	25
		Shares	Market Value• ($000)
	Miller Industries Inc.	641	24
*	Yellow Corp.	3,828	23
*	Legalzoom.com Inc.	610	21
	U.S. Lime & Minerals Inc.	106	15
*	PAM Transportation Services Inc.	408	14
*	CS Disco Inc.	219	11
*	Flywire Corp.	167	7
*	BM Technologies Inc. (XASE)	325	3
*	Paymentus Holdings Inc. Class A	133	3
			223,152
Other (0.0%)[3]
*,2	Aduro Biotech Inc. CVR	9,451	6
*,1,2	GTX Inc. CVR	530	—
*,2	NewStar Financial Inc. CVR	2,171	—
			6
Real Estate (3.0%)
	EastGroup Properties Inc.	38,891	7,011
*	Redfin Corp.	99,508	4,833
	National Storage Affiliates Trust	76,599	4,385
*	Ryman Hospitality Properties Inc.	48,365	4,018
	Innovative Industrial Properties Inc.	12,124	2,981
	eXp World Holdings Inc.	60,702	2,783
	PS Business Parks Inc.	16,680	2,623
	QTS Realty Trust Inc. Class A	28,297	2,207
*	Cushman & Wakefield plc	114,800	2,083
	Newmark Group Inc. Class A	145,985	1,988
	St. Joe Co.	32,597	1,508
	Safehold Inc.	11,839	1,061
	UMH Properties Inc.	33,685	798
	Community Healthcare Trust Inc.	14,579	707
*	Outfront Media Inc.	28,359	702
	Universal Health Realty Income Trust	11,587	686
	Alexander's Inc.	2,095	558
	Saul Centers Inc.	10,683	492
	Tanger Factory Outlet Centers Inc.	26,897	450
*	Rafael Holdings Inc. Class B	9,533	399
	CatchMark Timber Trust Inc. Class A	33,780	390
	Gladstone Land Corp.	14,604	344
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	4,543	274
	NexPoint Residential Trust Inc.	3,950	256
	Monmouth Real Estate Investment Corp.	13,201	251
	Indus Realty Trust Inc.	3,278	230
	Gladstone Commercial Corp.	9,873	223
*	Fathom Holdings Inc.	5,041	144
*	Marcus & Millichap Inc.	2,541	100
*	Forestar Group Inc.	4,314	90
	Clipper Realty Inc.	10,579	89
	RMR Group Inc. Class A	1,516	70
	American Finance Trust Inc.	5,831	50
	Phillips Edison & Co. Inc.	947	29

81

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	Bridge Investment Group Holdings Inc. Class A	789	15
			44,828
Technology (20.3%)
*	Lattice Semiconductor Corp.	132,752	8,247
*	Varonis Systems Inc. Class B	103,594	7,149
*	Silicon Laboratories Inc.	43,442	6,847
*	Synaptics Inc.	34,520	6,551
*	Rapid7 Inc.	53,735	6,530
	Power Integrations Inc.	59,060	6,416
*	II-VI Inc.	95,046	5,986
*	J2 Global Inc.	42,512	5,854
*	Workiva Inc. Class A	41,101	5,765
*	Blackline Inc.	52,473	5,725
*	MicroStrategy Inc. Class A	7,679	5,331
*	Novanta Inc.	34,510	5,288
*	Sprout Social Inc. Class A	43,209	5,254
*	Upwork Inc.	114,082	5,101
*	Asana Inc. Class A	66,478	5,022
*	Digital Turbine Inc.	82,638	4,830
*	SPS Commerce Inc.	35,286	4,782
	KBR Inc.	121,033	4,713
*	Q2 Holdings Inc.	53,480	4,711
*	Semtech Corp.	63,268	4,424
	Kulicke & Soffa Industries Inc.	59,894	4,204
*	Sailpoint Technologies Holdings Inc.	88,556	4,150
*	Appian Corp. Class A	38,475	4,124
*	Mimecast Ltd.	58,330	4,072
*	LivePerson Inc.	62,674	4,017
*	Cerence Inc.	37,014	4,014
*	Envestnet Inc.	49,740	3,973
*	Tenable Holdings Inc.	88,743	3,937
*	Qualys Inc.	33,346	3,914
*	Alarm.com Holdings Inc.	46,249	3,900
*	Perficient Inc.	31,841	3,796
	CMC Materials Inc.	28,578	3,790
*	Box Inc. Class A	144,026	3,713
*	MaxLinear Inc.	68,424	3,574
*	Ambarella Inc.	34,189	3,541
*	Cornerstone OnDemand Inc.	61,607	3,530
*	Rogers Corp.	16,090	3,418
	Advanced Energy Industries Inc.	37,636	3,394
*	PagerDuty Inc.	78,961	3,380
*	CommVault Systems Inc.	41,291	3,343
*	Blackbaud Inc.	47,333	3,299
*	3D Systems Corp.	108,306	3,297
*	Altair Engineering Inc. Class A	44,394	3,285
*	Fabrinet	31,097	3,204
*	Diodes Inc.	32,970	3,192
*	Magnite Inc.	102,736	2,981
*	MACOM Technology Solutions Holdings Inc. Class H	47,636	2,892
*	Cargurus Inc.	90,840	2,760
*	BigCommerce Holdings Inc. Series 1	45,960	2,736
*	Sitime Corp.	12,587	2,679
*	Schrodinger Inc.	44,321	2,645
	Shutterstock Inc.	22,886	2,638
*	FormFactor Inc.	66,562	2,588
		Shares	Market Value• ($000)
*	Yelp Inc. Class A	65,716	2,531
*	Momentive Global Inc.	125,317	2,457
*	Domo Inc. Class B	26,956	2,413
*	Bandwidth Inc. Class A	22,292	2,294
*,1	MicroVision Inc.	154,876	2,281
*	Plexus Corp.	24,510	2,251
*	Cloudera Inc.	138,091	2,200
*	Appfolio Inc. Class A	18,325	2,164
*	TechTarget Inc.	24,949	2,110
	Progress Software Corp.	43,000	2,002
*	Ultra Clean Holdings Inc.	42,550	1,967
*	JFrog Ltd.	50,469	1,940
*	Zuora Inc. Class A	102,610	1,742
*	PROS Holdings Inc.	39,098	1,691
*	Sumo Logic Inc.	79,794	1,664
*	Avaya Holdings Corp.	80,734	1,628
*	Axcelis Technologies Inc.	32,584	1,620
*	PAR Technology Corp.	23,197	1,576
*	Yext Inc.	108,630	1,469
*	Cohu Inc.	40,697	1,452
*	Eventbrite Inc. Class A	73,417	1,298
*	Insight Enterprises Inc.	11,931	1,228
*	Unisys Corp.	50,540	1,224
*	nLight Inc.	41,910	1,157
*	Onto Innovation Inc.	15,009	1,113
*	Upland Software Inc.	27,972	1,090
*	Impinj Inc.	18,257	1,064
*	CEVA Inc.	22,034	1,063
*	Model N Inc.	31,219	1,059
*	Agilysys Inc.	16,616	944
*	Mitek Systems Inc.	41,037	918
*	Avid Technology Inc.	35,364	913
	QAD Inc. Class A	10,207	888
	Sapiens International Corp. NV	30,239	863
*	Grid Dynamics Holdings Inc.	29,934	801
*	Ichor Holdings Ltd.	17,719	785
*	Diebold Nixdorf Inc.	70,362	766
*	DigitalOcean Holdings Inc.	11,920	735
	CSG Systems International Inc.	14,879	717
*	Tucows Inc. Class A	9,204	682
*	A10 Networks Inc.	48,941	680
*	SMART Global Holdings Inc.	13,888	673
*	OneSpan Inc.	34,437	664
	Simulations Plus Inc.	14,954	662
	American Software Inc. Class A	23,565	598
*	Veritone Inc.	27,779	580
	Amkor Technology Inc.	20,757	570
*	Telos Corp.	16,884	557
*	Rackspace Technology Inc.	37,934	530
*	ChannelAdvisor Corp.	20,128	516
*	Alpha & Omega Semiconductor Ltd.	16,925	492
*	Atomera Inc.	19,859	490
*	Groupon Inc. Class A	19,489	483
*	Brightcove Inc.	39,332	447
*	Kopin Corp.	75,909	446
	Hackett Group Inc.	22,502	441
*	Mediaalpha Inc. Class A	18,616	413
*	Rimini Street Inc.	42,855	409
*	Zix Corp.	52,312	405
	Vishay Intertechnology Inc.	18,004	396
*	EverQuote Inc. Class A	18,476	364

82

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
*	Digimarc Corp.	12,342	361
*	Identiv Inc.	18,772	333
*	Bottomline Technologies DE Inc.	7,519	318
	NVE Corp.	4,412	310
*	Porch Group Inc.	15,513	310
*	Intelligent Systems Corp.	7,195	278
	CTS Corp.	6,962	244
*,1	Ouster Inc.	28,397	239
*	SkyWater Technology Inc.	7,083	236
*	Benefitfocus Inc.	17,941	217
*	Alkami Technology Inc.	6,359	182
*	Viant Technology Inc. Class A	10,816	149
*	ON24 Inc.	5,731	130
*	eGain Corp.	9,423	111
*	GAN Ltd.	4,164	71
*	EMCORE Corp.	5,322	40
*	SentinelOne Inc. Class A	610	39
*	Kimball Electronics Inc.	1,230	30
*	Clear Secure Inc. Class A	607	28
*	Intapp Inc.	548	20
*	Sprinklr Inc. Class A	1,158	18
*	Couchbase Inc.	340	17
*	Confluent Inc. Class A	259	14
*	MeridianLink Inc.	581	14
*	Zeta Global Holdings Corp. Class A	1,429	10
*	1stdibs.com Inc.	457	7
*	Paycor HCM Inc.	127	5
*	Xometry Inc. Class A	62	4
*	EverCommerce Inc.	184	4
*	Procore Technologies Inc.	27	2
*	Blend Labs Inc. Class A	127	2
			301,825
Telecommunications (2.4%)
*	Iridium Communications Inc.	88,278	3,929
*	fuboTV Inc.	128,623	3,749
*	Vonage Holdings Corp.	236,427	3,334
*	Viavi Solutions Inc.	198,497	3,234
	Cogent Communications Holdings Inc.	41,722	3,028
*	8x8 Inc.	104,120	2,515
*	Calix Inc.	44,234	2,061
*	Vocera Communications Inc.	33,389	1,619
*	Infinera Corp.	174,015	1,474
*	Extreme Networks Inc.	120,753	1,308
*	Globalstar Inc.	519,033	1,033
	InterDigital Inc.	12,137	875
*	ORBCOMM Inc.	73,020	839
*	WideOpenWest Inc.	32,313	686
*	IDT Corp. Class B	14,427	627
	Loral Space & Communications Inc.	12,551	527
*	Clearfield Inc.	11,142	505
	Shenandoah Telecommunications Co.	16,032	478
*	Akoustis Technologies Inc.	42,001	417
*	Plantronics Inc.	13,910	414
*	CalAmp Corp.	34,110	387
*	Cambium Networks Corp.	8,765	329
*	Cincinnati Bell Inc.	20,515	318
*	Ooma Inc.	12,331	234
*	Casa Systems Inc.	30,691	216
*	Anterix Inc.	3,269	193
		Shares	Market Value• ($000)
*	Harmonic Inc.	16,125	149
*	Inseego Corp.	17,191	144
*	DZS Inc.	7,014	97
	ADTRAN Inc.	3,204	66
*	Gogo Inc.	4,117	55
*	Kaltura Inc.	1,695	19
			34,859
Utilities (1.1%)
*	Evoqua Water Technologies Corp.	113,195	4,406
*	Casella Waste Systems Inc. Class A	44,326	3,280
	Covanta Holding Corp.	117,220	2,350
	American States Water Co.	18,747	1,729
	Middlesex Water Co.	6,281	687
	Clearway Energy Inc. Class C	19,633	616
*	Harsco Corp.	32,340	590
*	Sunnova Energy International Inc.	12,380	448
	York Water Co.	7,825	403
	Clearway Energy Inc. Class A	9,135	272
*	Pure Cycle Corp.	16,695	250
	Global Water Resources Inc.	12,357	247
*	Heritage-Crystal Clean Inc.	5,926	175
*	Sharps Compliance Corp.	14,049	126
*	U.S. Ecology Inc.	3,410	122
	Via Renewables Inc. Class A	10,662	119
*	Cadiz Inc.	1,251	17
			15,837
Total Common Stocks (Cost $1,084,947)			1,486,629
		Face Amount ($000)
Corporate Bonds (0.0%)
	GAMCO Investors Inc. 4.000%, 10/30/21 (Cost $9)	9	9

83

Russell 2000 Growth Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (2.2%)
Money Market Fund (2.2%)
[4,5]	Vanguard Market Liquidity Fund, 0.068% (Cost $32,642)	326,452	32,645
Total Investments (102.2%) (Cost $1,117,598)			1,519,283
Other Assets and Liabilities—Net (-2.2%)			(32,473)
Net Assets (100%)			1,486,810
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $31,366,000.
2	Security value determined using significant unobservable inputs.
3	“Other” represents securities that are not classified by the fund’s benchmark index.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $32,692,000 was received for securities on loan, of which $32,645,000 is held in Vanguard Market Liquidity Fund and $47,000 is held in cash.
CVR—Contingent Value Rights.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2021	33	3,747	33

See accompanying Notes, which are an integral part of the Financial Statements.
84

Russell 2000 Growth Index Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,084,956)	1,486,638
Affiliated Issuers (Cost $32,642)	32,645
Total Investments in Securities	1,519,283
Investment in Vanguard	49
Cash	47
Cash Collateral Pledged—Futures Contracts	155
Receivables for Investment Securities Sold	1,509
Receivables for Accrued Income	378
Variation Margin Receivable—Futures Contracts	5
Total Assets	1,521,426
Liabilities
Due to Custodian	1,670
Payables for Investment Securities Purchased	10
Collateral for Securities on Loan	32,692
Payables for Capital Shares Redeemed	173
Payables to Vanguard	71
Total Liabilities	34,616
Net Assets	1,486,810
At August 31, 2021, net assets consisted of:

Paid-in Capital	1,232,334
Total Distributable Earnings (Loss)	254,476
Net Assets	1,486,810

ETF Shares—Net Assets
Applicable to 3,300,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	734,722
Net Asset Value Per Share—ETF Shares	$222.64

Institutional Shares—Net Assets
Applicable to 1,773,133 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	752,088
Net Asset Value Per Share—Institutional Shares	$424.16

See accompanying Notes, which are an integral part of the Financial Statements.
85

Russell 2000 Growth Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	6,214
Interest[1]	4
Securities Lending—Net	1,109
Total Income	7,327
Expenses
The Vanguard Group—Note B
Investment Advisory Services	198
Management and Administrative—ETF Shares	728
Management and Administrative—Institutional Shares	368
Marketing and Distribution—ETF Shares	20
Marketing and Distribution—Institutional Shares	20
Custodian Fees	86
Auditing Fees	29
Shareholders’ Reports—ETF Shares	31
Shareholders’ Reports—Institutional Shares	6
Trustees’ Fees and Expenses	—
Total Expenses	1,486
Net Investment Income	5,841
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	120,100
Futures Contracts	321
Realized Net Gain (Loss)	120,421
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	203,995
Futures Contracts	35
Change in Unrealized Appreciation (Depreciation)	204,030
Net Increase (Decrease) in Net Assets Resulting from Operations	330,292
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,000, $0, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $91,628,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
86

Russell 2000 Growth Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,841	6,415
Realized Net Gain (Loss)	120,421	(588)
Change in Unrealized Appreciation (Depreciation)	204,030	128,519
Net Increase (Decrease) in Net Assets Resulting from Operations	330,292	134,346
Distributions
ETF Shares	(2,369)	(2,623)
Institutional Shares	(3,418)	(4,011)
Total Distributions	(5,787)	(6,634)
Capital Share Transactions
ETF Shares	230,394	19,622
Institutional Shares	61,405	(50,074)
Net Increase (Decrease) from Capital Share Transactions	291,799	(30,452)
Total Increase (Decrease)	616,304	97,260
Net Assets
Beginning of Period	870,506	773,246
End of Period	1,486,810	870,506

See accompanying Notes, which are an integral part of the Financial Statements.
87

Russell 2000 Growth Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$164.83	$141.63	$160.12	$123.26	$106.98
Investment Operations
Net Investment Income[1]	.839	1.097	.971	.895	.961
Net Realized and Unrealized Gain (Loss) on Investments	57.852	23.237	(18.527)	36.791	16.455
Total from Investment Operations	58.691	24.334	(17.556)	37.686	17.416
Distributions
Dividends from Net Investment Income	(.881)	(1.134)	(.934)	(.826)	(1.136)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.881)	(1.134)	(.934)	(.826)	(1.136)
Net Asset Value, End of Period	$222.64	$164.83	$141.63	$160.12	$123.26
Total Return	35.67%	17.32%	-10.97%	30.69%	16.39%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$735	$371	$301	$328	$194
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	0.40%	0.75%	0.68%	0.64%	0.83%
Portfolio Turnover Rate[2]	47%	38%	28%	35%	34%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
88

Russell 2000 Growth Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$314.01	$269.76	$305.04	$234.80	$203.79
Investment Operations
Net Investment Income[1]	1.912	2.275	2.021	2.026	2.102
Net Realized and Unrealized Gain (Loss) on Investments	110.162	44.269	(35.267)	70.080	31.338
Total from Investment Operations	112.074	46.544	(33.246)	72.106	33.440
Distributions
Dividends from Net Investment Income	(1.924)	(2.294)	(2.034)	(1.866)	(2.430)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.924)	(2.294)	(2.034)	(1.866)	(2.430)
Net Asset Value, End of Period	$424.16	$314.01	$269.76	$305.04	$234.80
Total Return	35.77%	17.42%	-10.91%	30.85%	16.53%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$752	$500	$472	$545	$370
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	0.48%	0.82%	0.75%	0.76%	0.95%
Portfolio Turnover Rate[2]	47%	38%	28%	35%	34%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
89

Russell 2000 Growth Index Fund
Notes to Financial Statements
Vanguard Russell 2000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
90

Russell 2000 Growth Index Fund
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds
91

Russell 2000 Growth Index Fund
effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $49,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
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Russell 2000 Growth Index Fund
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,486,587	—	42	1,486,629
Corporate Bonds	—	9	—	9
Temporary Cash Investments	32,645	—	—	32,645
Total	1,519,232	9	42	1,519,283
Derivative Financial Instruments
Assets
Futures Contracts[1]	33	—	—	33
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	91,597
Total Distributable Earnings (Loss)	(91,597)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains
93

Russell 2000 Growth Index Fund
from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	2,050
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(147,811)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	400,237
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	5,787	6,634
Long-Term Capital Gains	—	—
Total	5,787	6,634
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,119,046
Gross Unrealized Appreciation	487,984
Gross Unrealized Depreciation	(87,747)
Net Unrealized Appreciation (Depreciation)	400,237
E.	During the year ended August 31, 2021, the fund purchased $1,062,826,000 of investment securities and sold $769,411,000 of investment securities, other than temporary cash investments. Purchases and sales include $388,427,000 and $163,387,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $126,907,000 and sales were $197,253,000, resulting in net realized gain (loss) of $3,702,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
94

Russell 2000 Growth Index Fund
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	399,369	1,800	172,356	1,175
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(168,975)	(750)	(152,734)	(1,050)
Net Increase (Decrease)—ETF Shares	230,394	1,050	19,622	125
Institutional Shares
Issued	170,590	475	152,291	545
Issued in Lieu of Cash Distributions	3,267	9	4,001	15
Redeemed	(112,452)	(302)	(206,366)	(720)
Net Increase (Decrease)—Institutional Shares	61,405	182	(50,074)	(160)
At August 31, 2021, one shareholder was the record or beneficial owner of 26% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
95

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the "Funds") as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
96

Special 2021 tax information (unaudited) for Vanguard Russell 2000 Index Funds
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The funds distributed qualified dividend income to shareholders during the fiscal year as follows:
Fund	($000)
Russell 2000 Index Fund	33,803
Russell 2000 Value Index Fund	8,852
Russell 2000 Growth Index Fund	4,755
The funds distributed qualified business income to shareholders during the fiscal year as follows:
Fund	($000)
Russell 2000 Index Fund	7,104
Russell 2000 Value Index Fund	1,935
Russell 2000 Growth Index Fund	361
For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:
Fund	Percentage
Russell 2000 Index Fund	67.5%
Russell 2000 Value Index Fund	69.9
Russell 2000 Growth Index Fund	80.3
97

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund, and Vanguard Russell 2000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.
Investment performance
The board considered the short-and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.
98

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangements again after a one-year period.
99

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund, and Vanguard Russell 2000 Growth Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2020, through December 31, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds' liquidity risk.
100

The Products are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes to track general stock market performance or a segment of the same. Russell’s publication of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes are based. Russell’s only relationship to The Vanguard Group, Inc. is the licensing of certain trademarks and trade names of Russell and of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes which are determined, composed and calculated by Russell without regard to The Vanguard Group, Inc. or the Products. Russell is not responsible for and has not reviewed the Products nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell has no obligation or liability in connection with the administration, marketing or trading of the Products.
Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell does not guarantee the accuracy and/or the completeness of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to the use of or results to be obtained by The Vanguard Group, Inc., investors, owners of the Products, or any other person or entity from the use of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.
101

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Chris D. Mclsaac
Joseph Brennan	Thomas M. Rampulla
Mortimer J. Buckley	Karin A. Risi
Gregory Davis	Anne E. Robinson
John James	Michael Rollings
John T. Marcante	Lauren Valente

Connect with Vanguard®>vanguard.com
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Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964 and 7,720,749.
Vanguard Marketing Corporation, Distributor.
Q18510 102021

Annual Report   |   August 31, 2021
Vanguard Russell 3000 Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	7
Trustees Approve Advisory Arrangement	48
Liquidity Risk Management	50
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Russell 3000 Index Fund, which represents the broad U.S. stock market, returned 32.90% for ETF Shares (based on net asset value) and 32.94% for Institutional Shares for the 12 months ended August 31, 2021. The fund’s returns closely tracked its target index.
•	The global economy rebounded more quickly than many expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that were more successful in containing the virus generally fared better economically. Swift and extensive fiscal and monetary support from policymakers was also key to the rebound. Stocks rose broadly during the 12 months under review following their sharp downturn at the start of the pandemic.
•	Mid- and small-capitalization stocks outperformed their large-cap counterparts for the period, and value stocks surpassed growth.
•	Performance was in double digits across all industry sectors. Technology, the fund’s largest sector, increased more than 36% and contributed most to returns. Financial and industrial stocks were also top contributors.
•	The relative laggards by sector were utilities, basic materials, telecommunications, and consumer staples, though each had returns of more than 14%.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	32.25%	18.42%	18.24%
Russell 2000 Index (Small-caps)	47.08	10.75	14.38
Russell 3000 Index (Broad U.S. market)	33.04	17.85	17.97
FTSE All-World ex US Index (International)	25.74	9.82	10.23
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.08%	5.43%	3.11%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	3.40	5.09	3.30
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.20	1.13
CPI
Consumer Price Index	5.25%	2.76%	2.58%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2021
	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Russell 3000 Index Fund
ETF Shares	$1,000.00	$1,172.00	$0.55
Institutional Shares	1,000.00	1,172.10	0.44
Based on Hypothetical 5% Yearly Return
Russell 3000 Index Fund
ETF Shares	$1,000.00	$1,024.70	$0.51
Institutional Shares	1,000.00	1,024.80	0.41
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.10% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Russell 3000 Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Year	Ten Years	Final Value of a $10,000 Investment
Russell 3000 Index Fund ETF Shares Net Asset Value	32.90%	17.84%	16.04%	$44,263
Russell 3000 Index Fund ETF Shares Market Price	32.87	17.84	16.04	44,265
Russell 3000 Index	33.04	17.97	16.20	44,872
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	44,721

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Russell 3000 Index Fund Institutional Shares	32.94%	17.89%	16.11%	$22,263,384
Russell 3000 Index	33.04	17.97	16.20	22,435,790
Dow Jones U.S. Total Stock Market Float Adjusted Index	33.32	17.95	16.16	22,360,680
See Financial Highlights for dividend and capital gains information.
4

Russell 3000 Index Fund
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021

	One Year	Five Years	Ten Years
Russell 3000 Index Fund ETF Shares Market Price	32.87%	127.25%	342.65%
Russell 3000 Index Fund ETF Shares Net Asset Value	32.90	127.21	342.63
Russell 3000 Index	33.04	128.45	348.72
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
5

Russell 3000 Index Fund
Fund Allocation
As of August 31, 2021
Basic Materials	1.7%
Consumer Discretionary	15.7
Consumer Staples	4.6
Energy	2.5
Financials	11.2
Health Care	13.2
Industrials	13.6
Real Estate	3.5
Technology	28.2
Telecommunications	3.1
Utilities	2.7
Other	0.0
The table reflects the fund’s investments, except short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

Russell 3000 Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.6%)
Basic Materials (1.7%)
	Air Products and Chemicals Inc.	10,890	2,935
	Ecolab Inc.	12,326	2,778
	Freeport-McMoRan Inc.	72,331	2,632
	Dow Inc.	37,182	2,339
	Newmont Corp.	39,484	2,290
	International Flavors & Fragrances Inc.	12,293	1,862
	Nucor Corp.	14,882	1,750
	Fastenal Co.	28,417	1,587
	Albemarle Corp.	5,682	1,345
	LyondellBasell Industries NV Class A	12,849	1,289
	International Paper Co.	19,126	1,149
	Avery Dennison Corp.	4,113	927
	Celanese Corp. Class A	5,629	893
	Eastman Chemical Co.	6,650	753
	Steel Dynamics Inc.	9,809	662
	FMC Corp.	6,434	602
	Mosaic Co.	16,877	543
*	Cleveland-Cliffs Inc.	22,302	523
	CF Industries Holdings Inc.	10,440	474
	Reliance Steel & Aluminum Co.	3,101	465
*	Alcoa Corp.	9,095	404
	Royal Gold Inc.	3,212	358
	Olin Corp.	7,001	349
	U.S. Steel Corp.	13,031	349
	Scotts Miracle-Gro Co.	2,005	314
*	RBC Bearings Inc.	1,199	278
	Huntsman Corp.	10,282	272
	Chemours Co.	8,012	269
	Valvoline Inc.	8,842	267
	Element Solutions Inc.	11,281	256
	Southern Copper Corp.	4,045	253
	Ashland Global Holdings Inc.	2,706	247
*	Hexcel Corp.	4,049	230
	Timken Co.	3,121	230
	Avient Corp.	4,342	226
	Balchem Corp.	1,545	217
	UFP Industries Inc.	2,871	216
*	Univar Solutions Inc.	8,132	192
	W R Grace & Co.	2,749	191
	Commercial Metals Co.	5,725	187
*	Arconic Corp.	5,320	184
	Sensient Technologies Corp.	2,023	176
*	Livent Corp.	7,037	175
		Shares	Market Value• ($000)
	Quaker Chemical Corp.	654	169
	Hecla Mining Co.	25,886	159
*	Ingevity Corp.	1,915	154
	Cabot Corp.	2,667	142
	Westlake Chemical Corp.	1,585	138
*	Domtar Corp.	2,421	133
	Minerals Technologies Inc.	1,562	123
*	Amyris Inc.	8,056	121
	Compass Minerals International Inc.	1,759	118
	Mueller Industries Inc.	2,635	118
	Stepan Co.	1,006	118
*	Constellium SE Class A	5,857	118
*	MP Materials Corp.	3,516	118
	Tronox Holdings plc Class A	5,527	117
	NewMarket Corp.	324	113
	Boise Cascade Co.	1,881	109
	Innospec Inc.	1,155	108
	Worthington Industries Inc.	1,747	101
	GrafTech International Ltd.	8,575	95
	Kaiser Aluminum Corp.	749	95
	Trinseo SA	1,820	95
*	Coeur Mining Inc.	12,245	86
*	Novagold Resources Inc.	11,682	84
	Carpenter Technology Corp.	2,278	76
	Materion Corp.	1,020	75
*	Kraton Corp.	1,665	70
	Schnitzer Steel Industries Inc. Class A	1,312	62
*	GCP Applied Technologies Inc.	2,487	59
	Schweitzer-Mauduit International Inc.	1,524	58
*	Orion Engineered Carbons SA	3,061	54
*	AdvanSix Inc.	1,447	53
	Neenah Inc.	886	45
*	Energy Fuels Inc.	7,411	40
	Glatfelter Corp.	2,353	37
*	Koppers Holdings Inc.	1,075	35
	Hawkins Inc.	908	34
	Ecovyst Inc.	2,589	34
*	U.S. Silica Holdings Inc.	3,811	33
*	Century Aluminum Co.	2,407	31
*	TimkenSteel Corp.	2,289	31
	Verso Corp. Class A	1,573	30
	Haynes International Inc.	700	28
*	Uranium Energy Corp.	10,720	27
	American Vanguard Corp.	1,629	25
7

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Omega Flex Inc.	167	25
*	Gatos Silver Inc.	1,747	25
*	Clearwater Paper Corp.	748	24
*	Rayonier Advanced Materials Inc.	3,372	24
	Ryerson Holding Corp.	795	18
*	Alto Ingredients Inc.	3,615	18
	Tredegar Corp.	1,263	17
*	Unifi Inc.	712	17
	Olympic Steel Inc.	514	14
*	Intrepid Potash Inc.	457	14
*	Meta Materials Inc.	3,109	14
*	Ur-Energy Inc.	9,152	12
*	Zymergen Inc.	946	12
	FutureFuel Corp.	1,191	10
*	NN Inc.	1,893	10
*	Northwest Pipe Co.	399	10
*	Marrone Bio Innovations Inc.	6,510	7
*	Perpetua Resources Corp.	1,339	7
	Valhi Inc.	229	5
*	Polymet Mining Corp.	1,458	5
			37,595
Consumer Discretionary (15.6%)
*	Amazon.com Inc.	21,381	74,209
*	Tesla Inc.	38,227	28,124
	Home Depot Inc.	52,972	17,278
*	Walt Disney Co.	89,505	16,227
*	Netflix Inc.	21,257	12,099
	Walmart Inc.	70,607	10,457
	NIKE Inc. Class B	61,077	10,062
	Costco Wholesale Corp.	21,814	9,936
	McDonald's Corp.	36,757	8,728
	Lowe's Cos. Inc.	35,399	7,218
	Starbucks Corp.	58,017	6,816
	Target Corp.	24,496	6,050
*	Booking Holdings Inc.	2,020	4,645
	TJX Cos. Inc.	59,433	4,322
	Estee Lauder Cos. Inc. Class A	11,280	3,841
*	General Motors Co.	68,055	3,335
	Activision Blizzard Inc.	38,114	3,139
*	Uber Technologies Inc.	79,568	3,114
*	Chipotle Mexican Grill Inc. Class A	1,392	2,649
	Dollar General Corp.	11,844	2,640
	eBay Inc.	33,666	2,584
*	Ford Motor Co.	193,131	2,517
*	Lululemon Athletica Inc.	5,625	2,251
	Electronic Arts Inc.	14,169	2,058
	Ross Stores Inc.	17,298	2,048
*	Aptiv plc	13,365	2,034
*	O'Reilly Automotive Inc.	3,397	2,018
	Yum! Brands Inc.	14,732	1,930
*	Marriott International Inc. Class A	13,533	1,829
*	Trade Desk Inc. Class A	21,274	1,703
*	Hilton Worldwide Holdings Inc.	13,578	1,695
*	AutoZone Inc.	1,092	1,692
*	Spotify Technology SA	6,694	1,569
	DR Horton Inc.	16,274	1,556
*	Copart Inc.	10,339	1,492
*	Southwest Airlines Co.	28,990	1,443
	Best Buy Co. Inc.	12,248	1,427
*	Etsy Inc.	6,190	1,339
*	Peloton Interactive Inc. Class A	13,123	1,315
		Shares	Market Value• ($000)
*	Delta Air Lines Inc.	32,414	1,311
	Lennar Corp. Class A	12,158	1,305
	Garmin Ltd.	7,418	1,294
	Yum China Holdings Inc.	20,622	1,270
*	Carvana Co. Class A	3,771	1,237
	VF Corp.	16,155	1,235
	ViacomCBS Inc. Class B	29,255	1,213
	Tractor Supply Co.	5,629	1,093
*	Wayfair Inc. Class A	3,681	1,033
*	Dollar Tree Inc.	11,348	1,027
*	Ulta Beauty Inc.	2,636	1,021
*	Carnival Corp.	41,590	1,004
*	CarMax Inc.	7,975	999
*	Expedia Group Inc.	6,910	999
*	Caesars Entertainment Inc.	9,754	991
	Domino's Pizza Inc.	1,901	983
*	Burlington Stores Inc.	3,246	972
	Darden Restaurants Inc.	6,379	961
	Pool Corp.	1,913	946
*	AMC Entertainment Holdings Inc. Class A	19,803	933
*	Take-Two Interactive Software Inc.	5,590	901
*	Royal Caribbean Cruises Ltd.	10,690	884
*	DraftKings Inc. Class A	14,854	881
*	NVR Inc.	168	870
	Bath & Body Works Inc.	12,698	857
	MGM Resorts International	19,910	849
	Genuine Parts Co.	6,909	844
	Omnicom Group Inc.	10,718	785
	Interpublic Group of Cos. Inc.	20,173	751
*	United Airlines Holdings Inc.	15,822	736
*	Las Vegas Sands Corp.	16,151	721
*	LKQ Corp.	13,662	720
	PulteGroup Inc.	12,851	692
	Williams-Sonoma Inc.	3,657	683
	Whirlpool Corp.	3,001	665
*	Lyft Inc. Class A	13,707	653
	Advance Auto Parts Inc.	3,208	651
*	GameStop Corp. Class A	2,891	631
*	American Airlines Group Inc.	31,193	622
*	Penn National Gaming Inc.	7,624	618
	Hasbro Inc.	6,256	615
	Fox Corp. Class A	16,412	614
*	Floor & Decor Holdings Inc. Class A	4,972	613
*	Vail Resorts Inc.	1,951	595
*	RH	839	588
*	Deckers Outdoor Corp.	1,368	572
*	Chegg Inc.	6,843	569
*	Live Nation Entertainment Inc.	6,557	569
*	Five Below Inc.	2,671	568
*	Tapestry Inc.	13,626	549
*	Wynn Resorts Ltd.	5,170	526
*	Liberty Media Corp.-Liberty Formula One Class C	10,078	509
	Service Corp. International	8,008	503
	BorgWarner Inc. (XNYS)	11,705	500
	Newell Brands Inc.	18,630	473
	Lithia Motors Inc. Class A	1,421	471
	Lear Corp.	2,931	469
*	Norwegian Cruise Line Holdings Ltd.	17,982	465
*	Crocs Inc.	3,141	449
	Kohl's Corp.	7,678	441
	Rollins Inc.	11,178	435

8

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Dick's Sporting Goods Inc.	3,080	434
*	Zynga Inc. Class A	48,821	432
*	Bright Horizons Family Solutions Inc.	2,954	431
	News Corp. Class A	19,078	429
*	SiteOne Landscape Supply Inc.	2,146	429
*	Discovery Inc. Class C	14,989	414
*	YETI Holdings Inc.	4,168	414
	New York Times Co. Class A	8,077	410
*	Liberty Media Corp.- Liberty SiriusXM Class C	8,233	406
*	Capri Holdings Ltd.	7,152	404
	Tempur Sealy International Inc.	8,879	397
	Aramark	11,176	389
	Churchill Downs Inc.	1,807	380
*	BJ's Wholesale Club Holdings Inc.	6,623	375
	Nielsen Holdings plc	17,443	374
	Gentex Corp.	11,917	367
*	PVH Corp.	3,452	362
*	Mattel Inc.	16,852	360
	Wyndham Hotels & Resorts Inc.	4,837	352
*	IAA Inc.	6,603	351
	Polaris Inc.	2,926	350
	Toll Brothers Inc.	5,437	348
*	Alaska Air Group Inc.	6,027	346
*	Macy's Inc.	15,155	339
*	Scientific Games Corp. Class A	4,654	337
*	Planet Fitness Inc. Class A	4,085	332
*	Skechers USA Inc. Class A	6,401	323
	Texas Roadhouse Inc. Class A	3,401	323
*	Fox Factory Holding Corp.	2,056	316
	Hanesbrands Inc.	16,854	315
	Leggett & Platt Inc.	6,481	314
*	Marriott Vacations Worldwide Corp.	2,031	304
	Nexstar Media Group Inc. Class A	1,993	298
	Thor Industries Inc.	2,608	296
	Harley-Davidson Inc.	7,393	292
	AMERCO	438	290
*	Stamps.com Inc.	877	288
*	Helen of Troy Ltd.	1,192	285
*	Victoria's Secret & Co.	4,232	281
	Sirius XM Holdings Inc.	43,790	275
*	AutoNation Inc.	2,480	271
	Ralph Lauren Corp. Class A	2,320	269
	Gap Inc.	9,808	262
*	Terminix Global Holdings Inc.	6,264	261
	Wingstop Inc.	1,455	250
	Foot Locker Inc.	4,362	247
*	Boyd Gaming Corp.	4,003	246
*	Discovery Inc. Class A	8,459	244
*	National Vision Holdings Inc.	3,960	238
*	JetBlue Airways Corp.	15,422	233
	Fox Corp. Class B	6,696	232
*	Sonos Inc.	5,818	231
*	Ollie's Bargain Outlet Holdings Inc.	3,167	229
	Travel + Leisure Co.	4,120	226
	American Eagle Outfitters Inc.	7,376	225
*	Avis Budget Group Inc.	2,465	224
		Shares	Market Value• ($000)
	H&R Block Inc.	8,747	224
*	Under Armour Inc. Class A	9,658	224
	Carter's Inc.	2,113	216
*	Goodyear Tire & Rubber Co.	13,402	212
	KB Home	4,851	209
	Papa John's International Inc.	1,601	204
	Choice Hotels International Inc.	1,704	203
*	Meritage Homes Corp.	1,799	201
	Columbia Sportswear Co.	1,958	200
	Qurate Retail Inc. Series A	18,128	200
	Wendy's Co.	8,672	200
	Signet Jewelers Ltd.	2,523	200
	Rent-A-Center Inc.	3,159	199
*	Grand Canyon Education Inc.	2,219	198
	Lennar Corp. Class B	2,226	195
	Murphy USA Inc.	1,206	187
	TEGNA Inc.	10,526	187
*	Under Armour Inc. Class C	9,135	183
*	frontdoor Inc.	4,148	181
*	Hilton Grand Vacations Inc.	4,102	179
*	Liberty Media Corp.- Liberty SiriusXM Class A	3,622	179
*	Adient plc	4,543	179
*	Asbury Automotive Group Inc.	917	171
*	Sabre Corp.	15,197	171
*	LGI Homes Inc.	1,055	169
	LCI Industries	1,183	168
*	Taylor Morrison Home Corp. Class A	5,935	167
*	TripAdvisor Inc.	4,783	167
	Cracker Barrel Old Country Store Inc.	1,132	163
*	Madison Square Garden Sports Corp.	904	163
	Dana Inc.	6,886	160
*	Six Flags Entertainment Corp.	3,768	159
	Steven Madden Ltd.	3,906	158
*	Callaway Golf Co.	5,596	157
*	Shake Shack Inc. Class A	1,807	157
*	Skyline Champion Corp.	2,506	157
*	Nordstrom Inc.	5,362	153
	PROG Holdings Inc.	3,242	153
	Herman Miller Inc.	3,515	148
*	Overstock.com Inc.	2,053	148
*	Bed Bath & Beyond Inc.	5,304	146
*	Hyatt Hotels Corp. Class A	1,925	142
	MDC Holdings Inc.	2,708	142
*	Visteon Corp.	1,345	142
	Wolverine World Wide Inc.	3,936	141
*	Allegiant Travel Co.	728	140
*	Cardlytics Inc.	1,547	140
	Penske Automotive Group Inc.	1,556	140
*	Coty Inc. Class A	14,216	139
	Group 1 Automotive Inc.	837	138
*	Red Rock Resorts Inc. Class A	2,921	137
	Kontoor Brands Inc.	2,484	134
*	Tri Pointe Homes Inc.	5,584	133
*	iHeartMedia Inc. Class A	5,350	133
*	Gentherm Inc.	1,541	132
*	Academy Sports & Outdoors Inc.	2,953	131
	News Corp. Class B	5,858	129

9

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Leslie's Inc.	5,269	127
*	2U Inc.	3,374	125
*	QuantumScape Corp. Class A	5,676	125
*	Boot Barn Holdings Inc.	1,383	123
*	SeaWorld Entertainment Inc.	2,446	120
*	Dorman Products Inc.	1,264	119
*	Stitch Fix Inc. Class A	2,850	119
	John Wiley & Sons Inc. Class A	2,047	119
*	Brinker International Inc.	2,176	116
	Jack in the Box Inc.	1,094	116
*	Spirit Airlines Inc.	4,693	115
*	Vista Outdoor Inc.	2,821	115
	Winnebago Industries Inc.	1,632	114
*	Copa Holdings SA Class A	1,517	114
*	Bloomin' Brands Inc.	4,216	113
	Graham Holdings Co. Class B	181	112
	World Wrestling Entertainment Inc. Class A	2,146	112
*	Cavco Industries Inc.	435	111
*	ODP Corp.	2,352	111
*	SkyWest Inc.	2,336	109
*	iRobot Corp.	1,325	108
*	Urban Outfitters Inc.	3,278	108
	Century Communities Inc.	1,520	107
*,1	Fisker Inc.	7,633	107
*	KAR Auction Services Inc.	6,295	106
*	Sleep Number Corp.	1,141	106
*	Playtika Holding Corp.	3,990	105
*	Abercrombie & Fitch Co. Class A	2,904	104
*	International Game Technology plc	4,771	103
*	Sally Beauty Holdings Inc.	5,501	102
*	Cinemark Holdings Inc.	5,529	99
*	Revolve Group Inc.	1,729	99
	Strategic Education Inc.	1,255	98
*	Everi Holdings Inc.	4,218	96
	Rush Enterprises Inc. Class A	2,151	95
*	Madison Square Garden Entertainment Corp.	1,189	95
*	Cheesecake Factory Inc.	2,018	94
*	Adtalem Global Education Inc.	2,509	93
*	M/I Homes Inc.	1,450	93
	PriceSmart Inc.	1,082	92
	Gray Television Inc.	4,019	91
	Monro Inc.	1,556	89
	Acushnet Holdings Corp.	1,763	88
*	Houghton Mifflin Harcourt Co.	6,422	87
*	Knowles Corp.	4,365	87
	Camping World Holdings Inc. Class A	2,158	86
*	Laureate Education Inc. Class A	5,350	85
*	Meredith Corp.	1,971	85
*	Bally's Corp.	1,650	83
*	Dave & Buster's Entertainment Inc.	2,182	82
	La-Z-Boy Inc.	2,331	82
*	Petco Health & Wellness Co. Inc. Class A	3,794	82
	Hibbett Inc.	851	81
	Big Lots Inc.	1,653	80
*	Central Garden & Pet Co. Class A	1,831	76
		Shares	Market Value• ($000)
	HNI Corp.	2,001	76
*	Malibu Boats Inc. Class A	1,051	75
	Oxford Industries Inc.	818	74
*	elf Beauty Inc.	2,305	71
*	G-III Apparel Group Ltd.	2,228	69
*	AMC Networks Inc. Class A	1,458	69
*	XPEL Inc.	905	69
*	Dine Brands Global Inc.	823	68
	Sturm Ruger & Co. Inc.	869	68
	Smith & Wesson Brands Inc.	2,757	67
*	Stride Inc.	1,965	67
	Inter Parfums Inc.	901	65
*	QuinStreet Inc.	3,567	64
	Sinclair Broadcast Group Inc. Class A	2,125	64
*	Children's Place Inc.	722	63
*	GoPro Inc. Class A	6,314	63
*	Lions Gate Entertainment Corp. Class B	5,275	62
	Steelcase Inc. Class A	4,412	62
*	Tupperware Brands Corp.	2,578	62
*	Purple Innovation Inc. Class A	2,540	62
*	Selectquote Inc.	6,494	62
	Dillard's Inc. Class A	317	60
*,1	Blink Charging Co.	1,844	60
	Matthews International Corp. Class A	1,602	59
	Buckle Inc.	1,505	58
*	WW International Inc.	2,663	58
*	Driven Brands Holdings Inc.	1,918	57
*	Clean Energy Fuels Corp.	7,029	56
*	Tenneco Inc. Class A	3,564	56
*	Denny's Corp.	3,305	55
	Sonic Automotive Inc. Class A	1,092	55
	EW Scripps Co. Class A	2,897	54
*	MarineMax Inc.	1,086	53
*	Hawaiian Holdings Inc.	2,547	52
*	American Axle & Manufacturing Holdings Inc.	5,771	51
	Guess? Inc.	2,104	51
	Franchise Group Inc.	1,428	50
*	BJ's Restaurants Inc.	1,138	49
	Scholastic Corp.	1,475	49
*	RealReal Inc.	3,972	49
*	Clear Channel Outdoor Holdings Inc.	18,318	48
*	Liberty Media Corp.- Liberty Braves Class C	1,857	48
	Standard Motor Products Inc.	1,115	48
*	Genesco Inc.	749	46
	Aaron's Co. Inc.	1,736	46
*	Viad Corp.	1,043	45
*	Gannett Co. Inc.	7,092	45
	Caleres Inc.	1,806	44
*	Cars.com Inc.	3,459	44
*	Zumiez Inc.	1,101	44
*	Designer Brands Inc. Class A	2,979	43
*	1-800-Flowers.com Inc. Class A	1,347	43
	Interface Inc. Class A	2,944	42
*	Monarch Casino & Resort Inc.	657	42
*,1	Corsair Gaming Inc.	1,445	42
*	Imax Corp.	2,596	41
*	CarParts.com Inc.	2,395	41

10

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Golden Entertainment Inc.	831	40
*	America's Car-Mart Inc.	300	39
*	Citi Trends Inc.	455	39
*	Green Brick Partners Inc.	1,562	39
*	Vuzix Corp.	2,965	39
*	Rush Street Interactive Inc.	2,649	39
	Carriage Services Inc. Class A	812	38
*	Lions Gate Entertainment Corp. Class A	2,977	38
*	Party City Holdco Inc.	5,578	38
*	Perdoceo Education Corp.	3,439	38
	Winmark Corp.	178	37
*	Sportsman's Warehouse Holdings Inc.	2,108	37
*	Lordstown Motors Corp. Class A	5,670	37
*	Ruth's Hospitality Group Inc.	1,734	36
*	Lovesac Co.	620	35
	Shoe Carnival Inc.	924	35
*	Golden Nugget Online Gaming Inc.	1,617	35
*	Fossil Group Inc.	2,528	34
*	Liberty Media Corp.- Liberty Formula One Class A	753	34
*	Quotient Technology Inc.	4,639	34
*	Chuy's Holdings Inc.	1,018	33
	Clarus Corp.	1,228	33
*	Accel Entertainment Inc. Class A	2,843	33
*	Boston Omaha Corp. Class A	882	32
*	Universal Electronics Inc.	633	32
	Johnson Outdoors Inc. Class A	267	31
	Movado Group Inc.	866	31
*	Chico's FAS Inc.	5,825	30
	Haverty Furniture Cos. Inc.	843	30
*	Liquidity Services Inc.	1,227	30
	Big 5 Sporting Goods Corp.	1,051	29
	RCI Hospitality Holdings Inc.	442	29
*	Stoneridge Inc.	1,247	29
*,1	Canoo Inc.	4,039	29
*	Hovnanian Enterprises Inc. Class A	259	28
*	Lumber Liquidators Holdings Inc.	1,340	28
*	OneSpaWorld Holdings Ltd.	2,669	28
*	Sun Country Airlines Holdings Inc.	877	28
*	Beazer Homes USA Inc.	1,425	27
*	Funko Inc. Class A	1,336	27
*	Frontier Group Holdings Inc.	1,760	27
*	Arlo Technologies Inc.	4,110	26
*	Noodles & Co. Class A	2,049	26
*	TravelCenters of America Inc.	630	26
*	Latham Group Inc.	1,175	26
	Global Industrial Co.	678	26
*	American Public Education Inc.	949	25
	Ethan Allen Interiors Inc.	1,055	25
*	AMMO Inc.	3,333	25
*	Central Garden & Pet Co.	511	24
*	Conn's Inc.	963	24
*	Genius Brands International Inc.	14,268	24
*	Lands' End Inc.	723	24
*	Lindblad Expeditions Holdings Inc.	1,543	23
		Shares	Market Value• ($000)
*	Shift Technologies Inc.	3,137	23
*	Coursera Inc.	610	23
*	Cooper-Standard Holdings Inc.	942	22
	Entravision Communications Corp. Class A	3,094	22
*	Master Craft Boat Holdings Inc.	868	22
*	Stagwell Inc.	3,147	22
*	Daily Journal Corp.	63	21
	OneWater Marine Inc. Class A	518	21
	A-Mark Precious Metals Inc.	442	21
*	Turtle Beach Corp.	707	20
	Cato Corp. Class A	1,098	19
*	Century Casinos Inc.	1,431	19
*	Container Store Group Inc.	1,604	19
*	Marcus Corp.	1,243	19
*	Red Robin Gourmet Burgers Inc.	783	19
*	American Outdoor Brands Inc.	689	19
*	Entercom Communications Corp. Class A	5,480	19
*	El Pollo Loco Holdings Inc.	986	18
	Tilly's Inc. Class A	1,153	18
*	Eastman Kodak Co.	2,263	17
*	Motorcar Parts of America Inc.	855	17
*	Nautilus Inc.	1,504	17
*	Vera Bradley Inc.	1,485	17
*,1	Arcimoto Inc.	1,383	17
*	Bluegreen Vacations Holding Class A	742	17
*	Barnes & Noble Education Inc.	1,932	16
	Hooker Furniture Corp.	521	16
	Kimball International Inc. Class B	1,286	16
*	CuriosityStream Inc.	1,316	16
*	Mesa Air Group Inc.	1,833	15
	Rocky Brands Inc.	296	15
*	Kirkland's Inc.	706	14
*	Eros STX Global Corp.	17,745	14
*	Chicken Soup For The Soul Entertainment Inc.	580	14
*	Full House Resorts Inc.	1,648	14
*	Liberty TripAdvisor Holdings Inc. Class A	3,517	13
*	Alta Equipment Group Inc.	1,007	13
*	Neogames SA	315	13
*	XL Fleet Corp.	1,936	13
	Del Taco Restaurants Inc.	1,417	12
*	Duluth Holdings Inc. Class B	760	12
	Escalade Inc.	523	12
*	Fiesta Restaurant Group Inc.	999	12
	Flexsteel Industries Inc.	337	12
*	Liberty Media Corp.- Liberty Braves Class A	477	12
	Superior Group of Cos. Inc.	523	12
*	Drive Shack Inc.	4,173	11
*	PlayAGS Inc.	1,339	11
*	Arko Corp.	1,040	11
*	ONE Group Hospitality Inc.	983	11
*	HyreCar Inc.	884	10
	Lifetime Brands Inc.	528	10
	Bassett Furniture Industries Inc.	470	10

11

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Thryv Holdings Inc.	327	10
*	Romeo Power Inc.	2,123	10
*	LiveXLive Media Inc.	2,694	9
	Nathan's Famous Inc.	141	9
*	Kura Sushi USA Inc. Class A	174	9
*	Lazydays Holdings Inc.	370	9
*	CarLotz Inc.	2,201	9
*	Hall of Fame Resort & Entertainment Co.	2,783	9
*	VOXX International Corp. Class A	792	8
*	Casper Sleep Inc.	1,620	8
	JOANN Inc.	585	8
*	PowerSchool Holdings Inc. Class A	240	8
	Carrols Restaurant Group Inc.	1,595	7
	National CineMedia Inc.	2,831	7
*	Biglari Holdings Inc. Class B	37	6
*	Regis Corp.	1,046	6
*	Aterian Inc.	999	6
*	Stonemor Inc.	2,084	6
	Hamilton Beach Brands Holding Co. Class A	282	5
	Rush Enterprises Inc. Class B	107	5
*	Legacy Housing Corp.	255	5
	Marine Products Corp.	357	5
*	Emerald Holding Inc.	1,078	5
	NL Industries Inc.	759	5
*	Figs Inc. Class A	121	5
*	Fluent Inc.	1,630	4
*	Revlon Inc. Class A	358	4
*	Traeger Inc.	167	4
*	F45 Training Holdings Inc.	219	3
*	Krispy Kreme Inc.	174	3
*	Endeavor Group Holdings Inc. Class A	64	2
*	Mister Car Wash Inc.	119	2
*	Xponential Fitness Inc. Class A	222	2
*	Snap One Holdings Corp.	100	2
*	Integral Ad Science Holding Corp.	56	1
*	Outbrain Inc.	70	1
*	Weber Inc. Class A	88	1
			356,501
Consumer Staples (4.6%)
	Procter & Gamble Co.	119,878	17,069
	Coca-Cola Co.	191,102	10,761
	PepsiCo Inc.	68,042	10,641
	Philip Morris International Inc.	76,701	7,900
	CVS Health Corp.	64,763	5,595
	Altria Group Inc.	91,298	4,586
	Mondelez International Inc. Class A	68,734	4,266
	Colgate-Palmolive Co.	41,166	3,209
	Kimberly-Clark Corp.	16,654	2,295
	Sysco Corp.	24,110	1,920
	Walgreens Boots Alliance Inc.	35,526	1,803
*	Monster Beverage Corp.	18,322	1,788
	General Mills Inc.	30,510	1,764
	Constellation Brands Inc. Class A	8,001	1,689
	Kroger Co.	36,531	1,681
		Shares	Market Value• ($000)
	Archer-Daniels-Midland Co.	27,459	1,648
	McKesson Corp.	7,960	1,625
	Corteva Inc.	36,446	1,602
	Hershey Co.	7,271	1,292
	Keurig Dr Pepper Inc.	34,257	1,222
	Kraft Heinz Co.	32,790	1,180
	Tyson Foods Inc. Class A	14,078	1,105
	McCormick & Co. Inc.	12,244	1,056
	Clorox Co.	6,063	1,019
	Church & Dwight Co. Inc.	11,948	1,000
	AmerisourceBergen Corp. Class A	7,165	876
	Kellogg Co.	12,274	775
	Conagra Brands Inc.	22,995	762
	Brown-Forman Corp. Class B	9,327	655
	J M Smucker Co.	5,215	645
	Hormel Foods Corp.	13,772	627
*	Darling Ingredients Inc.	7,894	588
	Bunge Ltd.	6,722	509
	Lamb Weston Holdings Inc.	7,139	465
	Molson Coors Beverage Co. Class B	8,709	414
	Campbell Soup Co.	9,573	399
	Casey's General Stores Inc.	1,791	366
*	U.S. Foods Holding Corp	10,776	366
*	Beyond Meat Inc.	2,797	335
*	Post Holdings Inc.	2,901	325
*	Performance Food Group Co.	6,395	321
	Ingredion Inc.	3,421	301
*	Herbalife Nutrition Ltd.	5,240	269
*	Boston Beer Co. Inc. Class A	457	261
*	Freshpet Inc.	1,982	254
	Albertsons Cos. Inc. Class A	7,545	229
	Flowers Foods Inc.	9,144	221
	Sanderson Farms Inc.	977	192
*	Celsius Holdings Inc.	2,196	180
	Lancaster Colony Corp.	917	162
	WD-40 Co.	656	157
	Spectrum Brands Holdings Inc.	1,994	156
*	Hain Celestial Group Inc.	4,030	151
*	Simply Good Foods Co.	4,081	145
*	Sprouts Farmers Market Inc.	5,587	139
	Primo Water Corp.	7,569	134
	Energizer Holdings Inc.	3,253	128
	Medifast Inc.	549	125
	Nu Skin Enterprises Inc. Class A	2,363	120
	Brown-Forman Corp. Class A	1,800	119
	J & J Snack Foods Corp.	702	115
	Edgewell Personal Care Co.	2,624	111
*	Grocery Outlet Holding Corp.	4,173	109
*	United Natural Foods Inc.	2,844	105
	Vector Group Ltd.	6,805	102
*	Hostess Brands Inc. Class A	6,130	98
	Core-Mark Holding Co. Inc.	2,108	97
	B&G Foods Inc.	3,019	92
*	TreeHouse Foods Inc.	2,446	92
	Coca-Cola Consolidated Inc.	221	90
*	GrowGeneration Corp.	2,620	84
	Weis Markets Inc.	1,365	78
	Reynolds Consumer Products Inc.	2,769	78
*	Pilgrim's Pride Corp.	2,452	68
*	BellRing Brands Inc. Class A	2,009	68
	Cal-Maine Foods Inc.	1,817	66
*	USANA Health Sciences Inc.	643	62

12

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Beauty Health Co.	2,341	60
	Utz Brands Inc.	2,984	58
	Fresh Del Monte Produce Inc.	1,704	56
	Seaboard Corp.	13	55
	National Beverage Corp.	1,132	53
	Universal Corp.	1,045	53
*	Rite Aid Corp.	2,798	50
*,1	Tattooed Chef Inc.	2,367	50
	Andersons Inc.	1,588	48
*	Chefs' Warehouse Inc.	1,585	48
	MGP Ingredients Inc.	717	47
	Ingles Markets Inc. Class A	679	46
	SpartanNash Co.	1,894	41
	ACCO Brands Corp.	4,402	41
	Calavo Growers Inc.	826	39
*	Mission Produce Inc.	1,880	39
	Turning Point Brands Inc.	709	35
	John B Sanfilippo & Son Inc.	381	32
	PetMed Express Inc.	1,065	29
*	Veru Inc.	3,282	29
*	22nd Century Group Inc.	7,625	27
*	Hydrofarm Holdings Group Inc.	541	27
	Tootsie Roll Industries Inc.	795	25
*	Vital Farms Inc.	1,333	24
*	Whole Earth Brands Inc.	1,893	24
*	Duckhorn Portfolio Inc.	1,022	22
*	AppHarvest Inc.	2,426	20
*	Seneca Foods Corp. Class A	280	14
*	PLBY Group Inc.	547	14
*	Landec Corp.	1,164	13
*	Honest Co. Inc.	1,254	13
*	AquaBounty Technologies Inc.	2,649	12
	Nature's Sunshine Products Inc.	687	12
*	NewAge Inc.	6,726	12
	Limoneira Co.	661	11
*	HF Foods Group Inc.	1,690	10
	Oil-Dri Corp. of America	226	8
	Village Super Market Inc. Class A	353	8
	Natural Grocers by Vitamin Cottage Inc.	516	6
*	Laird Superfood Inc.	314	6
*	Greenlane Holdings Inc. Class A	1,423	4
*	MedAvail Holdings Inc.	591	2
*	Zevia PBC Class A	104	1
			104,326
Energy (2.5%)
	Exxon Mobil Corp.	208,565	11,371
	Chevron Corp.	95,358	9,228
	ConocoPhillips	66,724	3,705
	EOG Resources Inc.	28,990	1,957
	Schlumberger NV	69,209	1,941
	Marathon Petroleum Corp.	32,254	1,912
	Pioneer Natural Resources Co.	10,740	1,607
	Kinder Morgan Inc.	96,075	1,563
	Phillips 66	21,784	1,549
	Williams Cos. Inc.	59,572	1,471
	Valero Energy Corp.	19,985	1,325
	ONEOK Inc.	21,710	1,140
*	Enphase Energy Inc.	6,456	1,122
	Occidental Petroleum Corp.	41,276	1,060
		Shares	Market Value• ($000)
*	Cheniere Energy Inc.	11,466	1,003
	Devon Energy Corp.	32,972	974
	Hess Corp.	13,525	930
	Halliburton Co.	43,264	864
	Baker Hughes Co. Class A	36,068	822
	Diamondback Energy Inc.	8,816	680
*	Plug Power Inc.	24,480	638
*	First Solar Inc.	5,189	488
	Targa Resources Corp.	11,024	484
	Marathon Oil Corp.	38,197	449
	Texas Pacific Land Corp.	282	383
	APA Corp.	18,380	358
	Ovintiv Inc.	12,654	345
	Cimarex Energy Co.	4,893	314
	Cabot Oil & Gas Corp.	19,130	304
	Chesapeake Energy Corp.	4,831	270
*	NOV Inc.	18,916	249
*	EQT Corp.	13,432	246
	HollyFrontier Corp.	7,242	234
*	ChampionX Corp.	9,717	227
*	DTE Midstream LLC	4,705	219
	PDC Energy Inc.	4,724	197
*	Antero Resources Corp.	13,775	189
	Equitrans Midstream Corp.	19,683	172
*	Denbury Inc.	2,399	169
*	Range Resources Corp.	11,488	168
	Antero Midstream Corp.	16,086	155
	Matador Resources Co.	5,286	152
	Murphy Oil Corp.	6,941	148
*	Southwestern Energy Co.	32,481	148
*	California Resources Corp.	4,068	139
*	Shoals Technologies Group Inc. Class A	4,271	139
	Helmerich & Payne Inc.	4,950	133
*	ChargePoint Holdings Inc.	6,033	128
*	Array Technologies Inc.	6,514	124
	Continental Resources Inc.	3,124	123
*	CNX Resources Corp.	10,627	121
	Arcosa Inc.	2,311	117
*	Ameresco Inc. Class A	1,560	108
	SM Energy Co.	5,581	107
	Magnolia Oil & Gas Corp. Class A	6,555	103
*	Renewable Energy Group Inc.	2,128	103
	World Fuel Services Corp.	3,159	102
*	FuelCell Energy Inc.	15,893	99
	Cactus Inc. Class A	2,573	96
*	Whiting Petroleum Corp.	1,992	94
	Oasis Petroleum Inc.	1,022	88
*	SunPower Corp.	4,044	87
*	Stem Inc.	3,164	79
*	Green Plains Inc.	2,167	76
*	Callon Petroleum Co.	1,987	68
	Patterson-UTI Energy Inc.	8,519	66
*	TPI Composites Inc.	1,750	64
*	Oceaneering International Inc.	5,030	62
	Bonanza Creek Energy Inc.	1,561	61
*	Gevo Inc.	9,864	61
	Warrior Met Coal Inc.	2,676	60
*	Delek U.S. Holdings Inc.	3,395	58
*	Golar LNG Ltd.	5,198	58
*	Peabody Energy Corp.	3,559	57
	Archrock Inc.	7,111	55
*	Arch Resources Inc.	730	55
*	Tellurian Inc.	16,010	51

13

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	PBF Energy Inc. Class A	4,775	50
*	Kosmos Energy Ltd.	20,424	48
*	Centennial Resource Development Inc. Class A	9,146	47
*	Liberty Oilfield Services Inc. Class A	4,533	46
*	NOW Inc.	5,573	43
	Brigham Minerals Inc. Class A	2,084	40
*	CONSOL Energy Inc.	1,733	40
	New Fortress Energy Inc. Class A	1,347	40
	Northern Oil and Gas Inc.	2,411	40
*	DMC Global Inc.	939	38
*	Par Pacific Holdings Inc.	2,329	38
*	Dril-Quip Inc.	1,473	36
*	Extraction Oil & Gas Inc.	795	36
*	Laredo Petroleum Inc.	634	34
*	MRC Global Inc.	4,076	33
*	ProPetro Holding Corp.	4,314	33
*	NexTier Oilfield Solutions Inc.	8,721	31
*	Nabors Industries Ltd. (XNYS)	362	31
	SunCoke Energy Inc.	4,187	29
*	Comstock Resources Inc.	4,639	27
*	Helix Energy Solutions Group Inc.	7,244	27
*	Contango Oil & Gas Co.	7,421	27
*	Frank's International NV	9,069	26
*	REX American Resources Corp.	297	25
*	Tidewater Inc.	2,144	25
	Berry Corp.	3,762	23
*	Talos Energy Inc.	1,859	23
*	American Superconductor Corp.	1,456	22
	CVR Energy Inc.	1,359	20
*	TETRA Technologies Inc.	6,188	20
*	Penn Virginia Corp.	806	17
*	National Energy Services Reunited Corp.	1,525	17
*	Oil States International Inc.	2,811	16
*	Vine Energy Inc. Class A	1,045	16
*	Centrus Energy Corp. Class A	479	14
*	Select Energy Services Inc. Class A	2,683	14
*	W&T Offshore Inc.	4,405	14
*	Beam Global	444	14
*	Aemetis Inc.	1,172	13
*	Matrix Service Co.	1,179	13
*	RPC Inc.	3,496	13
*	Earthstone Energy Inc. Class A	1,450	12
	Solaris Oilfield Infrastructure Inc. Class A	1,581	12
*	Newpark Resources Inc.	4,225	11
	Altus Midstream Co. Class A	163	11
*	FTS International Inc. Class A	448	10
*	FTC Solar Inc.	963	10
	Riley Exploration Permian Inc.	446	9
	Falcon Minerals Corp.	1,756	8
*	Bristow Group Inc.	238	7
*	Advent Technologies Holdings Inc.	876	6
		Shares	Market Value• ($000)
*	Nabors Industries Ltd. Warrants Exp. 6/11/26	126	1
			57,128
Financials (11.2%)
*	Berkshire Hathaway Inc. Class B	92,236	26,358
	JPMorgan Chase & Co.	147,874	23,652
	Bank of America Corp.	370,657	15,475
	Wells Fargo & Co.	203,784	9,313
	Citigroup Inc.	101,865	7,325
	Morgan Stanley	68,471	7,150
	Goldman Sachs Group Inc.	16,251	6,720
	BlackRock Inc.	7,036	6,637
	Charles Schwab Corp.	77,285	5,630
	S&P Global Inc.	11,877	5,271
	Blackstone Inc.	33,508	4,213
	Chubb Ltd.	22,021	4,050
	PNC Financial Services Group Inc.	20,890	3,992
	Marsh & McLennan Cos. Inc.	25,037	3,936
	U.S. Bancorp	66,119	3,795
	Truist Financial Corp.	66,130	3,773
	CME Group Inc.	17,686	3,568
	Intercontinental Exchange Inc.	27,412	3,277
	Aon plc Class A	11,016	3,160
	Moody's Corp.	7,990	3,042
	Progressive Corp.	28,750	2,770
	MSCI Inc. Class A	3,950	2,507
	T Rowe Price Group Inc.	11,102	2,485
	American International Group Inc.	42,398	2,313
	MetLife Inc.	36,485	2,262
	Bank of New York Mellon Corp.	39,518	2,182
	Prudential Financial Inc.	19,417	2,056
	Allstate Corp.	14,730	1,993
	Travelers Cos. Inc.	12,391	1,979
	Discover Financial Services	15,093	1,935
	Aflac Inc.	33,189	1,881
	KKR & Co. Inc.	27,138	1,745
	First Republic Bank	8,659	1,723
*	SVB Financial Group	2,872	1,607
	State Street Corp.	17,240	1,602
	Ameriprise Financial Inc.	5,700	1,556
	Arthur J Gallagher & Co.	9,999	1,436
	Willis Towers Watson plc	6,374	1,407
	Fifth Third Bancorp	35,146	1,366
	Northern Trust Corp.	10,042	1,190
	Hartford Financial Services Group Inc.	17,412	1,170
	Huntington Bancshares Inc.	74,472	1,157
	Nasdaq Inc.	5,609	1,098
	Broadridge Financial Solutions Inc.	5,695	981
	KeyCorp	47,416	963
	Regions Financial Corp.	47,098	962
	Ally Financial Inc.	18,114	958
	Citizens Financial Group Inc.	21,503	942
	Cincinnati Financial Corp.	7,335	905
	Principal Financial Group Inc.	13,423	897
	M&T Bank Corp.	6,304	883
	MarketAxess Holdings Inc.	1,832	872
	Raymond James Financial Inc.	6,175	864
*	Markel Corp.	671	852
*	Arch Capital Group Ltd.	19,124	786

14

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Signature Bank	2,764	717
	FactSet Research Systems Inc.	1,868	710
	Brown & Brown Inc.	11,586	673
	Fidelity National Financial Inc.	13,758	672
	Cboe Global Markets Inc.	5,192	655
	Lincoln National Corp.	9,232	634
	Loews Corp.	10,948	612
	Annaly Capital Management Inc.	70,043	609
	LPL Financial Holdings Inc.	4,017	594
	Equitable Holdings Inc.	18,582	576
	Apollo Global Management Inc. Class A	8,757	523
	Ares Management Corp. Class A	6,700	517
	Everest Re Group Ltd.	1,950	517
	W R Berkley Corp.	6,805	512
	East West Bancorp Inc.	6,923	508
	Comerica Inc.	6,859	507
	Assurant Inc.	2,954	502
	Western Alliance Bancorp	4,923	480
	Globe Life Inc.	4,973	478
	First Horizon Corp.	28,813	472
	Franklin Resources Inc.	14,154	459
	Zions Bancorp NA	7,924	459
	American Financial Group Inc.	3,313	457
*	Alleghany Corp.	670	453
	Tradeweb Markets Inc. Class A	5,136	447
	AGNC Investment Corp.	26,928	439
	Invesco Ltd.	16,290	412
	Jefferies Financial Group Inc.	10,678	395
	Carlyle Group Inc.	7,987	394
	Reinsurance Group of America Inc.	3,305	383
	Voya Financial Inc.	5,885	382
*	Athene Holding Ltd. Class A	5,701	382
	RenaissanceRe Holdings Ltd.	2,415	378
	Commerce Bancshares Inc.	5,245	371
	First American Financial Corp.	5,231	369
	Janus Henderson Group plc	8,370	363
	Old Republic International Corp.	13,789	359
	Pinnacle Financial Partners Inc.	3,616	350
	Starwood Property Trust Inc.	13,444	347
	Affiliated Managers Group Inc.	2,028	345
	People's United Financial Inc.	20,874	343
	Stifel Financial Corp.	4,971	343
	Synovus Financial Corp.	7,955	343
	SEI Investments Co.	5,393	339
	Cullen/Frost Bankers Inc.	2,818	322
	Prosperity Bancshares Inc.	4,598	321
	Popular Inc.	4,086	310
	Morningstar Inc.	1,140	306
	First Financial Bankshares Inc.	6,325	301
	OneMain Holdings Inc.	5,111	296
	SLM Corp.	15,690	294
	Primerica Inc.	1,909	292
	New York Community Bancorp Inc.	21,776	273
	Evercore Inc. Class A	1,931	270
	CIT Group Inc.	4,829	268
		Shares	Market Value• ($000)
*	Credit Acceptance Corp.	457	265
	Unum Group	9,876	263
	First Citizens BancShares Inc. Class A	290	260
	Interactive Brokers Group Inc. Class A	3,953	256
	Valley National Bancorp	19,585	255
	Bank OZK	5,979	254
	MGIC Investment Corp.	16,432	251
	Essent Group Ltd.	5,319	250
	Glacier Bancorp Inc.	4,638	247
	PacWest Bancorp	5,787	246
	Sterling Bancorp	10,752	246
	Hanover Insurance Group Inc.	1,734	245
	South State Corp.	3,477	238
	Selective Insurance Group Inc.	2,840	237
	Lazard Ltd. Class A	4,901	232
	New Residential Investment Corp.	21,017	229
	Houlihan Lokey Inc. Class A	2,510	226
	Webster Financial Corp.	4,360	220
	United Bankshares Inc.	6,025	219
	Radian Group Inc.	9,219	218
	Blackstone Mortgage Trust Inc. Class A	6,553	215
	Erie Indemnity Co. Class A	1,214	215
	RLI Corp.	1,922	210
	Umpqua Holdings Corp.	10,601	206
	Wintrust Financial Corp.	2,734	205
	Kemper Corp.	2,954	203
*	Brighthouse Financial Inc.	4,112	201
	Navient Corp.	8,520	198
	Community Bank System Inc.	2,554	189
	Kinsale Capital Group Inc.	1,041	189
	UMB Financial Corp.	2,062	189
	Axis Capital Holdings Ltd.	3,702	189
*	Marathon Digital Holdings Inc.	4,638	188
	BankUnited Inc.	4,415	186
	Hancock Whitney Corp.	4,041	186
*	Open Lending Corp. Class A	5,013	185
	Bank of Hawaii Corp.	2,169	182
	Moelis & Co. Class A	2,921	181
	Pacific Premier Bancorp Inc.	4,439	177
	FNB Corp.	15,072	176
	Assured Guaranty Ltd.	3,530	176
	First Hawaiian Inc.	6,250	174
	ServisFirst Bancshares Inc.	2,369	174
	White Mountains Insurance Group Ltd.	155	174
*	Trupanion Inc.	1,844	169
	Chimera Investment Corp.	10,923	167
	FirstCash Inc.	1,920	165
*	Texas Capital Bancshares Inc.	2,427	165
	Eastern Bankshares Inc.	8,308	164
	Home BancShares Inc.	7,234	160
	Investors Bancorp Inc.	10,843	155
	Ameris Bancorp	3,105	153
	Federated Hermes Inc.	4,537	153
*	Riot Blockchain Inc.	4,091	153
*	Enstar Group Ltd.	664	153
	CNO Financial Group Inc.	6,201	152
*	LendingClub Corp.	4,863	151

15

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Walker & Dunlop Inc.	1,362	151
	Associated Banc-Corp.	7,168	148
	Simmons First National Corp. Class A	5,045	147
	Artisan Partners Asset Management Inc. Class A	2,794	145
*	Upstart Holdings Inc.	623	143
	BancorpSouth Bank	4,835	142
	Cathay General Bancorp	3,530	140
	Hamilton Lane Inc. Class A	1,622	140
*	Lemonade Inc.	1,859	140
*	Mr Cooper Group Inc.	3,584	139
	Old National Bancorp	8,364	139
	Atlantic Union Bankshares Corp.	3,692	137
	BOK Financial Corp.	1,540	136
*	Cannae Holdings Inc.	4,254	136
	American Equity Investment Life Holding Co.	4,101	130
*	Axos Financial Inc.	2,663	129
	First BanCorp. (XNYS)	10,114	129
	Flagstar Bancorp Inc.	2,596	128
*	Focus Financial Partners Inc. Class A	2,465	128
	Cadence BanCorp. Class A	5,864	126
*	Silvergate Capital Corp. Class A	1,106	125
	CVB Financial Corp.	6,081	124
	Columbia Banking System Inc.	3,401	124
	Goosehead Insurance Inc. Class A	844	124
	Independent Bank Group Inc.	1,748	123
	United Community Banks Inc.	4,071	123
	Washington Federal Inc.	3,698	123
	Santander Consumer USA Holdings Inc.	2,917	122
	First Midwest Bancorp Inc.	6,392	120
	Independent Bank Corp. (XNGS)	1,565	120
	Piper Sandler Cos.	839	120
	PennyMac Financial Services Inc.	1,787	119
	Fulton Financial Corp.	7,384	117
	Rocket Cos. Inc. Class A	6,594	114
*	Palomar Holdings Inc.	1,238	111
	Virtu Financial Inc. Class A	4,514	110
	PennyMac Mortgage Investment Trust	5,587	108
	Arbor Realty Trust Inc.	5,827	107
	Virtus Investment Partners Inc.	336	105
	Cohen & Steers Inc.	1,190	104
	First Financial Bancorp	4,428	104
	Hilltop Holdings Inc.	3,102	104
	International Bancshares Corp.	2,466	103
	First Merchants Corp.	2,446	101
	Trustmark Corp.	3,197	101
	WesBanco Inc.	2,974	101
	MFA Financial Inc.	20,853	100
	Live Oak Bancshares Inc.	1,614	99
	WSFS Financial Corp.	2,184	99
*	Genworth Financial Inc. Class A	26,099	98
	Apollo Commercial Real Estate Finance Inc.	6,243	97
		Shares	Market Value• ($000)
*	PRA Group Inc.	2,312	97
	Heartland Financial USA Inc.	2,040	96
*	Triumph Bancorp Inc.	1,157	95
	iStar Inc.	3,522	93
	Banner Corp.	1,601	92
*	LendingTree Inc.	554	92
	Renasant Corp.	2,582	91
	Sandy Spring Bancorp Inc.	2,086	91
	Towne Bank	3,002	91
	Two Harbors Investment Corp.	13,857	91
	StepStone Group Inc. Class A	1,892	91
*	NMI Holdings Inc. Class A	3,901	88
*	BRP Group Inc. Class A	2,330	88
	BGC Partners Inc. Class A	16,817	87
	Great Western Bancorp Inc.	2,800	87
	Horace Mann Educators Corp.	2,114	87
	PJT Partners Inc. Class A	1,098	87
	Veritex Holdings Inc.	2,397	86
	Stewart Information Services Corp.	1,351	85
	Enterprise Financial Services Corp.	1,864	84
	Hope Bancorp Inc.	6,014	83
	Eagle Bancorp Inc.	1,419	82
	First Interstate BancSystem Inc. Class A	1,848	81
	Lakeland Financial Corp.	1,213	81
	Seacoast Banking Corp. of Florida	2,458	79
	Argo Group International Holdings Ltd.	1,497	79
	Brightsphere Investment Group Inc.	2,869	78
*	Encore Capital Group Inc.	1,568	77
	NBT Bancorp Inc.	2,140	77
	New York Mortgage Trust Inc.	17,414	77
	Capitol Federal Financial Inc.	6,561	76
	Mercury General Corp.	1,275	76
	Dime Community Bancshares Inc.	2,289	76
	Park National Corp.	641	75
	Westamerica BanCorp.	1,320	75
	Bank of NT Butterfield & Son Ltd.	2,240	75
	American National Group Inc.	384	74
	Provident Financial Services Inc.	3,319	73
	Meta Financial Group Inc.	1,443	71
	Northwest Bancshares Inc.	5,464	71
	Nelnet Inc. Class A	863	70
	ProAssurance Corp.	2,751	70
	FB Financial Corp.	1,672	69
	Broadmark Realty Capital Inc.	6,503	68
	James River Group Holdings Ltd.	1,812	67
	B Riley Financial Inc.	992	65
*	Bancorp Inc.	2,642	65
	OceanFirst Financial Corp.	3,034	64
	TFS Financial Corp.	3,151	63
	Bryn Mawr Bank Corp.	1,513	62
	CNA Financial Corp.	1,405	62
	Customers Bancorp Inc.	1,507	62
	Southside Bancshares Inc.	1,641	62
	Berkshire Hills Bancorp Inc.	2,369	61
	City Holding Co.	785	61

16

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Enova International Inc.	1,843	61
	First Busey Corp.	2,572	61
	OFG Bancorp	2,576	61
	Redwood Trust Inc.	4,870	61
	German American Bancorp Inc.	1,587	59
	Premier Financial Corp.	1,946	59
*	StoneX Group Inc.	853	59
	Brookline Bancorp Inc.	3,885	58
	First BanCorp.	1,362	57
	Safety Insurance Group Inc.	697	57
	First Commonwealth Financial Corp.	4,130	56
	Ladder Capital Corp. Class A	4,897	56
	National Bank Holdings Corp. Class A	1,498	56
	ConnectOne Bancorp Inc.	1,936	55
	Employers Holdings Inc.	1,296	53
	Stock Yards Bancorp Inc.	1,007	52
	BancFirst Corp.	893	51
	Meridian Bancorp Inc.	2,424	50
	S&T Bancorp Inc.	1,667	50
	Tompkins Financial Corp.	614	49
	First Foundation Inc.	2,014	48
*	eHealth Inc.	1,223	47
	Kearny Financial Corp.	3,594	46
	Washington Trust Bancorp Inc.	865	46
	AMERISAFE Inc.	788	45
	Cowen Inc. Class A	1,261	45
	Federal Agricultural Mortgage Corp. Class C	463	45
	Origin Bancorp Inc.	1,095	45
	Ready Capital Corp.	2,912	45
	WisdomTree Investments Inc.	7,023	44
*	SiriusPoint Ltd.	4,519	44
	Banc of California Inc.	2,375	43
	Heritage Financial Corp.	1,699	43
	HomeStreet Inc.	1,062	43
	TriCo Bancshares	1,099	43
	BrightSpire Capital Inc. Class A	4,253	43
	First Community Bankshares Inc.	1,337	42
	Preferred Bank	659	42
*	World Acceptance Corp.	219	42
*	Blucora Inc.	2,495	41
	First Bancorp Inc. (XNMS)	1,024	41
	1st Source Corp.	869	41
	QCR Holdings Inc.	797	41
	TPG RE Finance Trust Inc.	3,218	41
	State Auto Financial Corp.	782	40
	ARMOUR Residential REIT Inc.	3,615	39
*	Columbia Financial Inc.	2,156	39
	Horizon Bancorp Inc.	2,167	39
	Invesco Mortgage Capital Inc.	12,638	39
	Northfield Bancorp Inc.	2,301	39
	Ellington Financial Inc.	2,079	38
	Granite Point Mortgage Trust Inc.	2,759	38
	Altabancorp	911	38
*	Nicolet Bankshares Inc.	487	37
	Capstead Mortgage Corp.	5,187	36
	Camden National Corp.	749	35
		Shares	Market Value• ($000)
	KKR Real Estate Finance Trust Inc.	1,628	35
*	MoneyGram International Inc.	3,939	35
	Waterstone Financial Inc.	1,742	35
*	Ambac Financial Group Inc.	2,438	34
	CNB Financial Corp.	1,380	34
	First Mid Bancshares Inc.	841	34
	Flushing Financial Corp.	1,491	34
	Harborone Bancorp Inc.	2,417	34
	Lakeland Bancorp Inc.	2,029	34
	Allegiance Bancshares Inc.	898	33
	Byline Bancorp Inc.	1,322	33
	Central Pacific Financial Corp.	1,299	33
	Community Trust Bancorp Inc.	791	33
	HCI Group Inc.	293	33
	Heritage Commerce Corp.	2,953	33
	TrustCo Bank Corp. NY	1,035	33
*	Amerant Bancorp Inc.	1,187	32
*	CrossFirst Bankshares Inc.	2,441	32
	Sculptor Capital Management Inc. Class A	1,088	31
	Cambridge Bancorp	345	30
	Hanmi Financial Corp.	1,545	30
*	Metropolitan Bank Holding Corp.	389	30
	Midland States Bancorp Inc.	1,187	30
*	TriState Capital Holdings Inc.	1,469	30
	Univest Financial Corp.	1,109	30
	First Bancorp Inc. (XNGS)	983	29
	Great Southern Bancorp Inc.	540	29
	National Western Life Group Inc. Class A	129	29
	Peapack-Gladstone Financial Corp.	879	29
	Peoples Bancorp Inc.	913	29
	Financial Institutions Inc.	871	28
	United Fire Group Inc.	1,064	28
*	MBIA Inc.	2,407	27
*	Atlantic Capital Bancshares Inc.	1,057	26
	Diamond Hill Investment Group Inc.	144	26
	Mercantile Bank Corp.	836	26
	Arrow Financial Corp.	683	25
*	Assetmark Financial Holdings Inc.	915	25
	Dynex Capital Inc.	1,433	25
	First Financial Corp.	616	25
	Hingham Institution for Savings	76	25
	Banco Latinoamericano de Comercio Exterior SA Class E	1,469	25
*	Oportun Financial Corp.	992	25
	Alerus Financial Corp.	845	25
	Bank First Corp.	344	24
	Bank of Marin Bancorp	672	24
	First of Long Island Corp.	1,149	24
	Orchid Island Capital Inc.	4,777	24
	Republic Bancorp Inc. Class A	475	24
	Business First Bancshares Inc.	981	23
	CBTX Inc.	837	23
	Independence Holding Co.	460	23

17

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Equity Bancshares Inc. Class A	671	22
	Independent Bank Corp.	1,066	22
	MidWestOne Financial Group Inc.	734	22
	Oppenheimer Holdings Inc. Class A	466	22
	Regional Management Corp.	367	22
	Reliant Bancorp Inc.	771	22
	West BanCorp. Inc	714	22
	Capstar Financial Holdings Inc.	1,035	22
	Metrocity Bankshares Inc.	1,041	22
	American National Bankshares Inc.	615	21
	Civista Bancshares Inc.	884	21
	Citizens & Northern Corp.	787	20
	MVB Financial Corp.	495	20
	RBB Bancorp	793	20
	Primis Financial Corp.	1,326	20
	Bar Harbor Bankshares	685	19
	HomeTrust Bancshares Inc.	686	19
	Merchants Bancorp	526	19
	SmartFinancial Inc.	757	19
	Universal Insurance Holdings Inc.	1,363	19
*	Bridgewater Bancshares Inc.	1,097	18
	Curo Group Holdings Corp.	1,070	18
	Farmers National Banc Corp.	1,180	18
	Great Ajax Corp.	1,249	18
	Sierra Bancorp	691	18
*	Southern First Bancshares Inc.	344	18
*	Carter Bankshares Inc.	1,455	18
	GCM Grosvenor Inc. Class A	1,658	18
	Southern Missouri Bancorp Inc.	377	17
	Old Second Bancorp Inc.	1,349	16
	Spirit of Texas Bancshares Inc.	662	16
*	Coastal Financial Corp.	561	16
	UWM Holdings Corp.	2,168	16
	Capital City Bank Group Inc.	627	15
	Century Bancorp Inc. Class A	129	15
*	EZCorp. Inc. Class A	2,205	15
	Blue Ridge Bankshares Inc.	873	15
	Enterprise Bancorp Inc.	409	14
	Guaranty Bancshares Inc.	398	14
	Home Bancorp Inc.	368	14
	Northrim BanCorp Inc.	322	14
	PCSB Financial Corp.	778	14
	Peoples Financial Services Corp.	314	14
*	Citizens Inc. Class A	2,096	13
	Donegal Group Inc. Class A	840	13
	First Bank	979	13
*	Howard Bancorp Inc.	678	13
	Mid Penn Bancorp Inc.	499	13
	Provident Bancorp Inc.	794	13
	FS Bancorp Inc.	360	12
	First Internet Bancorp	401	12
	Greenhill & Co. Inc.	808	12
	Investors Title Co.	63	12
	Luther Burbank Corp.	906	12
	Orrstown Financial Services Inc.	508	12
	Summit Financial Group Inc.	505	12
	Fidelity D&D Bancorp Inc.	224	12
		Shares	Market Value• ($000)
*	GoHealth Inc. Class A	2,531	12
	Red River Bancshares Inc.	231	12
*	Ocwen Financial Corp.	411	12
*	Ryan Specialty Group Holdings Inc. Class A	380	12
	Premier Financial Bancorp Inc.	586	11
	Tiptree Inc.	1,054	11
*	Maiden Holdings Ltd.	3,520	11
	Macatawa Bank Corp.	1,351	11
	Capital Bancorp Inc.	468	11
	South Plains Financial Inc.	474	11
	Marlin Business Services Corp.	429	10
*	Greenlight Capital Re Ltd. Class A	1,163	10
	Crawford & Co. Class A	861	9
	Heritage Insurance Holdings Inc.	1,286	9
	Amalgamated Financial Corp.	558	9
*	Finance of America Cos. Inc. Class A	1,699	9
	Pzena Investment Management Inc. Class A	726	8
*	Trean Insurance Group Inc.	788	8
	AFC Gamma Inc.	370	8
*	Republic First Bancorp Inc.	1,992	7
	HBT Financial Inc.	424	7
*	MetroMile Inc.	1,854	7
	GAMCO Investors Inc. Class A	224	6
*	NI Holdings Inc.	304	6
*	Pioneer Bancorp Inc.	500	6
*	Velocity Financial LLC	431	6
	Five Star Bancorp	268	6
	Associated Capital Group Inc. Class A	145	5
	Angel Oak Mortgage Inc.	232	4
	United Insurance Holdings Corp.	914	3
			253,998
Health Care (13.1%)
	Johnson & Johnson	129,787	22,470
	UnitedHealth Group Inc.	46,325	19,284
	Pfizer Inc.	275,196	12,678
	Abbott Laboratories	85,644	10,823
	Eli Lilly & Co.	41,809	10,799
	Thermo Fisher Scientific Inc.	19,410	10,772
	AbbVie Inc.	87,212	10,533
	Danaher Corp.	31,202	10,114
	Merck & Co. Inc.	125,038	9,539
	Medtronic plc	66,163	8,831
	Bristol-Myers Squibb Co.	109,963	7,352
	Amgen Inc.	28,285	6,379
*	Moderna Inc.	16,675	6,281
*	Intuitive Surgical Inc.	5,826	6,138
	Zoetis Inc.	23,362	4,779
	Stryker Corp.	17,189	4,763
	Anthem Inc.	12,089	4,535
	Gilead Sciences Inc.	61,903	4,505
	Becton Dickinson and Co.	14,219	3,579
*	Edwards Lifesciences Corp.	30,405	3,563
	Cigna Corp.	16,793	3,554
*	Regeneron Pharmaceuticals Inc.	4,946	3,331
*	Illumina Inc.	7,188	3,286
	HCA Healthcare Inc.	12,822	3,244

18

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Boston Scientific Corp.	69,890	3,156
*	IDEXX Laboratories Inc.	4,160	2,803
*	Align Technology Inc.	3,890	2,758
	Agilent Technologies Inc.	15,144	2,657
	Humana Inc.	6,385	2,589
*	Vertex Pharmaceuticals Inc.	12,789	2,562
*	DexCom Inc.	4,762	2,521
*	Biogen Inc.	7,398	2,507
*	IQVIA Holdings Inc.	9,452	2,455
*	Veeva Systems Inc. Class A	6,858	2,277
	ResMed Inc.	7,136	2,073
	Baxter International Inc.	24,793	1,890
*	Centene Corp.	28,536	1,797
	West Pharmaceutical Services Inc.	3,589	1,621
	Zimmer Biomet Holdings Inc.	10,306	1,551
*	Laboratory Corp. of America Holdings	4,784	1,451
*	Alnylam Pharmaceuticals Inc.	5,729	1,154
*	Horizon Therapeutics plc	10,662	1,152
	Cerner Corp.	14,778	1,128
*	Avantor Inc.	28,340	1,118
*	Seagen Inc.	6,518	1,092
*	Charles River Laboratories International Inc.	2,451	1,088
	Cooper Cos. Inc.	2,380	1,073
	STERIS plc	4,843	1,041
*	Catalent Inc.	7,926	1,034
*	Teladoc Health Inc.	7,155	1,033
	PerkinElmer Inc.	5,481	1,013
*	Hologic Inc.	12,419	983
	Quest Diagnostics Inc.	6,382	975
*	Insulet Corp.	3,229	962
	Bio-Techne Corp.	1,901	949
	Teleflex Inc.	2,295	908
*	Exact Sciences Corp.	8,331	870
	Viatris Inc.	59,036	864
*	Novavax Inc.	3,605	860
*	Bio-Rad Laboratories Inc. Class A	1,047	843
*	ABIOMED Inc.	2,171	790
*	Molina Healthcare Inc.	2,832	761
*	Repligen Corp.	2,661	753
*	BioMarin Pharmaceutical Inc.	8,907	750
	Cardinal Health Inc.	14,257	748
*	Elanco Animal Health Inc. (XNYS)	21,749	726
*	10X Genomics Inc. Class A	4,084	718
*	Incyte Corp.	9,026	690
*	Novocure Ltd.	5,002	671
*	Masimo Corp.	2,445	664
	DENTSPLY SIRONA Inc.	10,653	657
*	QIAGEN NV	11,050	617
	Royalty Pharma plc Class A	15,872	613
	Universal Health Services Inc. Class B	3,822	595
*	Guardant Health Inc.	4,382	558
*	Intellia Therapeutics Inc.	3,299	530
*	Henry Schein Inc.	6,881	520
	Hill-Rom Holdings Inc.	3,235	471
*	Syneos Health Inc.	4,995	463
*	United Therapeutics Corp.	2,148	462
*	Penumbra Inc.	1,643	452
*	Natera Inc.	3,797	450
*	DaVita Inc.	3,415	447
	Bruker Corp.	4,994	441
*	Neurocrine Biosciences Inc.	4,570	435
		Shares	Market Value• ($000)
	Organon & Co.	12,397	420
*	Tenet Healthcare Corp.	5,126	386
*	Jazz Pharmaceuticals plc	2,886	380
	Encompass Health Corp.	4,764	374
*	PPD Inc.	7,880	365
	Chemed Corp.	762	363
*	Shockwave Medical Inc.	1,637	351
*	STAAR Surgical Co.	2,262	349
*	Biohaven Pharmaceutical Holding Co. Ltd.	2,609	342
*	Acceleron Pharma Inc.	2,537	340
*	Envista Holdings Corp.	7,851	336
*	Tandem Diabetes Care Inc.	2,971	333
*	Arrowhead Pharmaceuticals Inc.	4,872	327
*	Mirati Therapeutics Inc.	1,894	321
*	Omnicell Inc.	2,061	320
*	Globus Medical Inc. Class A	3,789	309
*	Ultragenyx Pharmaceutical Inc.	3,145	303
*	Pacific Biosciences of California Inc.	9,419	295
*	Exelixis Inc.	15,074	289
*	Amedisys Inc.	1,572	288
*	Sarepta Therapeutics Inc.	3,683	288
*	Inspire Medical Systems Inc.	1,286	287
*	Invitae Corp.	9,682	287
*	Fate Therapeutics Inc.	3,904	286
*	Halozyme Therapeutics Inc.	6,818	286
*	Acadia Healthcare Co. Inc.	4,278	283
*	Medpace Holdings Inc.	1,512	276
*	LHC Group Inc.	1,473	275
*	Ionis Pharmaceuticals Inc.	6,777	269
*	NeoGenomics Inc.	5,463	266
	Perrigo Co. plc	6,490	266
*	Integra LifeSciences Holdings Corp.	3,522	265
*	Blueprint Medicines Corp.	2,805	262
*	Twist Bioscience Corp.	2,306	261
*	Bridgebio Pharma Inc.	5,162	259
*	HealthEquity Inc.	3,944	253
*	Beam Therapeutics Inc.	2,271	252
*	Alkermes plc	7,628	238
*	Quidel Corp.	1,823	235
*	Oak Street Health Inc.	5,036	235
*	Denali Therapeutics Inc.	4,393	234
*	Neogen Corp.	5,137	225
	Premier Inc. Class A	5,892	219
*	Maravai LifeSciences Holdings Inc. Class A	3,639	215
*	Editas Medicine Inc. Class A	3,293	209
*	Apellis Pharmaceuticals Inc.	3,123	206
	Ensign Group Inc.	2,515	205
*	Nevro Corp.	1,684	205
*	ICU Medical Inc.	974	194
*	Livanova plc	2,348	194
*	Adaptive Biotechnologies Corp.	5,267	191
	Select Medical Holdings Corp.	5,298	183
*	Arvinas Inc.	2,100	181
	CONMED Corp.	1,364	179
*	Merit Medical Systems Inc.	2,457	176
*	CareDx Inc.	2,392	175
*	Progyny Inc.	3,035	170
*,1	CureVac NV	2,583	170

19

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Turning Point Therapeutics Inc.	2,188	169
*	Iovance Biotherapeutics Inc.	6,995	168
*	TG Therapeutics Inc.	6,156	167
*	Veracyte Inc.	3,281	158
*	AtriCure Inc.	2,120	156
*	NuVasive Inc.	2,491	155
*	Haemonetics Corp.	2,457	154
*	Kodiak Sciences Inc.	1,635	154
*	Arena Pharmaceuticals Inc.	2,867	152
*	Integer Holdings Corp.	1,540	152
*	Axonics Inc.	1,981	149
*	Vir Biotechnology Inc.	2,886	149
*	Emergent BioSolutions Inc.	2,341	148
*	Inovalon Holdings Inc. Class A	3,612	148
*	Allakos Inc.	1,647	147
*	PTC Therapeutics Inc.	3,254	142
*	Reata Pharmaceuticals Inc. Class A	1,332	142
*	Option Care Health Inc.	5,219	140
*	Amicus Therapeutics Inc.	12,216	139
*	Insmed Inc.	4,890	137
*	1Life Healthcare Inc.	5,591	137
*	BioCryst Pharmaceuticals Inc.	8,532	136
*	Prestige Consumer Healthcare Inc.	2,329	134
*	Inari Medical Inc.	1,633	134
*	Apollo Medical Holdings Inc.	1,743	132
*	Agios Pharmaceuticals Inc.	2,941	131
*	Nektar Therapeutics Class A	8,447	131
	Owens & Minor Inc.	3,514	131
*	Myriad Genetics Inc.	3,629	130
*	Glaukos Corp.	2,162	129
*	Phreesia Inc.	1,806	129
	Patterson Cos. Inc.	4,066	125
*	Karuna Therapeutics Inc.	1,054	125
*	NanoString Technologies Inc.	2,118	123
*	Pacira BioSciences Inc.	2,072	123
*	R1 RCM Inc.	6,254	123
*	Vericel Corp.	2,249	122
*	Translate Bio Inc.	3,235	121
*	Heska Corp.	451	120
*	Sorrento Therapeutics Inc.	12,969	117
*	ModivCare Inc.	591	117
*	Sage Therapeutics Inc.	2,478	115
*	Prothena Corp. plc	1,717	115
*	Multiplan Corp.	19,245	115
*	Health Catalyst Inc.	2,087	114
*	MEDNAX Inc.	3,538	114
*	Accolade Inc.	2,408	114
*	Zentalis Pharmaceuticals Inc.	1,669	114
*	Magellan Health Inc.	1,191	113
*	Intra-Cellular Therapies Inc.	3,341	111
*	Cytokinetics Inc.	3,266	108
*	Outset Medical Inc.	2,185	108
*	Cassava Sciences Inc.	1,849	105
*	Celldex Therapeutics Inc.	1,980	104
*	Dynavax Technologies Corp.	5,285	103
*	SpringWorks Therapeutics Inc.	1,373	103
*	Protagonist Therapeutics Inc.	2,080	101
*	American Well Corp. Class A	9,327	100
*	ACADIA Pharmaceuticals Inc.	5,630	99
*	Cortexyme Inc.	1,006	97
*	Atea Pharmaceuticals Inc.	3,266	97
		Shares	Market Value• ($000)
*	Evolent Health Inc. Class A	3,907	96
*	AdaptHealth Corp. Class A	3,984	96
*	Corcept Therapeutics Inc.	4,486	95
*	Sotera Health Co.	3,900	95
*	Ligand Pharmaceuticals Inc.	712	94
*	Silk Road Medical Inc.	1,581	94
*	Fulgent Genetics Inc.	1,026	94
	Healthcare Services Group Inc.	3,552	93
*	Kymera Therapeutics Inc.	1,460	91
*	Lantheus Holdings Inc.	3,410	90
*	Relay Therapeutics Inc.	2,770	89
*	Ortho Clinical Diagnostics Holdings plc Class H	4,365	89
*	agilon health Inc.	2,550	89
*	Revance Therapeutics Inc.	3,271	88
*	Inovio Pharmaceuticals Inc.	10,066	87
*	Ironwood Pharmaceuticals Inc. Class A	6,645	87
*	REVOLUTION Medicines Inc.	3,001	87
*	Xencor Inc.	2,532	86
*	Trillium Therapeutics Inc.	4,943	85
*	Senseonics Holdings Inc.	20,987	84
*	MiMedx Group Inc.	5,612	83
*	Castle Biosciences Inc.	1,077	83
*	Bionano Genomics Inc.	14,216	83
*	Berkeley Lights Inc.	2,297	82
*	Codexis Inc.	2,950	80
*	Global Blood Therapeutics Inc.	2,805	80
*	Quanterix Corp.	1,560	80
*	Alector Inc.	2,910	79
*	Avanos Medical Inc.	2,361	78
*	Community Health Systems Inc.	6,279	77
*	OPKO Health Inc.	19,876	77
*	Allogene Therapeutics Inc.	3,169	76
	U.S. Physical Therapy Inc.	647	76
*	CorVel Corp.	454	75
*	Avid Bioservices Inc.	3,049	74
*	Surgery Partners Inc.	1,504	74
*	Addus HomeCare Corp.	797	72
*	BioLife Solutions Inc.	1,235	72
*	Joint Corp.	691	71
*	RadNet Inc.	2,262	71
*,1	Ocugen Inc.	9,331	71
*	Arcus Biosciences Inc.	2,407	70
*	iRhythm Technologies Inc.	1,461	70
*	C4 Therapeutics Inc.	1,740	70
*	Brookdale Senior Living Inc.	9,344	68
*	Dicerna Pharmaceuticals Inc.	3,283	68
*	MacroGenics Inc.	2,882	68
*	Supernus Pharmaceuticals Inc.	2,486	68
*	Morphic Holding Inc.	1,047	66
*	Cardiovascular Systems Inc.	1,821	65
*	Rocket Pharmaceuticals Inc.	1,858	64
*	Atara Biotherapeutics Inc.	4,200	63
*	ALX Oncology Holdings Inc.	896	63
*	Anavex Life Sciences Corp.	3,183	62
*	ImmunoGen Inc.	10,244	62
*	Arcturus Therapeutics Holdings Inc.	1,132	62
*	Agenus Inc.	9,949	61
*	Travere Thrapeutics Inc.	2,798	61
*	Inogen Inc.	990	59
*	Bluebird Bio Inc.	3,158	58

20

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Kura Oncology Inc.	3,119	58
*	MannKind Corp.	12,065	58
*	REGENXBIO Inc.	1,801	58
*	Sangamo Therapeutics Inc.	5,721	57
*	Scholar Rock Holding Corp.	1,430	57
*	Varex Imaging Corp.	1,942	57
*	Certara Inc.	1,704	57
*	Deciphera Pharmaceuticals Inc.	1,782	56
*	OptimizeRx Corp.	846	56
*	Cerevel Therapeutics Holdings Inc.	1,777	56
*	AngioDynamics Inc.	1,933	55
*	Cerus Corp.	8,581	55
*	Heron Therapeutics Inc.	4,704	55
*	Generation Bio Co.	2,188	55
*	Y-mAbs Therapeutics Inc.	1,766	54
*	Nurix Therapeutics Inc.	1,667	54
*	Vaxart Inc.	6,038	54
*	Coherus Biosciences Inc.	3,339	53
	Atrion Corp.	75	52
*	Krystal Biotech Inc.	906	52
	LeMaitre Vascular Inc.	910	52
*	Tivity Health Inc.	2,236	52
*	Pulmonx Corp.	1,285	52
*	CryoLife Inc.	1,926	51
*	Omeros Corp.	3,140	51
*	Alphatec Holdings Inc.	3,477	50
*	FibroGen Inc.	4,288	50
*	Vaxcyte Inc.	1,897	50
*	OrthoPediatrics Corp.	701	49
*	Rubius Therapeutics Inc.	2,277	49
*	Kadmon Holdings Inc.	8,736	48
*	Mersana Therapeutics Inc.	3,478	48
	National HealthCare Corp.	647	48
*	Sutro Biopharma Inc.	2,189	48
*	Intersect ENT Inc.	1,710	47
*	Mind Medicine Mindmed Inc.	16,268	47
*	Enanta Pharmaceuticals Inc.	799	46
*	Innoviva Inc.	3,003	46
*	Natus Medical Inc.	1,731	46
*	Vanda Pharmaceuticals Inc.	2,770	46
*	Hanger Inc.	1,897	45
*	Triple-S Management Corp. Class B	1,265	45
*	Dermtech Inc.	1,197	45
*	IVERIC bio Inc.	4,208	44
*	NextGen Healthcare Inc.	2,880	44
*	TransMedics Group Inc.	1,357	44
*	ViewRay Inc.	7,220	44
*	Crinetics Pharmaceuticals Inc.	1,842	43
*	Cutera Inc.	873	43
*	Tactile Systems Technology Inc.	972	43
*	Zogenix Inc.	2,926	43
*	Meridian Bioscience Inc.	2,085	42
*	Surmodics Inc.	697	42
*	ChemoCentryx Inc.	2,616	41
*	HealthStream Inc.	1,359	41
*	Madrigal Pharmaceuticals Inc.	493	41
*	Replimune Group Inc.	1,302	41
*	Affimed NV	5,862	41
*	Kronos Bio Inc.	1,962	41
*	Ocular Therapeutix Inc.	3,809	40
		Shares	Market Value• ($000)
*	Orthofix Medical Inc.	936	40
*	SI-BONE Inc.	1,625	40
*	Syndax Pharmaceuticals Inc.	2,271	40
*	Pennant Group Inc.	1,296	40
*	Inhibrx Inc.	1,411	40
*	PMV Pharmaceuticals Inc.	1,326	40
*	Curis Inc.	4,372	39
*	Amphastar Pharmaceuticals Inc.	1,939	38
*	OraSure Technologies Inc.	3,442	38
*	Personalis Inc.	1,801	38
*	Harmony Biosciences Holdings Inc.	1,130	38
*	Humanigen Inc.	2,266	38
*	ImmunityBio Inc.	3,379	38
*	Homology Medicines Inc.	5,088	37
	National Research Corp.	694	37
*	Applied Molecular Transport Inc.	1,225	37
*	Forma Therapeutics Holdings Inc.	1,542	37
*	Aclaris Therapeutics Inc.	2,191	36
*	Tabula Rasa HealthCare Inc.	1,158	36
*	Phathom Pharmaceuticals Inc.	1,023	36
*	Cara Therapeutics Inc.	2,229	35
*	PetIQ Inc. Class A	1,336	35
*	NGM Biopharmaceuticals Inc.	1,595	35
*	BeyondSpring Inc.	1,128	35
*	Avidity Biosciences Inc.	1,529	35
*	Antares Pharma Inc.	8,604	34
*	Collegium Pharmaceutical Inc.	1,671	34
*	Fulcrum Therapeutics Inc.	1,156	34
*	Axogen Inc.	1,930	33
*	Axsome Therapeutics Inc.	1,281	33
*	Gossamer Bio Inc.	3,350	33
*	Radius Health Inc.	2,393	33
*	Precision BioSciences Inc.	2,657	33
*	VBI Vaccines Inc.	9,019	33
*	Ideaya Biosciences Inc.	1,418	33
*	ORIC Pharmaceuticals Inc.	1,488	33
*	Sana Biotechnology Inc.	1,356	33
*	Anika Therapeutics Inc.	733	32
*	Eagle Pharmaceuticals Inc.	592	32
*	Vapotherm Inc.	1,171	32
*	Amneal Pharmaceuticals Inc.	5,436	31
*	Rigel Pharmaceuticals Inc.	8,116	31
*	Akero Therapeutics Inc.	1,300	31
*	Organogenesis Holdings Inc. Class A	1,812	31
*	Aerie Pharmaceuticals Inc.	1,995	30
*	G1 Therapeutics Inc.	1,980	30
*	Rapt Therapeutics Inc.	908	30
*	Allovir Inc.	1,543	30
*	Arcutis Biotherapeutics Inc.	1,397	30
*	iTeos Therapeutics Inc.	1,045	30
*	Privia Health Group Inc.	991	30
*	Catalyst Pharmaceuticals Inc.	5,286	29
*	Rhythm Pharmaceuticals Inc.	2,225	29
*	IGM Biosciences Inc.	410	29
*	Precigen Inc.	4,789	29
*	Seer Inc. Class A	723	29
*	VistaGen Therapeutics Inc.	9,654	29
*	PAVmed Inc.	3,875	28
*	Shattuck Labs Inc.	1,345	28

21

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Signify Health Inc. Class A	1,074	28
*	Chimerix Inc.	3,787	27
*	Dyne Therapeutics Inc.	1,578	27
*	Recursion Pharmaceuticals Inc. Class A	1,067	27
*	Oramed Pharmaceuticals Inc.	1,348	27
*	Fluidigm Corp.	3,605	26
	Phibro Animal Health Corp. Class A	1,069	26
*	Albireo Pharma Inc.	849	26
*	Annexon Inc.	1,576	26
*	Asensus Surgical Inc.	11,823	26
*	Computer Programs and Systems Inc.	715	25
*	SeaSpine Holdings Corp.	1,492	25
*	Endo International plc	11,082	25
*	Stoke Therapeutics Inc.	965	25
*	TCR2 Therapeutics Inc.	1,507	25
*	Passage Bio Inc.	2,070	25
*	Altimmune Inc.	1,642	25
*	Keros Therapeutics Inc.	742	25
*	BioAtla Inc.	605	25
*	Akebia Therapeutics Inc.	8,059	24
*	AnaptysBio Inc.	948	24
*	Clovis Oncology Inc.	5,023	24
*	Avita Medical Inc.	1,206	24
*	Praxis Precision Medicines Inc.	1,233	24
*	Alignment Healthcare Inc.	1,331	24
*	Agiliti Inc.	1,143	24
*	Aldeyra Therapeutics Inc.	2,450	23
*	Epizyme Inc.	4,528	23
*	Seres Therapeutics Inc.	3,511	23
*	Spero Therapeutics Inc.	1,217	23
*	Bioxcel Therapeutics Inc.	772	23
*	Nkarta Inc.	714	23
*	Marinus Pharmaceuticals Inc.	1,865	23
*	Geron Corp. (XNGS)	15,223	22
*	Verastem Inc.	8,439	22
*	Theravance Biopharma Inc.	2,684	22
*	Pliant Therapeutics Inc.	1,228	22
*	Taysha Gene Therapies Inc.	1,124	22
*	Chinook Therapeutics Inc.	1,587	22
*	Atossa Therapeutics Inc.	5,913	22
*	Accuray Inc.	5,068	21
*	BioDelivery Sciences International Inc.	5,443	21
*	CEL-SCI Corp.	1,835	21
*	CytoSorbents Corp.	2,236	21
*	Intercept Pharmaceuticals Inc.	1,404	21
*	Karyopharm Therapeutics Inc.	3,592	21
*	UFP Technologies Inc.	307	21
*	Prelude Therapeutics Inc.	577	21
*	Apyx Medical Corp.	1,669	20
*	KalVista Pharmaceuticals Inc.	1,003	20
*	Selecta Biosciences Inc.	4,627	20
*	Viking Therapeutics Inc.	3,013	20
*	Eargo Inc.	977	20
*	Butterfly Network Inc.	1,649	20
*	Gritstone bio Inc.	2,036	19
*	Provention Bio Inc.	2,803	19
*	MeiraGTx Holdings plc	1,499	19
*	Cullinan Oncology Inc.	669	19
*	Athenex Inc.	4,920	18
*	ChromaDex Corp.	2,116	18
		Shares	Market Value• ($000)
*	Sientra Inc.	2,893	18
*	Spectrum Pharmaceuticals Inc.	7,796	18
*	Kiniksa Pharmaceuticals Ltd. Class A	1,470	18
*	ClearPoint Neuro Inc.	950	18
*	Olema Pharmaceuticals Inc.	613	18
*	Aveanna Healthcare Holdings Inc.	1,952	18
*	Athersys Inc.	9,892	17
*	CytomX Therapeutics Inc.	3,274	17
*	Evolus Inc.	1,628	17
*	ZIOPHARM Oncology Inc.	10,480	17
*	Evelo Biosciences Inc.	1,532	17
*	Forte Biosciences Inc.	569	17
*	Immunovant Inc.	1,925	17
*	Athira Pharma Inc.	1,634	17
*	Instil Bio Inc.	879	17
*	Inotiv Inc.	654	17
*	Nuvation Bio Inc.	1,792	17
*	Viracta Therapeutics Inc.	1,832	17
*	Ampio Pharmaceuticals Inc.	9,606	16
*	Cue Biopharma Inc.	1,361	16
*	Esperion Therapeutics Inc.	1,261	16
*	Harvard Bioscience Inc.	1,953	16
*	Lexicon Pharmaceuticals Inc.	3,417	16
*	MEI Pharma Inc.	5,586	16
*	Misonix Inc.	620	16
*	SIGA Technologies Inc.	2,399	16
*	Pulse Biosciences Inc.	634	16
*	Relmada Therapeutics Inc.	678	16
*	Stereotaxis Inc.	2,249	16
*	Infinity Pharmaceuticals Inc.	4,401	16
*	Neoleukin Therapeutics Inc.	2,005	16
*	4D Molecular Therapeutics Inc.	535	16
*	Cogent Biosciences Inc.	1,876	16
*	Lineage Cell Therapeutics Inc.	6,116	15
*	Oncocyte Corp.	3,773	15
*	TherapeuticsMD Inc.	18,746	15
*	UroGen Pharma Ltd.	873	15
*	InfuSystem Holdings Inc.	1,038	15
*	Aligos Therapeutics Inc.	904	15
*	SQZ Biotechnologies Co.	1,148	15
*	Brooklyn ImmunoTherapeutics Inc.	1,203	15
*	Aeglea BioTherapeutics Inc.	1,968	14
*	Avrobio Inc.	2,108	14
*	CorMedix Inc.	2,097	14
*	Durect Corp.	9,795	14
*	Eiger BioPharmaceuticals Inc.	1,754	14
*	Flexion Therapeutics Inc.	2,423	14
	XBiotech Inc.	904	14
*	Applied Therapeutics Inc.	895	14
*	Akouos Inc.	1,215	14
*	Aspira Women's Health Inc.	3,673	14
*	Quotient Ltd.	4,435	14
*	iBio Inc.	10,920	14
*	9 Meters Biopharma Inc.	10,726	14
*	Codiak Biosciences Inc.	792	14
*	Silverback Therapeutics Inc.	618	14
*	Apria Inc.	403	14
*	Innovage Holding Corp.	929	14
*	Treace Medical Concepts Inc.	554	14
*	Molecular Templates Inc.	2,034	13

22

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Paratek Pharmaceuticals Inc.	2,302	13
*	Syros Pharmaceuticals Inc.	2,419	13
	Utah Medical Products Inc.	147	13
*	ANI Pharmaceuticals Inc.	414	13
*	iCAD Inc.	1,085	13
*	Arbutus Biopharma Corp.	3,923	13
*	Black Diamond Therapeutics Inc.	1,293	13
*	Poseida Therapeutics Inc.	1,451	13
*	Cardiff Oncology Inc.	1,825	13
*	Foghorn Therapeutics Inc.	986	13
*	Kinnate Biopharma Inc.	584	13
*	Citius Pharmaceuticals Inc.	5,743	13
*	KemPharm Inc.	1,445	13
*	Accelerate Diagnostics Inc.	1,953	12
*	Cymabay Therapeutics Inc.	3,124	12
*	Invacare Corp.	1,478	12
*	Outlook Therapeutics Inc.	4,413	12
*	XOMA Corp.	380	12
*	WaVe Life Sciences Ltd.	1,890	12
*	EyePoint Pharmaceuticals Inc.	1,066	12
*	Prometheus Biosciences Inc.	571	12
*	Tonix Pharmaceuticals Holding Corp.	16,490	12
*	Castlight Health Inc. Class B	6,030	11
*	Mustang Bio Inc.	3,503	11
*	Trevena Inc.	8,251	11
*	Zynex Inc.	854	11
*	Frequency Therapeutics Inc.	1,391	11
*	89bio Inc.	585	11
*	Inozyme Pharma Inc.	726	11
*	Viemed Healthcare Inc.	1,687	11
*	Surface Oncology Inc.	1,682	11
*	Oncorus Inc.	1,032	11
*	908 Devices Inc.	314	11
*	Bolt Biotherapeutics Inc.	602	11
*	Design Therapeutics Inc.	681	11
*	GT Biopharma Inc.	1,203	11
*	Forian Inc.	912	11
*	Fortress Biotech Inc.	3,086	10
*	Jounce Therapeutics Inc.	1,662	10
*	Kala Pharmaceuticals Inc.	2,911	10
*	Magenta Therapeutics Inc.	1,510	10
*	Oncternal Therapeutics Inc.	2,233	10
*	Puma Biotechnology Inc.	1,334	10
*	Soliton Inc.	494	10
*	Acutus Medical Inc.	810	10
*	Kezar Life Sciences Inc.	1,334	10
*	Tarsus Pharmaceuticals Inc.	396	10
*	Edgewise Therapeutics Inc.	624	10
*	Adverum Biotechnologies Inc.	3,832	9
*	iRadimed Corp.	262	9
*	Celcuity Inc.	402	9
*	Retractable Technologies Inc.	728	9
*	Adicet Bio Inc.	1,056	9
*	Summit Therapeutics Inc.	1,132	9
*	Clene Inc.	1,158	9
*	DarioHealth Corp.	681	9
*	Neuronetics Inc.	1,261	8
*	Sesen Bio Inc.	8,620	8
*	Solid Biosciences Inc.	3,008	8
*	Harpoon Therapeutics Inc.	838	8
*	Exagen Inc.	549	8
*	Immunic Inc.	780	8
*	Landos Biopharma Inc.	567	8
		Shares	Market Value• ($000)
*	Seelos Therapeutics Inc.	3,827	8
*	Vor BioPharma Inc.	549	8
*	Greenwich Lifesciences Inc.	204	8
*	NeuroPace Inc.	354	8
*	Doximity Inc. Class A	89	8
*	Avalo Therapeutics Inc.	2,673	8
*	Atreca Inc. Class A	1,229	7
*	Hookipa Pharma Inc.	1,069	7
*	Kaleido Biosciences Inc.	1,154	7
*	Oyster Point Pharma Inc.	560	7
*	NexImmune Inc.	467	7
*	Terns Pharmaceuticals Inc.	504	7
*	Vincerx Pharma Inc.	466	7
*	Rain Therapeutics Inc.	417	7
*	Werewolf Therapeutics Inc.	382	7
*	Ardelyx Inc.	4,399	6
*	Verrica Pharmaceuticals Inc.	542	6
*	Alpine Immune Sciences Inc.	599	6
*	Biodesix Inc.	622	6
*	SOC Telemed Inc. Class A	2,079	6
*	Bioventus Inc. Class A	425	6
*	Ikena Oncology Inc.	457	6
*	Akoya Biosciences Inc.	389	6
*	Biomea Fusion Inc.	434	6
*	Ontrak Inc.	390	5
*	Spruce Biosciences Inc.	602	5
*	Angion Biomedica Corp.	489	5
*	Sensei Biotherapeutics Inc.	500	5
*	Finch Therapeutics Group Inc.	380	5
*	Gemini Therapeutics Inc.	1,102	5
*	Talaris Therapeutics Inc.	449	5
*	Verve Therapeutics Inc.	67	5
*	Eliem Therapeutics Inc.	200	5
*	NantHealth Inc.	1,762	4
*,2	Tobira Therapeutics Inc. CVR	937	4
*	Talis Biomedical Corp.	494	4
*	Portage Biotech Inc.	181	4
*	Monte Rosa Therapeutics Inc.	106	4
*	Nuvalent Inc. Class A	104	4
*	Adagio Therapeutics Inc.	116	4
*	Mirum Pharmaceuticals Inc.	211	3
*	Sigilon Therapeutics Inc.	548	3
*	Bright Health Group Inc.	361	3
*	Caribou Biosciences Inc.	110	3
*	Impel Neuropharma Inc.	89	2
*	Day One Biopharmaceuticals Inc.	77	2
*	Convey Holding Parent Inc.	220	2
*	Lyell Immunopharma Inc.	123	2
*	RxSight Inc.	119	2
*	Cytek Biosciences Inc.	85	2
*	Immuneering Corp. Class A	100	2
*	Tenaya Therapeutics Inc.	81	2
*,2	Alder Biopharmaceuticals Inc. CVR	1,247	1
*	Reneo Pharmaceuticals Inc.	68	1
*	Singular Genomics Systems Inc.	47	1
*	CVRx Inc.	60	1
*	Cyteir Therapeutics Inc.	69	1
*	Elevation Oncology Inc.	71	1
*	LifeStance Health Group Inc.	63	1
*	In8bio Inc.	200	1
*	Omega Therapeutics Inc.	71	1
*	Sera Prognostics Inc. Class A	105	1

23

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	TScan Therapeutics Inc.	148	1
*,2	Elanco Animal Health Inc.	1,951	—
*,2	Synergy Pharmaceuticals Inc.	12,927	—
*,2	Progenics Pharmaceuticals Inc. CVR	4,323	—
			299,273
Industrials (13.6%)
	Visa Inc. Class A	83,344	19,094
*	PayPal Holdings Inc.	57,943	16,726
	Mastercard Inc. Class A	43,086	14,918
	Accenture plc Class A	31,255	10,519
	Honeywell International Inc.	34,226	7,937
	Union Pacific Corp.	32,718	7,095
	United Parcel Service Inc. Class B	35,668	6,978
	Raytheon Technologies Corp.	74,473	6,312
*	Boeing Co.	26,485	5,813
	Caterpillar Inc.	27,074	5,709
	General Electric Co.	53,853	5,677
	3M Co.	28,511	5,552
	American Express Co.	32,151	5,336
	Deere & Co.	13,941	5,270
*	Square Inc. Class A	19,333	5,183
	Lockheed Martin Corp.	12,190	4,386
	Automatic Data Processing Inc.	20,942	4,378
	Fidelity National Information Services Inc.	30,557	3,904
	Capital One Financial Corp.	22,130	3,673
	Sherwin-Williams Co.	12,002	3,645
	CSX Corp.	111,797	3,637
	Illinois Tool Works Inc.	15,527	3,616
*	Fiserv Inc.	29,460	3,470
	Eaton Corp. plc	19,682	3,314
	FedEx Corp.	12,115	3,219
	Norfolk Southern Corp.	12,294	3,117
	Emerson Electric Co.	29,416	3,103
	Northrop Grumman Corp.	7,430	2,732
	Johnson Controls International plc	35,428	2,650
	General Dynamics Corp.	12,409	2,486
	Carrier Global Corp.	42,910	2,472
	Global Payments Inc.	14,431	2,347
	L3Harris Technologies Inc.	10,074	2,347
	Trane Technologies plc	11,763	2,335
	IHS Markit Ltd.	18,421	2,222
	Otis Worldwide Corp.	21,200	1,955
	DuPont de Nemours Inc.	26,256	1,943
	Parker-Hannifin Corp.	6,351	1,884
	PPG Industries Inc.	11,671	1,862
	Rockwell Automation Inc.	5,689	1,851
	Paychex Inc.	15,872	1,817
	Cintas Corp.	4,405	1,743
*	Mettler-Toledo International Inc.	1,118	1,736
	Cummins Inc.	7,244	1,709
*	Keysight Technologies Inc.	9,197	1,650
	Equifax Inc.	5,991	1,631
	Verisk Analytics Inc. Class A	7,842	1,582
*	TransDigm Group Inc.	2,575	1,564
	AMETEK Inc.	11,475	1,560
*	Zebra Technologies Corp. Class A	2,633	1,546
	Stanley Black & Decker Inc.	7,980	1,542
	Ball Corp.	15,719	1,508
	Old Dominion Freight Line Inc.	5,000	1,444
		Shares	Market Value• ($000)
	Synchrony Financial	28,341	1,410
	PACCAR Inc.	16,909	1,384
*	Generac Holdings Inc.	3,002	1,312
	Kansas City Southern	4,520	1,269
*	United Rentals Inc.	3,544	1,250
*	Waters Corp.	2,993	1,239
	Dover Corp.	7,034	1,226
	Vulcan Materials Co.	6,479	1,205
	Xylem Inc.	8,767	1,195
	Fortive Corp.	16,019	1,183
	Martin Marietta Materials Inc.	3,048	1,162
*	Trimble Inc.	12,249	1,154
	TransUnion	9,367	1,138
*	FleetCor Technologies Inc.	3,996	1,052
*	Teledyne Technologies Inc.	2,254	1,044
	Expeditors International of Washington Inc.	8,233	1,026
*	Bill.Com Holdings Inc.	3,664	1,005
	WW Grainger Inc.	2,279	988
*	Ingersoll Rand Inc.	18,349	973
	Amcor plc	75,641	972
	Jacobs Engineering Group Inc.	6,468	873
	IDEX Corp.	3,846	861
	Textron Inc.	11,039	802
	Westinghouse Air Brake Technologies Corp.	8,905	800
	Masco Corp.	12,874	782
	Cognex Corp.	8,372	742
	JB Hunt Transport Services Inc.	4,126	732
	Quanta Services Inc.	7,157	731
	Packaging Corp. of America	4,618	701
	Crown Holdings Inc.	6,364	699
	Nordson Corp.	2,892	690
	Westrock Co.	12,738	663
	Fortune Brands Home & Security Inc.	6,802	662
	Graco Inc.	8,308	651
	Jack Henry & Associates Inc.	3,622	639
	Allegion plc	4,415	636
*	Fair Isaac Corp.	1,368	629
	Pentair plc	8,121	627
*	Trex Co. Inc.	5,667	622
	Howmet Aerospace Inc.	19,153	608
	Snap-on Inc.	2,614	588
	CH Robinson Worldwide Inc.	6,486	584
	Toro Co.	5,283	581
*	Axon Enterprise Inc.	3,114	566
	Lennox International Inc.	1,665	558
	Robert Half International Inc.	5,386	557
	Hubbell Inc. Class B	2,662	549
	Booz Allen Hamilton Holding Corp. Class A	6,664	546
*	Mohawk Industries Inc.	2,760	546
*	Builders FirstSource Inc.	10,019	534
	Carlisle Cos. Inc.	2,513	530
	RPM International Inc.	6,272	516
	HEICO Corp. Class A	4,474	511
*	StoneCo. Ltd. Class A	10,775	501
*	Middleby Corp.	2,700	494
*	Paylocity Holding Corp.	1,822	490
	Owens Corning	5,117	489
	A O Smith Corp.	6,478	471
	Genpact Ltd.	9,012	468
*	Berry Global Group Inc.	6,758	454

24

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Sealed Air Corp.	7,439	454
*	Sensata Technologies Holding plc	7,599	450
	Watsco Inc.	1,611	449
*	AECOM	6,833	448
	AptarGroup Inc.	3,225	435
	Western Union Co.	20,039	434
	AGCO Corp.	3,068	422
	Donaldson Co. Inc.	6,203	420
*	XPO Logistics Inc.	4,754	413
	Knight-Swift Transportation Holdings Inc.	7,879	409
	ITT Inc.	4,247	406
*	WEX Inc.	2,176	399
	MKS Instruments Inc.	2,705	398
	Lincoln Electric Holdings Inc.	2,835	396
	Huntington Ingalls Industries Inc.	1,921	392
*	GXO Logistics Inc.	4,754	389
	Oshkosh Corp.	3,363	385
	Tetra Tech Inc.	2,626	378
	Brunswick Corp.	3,790	367
	Rexnord Corp.	5,826	354
*	TopBuild Corp.	1,619	354
	Woodward Inc.	2,818	341
	Littelfuse Inc.	1,167	333
*	Chart Industries Inc.	1,760	332
	Eagle Materials Inc.	2,096	329
*	Euronet Worldwide Inc.	2,442	325
	Sonoco Products Co.	4,977	325
	ManpowerGroup Inc.	2,662	323
	EMCOR Group Inc.	2,635	320
	Acuity Brands Inc.	1,710	316
	Advanced Drainage Systems Inc.	2,769	316
	Landstar System Inc.	1,878	316
	Louisiana-Pacific Corp.	4,970	315
	MDU Resources Group Inc.	9,768	314
*	Axalta Coating Systems Ltd.	10,293	314
*	Saia Inc.	1,287	309
*	Coherent Inc.	1,201	303
	Vontier Corp.	8,281	301
	Regal Beloit Corp.	1,996	298
	MSA Safety Inc.	1,797	293
	Exponent Inc.	2,480	290
	Graphic Packaging Holding Co.	13,896	285
*	ASGN Inc.	2,522	283
*	Colfax Corp.	5,773	278
	nVent Electric plc	8,102	278
*	WillScot Mobile Mini Holdings Corp.	9,105	269
	BWX Technologies Inc.	4,634	266
	Maximus Inc.	2,982	260
*	AMN Healthcare Services Inc.	2,253	256
*	WESCO International Inc.	2,163	253
	Valmont Industries Inc.	1,008	251
*	MasTec Inc.	2,731	250
	Crane Co.	2,415	246
	Flowserve Corp.	6,275	244
	Armstrong World Industries Inc.	2,309	240
	Curtiss-Wright Corp.	1,969	240
	Alliance Data Systems Corp.	2,420	237
	Simpson Manufacturing Co. Inc.	2,078	235
		Shares	Market Value• ($000)
*	AZEK Co. Inc. Class A	5,384	229
	HEICO Corp.	1,797	228
*	FTI Consulting Inc.	1,627	227
	Watts Water Technologies Inc. Class A	1,323	227
	John Bean Technologies Corp.	1,519	222
*	Resideo Technologies Inc.	6,898	222
	Air Lease Corp. Class A	5,187	206
*	Atkore Inc.	2,219	206
*,3	API Group Corp.	8,621	200
	Ryder System Inc.	2,501	199
	Spirit AeroSystems Holdings Inc. Class A	5,068	199
	Allison Transmission Holdings Inc.	5,306	196
	Insperity Inc.	1,750	193
*	ExlService Holdings Inc.	1,558	192
*	Virgin Galactic Holdings Inc.	7,002	190
	MSC Industrial Direct Co. Inc. Class A	2,228	188
*	Summit Materials Inc. Class A	5,577	188
	Franklin Electric Co. Inc.	2,192	186
	Altra Industrial Motion Corp.	3,135	184
	Brink's Co.	2,340	183
*	ACI Worldwide Inc.	5,648	182
*	Itron Inc.	2,168	182
	Korn Ferry	2,569	182
*	Shift4 Payments Inc. Class A	2,081	178
*	TriNet Group Inc.	1,896	175
	Triton International Ltd.	3,186	174
	EnerSys	2,038	172
	Silgan Holdings Inc.	3,996	170
	HB Fuller Co.	2,480	168
	Hillenbrand Inc.	3,579	166
	Terex Corp.	3,252	166
	Applied Industrial Technologies Inc.	1,858	165
	Matson Inc.	2,080	165
	UniFirst Corp.	713	163
	SPX FLOW Inc.	1,985	160
	ABM Industries Inc.	3,187	158
*	Herc Holdings Inc.	1,186	156
	GATX Corp.	1,680	154
*	Kirby Corp.	2,876	154
	Aerojet Rocketdyne Holdings Inc.	3,667	152
	Badger Meter Inc.	1,388	149
	Macquarie Infrastructure Corp.	3,734	149
	Kennametal Inc.	3,973	148
*	Welbilt Inc.	6,332	148
*	Bloom Energy Corp. Class A	6,713	144
*	Kratos Defense & Security Solutions Inc.	5,833	144
	Installed Building Products Inc.	1,146	142
	Werner Enterprises Inc.	2,988	141
*	Masonite International Corp.	1,158	139
*	Beacon Roofing Supply Inc.	2,668	137
	AAON Inc.	1,987	135
*	Green Dot Corp. Class A	2,557	134
*	Mercury Systems Inc.	2,666	134
	EVERTEC Inc.	2,842	131
*	SPX Corp.	2,078	130
	Comfort Systems USA Inc.	1,697	129
*	Paysafe Ltd.	14,859	126

25

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	CryoPort Inc.	1,948	124
	Helios Technologies Inc.	1,514	124
	Mueller Water Products Inc. Class A	7,336	122
	Belden Inc.	2,101	120
	Trinity Industries Inc.	4,093	119
*	Vicor Corp.	965	119
	Brady Corp. Class A	2,219	118
*	JELD-WEN Holding Inc.	4,278	118
*	Gibraltar Industries Inc.	1,557	116
*	O-I Glass Inc.	7,682	116
	Federal Signal Corp.	2,826	115
	Albany International Corp. Class A	1,454	114
*	Fluor Corp.	6,839	114
	Kadant Inc.	536	112
	Maxar Technologies Inc.	3,455	110
*	AeroVironment Inc.	1,063	109
	ESCO Technologies Inc.	1,210	109
	Barnes Group Inc.	2,266	108
*	GMS Inc.	2,189	108
*	Atlas Air Worldwide Holdings Inc.	1,462	107
*	Dycom Industries Inc.	1,425	107
	Forward Air Corp.	1,214	107
*	Hub Group Inc. Class A	1,528	107
*	Allegheny Technologies Inc.	5,953	106
	Moog Inc. Class A	1,311	104
	ManTech International Corp. Class A	1,302	103
	Otter Tail Corp.	1,877	103
*,1	Nikola Corp.	9,696	101
*	Proto Labs Inc.	1,339	99
*	Raven Industries Inc.	1,701	99
	TTEC Holdings Inc.	933	98
*	Verra Mobility Corp. Class A	6,314	98
	Patrick Industries Inc.	1,146	94
	CSW Industrials Inc.	688	91
*	Repay Holdings Corp. Class A	3,890	89
	ICF International Inc.	942	88
	Encore Wire Corp.	1,021	87
*	MYR Group Inc.	832	87
	ArcBest Corp.	1,287	86
*	Ferro Corp.	4,150	86
	Granite Construction Inc.	2,087	85
*	OSI Systems Inc.	858	85
*	Meritor Inc.	3,491	83
*	Air Transport Services Group Inc.	2,995	82
	Lindsay Corp.	500	82
*	Cimpress plc	863	82
	EnPro Industries Inc.	950	81
*	Textainer Group Holdings Ltd.	2,442	81
	McGrath RentCorp.	1,135	79
	Alamo Group Inc.	503	78
	Shyft Group Inc.	1,778	78
*	CBIZ Inc.	2,265	77
	Greif Inc. Class A	1,209	77
	Deluxe Corp.	1,987	76
*	TuSimple Holdings Inc. Class A	1,823	76
	Greenbrier Cos. Inc.	1,634	72
	Astec Industries Inc.	1,148	70
	Primoris Services Corp.	2,705	70
*	TriMas Corp.	2,179	70
		Shares	Market Value• ($000)
	Enerpac Tool Group Corp. Class A	2,788	70
	Tennant Co.	935	69
	AZZ Inc.	1,262	68
*	NV5 Global Inc.	646	68
*	Veritiv Corp.	762	68
	ADT Inc.	7,935	68
*	Danimer Scientific Inc.	3,475	68
	Mesa Laboratories Inc.	249	66
	Pitney Bowes Inc.	8,904	66
	Columbus McKinnon Corp.	1,408	65
*	Conduent Inc.	8,587	63
*	Evo Payments Inc. Class A	2,441	62
*	FARO Technologies Inc.	894	62
*	American Woodmark Corp.	863	61
	Kforce Inc.	1,039	61
*,1	Workhorse Group Inc.	6,247	61
	Schneider National Inc. Class B	2,656	60
*	CoreCivic Inc.	6,008	58
*	Gates Industrial Corp. plc	3,563	58
*	AAR Corp.	1,721	58
*	Montrose Environmental Group Inc.	1,158	58
	Apogee Enterprises Inc.	1,324	57
	Chase Corp.	498	57
*	Vivint Smart Home Inc.	4,697	57
*	Huron Consulting Group Inc.	1,134	56
*	Diversey Holdings Ltd.	3,206	56
	Griffon Corp.	2,289	55
*	PGT Innovations Inc.	2,590	55
*	Lydall Inc.	872	54
*	Ranpak Holdings Corp. Class A	1,765	54
*	Aspen Aerogels Inc.	1,187	52
	H&E Equipment Services Inc.	1,517	52
	Standex International Corp.	521	52
*	Ideanomics Inc.	20,647	52
*	Hyliion Holdings Corp.	5,927	52
*	Donnelley Financial Solutions Inc.	1,488	50
*	Great Lakes Dredge & Dock Corp.	3,260	49
	Kaman Corp.	1,258	49
*	TrueBlue Inc.	1,778	49
*	Construction Partners Inc. Class A	1,436	48
	Marten Transport Ltd.	3,067	48
*	Triumph Group Inc.	2,602	48
	CAI International Inc.	822	46
*	Cornerstone Building Brands Inc.	2,762	46
*	Frontline Ltd.	6,302	45
	SFL Corp. Ltd.	5,559	45
	Heidrick & Struggles International Inc.	1,008	44
*	Manitowoc Co. Inc.	1,803	44
*	Cross Country Healthcare Inc.	1,959	43
*	Echo Global Logistics Inc.	1,313	43
*	Energy Recovery Inc.	2,130	43
	Wabash National Corp.	2,736	43
	Quanex Building Products Corp.	1,775	42
	Myers Industries Inc.	1,792	41
	DHT Holdings Inc.	7,335	41
*	Hayward Holdings Inc.	1,955	41

26

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Douglas Dynamics Inc.	1,005	40
	Gorman-Rupp Co.	1,154	40
*	SP Plus Corp.	1,245	40
	Costamare Inc.	2,748	40
	Scorpio Tankers Inc.	2,465	40
*	Paya Holdings Inc. Class A	4,155	40
	Heartland Express Inc.	2,300	39
	Argan Inc.	774	36
	CRA International Inc.	378	35
	Kelly Services Inc. Class A	1,791	35
	International Seaways Inc.	2,012	35
*	Desktop Metal Inc. Class A	4,227	35
*	Sterling Construction Co. Inc.	1,471	34
*	Advantage Solutions Inc.	3,870	34
*	BrightView Holdings Inc.	2,169	33
*	Forterra Inc.	1,444	33
*	GreenSky Inc. Class A	4,094	33
*	CIRCOR International Inc.	903	32
	Insteel Industries Inc.	854	32
*	Modine Manufacturing Co.	2,588	32
*	Tutor Perini Corp.	2,189	32
	Luxfer Holdings plc	1,438	31
	Genco Shipping & Trading Ltd.	1,615	31
	Cass Information Systems Inc.	669	30
*	I3 Verticals Inc. Class A	1,054	30
*	International Money Express Inc.	1,621	30
	Pactiv Evergreen Inc.	2,153	30
*	Cantaloupe Inc.	2,946	30
*	Titan Machinery Inc.	999	29
	Resources Connection Inc.	1,742	28
	Barrett Business Services Inc.	343	27
*	DXP Enterprises Inc.	903	27
*	Ducommun Inc.	513	27
*	Franklin Covey Co.	631	27
	Hyster-Yale Materials Handling Inc.	469	27
	VSE Corp.	537	27
*	BlueLinx Holdings Inc.	453	26
*	Napco Security Technologies Inc.	659	26
*	Thermon Group Holdings Inc.	1,534	26
*	Vectrus Inc.	527	26
*	BTRS Holdings Inc.	2,398	26
*	Forrester Research Inc.	522	25
*	Vishay Precision Group Inc.	632	24
*	PAE Inc.	3,519	24
*	Velodyne Lidar Inc.	3,575	24
*	PureCycle Technologies Inc.	1,664	24
*	Daseke Inc.	2,479	23
	REV Group Inc.	1,390	23
*	Willdan Group Inc.	612	23
	Ardagh Group SA	885	23
	Allied Motion Technologies Inc.	640	22
*	IES Holdings Inc.	446	22
	Miller Industries Inc.	566	21
*	Titan International Inc.	2,543	21
*	Transcat Inc.	315	21
*	Eagle Bulk Shipping Inc.	419	21
*	View Inc.	4,284	21
*	Babcock & Wilcox Enterprises Inc.	2,804	20
		Shares	Market Value• ($000)
	National Presto Industries Inc.	241	20
	Dorian LPG Ltd.	1,521	20
*	Blue Bird Corp.	898	19
*	Astronics Corp.	1,316	18
*	RR Donnelley & Sons Co.	3,577	18
	Nordic American Tankers Ltd.	7,768	18
*	Luna Innovations Inc.	1,629	18
*	ExOne Co.	750	18
*	Commercial Vehicle Group Inc.	1,614	17
*	Rekor Systems Inc.	1,585	17
*	ShotSpotter Inc.	423	17
	Ennis Inc.	844	16
	Greif Inc. Class B	255	16
*	Byrna Technologies Inc.	538	16
	U.S. Lime & Minerals Inc.	102	15
*	Atlanticus Holdings Corp.	236	15
*	Yellow Corp.	2,538	15
*	Acacia Research Corp.	2,278	14
	Kronos Worldwide Inc.	1,086	14
*	U.S. Xpress Enterprises Inc. Class A	1,568	14
*	Teekay Tankers Ltd. Class A	1,212	14
	Caesarstone Ltd.	1,004	13
*	Infrastructure and Energy Alternatives Inc.	1,052	13
*	Concrete Pumping Holdings Inc.	1,463	12
*	Covenant Logistics Group Inc. Class A	501	12
*	GP Strategies Corp.	588	12
	Park Aerospace Corp.	830	12
*	Radiant Logistics Inc.	1,707	12
*	AgEagle Aerial Systems Inc.	3,372	12
*	Iteris Inc.	1,854	11
*	Teekay Corp.	3,533	11
*	Eos Energy Enterprises Inc.	890	11
*	CECO Environmental Corp.	1,327	10
*	HC2 Holdings Inc.	2,609	10
*	Lawson Products Inc.	194	10
*	Mistras Group Inc.	907	10
	Park-Ohio Holdings Corp.	406	10
	Powell Industries Inc.	401	10
	Preformed Line Products Co.	141	10
*	Safe Bulkers Inc.	2,359	10
*	EVI Industries Inc.	354	9
	Universal Logistics Holdings Inc.	391	9
*	GreenBox POS	875	9
*	IBEX Holdings Ltd.	430	8
*	Team Inc.	1,463	7
*	Atlas Technical Consultants Inc.	686	7
*	Target Hospitality Corp.	1,517	6
*	StarTek Inc.	936	6
*	Custom Truck One Source Inc.	644	6
*	Karat Packaging Inc.	268	6
*	Aersale Corp.	461	6
*	Core & Main Inc. Class A	207	6
*	Willis Lease Finance Corp.	128	5
*	PAM Transportation Services Inc.	136	5
*	Mayville Engineering Co. Inc.	367	5
	Hirequest Inc.	258	5
*	TaskUS Inc. Class A	79	5

27

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Priority Technology Holdings Inc.	713	4
*	First Advantage Corp.	182	4
*	Marqeta Inc. Class A	121	3
*	BM Technologies Inc. (XASE)	206	2
*	Legalzoom.com Inc.	59	2
			309,723
Other (0.0%)[4]
*,2	Aduro Biotech Inc. CVR	656	1
*,2	Media General Inc. CVR	5,133	—
*,2	NewStar Financial Inc. CVR	943	—
			1
Real Estate (3.5%)
	American Tower Corp.	22,239	6,498
	Prologis Inc.	36,245	4,881
	Crown Castle International Corp.	21,185	4,125
	Equinix Inc.	4,399	3,710
	Public Storage	7,423	2,402
	Digital Realty Trust Inc.	13,819	2,265
	Simon Property Group Inc.	16,096	2,164
	SBA Communications Corp. Class A	5,309	1,906
	Welltower Inc.	20,694	1,811
*	CoStar Group Inc.	19,460	1,649
	AvalonBay Communities Inc.	6,893	1,582
*	CBRE Group Inc. Class A	16,307	1,570
	Equity Residential	18,222	1,532
	Alexandria Real Estate Equities Inc.	7,172	1,480
	Realty Income Corp.	18,519	1,337
	Weyerhaeuser Co.	36,676	1,320
	Extra Space Storage Inc.	6,402	1,197
	Invitation Homes Inc.	27,902	1,149
	Sun Communities Inc.	5,500	1,108
	Mid-America Apartment Communities Inc.	5,670	1,091
	Essex Property Trust Inc.	3,163	1,046
	Ventas Inc.	18,328	1,025
	Duke Realty Corp.	18,958	995
	Healthpeak Properties Inc.	26,848	967
	Boston Properties Inc.	7,655	865
	VICI Properties Inc.	26,788	828
*	Zillow Group Inc. Class C	8,343	799
	UDR Inc.	14,777	798
	Equity LifeStyle Properties Inc.	8,570	729
	Camden Property Trust	4,655	698
	WP Carey Inc.	8,829	690
	Iron Mountain Inc.	14,008	669
	Kimco Realty Corp.	28,246	615
*	Jones Lang LaSalle Inc.	2,502	607
	Medical Properties Trust Inc.	28,602	586
	American Homes 4 Rent Class A	13,883	582
	VEREIT Inc.	11,251	569
	Regency Centers Corp.	8,271	568
*	Host Hotels & Resorts Inc.	34,200	566
	Gaming and Leisure Properties Inc.	10,828	534
	CubeSmart	9,819	525
	Federal Realty Investment Trust	3,981	485
	Lamar Advertising Co. Class A	4,214	480
	Life Storage Inc.	3,738	465
	CyrusOne Inc.	5,960	459
		Shares	Market Value• ($000)
	Americold Realty Trust	12,388	455
	STORE Capital Corp.	11,976	432
	National Retail Properties Inc.	8,613	410
	Rexford Industrial Realty Inc.	6,601	409
	Apartment Income REIT Corp.	7,640	388
	Omega Healthcare Investors Inc.	11,551	387
	Kilroy Realty Corp.	5,869	385
	First Industrial Realty Trust Inc.	6,666	373
	Vornado Realty Trust	8,519	357
	EastGroup Properties Inc.	1,941	350
	STAG Industrial Inc.	8,187	346
	American Campus Communities Inc.	6,700	341
	Brixmor Property Group Inc.	14,411	338
	Healthcare Trust of America Inc. Class A	10,684	324
	CoreSite Realty Corp.	2,080	309
*	Opendoor Technologies Inc.	16,844	299
	Spirit Realty Capital Inc.	5,657	293
	Innovative Industrial Properties Inc.	1,158	285
	Cousins Properties Inc.	7,259	280
	Douglas Emmett Inc.	8,182	270
	QTS Realty Trust Inc. Class A	3,372	263
	Rayonier Inc.	6,750	248
*	Zillow Group Inc. Class A	2,568	246
	Agree Realty Corp.	3,236	241
*	Redfin Corp.	4,917	239
	SL Green Realty Corp.	3,416	239
	Highwoods Properties Inc.	5,005	229
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	3,655	221
*	Park Hotels & Resorts Inc.	11,434	219
	Terreno Realty Corp.	3,258	218
*	Ryman Hospitality Properties Inc.	2,596	216
	Healthcare Realty Trust Inc.	6,816	205
	Physicians Realty Trust	10,419	193
	National Storage Affiliates Trust	3,347	192
	Hudson Pacific Properties Inc.	7,080	187
	Broadstone Net Lease Inc.	6,838	187
	EPR Properties	3,596	183
*	Howard Hughes Corp.	2,003	181
	JBG SMITH Properties	6,000	181
	Essential Properties Realty Trust Inc.	5,557	180
	Lexington Realty Trust	13,134	178
*	Outfront Media Inc.	6,943	172
	Sabra Health Care REIT Inc.	10,400	166
	PotlatchDeltic Corp.	3,139	163
	Macerich Co.	9,513	162
*	Digitalbridge Group Inc.	22,812	157
	Equity Commonwealth	5,936	156
	Corporate Office Properties Trust	5,402	152
	PS Business Parks Inc.	949	149
	Apple Hospitality REIT Inc.	10,022	148
	eXp World Holdings Inc.	3,130	144
	Pebblebrook Hotel Trust	6,188	136
	SITE Centers Corp.	8,291	134

28

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Retail Properties of America Inc. Class A	9,909	131
	Kennedy-Wilson Holdings Inc.	5,911	130
	National Health Investors Inc.	2,087	125
*	Sunstone Hotel Investors Inc.	10,224	118
	Uniti Group Inc.	9,003	118
	Brandywine Realty Trust	8,056	112
	RLJ Lodging Trust	7,680	111
	Washington REIT	4,393	110
*	Cushman & Wakefield plc	5,859	106
	Newmark Group Inc. Class A	7,558	103
	Piedmont Office Realty Trust Inc. Class A	5,767	103
	Four Corners Property Trust Inc.	3,570	102
	Urban Edge Properties	5,368	102
*	Realogy Holdings Corp.	5,735	101
	CareTrust REIT Inc.	4,536	100
	Retail Opportunity Investments Corp.	5,436	98
	Independence Realty Trust Inc.	4,652	95
*	Xenia Hotels & Resorts Inc.	5,377	94
	Monmouth Real Estate Investment Corp.	4,921	93
	American Assets Trust Inc.	2,322	92
	Easterly Government Properties Inc. Class A	4,291	92
	Columbia Property Trust Inc.	5,408	90
	Industrial Logistics Properties Trust	3,283	90
*	DiamondRock Hospitality Co.	9,709	88
	Service Properties Trust	7,709	88
	Tanger Factory Outlet Centers Inc.	5,014	84
	Acadia Realty Trust	3,902	83
	Global Net Lease Inc.	4,852	82
*	Mack-Cali Realty Corp.	4,598	82
	Paramount Group Inc.	9,284	82
	Safehold Inc.	882	79
	Kite Realty Group Trust	3,854	78
*	Alexander & Baldwin Inc.	3,666	77
	St. Joe Co.	1,622	75
	Empire State Realty Trust Inc. Class A	7,007	72
	LTC Properties Inc.	2,009	69
	Centerspace	669	68
	Office Properties Income Trust	2,354	62
	NexPoint Residential Trust Inc.	948	61
	Getty Realty Corp.	1,763	56
	Community Healthcare Trust Inc.	1,123	54
	RPT Realty	4,073	53
	Apartment Investment and Management Co. Class A	7,318	53
	Gladstone Land Corp.	2,195	52
	NETSTREIT Corp.	2,006	52
	American Finance Trust Inc.	5,745	50
*	Summit Hotel Properties Inc.	5,297	49
*	Marcus & Millichap Inc.	1,226	48
	UMH Properties Inc.	2,038	48
	GEO Group Inc.	5,951	46
	Global Medical REIT Inc.	2,982	46
	Gladstone Commercial Corp.	1,892	43
		Shares	Market Value• ($000)
	Diversified Healthcare Trust	11,531	43
	Alexander's Inc.	158	42
	Armada Hoffler Properties Inc.	3,022	41
	New Senior Investment Group Inc.	4,534	40
*	Radius Global Infrastructure Inc. Class A (XNMS)	2,222	40
	Plymouth Industrial REIT Inc.	1,472	35
	Saul Centers Inc.	754	35
	Preferred Apartment Communities Inc. Class A	2,733	34
	RMR Group Inc. Class A	701	32
	RE/MAX Holdings Inc. Class A	958	32
	Universal Health Realty Income Trust	547	32
	City Office REIT Inc.	1,955	31
	Urstadt Biddle Properties Inc. Class A	1,625	31
	Ares Commercial Real Estate Corp.	1,905	30
*	Chatham Lodging Trust	2,534	30
*	Seritage Growth Properties Class A	1,850	30
	CatchMark Timber Trust Inc. Class A	2,463	28
*	CorePoint Lodging Inc.	1,878	27
	One Liberty Properties Inc.	810	26
	Retail Value Inc.	965	24
	Franklin Street Properties Corp.	4,706	23
*	Rafael Holdings Inc. Class B	537	22
	Whitestone REIT	2,056	20
*	FRP Holdings Inc.	329	19
*	Forestar Group Inc.	891	19
*	Tejon Ranch Co.	938	18
	Farmland Partners Inc.	1,356	17
	Indus Realty Trust Inc.	244	17
	CTO Realty Growth Inc.	279	16
*	Hersha Hospitality Trust Class A	1,621	15
	Postal Realty Trust Inc. Class A	609	12
*	Braemar Hotels & Resorts Inc.	2,236	11
	BRT Apartments Corp.	474	9
*	Ashford Hospitality Trust Inc.	553	9
*	Fathom Holdings Inc.	276	8
	Clipper Realty Inc.	607	5
	Phillips Edison & Co. Inc.	85	3
*	Bridge Investment Group Holdings Inc. Class A	73	1
			80,446
Technology (28.1%)
	Apple Inc.	773,446	117,432
	Microsoft Corp.	371,234	112,068
*	Facebook Inc. Class A	117,921	44,737
*	Alphabet Inc. Class A	15,047	43,545
*	Alphabet Inc. Class C	13,750	40,002
	NVIDIA Corp.	117,918	26,396
*	Adobe Inc.	23,542	15,625
*	salesforce.com Inc.	45,561	12,086
	Intel Corp.	199,158	10,766
	Broadcom Inc.	19,646	9,768
	Texas Instruments Inc.	45,430	8,673
	QUALCOMM Inc.	55,568	8,151

29

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Oracle Corp.	85,797	7,647
	Intuit Inc.	12,575	7,119
*	Advanced Micro Devices Inc.	59,621	6,601
*	ServiceNow Inc.	9,729	6,262
	International Business Machines Corp.	43,993	6,174
	Applied Materials Inc.	45,280	6,119
	Analog Devices Inc.	26,416	4,304
	Lam Research Corp.	7,031	4,252
*	Micron Technology Inc.	55,250	4,072
*	Autodesk Inc.	10,853	3,365
*	Zoom Video Communications Inc. Class A	10,534	3,050
	NXP Semiconductors NV	13,591	2,924
*	Twilio Inc. Class A	7,985	2,850
*	DocuSign Inc. Class A	9,413	2,788
	KLA Corp.	7,607	2,586
*	Synopsys Inc.	7,572	2,516
	Roper Technologies Inc.	5,164	2,496
*	Workday Inc. Class A	9,126	2,493
*	Twitter Inc.	38,514	2,484
	Marvell Technology Inc.	39,840	2,438
*	Atlassian Corp. plc Class A	6,579	2,415
*	Crowdstrike Holdings Inc. Class A	7,996	2,247
*	Cadence Design Systems Inc.	13,615	2,226
	Amphenol Corp. Class A	28,818	2,208
*	Palo Alto Networks Inc.	4,726	2,179
*	Palantir Technologies Inc. Class A	80,020	2,108
*	Fortinet Inc.	6,661	2,099
	Cognizant Technology Solutions Corp. Class A	25,980	1,983
	Microchip Technology Inc.	12,377	1,948
*	Xilinx Inc.	12,204	1,899
	HP Inc.	61,865	1,840
*	Match Group Inc.	13,314	1,830
*	Snowflake Inc. Class A	5,912	1,799
*	EPAM Systems Inc.	2,680	1,696
*	Okta Inc.	6,186	1,631
*	ANSYS Inc.	4,326	1,581
*	Datadog Inc. Class A	11,076	1,526
	Corning Inc.	37,808	1,512
*	Pinterest Inc. Class A	27,031	1,502
	Skyworks Solutions Inc.	8,173	1,499
*	HubSpot Inc.	2,183	1,494
*	Cloudflare Inc. Class A	12,297	1,485
	CDW Corp.	6,851	1,374
*	Dell Technologies Inc. Class C	13,681	1,333
*	Gartner Inc.	4,182	1,291
*	Splunk Inc.	8,014	1,225
*	Paycom Software Inc.	2,479	1,212
	Monolithic Power Systems Inc.	2,202	1,090
*	Zscaler Inc.	3,780	1,052
*	VeriSign Inc.	4,831	1,045
*	Qorvo Inc.	5,529	1,040
*	MongoDB Inc. Class A	2,644	1,036
*	RingCentral Inc. Class A	3,928	991
	Teradyne Inc.	8,119	986
	Hewlett Packard Enterprise Co.	63,497	982
	NetApp Inc.	10,900	969
*	Tyler Technologies Inc.	1,984	964
*	Western Digital Corp.	14,992	947
		Shares	Market Value• ($000)
*	ON Semiconductor Corp.	20,713	919
*	Unity Software Inc.	7,199	912
*	Akamai Technologies Inc.	7,893	894
*	Coupa Software Inc.	3,586	878
	SS&C Technologies Holdings Inc.	11,182	846
	Entegris Inc.	6,578	790
*	DoorDash Inc. Class A	4,097	784
*	Nuance Communications Inc.	13,989	770
*	Avalara Inc.	4,140	744
	NortonLifeLock Inc.	26,886	714
*	Zendesk Inc.	5,766	713
*	Ceridian HCM Holding Inc.	6,317	710
*	PTC Inc.	5,174	681
	Leidos Holdings Inc.	6,929	680
	Citrix Systems Inc.	6,082	626
*	Dynatrace Inc.	8,993	618
*	Globant SA	1,889	609
*	GoDaddy Inc. Class A	8,201	601
*	F5 Networks Inc.	2,910	592
*	VMware Inc. Class A	3,938	586
*	Wix.com Ltd.	2,611	580
*	Black Knight Inc.	7,462	565
*	Elastic NV	3,355	535
*	Five9 Inc.	3,262	516
*	Clarivate plc	20,152	508
*	Manhattan Associates Inc.	3,101	505
*,2	Proofpoint Inc.	2,779	489
	Amdocs Ltd.	6,344	489
*	IAC/Inter Active Corp.	3,706	489
*	Guidewire Software Inc.	4,116	488
*	Cree Inc.	5,630	478
*	Dropbox Inc. Class A	14,929	473
*	Smartsheet Inc. Class A	5,869	467
*	DXC Technology Co.	12,371	454
	Universal Display Corp.	2,116	441
	Jabil Inc.	7,123	440
*	Arrow Electronics Inc.	3,614	438
*	Aspen Technology Inc.	3,337	432
	Bentley Systems Inc. Class B	6,588	425
*	Anaplan Inc.	6,855	411
*	Lattice Semiconductor Corp.	6,570	408
	Vertiv Holdings Co. Class A	13,714	386
*	Concentrix Corp.	2,057	357
*	Varonis Systems Inc. Class B	5,088	351
*	Nutanix Inc. Class A	9,403	347
*	Silicon Laboratories Inc.	2,162	341
*	Pure Storage Inc. Class A	12,933	334
*	Synaptics Inc.	1,714	325
*	Rapid7 Inc.	2,625	319
*	II-VI Inc.	5,067	319
	Power Integrations Inc.	2,925	318
	Dolby Laboratories Inc. Class A	3,164	314
	Brooks Automation Inc.	3,571	303
*	IPG Photonics Corp.	1,754	299
*	CACI International Inc. Class A	1,150	296
*	J2 Global Inc.	2,112	291
*	Teradata Corp.	5,313	291
*	Everbridge Inc.	1,826	287
*	Blackline Inc.	2,592	283
*	Workiva Inc. Class A	2,021	283
	Pegasystems Inc.	1,990	274
	National Instruments Corp.	6,459	270
*	Asana Inc. Class A	3,567	269
*	Change Healthcare Inc.	12,274	268

30

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	KBR Inc.	6,879	268
*	MicroStrategy Inc. Class A	380	264
*	NCR Corp.	6,191	263
*	Sprout Social Inc. Class A	2,130	259
	SYNNEX Corp.	2,018	256
*	Novanta Inc.	1,664	255
*	Upwork Inc.	5,655	253
	CDK Global Inc.	5,981	249
*	Digital Turbine Inc.	4,081	239
	Science Applications International Corp.	2,828	238
*	Cirrus Logic Inc.	2,797	234
*	SPS Commerce Inc.	1,724	234
*	Q2 Holdings Inc.	2,644	233
*	Vimeo Inc.	6,066	231
*	Fastly Inc. Class A	5,157	225
*	Semtech Corp.	3,085	216
*	New Relic Inc.	2,663	213
*	Alteryx Inc. Class A	2,860	212
*	Envestnet Inc.	2,603	208
*	FireEye Inc.	11,421	208
	Kulicke & Soffa Industries Inc.	2,943	207
*	Appian Corp. Class A	1,903	204
*	Sailpoint Technologies Holdings Inc.	4,338	203
*	Mimecast Ltd.	2,864	200
*	Diodes Inc.	2,048	198
*	Cerence Inc.	1,827	198
	Avnet Inc.	4,843	196
*	LivePerson Inc.	3,044	195
*	Tenable Holdings Inc.	4,361	193
*	Alarm.com Holdings Inc.	2,262	191
*	Qualys Inc.	1,626	191
*	Rogers Corp.	895	190
	CMC Materials Inc.	1,426	189
*	Perficient Inc.	1,554	185
*	Box Inc. Class A	7,101	183
*	Fabrinet	1,768	182
*	3D Systems Corp.	5,865	179
*	Cloudera Inc.	11,186	178
*	Insight Enterprises Inc.	1,716	177
*	MaxLinear Inc.	3,332	174
*	Onto Innovation Inc.	2,339	173
*	Ambarella Inc.	1,658	172
*	Cornerstone OnDemand Inc.	2,982	171
*	Medallia Inc.	5,027	170
*	Skillz Inc. Class A	14,369	169
*	PagerDuty Inc.	3,897	167
	Advanced Energy Industries Inc.	1,838	166
	Xerox Holdings Corp.	7,384	166
*	Duck Creek Technologies Inc.	3,507	164
*	CommVault Systems Inc.	2,015	163
*	Blackbaud Inc.	2,327	162
*	Altair Engineering Inc. Class A	2,174	161
*	LiveRamp Holdings Inc.	3,114	153
*	Vroom Inc.	5,617	151
*	Magnite Inc.	5,069	147
*	FormFactor Inc.	3,702	144
	Switch Inc. Class A	5,819	144
*	nCino Inc.	2,306	143
*	MACOM Technology Solutions Holdings Inc. Class H	2,331	142
*	Verint Systems Inc.	3,178	142
		Shares	Market Value• ($000)
*	Dun & Bradstreet Holdings Inc.	7,759	142
	Amkor Technology Inc.	5,089	140
	Vishay Intertechnology Inc.	6,283	138
*	Sitime Corp.	642	137
*	Cargurus Inc.	4,444	135
*	Yelp Inc. Class A	3,489	134
*	BigCommerce Holdings Inc. Series 1	2,239	133
*	Sanmina Corp.	3,317	131
*	Schrodinger Inc.	2,187	131
	Shutterstock Inc.	1,109	128
*	Rambus Inc.	5,312	126
*	Plexus Corp.	1,338	123
*	Momentive Global Inc.	6,115	120
*	Domo Inc. Class B	1,320	118
	Xperi Holding Corp.	5,377	115
*	MicroVision Inc.	7,662	113
*	Bandwidth Inc. Class A	1,086	112
*	Covetrus Inc.	4,944	112
*	TechTarget Inc.	1,289	109
*	Appfolio Inc. Class A	897	106
	Progress Software Corp.	2,224	104
*	Allscripts Healthcare Solutions Inc.	6,673	102
*	Jamf Holding Corp.	2,761	97
*	Ultra Clean Holdings Inc.	2,062	95
*	JFrog Ltd.	2,460	95
*	Bottomline Technologies DE Inc.	2,201	93
*	Zuora Inc. Class A	5,332	91
	Methode Electronics Inc.	1,931	90
*	NetScout Systems Inc.	3,261	89
*	Cohu Inc.	2,422	86
*	Sumo Logic Inc.	4,125	86
*	Axcelis Technologies Inc.	1,690	84
	CSG Systems International Inc.	1,695	82
*	PAR Technology Corp.	1,198	81
*	Allegro MicroSystems Inc.	2,648	80
*	Avaya Holdings Corp.	3,908	79
*	PROS Holdings Inc.	1,812	78
*	TTM Technologies Inc.	5,599	78
*	Super Micro Computer Inc.	2,136	78
*	Yext Inc.	5,616	76
*	ePlus Inc.	680	74
*	Unisys Corp.	3,012	73
*	Eventbrite Inc. Class A	3,792	67
	McAfee Corp.Class A	2,395	64
*	Ichor Holdings Ltd.	1,399	62
*	Model N Inc.	1,747	59
*	nLight Inc.	2,151	59
	CTS Corp.	1,650	58
*	Veeco Instruments Inc.	2,516	57
*	Upland Software Inc.	1,446	56
*	CEVA Inc.	1,140	55
*	Impinj Inc.	943	55
*	Agilysys Inc.	951	54
	QAD Inc. Class A	620	54
*	Ping Identity Holding Corp.	2,086	54
*	Mitek Systems Inc.	2,145	48
*	C3.ai Inc. Class A	936	48
*	Avid Technology Inc.	1,824	47
	Benchmark Electronics Inc.	1,724	47
*	Parsons Corp.	1,317	47
*	ScanSource Inc.	1,312	47

31

Russell 3000 Index Fund
		Shares	Market Value• ($000)
	Sapiens International Corp. NV	1,566	45
*	Photronics Inc.	2,909	44
*	A10 Networks Inc.	2,919	41
*	Grid Dynamics Holdings Inc.	1,545	41
	American Software Inc. Class A	1,575	40
*	DigitalOcean Holdings Inc.	652	40
*	ChannelAdvisor Corp.	1,478	38
*	Diebold Nixdorf Inc.	3,503	38
*	Rackspace Technology Inc.	2,717	38
	Ebix Inc.	1,283	37
*	Tucows Inc. Class A	484	36
*	SMART Global Holdings Inc.	748	36
*	GAN Ltd.	2,030	35
*	OneSpan Inc.	1,786	34
	Simulations Plus Inc.	773	34
*	Kimball Electronics Inc.	1,316	32
*	Alpha & Omega Semiconductor Ltd.	1,066	31
*	Datto Holding Corp.	1,214	31
*	PDF Solutions Inc.	1,354	30
*	Veritone Inc.	1,435	30
*	Telos Corp.	901	30
	SolarWinds Corp.	1,778	30
	Hackett Group Inc.	1,414	28
*	Groupon Inc. Class A	1,120	28
*	DoubleVerify Holdings Inc.	775	28
*	Atomera Inc.	1,080	27
*	NeoPhotonics Corp.	2,741	26
	PC Connection Inc.	518	25
*	E2open Parent Holdings Inc.	2,116	25
*	N-Able Inc.	1,778	24
*	DSP Group Inc.	1,029	23
*	Kopin Corp.	3,918	23
*	Cleanspark Inc.	1,653	23
*	Mediaalpha Inc. Class A	1,048	23
*	Brightcove Inc.	1,962	22
*	Rimini Street Inc.	2,222	21
*	TrueCar Inc.	4,870	20
*	Zix Corp.	2,643	20
*	Digimarc Corp.	657	19
*	EverQuote Inc. Class A	959	19
*	AXT Inc.	1,968	18
*	Limelight Networks Inc.	6,677	18
*	Identiv Inc.	1,042	18
*	Quantum Corp.	2,825	18
*	Benefitfocus Inc.	1,346	16
*	Porch Group Inc.	801	16
*	comScore Inc.	3,865	15
	NVE Corp.	217	15
*	EMCORE Corp.	1,841	14
*	VirnetX Holding Corp.	3,054	14
*	GTY Technologies Holdings Inc.	1,840	14
*	SkyWater Technology Inc.	397	13
*	Intelligent Systems Corp.	300	12
*	ON24 Inc.	519	12
*	Ouster Inc.	1,467	12
*	eGain Corp.	949	11
*	Aeva Technologies Inc.	1,149	11
*	Daktronics Inc.	1,663	10
*	Smith Micro Software Inc.	1,924	10
*	Alkami Technology Inc.	352	10
*	SecureWorks Corp. Class A	401	8
*	Viant Technology Inc. Class A	543	7
*	SentinelOne Inc. Class A	62	4
		Shares	Market Value• ($000)
*	Clear Secure Inc. Class A	64	3
*	Intapp Inc.	48	2
*	Sprinklr Inc. Class A	104	2
*	MeridianLink Inc.	66	2
*	1stdibs.com Inc.	51	1
*	Zeta Global Holdings Corp. Class A	129	1
			640,551
Telecommunications (3.0%)
	Comcast Corp. Class A	224,900	13,647
	Cisco Systems Inc.	208,288	12,293
	Verizon Communications Inc.	203,950	11,217
	AT&T Inc.	351,687	9,643
*	Charter Communications Inc. Class A	6,470	5,284
*	T-Mobile U.S. Inc.	29,006	3,974
*	Roku Inc.	5,692	2,006
	Motorola Solutions Inc.	8,204	2,004
*	Liberty Broadband Corp. Class C	7,736	1,480
*	Arista Networks Inc.	2,953	1,091
	Lumen Technologies Inc.	53,731	661
	Cable One Inc.	258	542
*	DISH Network Corp. Class A	12,126	529
	Juniper Networks Inc.	15,879	460
*	Ciena Corp.	7,552	431
*	Lumentum Holdings Inc.	3,716	322
*	Altice USA Inc. Class A	10,472	287
*	Iridium Communications Inc.	5,737	255
*	fuboTV Inc.	6,357	185
*	Viavi Solutions Inc.	10,892	177
*	Liberty Broadband Corp. Class A	889	165
*	Vonage Holdings Corp.	11,607	164
*	CommScope Holding Co. Inc.	9,776	154
*	ViaSat Inc.	2,976	154
	Cogent Communications Holdings Inc.	2,035	148
*	8x8 Inc.	5,088	123
*	Calix Inc.	2,573	120
	InterDigital Inc.	1,449	104
	Ubiquiti Inc.	316	103
*	Liberty Latin America Ltd. Class C	7,081	102
	Telephone and Data Systems Inc.	4,747	96
*	Vocera Communications Inc.	1,724	84
*	Infinera Corp.	8,313	70
	Shenandoah Telecommunications Co.	2,293	68
*	Extreme Networks Inc.	6,216	67
*	Globalstar Inc.	30,678	61
*	EchoStar Corp. Class A	2,089	56
*	WideOpenWest Inc.	2,571	55
*	NETGEAR Inc.	1,499	54
	ADTRAN Inc.	2,556	53
*	Plantronics Inc.	1,723	51
*	IDT Corp. Class B	1,076	47
*	Cincinnati Bell Inc.	2,680	42
*	Harmonic Inc.	4,501	42
*	Gogo Inc.	3,063	41
*	ORBCOMM Inc.	3,564	41
*	Digi International Inc.	1,703	37
*	Consolidated Communications Holdings Inc.	3,881	36

32

Russell 3000 Index Fund
		Shares	Market Value• ($000)
*	Inseego Corp.	4,208	35
	Comtech Telecommunications Corp.	1,325	34
*	Anterix Inc.	563	33
*	Liberty Latin America Ltd. Class A	2,161	31
	Loral Space & Communications Inc.	620	26
	ATN International Inc.	521	24
*	Clearfield Inc.	498	23
*	Ribbon Communications Inc.	3,548	23
*	U.S. Cellular Corp.	720	23
*	Akoustis Technologies Inc.	2,193	22
*	CalAmp Corp.	1,923	22
*	Ooma Inc.	1,134	22
*	Cambium Networks Corp.	488	18
*	Aviat Networks Inc.	487	17
*	DZS Inc.	846	12
*	Casa Systems Inc.	1,540	11
*	Hemisphere Media Group Inc. Class A	805	10
*	KVH Industries Inc.	798	8
*	Kaltura Inc.	148	2
			69,222
Utilities (2.7%)
	NextEra Energy Inc.	96,564	8,110
	Duke Energy Corp.	37,990	3,976
	Southern Co.	52,210	3,432
	Waste Management Inc.	20,812	3,228
	Dominion Energy Inc.	39,699	3,090
	Exelon Corp.	48,233	2,364
	American Electric Power Co. Inc.	24,688	2,211
	Sempra Energy	15,549	2,058
	Xcel Energy Inc.	26,637	1,831
	American Water Works Co. Inc.	8,896	1,621
	Public Service Enterprise Group Inc.	24,700	1,579
	Eversource Energy	16,780	1,522
	WEC Energy Group Inc.	15,387	1,454
	Republic Services Inc. Class A	10,304	1,279
	Consolidated Edison Inc.	16,862	1,272
	DTE Energy Co.	9,462	1,139
	PPL Corp.	38,166	1,120
	Ameren Corp.	12,431	1,090
	Entergy Corp.	9,808	1,085
	Edison International	18,245	1,055
	FirstEnergy Corp.	26,616	1,035
	CMS Energy Corp.	14,303	917
	Evergy Inc.	11,593	794
	Alliant Energy Corp.	12,918	785
	AES Corp.	32,428	774
	CenterPoint Energy Inc.	29,116	731
*	PG&E Corp.	73,690	676
	Atmos Energy Corp.	6,543	638
	Essential Utilities Inc.	11,166	554
	NRG Energy Inc.	11,871	542
	NiSource Inc.	19,899	490
	UGI Corp.	10,287	476
	Vistra Corp.	23,413	447
*	Sunrun Inc.	9,736	431
	Pinnacle West Capital Corp.	5,522	425
	OGE Energy Corp.	9,862	349
*	Stericycle Inc.	4,479	312
		Shares	Market Value• ($000)
	Brookfield Renewable Corp. Class A	6,179	271
	IDACORP Inc.	2,460	259
*	Clean Harbors Inc.	2,490	256
	Hawaiian Electric Industries Inc.	5,106	223
	National Fuel Gas Co.	4,244	220
	Portland General Electric Co.	4,279	220
*	Evoqua Water Technologies Corp.	5,577	217
	PNM Resources Inc.	4,322	214
	Black Hills Corp.	2,999	211
*	Southwest Gas Holdings Inc.	2,788	196
	ONE Gas Inc.	2,542	183
*	Casella Waste Systems Inc. Class A	2,335	173
	New Jersey Resources Corp.	4,605	172
	ALLETE Inc.	2,501	169
	American States Water Co.	1,755	162
	Spire Inc.	2,422	162
	Ormat Technologies Inc. (XNYS)	2,173	155
	California Water Service Group	2,410	153
	NorthWestern Corp.	2,397	152
	Avangrid Inc.	2,754	150
*	Sunnova Energy International Inc.	4,128	149
	Avista Corp.	3,284	137
	MGE Energy Inc.	1,695	137
	Clearway Energy Inc. Class C	4,104	129
	South Jersey Industries Inc.	4,993	124
	Covanta Holding Corp.	5,728	115
	Brookfield Infrastructure Corp. Class A	1,726	110
	Chesapeake Utilities Corp.	801	105
	Middlesex Water Co.	817	89
	SJW Group	1,260	87
*	Harsco Corp.	3,958	72
	Northwest Natural Holding Co.	1,371	71
*	U.S. Ecology Inc.	1,521	55
	York Water Co.	946	49
	Clearway Energy Inc. Class A	1,568	47
	Unitil Corp.	749	37
*	Heritage-Crystal Clean Inc.	723	21
	Artesian Resources Corp. Class A	419	16
*	Pure Cycle Corp.	969	14
*	Cadiz Inc.	991	13
	Global Water Resources Inc.	630	13
	Via Renewables Inc. Class A	617	7
*	Sharps Compliance Corp.	614	6
			60,413
Total Common Stocks (Cost $1,399,168)			2,269,177

33

Russell 3000 Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[5,6]	Vanguard Market Liquidity Fund, 0.068% (Cost $7,064)	70,643	7,064
Total Investments (99.9%) (Cost $1,406,232)			2,276,241
Other Assets and Liabilities—Net (0.1%)			1,663
Net Assets (100%)			2,277,904
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $644,000.
2	Security value determined using significant unobservable inputs.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, the aggregate value was $200,000, representing 0.0% of net assets.
4	“Other” represents securities that are not classified by the fund’s benchmark index.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $684,000 was received for securities on loan.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2021	12	1,363	9
E-mini S&P 500 Index	September 2021	34	7,685	289
				298

See accompanying Notes, which are an integral part of the Financial Statements.
34

Russell 3000 Index Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,399,168)	2,269,177
Affiliated Issuers (Cost $7,064)	7,064
Total Investments in Securities	2,276,241
Investment in Vanguard	75
Cash Collateral Pledged—Futures Contracts	473
Receivables for Investment Securities Sold	496
Receivables for Accrued Income	2,527
Total Assets	2,279,812
Liabilities
Due to Custodian	495
Payables for Investment Securities Purchased	612
Collateral for Securities on Loan	684
Payables for Capital Shares Redeemed	23
Payables to Vanguard	89
Variation Margin Payable—Futures Contracts	5
Total Liabilities	1,908
Net Assets	2,277,904
At August 31, 2021, net assets consisted of:

Paid-in Capital	1,439,852
Total Distributable Earnings (Loss)	838,052
Net Assets	2,277,904

ETF Shares—Net Assets
Applicable to 5,400,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,123,915
Net Asset Value Per Share—ETF Shares	$208.13

Institutional Shares—Net Assets
Applicable to 2,864,477 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,153,989
Net Asset Value Per Share—Institutional Shares	$402.86

See accompanying Notes, which are an integral part of the Financial Statements.
35

Russell 3000 Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Dividends	28,354
Interest[1]	6
Securities Lending—Net	95
Total Income	28,455
Expenses
The Vanguard Group—Note B
Investment Advisory Services	301
Management and Administrative—ETF Shares	691
Management and Administrative—Institutional Shares	636
Marketing and Distribution—ETF Shares	39
Marketing and Distribution—Institutional Shares	32
Custodian Fees	49
Auditing Fees	29
Shareholders’ Reports—ETF Shares	11
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,789
Net Investment Income	26,666
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	174,607
Futures Contracts	1,722
Realized Net Gain (Loss)	176,329
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	371,679
Futures Contracts	58
Change in Unrealized Appreciation (Depreciation)	371,737
Net Increase (Decrease) in Net Assets Resulting from Operations	574,732
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,000, less than $1,000, and less than ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $176,199,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
36

Russell 3000 Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,666	25,428
Realized Net Gain (Loss)	176,329	64,214
Change in Unrealized Appreciation (Depreciation)	371,737	227,652
Net Increase (Decrease) in Net Assets Resulting from Operations	574,732	317,294
Distributions
ETF Shares	(11,774)	(9,023)
Institutional Shares	(14,477)	(16,339)
Total Distributions	(26,251)	(25,362)
Capital Share Transactions
ETF Shares	160,316	134,055
Institutional Shares	(159,141)	(31,309)
Net Increase (Decrease) from Capital Share Transactions	1,175	102,746
Total Increase (Decrease)	549,656	394,678
Net Assets
Beginning of Period	1,728,248	1,333,570
End of Period	2,277,904	1,728,248

See accompanying Notes, which are an integral part of the Financial Statements.
37

Russell 3000 Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$158.71	$133.26	$133.98	$113.52	$99.77
Investment Operations
Net Investment Income[1]	2.385	2.416	2.312	2.099	1.980
Net Realized and Unrealized Gain (Loss) on Investments	49.386	25.494	(.730)	20.442	13.722
Total from Investment Operations	51.771	27.910	1.582	22.541	15.702
Distributions
Dividends from Net Investment Income	(2.351)	(2.460)	(2.302)	(2.081)	(1.952)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.351)	(2.460)	(2.302)	(2.081)	(1.952)
Net Asset Value, End of Period	$208.13	$158.71	$133.26	$133.98	$113.52
Total Return	32.90%	21.31%	1.25%	20.07%	15.92%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,124	$710	$463	$412	$343
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.31%	1.74%	1.79%	1.70%	1.85%
Portfolio Turnover Rate[2]	10%	8%	10%	14%	16%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
38

Russell 3000 Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$307.19	$257.87	$259.33	$219.72	$193.10
Investment Operations
Net Investment Income[1]	4.689	4.739	4.499	4.220	3.952
Net Realized and Unrealized Gain (Loss) on Investments	95.580	49.347	(1.394)	39.578	26.583
Total from Investment Operations	100.269	54.086	3.105	43.798	30.535
Distributions
Dividends from Net Investment Income	(4.599)	(4.766)	(4.565)	(4.188)	(3.915)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.599)	(4.766)	(4.565)	(4.188)	(3.915)
Net Asset Value, End of Period	$402.86	$307.19	$257.87	$259.33	$219.72
Total Return	32.94%	21.38%	1.27%	20.15%	16.00%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,154	$1,018	$871	$879	$755
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.34%	1.76%	1.81%	1.77%	1.92%
Portfolio Turnover Rate[2]	10%	8%	10%	14%	16%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
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Russell 3000 Index Fund
Notes to Financial Statements
Vanguard Russell 3000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
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Russell 3000 Index Fund
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds
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Russell 3000 Index Fund
effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $75,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
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Russell 3000 Index Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	2,268,682	—	495	2,269,177
Temporary Cash Investments	7,064	—	—	7,064
Total	2,275,746	—	495	2,276,241
Derivative Financial Instruments
Assets
Futures Contracts[1]	298	—	—	298
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	176,151
Total Distributable Earnings (Loss)	(176,151)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	5,771
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(32,032)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	864,313
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Russell 3000 Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	26,251	25,362
Long-Term Capital Gains	—	—
Total	26,251	25,362
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,411,929
Gross Unrealized Appreciation	943,849
Gross Unrealized Depreciation	(79,536)
Net Unrealized Appreciation (Depreciation)	864,313
E.	During the year ended August 31, 2021, the fund purchased $513,727,000 of investment securities and sold $514,484,000 of investment securities, other than temporary cash investments. Purchases and sales include $190,508,000 and $316,898,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $20,239,000 and sales were $17,217,000, resulting in net realized gain (loss) of ($778,000); these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	478,092	2,675	303,642	2,225
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(317,776)	(1,750)	(169,587)	(1,225)
Net Increase (Decrease)—ETF Shares	160,316	925	134,055	1,000
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Russell 3000 Index Fund
	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Institutional Shares
Issued	264,939	764	166,350	666
Issued in Lieu of Cash Distributions	12,831	38	15,624	62
Redeemed	(436,911)	(1,252)	(213,283)	(790)
Net Increase (Decrease)—Institutional Shares	(159,141)	(450)	(31,309)	(62)
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
45

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 3000 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Russell 3000 Index Fund (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Special 2021 tax information (unaudited) for Vanguard Russell 3000 Index Fund
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $25,973,000 of qualified dividend income to shareholders during the fiscal year.
The fund distributed $277,000 of qualified business income to shareholders during the fiscal year.
For corporate shareholders, 93.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
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Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Russell 3000 Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average.
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The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
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Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Russell 3000 Index Fund's Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2020, through December 31, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
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The Products are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Russell 3000 Index to track general stock market performance or a segment of the same. Russell’s publication of the Russell 3000 Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 3000 Index are based. Russell’s only relationship to The Vanguard Group, Inc. is the licensing of certain trademarks and trade names of Russell and of the Russell 3000 Index which are determined, composed and calculated by Russell without regard to The Vanguard Group, Inc. or the Products. Russell is not responsible for and has not reviewed the Products nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell has no obligation or liability in connection with the administration, marketing or trading of the Products.
Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell does not guarantee the accuracy and/or the completeness of the Russell 3000 Index or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to the use of or results to be obtained by The Vanguard Group, Inc., investors, owners of the Products, or any other person or entity from the use of the Russell 3000 Index or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 3000 Index or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Chris D. Mclsaac
Joseph Brennan	Thomas M. Rampulla
Mortimer J. Buckley	Karin A. Risi
Gregory Davis	Anne E. Robinson
John James	Michael Rollings
John T. Marcante	Lauren Valente

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Q18540 102021

Annual Report  |  August 31, 2021
Vanguard Sector Bond Index Funds
Vanguard Short-Term Treasury Index Fund
Vanguard Intermediate-Term Treasury Index Fund
Vanguard Long-Term Treasury Index Fund
Vanguard Short-Term Corporate Bond Index Fund
Vanguard Intermediate-Term Corporate Bond Index Fund
Vanguard Long-Term Corporate Bond Index Fund
Vanguard Mortgage-Backed Securities Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended August 31, 2021, returns for the Vanguard Sector Bond Index Funds ranged from about –7% for all share classes of Vanguard Long-Term Treasury Index Fund to more than 4% for ETF Shares of Vanguard Long-Term Corporate Bond Index Fund.
•	During the fiscal year, the global economy rebounded faster from the COVID-19 pandemic than many had expected. Countries that were more successful in containing the virus generally fared better economically. Swift and extensive fiscal and monetary support from policymakers also were keys to the rebound.
•	Bond returns were dampened by rising bond yields across much of the developed world, notably in the United States.
•	The yield of the 30-year U.S. Treasury bond rose from 1.47% to 1.93%. Corporate securities generally outperformed both Treasuries and mortgage-backed securities.
•	By maturity, longer-term corporates outpaced their shorter-term counterparts. By credit quality, lower-quality bonds outperformed high-quality issues.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	32.25%	18.42%	18.24%
Russell 2000 Index (Small-caps)	47.08	10.75	14.38
Russell 3000 Index (Broad U.S. market)	33.04	17.85	17.97
FTSE All-World ex US Index (International)	25.74	9.82	10.23
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.08%	5.43%	3.11%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	3.40	5.09	3.30
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.20	1.13
CPI
Consumer Price Index	5.25%	2.76%	2.58%
Except for ETF Shares, any returns cited for Vanguard Intermediate-Term Corporate Bond Index Fund or Vanguard Long-Term Corporate Bond Index Fund reflect purchase fees.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2021
	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Short-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,001.00	$0.15
AdmiralTM Shares	1,000.00	1,000.60	0.35
Institutional Shares	1,000.00	1,000.90	0.25
Intermediate-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,008.70	$0.15
Admiral Shares	1,000.00	1,008.60	0.35
Institutional Shares	1,000.00	1,008.80	0.25
Long-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,046.70	$0.15
Admiral Shares	1,000.00	1,046.30	0.36
Institutional Shares	1,000.00	1,046.50	0.26
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,007.20	$0.15
Admiral Shares	1,000.00	1,007.30	0.35
Institutional Shares	1,000.00	1,007.10	0.25
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,021.40	$0.15
Admiral Shares	1,000.00	1,021.20	0.36
Institutional Shares	1,000.00	1,021.30	0.25
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,057.50	$0.16
Admiral Shares	1,000.00	1,057.50	0.36
Institutional Shares	1,000.00	1,057.40	0.26
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,000.40	$0.15
Admiral Shares	1,000.00	1,000.30	0.35
Institutional Shares	1,000.00	1,000.10	0.25

Six Months Ended August 31, 2021
	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,025.05	$0.15
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Intermediate-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,025.05	$0.15
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Long-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,025.05	$0.15
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,025.05	$0.15
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,025.05	$0.15
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,025.05	$0.15
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,025.05	$0.15
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Index Fund, 0.03% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Treasury Index Fund, 0.03% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Long-Term Treasury Index Fund, 0.03% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Short-Term Corporate Bond Index Fund, 0.03% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.03% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Long-Term Corporate Bond Index Fund, 0.03% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; and for the Mortgage-Backed Securities Index Fund, 0.03% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Short-Term Treasury Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Treasury Index Fund ETF Shares Net Asset Value	0.11%	1.64%	1.10%	$11,160
Short-Term Treasury Index Fund ETF Shares Market Price	0.11	1.63	1.10	11,153
Spliced Bloomberg U.S. Treasury 1–3 Year Index	0.14	1.69	1.18	11,245
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	13,728
Spliced Bloomberg U.S. Treasury 1–3 Year Index: Bloomberg U.S. 1–3 Year Government Float Adjusted Index through December 11, 2017; Bloomberg U.S. Treasury 1–3 Year Bond Index thereafter.
See Financial Highlights for dividend and capital gains information.

Short-Term Treasury Index Fund
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Treasury Index Fund Admiral Shares	0.08%	1.62%	1.09%	$11,148
Spliced Bloomberg U.S. Treasury 1–3 Year Index	0.14	1.69	1.18	11,245
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	13,728

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Short-Term Treasury Index Fund Institutional Shares	0.11%	1.65%	1.12%	$5,589,864
Spliced Bloomberg U.S. Treasury 1–3 Year Index	0.14	1.69	1.18	5,622,556
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	6,863,983
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021
	One Year	Five Years	Ten Years
Short-Term Treasury Index Fund ETF Shares Market Price	0.11%	8.43%	11.53%
Short-Term Treasury Index Fund ETF Shares Net Asset Value	0.11	8.46	11.60
Spliced Bloomberg U.S. Treasury 1–3 Year Index	0.14	8.74	12.45
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Short-Term Treasury Index Fund
Distribution by Stated Maturity
As of August 31, 2021
Under 1 Year	0.2%
1 - 2 Years	52.6
2 - 3 Years	44.6
3 - 4 Years	2.6
The table reflects the fund's investments, except for temporary cash investments.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

Short-Term Treasury Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (99.8%)
U.S. Government Securities (99.8%)
United States Treasury Note/Bond	8.000%	11/15/21	21,340	21,660
United States Treasury Note/Bond	1.750%	4/30/22	2	2
United States Treasury Note/Bond	7.250%	8/15/22	17,525	18,702
United States Treasury Note/Bond	0.125%	9/30/22	291,770	291,861
United States Treasury Note/Bond	1.750%	9/30/22	61,435	62,529
United States Treasury Note/Bond	1.375%	10/15/22	224,943	228,141
United States Treasury Note/Bond	0.125%	10/31/22	297,210	297,256
United States Treasury Note/Bond	1.875%	10/31/22	145,149	148,143
United States Treasury Note/Bond	2.000%	10/31/22	57,966	59,234
United States Treasury Note/Bond	1.625%	11/15/22	385,310	392,294
United States Treasury Note/Bond	0.125%	11/30/22	341,465	341,518
United States Treasury Note/Bond	2.000%	11/30/22	292,660	299,519
United States Treasury Note/Bond	1.625%	12/15/22	258,335	263,340
United States Treasury Note/Bond	0.125%	12/31/22	280,205	280,205
United States Treasury Note/Bond	2.125%	12/31/22	144,640	148,482
United States Treasury Note/Bond	1.500%	1/15/23	146,770	149,522
United States Treasury Note/Bond	0.125%	1/31/23	248,575	248,536
United States Treasury Note/Bond	1.750%	1/31/23	125,960	128,833
United States Treasury Note/Bond	2.375%	1/31/23	34,680	35,780
United States Treasury Note/Bond	1.375%	2/15/23	220,835	224,803
United States Treasury Note/Bond	2.000%	2/15/23	266,005	273,195
United States Treasury Note/Bond	0.125%	2/28/23	215,105	215,038
United States Treasury Note/Bond	1.500%	2/28/23	130,902	133,561
United States Treasury Note/Bond	2.625%	2/28/23	148,900	154,437
United States Treasury Note/Bond	0.500%	3/15/23	225,435	226,668
United States Treasury Note/Bond	0.125%	3/31/23	188,640	188,552
United States Treasury Note/Bond	1.500%	3/31/23	222,025	226,743
United States Treasury Note/Bond	2.500%	3/31/23	205,995	213,623
United States Treasury Note/Bond	0.250%	4/15/23	301,820	302,292
United States Treasury Note/Bond	0.125%	4/30/23	220,215	220,077
United States Treasury Note/Bond	1.625%	4/30/23	47,215	48,366
United States Treasury Note/Bond	2.750%	4/30/23	55,200	57,572
United States Treasury Note/Bond	0.125%	5/15/23	271,505	271,335
United States Treasury Note/Bond	1.750%	5/15/23	155,548	159,753
United States Treasury Note/Bond	0.125%	5/31/23	188,540	188,393
United States Treasury Note/Bond	1.625%	5/31/23	55,495	56,900
United States Treasury Note/Bond	2.750%	5/31/23	91,890	96,025
United States Treasury Note/Bond	0.250%	6/15/23	270,820	271,159
United States Treasury Note/Bond	0.125%	6/30/23	188,810	188,663

Short-Term Treasury Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	1.375%	6/30/23	164,400	167,996
United States Treasury Note/Bond	2.625%	6/30/23	56,910	59,444
United States Treasury Note/Bond	0.125%	7/15/23	289,485	289,168
United States Treasury Note/Bond	0.125%	7/31/23	181,860	181,661
United States Treasury Note/Bond	1.250%	7/31/23	94,747	96,657
United States Treasury Note/Bond	2.750%	7/31/23	66,637	69,886
United States Treasury Note/Bond	0.125%	8/15/23	267,415	267,039
United States Treasury Note/Bond	2.500%	8/15/23	269,720	281,773
United States Treasury Note/Bond	6.250%	8/15/23	10,525	11,758
United States Treasury Note/Bond	0.125%	8/31/23	83,325	83,195
United States Treasury Note/Bond	1.375%	8/31/23	216,070	221,067
United States Treasury Note/Bond	2.750%	8/31/23	66,499	69,866
United States Treasury Note/Bond	0.125%	9/15/23	280,125	279,600
United States Treasury Note/Bond	1.375%	9/30/23	219,725	224,978
United States Treasury Note/Bond	2.875%	9/30/23	86,630	91,381
United States Treasury Note/Bond	0.125%	10/15/23	291,280	290,643
United States Treasury Note/Bond	1.625%	10/31/23	185,205	190,761
United States Treasury Note/Bond	2.875%	10/31/23	217,640	230,018
United States Treasury Note/Bond	0.250%	11/15/23	351,185	351,240
United States Treasury Note/Bond	2.750%	11/15/23	245,590	259,097
United States Treasury Note/Bond	2.125%	11/30/23	74,495	77,615
United States Treasury Note/Bond	2.875%	11/30/23	75,770	80,222
United States Treasury Note/Bond	0.125%	12/15/23	324,375	323,361
United States Treasury Note/Bond	2.250%	12/31/23	46,434	48,567
United States Treasury Note/Bond	2.625%	12/31/23	77,220	81,431
United States Treasury Note/Bond	0.125%	1/15/24	313,225	312,050
United States Treasury Note/Bond	2.250%	1/31/24	160,343	167,934
United States Treasury Note/Bond	2.500%	1/31/24	91,190	96,035
United States Treasury Note/Bond	0.125%	2/15/24	395,205	393,661
United States Treasury Note/Bond	2.750%	2/15/24	300,175	318,232
United States Treasury Note/Bond	2.125%	2/29/24	77,314	80,829
United States Treasury Note/Bond	2.375%	2/29/24	74,195	78,021
United States Treasury Note/Bond	0.250%	3/15/24	261,360	260,952
United States Treasury Note/Bond	2.125%	3/31/24	219,453	229,637
United States Treasury Note/Bond	0.375%	4/15/24	377,815	378,228
United States Treasury Note/Bond	2.000%	4/30/24	55,170	57,610
United States Treasury Note/Bond	2.250%	4/30/24	144,546	151,864
United States Treasury Note/Bond	0.250%	5/15/24	372,355	371,308
United States Treasury Note/Bond	2.500%	5/15/24	257,534	272,503
United States Treasury Note/Bond	2.000%	5/31/24	172,845	180,596
United States Treasury Note/Bond	0.250%	6/15/24	334,685	333,639
United States Treasury Note/Bond	1.750%	6/30/24	129,485	134,543
United States Treasury Note/Bond	2.000%	6/30/24	55,347	57,890
United States Treasury Note/Bond	0.375%	7/15/24	324,915	324,813
United States Treasury Note/Bond	1.750%	7/31/24	62,540	65,032
United States Treasury Note/Bond	2.125%	7/31/24	61,748	64,864
United States Treasury Note/Bond	0.375%	8/15/24	502,745	502,352
United States Treasury Note/Bond	2.375%	8/15/24	178,772	189,219
United States Treasury Note/Bond	1.250%	8/31/24	112,505	115,353
United States Treasury Note/Bond	1.875%	8/31/24	82,905	86,545
United States Treasury Note/Bond	1.500%	9/30/24	123,554	127,647
United States Treasury Note/Bond	2.125%	9/30/24	49,501	52,077
United States Treasury Note/Bond	2.250%	10/31/24	54,050	57,124
Total U.S. Government and Agency Obligations (Cost $16,900,893)				16,921,694

Short-Term Treasury Index Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1]	Vanguard Market Liquidity Fund (Cost $25,593)	0.068%	255,931	25,593
Total Investments (99.9%) (Cost $16,926,486)				16,947,287
Other Assets and Liabilities—Net (0.1%)				14,396
Net Assets (100%)				16,961,683
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Index Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $16,900,893)	16,921,694
Affiliated Issuers (Cost $25,593)	25,593
Total Investments in Securities	16,947,287
Investment in Vanguard	576
Receivables for Investment Securities Sold	900,315
Receivables for Accrued Income	40,100
Receivables for Capital Shares Issued	5,491
Total Assets	17,893,769
Liabilities
Payables for Investment Securities Purchased	919,844
Payables for Capital Shares Redeemed	11,940
Payables for Distributions	193
Payables to Vanguard	109
Total Liabilities	932,086
Net Assets	16,961,683

Short-Term Treasury Index Fund
Statement of Assets and Liabilities (continued)
At August 31, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	16,889,397
Total Distributable Earnings (Loss)	72,286
Net Assets	16,961,683

ETF Shares—Net Assets
Applicable to 217,799,315 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	13,393,857
Net Asset Value Per Share—ETF Shares	$61.50

Admiral Shares—Net Assets
Applicable to 118,475,879 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,429,985
Net Asset Value Per Share—Admiral Shares	$20.51

Institutional Shares—Net Assets
Applicable to 44,158,463 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,137,841
Net Asset Value Per Share—Institutional Shares	$25.77
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Interest[1]	75,506
Total Income	75,506
Expenses
The Vanguard Group—Note B
Investment Advisory Services	345
Management and Administrative—ETF Shares	3,499
Management and Administrative—Admiral Shares	1,614
Management and Administrative—Institutional Shares	541
Marketing and Distribution—ETF Shares	479
Marketing and Distribution—Admiral Shares	118
Marketing and Distribution—Institutional Shares	38
Custodian Fees	23
Auditing Fees	54
Shareholders’ Reports—ETF Shares	130
Shareholders’ Reports—Admiral Shares	13
Shareholders’ Reports—Institutional Shares	8
Trustees’ Fees and Expenses	5
Total Expenses	6,867
Net Investment Income	68,639
Realized Net Gain (Loss) on Investment Securities Sold[1,2]	81,417
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(133,475)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,581
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $20,000, $1,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $11,839,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	68,639	157,906
Realized Net Gain (Loss)	81,417	116,819
Change in Unrealized Appreciation (Depreciation)	(133,475)	45,925
Net Increase (Decrease) in Net Assets Resulting from Operations	16,581	320,650
Distributions
ETF Shares	(110,961)	(112,729)
Admiral Shares	(27,852)	(31,855)
Institutional Shares	(12,476)	(16,661)
Total Distributions	(151,289)	(161,245)
Capital Share Transactions
ETF Shares	4,351,856	3,696,728
Admiral Shares	(291,770)	1,119,921
Institutional Shares	44,764	111,617
Net Increase (Decrease) from Capital Share Transactions	4,104,850	4,928,266
Total Increase (Decrease)	3,970,142	5,087,671
Net Assets
Beginning of Period	12,991,541	7,903,870
End of Period	16,961,683	12,991,541
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$62.13	$61.12	$59.89	$60.86	$61.14
Investment Operations
Net Investment Income[1]	.288	.956	1.430	.965	.614
Net Realized and Unrealized Gain (Loss) on Investments	(.220)	1.115	1.165	(1.062)	(.311)
Total from Investment Operations	.068	2.071	2.595	(.097)	.303
Distributions
Dividends from Net Investment Income	(.325)	(1.061)	(1.365)	(.873)	(.573)
Distributions from Realized Capital Gains	(.373)	—	—	—	(.010)
Total Distributions	(.698)	(1.061)	(1.365)	(.873)	(.583)
Net Asset Value, End of Period	$61.50	$62.13	$61.12	$59.89	$60.86
Total Return	0.11%	3.43%	4.39%	-0.15%	0.50%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,394	$9,140	$5,334	$3,080	$1,832
Ratio of Total Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	0.47%	1.55%	2.37%	1.61%	1.01%
Portfolio Turnover Rate[2]	66%	67%	55%	67%	60%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$20.71	$20.35	$19.95	$20.29	$20.38
Investment Operations
Net Investment Income[1]	.095	.312	.472	.324	.202
Net Realized and Unrealized Gain (Loss) on Investments	(.078)	.375	.384	(.358)	(.096)
Total from Investment Operations	.017	.687	.856	(.034)	.106
Distributions
Dividends from Net Investment Income	(.093)	(.327)	(.456)	(.306)	(.193)
Distributions from Realized Capital Gains	(.124)	—	—	—	(.003)
Total Distributions	(.217)	(.327)	(.456)	(.306)	(.196)
Net Asset Value, End of Period	$20.51	$20.71	$20.35	$19.95	$20.29
Total Return[2]	0.08%	3.41%	4.34%	-0.16%	0.53%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,430	$2,748	$1,596	$929	$507
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	0.46%	1.52%	2.35%	1.61%	1.01%
Portfolio Turnover Rate[3]	66%	67%	55%	67%	60%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$26.02	$25.57	$25.06	$25.49	$25.60
Investment Operations
Net Investment Income[1]	.120	.421	.598	.425	.260
Net Realized and Unrealized Gain (Loss) on Investments	(.092)	.445	.490	(.467)	(.117)
Total from Investment Operations	.028	.866	1.088	(.042)	.143
Distributions
Dividends from Net Investment Income	(.122)	(.416)	(.578)	(.388)	(.249)
Distributions from Realized Capital Gains	(.156)	—	—	—	(.004)
Total Distributions	(.278)	(.416)	(.578)	(.388)	(.253)
Net Asset Value, End of Period	$25.77	$26.02	$25.57	$25.06	$25.49
Total Return	0.11%	3.42%	4.40%	-0.16%	0.56%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,138	$1,104	$974	$508	$208
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	0.47%	1.63%	2.37%	1.63%	1.03%
Portfolio Turnover Rate[2]	66%	67%	55%	67%	60%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Index Fund
Notes to Financial Statements
Vanguard Short-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds

Short-Term Treasury Index Fund
effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are based on the average cost of the securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $576,000, representing less than 0.01% of the fund’s net assets and 0.23% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Short-Term Treasury Index Fund
C.Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	16,921,694	—	16,921,694
Temporary Cash Investments	25,593	—	—	25,593
Total	25,593	16,921,694	—	16,947,287
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	17,143
Total Distributable Earnings (Loss)	(17,143)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the inclusion of

Short-Term Treasury Index Fund
payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	10,506
Undistributed Long-Term Gains	41,470
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	20,503
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	118,534	161,245
Long-Term Capital Gains	32,755	—
Total	151,289	161,245
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	16,926,784
Gross Unrealized Appreciation	28,683
Gross Unrealized Depreciation	(8,180)
Net Unrealized Appreciation (Depreciation)	20,503
E.	During the year ended August 31, 2021, the fund purchased $15,569,720,000 of investment securities and sold $11,439,302,000 of investment securities, other than temporary cash investments. Purchases and sales include $5,913,570,000 and $1,619,097,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $2,896,285,000 and sales were $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

Short-Term Treasury Index Fund
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	5,990,667	97,261	4,979,354	80,688
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,638,811)	(26,575)	(1,282,626)	(20,850)
Net Increase (Decrease)—ETF Shares	4,351,856	70,686	3,696,728	59,838
Admiral Shares
Issued	989,015	48,049	2,327,381	112,804
Issued in Lieu of Cash Distributions	22,569	1,097	24,666	1,202
Redeemed	(1,303,354)	(63,333)	(1,232,126)	(59,776)
Net Increase (Decrease)—Admiral Shares	(291,770)	(14,187)	1,119,921	54,230
Institutional Shares
Issued	632,092	24,453	587,617	22,789
Issued in Lieu of Cash Distributions	10,629	412	14,867	578
Redeemed	(597,957)	(23,156)	(490,867)	(19,004)
Net Increase (Decrease)—Institutional Shares	44,764	1,709	111,617	4,363
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.

Intermediate-Term Treasury Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Treasury Index Fund ETF Shares Net Asset Value	-1.26%	2.47%	2.41%	$12,683
Intermediate-Term Treasury Index Fund ETF Shares Market Price	-1.27	2.46	2.39	12,665
Spliced Bloomberg Barclays U.S.Treasury 3–10 Year Index	-1.29	2.51	2.47	12,769
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	13,728
Spliced Bloomberg U.S. Treasury 3–10 Year Index: Bloomberg U.S. 3–10 Year Government Float Adjusted Index through December 11, 2017; Bloomberg U.S. Treasury 3–10 Year Bond Index thereafter.
See Financial Highlights for dividend and capital gains information.

Intermediate-Term Treasury Index Fund
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Treasury Index Fund Admiral Shares	-1.31%	2.46%	2.39%	$12,670
Spliced Bloomberg Barclays U.S.Treasury 3–10 Year Index	-1.29	2.51	2.47	12,769
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	13,728

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Intermediate-Term Treasury Index Fund Institutional Shares	-1.26%	2.48%	2.42%	$6,353,145
Spliced Bloomberg Barclays U.S.Treasury 3–10 Year Index	-1.29	2.51	2.47	6,384,732
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	6,863,983
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021
	One Year	Five Years	Ten Years
Intermediate-Term Treasury Index Fund ETF Shares Market Price	-1.27%	12.94%	26.65%
Intermediate-Term Treasury Index Fund ETF Shares Net Asset Value	-1.26	12.99	26.83
Spliced Bloomberg Barclays U.S.Treasury 3–10 Year Index	-1.29	13.21	27.69
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Intermediate-Term Treasury Index Fund
Distribution by Stated Maturity
As of August 31, 2021
0 - 2 Years	0.0%
2 - 4 Years	20.9
4 - 6 Years	38.7
6 - 8 Years	26.0
8 - 10 Years	14.4
The table reflects the fund's investments, except for short-term investments.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

Intermediate-Term Treasury Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (99.7%)
U.S. Government Securities (99.7%)
United States Treasury Note/Bond	1.500%	10/31/24	136,514	141,079
United States Treasury Note/Bond	2.250%	11/15/24	192,096	203,142
United States Treasury Note/Bond	7.500%	11/15/24	6,573	8,054
United States Treasury Note/Bond	1.500%	11/30/24	125,290	129,519
United States Treasury Note/Bond	2.125%	11/30/24	76,230	80,315
United States Treasury Note/Bond	1.750%	12/31/24	94,215	98,190
United States Treasury Note/Bond	2.250%	12/31/24	76,990	81,513
United States Treasury Note/Bond	1.375%	1/31/25	127,420	131,183
United States Treasury Note/Bond	2.500%	1/31/25	37,185	39,712
United States Treasury Note/Bond	2.000%	2/15/25	136,463	143,435
United States Treasury Note/Bond	7.625%	2/15/25	3,300	4,105
United States Treasury Note/Bond	1.125%	2/28/25	142,915	145,907
United States Treasury Note/Bond	2.750%	2/28/25	76,658	82,611
United States Treasury Note/Bond	0.500%	3/31/25	112,620	112,479
United States Treasury Note/Bond	2.625%	3/31/25	60,157	64,622
United States Treasury Note/Bond	0.375%	4/30/25	131,425	130,563
United States Treasury Note/Bond	2.875%	4/30/25	24,274	26,322
United States Treasury Note/Bond	2.125%	5/15/25	172,560	182,428
United States Treasury Note/Bond	0.250%	5/31/25	145,635	143,860
United States Treasury Note/Bond	2.875%	5/31/25	56,680	61,516
United States Treasury Note/Bond	0.250%	6/30/25	159,375	157,333
United States Treasury Note/Bond	2.750%	6/30/25	54,225	58,673
United States Treasury Note/Bond	0.250%	7/31/25	83,100	81,957
United States Treasury Note/Bond	2.875%	7/31/25	116,355	126,609
United States Treasury Note/Bond	2.000%	8/15/25	132,905	140,173
United States Treasury Note/Bond	6.875%	8/15/25	23,898	29,738
United States Treasury Note/Bond	0.250%	8/31/25	156,575	154,275
United States Treasury Note/Bond	2.750%	8/31/25	69,445	75,294
United States Treasury Note/Bond	0.250%	9/30/25	108,910	107,208
United States Treasury Note/Bond	3.000%	9/30/25	59,245	64,901
United States Treasury Note/Bond	0.250%	10/31/25	80,809	79,471
United States Treasury Note/Bond	3.000%	10/31/25	74,440	81,663
United States Treasury Note/Bond	2.250%	11/15/25	171,380	182,734
United States Treasury Note/Bond	0.375%	11/30/25	182,555	180,330
United States Treasury Note/Bond	2.875%	11/30/25	72,145	78,841
United States Treasury Note/Bond	0.375%	12/31/25	64,835	63,984
United States Treasury Note/Bond	2.625%	12/31/25	59,920	64,901
United States Treasury Note/Bond	0.375%	1/31/26	96,205	94,852
United States Treasury Note/Bond	2.625%	1/31/26	77,330	83,843

Intermediate-Term Treasury Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Note/Bond	1.625%	2/15/26	183,160	190,572
United States Treasury Note/Bond	0.500%	2/28/26	155,915	154,502
United States Treasury Note/Bond	2.500%	2/28/26	425	459
United States Treasury Note/Bond	0.750%	3/31/26	67,880	67,975
United States Treasury Note/Bond	2.250%	3/31/26	108,025	115,485
United States Treasury Note/Bond	0.750%	4/30/26	102,260	102,356
United States Treasury Note/Bond	2.375%	4/30/26	76,425	82,217
United States Treasury Note/Bond	1.625%	5/15/26	172,895	179,973
United States Treasury Note/Bond	0.750%	5/31/26	118,560	118,597
United States Treasury Note/Bond	2.125%	5/31/26	54,973	58,529
United States Treasury Note/Bond	0.875%	6/30/26	92,710	93,217
United States Treasury Note/Bond	1.875%	6/30/26	66,300	69,822
United States Treasury Note/Bond	0.625%	7/31/26	60,165	59,751
United States Treasury Note/Bond	1.875%	7/31/26	121,485	128,015
United States Treasury Note/Bond	1.500%	8/15/26	196,842	203,762
United States Treasury Note/Bond	6.750%	8/15/26	5,954	7,681
United States Treasury Note/Bond	0.750%	8/31/26	129,405	129,243
United States Treasury Note/Bond	1.375%	8/31/26	21,910	22,554
United States Treasury Note/Bond	1.625%	9/30/26	50,249	52,337
United States Treasury Note/Bond	1.625%	10/31/26	109,820	114,402
United States Treasury Note/Bond	2.000%	11/15/26	200,245	212,447
United States Treasury Note/Bond	6.500%	11/15/26	8,000	10,317
United States Treasury Note/Bond	1.625%	11/30/26	69,290	72,181
United States Treasury Note/Bond	1.750%	12/31/26	48,860	51,211
United States Treasury Note/Bond	1.500%	1/31/27	77,715	80,435
United States Treasury Note/Bond	2.250%	2/15/27	178,442	191,798
United States Treasury Note/Bond	6.625%	2/15/27	3,015	3,943
United States Treasury Note/Bond	1.125%	2/28/27	35,329	35,848
United States Treasury Note/Bond	0.625%	3/31/27	93,820	92,603
United States Treasury Note/Bond	0.500%	4/30/27	100,935	98,790
United States Treasury Note/Bond	2.375%	5/15/27	196,945	213,254
United States Treasury Note/Bond	0.500%	5/31/27	103,895	101,557
United States Treasury Note/Bond	0.500%	6/30/27	100,435	98,097
United States Treasury Note/Bond	0.375%	7/31/27	122,315	118,493
United States Treasury Note/Bond	2.250%	8/15/27	170,184	183,267
United States Treasury Note/Bond	6.375%	8/15/27	3,000	3,951
United States Treasury Note/Bond	0.500%	8/31/27	143,800	140,160
United States Treasury Note/Bond	0.375%	9/30/27	135,340	130,730
United States Treasury Note/Bond	0.500%	10/31/27	96,855	94,161
United States Treasury Note/Bond	2.250%	11/15/27	166,950	179,941
United States Treasury Note/Bond	6.125%	11/15/27	11,800	15,476
United States Treasury Note/Bond	0.625%	11/30/27	141,195	138,173
United States Treasury Note/Bond	0.625%	12/31/27	100,917	98,646
United States Treasury Note/Bond	0.750%	1/31/28	143,990	141,695
United States Treasury Note/Bond	2.750%	2/15/28	115,665	128,370
United States Treasury Note/Bond	1.125%	2/29/28	164,510	165,718
United States Treasury Note/Bond	1.250%	3/31/28	114,610	116,240
United States Treasury Note/Bond	1.250%	4/30/28	115,748	117,340
United States Treasury Note/Bond	2.875%	5/15/28	135,212	151,395
United States Treasury Note/Bond	1.250%	5/31/28	148,105	150,049
United States Treasury Note/Bond	1.250%	6/30/28	111,885	113,266
United States Treasury Note/Bond	1.000%	7/31/28	93,220	92,754
United States Treasury Note/Bond	2.875%	8/15/28	181,113	203,101
United States Treasury Note/Bond	5.500%	8/15/28	24,837	32,257
United States Treasury Note/Bond	1.125%	8/31/28	138,830	139,220

Intermediate-Term Treasury Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	3.125%	11/15/28	184,283	210,313
	United States Treasury Note/Bond	5.250%	11/15/28	27,450	35,402
	United States Treasury Note/Bond	2.625%	2/15/29	187,250	207,438
	United States Treasury Note/Bond	5.250%	2/15/29	33,007	42,775
	United States Treasury Note/Bond	2.375%	5/15/29	184,499	201,277
	United States Treasury Note/Bond	1.625%	8/15/29	168,958	174,951
	United States Treasury Note/Bond	6.125%	8/15/29	17,520	24,191
	United States Treasury Note/Bond	1.750%	11/15/29	140,905	147,290
	United States Treasury Note/Bond	1.500%	2/15/30	172,088	176,175
	United States Treasury Note/Bond	0.625%	5/15/30	249,590	237,072
	United States Treasury Note/Bond	6.250%	5/15/30	5,000	7,095
	United States Treasury Note/Bond	0.625%	8/15/30	286,195	271,125
	United States Treasury Note/Bond	0.875%	11/15/30	292,510	282,729
	United States Treasury Note/Bond	1.125%	2/15/31	304,555	300,510
	United States Treasury Note/Bond	1.625%	5/15/31	260,255	268,307
	United States Treasury Note/Bond	1.250%	8/15/31	110,355	109,786
Total U.S. Government and Agency Obligations (Cost $12,315,996)					12,482,104
				Shares
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[1]	Vanguard Market Liquidity Fund (Cost $43,852)	0.068%		438,521	43,852
Total Investments (100.1%) (Cost $12,359,848)					12,525,956
Other Assets and Liabilities—Net (-0.1%)					(7,837)
Net Assets (100%)					12,518,119
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Index Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $12,315,996)	12,482,104
Affiliated Issuers (Cost $43,852)	43,852
Total Investments in Securities	12,525,956
Investment in Vanguard	416
Receivables for Investment Securities Sold	335,340
Receivables for Accrued Income	36,176
Receivables for Capital Shares Issued	3,230
Total Assets	12,901,118
Liabilities
Due to Custodian	56
Payables for Investment Securities Purchased	378,279
Payables for Capital Shares Redeemed	4,020
Payables for Distributions	521
Payables to Vanguard	123
Total Liabilities	382,999
Net Assets	12,518,119

Intermediate-Term Treasury Index Fund
Statement of Assets and Liabilities (continued)
At August 31, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	12,278,490
Total Distributable Earnings (Loss)	239,629
Net Assets	12,518,119

ETF Shares—Net Assets
Applicable to 119,330,194 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,146,973
Net Asset Value Per Share—ETF Shares	$68.27

Admiral Shares—Net Assets
Applicable to 114,823,256 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,645,889
Net Asset Value Per Share—Admiral Shares	$23.04

Institutional Shares—Net Assets
Applicable to 60,331,903 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,725,257
Net Asset Value Per Share—Institutional Shares	$28.60
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Interest[1]	140,644
Total Income	140,644
Expenses
The Vanguard Group—Note B
Investment Advisory Services	269
Management and Administrative—ETF Shares	2,025
Management and Administrative—Admiral Shares	1,657
Management and Administrative—Institutional Shares	731
Marketing and Distribution—ETF Shares	318
Marketing and Distribution—Admiral Shares	122
Marketing and Distribution—Institutional Shares	52
Custodian Fees	22
Auditing Fees	54
Shareholders’ Reports—ETF Shares	198
Shareholders’ Reports—Admiral Shares	19
Shareholders’ Reports—Institutional Shares	2
Trustees’ Fees and Expenses	4
Total Expenses	5,473
Net Investment Income	135,171
Realized Net Gain (Loss) on Investment Securities Sold[1,2]	147,291
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(417,388)
Net Increase (Decrease) in Net Assets Resulting from Operations	(134,926)
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $14,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $53,230,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	135,171	160,120
Realized Net Gain (Loss)	147,291	166,294
Change in Unrealized Appreciation (Depreciation)	(417,388)	244,806
Net Increase (Decrease) in Net Assets Resulting from Operations	(134,926)	571,220
Distributions
ETF Shares	(132,684)	(96,073)
Admiral Shares	(49,704)	(39,783)
Institutional Shares	(31,298)	(24,641)
Total Distributions	(213,686)	(160,497)
Capital Share Transactions
ETF Shares	1,812,764	1,955,597
Admiral Shares	(8,693)	750,787
Institutional Shares	217,704	305,818
Net Increase (Decrease) from Capital Share Transactions	2,021,775	3,012,202
Total Increase (Decrease)	1,673,163	3,422,925
Net Assets
Beginning of Period	10,844,956	7,422,031
End of Period	12,518,119	10,844,956
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$70.46	$67.26	$62.67	$65.29	$66.54
Investment Operations
Net Investment Income[1]	.809	1.239	1.515	1.250	1.043
Net Realized and Unrealized Gain (Loss) on Investments	(1.692)	3.248	4.552	(2.691)	(1.201)
Total from Investment Operations	(.883)	4.487	6.067	(1.441)	(.158)
Distributions
Dividends from Net Investment Income	(.820)	(1.287)	(1.477)	(1.179)	(1.011)
Distributions from Realized Capital Gains	(.487)	—	—	—	(.081)
Total Distributions	(1.307)	(1.287)	(1.477)	(1.179)	(1.092)
Net Asset Value, End of Period	$68.27	$70.46	$67.26	$62.67	$65.29
Total Return	-1.26%	6.76%	9.84%	-2.21%	-0.21%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,147	$6,547	$4,353	$2,680	$1,329
Ratio of Total Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.18%	1.80%	2.36%	1.97%	1.61%
Portfolio Turnover Rate[2]	33%	28%	29%	31%	32%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$23.78	$22.68	$21.13	$22.03	$22.45
Investment Operations
Net Investment Income[1]	.267	.416	.507	.418	.351
Net Realized and Unrealized Gain (Loss) on Investments	(.577)	1.101	1.540	(.911)	(.400)
Total from Investment Operations	(.310)	1.517	2.047	(.493)	(.049)
Distributions
Dividends from Net Investment Income	(.265)	(.417)	(.497)	(.407)	(.344)
Distributions from Realized Capital Gains	(.165)	—	—	—	(.027)
Total Distributions	(.430)	(.417)	(.497)	(.407)	(.371)
Net Asset Value, End of Period	$23.04	$23.78	$22.68	$21.13	$22.03
Total Return[2]	-1.31%	6.76%	9.83%	-2.24%	-0.19%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,646	$2,740	$1,887	$1,104	$874
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.15%	1.79%	2.34%	1.97%	1.61%
Portfolio Turnover Rate[3]	33%	28%	29%	31%	32%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$29.51	$28.15	$26.23	$27.33	$27.86
Investment Operations
Net Investment Income[1]	.337	.527	.634	.524	.441
Net Realized and Unrealized Gain (Loss) on Investments	(.709)	1.355	1.908	(1.114)	(.507)
Total from Investment Operations	(.372)	1.882	2.542	(.590)	(.066)
Distributions
Dividends from Net Investment Income	(.334)	(.522)	(.622)	(.510)	(.430)
Distributions from Realized Capital Gains	(.204)	—	—	—	(.034)
Total Distributions	(.538)	(.522)	(.622)	(.510)	(.464)
Net Asset Value, End of Period	$28.60	$29.51	$28.15	$26.23	$27.33
Total Return	-1.26%	6.76%	9.83%	-2.16%	-0.21%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,725	$1,558	$1,183	$390	$336
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	1.17%	1.83%	2.36%	1.99%	1.63%
Portfolio Turnover Rate[2]	33%	28%	29%	31%	32%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Index Fund
Notes to Financial Statements
Vanguard Intermediate-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds

Intermediate-Term Treasury Index Fund
effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $416,000, representing less than 0.01% of the fund’s net assets and 0.17% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Intermediate-Term Treasury Index Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	12,482,104	—	12,482,104
Temporary Cash Investments	43,852	—	—	43,852
Total	43,852	12,482,104	—	12,525,956
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	60,130
Total Distributable Earnings (Loss)	(60,130)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the inclusion of payables for distributions; and the deferral of qualified late-year losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	8,366
Undistributed Long-Term Gains	74,298
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(6,040)
Net Unrealized Gains (Losses)	163,526

Intermediate-Term Treasury Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	157,013	160,497
Long-Term Capital Gains	56,673	—
Total	213,686	160,497
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	12,362,430
Gross Unrealized Appreciation	264,066
Gross Unrealized Depreciation	(100,540)
Net Unrealized Appreciation (Depreciation)	163,526
E.	During the year ended August 31, 2021, the fund purchased $6,750,537,000 of investment securities and sold $4,750,333,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,713,996,000 and $925,842,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $0 and sales were $2,896,285,000, resulting in net realized gain (loss) of $98,370,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	2,747,217	39,988	3,000,182	43,309
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(934,453)	(13,575)	(1,044,585)	(15,100)
Net Increase (Decrease)—ETF Shares	1,812,764	26,413	1,955,597	28,209

Intermediate-Term Treasury Index Fund
	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	1,271,727	54,762	1,763,881	75,468
Issued in Lieu of Cash Distributions	42,708	1,834	33,570	1,450
Redeemed	(1,323,128)	(57,010)	(1,046,664)	(44,861)
Net Increase (Decrease)—Admiral Shares	(8,693)	(414)	750,787	32,057
Institutional Shares
Issued	551,440	19,124	637,472	22,246
Issued in Lieu of Cash Distributions	27,778	961	20,929	729
Redeemed	(361,514)	(12,570)	(352,583)	(12,178)
Net Increase (Decrease)—Institutional Shares	217,704	7,515	305,818	10,797
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.

Long-Term Treasury Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Treasury Index Fund ETF Shares Net Asset Value	-6.73%	3.57%	5.61%	$17,260
Long-Term Treasury Index Fund ETF Shares Market Price	-6.77	3.56	5.61	17,256
Spliced Bloomberg U.S. Long Treasury Index	-7.27	3.62	5.66	17,349
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	13,728
Spliced Bloomberg U.S. Long Treasury Index: Bloomberg U.S. Long Government Float Adjusted Index through December 11, 2017; Bloomberg U.S. Long Treasury Bond Index thereafter.
See Financial Highlights for dividend and capital gains information.

Long-Term Treasury Index Fund
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Treasury Index Fund Admiral Shares	-6.78%	3.55%	5.60%	$17,241
Spliced Bloomberg U.S. Long Treasury Index	-7.27	3.62	5.66	17,349
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	13,728

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Long-Term Treasury Index Fund Institutional Shares	-6.77%	3.57%	5.63%	$8,646,349
Spliced Bloomberg U.S. Long Treasury Index	-7.27	3.62	5.66	8,674,364
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	6,863,983
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021
	One Year	Five Years	Ten Years
Long-Term Treasury Index Fund ETF Shares Market Price	-6.77%	19.10%	72.56%
Long-Term Treasury Index Fund ETF Shares Net Asset Value	-6.73	19.17	72.60
Spliced Bloomberg U.S. Long Treasury Index	-7.27	19.46	73.49
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Long-Term Treasury Index Fund
Distribution by Stated Maturity
As of August 31, 2021
5 - 10 Years	0.1%
10 - 15 Years	0.6
15 - 20 Years	24.5
20 - 25 Years	27.1
Over 25 Years	47.7
The table reflects the fund's investments, except for short-term investments.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

Long-Term Treasury Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (99.6%)
U.S. Government Securities (99.6%)
United States Treasury Note/Bond	6.250%	5/15/30	3,047	4,324
United States Treasury Note/Bond	4.500%	2/15/36	28,132	39,314
United States Treasury Note/Bond	4.750%	2/15/37	6,705	9,696
United States Treasury Note/Bond	5.000%	5/15/37	14,261	21,175
United States Treasury Note/Bond	4.375%	2/15/38	14,620	20,539
United States Treasury Note/Bond	4.500%	5/15/38	18,666	26,625
United States Treasury Note/Bond	3.500%	2/15/39	45,330	58,015
United States Treasury Note/Bond	4.250%	5/15/39	29,037	40,625
United States Treasury Note/Bond	4.500%	8/15/39	27,009	38,918
United States Treasury Note/Bond	4.375%	11/15/39	52,529	74,714
United States Treasury Note/Bond	4.625%	2/15/40	45,414	66,631
United States Treasury Note/Bond	1.125%	5/15/40	156,425	139,389
United States Treasury Note/Bond	4.375%	5/15/40	36,087	51,548
United States Treasury Note/Bond	1.125%	8/15/40	180,180	159,994
United States Treasury Note/Bond	3.875%	8/15/40	39,227	52,822
United States Treasury Note/Bond	1.375%	11/15/40	181,878	168,408
United States Treasury Note/Bond	4.250%	11/15/40	35,466	50,057
United States Treasury Note/Bond	1.875%	2/15/41	201,231	202,835
United States Treasury Note/Bond	4.750%	2/15/41	37,244	55,924
United States Treasury Note/Bond	2.250%	5/15/41	150,357	160,905
United States Treasury Note/Bond	4.375%	5/15/41	36,433	52,379
United States Treasury Note/Bond	1.750%	8/15/41	39,180	38,568
United States Treasury Note/Bond	3.750%	8/15/41	44,212	58,850
United States Treasury Note/Bond	3.125%	11/15/41	43,579	53,296
United States Treasury Note/Bond	3.125%	2/15/42	45,134	55,303
United States Treasury Note/Bond	3.000%	5/15/42	45,241	54,360
United States Treasury Note/Bond	2.750%	8/15/42	53,273	61,630
United States Treasury Note/Bond	2.750%	11/15/42	77,677	89,862
United States Treasury Note/Bond	3.125%	2/15/43	64,524	79,053
United States Treasury Note/Bond	2.875%	5/15/43	107,627	127,067
United States Treasury Note/Bond	3.625%	8/15/43	77,464	102,228
United States Treasury Note/Bond	3.750%	11/15/43	79,666	107,188
United States Treasury Note/Bond	3.625%	2/15/44	83,405	110,511
United States Treasury Note/Bond	3.375%	5/15/44	63,948	81,794
United States Treasury Note/Bond	3.125%	8/15/44	93,001	114,639
United States Treasury Note/Bond	3.000%	11/15/44	83,858	101,415
United States Treasury Note/Bond	2.500%	2/15/45	106,773	118,936
United States Treasury Note/Bond	3.000%	5/15/45	69,024	83,734
United States Treasury Note/Bond	2.875%	8/15/45	74,877	89,069

Long-Term Treasury Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	3.000%	11/15/45	33,736	41,042
	United States Treasury Note/Bond	2.500%	2/15/46	87,340	97,548
	United States Treasury Note/Bond	2.500%	5/15/46	18,195	20,336
	United States Treasury Note/Bond	2.250%	8/15/46	114,514	122,243
	United States Treasury Note/Bond	2.875%	11/15/46	74,759	89,418
	United States Treasury Note/Bond	3.000%	2/15/47	92,086	112,690
	United States Treasury Note/Bond	3.000%	5/15/47	78,997	96,821
	United States Treasury Note/Bond	2.750%	8/15/47	48,180	56,521
	United States Treasury Note/Bond	2.750%	11/15/47	109,470	128,507
	United States Treasury Note/Bond	3.000%	2/15/48	114,822	141,033
	United States Treasury Note/Bond	3.125%	5/15/48	127,127	159,783
	United States Treasury Note/Bond	3.000%	8/15/48	130,557	160,707
	United States Treasury Note/Bond	3.375%	11/15/48	136,652	179,719
	United States Treasury Note/Bond	3.000%	2/15/49	143,640	177,328
	United States Treasury Note/Bond	2.875%	5/15/49	146,389	176,879
	United States Treasury Note/Bond	2.250%	8/15/49	151,950	162,753
	United States Treasury Note/Bond	2.375%	11/15/49	154,226	169,745
	United States Treasury Note/Bond	2.000%	2/15/50	179,277	182,247
	United States Treasury Note/Bond	1.250%	5/15/50	184,763	156,760
	United States Treasury Note/Bond	1.375%	8/15/50	227,303	198,961
	United States Treasury Note/Bond	1.625%	11/15/50	226,199	210,612
	United States Treasury Note/Bond	1.875%	2/15/51	211,537	208,992
	United States Treasury Note/Bond	2.375%	5/15/51	166,987	184,442
	United States Treasury Note/Bond	2.000%	8/15/51	67,085	68,291
Total U.S. Government and Agency Obligations (Cost $6,313,730)					6,325,718
				Shares
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[1]	Vanguard Market Liquidity Fund (Cost $37,739)	0.068%		377,383	37,739
Total Investments (100.2%) (Cost $6,351,469)					6,363,457
Other Assets and Liabilities—Net (-0.2%)					(13,131)
Net Assets (100%)					6,350,326
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $6,313,730)	6,325,718
Affiliated Issuers (Cost $37,739)	37,739
Total Investments in Securities	6,363,457
Investment in Vanguard	214
Cash	44
Receivables for Investment Securities Sold	71,091
Receivables for Accrued Income	24,513
Receivables for Capital Shares Issued	3,915
Total Assets	6,463,234
Liabilities
Payables for Investment Securities Purchased	107,009
Payables for Capital Shares Redeemed	4,495
Payables for Distributions	1,298
Payables to Vanguard	106
Total Liabilities	112,908
Net Assets	6,350,326

Long-Term Treasury Index Fund
Statement of Assets and Liabilities (continued)
At August 31, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	6,399,314
Total Distributable Earnings (Loss)	(48,988)
Net Assets	6,350,326

ETF Shares—Net Assets
Applicable to 26,180,783 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,365,860
Net Asset Value Per Share—ETF Shares	$90.37

Admiral Shares—Net Assets
Applicable to 64,129,505 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,946,518
Net Asset Value Per Share—Admiral Shares	$30.35

Institutional Shares—Net Assets
Applicable to 52,899,626 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,037,948
Net Asset Value Per Share—Institutional Shares	$38.52
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Interest[1]	107,923
Total Income	107,923
Expenses
The Vanguard Group—Note B
Investment Advisory Services	136
Management and Administrative—ETF Shares	681
Management and Administrative—Admiral Shares	1,136
Management and Administrative—Institutional Shares	719
Marketing and Distribution—ETF Shares	103
Marketing and Distribution—Admiral Shares	85
Marketing and Distribution—Institutional Shares	49
Custodian Fees	13
Auditing Fees	54
Shareholders’ Reports—ETF Shares	88
Shareholders’ Reports—Admiral Shares	19
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	2
Total Expenses	3,085
Net Investment Income	104,838
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	77,816
Futures Contracts	19
Realized Net Gain (Loss)	77,835
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(562,635)
Net Increase (Decrease) in Net Assets Resulting from Operations	(379,962)
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $8,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $134,931,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	104,838	87,335
Realized Net Gain (Loss)	77,835	304,942
Change in Unrealized Appreciation (Depreciation)	(562,635)	134,898
Net Increase (Decrease) in Net Assets Resulting from Operations	(379,962)	527,175
Distributions
ETF Shares	(47,982)	(36,292)
Admiral Shares	(38,865)	(27,918)
Institutional Shares	(35,145)	(22,455)
Total Distributions	(121,992)	(86,665)
Capital Share Transactions
ETF Shares	441,919	646,509
Admiral Shares	316,183	618,945
Institutional Shares	922,191	77,643
Net Increase (Decrease) from Capital Share Transactions	1,680,293	1,343,097
Total Increase (Decrease)	1,178,339	1,783,607
Net Assets
Beginning of Period	5,171,987	3,388,380
End of Period	6,350,326	5,171,987
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$98.93	$90.17	$74.33	$78.76	$85.64
Investment Operations
Net Investment Income[1]	1.645	1.915	2.115	2.050	2.006
Net Realized and Unrealized Gain (Loss) on Investments	(8.289)	8.772	15.798	(4.469)	(6.905)
Total from Investment Operations	(6.644)	10.687	17.913	(2.419)	(4.899)
Distributions
Dividends from Net Investment Income	(1.625)	(1.927)	(2.073)	(2.011)	(1.981)
Distributions from Realized Capital Gains	(.291)	—	—	—	—
Total Distributions	(1.916)	(1.927)	(2.073)	(2.011)	(1.981)
Net Asset Value, End of Period	$90.37	$98.93	$90.17	$74.33	$78.76
Total Return	-6.73%	12.02%	24.69%	-3.07%	-5.63%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,366	$2,138	$1,282	$676	$549
Ratio of Total Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.81%	2.03%	2.75%	2.73%	2.62%
Portfolio Turnover Rate[2]	22%	29%	16%	19%	19%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$33.24	$30.28	$24.95	$26.44	$28.75
Investment Operations
Net Investment Income[1]	.545	.637	.706	.690	.676
Net Realized and Unrealized Gain (Loss) on Investments	(2.799)	2.955	5.316	(1.501)	(2.319)
Total from Investment Operations	(2.254)	3.592	6.022	(.811)	(1.643)
Distributions
Dividends from Net Investment Income	(.538)	(.632)	(.692)	(.679)	(.667)
Distributions from Realized Capital Gains	(.098)	—	—	—	—
Total Distributions	(.636)	(.632)	(.692)	(.679)	(.667)
Net Asset Value, End of Period	$30.35	$33.24	$30.28	$24.95	$26.44
Total Return[2]	-6.78%	12.00%	24.67%	-3.06%	-5.62%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,947	$1,800	$1,053	$559	$468
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.79%	2.01%	2.73%	2.73%	2.62%
Portfolio Turnover Rate[3]	22%	29%	16%	19%	19%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$42.19	$38.43	$31.66	$33.56	$36.49
Investment Operations
Net Investment Income[1]	.699	.822	.902	.883	.865
Net Realized and Unrealized Gain (Loss) on Investments	(3.554)	3.748	6.753	(1.915)	(2.942)
Total from Investment Operations	(2.855)	4.570	7.655	(1.032)	(2.077)
Distributions
Dividends from Net Investment Income	(.691)	(.810)	(.885)	(.868)	(.853)
Distributions from Realized Capital Gains	(.124)	—	—	—	—
Total Distributions	(.815)	(.810)	(.885)	(.868)	(.853)
Net Asset Value, End of Period	$38.52	$42.19	$38.43	$31.66	$33.56
Total Return	-6.77%	12.03%	24.71%	-3.07%	-5.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,038	$1,234	$1,054	$452	$213
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	1.82%	2.06%	2.75%	2.75%	2.64%
Portfolio Turnover Rate[2]	22%	29%	16%	19%	19%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund
Notes to Financial Statements
Vanguard Long-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2021.

Long-Term Treasury Index Fund
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

Long-Term Treasury Index Fund
expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $214,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	6,325,718	—	6,325,718
Temporary Cash Investments	37,739	—	—	37,739
Total	37,739	6,325,718	—	6,363,457
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These

Long-Term Treasury Index Fund
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	132,894
Total Distributable Earnings (Loss)	(132,894)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the inclusion of payables for distributions; and the deferral of qualified late-year losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	5,095
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(51,145)
Net Unrealized Gains (Losses)	(1,640)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	112,376	86,665
Long-Term Capital Gains	9,616	—
Total	121,992	86,665
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,365,097
Gross Unrealized Appreciation	242,672
Gross Unrealized Depreciation	(244,312)
Net Unrealized Appreciation (Depreciation)	(1,640)

Long-Term Treasury Index Fund
E.	During the year ended August 31, 2021, the fund purchased $4,305,708,000 of investment securities and sold $2,622,598,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,785,949,000 and $1,368,607,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,825,922	19,897	1,915,555	20,470
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,384,003)	(15,325)	(1,269,046)	(13,075)
Net Increase (Decrease)—ETF Shares	441,919	4,572	646,509	7,395
Admiral Shares
Issued	1,358,427	44,281	1,763,454	55,020
Issued in Lieu of Cash Distributions	32,758	1,071	23,977	756
Redeemed	(1,075,002)	(35,381)	(1,168,486)	(36,399)
Net Increase (Decrease)—Admiral Shares	316,183	9,971	618,945	19,377
Institutional Shares
Issued	1,174,115	30,064	389,224	9,567
Issued in Lieu of Cash Distributions	34,906	905	22,432	562
Redeemed	(286,830)	(7,322)	(334,013)	(8,292)
Net Increase (Decrease)—Institutional Shares	922,191	23,647	77,643	1,837
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.

Short-Term Corporate Bond Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Corporate Bond Index Fund ETF Shares Net Asset Value	1.44%	2.96%	2.86%	$13,257
Short-Term Corporate Bond Index Fund ETF Shares Market Price	1.30	2.91	2.80	13,184
Bloomberg U.S. 1–5 Year Corporate Bond Index	1.41	3.08	2.99	13,432
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	13,728
Bloomberg U.S. 1–5 Year Corporate Bond Index: Includes U.S. dollar-denominated, investment-grade securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.
See Financial Highlights for dividend and capital gains information.

Short-Term Corporate Bond Index Fund
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Corporate Bond Index Fund Admiral Shares	1.44%	2.95%	2.86%	$13,251
Bloomberg U.S. 1–5 Year Corporate Bond Index	1.41	3.08	2.99	13,432
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	13,728

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Short-Term Corporate Bond Index Fund Institutional Shares	1.44%	2.96%	2.88%	$6,640,106
Bloomberg U.S. 1–5 Year Corporate Bond Index	1.41	3.08	2.99	6,715,842
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	6,863,983
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021
	One Year	Five Years	Ten Years
Short-Term Corporate Bond Index Fund ETF Shares Market Price	1.30%	15.45%	31.84%
Short-Term Corporate Bond Index Fund ETF Shares Net Asset Value	1.44	15.68	32.57
Bloomberg U.S. 1–5 Year Corporate Bond Index	1.41	16.39	34.32
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Short-Term Corporate Bond Index Fund
Fund Allocation
As of August 31, 2021
Corporate Bonds – Communications	4.6%
Corporate Bonds – Consumer Discretionary	6.5
Corporate Bonds – Consumer Staples	5.2
Corporate Bonds – Energy	7.4
Corporate Bonds – Financials	40.7
Corporate Bonds – Health Care	9.1
Corporate Bonds – Industrials	6.7
Corporate Bonds – Materials	2.0
Corporate Bonds – Real Estate	3.5
Corporate Bonds – Technology	9.2
Corporate Bonds – Utilities	5.0
U.S. Government and Agency Obligations	0.1
The table reflects the fund's investments, except for temporary cash investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

Short-Term Corporate Bond Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (0.0%)
U.S. Government Securities (0.0%)
	United States Treasury Note/Bond (Cost $25,498)	0.750%	8/31/26	25,530	25,498
Corporate Bonds (99.2%)
Communications (4.6%)
	Alphabet Inc.	3.375%	2/25/24	18,328	19,689
	Alphabet Inc.	0.450%	8/15/25	16,252	16,100
	Alphabet Inc.	1.998%	8/15/26	42,653	44,844
	AT&T Inc.	2.625%	12/1/22	21,227	21,717
	AT&T Inc.	4.050%	12/15/23	9,987	10,783
	AT&T Inc.	3.800%	3/1/24	150	161
	AT&T Inc.	0.900%	3/25/24	46,175	46,270
	AT&T Inc.	4.450%	4/1/24	13,831	15,049
	AT&T Inc.	3.950%	1/15/25	16,042	17,659
	AT&T Inc.	3.400%	5/15/25	49,292	53,515
	AT&T Inc.	3.600%	7/15/25	28,620	31,300
	AT&T Inc.	4.125%	2/17/26	42,525	47,622
	AT&T Inc.	1.700%	3/25/26	63,783	64,633
	AT&T Inc.	2.950%	7/15/26	400	431
	Baidu Inc.	2.875%	7/6/22	6,000	6,107
	Baidu Inc.	3.500%	11/28/22	10,648	11,008
	Baidu Inc.	3.875%	9/29/23	19,179	20,333
	Baidu Inc.	4.375%	5/14/24	22,238	24,193
	Baidu Inc.	3.075%	4/7/25	17,829	18,878
	Baidu Inc.	4.125%	6/30/25	6,910	7,617
	Baidu Inc.	1.720%	4/9/26	6,343	6,416
[1]	Bell Telephone Co. of Canada or Bell Canada	0.750%	3/17/24	1,024	1,028
	Booking Holdings Inc.	2.750%	3/15/23	17,544	18,168
	Booking Holdings Inc.	3.650%	3/15/25	9,864	10,735
	Booking Holdings Inc.	3.600%	6/1/26	20,209	22,386
	British Telecommunications plc	4.500%	12/4/23	14,551	15,748
[1]	Charter Communications Operating LLC	4.500%	2/1/24	31,367	34,053
	Charter Communications Operating LLC	4.908%	7/23/25	101,180	114,574
[2]	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	26,542	29,478
	Comcast Corp.	3.600%	3/1/24	24,692	26,578
	Comcast Corp.	3.700%	4/15/24	56,502	61,005
	Comcast Corp.	3.375%	2/15/25	22,905	24,768
	Comcast Corp.	3.100%	4/1/25	24,127	25,935
	Comcast Corp.	3.375%	8/15/25	28,865	31,429
	Comcast Corp.	3.950%	10/15/25	61,313	68,381
	Comcast Corp.	3.150%	3/1/26	39,747	43,207

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Discovery Communications LLC	2.950%	3/20/23	22,136	22,924
	Discovery Communications LLC	3.800%	3/13/24	9,247	9,884
	Discovery Communications LLC	3.900%	11/15/24	17,318	18,769
	Discovery Communications LLC	3.450%	3/15/25	7,897	8,474
	Discovery Communications LLC	3.950%	6/15/25	11,430	12,519
	Discovery Communications LLC	4.900%	3/11/26	14,542	16,587
	Electronic Arts Inc.	4.800%	3/1/26	6,613	7,600
	Expedia Group Inc.	3.600%	12/15/23	11,385	12,072
	Expedia Group Inc.	4.500%	8/15/24	11,003	11,987
	Expedia Group Inc.	5.000%	2/15/26	19,627	22,172
	Fox Corp.	4.030%	1/25/24	29,710	32,007
	Fox Corp.	3.050%	4/7/25	15,267	16,321
	Grupo Televisa SAB	6.625%	3/18/25	7,526	8,872
	Grupo Televisa SAB	4.625%	1/30/26	3,415	3,809
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	4,592	4,977
	Omnicom Group Inc.	3.650%	11/1/24	27,750	30,082
	Omnicom Group Inc.	3.600%	4/15/26	31,000	34,281
	Rogers Communications Inc.	3.000%	3/15/23	9,472	9,777
	Rogers Communications Inc.	4.100%	10/1/23	17,103	18,199
	Rogers Communications Inc.	3.625%	12/15/25	13,798	15,146
	TCI Communications Inc.	7.875%	2/15/26	9,455	12,196
	Tencent Music Entertainment Group	1.375%	9/3/25	6,210	6,136
	Thomson Reuters Corp.	4.300%	11/23/23	11,990	12,868
	Thomson Reuters Corp.	3.350%	5/15/26	11,710	12,781
	Time Warner Entertainment Co. LP	8.375%	3/15/23	22,496	25,155
	T-Mobile USA Inc.	3.500%	4/15/25	76,831	83,068
	T-Mobile USA Inc.	1.500%	2/15/26	18,146	18,294
[1]	TWDC Enterprises 18 Corp.	2.350%	12/1/22	24,466	25,095
[1]	TWDC Enterprises 18 Corp.	3.150%	9/17/25	15,425	16,764
	TWDC Enterprises 18 Corp.	3.000%	2/13/26	21,397	23,162
[1]	TWDC Enterprises 18 Corp.	1.850%	7/30/26	22,000	22,811
	Verizon Communications Inc.	4.150%	3/15/24	1,722	1,864
	Verizon Communications Inc.	0.750%	3/22/24	39,686	39,841
	Verizon Communications Inc.	3.500%	11/1/24	36,879	39,855
	Verizon Communications Inc.	3.376%	2/15/25	57,308	62,083
	Verizon Communications Inc.	0.850%	11/20/25	47,200	46,842
	Verizon Communications Inc.	1.450%	3/20/26	58,600	59,394
	Verizon Communications Inc.	2.625%	8/15/26	48,000	51,085
	ViacomCBS Inc.	3.875%	4/1/24	9,980	10,691
	ViacomCBS Inc.	3.700%	8/15/24	14,241	15,332
	ViacomCBS Inc.	3.500%	1/15/25	17,903	19,252
	ViacomCBS Inc.	4.750%	5/15/25	34,024	38,405
	ViacomCBS Inc.	4.000%	1/15/26	12,922	14,323
	Vodafone Group plc	2.500%	9/26/22	1,285	1,314
	Vodafone Group plc	3.750%	1/16/24	24,316	26,192
	Vodafone Group plc	4.125%	5/30/25	35,761	39,821
	Walt Disney Co.	1.650%	9/1/22	15,359	15,576
	Walt Disney Co.	3.000%	9/15/22	28,234	29,025
	Walt Disney Co.	1.750%	8/30/24	24,794	25,659
	Walt Disney Co.	3.700%	9/15/24	14,656	15,904
	Walt Disney Co.	3.350%	3/24/25	31,218	33,922
	Walt Disney Co.	3.700%	10/15/25	14,583	16,099
	Walt Disney Co.	1.750%	1/13/26	35,429	36,590

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Weibo Corp.	3.500%	7/5/24	17,450	18,271
	WPP Finance 2010	3.750%	9/19/24	18,105	19,682
					2,263,609
Consumer Discretionary (6.5%)
	Alibaba Group Holding Ltd.	2.800%	6/6/23	11,326	11,744
	Alibaba Group Holding Ltd.	3.600%	11/28/24	50,893	54,861
	Amazon.com Inc.	2.500%	11/29/22	31,135	31,830
	Amazon.com Inc.	2.400%	2/22/23	30,726	31,655
	Amazon.com Inc.	0.250%	5/12/23	24,416	24,435
	Amazon.com Inc.	0.400%	6/3/23	19,613	19,660
	Amazon.com Inc.	0.450%	5/12/24	54,351	54,376
	Amazon.com Inc.	2.800%	8/22/24	41,688	44,362
	Amazon.com Inc.	3.800%	12/5/24	21,018	23,050
	Amazon.com Inc.	0.800%	6/3/25	25,086	25,143
	Amazon.com Inc.	5.200%	12/3/25	15,926	18,639
	Amazon.com Inc.	1.000%	5/12/26	60,010	60,312
	American Honda Finance Corp.	1.950%	5/20/22	11,827	11,974
[1]	American Honda Finance Corp.	0.400%	10/21/22	11,117	11,133
[1]	American Honda Finance Corp.	2.600%	11/16/22	14,741	15,150
[1]	American Honda Finance Corp.	2.050%	1/10/23	9,685	9,917
[1]	American Honda Finance Corp.	1.950%	5/10/23	12,820	13,160
[1]	American Honda Finance Corp.	0.875%	7/7/23	48,323	48,741
[1]	American Honda Finance Corp.	3.450%	7/14/23	5,060	5,346
[1]	American Honda Finance Corp.	0.650%	9/8/23	15,242	15,323
[1]	American Honda Finance Corp.	3.625%	10/10/23	15,877	16,931
[1]	American Honda Finance Corp.	3.550%	1/12/24	16,679	17,829
[1]	American Honda Finance Corp.	2.900%	2/16/24	12,187	12,866
[1]	American Honda Finance Corp.	2.400%	6/27/24	15,426	16,172
[1]	American Honda Finance Corp.	0.550%	7/12/24	23,931	23,861
[1]	American Honda Finance Corp.	2.150%	9/10/24	14,903	15,537
[1]	American Honda Finance Corp.	1.200%	7/8/25	8,808	8,890
[1]	American Honda Finance Corp.	1.000%	9/10/25	10,916	10,934
	Aptiv Corp.	4.150%	3/15/24	15,456	16,667
	Aptiv plc	4.250%	1/15/26	13,322	14,993
	AutoNation Inc.	3.500%	11/15/24	11,739	12,605
	AutoNation Inc.	4.500%	10/1/25	7,857	8,773
	AutoZone Inc.	2.875%	1/15/23	10,613	10,898
	AutoZone Inc.	3.125%	7/15/23	10,531	10,989
	AutoZone Inc.	3.125%	4/18/24	8,000	8,490
	AutoZone Inc.	3.250%	4/15/25	4,198	4,514
	AutoZone Inc.	3.625%	4/15/25	12,336	13,433
	AutoZone Inc.	3.125%	4/21/26	8,702	9,439
	Block Financial LLC	5.500%	11/1/22	8,610	8,884
	Block Financial LLC	5.250%	10/1/25	8,235	9,410
	BorgWarner Inc.	3.375%	3/15/25	10,145	10,933
	Brunswick Corp.	0.850%	8/18/24	8,000	8,003
[3]	Daimler Finance North America LLC	0.750%	3/1/24	6,000	6,008
	DR Horton Inc.	4.375%	9/15/22	38	39
	DR Horton Inc.	4.750%	2/15/23	5,480	5,750
	DR Horton Inc.	5.750%	8/15/23	12,095	13,138
	DR Horton Inc.	2.500%	10/15/24	13,996	14,677
	DR Horton Inc.	2.600%	10/15/25	12,708	13,419
	eBay Inc.	2.750%	1/30/23	22,753	23,472
	eBay Inc.	3.450%	8/1/24	15,134	16,249
	eBay Inc.	1.900%	3/11/25	21,927	22,673

Short-Term Corporate Bond Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
eBay Inc.	1.400%	5/10/26	16,824	16,972
Fortune Brands Home & Security Inc.	4.000%	9/21/23	15,469	16,513
Fortune Brands Home & Security Inc.	4.000%	6/15/25	7,957	8,765
General Motors Co.	4.875%	10/2/23	37,663	40,848
General Motors Co.	5.400%	10/2/23	20,459	22,392
General Motors Co.	4.000%	4/1/25	11,492	12,564
General Motors Co.	6.125%	10/1/25	47,086	55,574
General Motors Financial Co. Inc.	3.250%	1/5/23	11,931	12,332
General Motors Financial Co. Inc.	5.200%	3/20/23	41,368	44,190
General Motors Financial Co. Inc.	3.700%	5/9/23	35,176	36,771
General Motors Financial Co. Inc.	4.250%	5/15/23	17,917	18,993
General Motors Financial Co. Inc.	4.150%	6/19/23	28,634	30,300
General Motors Financial Co. Inc.	1.700%	8/18/23	18,064	18,427
General Motors Financial Co. Inc.	5.100%	1/17/24	34,571	37,854
General Motors Financial Co. Inc.	1.050%	3/8/24	10,350	10,417
General Motors Financial Co. Inc.	3.950%	4/13/24	17,667	18,949
General Motors Financial Co. Inc.	3.500%	11/7/24	20,193	21,628
General Motors Financial Co. Inc.	4.000%	1/15/25	23,848	25,929
General Motors Financial Co. Inc.	2.900%	2/26/25	35,490	37,498
General Motors Financial Co. Inc.	4.350%	4/9/25	35,319	38,940
General Motors Financial Co. Inc.	2.750%	6/20/25	24,031	25,262
General Motors Financial Co. Inc.	4.300%	7/13/25	10,878	12,007
General Motors Financial Co. Inc.	1.250%	1/8/26	15,056	14,948
General Motors Financial Co. Inc.	5.250%	3/1/26	25,775	29,667
General Motors Financial Co. Inc.	1.500%	6/10/26	21,850	21,856
Global Payments Inc.	1.200%	3/1/26	14,540	14,454
Harley-Davidson Inc.	3.500%	7/28/25	9,249	9,934
Hasbro Inc.	2.600%	11/19/22	3,324	3,416
Hasbro Inc.	3.000%	11/19/24	13,834	14,699
Home Depot Inc.	2.625%	6/1/22	1	1
Home Depot Inc.	2.700%	4/1/23	28,968	29,916
Home Depot Inc.	3.750%	2/15/24	29,791	31,964
Home Depot Inc.	3.350%	9/15/25	18,855	20,631
Home Depot Inc.	3.000%	4/1/26	27,328	29,698
Hyatt Hotels Corp.	3.375%	7/15/23	8,812	9,158
Hyatt Hotels Corp.	5.375%	4/23/25	7,655	8,549
Hyatt Hotels Corp.	4.850%	3/15/26	9,677	10,789
JD.com Inc.	3.875%	4/29/26	12,575	13,799
Kohl's Corp.	4.250%	7/17/25	1,483	1,622
Las Vegas Sands Corp.	3.200%	8/8/24	38,972	40,567
Las Vegas Sands Corp.	2.900%	6/25/25	9,920	10,241
Las Vegas Sands Corp.	3.500%	8/18/26	20,986	22,023
Leggett & Platt Inc.	3.800%	11/15/24	6,876	7,394
Lennar Corp.	4.125%	1/15/22	10,000	10,042
Lennar Corp.	4.750%	11/15/22	8,667	9,012
Lennar Corp.	4.875%	12/15/23	10,150	10,992
Lennar Corp.	4.500%	4/30/24	13,500	14,667
Lennar Corp.	5.875%	11/15/24	9,086	10,286
Lennar Corp.	4.750%	5/30/25	14,663	16,405
Lennar Corp.	5.250%	6/1/26	2,003	2,319
Lowe's Cos. Inc.	3.800%	11/15/21	1	1
Lowe's Cos. Inc.	3.875%	9/15/23	11,716	12,447
Lowe's Cos. Inc.	3.125%	9/15/24	14,709	15,714
Lowe's Cos. Inc.	4.000%	4/15/25	15,741	17,336
Lowe's Cos. Inc.	3.375%	9/15/25	13,357	14,576

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lowe's Cos. Inc.	2.500%	4/15/26	34,209	36,362
	Magna International Inc.	3.625%	6/15/24	13,929	15,026
	Magna International Inc.	4.150%	10/1/25	12,526	14,015
	Marriott International Inc.	3.250%	9/15/22	9,150	9,319
	Marriott International Inc.	2.125%	10/3/22	8,827	8,948
[1]	Marriott International Inc.	4.150%	12/1/23	6,537	6,977
	Marriott International Inc.	3.600%	4/15/24	10,861	11,585
	Marriott International Inc.	3.750%	3/15/25	8,902	9,569
[1]	Marriott International Inc.	5.750%	5/1/25	26,816	30,809
	Marriott International Inc.	3.750%	10/1/25	5,317	5,758
[1]	Marriott International Inc.	3.125%	6/15/26	15,714	16,781
[1]	McDonald's Corp.	3.350%	4/1/23	27,802	29,032
[1]	McDonald's Corp.	3.250%	6/10/24	6,525	6,986
[1]	McDonald's Corp.	3.375%	5/26/25	21,648	23,441
[1]	McDonald's Corp.	3.300%	7/1/25	19,122	20,732
[1]	McDonald's Corp.	1.450%	9/1/25	8,929	9,105
[1]	McDonald's Corp.	3.700%	1/30/26	33,869	37,501
	Mohawk Industries Inc.	3.850%	2/1/23	12,769	13,272
	NIKE Inc.	2.250%	5/1/23	10,255	10,545
	NIKE Inc.	2.400%	3/27/25	15,993	16,938
	NVR Inc.	3.950%	9/15/22	10,225	10,512
	O'Reilly Automotive Inc.	3.800%	9/1/22	6,332	6,491
	O'Reilly Automotive Inc.	3.850%	6/15/23	5,510	5,793
	O'Reilly Automotive Inc.	3.550%	3/15/26	10,904	12,035
	Owens Corning	4.200%	12/1/24	6,494	7,097
	Owens Corning	3.400%	8/15/26	9,656	10,494
	PulteGroup Inc.	5.500%	3/1/26	10,911	12,757
	PVH Corp.	4.625%	7/10/25	12,027	13,380
	Ralph Lauren Corp.	3.750%	9/15/25	8,904	9,805
	Ross Stores Inc.	4.600%	4/15/25	15,971	17,905
	Ross Stores Inc.	0.875%	4/15/26	10,023	9,860
	Sands China Ltd.	4.600%	8/8/23	27,527	29,108
	Sands China Ltd.	5.125%	8/8/25	41,261	45,908
	Sands China Ltd.	3.800%	1/8/26	12,054	12,802
	Stanley Black & Decker Inc.	3.400%	3/1/26	11,997	13,200
[1]	Stanley Black & Decker Inc.	4.000%	3/15/60	16,484	17,690
	Starbucks Corp.	3.100%	3/1/23	26,116	27,129
	Starbucks Corp.	3.850%	10/1/23	10,117	10,752
	Starbucks Corp.	3.800%	8/15/25	27,231	30,076
	Starbucks Corp.	2.450%	6/15/26	12,842	13,609
	Stellantis NV	5.250%	4/15/23	31,791	34,057
	Tapestry Inc.	4.250%	4/1/25	14,399	15,602
	TJX Cos. Inc.	2.500%	5/15/23	16,047	16,566
	Toyota Motor Corp.	3.419%	7/20/23	16,246	17,203
	Toyota Motor Corp.	0.681%	3/25/24	1,088	1,091
	Toyota Motor Corp.	2.358%	7/2/24	6,305	6,615
	Toyota Motor Corp.	1.339%	3/25/26	23,243	23,546
[1]	Toyota Motor Credit Corp.	1.150%	5/26/22	10,000	10,071
[1]	Toyota Motor Credit Corp.	2.150%	9/8/22	20,794	21,198
[1]	Toyota Motor Credit Corp.	0.350%	10/14/22	24,454	24,493
[1]	Toyota Motor Credit Corp.	2.625%	1/10/23	18,717	19,317
[1]	Toyota Motor Credit Corp.	2.700%	1/11/23	13,785	14,237
[1]	Toyota Motor Credit Corp.	2.900%	3/30/23	25,651	26,698
[1]	Toyota Motor Credit Corp.	0.400%	4/6/23	10,146	10,160
[1]	Toyota Motor Credit Corp.	0.500%	8/14/23	21,620	21,692

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Toyota Motor Credit Corp.	1.350%	8/25/23	40,057	40,828
[1]	Toyota Motor Credit Corp.	3.450%	9/20/23	11,192	11,893
[1]	Toyota Motor Credit Corp.	2.250%	10/18/23	12,861	13,353
	Toyota Motor Credit Corp.	3.350%	1/8/24	10,758	11,466
[1]	Toyota Motor Credit Corp.	0.450%	1/11/24	22,262	22,248
[1]	Toyota Motor Credit Corp.	2.900%	4/17/24	12,327	13,074
[1]	Toyota Motor Credit Corp.	0.500%	6/18/24	12,150	12,125
[1]	Toyota Motor Credit Corp.	2.000%	10/7/24	8,677	9,025
[1]	Toyota Motor Credit Corp.	1.800%	2/13/25	51,598	53,219
[1]	Toyota Motor Credit Corp.	3.000%	4/1/25	24,576	26,366
[1]	Toyota Motor Credit Corp.	3.400%	4/14/25	14,597	15,897
[1]	Toyota Motor Credit Corp.	0.800%	10/16/25	9,901	9,838
[1]	Toyota Motor Credit Corp.	0.800%	1/9/26	15,255	15,092
[1]	Toyota Motor Credit Corp.	1.125%	6/18/26	13,040	13,081
	VF Corp.	2.400%	4/23/25	18,066	18,915
	Whirlpool Corp.	4.700%	6/1/22	4,525	4,668
	Whirlpool Corp.	4.000%	3/1/24	5,825	6,294
	Whirlpool Corp.	3.700%	5/1/25	5,012	5,483
[1]	Yale University	0.873%	4/15/25	10,521	10,603
					3,184,653
Consumer Staples (5.2%)
	Altria Group Inc.	4.000%	1/31/24	23,010	24,885
	Altria Group Inc.	3.800%	2/14/24	15,970	17,136
	Altria Group Inc.	2.350%	5/6/25	11,522	12,014
	Altria Group Inc.	4.400%	2/14/26	30,701	34,702
[1]	Anheuser-Busch Cos. LLC	3.650%	2/1/26	66,342	73,291
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	40,328	44,473
	Archer-Daniels-Midland Co.	2.750%	3/27/25	8,635	9,170
	Archer-Daniels-Midland Co.	2.500%	8/11/26	21,291	22,681
	BAT Capital Corp.	3.222%	8/15/24	49,813	52,867
	BAT Capital Corp.	2.789%	9/6/24	17,143	18,006
	BAT International Finance plc	1.668%	3/25/26	33,113	33,336
	Brown-Forman Corp.	3.500%	4/15/25	4,401	4,804
	Bunge Ltd. Finance Corp.	3.000%	9/25/22	5,875	6,023
	Bunge Ltd. Finance Corp.	4.350%	3/15/24	12,505	13,557
	Bunge Ltd. Finance Corp.	1.630%	8/17/25	12,126	12,321
	Bunge Ltd. Finance Corp.	3.250%	8/15/26	18,890	20,434
	Campbell Soup Co.	3.650%	3/15/23	11,663	12,198
	Campbell Soup Co.	3.950%	3/15/25	20,067	22,035
	Campbell Soup Co.	3.300%	3/19/25	9,861	10,606
	Church & Dwight Co. Inc.	2.875%	10/1/22	5,759	5,913
	Clorox Co.	3.800%	11/15/21	5,664	5,704
	Clorox Co.	3.050%	9/15/22	8,547	8,726
	Clorox Co.	3.500%	12/15/24	8,971	9,716
	Coca-Cola Co.	1.750%	9/6/24	29,479	30,677
	Coca-Cola Consolidated Inc.	3.800%	11/25/25	7,067	7,814
[1]	Colgate-Palmolive Co.	2.250%	11/15/22	10,289	10,538
[1]	Colgate-Palmolive Co.	1.950%	2/1/23	3,160	3,236
[1]	Colgate-Palmolive Co.	2.100%	5/1/23	7,177	7,390
[1]	Colgate-Palmolive Co.	3.250%	3/15/24	7,331	7,849
	Conagra Brands Inc.	3.250%	9/15/22	700	720
	Conagra Brands Inc.	3.200%	1/25/23	5,906	6,091
	Conagra Brands Inc.	0.500%	8/11/23	8,400	8,398
	Conagra Brands Inc.	4.300%	5/1/24	30,096	32,792
	Conagra Brands Inc.	4.600%	11/1/25	24,322	27,471

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Constellation Brands Inc.	3.200%	2/15/23	24,345	25,268
	Constellation Brands Inc.	4.250%	5/1/23	25,736	27,277
	Constellation Brands Inc.	4.750%	11/15/24	9,250	10,350
	Constellation Brands Inc.	4.400%	11/15/25	9,848	11,104
	Constellation Brands Inc.	4.750%	12/1/25	7,765	8,908
	Constellation Brands Inc.	3.700%	12/6/26	10,000	11,107
	Costco Wholesale Corp.	2.750%	5/18/24	29,440	31,158
	Diageo Capital plc	2.625%	4/29/23	24,613	25,412
	Diageo Capital plc	3.500%	9/18/23	12,593	13,366
	Diageo Capital plc	2.125%	10/24/24	12,939	13,522
	Diageo Capital plc	1.375%	9/29/25	22,550	22,908
	Dollar General Corp.	3.250%	4/15/23	32,332	33,577
	Dollar General Corp.	4.150%	11/1/25	5,794	6,470
	Dollar Tree Inc.	3.700%	5/15/23	22,447	23,603
	Dollar Tree Inc.	4.000%	5/15/25	20,982	23,041
	Estee Lauder Cos. Inc.	2.000%	12/1/24	12,381	12,947
	Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	3,180	3,290
	General Mills Inc.	2.600%	10/12/22	13,109	13,407
	General Mills Inc.	3.700%	10/17/23	18,060	19,230
	General Mills Inc.	3.650%	2/15/24	11,732	12,519
	General Mills Inc.	4.000%	4/17/25	13,387	14,786
	Hershey Co.	2.625%	5/1/23	750	774
	Hershey Co.	3.375%	5/15/23	10,125	10,619
	Hershey Co.	2.050%	11/15/24	1,075	1,123
	Hershey Co.	0.900%	6/1/25	7,265	7,289
	Hershey Co.	3.200%	8/21/25	5,377	5,833
	Hershey Co.	2.300%	8/15/26	12,125	12,863
	Hormel Foods Corp.	0.650%	6/3/24	13,800	13,820
	J M Smucker Co.	3.500%	3/15/25	25,301	27,508
	Kellogg Co.	2.650%	12/1/23	11,481	12,036
	Kellogg Co.	3.250%	4/1/26	13,828	15,114
	Keurig Dr Pepper Inc.	4.057%	5/25/23	22,213	23,559
	Keurig Dr Pepper Inc.	3.130%	12/15/23	21,399	22,586
	Keurig Dr Pepper Inc.	0.750%	3/15/24	10,000	10,010
	Keurig Dr Pepper Inc.	4.417%	5/25/25	17,070	19,103
	Keurig Dr Pepper Inc.	3.400%	11/15/25	7,014	7,650
	Kimberly-Clark Corp.	2.400%	6/1/23	6,087	6,309
	Kimberly-Clark Corp.	3.050%	8/15/25	5,890	6,399
	Kimberly-Clark Corp.	2.750%	2/15/26	11,589	12,542
	Kroger Co.	3.850%	8/1/23	15,992	16,898
	Kroger Co.	4.000%	2/1/24	13,620	14,615
	Kroger Co.	3.500%	2/1/26	7,155	7,883
	McCormick & Co. Inc.	3.150%	8/15/24	22,125	23,574
	McCormick & Co. Inc.	0.900%	2/15/26	9,381	9,273
	Mead Johnson Nutrition Co.	4.125%	11/15/25	22,741	25,518
	Molson Coors Beverage Co.	3.000%	7/15/26	43,627	46,887
[3]	Mondelez International Holdings Netherlands BV	2.125%	9/19/22	6,150	6,269
	Mondelez International Inc.	1.500%	5/4/25	21,915	22,320
	PepsiCo Inc.	2.750%	3/1/23	22,761	23,632
	PepsiCo Inc.	0.750%	5/1/23	29,929	30,189
	PepsiCo Inc.	0.400%	10/7/23	8,493	8,521
	PepsiCo Inc.	3.600%	3/1/24	13,740	14,715
	PepsiCo Inc.	2.250%	3/19/25	50,662	53,244
	PepsiCo Inc.	2.750%	4/30/25	20,596	21,992
	PepsiCo Inc.	3.500%	7/17/25	12,023	13,182

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PepsiCo Inc.	2.850%	2/24/26	22,639	24,471
	PepsiCo Inc.	2.375%	10/6/26	10,000	10,704
	Philip Morris International Inc.	2.500%	11/2/22	14,782	15,138
	Philip Morris International Inc.	2.625%	3/6/23	14,736	15,263
	Philip Morris International Inc.	1.125%	5/1/23	21,433	21,714
	Philip Morris International Inc.	2.125%	5/10/23	11,711	12,029
	Philip Morris International Inc.	3.600%	11/15/23	7,960	8,522
	Philip Morris International Inc.	2.875%	5/1/24	17,344	18,348
	Philip Morris International Inc.	3.250%	11/10/24	17,954	19,389
	Philip Morris International Inc.	1.500%	5/1/25	8,412	8,576
	Philip Morris International Inc.	3.375%	8/11/25	14,610	15,886
	Philip Morris International Inc.	2.750%	2/25/26	23,283	24,891
	Philip Morris International Inc.	0.875%	5/1/26	15,795	15,615
	Procter & Gamble Co.	3.100%	8/15/23	29,640	31,273
	Procter & Gamble Co.	0.550%	10/29/25	18,711	18,576
	Procter & Gamble Co.	2.700%	2/2/26	17,448	18,830
	Reynolds American Inc.	4.850%	9/15/23	7,435	8,081
	Reynolds American Inc.	4.450%	6/12/25	58,728	65,115
	Sysco Corp.	3.550%	3/15/25	14,879	16,166
	Sysco Corp.	5.650%	4/1/25	15,354	17,709
	Sysco Corp.	3.750%	10/1/25	14,560	16,015
	Sysco Corp.	3.300%	7/15/26	20,493	22,282
	Target Corp.	3.500%	7/1/24	23,310	25,269
	Target Corp.	2.250%	4/15/25	32,687	34,363
	Target Corp.	2.500%	4/15/26	21,250	22,838
	Tyson Foods Inc.	3.900%	9/28/23	2,552	2,724
	Tyson Foods Inc.	3.950%	8/15/24	21,008	22,794
	Tyson Foods Inc.	4.000%	3/1/26	28,691	32,023
	Unilever Capital Corp.	3.125%	3/22/23	11,790	12,286
	Unilever Capital Corp.	0.375%	9/14/23	16,255	16,283
	Unilever Capital Corp.	3.250%	3/7/24	15,599	16,636
	Unilever Capital Corp.	2.600%	5/5/24	19,881	20,915
	Unilever Capital Corp.	0.626%	8/12/24	4,750	4,755
	Unilever Capital Corp.	3.375%	3/22/25	6,971	7,581
	Unilever Capital Corp.	3.100%	7/30/25	8,569	9,290
	Unilever Capital Corp.	2.000%	7/28/26	21,671	22,676
	Walgreens Boots Alliance Inc.	3.800%	11/18/24	36,405	39,529
	Walgreens Boots Alliance Inc.	3.450%	6/1/26	26,408	28,830
	Walmart Inc.	2.350%	12/15/22	15,980	16,392
	Walmart Inc.	2.550%	4/11/23	30,078	31,043
	Walmart Inc.	3.400%	6/26/23	58,034	61,207
	Walmart Inc.	3.300%	4/22/24	31,475	33,610
	Walmart Inc.	2.850%	7/8/24	47,810	50,908
	Walmart Inc.	2.650%	12/15/24	32,297	34,434
	Walmart Inc.	3.550%	6/26/25	29,520	32,491
	Walmart Inc.	3.050%	7/8/26	21,246	23,266
					2,561,409
Energy (7.4%)
	Baker Hughes a GE Co. LLC	2.773%	12/15/22	36,325	37,409
	Boardwalk Pipelines LP	3.375%	2/1/23	7,460	7,685
	Boardwalk Pipelines LP	4.950%	12/15/24	10,412	11,588
	Boardwalk Pipelines LP	5.950%	6/1/26	14,981	17,684
	BP Capital Markets America Inc.	2.937%	4/6/23	22,325	23,234
[1]	BP Capital Markets America Inc.	2.750%	5/10/23	40,017	41,631
[1]	BP Capital Markets America Inc.	3.216%	11/28/23	13,276	14,031

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	BP Capital Markets America Inc.	3.790%	2/6/24	16,348	17,548
[1]	BP Capital Markets America Inc.	3.224%	4/14/24	21,536	22,884
	BP Capital Markets America Inc.	3.194%	4/6/25	19,654	21,126
	BP Capital Markets America Inc.	3.796%	9/21/25	15,312	16,916
	BP Capital Markets America Inc.	3.410%	2/11/26	22,080	24,160
[1]	BP Capital Markets America Inc.	3.119%	5/4/26	22,887	24,838
	BP Capital Markets plc	2.500%	11/6/22	19,687	20,201
	BP Capital Markets plc	2.750%	5/10/23	2,185	2,272
	BP Capital Markets plc	3.994%	9/26/23	17,089	18,345
	BP Capital Markets plc	3.814%	2/10/24	43,167	46,515
	BP Capital Markets plc	3.535%	11/4/24	11,623	12,599
	BP Capital Markets plc	3.506%	3/17/25	17,318	18,854
	Canadian Natural Resources Ltd.	2.950%	1/15/23	28,401	29,299
	Canadian Natural Resources Ltd.	3.800%	4/15/24	14,518	15,518
	Canadian Natural Resources Ltd.	3.900%	2/1/25	15,625	16,938
	Canadian Natural Resources Ltd.	2.050%	7/15/25	11,480	11,818
	Cenovus Energy Inc.	3.800%	9/15/23	12,403	13,051
	Cenovus Energy Inc.	4.000%	4/15/24	10,530	11,261
	Cenovus Energy Inc.	5.375%	7/15/25	32,517	36,913
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	28,415	32,276
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	47,756	54,275
	Chevron Corp.	2.355%	12/5/22	43,418	44,350
	Chevron Corp.	1.141%	5/11/23	33,805	34,303
	Chevron Corp.	2.566%	5/16/23	11,484	11,874
	Chevron Corp.	3.191%	6/24/23	33,582	35,109
	Chevron Corp.	2.895%	3/3/24	20,467	21,635
	Chevron Corp.	1.554%	5/11/25	53,778	55,182
	Chevron Corp.	3.326%	11/17/25	12,391	13,557
	Chevron Corp.	2.954%	5/16/26	48,051	52,092
	Chevron USA Inc.	0.426%	8/11/23	8,374	8,395
	Chevron USA Inc.	3.900%	11/15/24	13,291	14,560
	Chevron USA Inc.	0.687%	8/12/25	18,835	18,734
	Cimarex Energy Co.	4.375%	6/1/24	15,219	16,471
	Columbia Pipeline Group Inc.	4.500%	6/1/25	19,333	21,648
	ConocoPhillips Co.	2.400%	12/15/22	2,789	2,847
	ConocoPhillips Co.	3.350%	11/15/24	6,969	7,498
	ConocoPhillips Co.	4.950%	3/15/26	31,945	37,024
[3]	Devon Energy Corp.	5.250%	9/15/24	11,570	12,840
	Devon Energy Corp.	5.850%	12/15/25	9,476	11,029
	Diamondback Energy Inc.	0.900%	3/24/23	10,400	10,395
	Diamondback Energy Inc.	2.875%	12/1/24	20,081	21,093
	Diamondback Energy Inc.	4.750%	5/31/25	11,209	12,544
[3]	Eastern Gas Transmission & Storage Inc.	3.600%	12/15/24	3,906	4,208
	Enable Midstream Partners LP	3.900%	5/15/24	10,798	11,483
	Enbridge Energy Partners LP	5.875%	10/15/25	7,688	9,027
	Enbridge Inc.	4.000%	10/1/23	22,552	23,948
	Enbridge Inc.	3.500%	6/10/24	11,449	12,252
	Enbridge Inc.	2.500%	1/15/25	18,123	18,982
	Energy Transfer LP	5.000%	10/1/22	14,200	14,701
	Energy Transfer LP	3.450%	1/15/23	7,983	8,221
	Energy Transfer LP	3.600%	2/1/23	17,136	17,716
[1]	Energy Transfer LP	4.250%	3/15/23	21,105	22,042
[1]	Energy Transfer LP	4.200%	9/15/23	12,605	13,420
	Energy Transfer LP	4.500%	11/1/23	13,010	13,901
[1]	Energy Transfer LP	5.875%	1/15/24	24,652	27,161

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Energy Transfer LP	4.900%	2/1/24	7,343	7,935
	Energy Transfer LP	4.250%	4/1/24	10,731	11,513
	Energy Transfer LP	4.500%	4/15/24	13,278	14,407
	Energy Transfer LP	4.050%	3/15/25	21,378	23,145
	Energy Transfer LP	2.900%	5/15/25	21,264	22,341
	Energy Transfer LP	5.950%	12/1/25	10,953	12,788
	Energy Transfer LP	4.750%	1/15/26	22,084	24,780
	Energy Transfer LP	3.900%	7/15/26	12,571	13,800
	Enterprise Products Operating LLC	3.350%	3/15/23	27,183	28,185
	Enterprise Products Operating LLC	3.900%	2/15/24	15,021	16,088
	Enterprise Products Operating LLC	3.750%	2/15/25	31,193	33,894
	Enterprise Products Operating LLC	3.700%	2/15/26	19,129	21,141
	EOG Resources Inc.	2.625%	3/15/23	20,067	20,673
	EOG Resources Inc.	3.150%	4/1/25	8,032	8,624
	EOG Resources Inc.	4.150%	1/15/26	18,578	20,845
	Exxon Mobil Corp.	2.726%	3/1/23	34,999	36,121
	Exxon Mobil Corp.	1.571%	4/15/23	58,715	59,893
	Exxon Mobil Corp.	3.176%	3/15/24	10,081	10,707
	Exxon Mobil Corp.	2.019%	8/16/24	22,378	23,338
	Exxon Mobil Corp.	2.709%	3/6/25	24,770	26,301
	Exxon Mobil Corp.	2.992%	3/19/25	81,943	87,660
	Exxon Mobil Corp.	3.043%	3/1/26	50,100	54,319
	Exxon Mobil Corp.	2.275%	8/16/26	31,000	32,679
	Halliburton Co.	3.500%	8/1/23	15,737	16,523
	Halliburton Co.	3.800%	11/15/25	18,408	20,270
[1]	Helmerich & Payne Inc.	4.650%	3/15/25	7,350	8,175
	Hess Corp.	3.500%	7/15/24	6,446	6,835
	HollyFrontier Corp.	2.625%	10/1/23	4,641	4,792
	HollyFrontier Corp.	5.875%	4/1/26	24,319	27,944
	Kinder Morgan Energy Partners LP	3.950%	9/1/22	15,199	15,606
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	14,430	14,938
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	15,017	15,772
	Kinder Morgan Energy Partners LP	4.150%	2/1/24	10,169	10,909
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	14,849	16,089
	Kinder Morgan Energy Partners LP	4.250%	9/1/24	15,327	16,723
	Kinder Morgan Inc.	3.150%	1/15/23	19,567	20,254
	Kinder Morgan Inc.	4.300%	6/1/25	33,100	36,673
	Magellan Midstream Partners LP	5.000%	3/1/26	13,312	15,287
	Marathon Oil Corp.	3.850%	6/1/25	21,083	23,291
	Marathon Petroleum Corp.	4.500%	5/1/23	32,397	34,342
	Marathon Petroleum Corp.	4.750%	12/15/23	14,017	15,188
	Marathon Petroleum Corp.	3.625%	9/15/24	12,345	13,271
	Marathon Petroleum Corp.	4.700%	5/1/25	34,256	38,391
	MPLX LP	3.500%	12/1/22	13,111	13,563
	MPLX LP	3.375%	3/15/23	13,135	13,665
	MPLX LP	4.500%	7/15/23	20,405	21,674
	MPLX LP	4.875%	12/1/24	26,137	29,091
	MPLX LP	4.000%	2/15/25	12,840	13,981
	MPLX LP	4.875%	6/1/25	27,638	31,079
	MPLX LP	1.750%	3/1/26	32,726	33,142
	ONEOK Inc.	7.500%	9/1/23	8,890	9,926
	ONEOK Inc.	2.750%	9/1/24	9,990	10,478
	ONEOK Inc.	2.200%	9/15/25	15,641	16,075
	ONEOK Inc.	5.850%	1/15/26	11,639	13,697
	ONEOK Partners LP	3.375%	10/1/22	23,969	24,536

Short-Term Corporate Bond Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
ONEOK Partners LP	5.000%	9/15/23	8,747	9,390
ONEOK Partners LP	4.900%	3/15/25	14,678	16,372
Phillips 66	3.700%	4/6/23	11,009	11,558
Phillips 66	0.900%	2/15/24	6,350	6,352
Phillips 66	3.850%	4/9/25	22,404	24,487
Phillips 66	1.300%	2/15/26	12,386	12,382
Phillips 66 Partners LP	2.450%	12/15/24	6,676	6,946
Phillips 66 Partners LP	3.605%	2/15/25	10,655	11,472
Pioneer Natural Resources Co.	0.550%	5/15/23	6,525	6,522
Pioneer Natural Resources Co.	0.750%	1/15/24	15,500	15,469
Pioneer Natural Resources Co.	1.125%	1/15/26	15,158	15,034
Pioneer Natural Resources Co.	4.450%	1/15/26	21,052	23,652
Plains All American Pipeline LP	2.850%	1/31/23	6,446	6,599
Plains All American Pipeline LP	3.850%	10/15/23	16,470	17,359
Plains All American Pipeline LP	3.600%	11/1/24	18,079	19,273
Plains All American Pipeline LP	4.650%	10/15/25	24,210	26,973
Sabine Pass Liquefaction LLC	5.625%	4/15/23	28,465	30,357
Sabine Pass Liquefaction LLC	5.750%	5/15/24	44,735	49,879
Sabine Pass Liquefaction LLC	5.625%	3/1/25	46,688	53,200
Sabine Pass Liquefaction LLC	5.875%	6/30/26	12,646	14,947
Schlumberger Finance Canada Ltd.	1.400%	9/17/25	10,550	10,701
Schlumberger Investment SA	3.650%	12/1/23	30,284	32,210
Shell International Finance BV	2.250%	1/6/23	22,928	23,535
Shell International Finance BV	3.400%	8/12/23	20,907	22,159
Shell International Finance BV	0.375%	9/15/23	14,491	14,512
Shell International Finance BV	3.500%	11/13/23	14,712	15,686
Shell International Finance BV	2.000%	11/7/24	27,457	28,627
Shell International Finance BV	2.375%	4/6/25	30,326	31,838
Shell International Finance BV	3.250%	5/11/25	58,018	62,920
Shell International Finance BV	2.875%	5/10/26	35,891	38,769
Spectra Energy Partners LP	4.750%	3/15/24	24,429	26,640
Spectra Energy Partners LP	3.500%	3/15/25	5,573	6,000
Suncor Energy Inc.	2.800%	5/15/23	12,031	12,474
Suncor Energy Inc.	3.600%	12/1/24	20,879	22,700
Suncor Energy Inc.	3.100%	5/15/25	11,995	12,792
TC PipeLines LP	4.375%	3/13/25	5,520	6,069
TotalEnergies Capital Canada Ltd.	2.750%	7/15/23	30,544	31,891
TotalEnergies Capital International SA	2.700%	1/25/23	23,871	24,680
TotalEnergies Capital International SA	3.700%	1/15/24	25,333	27,236
TotalEnergies Capital International SA	3.750%	4/10/24	13,121	14,208
TotalEnergies Capital International SA	2.434%	1/10/25	21,366	22,418
TransCanada PipeLines Ltd.	3.750%	10/16/23	16,556	17,553
TransCanada PipeLines Ltd.	4.875%	1/15/26	18,489	21,213
Transcontinental Gas Pipe Line Co. LLC	7.850%	2/1/26	21,315	26,833
Valero Energy Corp.	2.700%	4/15/23	19,173	19,809
Valero Energy Corp.	1.200%	3/15/24	13,711	13,824
Valero Energy Corp.	3.650%	3/15/25	14,244	15,419
Valero Energy Corp.	2.850%	4/15/25	23,241	24,522
Valero Energy Corp.	3.400%	9/15/26	6,000	6,465
Williams Cos. Inc.	3.700%	1/15/23	20,202	20,934
Williams Cos. Inc.	4.500%	11/15/23	12,525	13,459
Williams Cos. Inc.	4.300%	3/4/24	22,274	24,022
Williams Cos. Inc.	4.550%	6/24/24	21,846	23,944

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Williams Cos. Inc.	3.900%	1/15/25	17,747	19,257
	Williams Cos. Inc.	4.000%	9/15/25	20,790	22,947
					3,630,957
Financials (40.4%)
	AerCap Ireland Capital DAC	3.300%	1/23/23	17,130	17,688
	AerCap Ireland Capital DAC	4.125%	7/3/23	18,704	19,741
	AerCap Ireland Capital DAC	4.500%	9/15/23	27,821	29,695
	AerCap Ireland Capital DAC	4.875%	1/16/24	26,432	28,647
	AerCap Ireland Capital DAC	3.150%	2/15/24	17,931	18,746
	AerCap Ireland Capital DAC	2.875%	8/14/24	17,810	18,569
	AerCap Ireland Capital DAC	3.500%	1/15/25	16,777	17,766
	AerCap Ireland Capital DAC	6.500%	7/15/25	32,966	38,508
	AerCap Ireland Capital DAC	4.450%	10/1/25	15,895	17,430
	AerCap Ireland Capital DAC	1.750%	1/30/26	16,658	16,485
	Affiliated Managers Group Inc.	4.250%	2/15/24	5,601	6,081
	Affiliated Managers Group Inc.	3.500%	8/1/25	14,007	15,258
	Aflac Inc.	3.625%	11/15/24	29,932	32,733
	Aflac Inc.	3.250%	3/17/25	11,482	12,426
	Aflac Inc.	1.125%	3/15/26	15,255	15,336
	Air Lease Corp.	2.250%	1/15/23	7,612	7,791
	Air Lease Corp.	2.750%	1/15/23	14,855	15,279
	Air Lease Corp.	3.875%	7/3/23	12,863	13,584
	Air Lease Corp.	3.000%	9/15/23	13,150	13,708
[1]	Air Lease Corp.	4.250%	2/1/24	23,594	25,422
[1]	Air Lease Corp.	0.700%	2/15/24	13,850	13,801
	Air Lease Corp.	0.800%	8/18/24	17,100	17,061
	Air Lease Corp.	4.250%	9/15/24	13,147	14,307
[1]	Air Lease Corp.	2.300%	2/1/25	17,743	18,332
	Air Lease Corp.	3.250%	3/1/25	13,209	14,030
	Air Lease Corp.	3.375%	7/1/25	18,825	20,163
[1]	Air Lease Corp.	2.875%	1/15/26	29,411	30,913
[1]	Air Lease Corp.	3.750%	6/1/26	12,767	13,942
	Air Lease Corp.	1.875%	8/17/26	25,283	25,362
	Aircastle Ltd.	5.000%	4/1/23	11,676	12,427
	Aircastle Ltd.	4.400%	9/25/23	13,839	14,763
	Aircastle Ltd.	4.125%	5/1/24	9,959	10,615
	Aircastle Ltd.	4.250%	6/15/26	14,015	15,412
	Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	7,574	8,276
	Allstate Corp.	3.150%	6/15/23	12,438	13,060
	Allstate Corp.	0.750%	12/15/25	7,507	7,459
[1]	Allstate Corp.	5.750%	8/15/53	20,772	22,527
	Ally Financial Inc.	4.625%	5/19/22	13,006	13,386
	Ally Financial Inc.	3.050%	6/5/23	1,550	1,611
	Ally Financial Inc.	1.450%	10/2/23	32,390	32,882
	Ally Financial Inc.	3.875%	5/21/24	16,560	17,855
	Ally Financial Inc.	5.125%	9/30/24	27,976	31,445
	Ally Financial Inc.	4.625%	3/30/25	18,255	20,384
	Ally Financial Inc.	5.800%	5/1/25	14,391	16,652
	American Express Co.	2.650%	12/2/22	43,109	44,406
	American Express Co.	3.400%	2/27/23	44,805	46,720
	American Express Co.	3.700%	8/3/23	28,524	30,253
	American Express Co.	3.400%	2/22/24	30,392	32,415
	American Express Co.	2.500%	7/30/24	27,720	29,188
	American Express Co.	3.000%	10/30/24	33,008	35,356
	American Express Co.	3.625%	12/5/24	14,704	16,028

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Express Co.	4.200%	11/6/25	11,996	13,612
	American Express Co.	3.125%	5/20/26	24,205	26,421
	American Financial Group Inc.	3.500%	8/15/26	8,300	9,079
	American International Group Inc.	4.125%	2/15/24	28,425	30,790
	American International Group Inc.	2.500%	6/30/25	41,962	44,140
	American International Group Inc.	3.750%	7/10/25	29,050	31,867
	American International Group Inc.	3.900%	4/1/26	27,689	30,771
	Ameriprise Financial Inc.	4.000%	10/15/23	19,244	20,686
	Ameriprise Financial Inc.	3.700%	10/15/24	11,603	12,670
	Ameriprise Financial Inc.	3.000%	4/2/25	14,612	15,598
	Aon Corp.	2.200%	11/15/22	10,649	10,884
	Aon plc	4.000%	11/27/23	5,647	6,031
	Aon plc	3.500%	6/14/24	9,619	10,316
	Aon plc	3.875%	12/15/25	24,432	27,084
	Ares Capital Corp.	3.500%	2/10/23	16,491	17,070
	Ares Capital Corp.	4.200%	6/10/24	16,562	17,809
	Ares Capital Corp.	4.250%	3/1/25	17,071	18,449
	Ares Capital Corp.	3.250%	7/15/25	25,937	27,394
	Ares Capital Corp.	3.875%	1/15/26	25,965	27,958
	Ares Capital Corp.	2.150%	7/15/26	20,489	20,625
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	6,460	7,002
	Assurant Inc.	4.200%	9/27/23	8,290	8,864
	Assured Guaranty US Holdings Inc.	5.000%	7/1/24	10,650	11,893
[1]	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	21,956	22,580
[1]	Australia & New Zealand Banking Group Ltd.	2.050%	11/21/22	20,306	20,753
[1]	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	13,469	15,055
	Bain Capital Specialty Finance Inc.	2.950%	3/10/26	7,295	7,503
	Banco Bilbao Vizcaya Argentaria SA	0.875%	9/18/23	25,920	26,047
	Banco Bilbao Vizcaya Argentaria SA	1.125%	9/18/25	17,423	17,335
	Banco Santander SA	3.125%	2/23/23	24,518	25,450
	Banco Santander SA	3.848%	4/12/23	29,376	30,929
	Banco Santander SA	2.706%	6/27/24	34,540	36,495
	Banco Santander SA	0.701%	6/30/24	8,389	8,413
	Banco Santander SA	2.746%	5/28/25	37,519	39,555
	Banco Santander SA	5.179%	11/19/25	28,052	32,048
	Banco Santander SA	1.849%	3/25/26	23,314	23,685
[1]	BancorpSouth Bank	4.125%	11/20/29	1,275	1,344
[1]	Bank of America Corp.	2.503%	10/21/22	6,861	6,882
[1]	Bank of America Corp.	3.300%	1/11/23	60,528	63,039
	Bank of America Corp.	4.100%	7/24/23	41,270	44,174
[1]	Bank of America Corp.	3.004%	12/20/23	163,026	168,303
[1]	Bank of America Corp.	4.125%	1/22/24	64,835	70,339
[1]	Bank of America Corp.	3.550%	3/5/24	79,840	83,411
[1]	Bank of America Corp.	4.000%	4/1/24	28,687	31,186
[1]	Bank of America Corp.	1.486%	5/19/24	23,373	23,757
[1]	Bank of America Corp.	0.523%	6/14/24	10,959	10,951
[1]	Bank of America Corp.	3.864%	7/23/24	53,025	56,205
[1]	Bank of America Corp.	4.200%	8/26/24	50,609	55,499
[1]	Bank of America Corp.	0.810%	10/24/24	46,380	46,555
[1]	Bank of America Corp.	4.000%	1/22/25	72,121	78,915
[1]	Bank of America Corp.	3.458%	3/15/25	64,125	68,468
[1]	Bank of America Corp.	3.950%	4/21/25	60,891	66,694
	Bank of America Corp.	0.976%	4/22/25	47,870	48,151
[1]	Bank of America Corp.	3.875%	8/1/25	15,287	16,972
[1]	Bank of America Corp.	0.981%	9/25/25	52,973	53,145

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Bank of America Corp.	3.093%	10/1/25	57,598	61,333
[1]	Bank of America Corp.	2.456%	10/22/25	43,522	45,586
[1]	Bank of America Corp.	3.366%	1/23/26	46,046	49,462
[1]	Bank of America Corp.	2.015%	2/13/26	41,485	42,698
[1]	Bank of America Corp.	4.450%	3/3/26	53,490	60,333
[1]	Bank of America Corp.	3.500%	4/19/26	83,593	92,044
[1]	Bank of America Corp.	1.319%	6/19/26	76,872	77,119
[1]	Bank of America Corp.	1.197%	10/24/26	62,068	61,802
[1]	Bank of America Corp.	1.658%	3/11/27	69,000	69,763
[1]	Bank of America Corp.	3.559%	4/23/27	35,861	39,329
	Bank of America Corp.	1.734%	7/22/27	114,397	115,934
[1]	Bank of Montreal	2.350%	9/11/22	18,689	19,100
[1]	Bank of Montreal	2.050%	11/1/22	14,397	14,698
[1]	Bank of Montreal	2.550%	11/6/22	14,992	15,367
	Bank of Montreal	0.450%	12/8/23	23,857	23,875
[1]	Bank of Montreal	3.300%	2/5/24	49,003	52,273
[1]	Bank of Montreal	2.500%	6/28/24	12,423	13,076
[1]	Bank of Montreal	1.850%	5/1/25	39,401	40,721
[1]	Bank of Montreal	0.949%	1/22/27	25,391	25,128
[1]	Bank of Montreal	4.338%	10/5/28	6,735	7,201
[1]	Bank of New York Mellon Corp.	1.850%	1/27/23	14,711	15,031
[1]	Bank of New York Mellon Corp.	2.950%	1/29/23	17,576	18,204
[1]	Bank of New York Mellon Corp.	3.500%	4/28/23	17,511	18,442
[1]	Bank of New York Mellon Corp.	2.661%	5/16/23	17,557	17,851
[1]	Bank of New York Mellon Corp.	3.450%	8/11/23	21,104	22,388
[1]	Bank of New York Mellon Corp.	2.200%	8/16/23	27,628	28,574
[1]	Bank of New York Mellon Corp.	0.350%	12/7/23	22,200	22,203
[1]	Bank of New York Mellon Corp.	3.650%	2/4/24	11,279	12,112
[1]	Bank of New York Mellon Corp.	0.500%	4/26/24	9,700	9,692
	Bank of New York Mellon Corp.	3.400%	5/15/24	11,299	12,130
[1]	Bank of New York Mellon Corp.	3.250%	9/11/24	8,798	9,468
[1]	Bank of New York Mellon Corp.	2.100%	10/24/24	14,565	15,246
[1]	Bank of New York Mellon Corp.	3.000%	2/24/25	16,330	17,553
[1]	Bank of New York Mellon Corp.	1.600%	4/24/25	23,445	24,087
[1]	Bank of New York Mellon Corp.	3.950%	11/18/25	7,145	8,005
[1]	Bank of New York Mellon Corp.	0.750%	1/28/26	5,531	5,494
[1]	Bank of New York Mellon Corp.	2.800%	5/4/26	18,500	19,933
[1]	Bank of New York Mellon Corp.	2.450%	8/17/26	13,130	13,950
[1]	Bank of Nova Scotia	2.450%	9/19/22	14,936	15,287
	Bank of Nova Scotia	2.000%	11/15/22	35,801	36,555
	Bank of Nova Scotia	2.375%	1/18/23	9,281	9,549
	Bank of Nova Scotia	1.950%	2/1/23	25,819	26,421
	Bank of Nova Scotia	1.625%	5/1/23	37,907	38,745
	Bank of Nova Scotia	0.550%	9/15/23	15,026	15,070
	Bank of Nova Scotia	3.400%	2/11/24	19,484	20,796
	Bank of Nova Scotia	0.700%	4/15/24	8,469	8,487
	Bank of Nova Scotia	0.650%	7/31/24	15,390	15,402
	Bank of Nova Scotia	2.200%	2/3/25	23,434	24,477
	Bank of Nova Scotia	1.300%	6/11/25	33,429	33,823
	Bank of Nova Scotia	4.500%	12/16/25	21,774	24,676
	Bank of Nova Scotia	1.050%	3/2/26	23,217	23,092
	Bank of Nova Scotia	1.350%	6/24/26	21,875	22,045
	Bank of Nova Scotia	2.700%	8/3/26	28,685	30,674
[1]	Bank of Nova Scotia	4.650%	4/12/70	4,050	4,097
	BankUnited Inc.	4.875%	11/17/25	9,267	10,545

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Barclays Bank plc	3.750%	5/15/24	5,268	5,713
	Barclays plc	3.684%	1/10/23	32,125	32,501
[1]	Barclays plc	4.338%	5/16/24	47,338	50,235
	Barclays plc	4.375%	9/11/24	19,431	21,210
	Barclays plc	1.007%	12/10/24	18,981	19,069
	Barclays plc	3.650%	3/16/25	46,649	50,567
[1]	Barclays plc	3.932%	5/7/25	44,288	47,717
	Barclays plc	4.375%	1/12/26	62,936	70,805
[1]	Barclays plc	2.852%	5/7/26	53,985	57,101
	Barclays plc	5.200%	5/12/26	20,283	23,334
	BBVA USA	2.500%	8/27/24	14,155	14,904
[1]	BBVA USA	3.875%	4/10/25	14,082	15,517
	Berkshire Hathaway Inc.	3.000%	2/11/23	7,429	7,722
	Berkshire Hathaway Inc.	2.750%	3/15/23	49,711	51,405
	Berkshire Hathaway Inc.	3.125%	3/15/26	53,220	58,232
	BGC Partners Inc.	5.375%	7/24/23	10,099	10,878
	BGC Partners Inc.	3.750%	10/1/24	6,158	6,549
	BlackRock Inc.	3.500%	3/18/24	23,881	25,748
	Blackstone Secured Lending Fund	3.650%	7/14/23	5,162	5,389
	Blackstone Secured Lending Fund	3.625%	1/15/26	16,644	17,711
[1]	BNP Paribas SA	3.250%	3/3/23	18,974	19,844
[1]	BNP Paribas SA	4.250%	10/15/24	22,650	24,859
[3]	BNP Paribas SA	2.819%	11/19/25	1,800	1,891
[3]	BPCE SA	3.000%	5/22/22	4,300	4,384
	BPCE SA	4.000%	4/15/24	31,973	34,837
	Brookfield Asset Management Inc.	4.000%	1/15/25	8,198	8,973
	Brookfield Finance Inc.	4.000%	4/1/24	19,509	21,046
	Brookfield Finance Inc.	4.250%	6/2/26	8,097	9,133
	Brown & Brown Inc.	4.200%	9/15/24	11,089	12,124
[3]	Business Development Corp. of America	3.250%	3/30/26	7,763	7,905
	Canadian Imperial Bank of Commerce	0.450%	6/22/23	21,226	21,226
	Canadian Imperial Bank of Commerce	0.950%	6/23/23	19,699	19,881
[1]	Canadian Imperial Bank of Commerce	3.500%	9/13/23	29,223	31,077
	Canadian Imperial Bank of Commerce	0.500%	12/14/23	18,795	18,776
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	13,209	14,029
	Canadian Imperial Bank of Commerce	2.250%	1/28/25	20,689	21,611
	Canadian Imperial Bank of Commerce	0.950%	10/23/25	8,584	8,570
	Canadian Imperial Bank of Commerce	1.250%	6/22/26	26,056	26,046
	Capital One Bank USA NA	3.375%	2/15/23	37,348	38,914
[1]	Capital One Bank USA NA	2.280%	1/28/26	1,150	1,195
	Capital One Financial Corp.	3.200%	1/30/23	19,498	20,229
	Capital One Financial Corp.	2.600%	5/11/23	40,275	41,702
	Capital One Financial Corp.	3.500%	6/15/23	33,777	35,587
	Capital One Financial Corp.	3.900%	1/29/24	25,151	27,007
	Capital One Financial Corp.	3.750%	4/24/24	17,560	18,898
	Capital One Financial Corp.	3.300%	10/30/24	24,818	26,679
	Capital One Financial Corp.	3.200%	2/5/25	37,655	40,493
	Capital One Financial Corp.	4.250%	4/30/25	8,903	9,922
	Capital One Financial Corp.	4.200%	10/29/25	30,075	33,533
	Capital One Financial Corp.	3.750%	7/28/26	34,442	38,079
[1]	Capital One NA	2.150%	9/6/22	6,923	7,041
	Charles Schwab Corp.	3.225%	9/1/22	1,500	1,543
	Charles Schwab Corp.	2.650%	1/25/23	22,711	23,415
	Charles Schwab Corp.	3.550%	2/1/24	11,002	11,804
	Charles Schwab Corp.	0.750%	3/18/24	36,074	36,307

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Charles Schwab Corp.	3.000%	3/10/25	11,833	12,679
	Charles Schwab Corp.	4.200%	3/24/25	8,600	9,588
	Charles Schwab Corp.	3.850%	5/21/25	18,884	20,844
	Charles Schwab Corp.	3.450%	2/13/26	8,828	9,739
	Charles Schwab Corp.	0.900%	3/11/26	21,828	21,751
	Charles Schwab Corp.	1.150%	5/13/26	27,838	28,019
	Chubb INA Holdings Inc.	2.875%	11/3/22	26,035	26,726
	Chubb INA Holdings Inc.	2.700%	3/13/23	14,425	14,952
	Chubb INA Holdings Inc.	3.350%	5/15/24	19,097	20,515
	Chubb INA Holdings Inc.	3.150%	3/15/25	19,556	21,128
	Chubb INA Holdings Inc.	3.350%	5/3/26	30,013	33,001
[1]	CIT Bank NA	2.969%	9/27/25	5,262	5,553
[1]	Citibank NA	3.650%	1/23/24	42,736	45,799
	Citigroup Inc.	2.700%	10/27/22	28,880	29,632
	Citigroup Inc.	3.375%	3/1/23	9,251	9,670
	Citigroup Inc.	3.500%	5/15/23	26,895	28,248
	Citigroup Inc.	3.875%	10/25/23	19,822	21,306
[1]	Citigroup Inc.	1.678%	5/15/24	24,103	24,602
[1]	Citigroup Inc.	4.044%	6/1/24	26,928	28,569
	Citigroup Inc.	3.750%	6/16/24	19,081	20,696
	Citigroup Inc.	4.000%	8/5/24	12,029	13,078
	Citigroup Inc.	0.776%	10/30/24	43,476	43,613
	Citigroup Inc.	3.875%	3/26/25	30,652	33,533
[1]	Citigroup Inc.	3.352%	4/24/25	72,374	77,147
	Citigroup Inc.	3.300%	4/27/25	27,686	30,030
	Citigroup Inc.	0.981%	5/1/25	11,590	11,643
	Citigroup Inc.	4.400%	6/10/25	51,493	57,330
	Citigroup Inc.	5.500%	9/13/25	30,341	35,252
	Citigroup Inc.	3.700%	1/12/26	43,166	47,705
	Citigroup Inc.	4.600%	3/9/26	34,865	39,732
[1]	Citigroup Inc.	3.106%	4/8/26	89,866	96,092
	Citigroup Inc.	3.400%	5/1/26	55,876	61,233
	Citigroup Inc.	1.122%	1/28/27	51,360	50,955
	Citigroup Inc.	1.462%	6/9/27	20,225	20,258
[1]	Citizens Bank NA	3.700%	3/29/23	23,684	24,824
[1]	Citizens Bank NA	2.250%	4/28/25	9,764	10,210
[1]	Citizens Bank NA	3.750%	2/18/26	13,614	15,087
	Citizens Financial Group Inc.	4.300%	12/3/25	2,010	2,241
	Citizens Financial Group Inc.	2.850%	7/27/26	11,948	12,779
	Citizens Financial Group Inc.	4.300%	2/11/31	3,691	4,055
	CME Group Inc.	3.000%	9/15/22	16,177	16,633
	CME Group Inc.	3.000%	3/15/25	16,354	17,522
	CNA Financial Corp.	3.950%	5/15/24	11,754	12,678
	CNA Financial Corp.	4.500%	3/1/26	9,242	10,476
	CNO Financial Group Inc.	5.250%	5/30/25	14,275	16,158
[1]	Comerica Bank	2.500%	7/23/24	9,890	10,407
[1]	Comerica Bank	4.000%	7/27/25	4,817	5,320
	Comerica Inc.	3.700%	7/31/23	22,277	23,607
	Cooperatieve Rabobank UA	3.950%	11/9/22	23,348	24,315
	Cooperatieve Rabobank UA	2.750%	1/10/23	27,363	28,284
	Cooperatieve Rabobank UA	4.625%	12/1/23	37,556	40,853
	Cooperatieve Rabobank UA	0.375%	1/12/24	18,900	18,869
[1]	Cooperatieve Rabobank UA	3.375%	5/21/25	31,265	34,183
	Cooperatieve Rabobank UA	4.375%	8/4/25	27,079	30,243
[1]	Cooperatieve Rabobank UA	3.750%	7/21/26	32,544	36,033

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Credit Suisse AG	1.000%	5/5/23	42,786	43,218
[1]	Credit Suisse AG	0.520%	8/9/23	10,000	10,021
	Credit Suisse AG	0.495%	2/2/24	22,750	22,720
[1]	Credit Suisse AG	3.625%	9/9/24	80,754	87,486
	Credit Suisse AG	2.950%	4/9/25	46,398	49,556
	Credit Suisse AG	1.250%	8/7/26	32,100	31,933
	Credit Suisse Group AG	3.800%	6/9/23	31,860	33,603
	Credit Suisse Group AG	3.750%	3/26/25	45,227	49,073
	Credit Suisse Group AG	4.550%	4/17/26	43,399	49,186
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	39,217	40,604
[1]	Deutsche Bank AG	3.300%	11/16/22	18,968	19,596
	Deutsche Bank AG	3.950%	2/27/23	27,177	28,475
	Deutsche Bank AG	0.898%	5/28/24	6,415	6,419
[1]	Deutsche Bank AG	3.700%	5/30/24	40,436	43,277
[1]	Deutsche Bank AG	2.222%	9/18/24	53,898	55,303
	Deutsche Bank AG	1.447%	4/1/25	2,749	2,770
[1]	Deutsche Bank AG	3.961%	11/26/25	23,101	25,078
[1]	Deutsche Bank AG	4.100%	1/13/26	22,018	24,168
	Deutsche Bank AG	1.686%	3/19/26	19,805	20,061
	Deutsche Bank AG	2.129%	11/24/26	43,330	44,251
[1]	Discover Bank	3.350%	2/6/23	25,701	26,711
[1]	Discover Bank	4.200%	8/8/23	20,095	21,521
	Discover Bank	2.450%	9/12/24	18,879	19,726
[1]	Discover Bank	4.250%	3/13/26	1,818	2,046
[1]	Discover Bank	3.450%	7/27/26	24,746	27,007
[1]	Discover Bank	4.682%	8/9/28	10,433	11,079
	Discover Financial Services	3.850%	11/21/22	26,776	27,887
	Discover Financial Services	3.950%	11/6/24	9,596	10,448
	Discover Financial Services	3.750%	3/4/25	10,018	10,881
	Discover Financial Services	4.500%	1/30/26	19,805	22,371
	Eaton Vance Corp.	3.625%	6/15/23	7,145	7,534
	Equitable Holdings Inc.	3.900%	4/20/23	11,010	11,593
	Fidelity National Financial Inc.	5.500%	9/1/22	7,976	8,369
	Fifth Third Bancorp	1.625%	5/5/23	13,911	14,184
	Fifth Third Bancorp	4.300%	1/16/24	15,453	16,690
	Fifth Third Bancorp	3.650%	1/25/24	49,530	52,979
	Fifth Third Bancorp	2.375%	1/28/25	15,239	15,943
[1]	Fifth Third Bank NA	1.800%	1/30/23	16,798	17,149
[1]	Fifth Third Bank NA	3.950%	7/28/25	12,172	13,612
[1]	Fifth Third Bank NA	3.850%	3/15/26	11,394	12,673
	First American Financial Corp.	4.600%	11/15/24	4,987	5,508
	First Horizon Corp.	3.550%	5/26/23	6,644	6,959
	First Horizon Corp.	4.000%	5/26/25	10,629	11,679
[1]	First Republic Bank	1.912%	2/12/24	11,812	12,046
	FNB Corp.	2.200%	2/24/23	4,517	4,589
	Franklin Resources Inc.	2.800%	9/15/22	7,233	7,420
	Franklin Resources Inc.	2.850%	3/30/25	9,757	10,432
	FS KKR Capital Corp.	4.625%	7/15/24	10,906	11,755
	FS KKR Capital Corp.	4.125%	2/1/25	10,525	11,201
	FS KKR Capital Corp.	3.400%	1/15/26	22,237	23,227
	GATX Corp.	3.900%	3/30/23	1,775	1,863
	GATX Corp.	4.350%	2/15/24	5,933	6,422
	GATX Corp.	3.250%	3/30/25	4,106	4,386
	GE Capital Funding LLC	3.450%	5/15/25	29,778	32,267
	GE Capital International Funding Co. Unlimited Co.	3.373%	11/15/25	41,822	45,721

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Global Payments Inc.	3.750%	6/1/23	12,501	13,092
	Global Payments Inc.	4.000%	6/1/23	16,535	17,469
	Global Payments Inc.	2.650%	2/15/25	29,602	31,118
	Global Payments Inc.	4.800%	4/1/26	12,229	13,990
	Globe Life Inc.	3.800%	9/15/22	3,670	3,798
	Goldman Sachs BDC Inc.	3.750%	2/10/25	8,662	9,252
	Goldman Sachs BDC Inc.	2.875%	1/15/26	10,975	11,360
	Goldman Sachs Group Inc.	3.625%	1/22/23	36,958	38,650
[1]	Goldman Sachs Group Inc.	0.481%	1/27/23	52,454	52,470
	Goldman Sachs Group Inc.	3.200%	2/23/23	38,532	40,037
	Goldman Sachs Group Inc.	0.523%	3/8/23	24,574	24,593
[1]	Goldman Sachs Group Inc.	0.627%	11/17/23	48,432	48,500
	Goldman Sachs Group Inc.	3.625%	2/20/24	44,681	47,814
	Goldman Sachs Group Inc.	4.000%	3/3/24	58,486	63,326
	Goldman Sachs Group Inc.	0.673%	3/8/24	38,459	38,521
[1]	Goldman Sachs Group Inc.	3.850%	7/8/24	26,878	29,053
[1]	Goldman Sachs Group Inc.	0.657%	9/10/24	56,399	56,354
	Goldman Sachs Group Inc.	3.500%	1/23/25	47,373	51,041
	Goldman Sachs Group Inc.	3.500%	4/1/25	93,326	101,013
	Goldman Sachs Group Inc.	3.750%	5/22/25	30,627	33,393
[1]	Goldman Sachs Group Inc.	3.272%	9/29/25	35,577	38,113
	Goldman Sachs Group Inc.	4.250%	10/21/25	55,058	61,437
	Goldman Sachs Group Inc.	0.855%	2/12/26	6,095	6,059
	Goldman Sachs Group Inc.	3.750%	2/25/26	36,769	40,638
[1]	Goldman Sachs Group Inc.	1.093%	12/9/26	72,850	72,316
	Goldman Sachs Group Inc.	1.431%	3/9/27	54,140	54,259
	Golub Capital BDC Inc.	3.375%	4/15/24	8,705	9,119
	Golub Capital BDC Inc.	2.500%	8/24/26	7,822	7,957
	Hanover Insurance Group Inc.	4.500%	4/15/26	7,579	8,576
	HSBC Holdings plc	3.600%	5/25/23	40,475	42,692
[1]	HSBC Holdings plc	3.033%	11/22/23	26,107	26,952
	HSBC Holdings plc	4.250%	3/14/24	46,474	50,116
[1]	HSBC Holdings plc	3.950%	5/18/24	50,395	53,274
	HSBC Holdings plc	0.732%	8/17/24	17,000	17,027
[1]	HSBC Holdings plc	3.803%	3/11/25	64,581	69,215
	HSBC Holdings plc	0.976%	5/24/25	36,475	36,504
	HSBC Holdings plc	4.250%	8/18/25	23,881	26,401
[1]	HSBC Holdings plc	2.633%	11/7/25	30,727	32,151
	HSBC Holdings plc	4.300%	3/8/26	54,872	61,829
[1]	HSBC Holdings plc	1.645%	4/18/26	42,076	42,601
	HSBC Holdings plc	3.900%	5/25/26	55,382	61,550
[1]	HSBC Holdings plc	2.099%	6/4/26	53,784	55,301
[1]	HSBC Holdings plc	4.292%	9/12/26	61,173	67,940
	HSBC Holdings plc	1.589%	5/24/27	56,598	56,785
	HSBC USA Inc.	3.500%	6/23/24	22,816	24,579
	Huntington Bancshares Inc.	2.625%	8/6/24	19,161	20,161
	Huntington Bancshares Inc.	4.000%	5/15/25	3,033	3,358
	Huntington National Bank	1.800%	2/3/23	22,192	22,641
[1]	Huntington National Bank	3.550%	10/6/23	18,094	19,228
	ING Groep NV	4.100%	10/2/23	28,424	30,512
	ING Groep NV	3.550%	4/9/24	26,796	28,793
	ING Groep NV	1.726%	4/1/27	22,862	23,171
	Intercontinental Exchange Inc.	2.350%	9/15/22	17,674	18,015
	Intercontinental Exchange Inc.	0.700%	6/15/23	20,372	20,461
	Intercontinental Exchange Inc.	3.450%	9/21/23	8,810	9,330

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Intercontinental Exchange Inc.	4.000%	10/15/23	15,926	17,077
	Intercontinental Exchange Inc.	3.750%	12/1/25	23,093	25,512
[3]	Intesa Sanpaolo SpA	3.375%	1/12/23	2,450	2,540
	Intesa Sanpaolo SpA	5.250%	1/12/24	10,667	11,723
	Invesco Finance plc	3.125%	11/30/22	11,781	12,181
	Invesco Finance plc	4.000%	1/30/24	11,400	12,292
	Invesco Finance plc	3.750%	1/15/26	13,526	14,958
	Janus Capital Group Inc.	4.875%	8/1/25	5,584	6,295
	Jefferies Financial Group Inc.	5.500%	10/18/23	17,048	18,215
	Jefferies Group LLC	5.125%	1/20/23	15,438	16,390
	JPMorgan Chase & Co.	3.250%	9/23/22	53,850	55,587
	JPMorgan Chase & Co.	2.972%	1/15/23	31,577	31,894
	JPMorgan Chase & Co.	3.200%	1/25/23	21,126	21,996
	JPMorgan Chase & Co.	3.375%	5/1/23	53,171	55,722
	JPMorgan Chase & Co.	2.700%	5/18/23	51,962	53,895
	JPMorgan Chase & Co.	3.875%	2/1/24	29,412	31,778
	JPMorgan Chase & Co.	0.697%	3/16/24	20,893	20,960
[1]	JPMorgan Chase & Co.	3.559%	4/23/24	53,710	56,414
	JPMorgan Chase & Co.	3.625%	5/13/24	45,356	49,030
[1]	JPMorgan Chase & Co.	1.514%	6/1/24	30,106	30,659
[1]	JPMorgan Chase & Co.	3.797%	7/23/24	45,547	48,328
	JPMorgan Chase & Co.	3.875%	9/10/24	50,828	55,317
[1]	JPMorgan Chase & Co.	0.653%	9/16/24	40,527	40,639
[1]	JPMorgan Chase & Co.	4.023%	12/5/24	70,927	76,182
	JPMorgan Chase & Co.	3.125%	1/23/25	54,765	58,626
	JPMorgan Chase & Co.	0.563%	2/16/25	10,407	10,376
[1]	JPMorgan Chase & Co.	3.220%	3/1/25	44,095	46,768
	JPMorgan Chase & Co.	0.824%	6/1/25	41,625	41,687
	JPMorgan Chase & Co.	0.969%	6/23/25	54,995	55,167
	JPMorgan Chase & Co.	3.900%	7/15/25	44,160	48,683
	JPMorgan Chase & Co.	7.750%	7/15/25	1,336	1,673
	JPMorgan Chase & Co.	0.768%	8/9/25	6,000	5,988
[1]	JPMorgan Chase & Co.	2.301%	10/15/25	51,197	53,276
[1]	JPMorgan Chase & Co.	2.005%	3/13/26	66,456	68,533
	JPMorgan Chase & Co.	3.300%	4/1/26	64,840	70,794
[1]	JPMorgan Chase & Co.	2.083%	4/22/26	90,698	93,679
	JPMorgan Chase & Co.	3.200%	6/15/26	20,432	22,241
	JPMorgan Chase & Co.	1.045%	11/19/26	69,900	69,279
[1]	JPMorgan Chase & Co.	3.960%	1/29/27	23,640	26,308
	JPMorgan Chase & Co.	1.040%	2/4/27	72,345	71,431
	JPMorgan Chase & Co.	1.578%	4/22/27	105,385	106,354
	Kemper Corp.	4.350%	2/15/25	7,718	8,443
[1]	KeyBank NA	2.300%	9/14/22	19,629	20,046
[1]	KeyBank NA	3.375%	3/7/23	14,769	15,445
[1]	KeyBank NA	1.250%	3/10/23	23,967	24,306
[1]	KeyBank NA	0.423%	1/3/24	22,345	22,353
[1]	KeyBank NA	0.433%	6/14/24	12,150	12,149
[1]	KeyBank NA	3.300%	6/1/25	9,418	10,275
[1]	KeyBank NA	3.400%	5/20/26	19,093	20,897
[1]	KeyCorp	4.150%	10/29/25	4,918	5,530
	Lazard Group LLC	3.750%	2/13/25	8,271	8,989
	Legg Mason Inc.	4.750%	3/15/26	9,444	10,932
	Lincoln National Corp.	4.000%	9/1/23	10,676	11,411
	Lincoln National Corp.	3.350%	3/9/25	4,142	4,486
	Lloyds Bank plc	3.500%	5/14/25	2,625	2,851

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Lloyds Banking Group plc	1.326%	6/15/23	16,093	16,204
	Lloyds Banking Group plc	4.050%	8/16/23	45,111	48,167
[1]	Lloyds Banking Group plc	2.907%	11/7/23	34,282	35,232
	Lloyds Banking Group plc	3.900%	3/12/24	23,612	25,480
	Lloyds Banking Group plc	0.695%	5/11/24	1,376	1,381
	Lloyds Banking Group plc	4.500%	11/4/24	29,359	32,413
	Lloyds Banking Group plc	4.450%	5/8/25	18,056	20,212
[1]	Lloyds Banking Group plc	3.870%	7/9/25	54,897	59,323
	Lloyds Banking Group plc	4.582%	12/10/25	34,344	38,705
[1]	Lloyds Banking Group plc	2.438%	2/5/26	26,431	27,551
	Lloyds Banking Group plc	4.650%	3/24/26	28,665	32,478
	Lloyds Banking Group plc	1.627%	5/11/27	3,941	3,958
	Loews Corp.	2.625%	5/15/23	8,646	8,930
	Loews Corp.	3.750%	4/1/26	8,706	9,686
	M&T Bank Corp.	3.550%	7/26/23	21,205	22,443
	Main Street Capital Corp.	5.200%	5/1/24	10,632	11,544
	Main Street Capital Corp.	3.000%	7/14/26	6,317	6,528
[1]	Manufacturers & Traders Trust Co.	2.900%	2/6/25	10,275	10,982
	Manulife Financial Corp.	4.150%	3/4/26	21,400	24,158
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	4,705	4,896
	Marsh & McLennan Cos. Inc.	3.875%	3/15/24	21,626	23,342
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	12,001	12,862
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	14,437	15,668
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	16,403	18,208
	Mastercard Inc.	3.375%	4/1/24	22,536	24,198
	Mastercard Inc.	2.000%	3/3/25	19,669	20,544
[1]	MetLife Inc.	4.368%	9/15/23	27,457	29,636
	MetLife Inc.	3.600%	4/10/24	18,369	19,815
	MetLife Inc.	3.000%	3/1/25	14,390	15,435
	MetLife Inc.	3.600%	11/13/25	7,374	8,135
	Mitsubishi UFJ Financial Group Inc.	3.455%	3/2/23	38,842	40,647
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	59,967	63,757
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	13,462	14,030
	Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	41,847	44,733
	Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	24,220	25,609
[1]	Mitsubishi UFJ Financial Group Inc.	0.848%	9/15/24	30,616	30,764
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	62,161	64,656
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	610	668
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	33,062	33,461
	Mitsubishi UFJ Financial Group Inc.	0.953%	7/19/25	44,367	44,535
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	26,412	29,461
	Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	81,567	82,057
	Mizuho Financial Group Inc.	2.601%	9/11/22	26,672	27,303
	Mizuho Financial Group Inc.	3.549%	3/5/23	17,330	18,159
[1]	Mizuho Financial Group Inc.	1.241%	7/10/24	23,711	23,990
[1]	Mizuho Financial Group Inc.	0.849%	9/8/24	17,505	17,584
[1]	Mizuho Financial Group Inc.	3.922%	9/11/24	25,893	27,594
[1]	Mizuho Financial Group Inc.	2.839%	7/16/25	14,404	15,192
[1]	Mizuho Financial Group Inc.	2.555%	9/13/25	11,375	11,924
[1]	Mizuho Financial Group Inc.	2.226%	5/25/26	16,557	17,147
	Mizuho Financial Group Inc.	1.234%	5/22/27	29,850	29,585
	Mizuho Financial Group Inc.	1.554%	7/9/27	10,225	10,285
	Morgan Stanley	4.875%	11/1/22	47,552	49,993
[1]	Morgan Stanley	3.125%	1/23/23	53,887	55,961
[1]	Morgan Stanley	3.750%	2/25/23	69,663	73,131

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Morgan Stanley	4.100%	5/22/23	44,340	47,004
[1]	Morgan Stanley	0.560%	11/10/23	27,706	27,748
[1]	Morgan Stanley	0.529%	1/25/24	44,539	44,579
	Morgan Stanley	0.731%	4/5/24	33,292	33,410
[1]	Morgan Stanley	3.737%	4/24/24	70,808	74,525
[1]	Morgan Stanley	3.875%	4/29/24	67,372	72,955
[1]	Morgan Stanley	3.700%	10/23/24	54,323	59,153
	Morgan Stanley	0.790%	5/30/25	79,073	78,927
[1]	Morgan Stanley	2.720%	7/22/25	52,219	54,880
[1]	Morgan Stanley	4.000%	7/23/25	65,030	72,116
[1]	Morgan Stanley	0.864%	10/21/25	26,160	26,155
	Morgan Stanley	5.000%	11/24/25	49,832	57,365
[1]	Morgan Stanley	3.875%	1/27/26	65,261	72,731
[1]	Morgan Stanley	2.188%	4/28/26	61,705	64,105
[1]	Morgan Stanley	3.125%	7/27/26	86,427	93,755
[1]	Morgan Stanley	6.250%	8/9/26	8,586	10,563
	Morgan Stanley	0.985%	12/10/26	60,202	59,485
	Morgan Stanley	1.593%	5/4/27	73,034	73,753
[1]	Morgan Stanley	1.512%	7/20/27	64,920	65,188
	MUFG Americas Holdings Corp.	3.500%	6/18/22	11,929	12,230
	MUFG Americas Holdings Corp.	3.000%	2/10/25	9,168	9,785
[1]	MUFG Union Bank NA	2.100%	12/9/22	22,327	22,809
	Nasdaq Inc.	0.445%	12/21/22	1,200	1,200
	Nasdaq Inc.	4.250%	6/1/24	11,685	12,727
	Nasdaq Inc.	3.850%	6/30/26	14,697	16,435
[1]	National Australia Bank Ltd.	2.500%	5/22/22	16,585	16,865
	National Australia Bank Ltd.	1.875%	12/13/22	7,095	7,246
	National Australia Bank Ltd.	3.000%	1/20/23	17,348	18,004
	National Australia Bank Ltd.	2.875%	4/12/23	12,622	13,144
	National Australia Bank Ltd.	3.625%	6/20/23	18,555	19,663
	National Australia Bank Ltd.	3.375%	1/14/26	15,962	17,602
[1]	National Australia Bank Ltd.	2.500%	7/12/26	17,462	18,654
[1]	National Bank of Canada	2.100%	2/1/23	25,933	26,559
[1]	National Bank of Canada	0.550%	11/15/24	12,475	12,456
	Natwest Group plc	6.125%	12/15/22	3,959	4,232
	Natwest Group plc	6.100%	6/10/23	1,812	1,977
	Natwest Group plc	3.875%	9/12/23	71,998	76,591
	Natwest Group plc	6.000%	12/19/23	32,154	35,822
[1]	Natwest Group plc	2.359%	5/22/24	24,123	24,794
	Natwest Group plc	5.125%	5/28/24	26,756	29,620
[1]	Natwest Group plc	4.519%	6/25/24	32,711	34,924
[1]	Natwest Group plc	4.269%	3/22/25	43,870	47,521
	Natwest Group plc	4.800%	4/5/26	34,150	39,107
	Natwest Group plc	1.642%	6/14/27	3,500	3,512
[1]	Natwest Group plc	3.754%	11/1/29	24,667	26,219
[1]	New York Community Bancorp Inc.	5.900%	11/6/28	6,244	6,769
	Nomura Holdings Inc.	2.648%	1/16/25	32,039	33,568
	Nomura Holdings Inc.	1.851%	7/16/25	33,616	34,319
	Nomura Holdings Inc.	1.653%	7/14/26	10,000	10,014
	Northern Trust Corp.	3.950%	10/30/25	15,603	17,588
	Oaktree Specialty Lending Corp.	3.500%	2/25/25	7,427	7,807
	Old Republic International Corp.	4.875%	10/1/24	7,593	8,463
	Old Republic International Corp.	3.875%	8/26/26	12,780	14,298
	ORIX Corp.	4.050%	1/16/24	1,358	1,463
	ORIX Corp.	3.250%	12/4/24	17,602	18,944

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Owl Rock Capital Corp.	5.250%	4/15/24	9,700	10,622
	Owl Rock Capital Corp.	4.000%	3/30/25	10,243	10,889
	Owl Rock Capital Corp.	3.750%	7/22/25	12,775	13,513
	Owl Rock Capital Corp.	4.250%	1/15/26	9,279	10,006
	Owl Rock Capital Corp.	3.400%	7/15/26	19,660	20,578
	PayPal Holdings Inc.	2.200%	9/26/22	34,624	35,341
	PayPal Holdings Inc.	1.350%	6/1/23	18,752	19,084
	PayPal Holdings Inc.	2.400%	10/1/24	26,455	27,879
	PayPal Holdings Inc.	1.650%	6/1/25	12,134	12,495
	People's United Bank NA	4.000%	7/15/24	8,802	9,419
	People's United Financial Inc.	3.650%	12/6/22	10,152	10,481
[1]	PNC Bank NA	2.700%	11/1/22	30,964	31,780
[1]	PNC Bank NA	2.950%	1/30/23	9,552	9,880
[1]	PNC Bank NA	3.500%	6/8/23	12,835	13,531
	PNC Bank NA	3.800%	7/25/23	24,736	26,227
[1]	PNC Bank NA	3.300%	10/30/24	11,209	12,128
[1]	PNC Bank NA	2.950%	2/23/25	10,038	10,762
[1]	PNC Bank NA	3.250%	6/1/25	10,918	11,860
[1]	PNC Bank NA	4.200%	11/1/25	8,695	9,829
	PNC Financial Services Group Inc.	2.854%	11/9/22	19,856	20,468
	PNC Financial Services Group Inc.	3.500%	1/23/24	32,179	34,395
	PNC Financial Services Group Inc.	3.900%	4/29/24	18,665	20,186
	PNC Financial Services Group Inc.	2.200%	11/1/24	13,198	13,866
	PNC Financial Services Group Inc.	2.600%	7/23/26	19,294	20,647
	PNC Financial Services Group Inc.	1.150%	8/13/26	15,105	15,219
	Principal Financial Group Inc.	3.300%	9/15/22	9,330	9,612
	Principal Financial Group Inc.	3.125%	5/15/23	6,374	6,662
	Principal Financial Group Inc.	3.400%	5/15/25	6,031	6,515
	Prospect Capital Corp.	5.875%	3/15/23	593	631
	Prospect Capital Corp.	3.706%	1/22/26	9,974	10,295
[1]	Prudential Financial Inc.	1.500%	3/10/26	17,334	17,672
[1]	Prudential Financial Inc.	5.875%	9/15/42	12,140	12,734
[1]	Prudential Financial Inc.	5.625%	6/15/43	25,721	27,483
[1]	Prudential Financial Inc.	5.200%	3/15/44	13,352	14,397
[1]	Prudential Financial Inc.	5.375%	5/15/45	18,650	20,712
	Regions Financial Corp.	2.250%	5/18/25	20,022	20,906
[1]	Reinsurance Group of America Inc.	4.700%	9/15/23	5,783	6,252
	RenaissanceRe Finance Inc.	3.700%	4/1/25	6,235	6,764
[1]	Royal Bank of Canada	1.950%	1/17/23	23,156	23,690
[1]	Royal Bank of Canada	1.600%	4/17/23	29,803	30,432
[1]	Royal Bank of Canada	3.700%	10/5/23	39,361	42,043
[1]	Royal Bank of Canada	0.500%	10/26/23	22,201	22,248
[1]	Royal Bank of Canada	0.425%	1/19/24	18,598	18,565
[1]	Royal Bank of Canada	2.550%	7/16/24	23,724	25,017
	Royal Bank of Canada	0.650%	7/29/24	7,450	7,456
[1]	Royal Bank of Canada	2.250%	11/1/24	46,905	49,193
[1]	Royal Bank of Canada	1.150%	6/10/25	41,151	41,411
[1]	Royal Bank of Canada	0.875%	1/20/26	26,249	26,046
[1]	Royal Bank of Canada	4.650%	1/27/26	34,130	39,094
	Royal Bank of Canada	1.200%	4/27/26	35,790	35,851
[1]	Royal Bank of Canada	1.150%	7/14/26	16,948	16,935
	Santander Holdings USA Inc.	3.400%	1/18/23	22,860	23,695
	Santander Holdings USA Inc.	3.500%	6/7/24	26,797	28,597
	Santander Holdings USA Inc.	3.450%	6/2/25	7,061	7,579
	Santander Holdings USA Inc.	4.500%	7/17/25	20,343	22,541

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Santander Holdings USA Inc.	3.244%	10/5/26	26,469	28,372
	Santander UK Group Holdings plc	3.571%	1/10/23	11,884	12,017
[1]	Santander UK Group Holdings plc	3.373%	1/5/24	15,580	16,145
[1]	Santander UK Group Holdings plc	4.796%	11/15/24	27,102	29,457
	Santander UK Group Holdings plc	1.089%	3/15/25	22,100	22,175
[1]	Santander UK Group Holdings plc	1.532%	8/21/26	16,525	16,594
	Santander UK Group Holdings plc	1.673%	6/14/27	27,000	27,062
	Santander UK plc	2.100%	1/13/23	13,646	13,975
	Santander UK plc	4.000%	3/13/24	27,410	29,743
	Santander UK plc	2.875%	6/18/24	14,560	15,438
[1]	Signature Bank	4.000%	10/15/30	7,050	7,574
	Sixth Street Specialty Lending Inc.	3.875%	11/1/24	6,294	6,735
	Sixth Street Specialty Lending Inc.	2.500%	8/1/26	7,672	7,788
	Sompo International Holdings Ltd.	4.700%	10/15/22	4,820	5,032
[3]	Standard Chartered plc	2.819%	1/30/26	1,650	1,726
[1]	State Street Corp.	2.653%	5/15/23	18,487	18,798
	State Street Corp.	3.100%	5/15/23	18,624	19,498
	State Street Corp.	3.700%	11/20/23	19,450	20,927
[1]	State Street Corp.	3.776%	12/3/24	15,117	16,243
	State Street Corp.	3.300%	12/16/24	25,118	27,292
	State Street Corp.	3.550%	8/18/25	21,775	24,065
[1]	State Street Corp.	2.354%	11/1/25	18,779	19,736
	State Street Corp.	2.901%	3/30/26	17,355	18,521
	State Street Corp.	2.650%	5/19/26	13,561	14,559
	Stifel Financial Corp.	4.250%	7/18/24	8,369	9,163
	Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	3,890	4,032
	Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	8,300	8,867
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	6,560	7,076
[1]	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	8,048	8,652
[1]	Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	3,502	3,852
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	24,163	24,844
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	29,482	30,605
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	12,769	13,568
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	23,366	25,073
	Sumitomo Mitsui Financial Group Inc.	0.508%	1/12/24	17,800	17,766
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	52,115	54,916
	Sumitomo Mitsui Financial Group Inc.	2.448%	9/27/24	22,221	23,322
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	28,751	30,031
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	68,149	69,095
	Sumitomo Mitsui Financial Group Inc.	0.948%	1/12/26	24,097	23,894
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	24,328	27,129
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	35,382	37,688
	SVB Financial Group	3.500%	1/29/25	3,721	4,019
[1]	Svenska Handelsbanken AB	3.900%	11/20/23	32,266	34,822
	Synchrony Financial	4.375%	3/19/24	25,522	27,638
	Synchrony Financial	4.250%	8/15/24	18,564	20,156
	Synchrony Financial	4.500%	7/23/25	19,374	21,564
	Synchrony Financial	3.700%	8/4/26	13,679	14,994
	Synovus Financial Corp.	3.125%	11/1/22	7,056	7,226
	TD Ameritrade Holding Corp.	3.750%	4/1/24	10,188	10,998
	TD Ameritrade Holding Corp.	3.625%	4/1/25	9,697	10,591
[1]	Toronto-Dominion Bank	1.900%	12/1/22	32,317	32,995
[1]	Toronto-Dominion Bank	0.250%	1/6/23	25,420	25,428
[1]	Toronto-Dominion Bank	0.300%	6/2/23	16,467	16,456
[1]	Toronto-Dominion Bank	0.750%	6/12/23	32,466	32,703

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Toronto-Dominion Bank	3.500%	7/19/23	55,424	58,764
[1]	Toronto-Dominion Bank	0.450%	9/11/23	15,300	15,320
	Toronto-Dominion Bank	0.550%	3/4/24	10,800	10,804
[1]	Toronto-Dominion Bank	3.250%	3/11/24	39,828	42,539
[1]	Toronto-Dominion Bank	2.650%	6/12/24	29,442	31,122
[1]	Toronto-Dominion Bank	1.150%	6/12/25	30,050	30,320
[1]	Toronto-Dominion Bank	0.750%	9/11/25	22,806	22,635
[1]	Toronto-Dominion Bank	0.750%	1/6/26	23,857	23,629
[1]	Toronto-Dominion Bank	1.200%	6/3/26	20,366	20,494
	Trinity Acquisition plc	4.400%	3/15/26	5,770	6,497
[1]	Truist Bank	3.000%	2/2/23	10,426	10,805
[1]	Truist Bank	1.250%	3/9/23	20,478	20,775
[1]	Truist Bank	2.750%	5/1/23	11,949	12,421
[1]	Truist Bank	3.200%	4/1/24	45,894	48,957
[1]	Truist Bank	3.689%	8/2/24	19,591	20,821
[1]	Truist Bank	2.150%	12/6/24	37,210	38,910
[1]	Truist Bank	1.500%	3/10/25	24,206	24,770
[1]	Truist Bank	3.625%	9/16/25	26,582	29,231
[1]	Truist Bank	4.050%	11/3/25	5,124	5,748
[1]	Truist Bank	3.300%	5/15/26	10,941	12,029
[1]	Truist Bank	2.636%	9/17/29	5,712	5,975
[1]	Truist Financial Corp.	2.200%	3/16/23	13,282	13,653
[1]	Truist Financial Corp.	3.750%	12/6/23	22,980	24,637
[1]	Truist Financial Corp.	2.500%	8/1/24	25,193	26,545
[1]	Truist Financial Corp.	2.850%	10/26/24	13,171	14,063
	Truist Financial Corp.	4.000%	5/1/25	23,663	26,237
[1]	Truist Financial Corp.	3.700%	6/5/25	22,327	24,627
[1]	Truist Financial Corp.	1.200%	8/5/25	9,140	9,261
[1]	Truist Financial Corp.	1.267%	3/2/27	35,694	35,798
	Unum Group	4.000%	3/15/24	7,350	7,911
[1]	US Bancorp	3.700%	1/30/24	20,713	22,257
	US Bancorp	3.375%	2/5/24	41,154	43,923
	US Bancorp	2.400%	7/30/24	28,130	29,593
[1]	US Bancorp	3.600%	9/11/24	15,371	16,703
	US Bancorp	1.450%	5/12/25	16,505	16,887
[1]	US Bancorp	3.950%	11/17/25	12,026	13,501
[1]	US Bancorp	3.100%	4/27/26	27,297	29,738
[1]	US Bancorp	2.375%	7/22/26	29,013	30,862
	US Bank NA	1.950%	1/9/23	16,640	17,002
[1]	US Bank NA	2.850%	1/23/23	11,553	11,949
[1]	US Bank NA	3.400%	7/24/23	22,106	23,355
[1]	US Bank NA	2.050%	1/21/25	17,450	18,202
[1]	US Bank NA	2.800%	1/27/25	37,230	39,749
	Valley National Bancorp	3.000%	6/15/31	950	966
	Visa Inc.	2.150%	9/15/22	13,514	13,761
	Visa Inc.	2.800%	12/14/22	61,958	63,756
	Visa Inc.	3.150%	12/14/25	81,444	88,982
	Voya Financial Inc.	3.125%	7/15/24	7,957	8,456
	Voya Financial Inc.	3.650%	6/15/26	14,089	15,606
[1]	Voya Financial Inc.	5.650%	5/15/53	9,260	9,793
	Wachovia Corp.	7.574%	8/1/26	4,490	5,767
[1]	Wells Fargo & Co.	3.450%	2/13/23	60,553	63,221
	Wells Fargo & Co.	4.125%	8/15/23	26,686	28,540
	Wells Fargo & Co.	4.480%	1/16/24	15,704	17,093
[1]	Wells Fargo & Co.	3.750%	1/24/24	58,844	63,110

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Wells Fargo & Co.	1.654%	6/2/24	54,925	56,154
[1]	Wells Fargo & Co.	3.300%	9/9/24	44,271	47,671
[1]	Wells Fargo & Co.	3.000%	2/19/25	57,266	61,020
[1]	Wells Fargo & Co.	3.550%	9/29/25	64,034	70,243
[1]	Wells Fargo & Co.	2.406%	10/30/25	64,625	67,514
[1]	Wells Fargo & Co.	2.164%	2/11/26	65,840	68,322
	Wells Fargo & Co.	3.000%	4/22/26	71,896	77,872
[1]	Wells Fargo & Co.	2.188%	4/30/26	84,011	87,239
[1]	Wells Fargo & Co.	4.100%	6/3/26	5,686	6,384
[1]	Wells Fargo & Co.	3.196%	6/17/27	86,949	94,107
[1]	Wells Fargo Bank NA	3.550%	8/14/23	78,448	83,176
	Western Alliance Bancorp	3.000%	6/15/31	12,450	12,764
	Western Union Co.	4.250%	6/9/23	637	675
	Western Union Co.	2.850%	1/10/25	17,749	18,716
	Western Union Co.	1.350%	3/15/26	12,373	12,292
	Westpac Banking Corp.	2.750%	1/11/23	36,089	37,326
	Westpac Banking Corp.	2.000%	1/13/23	13,653	13,978
	Westpac Banking Corp.	3.650%	5/15/23	14,959	15,817
	Westpac Banking Corp.	3.300%	2/26/24	26,749	28,620
	Westpac Banking Corp.	2.350%	2/19/25	27,012	28,461
	Westpac Banking Corp.	2.850%	5/13/26	35,749	38,750
	Westpac Banking Corp.	1.150%	6/3/26	29,386	29,575
	Westpac Banking Corp.	2.700%	8/19/26	20,521	22,189
[1]	Westpac Banking Corp.	2.894%	2/4/30	32,250	33,572
	Willis North America Inc.	3.600%	5/15/24	21,581	23,109
	XLIT Ltd.	4.450%	3/31/25	12,789	14,306
					19,913,462
Health Care (9.0%)
	Abbott Laboratories	3.400%	11/30/23	22,540	23,926
	Abbott Laboratories	2.950%	3/15/25	16,534	17,709
	Abbott Laboratories	3.875%	9/15/25	9,277	10,319
	AbbVie Inc.	3.250%	10/1/22	43,051	44,086
	AbbVie Inc.	2.900%	11/6/22	80,241	82,600
	AbbVie Inc.	3.200%	11/6/22	32,728	33,658
	AbbVie Inc.	2.300%	11/21/22	59,155	60,512
	AbbVie Inc.	2.800%	3/15/23	9,612	9,902
	AbbVie Inc.	2.850%	5/14/23	20,284	21,031
	AbbVie Inc.	3.750%	11/14/23	16,952	18,095
	AbbVie Inc.	3.850%	6/15/24	17,810	19,225
	AbbVie Inc.	2.600%	11/21/24	72,326	76,251
	AbbVie Inc.	3.800%	3/15/25	64,521	70,340
	AbbVie Inc.	3.600%	5/14/25	73,375	79,792
	AbbVie Inc.	3.200%	5/14/26	43,446	47,147
	Aetna Inc.	2.750%	11/15/22	22,235	22,737
	Aetna Inc.	2.800%	6/15/23	19,668	20,407
	Aetna Inc.	3.500%	11/15/24	25,455	27,433
	Agilent Technologies Inc.	3.875%	7/15/23	10,834	11,439
	AmerisourceBergen Corp.	0.737%	3/15/23	15,000	15,022
	AmerisourceBergen Corp.	3.400%	5/15/24	19,766	21,007
	AmerisourceBergen Corp.	3.250%	3/1/25	12,001	12,842
	Amgen Inc.	2.250%	8/19/23	5,898	6,095
	Amgen Inc.	3.625%	5/22/24	25,364	27,223
	Amgen Inc.	1.900%	2/21/25	17,870	18,452
	Amgen Inc.	3.125%	5/1/25	17,362	18,606
	Amgen Inc.	2.600%	8/19/26	25,517	27,148

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Anthem Inc.	2.950%	12/1/22	3,911	4,030
	Anthem Inc.	3.300%	1/15/23	28,602	29,740
	Anthem Inc.	0.450%	3/15/23	3,990	3,997
	Anthem Inc.	3.500%	8/15/24	30,993	33,280
	Anthem Inc.	3.350%	12/1/24	23,021	24,854
	Anthem Inc.	2.375%	1/15/25	31,747	33,220
	Anthem Inc.	1.500%	3/15/26	18,385	18,674
	Astrazeneca Finance LLC	0.700%	5/28/24	30,425	30,462
	Astrazeneca Finance LLC	1.200%	5/28/26	28,342	28,466
	AstraZeneca plc	0.300%	5/26/23	14,671	14,658
	AstraZeneca plc	3.500%	8/17/23	27,227	28,821
	AstraZeneca plc	3.375%	11/16/25	43,329	47,485
	AstraZeneca plc	0.700%	4/8/26	18,750	18,425
	Baxalta Inc.	4.000%	6/23/25	14,611	16,105
	Baxter International Inc.	2.600%	8/15/26	16,012	17,037
	Becton Dickinson & Co.	3.363%	6/6/24	39,250	41,907
	Becton Dickinson & Co.	3.734%	12/15/24	10,283	11,161
	Biogen Inc.	3.625%	9/15/22	22,779	23,548
	Biogen Inc.	4.050%	9/15/25	35,066	38,973
	Boston Scientific Corp.	3.375%	5/15/22	4,596	4,692
	Boston Scientific Corp.	3.450%	3/1/24	19,136	20,389
	Boston Scientific Corp.	3.850%	5/15/25	4,843	5,340
	Boston Scientific Corp.	1.900%	6/1/25	25,691	26,501
	Boston Scientific Corp.	3.750%	3/1/26	17,593	19,473
	Bristol-Myers Squibb Co.	2.750%	2/15/23	22,309	23,061
	Bristol-Myers Squibb Co.	3.250%	2/20/23	18,305	19,053
	Bristol-Myers Squibb Co.	3.250%	11/1/23	11,020	11,700
	Bristol-Myers Squibb Co.	0.537%	11/13/23	14,650	14,654
	Bristol-Myers Squibb Co.	2.900%	7/26/24	54,230	57,796
	Bristol-Myers Squibb Co.	3.875%	8/15/25	52,960	58,713
	Bristol-Myers Squibb Co.	0.750%	11/13/25	18,673	18,589
	Bristol-Myers Squibb Co.	3.200%	6/15/26	47,641	52,286
	Cardinal Health Inc.	2.616%	6/15/22	7,940	8,068
	Cardinal Health Inc.	3.200%	3/15/23	13,086	13,627
	Cardinal Health Inc.	3.079%	6/15/24	23,070	24,440
	Cardinal Health Inc.	3.500%	11/15/24	7,498	8,053
	Cardinal Health Inc.	3.750%	9/15/25	7,760	8,514
[1]	Cigna Corp.	3.050%	11/30/22	13,251	13,665
[1]	Cigna Corp.	3.000%	7/15/23	23,374	24,392
	Cigna Corp.	3.750%	7/15/23	12,684	13,427
	Cigna Corp.	0.613%	3/15/24	5,225	5,226
[1]	Cigna Corp.	3.500%	6/15/24	17,058	18,271
[1]	Cigna Corp.	3.250%	4/15/25	16,037	17,265
	Cigna Corp.	4.125%	11/15/25	68,336	76,380
[1]	Cigna Corp.	4.500%	2/25/26	22,547	25,582
	Cigna Corp.	1.250%	3/15/26	16,589	16,689
	CommonSpirit Health	2.950%	11/1/22	14,117	14,499
	CommonSpirit Health	2.760%	10/1/24	14,247	15,002
	CommonSpirit Health	1.547%	10/1/25	15,850	16,052
	CVS Health Corp.	2.750%	12/1/22	23,216	23,772
	CVS Health Corp.	4.750%	12/1/22	11,316	11,798
	CVS Health Corp.	3.700%	3/9/23	79,569	83,312
	CVS Health Corp.	3.375%	8/12/24	15,808	16,913
	CVS Health Corp.	2.625%	8/15/24	24,094	25,389
	CVS Health Corp.	4.100%	3/25/25	12,601	13,894

Short-Term Corporate Bond Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
CVS Health Corp.	3.875%	7/20/25	51,876	57,096
CVS Health Corp.	2.875%	6/1/26	35,345	37,949
CVS Health Corp.	3.000%	8/15/26	15,557	16,813
Danaher Corp.	3.350%	9/15/25	8,526	9,328
DH Europe Finance II Sarl	2.050%	11/15/22	18,717	19,114
DH Europe Finance II Sarl	2.200%	11/15/24	10,663	11,136
Dignity Health	3.125%	11/1/22	5,048	5,197
Eli Lilly & Co.	2.350%	5/15/22	11,030	11,198
Eli Lilly & Co.	2.750%	6/1/25	8,430	8,982
Gilead Sciences Inc.	3.250%	9/1/22	36,929	37,852
Gilead Sciences Inc.	2.500%	9/1/23	25,061	26,025
Gilead Sciences Inc.	0.750%	9/29/23	18,150	18,155
Gilead Sciences Inc.	3.700%	4/1/24	44,876	48,086
Gilead Sciences Inc.	3.500%	2/1/25	30,384	32,883
Gilead Sciences Inc.	3.650%	3/1/26	51,344	56,610
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	34,361	35,692
GlaxoSmithKline Capital Inc.	3.375%	5/15/23	26,136	27,492
GlaxoSmithKline Capital Inc.	3.625%	5/15/25	19,021	20,923
GlaxoSmithKline Capital plc	0.534%	10/1/23	22,209	22,250
GlaxoSmithKline Capital plc	3.000%	6/1/24	25,460	27,074
HCA Inc.	4.750%	5/1/23	24,761	26,398
HCA Inc.	5.000%	3/15/24	30,964	34,074
HCA Inc.	5.250%	4/15/25	46,127	52,650
HCA Inc.	5.250%	6/15/26	31,074	35,931
Humana Inc.	3.150%	12/1/22	12,370	12,712
Humana Inc.	2.900%	12/15/22	7,826	8,057
Humana Inc.	0.650%	8/3/23	10,000	10,006
Humana Inc.	3.850%	10/1/24	13,188	14,297
Humana Inc.	4.500%	4/1/25	14,363	16,026
Illumina Inc.	0.550%	3/23/23	9,494	9,511
Johnson & Johnson	2.050%	3/1/23	8,152	8,347
Johnson & Johnson	6.730%	11/15/23	50	57
Johnson & Johnson	3.375%	12/5/23	15,017	16,081
Johnson & Johnson	2.625%	1/15/25	18,612	19,765
Johnson & Johnson	0.550%	9/1/25	21,273	21,090
Johnson & Johnson	2.450%	3/1/26	44,090	47,007
Laboratory Corp. of America Holdings	4.000%	11/1/23	2,873	3,056
Laboratory Corp. of America Holdings	3.250%	9/1/24	20,759	22,147
Laboratory Corp. of America Holdings	2.300%	12/1/24	14,999	15,664
Laboratory Corp. of America Holdings	3.600%	2/1/25	17,573	18,913
Laboratory Corp. of America Holdings	1.550%	6/1/26	18,730	18,918
McKesson Corp.	2.700%	12/15/22	5,500	5,630
McKesson Corp.	2.850%	3/15/23	10,750	11,079
McKesson Corp.	3.796%	3/15/24	20,951	22,463
McKesson Corp.	0.900%	12/3/25	10,679	10,570
Medtronic Inc.	3.500%	3/15/25	36,333	39,702
Merck & Co. Inc.	2.400%	9/15/22	23,848	24,259
Merck & Co. Inc.	2.800%	5/18/23	42,143	43,906
Merck & Co. Inc.	2.900%	3/7/24	18,110	19,162
Merck & Co. Inc.	2.750%	2/10/25	37,684	40,082
Merck & Co. Inc.	0.750%	2/24/26	33,959	33,784
Mylan Inc.	4.200%	11/29/23	14,700	15,713
Novartis Capital Corp.	2.400%	9/21/22	34,110	34,894
Novartis Capital Corp.	3.400%	5/6/24	28,657	30,843
Novartis Capital Corp.	1.750%	2/14/25	36,024	37,193

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Novartis Capital Corp.	3.000%	11/20/25	28,806	31,197
[1]	PeaceHealth Obligated Group	1.375%	11/15/25	7,270	7,378
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	2,930	3,131
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	15,140	16,494
	Pfizer Inc.	3.000%	6/15/23	15,819	16,579
	Pfizer Inc.	3.200%	9/15/23	16,095	16,992
	Pfizer Inc.	2.950%	3/15/24	23,829	25,272
	Pfizer Inc.	3.400%	5/15/24	24,348	26,246
	Pfizer Inc.	0.800%	5/28/25	14,124	14,147
	Pfizer Inc.	2.750%	6/3/26	23,653	25,679
	Quest Diagnostics Inc.	4.250%	4/1/24	7,542	8,161
	Quest Diagnostics Inc.	3.500%	3/30/25	16,217	17,545
	Quest Diagnostics Inc.	3.450%	6/1/26	9,962	10,917
	Royalty Pharma plc	0.750%	9/2/23	22,302	22,400
	Royalty Pharma plc	1.200%	9/2/25	28,418	28,353
	Sanofi	3.375%	6/19/23	15,417	16,233
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	63,952	66,768
[1]	SSM Health Care Corp.	3.688%	6/1/23	9,727	10,202
	Stryker Corp.	0.600%	12/1/23	5,193	5,193
	Stryker Corp.	3.375%	5/15/24	15,811	16,912
	Stryker Corp.	1.150%	6/15/25	13,782	13,859
	Stryker Corp.	3.375%	11/1/25	18,822	20,517
	Stryker Corp.	3.500%	3/15/26	20,446	22,457
[1]	Sutter Health	1.321%	8/15/25	6,024	6,090
	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	43,649	47,158
	Thermo Fisher Scientific Inc.	4.133%	3/25/25	29,816	32,944
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	5,526	6,078
	UnitedHealth Group Inc.	2.375%	10/15/22	28,230	28,897
	UnitedHealth Group Inc.	2.750%	2/15/23	14,160	14,588
	UnitedHealth Group Inc.	2.875%	3/15/23	22,435	23,327
	UnitedHealth Group Inc.	3.500%	6/15/23	18,786	19,844
	UnitedHealth Group Inc.	3.500%	2/15/24	19,418	20,830
	UnitedHealth Group Inc.	0.550%	5/15/24	150	150
	UnitedHealth Group Inc.	2.375%	8/15/24	13,265	13,976
	UnitedHealth Group Inc.	3.750%	7/15/25	45,679	50,749
	UnitedHealth Group Inc.	3.700%	12/15/25	8,544	9,522
	UnitedHealth Group Inc.	1.250%	1/15/26	6,777	6,863
	UnitedHealth Group Inc.	3.100%	3/15/26	18,260	19,951
	UnitedHealth Group Inc.	1.150%	5/15/26	28,124	28,324
[1]	UPMC	3.600%	4/3/25	7,900	8,583
	Utah Acquisition Sub Inc.	3.950%	6/15/26	46,217	51,217
[3]	Viatris Inc.	1.650%	6/22/25	19,375	19,683
	Wyeth LLC	6.450%	2/1/24	13,595	15,516
	Zimmer Biomet Holdings Inc.	3.700%	3/19/23	11,046	11,555
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	32,825	35,487
	Zimmer Biomet Holdings Inc.	3.050%	1/15/26	15,410	16,587
	Zoetis Inc.	3.250%	2/1/23	29,840	30,842
	Zoetis Inc.	4.500%	11/13/25	15,863	17,983
					4,423,542
Industrials (6.6%)
	3M Co.	1.750%	2/14/23	9,640	9,839
[1]	3M Co.	2.250%	3/15/23	17,614	18,106
[1]	3M Co.	3.250%	2/14/24	20,812	22,163
	3M Co.	2.000%	2/14/25	15,705	16,336
	3M Co.	2.650%	4/15/25	12,092	12,841

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	3M Co.	3.000%	8/7/25	11,064	11,970
	ABB Finance USA Inc.	2.875%	5/8/22	13,591	13,836
	Allegion US Holding Co. Inc.	3.200%	10/1/24	8,821	9,372
	Amphenol Corp.	3.200%	4/1/24	7,315	7,743
	Amphenol Corp.	2.050%	3/1/25	8,228	8,535
[1]	BNSF Funding Trust I	6.613%	12/15/55	8,311	9,544
	Boeing Co.	1.167%	2/4/23	5,376	5,390
	Boeing Co.	2.800%	3/1/23	19,211	19,809
	Boeing Co.	4.508%	5/1/23	75,554	80,092
	Boeing Co.	1.875%	6/15/23	19,128	19,475
	Boeing Co.	1.950%	2/1/24	23,433	24,021
	Boeing Co.	1.433%	2/4/24	33,575	33,657
	Boeing Co.	2.800%	3/1/24	11,319	11,788
	Boeing Co.	2.850%	10/30/24	10,372	10,893
	Boeing Co.	4.875%	5/1/25	85,872	96,005
	Boeing Co.	2.600%	10/30/25	11,189	11,636
	Boeing Co.	2.750%	2/1/26	31,930	33,376
	Boeing Co.	2.196%	2/4/26	111,378	112,260
	Boeing Co.	3.100%	5/1/26	17,227	18,274
	Boeing Co.	2.250%	6/15/26	12,622	12,915
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	16,421	16,762
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	12,548	12,985
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	26,368	27,988
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	15,873	17,063
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	17,284	18,614
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	8,058	8,655
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	8,353	9,205
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	4,633	5,761
	Canadian National Railway Co.	2.950%	11/21/24	5,252	5,585
	Canadian National Railway Co.	2.750%	3/1/26	12,747	13,652
	Canadian Pacific Railway Co.	4.450%	3/15/23	4,487	4,714
	Canadian Pacific Railway Co.	2.900%	2/1/25	14,310	15,178
	Carrier Global Corp.	2.242%	2/15/25	44,321	46,142
[1]	Caterpillar Financial Services Corp.	1.900%	9/6/22	14,269	14,511
[1]	Caterpillar Financial Services Corp.	1.950%	11/18/22	18,692	19,079
[1]	Caterpillar Financial Services Corp.	2.550%	11/29/22	19,600	20,163
	Caterpillar Financial Services Corp.	0.250%	3/1/23	18,937	18,935
[1]	Caterpillar Financial Services Corp.	2.625%	3/1/23	9,601	9,938
[1]	Caterpillar Financial Services Corp.	3.450%	5/15/23	13,899	14,633
	Caterpillar Financial Services Corp.	0.650%	7/7/23	14,523	14,614
[1]	Caterpillar Financial Services Corp.	0.450%	9/14/23	23,862	23,924
[1]	Caterpillar Financial Services Corp.	3.750%	11/24/23	9,107	9,793
[1]	Caterpillar Financial Services Corp.	3.650%	12/7/23	10,954	11,760
[1]	Caterpillar Financial Services Corp.	2.850%	5/17/24	11,302	12,007
[1]	Caterpillar Financial Services Corp.	3.300%	6/9/24	10,629	11,428
[1]	Caterpillar Financial Services Corp.	2.150%	11/8/24	15,240	15,970
[1]	Caterpillar Financial Services Corp.	3.250%	12/1/24	12,102	13,141
[1]	Caterpillar Financial Services Corp.	1.450%	5/15/25	17,476	17,882
[1]	Caterpillar Financial Services Corp.	0.800%	11/13/25	13,937	13,913
	Caterpillar Financial Services Corp.	0.900%	3/2/26	19,029	19,024
	Caterpillar Financial Services Corp.	2.400%	8/9/26	14,520	15,476
	Caterpillar Inc.	3.400%	5/15/24	14,006	15,009
	CNH Industrial Capital LLC	1.950%	7/2/23	9,405	9,634
	CNH Industrial Capital LLC	4.200%	1/15/24	10,316	11,124
	CNH Industrial Capital LLC	1.875%	1/15/26	12,522	12,794

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CNH Industrial Capital LLC	1.450%	7/15/26	7,797	7,796
	CNH Industrial NV	4.500%	8/15/23	18,782	20,143
[1]	Continental Airlines Pass-Through Trust Class A Series 2007-1	5.983%	4/19/22	2,557	2,595
[1]	Continental Airlines Pass-Through Trust Class A Series 2012-2	4.000%	10/29/24	5,604	5,907
	Crane Co.	4.450%	12/15/23	4,590	4,942
	CSX Corp.	3.400%	8/1/24	16,207	17,428
	CSX Corp.	3.350%	11/1/25	9,381	10,221
	Cummins Inc.	3.650%	10/1/23	8,853	9,387
	Cummins Inc.	0.750%	9/1/25	12,947	12,899
	Deere & Co.	2.750%	4/15/25	20,510	21,846
[3]	Delta Air Lines Inc.	7.000%	5/1/25	5,901	6,905
[3]	Delta Air Lines Inc.	4.500%	10/20/25	3,600	3,862
[1]	Delta Air Lines Pass-Through Trust Class AA Series 2019-1	3.204%	4/25/24	4,866	5,145
	Dover Corp.	3.150%	11/15/25	7,362	7,927
	Eaton Corp.	2.750%	11/2/22	33,623	34,573
	Emerson Electric Co.	2.625%	2/15/23	6,930	7,126
	Emerson Electric Co.	3.150%	6/1/25	7,445	8,035
	FedEx Corp.	3.250%	4/1/26	12,216	13,340
	Flowserve Corp.	3.500%	9/15/22	9,497	9,699
	Flowserve Corp.	4.000%	11/15/23	6,560	6,953
	Fortive Corp.	3.150%	6/15/26	18,148	19,723
	General Dynamics Corp.	2.250%	11/15/22	13,032	13,279
	General Dynamics Corp.	3.375%	5/15/23	26,170	27,481
	General Dynamics Corp.	1.875%	8/15/23	9,846	10,113
	General Dynamics Corp.	2.375%	11/15/24	9,685	10,196
	General Dynamics Corp.	3.250%	4/1/25	17,898	19,334
	General Dynamics Corp.	3.500%	5/15/25	11,118	12,150
	General Dynamics Corp.	2.125%	8/15/26	18,789	19,745
[1]	General Electric Co.	3.150%	9/7/22	10,711	11,019
	General Electric Co.	2.700%	10/9/22	4,697	4,816
[1]	General Electric Co.	3.100%	1/9/23	29,453	30,517
	General Electric Co.	3.375%	3/11/24	6,447	6,881
[1]	General Electric Co.	3.450%	5/15/24	27,334	29,153
[1]	General Electric Co.	5.550%	1/5/26	6,959	8,223
[3]	GXO Logistics Inc.	1.650%	7/15/26	10,000	10,006
	Honeywell International Inc.	3.350%	12/1/23	6,255	6,660
	Honeywell International Inc.	2.300%	8/15/24	25,025	26,333
	Honeywell International Inc.	1.350%	6/1/25	23,825	24,310
[3]	Huntington Ingalls Industries Inc.	0.670%	8/16/23	2,000	2,001
	Huntington Ingalls Industries Inc.	3.844%	5/1/25	13,486	14,702
	Illinois Tool Works Inc.	3.500%	3/1/24	20,561	21,936
	JB Hunt Transport Services Inc.	3.875%	3/1/26	15,214	16,956
[1]	John Deere Capital Corp.	2.150%	9/8/22	8,149	8,309
[1]	John Deere Capital Corp.	2.700%	1/6/23	13,545	13,986
[1]	John Deere Capital Corp.	0.250%	1/17/23	1,665	1,666
	John Deere Capital Corp.	2.800%	1/27/23	12,321	12,762
[1]	John Deere Capital Corp.	2.800%	3/6/23	20,666	21,464
[1]	John Deere Capital Corp.	1.200%	4/6/23	7,345	7,455
[1]	John Deere Capital Corp.	3.450%	6/7/23	7,101	7,491
[1]	John Deere Capital Corp.	0.700%	7/5/23	15,893	16,008
[1]	John Deere Capital Corp.	0.400%	10/10/23	8,810	8,823
	John Deere Capital Corp.	3.650%	10/12/23	11,802	12,627
[1]	John Deere Capital Corp.	3.450%	1/10/24	8,414	8,996

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	John Deere Capital Corp.	0.450%	1/17/24	11,020	11,021
[1]	John Deere Capital Corp.	2.600%	3/7/24	11,874	12,501
[1]	John Deere Capital Corp.	0.450%	6/7/24	14,000	13,997
[1]	John Deere Capital Corp.	3.350%	6/12/24	15,130	16,313
[1]	John Deere Capital Corp.	2.650%	6/24/24	16,684	17,678
[1]	John Deere Capital Corp.	2.050%	1/9/25	14,737	15,396
[1]	John Deere Capital Corp.	3.450%	3/13/25	9,669	10,574
[1]	John Deere Capital Corp.	3.400%	9/11/25	10,200	11,233
[1]	John Deere Capital Corp.	0.700%	1/15/26	20,216	20,053
[1]	John Deere Capital Corp.	2.650%	6/10/26	15,713	16,927
[1]	John Deere Capital Corp.	1.050%	6/17/26	12,190	12,206
[1]	Johnson Controls International plc	3.625%	7/2/24	7,524	8,074
[1]	Johnson Controls International plc	3.900%	2/14/26	10,138	11,240
[1]	Kansas City Southern	3.000%	5/15/23	3,887	4,027
	Keysight Technologies Inc.	4.550%	10/30/24	10,938	12,106
	L3Harris Technologies Inc.	3.850%	6/15/23	16,277	17,220
	L3Harris Technologies Inc.	3.950%	5/28/24	8,846	9,541
	L3Harris Technologies Inc.	3.832%	4/27/25	11,133	12,191
	Lennox International Inc.	3.000%	11/15/23	5,570	5,827
	Lennox International Inc.	1.350%	8/1/25	8,590	8,656
	Lockheed Martin Corp.	3.100%	1/15/23	24,210	25,016
	Lockheed Martin Corp.	2.900%	3/1/25	21,970	23,451
	Lockheed Martin Corp.	3.550%	1/15/26	37,004	40,925
	Norfolk Southern Corp.	2.903%	2/15/23	16,381	16,875
	Norfolk Southern Corp.	3.850%	1/15/24	5,216	5,574
	Norfolk Southern Corp.	3.650%	8/1/25	3,711	4,067
	Norfolk Southern Corp.	2.900%	6/15/26	15,275	16,507
	Northrop Grumman Corp.	3.250%	8/1/23	22,858	24,084
	Northrop Grumman Corp.	2.930%	1/15/25	38,100	40,511
	nVent Finance Sarl	3.950%	4/15/23	4,692	4,897
	Otis Worldwide Corp.	2.056%	4/5/25	35,203	36,470
[1]	PACCAR Financial Corp.	2.650%	5/10/22	11,303	11,498
[1]	PACCAR Financial Corp.	2.000%	9/26/22	11,272	11,487
[1]	PACCAR Financial Corp.	2.650%	4/6/23	6,477	6,719
[1]	PACCAR Financial Corp.	0.800%	6/8/23	7,640	7,702
	PACCAR Financial Corp.	3.400%	8/9/23	8,758	9,274
[1]	PACCAR Financial Corp.	0.350%	8/11/23	6,239	6,245
[1]	PACCAR Financial Corp.	0.350%	2/2/24	6,025	6,006
[1]	PACCAR Financial Corp.	2.150%	8/15/24	9,194	9,600
[1]	PACCAR Financial Corp.	1.800%	2/6/25	13,266	13,727
[1]	Parker-Hannifin Corp.	3.500%	9/15/22	6,649	6,858
	Parker-Hannifin Corp.	2.700%	6/14/24	16,154	16,972
[1]	Parker-Hannifin Corp.	3.300%	11/21/24	8,993	9,648
	Precision Castparts Corp.	2.500%	1/15/23	18,124	18,582
	Precision Castparts Corp.	3.250%	6/15/25	18,447	20,014
	Raytheon Technologies Corp.	3.700%	12/15/23	9,788	10,430
	Raytheon Technologies Corp.	3.200%	3/15/24	23,002	24,431
	Raytheon Technologies Corp.	3.950%	8/16/25	40,898	45,327
	Republic Services Inc.	4.750%	5/15/23	6,709	7,127
	Republic Services Inc.	2.500%	8/15/24	25,565	26,842
	Republic Services Inc.	3.200%	3/15/25	14,408	15,484
	Republic Services Inc.	0.875%	11/15/25	7,209	7,151
	Republic Services Inc.	2.900%	7/1/26	4,287	4,602
	Rockwell Automation Inc.	0.350%	8/15/23	9,270	9,272
	Rockwell Automation Inc.	2.875%	3/1/25	5,126	5,445

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Ryder System Inc.	2.500%	9/1/22	4,700	4,791
[1]	Ryder System Inc.	3.400%	3/1/23	14,743	15,351
[1]	Ryder System Inc.	3.750%	6/9/23	10,607	11,189
[1]	Ryder System Inc.	3.875%	12/1/23	4,699	5,030
[1]	Ryder System Inc.	3.650%	3/18/24	17,488	18,741
[1]	Ryder System Inc.	2.500%	9/1/24	20,045	21,006
[1]	Ryder System Inc.	4.625%	6/1/25	6,131	6,891
[1]	Ryder System Inc.	3.350%	9/1/25	5,736	6,200
	Southwest Airlines Co.	2.750%	11/16/22	5,950	6,093
	Southwest Airlines Co.	4.750%	5/4/23	22,809	24,362
	Southwest Airlines Co.	5.250%	5/4/25	38,214	43,321
	Teledyne Technologies Inc.	0.650%	4/1/23	11,266	11,269
	Teledyne Technologies Inc.	0.950%	4/1/24	11,589	11,602
	Teledyne Technologies Inc.	1.600%	4/1/26	12,042	12,192
	Textron Inc.	4.300%	3/1/24	7,152	7,705
	Textron Inc.	3.875%	3/1/25	6,071	6,612
	Textron Inc.	4.000%	3/15/26	9,083	10,119
	Timken Co.	3.875%	9/1/24	6,705	7,186
	Trane Technologies Global Holding Co. Ltd.	4.250%	6/15/23	13,555	14,442
	Trane Technologies Luxembourg Finance SA	3.550%	11/1/24	8,693	9,378
	Trane Technologies Luxembourg Finance SA	3.500%	3/21/26	8,845	9,685
	Trimble Inc.	4.150%	6/15/23	6,876	7,269
	Trimble Inc.	4.750%	12/1/24	8,552	9,491
	Tyco Electronics Group SA	3.450%	8/1/24	8,016	8,559
	Tyco Electronics Group SA	3.700%	2/15/26	5,890	6,476
	Union Pacific Corp.	2.950%	1/15/23	9,521	9,796
	Union Pacific Corp.	2.750%	4/15/23	6,223	6,423
	Union Pacific Corp.	3.500%	6/8/23	13,292	14,002
	Union Pacific Corp.	3.646%	2/15/24	8,790	9,387
	Union Pacific Corp.	3.150%	3/1/24	16,387	17,408
	Union Pacific Corp.	3.750%	3/15/24	10,745	11,512
	Union Pacific Corp.	3.250%	1/15/25	7,855	8,446
	Union Pacific Corp.	3.750%	7/15/25	5,335	5,891
	Union Pacific Corp.	3.250%	8/15/25	7,625	8,270
	Union Pacific Corp.	2.750%	3/1/26	15,241	16,315
[1]	United Airlines Pass-Through Trust Class A Series 2012-1	4.150%	4/11/24	6,405	6,736
[1]	United Airlines Pass-Through Trust Class A Series 2013-1	4.300%	8/15/25	8,724	9,327
[1]	United Airlines Pass-Through Trust Class B Series 2020-1	4.875%	1/15/26	18,405	19,392
[1]	United Airlines Pass-Through Trust Class A Series 2014-1	4.000%	4/11/26	10,688	11,296
	United Parcel Service Inc.	2.450%	10/1/22	22,723	23,262
	United Parcel Service Inc.	2.500%	4/1/23	23,350	24,123
	United Parcel Service Inc.	2.200%	9/1/24	9,527	9,967
	United Parcel Service Inc.	2.800%	11/15/24	16,739	17,857
	United Parcel Service Inc.	3.900%	4/1/25	15,358	16,943
[3]	Vontier Corp.	1.800%	4/1/26	10,940	10,964
	Waste Management Inc.	2.900%	9/15/22	15,411	15,725
	Waste Management Inc.	2.400%	5/15/23	11,240	11,589
	Waste Management Inc.	0.750%	11/15/25	8,720	8,656
	Westinghouse Air Brake Technologies Corp.	4.400%	3/15/24	15,411	16,622
	Westinghouse Air Brake Technologies Corp.	3.200%	6/15/25	11,733	12,506
	WW Grainger Inc.	1.850%	2/15/25	10,819	11,181
					3,262,939
Materials (2.0%)
	Air Products and Chemicals Inc.	2.750%	2/3/23	6,274	6,490
	Air Products and Chemicals Inc.	3.350%	7/31/24	8,740	9,377

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Air Products and Chemicals Inc.	1.500%	10/15/25	13,693	14,044
	Albemarle Corp.	4.150%	12/1/24	6,910	7,539
	ArcelorMittal SA	4.550%	3/11/26	7,650	8,642
[3]	Berry Global Inc.	0.950%	2/15/24	15,793	15,841
[3]	Berry Global Inc.	1.570%	1/15/26	31,887	32,162
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	10,690	11,466
	BHP Billiton Finance USA Ltd.	6.420%	3/1/26	5,224	6,413
	Carlisle Cos. Inc.	3.750%	11/15/22	4,887	5,037
	Carlisle Cos. Inc.	3.500%	12/1/24	8,903	9,579
	Celanese US Holdings LLC	4.625%	11/15/22	8,245	8,644
	Celanese US Holdings LLC	3.500%	5/8/24	11,463	12,244
	Celanese US Holdings LLC	1.400%	8/5/26	8,200	8,185
	Celulosa Arauco y Constitucion SA	4.500%	8/1/24	8,145	8,798
	CF Industries Inc.	3.450%	6/1/23	5,975	6,279
	Dow Chemical Co.	4.550%	11/30/25	727	826
	Dow Chemical Co.	3.625%	5/15/26	17,434	19,303
	DuPont de Nemours Inc.	4.205%	11/15/23	53,657	57,779
	DuPont de Nemours Inc.	4.493%	11/15/25	37,948	42,846
	Eastman Chemical Co.	3.800%	3/15/25	12,185	13,284
	Ecolab Inc.	2.375%	8/10/22	21,314	21,710
	Ecolab Inc.	3.250%	1/14/23	6,591	6,821
	EI du Pont de Nemours & Co.	1.700%	7/15/25	10,595	10,871
	Fibria Overseas Finance Ltd.	4.000%	1/14/25	7,315	7,866
	FMC Corp.	4.100%	2/1/24	6,970	7,449
	Georgia-Pacific LLC	8.000%	1/15/24	7,825	9,188
[3]	Georgia-Pacific LLC	0.625%	5/15/24	3,500	3,511
[3]	Georgia-Pacific LLC	1.750%	9/30/25	9,500	9,788
	International Flavors & Fragrances Inc.	3.200%	5/1/23	6,039	6,269
	International Paper Co.	3.800%	1/15/26	9,591	10,648
	Kinross Gold Corp.	5.950%	3/15/24	9,598	10,672
	Linde Inc.	2.700%	2/21/23	9,541	9,828
	Linde Inc.	2.650%	2/5/25	7,255	7,681
	Linde Inc.	3.200%	1/30/26	12,716	13,878
	LYB International Finance BV	4.000%	7/15/23	11,107	11,819
	LYB International Finance III LLC	2.875%	5/1/25	11,645	12,441
	LYB International Finance III LLC	1.250%	10/1/25	15,539	15,557
	LyondellBasell Industries NV	5.750%	4/15/24	16,197	18,082
	Martin Marietta Materials Inc.	0.650%	7/15/23	4,000	4,010
	Martin Marietta Materials Inc.	4.250%	7/2/24	9,154	9,971
	Mosaic Co.	3.250%	11/15/22	14,703	15,157
	Mosaic Co.	4.250%	11/15/23	22,827	24,427
	NewMarket Corp.	4.100%	12/15/22	2,375	2,476
	Newmont Corp.	3.700%	3/15/23	3,429	3,566
	Nucor Corp.	4.125%	9/15/22	10,450	10,760
	Nucor Corp.	4.000%	8/1/23	11,955	12,667
	Nucor Corp.	2.000%	6/1/25	16,181	16,758
	Nutrien Ltd.	3.150%	10/1/22	13,028	13,329
	Nutrien Ltd.	1.900%	5/13/23	9,439	9,658
	Nutrien Ltd.	3.500%	6/1/23	7,384	7,710
	Nutrien Ltd.	3.625%	3/15/24	13,965	14,895
	Nutrien Ltd.	3.375%	3/15/25	18,334	19,768
	Nutrien Ltd.	3.000%	4/1/25	7,738	8,243
	Packaging Corp. of America	4.500%	11/1/23	14,440	15,531
	Packaging Corp. of America	3.650%	9/15/24	6,807	7,341
	PPG Industries Inc.	3.200%	3/15/23	5,819	6,051

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PPG Industries Inc.	2.400%	8/15/24	8,761	9,181
	PPG Industries Inc.	1.200%	3/15/26	16,049	16,056
	Reliance Steel & Aluminum Co.	4.500%	4/15/23	5,083	5,353
	Reliance Steel & Aluminum Co.	1.300%	8/15/25	5,850	5,872
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	25,097	27,645
	RPM International Inc.	3.450%	11/15/22	4,009	4,118
	Sherwin-Williams Co.	3.125%	6/1/24	32,150	34,185
	Sherwin-Williams Co.	3.450%	8/1/25	7,483	8,144
	Southern Copper Corp.	3.500%	11/8/22	4,565	4,717
	Southern Copper Corp.	3.875%	4/23/25	8,742	9,522
	Steel Dynamics Inc.	2.800%	12/15/24	8,885	9,365
	Steel Dynamics Inc.	2.400%	6/15/25	9,395	9,798
	Vale Overseas Ltd.	6.250%	8/10/26	36,973	44,607
	Vulcan Materials Co.	4.500%	4/1/25	6,355	7,073
	Westlake Chemical Corp.	3.600%	8/15/26	16,983	18,740
	WestRock RKT LLC	4.000%	3/1/23	8,745	9,115
	WRKCo Inc.	3.000%	9/15/24	12,411	13,124
	WRKCo Inc.	3.750%	3/15/25	19,996	21,773
	WRKCo Inc.	4.650%	3/15/26	16,708	19,051
					978,614
Real Estate (3.5%)
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	20,908	22,699
	Alexandria Real Estate Equities Inc.	4.300%	1/15/26	1,437	1,617
	Alexandria Real Estate Equities Inc.	3.800%	4/15/26	8,292	9,242
	American Campus Communities Operating Partnership LP	3.750%	4/15/23	7,393	7,715
	American Campus Communities Operating Partnership LP	4.125%	7/1/24	9,174	9,991
	American Campus Communities Operating Partnership LP	3.300%	7/15/26	8,703	9,374
	American Tower Corp.	3.500%	1/31/23	25,520	26,623
	American Tower Corp.	3.000%	6/15/23	16,145	16,851
	American Tower Corp.	0.600%	1/15/24	6,558	6,555
	American Tower Corp.	5.000%	2/15/24	18,010	19,854
	American Tower Corp.	3.375%	5/15/24	19,303	20,604
	American Tower Corp.	2.950%	1/15/25	17,366	18,429
	American Tower Corp.	2.400%	3/15/25	15,090	15,752
	American Tower Corp.	4.000%	6/1/25	12,820	14,075
	American Tower Corp.	1.300%	9/15/25	13,943	14,014
	American Tower Corp.	4.400%	2/15/26	13,072	14,728
	American Tower Corp.	1.600%	4/15/26	12,337	12,466
[1]	AvalonBay Communities Inc.	2.950%	9/15/22	8,925	9,107
[1]	AvalonBay Communities Inc.	4.200%	12/15/23	6,728	7,235
[1]	AvalonBay Communities Inc.	3.500%	11/15/24	7,885	8,509
[1]	AvalonBay Communities Inc.	3.450%	6/1/25	11,107	12,101
[1]	AvalonBay Communities Inc.	3.500%	11/15/25	5,919	6,489
[1]	AvalonBay Communities Inc.	2.950%	5/11/26	11,416	12,338
	Boston Properties LP	3.850%	2/1/23	16,706	17,351
	Boston Properties LP	3.125%	9/1/23	18,343	19,186
	Boston Properties LP	3.800%	2/1/24	16,876	17,982
	Boston Properties LP	3.200%	1/15/25	14,558	15,549
	Boston Properties LP	3.650%	2/1/26	19,863	21,867
	Brandywine Operating Partnership LP	3.950%	2/15/23	5,217	5,430
	Brandywine Operating Partnership LP	4.100%	10/1/24	6,651	7,190
	Brixmor Operating Partnership LP	3.250%	9/15/23	9,497	9,986
	Brixmor Operating Partnership LP	3.650%	6/15/24	13,013	13,955
	Brixmor Operating Partnership LP	3.850%	2/1/25	14,122	15,319
	Brixmor Operating Partnership LP	4.125%	6/15/26	8,153	9,122

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Camden Property Trust	2.950%	12/15/22	8,851	9,085
	CBRE Services Inc.	4.875%	3/1/26	12,963	14,917
	CC Holdings GS V LLC	3.849%	4/15/23	30,993	32,652
	Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	7,863	8,503
	Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	7,076	7,542
	Corporate Office Properties LP	5.000%	7/1/25	7,242	8,151
	Corporate Office Properties LP	2.250%	3/15/26	6,780	6,988
	Crown Castle International Corp.	3.150%	7/15/23	11,353	11,889
	Crown Castle International Corp.	3.200%	9/1/24	19,201	20,488
	Crown Castle International Corp.	1.350%	7/15/25	10,448	10,534
	Crown Castle International Corp.	4.450%	2/15/26	22,325	25,141
	Crown Castle International Corp.	3.700%	6/15/26	21,922	24,135
	Crown Castle International Corp.	1.050%	7/15/26	9,040	8,901
	CubeSmart LP	4.375%	12/15/23	4,495	4,839
	CubeSmart LP	4.000%	11/15/25	6,956	7,670
	CyrusOne LP	2.900%	11/15/24	13,230	13,883
	Digital Realty Trust LP	4.750%	10/1/25	10,853	12,316
	Duke Realty LP	3.750%	12/1/24	4,870	5,283
	Duke Realty LP	3.250%	6/30/26	7,368	8,013
	Equinix Inc.	2.625%	11/18/24	29,102	30,584
	Equinix Inc.	1.250%	7/15/25	10,501	10,507
	Equinix Inc.	1.000%	9/15/25	15,672	15,593
	Equinix Inc.	1.450%	5/15/26	11,000	11,033
	ERP Operating LP	3.000%	4/15/23	10,108	10,472
	ERP Operating LP	3.375%	6/1/25	13,431	14,545
	Essex Portfolio LP	3.250%	5/1/23	8,955	9,302
	Essex Portfolio LP	3.875%	5/1/24	7,777	8,350
	Essex Portfolio LP	3.500%	4/1/25	16,984	18,384
	Essex Portfolio LP	3.375%	4/15/26	4,462	4,857
	Federal Realty Investment Trust	3.950%	1/15/24	11,003	11,762
	Federal Realty Investment Trust	1.250%	2/15/26	10,829	10,813
	GLP Capital LP	5.375%	11/1/23	10,430	11,307
	GLP Capital LP	3.350%	9/1/24	12,368	13,058
	GLP Capital LP	5.250%	6/1/25	18,775	21,068
	GLP Capital LP	5.375%	4/15/26	15,768	18,078
	Healthcare Trust of America Holdings LP	3.500%	8/1/26	12,634	13,822
	Healthpeak Properties Inc.	3.400%	2/1/25	8,567	9,196
	Healthpeak Properties Inc.	4.000%	6/1/25	7,247	7,986
	Healthpeak Properties Inc.	3.250%	7/15/26	13,227	14,393
	Highwoods Realty LP	3.625%	1/15/23	1,360	1,404
[1]	Host Hotels & Resorts LP	3.750%	10/15/23	9,736	10,241
	Host Hotels & Resorts LP	3.875%	4/1/24	9,707	10,337
[1]	Host Hotels & Resorts LP	4.000%	6/15/25	10,752	11,625
[1]	Host Hotels & Resorts LP	4.500%	2/1/26	8,552	9,445
	Kilroy Realty LP	3.800%	1/15/23	2,125	2,200
	Kilroy Realty LP	3.450%	12/15/24	9,170	9,804
	Kilroy Realty LP	4.375%	10/1/25	12,421	13,836
	Kimco Realty Corp.	3.400%	11/1/22	7,189	7,404
	Kimco Realty Corp.	3.125%	6/1/23	6,743	7,011
	Kimco Realty Corp.	2.700%	3/1/24	9,787	10,222
	Kimco Realty Corp.	3.300%	2/1/25	14,064	15,108
	LifeStorage LP	3.500%	7/1/26	11,534	12,675
	Mid-America Apartments LP	4.300%	10/15/23	7,080	7,569
	Mid-America Apartments LP	3.750%	6/15/24	7,042	7,574
	Mid-America Apartments LP	4.000%	11/15/25	8,908	9,886

Short-Term Corporate Bond Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Mid-America Apartments LP	1.100%	9/15/26	5,350	5,341
National Retail Properties Inc.	3.900%	6/15/24	7,373	7,952
National Retail Properties Inc.	4.000%	11/15/25	9,262	10,278
Office Properties Income Trust	4.250%	5/15/24	6,536	6,973
Office Properties Income Trust	4.500%	2/1/25	13,517	14,614
Office Properties Income Trust	2.650%	6/15/26	2,338	2,386
Omega Healthcare Investors Inc.	4.375%	8/1/23	12,580	13,362
Omega Healthcare Investors Inc.	4.950%	4/1/24	10,363	11,296
Omega Healthcare Investors Inc.	4.500%	1/15/25	8,698	9,552
Omega Healthcare Investors Inc.	5.250%	1/15/26	14,012	15,996
Piedmont Operating Partnership LP	3.400%	6/1/23	8,766	9,099
Piedmont Operating Partnership LP	4.450%	3/15/24	6,595	7,084
Public Storage	2.370%	9/15/22	13,077	13,337
Public Storage	0.875%	2/15/26	10,825	10,751
Realty Income Corp.	4.650%	8/1/23	25,178	26,938
Realty Income Corp.	3.875%	7/15/24	10,056	10,871
Realty Income Corp.	3.875%	4/15/25	13,474	14,838
Realty Income Corp.	0.750%	3/15/26	1,632	1,603
Retail Properties of America Inc.	4.000%	3/15/25	1,100	1,176
Sabra Health Care LP	4.800%	6/1/24	8,299	9,066
Sabra Health Care LP	5.125%	8/15/26	10,221	11,526
Simon Property Group LP	2.750%	2/1/23	14,888	15,308
Simon Property Group LP	2.750%	6/1/23	14,096	14,604
Simon Property Group LP	3.750%	2/1/24	11,029	11,792
Simon Property Group LP	2.000%	9/13/24	28,259	29,280
Simon Property Group LP	3.375%	10/1/24	17,382	18,665
Simon Property Group LP	3.500%	9/1/25	26,821	29,256
Simon Property Group LP	3.300%	1/15/26	12,275	13,309
SITE Centers Corp.	3.625%	2/1/25	7,468	7,917
SITE Centers Corp.	4.250%	2/1/26	2,831	3,097
SL Green Operating Partnership LP	3.250%	10/15/22	6,794	6,976
SL Green Realty Corp.	4.500%	12/1/22	6,258	6,487
Ventas Realty LP	3.125%	6/15/23	9,417	9,870
Ventas Realty LP	3.500%	4/15/24	8,023	8,550
Ventas Realty LP	3.750%	5/1/24	7,008	7,493
Ventas Realty LP	2.650%	1/15/25	7,988	8,380
Ventas Realty LP	3.500%	2/1/25	11,824	12,709
Ventas Realty LP	4.125%	1/15/26	15,135	16,842
VEREIT Operating Partnership LP	4.600%	2/6/24	13,964	15,130
VEREIT Operating Partnership LP	4.625%	11/1/25	9,527	10,796
VEREIT Operating Partnership LP	4.875%	6/1/26	11,803	13,634
Vornado Realty LP	3.500%	1/15/25	9,119	9,718
Vornado Realty LP	2.150%	6/1/26	10,134	10,379
Weingarten Realty Investors	3.375%	10/15/22	1,709	1,751
Weingarten Realty Investors	3.500%	4/15/23	2,965	3,077
Welltower Inc.	4.500%	1/15/24	10,308	11,131
Welltower Inc.	3.625%	3/15/24	25,627	27,367
Welltower Inc.	4.000%	6/1/25	42,550	46,804
Welltower Inc.	4.250%	4/1/26	2,591	2,912
Weyerhaeuser Co.	8.500%	1/15/25	4,534	5,629
WP Carey Inc.	4.600%	4/1/24	8,578	9,330
WP Carey Inc.	4.000%	2/1/25	9,361	10,196
				1,714,114
Technology (9.1%)
Adobe Inc.	1.700%	2/1/23	19,201	19,600

Short-Term Corporate Bond Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Adobe Inc.	1.900%	2/1/25	15,217	15,792
Adobe Inc.	3.250%	2/1/25	18,698	20,161
Advanced Micro Devices Inc.	7.500%	8/15/22	15	16
Altera Corp.	4.100%	11/15/23	14,972	16,164
Analog Devices Inc.	2.875%	6/1/23	7,696	7,986
Analog Devices Inc.	3.125%	12/5/23	10,539	11,122
Analog Devices Inc.	2.950%	4/1/25	12,084	12,920
Analog Devices Inc.	3.900%	12/15/25	15,840	17,651
Apple Inc.	1.700%	9/11/22	17,135	17,400
Apple Inc.	2.100%	9/12/22	16,349	16,642
Apple Inc.	2.400%	1/13/23	28,433	29,220
Apple Inc.	2.850%	2/23/23	26,024	26,913
Apple Inc.	2.400%	5/3/23	114,009	118,080
Apple Inc.	0.750%	5/11/23	47,666	48,075
Apple Inc.	3.000%	2/9/24	43,829	46,354
Apple Inc.	3.450%	5/6/24	51,518	55,568
Apple Inc.	2.850%	5/11/24	59,239	62,783
Apple Inc.	1.800%	9/11/24	19,453	20,168
Apple Inc.	2.750%	1/13/25	19,607	20,865
Apple Inc.	2.500%	2/9/25	27,253	28,820
Apple Inc.	1.125%	5/11/25	55,441	56,095
Apple Inc.	3.200%	5/13/25	53,111	57,659
Apple Inc.	0.550%	8/20/25	14,341	14,216
Apple Inc.	0.700%	2/8/26	53,460	53,139
Apple Inc.	3.250%	2/23/26	81,179	88,958
Apple Inc.	2.450%	8/4/26	48,000	51,203
Applied Materials Inc.	3.900%	10/1/25	14,416	16,057
Arrow Electronics Inc.	4.500%	3/1/23	5,850	6,127
Arrow Electronics Inc.	3.250%	9/8/24	14,271	15,135
Arrow Electronics Inc.	4.000%	4/1/25	4,870	5,269
Autodesk Inc.	3.600%	12/15/22	3,365	3,471
Autodesk Inc.	4.375%	6/15/25	9,724	10,836
Automatic Data Processing Inc.	3.375%	9/15/25	21,691	23,766
Avnet Inc.	4.875%	12/1/22	6,487	6,814
Avnet Inc.	4.625%	4/15/26	12,991	14,568
Broadcom Corp.	3.625%	1/15/24	863	917
Broadcom Corp.	3.125%	1/15/25	1,360	1,446
Broadcom Inc.	2.250%	11/15/23	7,476	7,723
Broadcom Inc.	3.625%	10/15/24	13,422	14,515
Broadcom Inc.	4.700%	4/15/25	27,352	30,615
Broadcom Inc.	3.150%	11/15/25	52,222	55,941
Broadcom Inc.	4.250%	4/15/26	24,370	27,252
Broadridge Financial Solutions Inc.	3.400%	6/27/26	10,537	11,582
Cadence Design Systems Inc.	4.375%	10/15/24	7,232	7,930
CDW LLC	4.125%	5/1/25	6,900	7,174
Cisco Systems Inc.	2.600%	2/28/23	8,911	9,225
Cisco Systems Inc.	2.200%	9/20/23	19,051	19,753
Cisco Systems Inc.	3.625%	3/4/24	19,151	20,671
Cisco Systems Inc.	3.500%	6/15/25	6,443	7,097
Cisco Systems Inc.	2.950%	2/28/26	17,616	19,215
Citrix Systems Inc.	1.250%	3/1/26	17,475	17,265
Dell International LLC	5.450%	6/15/23	81,100	87,432
Dell International LLC	4.000%	7/15/24	23,772	25,805
Dell International LLC	5.850%	7/15/25	29,171	34,080
Dell International LLC	6.020%	6/15/26	78,062	93,418

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Dell International LLC	4.900%	10/1/26	16,000	18,518
	DXC Technology Co.	4.250%	4/15/24	12,513	13,509
	DXC Technology Co.	4.125%	4/15/25	23,832	26,159
	Equifax Inc.	3.300%	12/15/22	16,494	16,981
	Equifax Inc.	3.950%	6/15/23	8,605	9,101
	Equifax Inc.	2.600%	12/1/24	18,437	19,401
	Equifax Inc.	2.600%	12/15/25	12,981	13,733
	Fidelity National Information Services Inc.	0.375%	3/1/23	19,151	19,148
	Fidelity National Information Services Inc.	0.600%	3/1/24	17,134	17,136
	Fidelity National Information Services Inc.	1.150%	3/1/26	31,960	31,829
	Fiserv Inc.	3.500%	10/1/22	17,172	17,626
	Fiserv Inc.	3.800%	10/1/23	35,882	38,264
	Fiserv Inc.	2.750%	7/1/24	55,468	58,608
	Fiserv Inc.	3.850%	6/1/25	10,193	11,192
	Fiserv Inc.	3.200%	7/1/26	43,000	46,741
	Flex Ltd.	5.000%	2/15/23	8,423	8,925
	Flex Ltd.	4.750%	6/15/25	13,186	14,683
	Flex Ltd.	3.750%	2/1/26	16,377	17,871
	Fortinet Inc.	1.000%	3/15/26	10,938	10,869
	Genpact Luxembourg Sarl	3.375%	12/1/24	3,602	3,854
	Harman International Industries Inc.	4.150%	5/15/25	6,278	6,918
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	38,262	39,682
	Hewlett Packard Enterprise Co.	2.250%	4/1/23	15,400	15,800
	Hewlett Packard Enterprise Co.	4.450%	10/2/23	22,727	24,455
	Hewlett Packard Enterprise Co.	1.450%	4/1/24	22,291	22,670
	Hewlett Packard Enterprise Co.	4.650%	10/1/24	22,263	24,691
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	52,051	59,317
	Hewlett Packard Enterprise Co.	1.750%	4/1/26	16,733	17,070
	HP Inc.	4.050%	9/15/22	8,753	9,078
	HP Inc.	2.200%	6/17/25	28,218	29,277
[3]	HP Inc.	1.450%	6/17/26	22,750	22,730
	Hubbell Inc.	3.350%	3/1/26	6,098	6,595
	IHS Markit Ltd.	4.125%	8/1/23	7,760	8,240
	IHS Markit Ltd.	3.625%	5/1/24	6,250	6,667
	Intel Corp.	2.700%	12/15/22	34,030	35,106
	Intel Corp.	2.875%	5/11/24	29,313	31,092
	Intel Corp.	3.400%	3/25/25	41,293	44,909
	Intel Corp.	3.700%	7/29/25	46,637	51,371
	Intel Corp.	2.600%	5/19/26	22,363	23,987
	International Business Machines Corp.	2.875%	11/9/22	36,889	38,022
	International Business Machines Corp.	3.375%	8/1/23	33,601	35,501
	International Business Machines Corp.	3.625%	2/12/24	29,365	31,540
	International Business Machines Corp.	3.000%	5/15/24	54,999	58,523
	International Business Machines Corp.	7.000%	10/30/25	8,075	10,045
	International Business Machines Corp.	3.450%	2/19/26	33,980	37,492
	International Business Machines Corp.	3.300%	5/15/26	77,579	85,413
	Intuit Inc.	0.650%	7/15/23	11,574	11,639
	Intuit Inc.	0.950%	7/15/25	10,293	10,334
[1]	J Paul Getty Trust	0.391%	1/1/24	300	299
	Jabil Inc.	4.700%	9/15/22	10,748	11,210
	Jabil Inc.	1.700%	4/15/26	2,090	2,111
	Juniper Networks Inc.	1.200%	12/10/25	12,783	12,774
	KLA Corp.	4.650%	11/1/24	25,563	28,373
	Lam Research Corp.	3.800%	3/15/25	10,321	11,320
	Lam Research Corp.	3.750%	3/15/26	14,800	16,534

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Legrand France SA	8.500%	2/15/25	7,880	9,811
	Leidos Inc.	2.950%	5/15/23	11,789	12,227
	Leidos Inc.	3.625%	5/15/25	9,903	10,734
[3]	Marvell Technology Inc.	4.200%	6/22/23	9,546	10,114
	Maxim Integrated Products Inc.	3.375%	3/15/23	9,501	9,855
	Microchip Technology Inc.	4.333%	6/1/23	22,662	24,031
	Microchip Technology Inc.	2.670%	9/1/23	825	857
	Micron Technology Inc.	2.497%	4/24/23	25,127	25,933
	Micron Technology Inc.	4.640%	2/6/24	11,691	12,723
	Micron Technology Inc.	4.975%	2/6/26	13,542	15,584
	Microsoft Corp.	2.650%	11/3/22	22,118	22,669
	Microsoft Corp.	2.125%	11/15/22	18,042	18,457
	Microsoft Corp.	2.375%	5/1/23	24,295	25,033
	Microsoft Corp.	2.000%	8/8/23	26,670	27,514
	Microsoft Corp.	3.625%	12/15/23	26,006	27,809
	Microsoft Corp.	2.875%	2/6/24	65,187	68,838
	Microsoft Corp.	2.700%	2/12/25	46,321	49,365
	Microsoft Corp.	3.125%	11/3/25	66,158	72,143
	Microsoft Corp.	2.400%	8/8/26	84,692	90,572
	Moody's Corp.	4.500%	9/1/22	11,924	12,285
	Moody's Corp.	2.625%	1/15/23	13,715	14,114
	Moody's Corp.	4.875%	2/15/24	10,616	11,610
	Moody's Corp.	3.750%	3/24/25	10,446	11,416
	Motorola Solutions Inc.	4.000%	9/1/24	12,267	13,394
	NetApp Inc.	3.300%	9/29/24	9,189	9,816
	NetApp Inc.	1.875%	6/22/25	15,737	16,208
	NVIDIA Corp.	0.309%	6/15/23	19,250	19,254
	NVIDIA Corp.	0.584%	6/14/24	9,641	9,665
[3]	NXP BV	4.875%	3/1/24	23,928	26,203
[3]	NXP BV	2.700%	5/1/25	19,134	20,130
[3]	NXP BV	5.350%	3/1/26	7,449	8,678
[3]	NXP BV	3.875%	6/18/26	16,594	18,393
	Oracle Corp.	2.500%	10/15/22	74,604	76,418
	Oracle Corp.	2.625%	2/15/23	45,631	47,026
	Oracle Corp.	3.625%	7/15/23	22,146	23,445
	Oracle Corp.	2.400%	9/15/23	56,689	58,741
	Oracle Corp.	3.400%	7/8/24	39,626	42,421
	Oracle Corp.	2.950%	11/15/24	42,200	44,936
	Oracle Corp.	2.500%	4/1/25	75,695	79,404
	Oracle Corp.	2.950%	5/15/25	41,318	43,970
	Oracle Corp.	1.650%	3/25/26	61,212	62,195
	Oracle Corp.	2.650%	7/15/26	61,894	65,560
	QUALCOMM Inc.	2.600%	1/30/23	15,973	16,477
	QUALCOMM Inc.	2.900%	5/20/24	16,381	17,384
	QUALCOMM Inc.	3.450%	5/20/25	31,460	34,251
	RELX Capital Inc.	3.500%	3/16/23	13,837	14,449
	Roper Technologies Inc.	2.800%	12/15/21	8,923	8,968
	Roper Technologies Inc.	3.125%	11/15/22	7,429	7,624
	Roper Technologies Inc.	3.650%	9/15/23	17,125	18,186
	Roper Technologies Inc.	2.350%	9/15/24	10,155	10,630
	Roper Technologies Inc.	1.000%	9/15/25	16,323	16,287
	Roper Technologies Inc.	3.850%	12/15/25	3,113	3,446
	S&P Global Inc.	4.000%	6/15/25	13,613	15,094
	salesforce.com Inc.	3.250%	4/11/23	22,690	23,723
	Skyworks Solutions Inc.	1.800%	6/1/26	12,884	13,098

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	SYNNEX Corp.	1.750%	8/9/26	12,175	12,125
	Texas Instruments Inc.	2.250%	5/1/23	5,625	5,784
	Texas Instruments Inc.	2.625%	5/15/24	13,084	13,775
	Texas Instruments Inc.	1.375%	3/12/25	23,270	23,734
	Verisk Analytics Inc.	4.125%	9/12/22	11,900	12,332
	Verisk Analytics Inc.	4.000%	6/15/25	21,661	23,915
	VMware Inc.	0.600%	8/15/23	29,640	29,672
	VMware Inc.	1.000%	8/15/24	7,000	7,029
	VMware Inc.	4.500%	5/15/25	20,251	22,623
	VMware Inc.	1.400%	8/15/26	34,140	34,103
	Xilinx Inc.	2.950%	6/1/24	16,248	17,158
					4,501,020
Utilities (4.9%)
	AEP Texas Inc.	2.400%	10/1/22	6,875	7,019
	AES Corp.	1.375%	1/15/26	16,301	16,205
[1]	Alabama Power Co.	2.450%	3/30/22	13,115	13,258
[1]	Alabama Power Co.	3.550%	12/1/23	6,299	6,736
	Ameren Corp.	2.500%	9/15/24	13,396	14,039
	Ameren Corp.	3.650%	2/15/26	5,739	6,287
	Ameren Illinois Co.	2.700%	9/1/22	5,442	5,540
	Ameren Illinois Co.	3.250%	3/1/25	4,877	5,250
[1]	American Electric Power Co. Inc.	2.950%	12/15/22	21,153	21,701
[1]	American Electric Power Co. Inc.	0.750%	11/1/23	2,000	2,000
[1]	American Electric Power Co. Inc.	1.000%	11/1/25	3,562	3,542
	American Water Capital Corp.	3.850%	3/1/24	5,057	5,438
	American Water Capital Corp.	3.400%	3/1/25	14,942	16,187
	Appalachian Power Co.	3.400%	6/1/25	4,629	4,992
	Arizona Public Service Co.	3.150%	5/15/25	5,789	6,213
	Atmos Energy Corp.	0.625%	3/9/23	14,000	14,001
	Avangrid Inc.	3.150%	12/1/24	14,446	15,425
	Avangrid Inc.	3.200%	4/15/25	14,972	16,036
	Baltimore Gas & Electric Co.	3.350%	7/1/23	7,765	8,122
	Baltimore Gas & Electric Co.	2.400%	8/15/26	7,069	7,461
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	11,922	12,294
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	11,349	12,103
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	8,340	9,010
	Berkshire Hathaway Energy Co.	4.050%	4/15/25	27,224	30,110
	Black Hills Corp.	4.250%	11/30/23	7,562	8,104
	Black Hills Corp.	1.037%	8/23/24	12,230	12,250
	Black Hills Corp.	3.950%	1/15/26	8,975	9,875
	CenterPoint Energy Inc.	2.500%	9/1/22	15,245	15,544
	CenterPoint Energy Inc.	3.850%	2/1/24	4,124	4,412
	CenterPoint Energy Inc.	2.500%	9/1/24	13,758	14,407
	CenterPoint Energy Inc.	1.450%	6/1/26	773	779
	CenterPoint Energy Resources Corp.	3.550%	4/1/23	8,789	9,193
	Cleco Corporate Holdings LLC	3.743%	5/1/26	8,040	8,782
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	2,300	2,608
	CMS Energy Corp.	3.000%	5/15/26	6,050	6,510
	Commonwealth Edison Co.	2.550%	6/15/26	4,337	4,617
	Connecticut Light & Power Co.	2.500%	1/15/23	12,502	12,810
[1]	Connecticut Light & Power Co.	0.750%	12/1/25	8,500	8,445
[1]	Consolidated Edison Inc.	0.650%	12/1/23	5,000	5,000
	Consumers Energy Co.	0.350%	6/1/23	3,175	3,177
	Consumers Energy Co.	3.375%	8/15/23	11,103	11,664
	Delmarva Power & Light Co.	3.500%	11/15/23	7,933	8,416

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Dominion Energy Inc.	2.750%	9/15/22	6,453	6,571
	Dominion Energy Inc.	3.071%	8/15/24	7,625	8,089
[1]	Dominion Energy Inc.	3.300%	3/15/25	11,492	12,398
	Dominion Energy Inc.	3.900%	10/1/25	19,897	21,908
[1]	Dominion Energy Inc.	1.450%	4/15/26	11,250	11,352
[1]	Dominion Energy Inc.	2.850%	8/15/26	1,212	1,295
[1]	Dominion Energy Inc.	5.750%	10/1/54	9,875	10,812
	DTE Electric Co.	3.650%	3/15/24	6,581	7,034
	DTE Electric Co.	3.375%	3/1/25	7,375	7,961
[1]	DTE Energy Co.	0.550%	11/1/22	17,848	17,894
	DTE Energy Co.	2.250%	11/1/22	16,772	17,131
[1]	DTE Energy Co.	2.529%	10/1/24	22,540	23,622
[1]	DTE Energy Co.	1.050%	6/1/25	20,600	20,560
	DTE Energy Co.	2.850%	10/1/26	7,000	7,491
	Duke Energy Carolinas LLC	3.350%	5/15/22	7,644	7,812
	Duke Energy Carolinas LLC	2.500%	3/15/23	12,231	12,591
	Duke Energy Carolinas LLC	3.050%	3/15/23	7,691	7,997
	Duke Energy Corp.	3.950%	10/15/23	9,796	10,429
	Duke Energy Corp.	3.750%	4/15/24	20,490	21,991
	Duke Energy Corp.	0.900%	9/15/25	10,925	10,841
	Duke Energy Corp.	2.650%	9/1/26	4,500	4,786
	Duke Energy Ohio Inc.	3.800%	9/1/23	8,131	8,609
	Duke Energy Progress LLC	2.800%	5/15/22	12,741	12,887
	Duke Energy Progress LLC	3.375%	9/1/23	6,503	6,869
	Duke Energy Progress LLC	3.250%	8/15/25	7,385	8,026
	Eastern Energy Gas Holdings LLC	3.550%	11/1/23	6,115	6,461
[1]	Eastern Energy Gas Holdings LLC	2.500%	11/15/24	9,576	10,033
	Eastern Energy Gas Holdings LLC	3.600%	12/15/24	7,814	8,436
	Edison International	2.400%	9/15/22	8,696	8,830
	Edison International	3.125%	11/15/22	5,451	5,595
	Edison International	2.950%	3/15/23	7,022	7,212
	Edison International	3.550%	11/15/24	14,186	15,076
	Edison International	4.950%	4/15/25	7,775	8,603
	Emera US Finance LP	3.550%	6/15/26	19,523	21,311
	Enel Generacion Chile SA	4.250%	4/15/24	5,690	6,116
	Entergy Arkansas LLC	3.700%	6/1/24	6,216	6,687
	Entergy Arkansas LLC	3.500%	4/1/26	12,348	13,577
	Entergy Corp.	0.900%	9/15/25	22,859	22,580
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	5,277	6,041
	Entergy Louisiana LLC	4.050%	9/1/23	8,752	9,297
	Entergy Louisiana LLC	0.620%	11/17/23	9,800	9,804
	Entergy Louisiana LLC	5.400%	11/1/24	7,418	8,482
	Evergy Inc.	2.450%	9/15/24	17,147	17,918
	Evergy Kansas Central Inc.	2.550%	7/1/26	13,015	13,788
	Evergy Metro Inc.	3.150%	3/15/23	6,672	6,906
	Evergy Metro Inc.	3.650%	8/15/25	805	881
	Eversource Energy	2.800%	5/1/23	7,755	8,010
[1]	Eversource Energy	3.800%	12/1/23	6,440	6,882
[1]	Eversource Energy	2.900%	10/1/24	9,416	9,986
[1]	Eversource Energy	3.150%	1/15/25	7,454	7,967
[1]	Eversource Energy	0.800%	8/15/25	6,889	6,819
[1]	Eversource Energy	1.400%	8/15/26	2,500	2,508
[1]	Exelon Corp.	3.950%	6/15/25	30,451	33,439
	Exelon Corp.	3.400%	4/15/26	18,503	20,194
	Exelon Generation Co. LLC	3.400%	3/15/22	6,040	6,122

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Exelon Generation Co. LLC	3.250%	6/1/25	19,899	21,401
	Florida Power & Light Co.	2.750%	6/1/23	5,618	5,792
	Florida Power & Light Co.	3.250%	6/1/24	9,512	10,100
	Florida Power & Light Co.	2.850%	4/1/25	21,505	22,944
	Florida Power & Light Co.	3.125%	12/1/25	15,028	16,287
	Georgia Power Co.	2.850%	5/15/22	7,492	7,630
[1]	Georgia Power Co.	2.100%	7/30/23	30,888	31,885
[1]	Georgia Power Co.	2.200%	9/15/24	9,690	10,092
	Georgia Power Co.	3.250%	4/1/26	8,965	9,712
	Iberdrola International BV	5.810%	3/15/25	2,796	3,241
	Interstate Power & Light Co.	3.250%	12/1/24	10,942	11,733
	IPALCO Enterprises Inc.	3.700%	9/1/24	9,641	10,334
	ITC Holdings Corp.	2.700%	11/15/22	13,746	14,091
	ITC Holdings Corp.	3.650%	6/15/24	8,873	9,507
	ITC Holdings Corp.	3.250%	6/30/26	8,821	9,609
[1]	Louisville Gas & Electric Co.	3.300%	10/1/25	3,466	3,767
	MidAmerican Energy Co.	3.500%	10/15/24	16,904	18,271
	National Fuel Gas Co.	3.750%	3/1/23	6,876	7,129
	National Fuel Gas Co.	5.200%	7/15/25	9,613	10,791
	National Fuel Gas Co.	5.500%	1/15/26	11,020	12,745
[1]	National Rural Utilities Cooperative Finance Corp.	2.300%	9/15/22	9,915	10,114
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	8,500	8,757
	National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	10,447	11,053
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	15,066	15,873
	National Rural Utilities Cooperative Finance Corp.	0.350%	2/8/24	10,028	9,975
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	13,979	14,843
[1]	National Rural Utilities Cooperative Finance Corp.	3.250%	11/1/25	13,674	14,846
	National Rural Utilities Cooperative Finance Corp.	1.000%	6/15/26	5,080	5,059
[1]	National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	10,020	10,471
[1]	National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	5,150	5,639
	NextEra Energy Capital Holdings Inc.	1.950%	9/1/22	4,893	4,974
	NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	10,086	10,398
	NextEra Energy Capital Holdings Inc.	0.650%	3/1/23	35,057	35,194
	NextEra Energy Capital Holdings Inc.	3.150%	4/1/24	28,993	30,729
	NextEra Energy Capital Holdings Inc.	2.750%	5/1/25	36,162	38,377
	NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	7,600	8,239
	NiSource Inc.	0.950%	8/15/25	24,839	24,669
	Northern States Power Co.	2.600%	5/15/23	13,615	13,985
	NSTAR Electric Co.	2.375%	10/15/22	8,943	9,099
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	1,175	1,251
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	17,149	18,141
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	5,903	6,304
	Oncor Electric Delivery Co. LLC	0.550%	10/1/25	8,725	8,561
	ONE Gas Inc.	0.850%	3/11/23	7,700	7,702
	ONE Gas Inc.	3.610%	2/1/24	3,797	4,023
	ONE Gas Inc.	1.100%	3/11/24	7,825	7,826
	Pacific Gas & Electric Co.	1.367%	3/10/23	14,750	14,702
	Pacific Gas & Electric Co.	4.250%	8/1/23	9,179	9,587
	Pacific Gas & Electric Co.	3.850%	11/15/23	20,443	21,275
	Pacific Gas & Electric Co.	3.750%	2/15/24	6,933	7,202
	Pacific Gas & Electric Co.	3.500%	6/15/25	16,074	16,672
	Pacific Gas & Electric Co.	3.450%	7/1/25	33,353	34,536
	Pacific Gas & Electric Co.	3.150%	1/1/26	62,466	63,825
	PacifiCorp	2.950%	6/1/23	5,282	5,481
	PacifiCorp	3.600%	4/1/24	6,015	6,436

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PECO Energy Co.	2.375%	9/15/22	6,215	6,312
	PECO Energy Co.	3.150%	10/15/25	724	784
	Pinnacle West Capital Corp.	1.300%	6/15/25	11,480	11,585
	Potomac Electric Power Co.	3.600%	3/15/24	4,511	4,822
	PPL Capital Funding Inc.	3.100%	5/15/26	20,590	22,156
	PSEG Power LLC	3.850%	6/1/23	17,232	18,188
	Public Service Co. of Colorado	2.250%	9/15/22	9,231	9,330
	Public Service Co. of New Hampshire	3.500%	11/1/23	10,686	11,314
[1]	Public Service Electric & Gas Co.	2.375%	5/15/23	9,732	10,027
[1]	Public Service Electric & Gas Co.	3.250%	9/1/23	3,149	3,318
[1]	Public Service Electric & Gas Co.	3.000%	5/15/25	4,686	5,010
[1]	Public Service Electric & Gas Co.	0.950%	3/15/26	5,558	5,555
	Public Service Enterprise Group Inc.	2.650%	11/15/22	14,994	15,384
	Public Service Enterprise Group Inc.	2.875%	6/15/24	25,667	27,138
	Public Service Enterprise Group Inc.	0.800%	8/15/25	12,516	12,388
	Puget Energy Inc.	3.650%	5/15/25	9,438	10,159
[1]	San Diego Gas & Electric Co.	3.600%	9/1/23	8,594	9,061
	San Diego Gas & Electric Co.	2.500%	5/15/26	5,233	5,547
	Sempra Energy	2.875%	10/1/22	15,371	15,671
	Sempra Energy	2.900%	2/1/23	14,203	14,657
	Sempra Energy	4.050%	12/1/23	11,259	12,040
	Sempra Energy	3.550%	6/15/24	12,140	12,989
	Sempra Energy	3.750%	11/15/25	9,231	10,122
	Sierra Pacific Power Co.	2.600%	5/1/26	13,990	14,866
	Southern California Edison Co.	0.700%	4/3/23	7,350	7,377
[1]	Southern California Edison Co.	3.400%	6/1/23	9,205	9,629
[1]	Southern California Edison Co.	0.700%	8/1/23	1,250	1,251
[1]	Southern California Edison Co.	3.500%	10/1/23	11,449	12,058
	Southern California Edison Co.	1.100%	4/1/24	12,565	12,616
[1]	Southern California Edison Co.	0.975%	8/1/24	3,000	3,001
[1]	Southern California Edison Co.	3.700%	8/1/25	20,366	22,296
[1]	Southern California Edison Co.	1.200%	2/1/26	8,035	8,009
	Southern California Gas Co.	3.150%	9/15/24	8,795	9,402
	Southern California Gas Co.	3.200%	6/15/25	2,758	2,965
[1]	Southern California Gas Co.	2.600%	6/15/26	9,550	10,180
	Southern Co.	2.950%	7/1/23	17,137	17,850
[1]	Southern Co.	0.600%	2/26/24	1,915	1,915
	Southern Co.	3.250%	7/1/26	38,998	42,245
[1]	Southern Co.	4.000%	1/15/51	26,425	28,063
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	12,031	12,477
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	4,831	5,225
	Southern Power Co.	4.150%	12/1/25	4,666	5,214
	Southern Power Co.	0.900%	1/15/26	6,150	6,061
[1]	Southwestern Electric Power Co.	1.650%	3/15/26	12,838	13,045
	Southwestern Public Service Co.	3.300%	6/15/24	5,877	6,234
	Tucson Electric Power Co.	3.050%	3/15/25	6,507	6,956
	Union Electric Co.	3.500%	4/15/24	6,833	7,301
	Virginia Electric & Power Co.	3.450%	9/1/22	8,427	8,622
[1]	Virginia Electric & Power Co.	2.750%	3/15/23	28,579	29,476
	Virginia Electric & Power Co.	3.450%	2/15/24	6,421	6,819
[1]	Virginia Electric & Power Co.	3.100%	5/15/25	2,583	2,767
[1]	Virginia Electric & Power Co.	3.150%	1/15/26	26,407	28,671
	WEC Energy Group Inc.	0.550%	9/15/23	7,928	7,931
	WEC Energy Group Inc.	0.800%	3/15/24	14,800	14,873
	WEC Energy Group Inc.	3.550%	6/15/25	10,241	11,161

Short-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Wisconsin Electric Power Co.	2.050%	12/15/24	8,747	9,130
	Xcel Energy Inc.	0.500%	10/15/23	8,724	8,743
	Xcel Energy Inc.	3.300%	6/1/25	12,497	13,436
					2,432,380
Total Corporate Bonds (Cost $48,126,211)					48,866,699
				Shares
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[4]	Vanguard Market Liquidity Fund (Cost $179,568)	0.068%		1,795,678	179,568
Total Investments (99.6%) (Cost $48,331,277)					49,071,765
Other Assets and Liabilities—Net (0.4%)					189,444
Net Assets (100%)					49,261,209
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Securities with a value of $395,000 have been segregated as initial margin for open futures contracts.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, the aggregate value was $280,867,000, representing 0.6% of net assets.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	December 2021	559	69,159	180

Short Futures Contracts
2-Year U.S. Treasury Note	December 2021	(560)	(123,384)	(33)
				147

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $48,151,709)	48,892,197
Affiliated Issuers (Cost $179,568)	179,568
Total Investments in Securities	49,071,765
Investment in Vanguard	1,644
Receivables for Investment Securities Sold	644,093
Receivables for Accrued Income	382,736
Receivables for Capital Shares Issued	33,244
Total Assets	50,133,482
Liabilities
Due to Custodian	11,139
Payables for Investment Securities Purchased	854,804
Payables for Capital Shares Redeemed	4,477
Payables for Distributions	1,619
Payables to Vanguard	233
Variation Margin Payable—Futures Contracts	1
Total Liabilities	872,273
Net Assets	49,261,209

Short-Term Corporate Bond Index Fund
Statement of Assets and Liabilities (continued)
At August 31, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	48,385,255
Total Distributable Earnings (Loss)	875,954
Net Assets	49,261,209

ETF Shares—Net Assets
Applicable to 502,800,099 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	41,568,917
Net Asset Value Per Share—ETF Shares	$82.67

Admiral Shares—Net Assets
Applicable to 241,671,917 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,434,614
Net Asset Value Per Share—Admiral Shares	$22.49

Institutional Shares—Net Assets
Applicable to 82,013,809 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,257,678
Net Asset Value Per Share—Institutional Shares	$27.53
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Interest[1]	785,382
Total Income	785,382
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,035
Management and Administrative—ETF Shares	12,116
Management and Administrative—Admiral Shares	3,132
Management and Administrative—Institutional Shares	877
Marketing and Distribution—ETF Shares	1,627
Marketing and Distribution—Admiral Shares	227
Marketing and Distribution—Institutional Shares	59
Custodian Fees	113
Auditing Fees	42
Shareholders’ Reports—ETF Shares	607
Shareholders’ Reports—Admiral Shares	35
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	15
Total Expenses	19,886
Net Investment Income	765,496
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	443,039
Futures Contracts	1,657
Realized Net Gain (Loss)	444,696
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(585,115)
Futures Contracts	138
Change in Unrealized Appreciation (Depreciation)	(584,977)
Net Increase (Decrease) in Net Assets Resulting from Operations	625,215
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $130,000, $9,000, and ($9,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $228,237,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	765,496	837,979
Realized Net Gain (Loss)	444,696	72,751
Change in Unrealized Appreciation (Depreciation)	(584,977)	649,105
Net Increase (Decrease) in Net Assets Resulting from Operations	625,215	1,559,835
Distributions
ETF Shares	(645,913)	(684,396)
Admiral Shares	(85,363)	(115,588)
Institutional Shares	(33,937)	(41,601)
Total Distributions	(765,213)	(841,585)
Capital Share Transactions
ETF Shares	9,889,691	6,667,731
Admiral Shares	746,963	303,962
Institutional Shares	603,699	(11,125)
Net Increase (Decrease) from Capital Share Transactions	11,240,353	6,960,568
Total Increase (Decrease)	11,100,355	7,678,818
Net Assets
Beginning of Period	38,160,854	30,482,036
End of Period	49,261,209	38,160,854
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$82.95	$81.18	$78.32	$80.25	$80.52
Investment Operations
Net Investment Income[1]	1.433	2.127	2.311	1.950	1.768
Net Realized and Unrealized Gain (Loss) on Investments	(.250)	1.815	2.826	(1.953)	(.317)
Total from Investment Operations	1.183	3.942	5.137	(.003)	1.451
Distributions
Dividends from Net Investment Income	(1.463)	(2.172)	(2.277)	(1.927)	(1.721)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.463)	(2.172)	(2.277)	(1.927)	(1.721)
Net Asset Value, End of Period	$82.67	$82.95	$81.18	$78.32	$80.25
Total Return	1.44%	4.95%	6.68%	0.01%	1.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$41,569	$31,797	$24,537	$21,511	$20,862
Ratio of Total Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.73%	2.62%	2.92%	2.48%	2.21%
Portfolio Turnover Rate[2]	42%	56%	51%	56%	66%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.55	$22.06	$21.28	$21.81	$21.89
Investment Operations
Net Investment Income[1]	.385	.578	.625	.532	.481
Net Realized and Unrealized Gain (Loss) on Investments	(.063)	.485	.777	(.531)	(.088)
Total from Investment Operations	.322	1.063	1.402	.001	.393
Distributions
Dividends from Net Investment Income	(.382)	(.573)	(.622)	(.531)	(.473)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.382)	(.573)	(.622)	(.531)	(.473)
Net Asset Value, End of Period	$22.49	$22.55	$22.06	$21.28	$21.81
Total Return[2]	1.44%	4.90%	6.70%	0.02%	1.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,435	$4,703	$4,312	$3,533	$3,180
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.71%	2.61%	2.90%	2.48%	2.21%
Portfolio Turnover Rate[3]	42%	56%	51%	56%	66%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$27.61	$27.00	$26.06	$26.70	$26.80
Investment Operations
Net Investment Income[1]	.473	.713	.768	.656	.594
Net Realized and Unrealized Gain (Loss) on Investments	(.080)	.604	.939	(.641)	(.111)
Total from Investment Operations	.393	1.317	1.707	.015	.483
Distributions
Dividends from Net Investment Income	(.473)	(.707)	(.767)	(.655)	(.583)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.473)	(.707)	(.767)	(.655)	(.583)
Net Asset Value, End of Period	$27.53	$27.61	$27.00	$26.06	$26.70
Total Return	1.44%	4.96%	6.66%	0.07%	1.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,258	$1,661	$1,633	$1,706	$1,515
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	1.72%	2.63%	2.92%	2.50%	2.23%
Portfolio Turnover Rate[2]	42%	56%	51%	56%	66%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund
Notes to Financial Statements
Vanguard Short-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

Short-Term Corporate Bond Index Fund
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

Short-Term Corporate Bond Index Fund
expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $1,644,000, representing less than 0.01% of the fund’s net assets and 0.66% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	25,498	—	25,498
Corporate Bonds	—	48,866,699	—	48,866,699
Temporary Cash Investments	179,568	—	—	179,568
Total	179,568	48,892,197	—	49,071,765

Derivative Financial Instruments
Assets
Futures Contracts[1]	180	—	—	180
Liabilities
Futures Contracts[1]	33	—	—	33
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Short-Term Corporate Bond Index Fund
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	232,132
Total Distributable Earnings (Loss)	(232,132)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	55,600
Undistributed Long-Term Gains	85,558
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	736,415
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	765,213	841,585
Long-Term Capital Gains	—	—
Total	765,213	841,585
*	Includes short-term capital gains, if any.

Short-Term Corporate Bond Index Fund
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	48,335,350
Gross Unrealized Appreciation	784,737
Gross Unrealized Depreciation	(48,322)
Net Unrealized Appreciation (Depreciation)	736,415
E.	During the year ended August 31, 2021, the fund purchased $30,232,511,000 of investment securities and sold $18,554,453,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $5,456,073,000 and $5,444,804,000, respectively. Purchases and sales include $15,049,465,000 and $5,429,863,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $8,990,398,000 and sales were $638,459,000, resulting in net realized gain (loss) of $4,820,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	15,422,692	186,381	15,381,735	189,581
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(5,533,001)	(66,900)	(8,714,004)	(108,500)
Net Increase (Decrease)—ETF Shares	9,889,691	119,481	6,667,731	81,081
Admiral Shares
Issued	2,599,871	115,389	2,392,625	108,113
Issued in Lieu of Cash Distributions	66,646	2,960	91,744	4,151
Redeemed	(1,919,554)	(85,219)	(2,180,407)	(99,225)
Net Increase (Decrease)—Admiral Shares	746,963	33,130	303,962	13,039
Institutional Shares
Issued	991,645	35,943	491,624	18,281
Issued in Lieu of Cash Distributions	30,224	1,097	34,136	1,261
Redeemed	(418,170)	(15,180)	(536,885)	(19,854)
Net Increase (Decrease)—Institutional Shares	603,699	21,860	(11,125)	(312)

Short-Term Corporate Bond Index Fund
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.

Intermediate-Term Corporate Bond Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Corporate Bond Index Fund ETF Shares Net Asset Value	2.08%	4.58%	5.05%	$16,369
Intermediate-Term Corporate Bond Index Fund ETF Shares Market Price	1.75	4.54	4.94	16,192
Bloomberg U.S. 5–10 Year Corporate Bond Index	1.95	4.72	5.12	16,468
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	13,728
Bloomberg U.S. 5–10 Year Corporate Bond Index: Includes U.S. dollar-denominated, investment-grade securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years.
Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.

Intermediate-Term Corporate Bond Index Fund
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Intermediate-Term Corporate Bond Index Fund Admiral Shares	1.77%	4.52%	5.03%	$16,329
Bloomberg U.S. 5–10 Year Corporate Bond Index	1.95	4.72	5.12	16,468
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	13,728

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Intermediate-Term Corporate Bond Index Fund Institutional Shares	1.81%	4.54%	5.05%	$8,181,176
Bloomberg U.S. 5–10 Year Corporate Bond Index	1.95	4.72	5.12	8,234,199
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	6,863,983
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021
	One Year	Five Years	Ten Years
Intermediate-Term Corporate Bond Index Fund ETF Shares Market Price	1.75%	24.85%	61.92%
Intermediate-Term Corporate Bond Index Fund ETF Shares Net Asset Value	2.08	25.09	63.69
Bloomberg U.S. 5–10 Year Corporate Bond Index	1.95	25.93	64.68
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

Intermediate-Term Corporate Bond Index Fund
Fund Allocation
As of August 31, 2021
Corporate Bonds – Communications	8.1%
Corporate Bonds – Consumer Discretionary	6.4
Corporate Bonds – Consumer Staples	6.6
Corporate Bonds – Energy	6.5
Corporate Bonds – Financials	29.0
Corporate Bonds – Health Care	9.0
Corporate Bonds – Industrials	7.2
Corporate Bonds – Materials	2.9
Corporate Bonds – Real Estate	6.9
Corporate Bonds – Technology	9.4
Corporate Bonds – Utilities	7.0
U.S. Government and Agency Obligations	1.0
The table reflects the fund's investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

Intermediate-Term Corporate Bond Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (1.0%)
U.S. Government Securities (1.0%)
	United States Treasury Note/Bond	0.625%	7/31/26	91,650	91,020
	United States Treasury Note/Bond	0.750%	8/31/26	114,160	114,017
	United States Treasury Note/Bond	1.125%	8/31/28	214,290	214,893
	United States Treasury Note/Bond	1.250%	8/15/31	88,268	87,813
Total U.S. Government and Agency Obligations (Cost $507,606)					507,743
Corporate Bonds (98.0%)
Communications (8.0%)
	Activision Blizzard Inc.	3.400%	9/15/26	19,865	21,880
	Activision Blizzard Inc.	3.400%	6/15/27	11,670	12,932
	Activision Blizzard Inc.	1.350%	9/15/30	9,447	8,884
	Alphabet Inc.	0.800%	8/15/27	18,289	17,965
	Alphabet Inc.	1.100%	8/15/30	50,747	48,682
	America Movil SAB de CV	3.625%	4/22/29	18,734	20,612
	America Movil SAB de CV	2.875%	5/7/30	27,253	28,757
	AT&T Inc.	3.800%	2/15/27	22,117	24,692
	AT&T Inc.	4.250%	3/1/27	38,069	43,399
	AT&T Inc.	2.300%	6/1/27	60,805	63,406
	AT&T Inc.	1.650%	2/1/28	49,233	49,241
[1]	AT&T Inc.	4.100%	2/15/28	43,570	49,719
	AT&T Inc.	4.350%	3/1/29	74,685	86,668
[1]	AT&T Inc.	4.300%	2/15/30	78,579	91,275
	AT&T Inc.	2.750%	6/1/31	22,731	23,820
[2]	AT&T Inc.	2.550%	12/1/33	40,000	40,198
	Baidu Inc.	3.625%	7/6/27	18,175	20,147
	Baidu Inc.	4.375%	3/29/28	9,025	10,269
	Baidu Inc.	4.875%	11/14/28	18,400	21,719
	Baidu Inc.	3.425%	4/7/30	11,664	12,620
	Baidu Inc.	2.375%	8/23/31	8,080	8,033
	Booking Holdings Inc.	3.550%	3/15/28	13,413	14,971
	Booking Holdings Inc.	4.625%	4/13/30	36,598	43,801
	British Telecommunications plc	5.125%	12/4/28	13,003	15,394
	British Telecommunications plc	9.625%	12/15/30	64,877	100,148
	Charter Communications Operating LLC	3.750%	2/15/28	31,855	35,203
	Charter Communications Operating LLC	4.200%	3/15/28	35,510	40,134
	Charter Communications Operating LLC	5.050%	3/30/29	29,997	35,535
	Charter Communications Operating LLC	2.800%	4/1/31	37,392	38,317
	Comcast Corp.	2.350%	1/15/27	34,629	36,519
	Comcast Corp.	3.300%	2/1/27	38,368	42,147

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Comcast Corp.	3.300%	4/1/27	16,296	17,955
	Comcast Corp.	3.150%	2/15/28	35,697	39,184
	Comcast Corp.	3.550%	5/1/28	13,623	15,251
	Comcast Corp.	4.150%	10/15/28	97,061	112,705
	Comcast Corp.	2.650%	2/1/30	55,157	58,093
	Comcast Corp.	3.400%	4/1/30	46,803	51,995
	Comcast Corp.	4.250%	10/15/30	31,065	36,639
	Comcast Corp.	1.950%	1/15/31	36,378	36,214
	Comcast Corp.	1.500%	2/15/31	41,415	39,626
	Deutsche Telekom International Finance BV	8.750%	6/15/30	90,364	135,938
	Discovery Communications LLC	3.950%	3/20/28	43,027	48,122
	Discovery Communications LLC	4.125%	5/15/29	20,624	23,303
	Discovery Communications LLC	3.625%	5/15/30	27,591	30,278
	Electronic Arts Inc.	1.850%	2/15/31	17,600	17,297
	Expedia Group Inc.	4.625%	8/1/27	20,600	23,307
	Expedia Group Inc.	3.800%	2/15/28	29,738	32,089
	Expedia Group Inc.	3.250%	2/15/30	27,050	28,029
	Expedia Group Inc.	2.950%	3/15/31	26,826	27,292
	Fox Corp.	4.709%	1/25/29	50,006	58,929
	Fox Corp.	3.500%	4/8/30	15,341	16,911
	Interpublic Group of Cos. Inc.	4.650%	10/1/28	6,935	8,163
	Interpublic Group of Cos. Inc.	4.750%	3/30/30	20,238	24,214
	Interpublic Group of Cos. Inc.	2.400%	3/1/31	16,335	16,677
	Koninklijke KPN NV	8.375%	10/1/30	14,414	20,676
	Omnicom Group Inc.	2.450%	4/30/30	12,420	12,738
	Omnicom Group Inc.	4.200%	6/1/30	15,898	18,404
	Omnicom Group Inc.	2.600%	8/1/31	10,270	10,592
	Orange SA	9.000%	3/1/31	57,908	91,566
	Rogers Communications Inc.	2.900%	11/15/26	7,395	7,917
	TCI Communications Inc.	7.125%	2/15/28	7,015	9,358
	Telefonica Emisiones SA	4.103%	3/8/27	36,949	41,729
	Telefonica Europe BV	8.250%	9/15/30	29,974	43,812
	TELUS Corp.	2.800%	2/16/27	13,440	14,414
	TELUS Corp.	3.700%	9/15/27	4,479	5,055
	Tencent Music Entertainment Group	2.000%	9/3/30	10,490	10,098
	T-Mobile USA Inc.	3.750%	4/15/27	97,627	108,331
	T-Mobile USA Inc.	2.050%	2/15/28	44,521	45,281
	T-Mobile USA Inc.	3.875%	4/15/30	173,210	194,006
	T-Mobile USA Inc.	2.550%	2/15/31	63,841	65,223
[1]	TWDC Enterprises 18 Corp.	2.950%	6/15/27	15,114	16,560
	VeriSign Inc.	2.700%	6/15/31	18,530	19,092
	Verizon Communications Inc.	4.125%	3/16/27	68,849	78,670
	Verizon Communications Inc.	3.000%	3/22/27	24,308	26,289
	Verizon Communications Inc.	2.100%	3/22/28	73,389	75,356
	Verizon Communications Inc.	4.329%	9/21/28	109,688	127,962
	Verizon Communications Inc.	3.875%	2/8/29	14,915	17,001
	Verizon Communications Inc.	4.016%	12/3/29	99,261	114,298
	Verizon Communications Inc.	3.150%	3/22/30	40,452	43,843
	Verizon Communications Inc.	1.500%	9/18/30	21,795	21,009
	Verizon Communications Inc.	1.680%	10/30/30	37,926	36,610
	Verizon Communications Inc.	1.750%	1/20/31	56,676	54,798
	Verizon Communications Inc.	2.550%	3/21/31	111,147	114,768
	ViacomCBS Inc.	2.900%	1/15/27	19,752	21,085
	ViacomCBS Inc.	3.375%	2/15/28	9,309	10,241
	ViacomCBS Inc.	3.700%	6/1/28	15,836	17,686

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	ViacomCBS Inc.	4.200%	6/1/29	16,686	19,221
	ViacomCBS Inc.	7.875%	7/30/30	14,115	20,134
	ViacomCBS Inc.	4.950%	1/15/31	38,832	46,971
	Vodafone Group plc	4.375%	5/30/28	78,037	90,671
	Vodafone Group plc	7.875%	2/15/30	11,996	17,298
	Walt Disney Co.	3.375%	11/15/26	11,032	12,193
	Walt Disney Co.	3.700%	3/23/27	17,169	19,405
	Walt Disney Co.	2.200%	1/13/28	28,026	29,224
	Walt Disney Co.	2.000%	9/1/29	49,439	50,373
	Walt Disney Co.	3.800%	3/22/30	33,256	38,380
	Walt Disney Co.	2.650%	1/13/31	55,727	59,290
	Weibo Corp.	3.375%	7/8/30	16,015	16,346
	WPP Finance 2010	3.750%	9/19/24	1	1
					3,919,273
Consumer Discretionary (6.3%)
	Advance Auto Parts Inc.	1.750%	10/1/27	4,448	4,464
	Advance Auto Parts Inc.	3.900%	4/15/30	16,556	18,510
	Alibaba Group Holding Ltd.	3.400%	12/6/27	58,076	63,286
	Alibaba Group Holding Ltd.	2.125%	2/9/31	34,458	33,830
	Amazon.com Inc.	1.200%	6/3/27	46,011	46,162
	Amazon.com Inc.	3.150%	8/22/27	73,799	81,657
	Amazon.com Inc.	1.650%	5/12/28	58,400	59,362
	Amazon.com Inc.	1.500%	6/3/30	48,926	48,126
	Amazon.com Inc.	2.100%	5/12/31	83,200	85,417
[1]	American Honda Finance Corp.	2.300%	9/9/26	10,230	10,782
[1]	American Honda Finance Corp.	2.350%	1/8/27	13,701	14,436
[1]	American Honda Finance Corp.	3.500%	2/15/28	4,171	4,668
[1]	American Honda Finance Corp.	2.000%	3/24/28	24,850	25,563
[1]	American Honda Finance Corp.	1.800%	1/13/31	11,925	11,854
	Aptiv plc	4.350%	3/15/29	5,680	6,590
	AutoNation Inc.	3.800%	11/15/27	10,748	11,883
	AutoNation Inc.	4.750%	6/1/30	9,345	11,029
	AutoNation Inc.	2.400%	8/1/31	11,000	10,890
	AutoZone Inc.	3.750%	6/1/27	11,512	12,945
	AutoZone Inc.	3.750%	4/18/29	23,343	26,235
	AutoZone Inc.	4.000%	4/15/30	15,690	17,989
	AutoZone Inc.	1.650%	1/15/31	14,565	14,010
	Best Buy Co. Inc.	4.450%	10/1/28	11,764	13,712
	Best Buy Co. Inc.	1.950%	10/1/30	14,106	13,930
	Block Financial LLC	2.500%	7/15/28	14,090	14,366
	Block Financial LLC	3.875%	8/15/30	14,291	15,618
	BorgWarner Inc.	3.375%	3/15/25	1	1
	BorgWarner Inc.	2.650%	7/1/27	27,185	28,909
	Brunswick Corp.	2.400%	8/18/31	16,200	15,913
	Choice Hotels International Inc.	3.700%	12/1/29	4,254	4,590
	Choice Hotels International Inc.	3.700%	1/15/31	7,834	8,513
[2]	Daimler Finance North America LLC	3.100%	8/15/29	18,342	19,942
	Daimler Finance North America LLC	8.500%	1/18/31	20,384	31,245
[2]	Daimler Finance North America LLC	2.450%	3/2/31	8,000	8,270
	Darden Restaurants Inc.	3.850%	5/1/27	10,233	11,360
	DR Horton Inc.	1.400%	10/15/27	10,426	10,328
	eBay Inc.	3.600%	6/5/27	21,252	23,741
	eBay Inc.	2.700%	3/11/30	24,733	25,904
	eBay Inc.	2.600%	5/10/31	16,976	17,500
[1]	Emory University	2.143%	9/1/30	9,097	9,342

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Fortune Brands Home & Security Inc.	3.250%	9/15/29	16,730	18,191
	General Motors Co.	4.200%	10/1/27	19,389	21,719
	General Motors Co.	6.800%	10/1/27	28,481	35,875
	General Motors Co.	5.000%	10/1/28	20,458	23,916
	General Motors Financial Co. Inc.	4.000%	10/6/26	29,827	32,987
	General Motors Financial Co. Inc.	4.350%	1/17/27	28,971	32,643
	General Motors Financial Co. Inc.	2.700%	8/20/27	10,719	11,192
	General Motors Financial Co. Inc.	3.850%	1/5/28	10,663	11,695
	General Motors Financial Co. Inc.	2.400%	4/10/28	20,150	20,541
	General Motors Financial Co. Inc.	5.650%	1/17/29	14,368	17,491
	General Motors Financial Co. Inc.	3.600%	6/21/30	24,326	26,393
	General Motors Financial Co. Inc.	2.350%	1/8/31	24,875	24,631
	General Motors Financial Co. Inc.	2.700%	6/10/31	24,050	24,401
	Genuine Parts Co.	1.875%	11/1/30	10,448	10,192
	Hasbro Inc.	3.550%	11/19/26	10,105	11,081
	Hasbro Inc.	3.500%	9/15/27	5,643	6,197
	Hasbro Inc.	3.900%	11/19/29	22,101	24,712
	Home Depot Inc.	2.125%	9/15/26	21,843	22,989
	Home Depot Inc.	2.500%	4/15/27	41,059	43,909
	Home Depot Inc.	2.800%	9/14/27	27,955	30,430
	Home Depot Inc.	0.900%	3/15/28	15,254	14,837
	Home Depot Inc.	3.900%	12/6/28	14,456	16,786
	Home Depot Inc.	2.950%	6/15/29	33,885	37,097
	Home Depot Inc.	2.700%	4/15/30	34,756	37,338
	Home Depot Inc.	1.375%	3/15/31	31,741	30,640
	Hyatt Hotels Corp.	4.375%	9/15/28	10,467	11,470
	Hyatt Hotels Corp.	5.750%	4/23/30	10,925	13,095
	JD.com Inc.	3.375%	1/14/30	14,558	15,588
	Kohl's Corp.	3.375%	5/1/31	12,290	12,920
	Las Vegas Sands Corp.	3.900%	8/8/29	19,552	20,585
	Lear Corp.	3.800%	9/15/27	15,918	17,714
	Lear Corp.	4.250%	5/15/29	10,089	11,445
	Lear Corp.	3.500%	5/30/30	9,940	10,778
	Leggett & Platt Inc.	3.500%	11/15/27	8,797	9,607
	Leggett & Platt Inc.	4.400%	3/15/29	14,611	16,853
	Leland Stanford Junior University	1.289%	6/1/27	7,330	7,453
	Lennar Corp.	5.000%	6/15/27	3,081	3,594
	Lennar Corp.	4.750%	11/29/27	33,570	39,041
	Lowe's Cos. Inc.	3.100%	5/3/27	19,056	20,818
	Lowe's Cos. Inc.	1.300%	4/15/28	29,479	28,933
	Lowe's Cos. Inc.	6.500%	3/15/29	301	392
	Lowe's Cos. Inc.	3.650%	4/5/29	41,141	46,173
	Lowe's Cos. Inc.	4.500%	4/15/30	29,075	34,505
	Lowe's Cos. Inc.	1.700%	10/15/30	30,861	29,946
	Lowe's Cos. Inc.	2.625%	4/1/31	46,576	48,581
	Magna International Inc.	2.450%	6/15/30	17,941	18,529
[1]	Marriott International Inc.	4.000%	4/15/28	10,580	11,694
[1]	Marriott International Inc.	4.650%	12/1/28	4,907	5,632
[1]	Marriott International Inc.	4.625%	6/15/30	33,239	38,280
[1]	Marriott International Inc.	2.850%	4/15/31	29,565	30,081
	Masco Corp.	3.500%	11/15/27	6,965	7,667
	Masco Corp.	1.500%	2/15/28	15,054	14,847
	Masco Corp.	2.000%	10/1/30	8,008	7,893
	Masco Corp.	2.000%	2/15/31	12,975	12,831
[1]	McDonald's Corp.	3.500%	3/1/27	14,265	15,764

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	McDonald's Corp.	3.500%	7/1/27	24,116	26,806
[1]	McDonald's Corp.	3.800%	4/1/28	29,477	33,355
[1]	McDonald's Corp.	2.625%	9/1/29	35,233	37,182
[1]	McDonald's Corp.	2.125%	3/1/30	13,255	13,490
[1]	McDonald's Corp.	3.600%	7/1/30	24,540	27,712
	MDC Holdings Inc.	2.500%	1/15/31	17,070	16,731
	Mohawk Industries Inc.	3.625%	5/15/30	12,260	13,575
	NIKE Inc.	2.375%	11/1/26	15,905	16,944
	NIKE Inc.	2.750%	3/27/27	36,361	39,350
	NIKE Inc.	2.850%	3/27/30	32,378	35,353
	Nordstrom Inc.	4.000%	3/15/27	2,632	2,760
	Nordstrom Inc.	6.950%	3/15/28	1,515	1,791
	Nordstrom Inc.	4.375%	4/1/30	4,250	4,429
	Nordstrom Inc.	4.250%	8/1/31	19,250	20,075
	NVR Inc.	3.000%	5/15/30	21,047	22,315
	O'Reilly Automotive Inc.	3.600%	9/1/27	17,925	20,135
	O'Reilly Automotive Inc.	4.350%	6/1/28	18,166	21,135
	O'Reilly Automotive Inc.	3.900%	6/1/29	10,927	12,411
	O'Reilly Automotive Inc.	4.200%	4/1/30	11,642	13,532
	O'Reilly Automotive Inc.	1.750%	3/15/31	6,700	6,500
	Owens Corning	3.950%	8/15/29	12,141	13,787
	Owens Corning	3.875%	6/1/30	8,156	9,136
	PulteGroup Inc.	5.000%	1/15/27	11,591	13,543
	Ralph Lauren Corp.	2.950%	6/15/30	17,642	18,895
	Ross Stores Inc.	1.875%	4/15/31	11,880	11,624
	Sands China Ltd.	5.400%	8/8/28	48,939	56,501
	Sands China Ltd.	4.375%	6/18/30	12,859	14,010
	Snap-on Inc.	3.250%	3/1/27	2,815	3,083
	Stanley Black & Decker Inc.	4.250%	11/15/28	15,428	18,120
	Stanley Black & Decker Inc.	2.300%	3/15/30	13,078	13,652
	Starbucks Corp.	2.000%	3/12/27	13,322	13,767
	Starbucks Corp.	3.500%	3/1/28	8,617	9,610
	Starbucks Corp.	4.000%	11/15/28	19,483	22,498
	Starbucks Corp.	3.550%	8/15/29	23,194	26,011
	Starbucks Corp.	2.250%	3/12/30	13,917	14,205
	Starbucks Corp.	2.550%	11/15/30	36,268	37,832
	Steelcase Inc.	5.125%	1/18/29	10,990	12,862
	Tapestry Inc.	4.125%	7/15/27	15,512	16,994
	TJX Cos. Inc.	2.250%	9/15/26	23,382	24,675
	TJX Cos. Inc.	1.150%	5/15/28	13,652	13,331
	TJX Cos. Inc.	3.875%	4/15/30	18,840	21,760
	TJX Cos. Inc.	1.600%	5/15/31	3,715	3,632
	Toyota Motor Corp.	3.669%	7/20/28	12,039	13,685
	Toyota Motor Corp.	2.760%	7/2/29	8,425	9,130
	Toyota Motor Corp.	2.362%	3/25/31	11,211	11,834
[1]	Toyota Motor Credit Corp.	3.200%	1/11/27	25,453	28,029
[1]	Toyota Motor Credit Corp.	1.150%	8/13/27	17,653	17,527
[1]	Toyota Motor Credit Corp.	3.050%	1/11/28	11,202	12,308
[1]	Toyota Motor Credit Corp.	1.900%	4/6/28	10,318	10,587
	Toyota Motor Credit Corp.	3.650%	1/8/29	11,425	13,057
[1]	Toyota Motor Credit Corp.	2.150%	2/13/30	18,816	19,441
[1]	Toyota Motor Credit Corp.	3.375%	4/1/30	24,361	27,424
[1]	Toyota Motor Credit Corp.	1.650%	1/10/31	19,063	18,901
	Tractor Supply Co.	1.750%	11/1/30	15,853	15,434
	VF Corp.	2.800%	4/23/27	14,267	15,283

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	VF Corp.	2.950%	4/23/30	16,706	17,827
	Whirlpool Corp.	4.750%	2/26/29	25,493	30,245
	Whirlpool Corp.	2.400%	5/15/31	4,614	4,708
[1]	Yale University	1.482%	4/15/30	9,102	9,036
					3,093,029
Consumer Staples (6.6%)
	Ahold Finance USA LLC	6.875%	5/1/29	12,270	16,507
	Altria Group Inc.	2.625%	9/16/26	9,094	9,595
	Altria Group Inc.	4.800%	2/14/29	51,622	60,028
	Altria Group Inc.	3.400%	5/6/30	15,820	16,955
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	70,683	80,506
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	91,508	108,935
	Anheuser-Busch InBev Worldwide Inc.	3.500%	6/1/30	61,224	68,180
	Anheuser-Busch InBev Worldwide Inc.	4.900%	1/23/31	11,295	13,910
	Archer-Daniels-Midland Co.	3.250%	3/27/30	20,643	22,981
	Avery Dennison Corp.	4.875%	12/6/28	8,467	10,161
	Avery Dennison Corp.	2.650%	4/30/30	14,887	15,464
	BAT Capital Corp.	3.215%	9/6/26	37,654	40,247
	BAT Capital Corp.	4.700%	4/2/27	26,564	30,201
	BAT Capital Corp.	3.557%	8/15/27	65,500	70,893
	BAT Capital Corp.	2.259%	3/25/28	54,871	55,121
	BAT Capital Corp.	3.462%	9/6/29	14,448	15,380
	BAT Capital Corp.	4.906%	4/2/30	22,399	26,013
	BAT Capital Corp.	2.726%	3/25/31	28,154	28,157
[1]	Bestfoods	7.250%	12/15/26	200	263
	Bunge Ltd. Finance Corp.	3.750%	9/25/27	14,665	16,299
	Bunge Ltd. Finance Corp.	2.750%	5/14/31	23,795	24,439
	Campbell Soup Co.	4.150%	3/15/28	21,113	24,061
	Campbell Soup Co.	2.375%	4/24/30	15,491	15,758
	Church & Dwight Co. Inc.	3.150%	8/1/27	9,235	10,101
	Clorox Co.	3.100%	10/1/27	11,238	12,267
	Clorox Co.	3.900%	5/15/28	4,905	5,600
	Clorox Co.	1.800%	5/15/30	19,329	19,152
	Coca-Cola Co.	3.375%	3/25/27	19,085	21,340
	Coca-Cola Co.	2.900%	5/25/27	9,315	10,209
	Coca-Cola Co.	1.450%	6/1/27	35,929	36,638
	Coca-Cola Co.	1.500%	3/5/28	6,600	6,656
	Coca-Cola Co.	1.000%	3/15/28	30,938	30,197
	Coca-Cola Co.	2.125%	9/6/29	24,574	25,537
	Coca-Cola Co.	3.450%	3/25/30	27,959	31,781
	Coca-Cola Co.	1.650%	6/1/30	34,319	34,042
	Coca-Cola Co.	2.000%	3/5/31	33,090	33,719
	Coca-Cola Co.	1.375%	3/15/31	41,772	40,289
	Coca-Cola Femsa SAB de CV	2.750%	1/22/30	27,941	29,242
	Conagra Brands Inc.	1.375%	11/1/27	23,573	23,121
	Conagra Brands Inc.	7.000%	10/1/28	7,181	9,527
	Conagra Brands Inc.	4.850%	11/1/28	37,752	45,041
	Conagra Brands Inc.	8.250%	9/15/30	4,271	6,321
	Constellation Brands Inc.	3.700%	12/6/26	14,371	15,961
	Constellation Brands Inc.	3.500%	5/9/27	13,361	14,774
	Constellation Brands Inc.	3.600%	2/15/28	16,923	18,773
	Constellation Brands Inc.	4.650%	11/15/28	14,291	16,824
	Constellation Brands Inc.	3.150%	8/1/29	29,933	32,332
	Constellation Brands Inc.	2.875%	5/1/30	10,619	11,190
	Constellation Brands Inc.	2.250%	8/1/31	13,955	13,969

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Costco Wholesale Corp.	3.000%	5/18/27	32,353	35,599
	Costco Wholesale Corp.	1.375%	6/20/27	37,019	37,429
	Costco Wholesale Corp.	1.600%	4/20/30	54,003	53,611
	Diageo Capital plc	3.875%	5/18/28	7,483	8,567
	Diageo Capital plc	2.375%	10/24/29	25,651	26,780
	Diageo Capital plc	2.000%	4/29/30	16,552	16,683
	Dollar General Corp.	3.875%	4/15/27	12,050	13,546
	Dollar General Corp.	4.125%	5/1/28	11,604	13,359
	Dollar General Corp.	3.500%	4/3/30	33,057	36,856
	Dollar Tree Inc.	4.200%	5/15/28	30,754	35,002
	Estee Lauder Cos. Inc.	3.150%	3/15/27	8,270	9,121
	Estee Lauder Cos. Inc.	2.375%	12/1/29	17,012	17,894
	Estee Lauder Cos. Inc.	2.600%	4/15/30	16,084	17,114
	Estee Lauder Cos. Inc.	1.950%	3/15/31	14,050	14,224
	Flowers Foods Inc.	3.500%	10/1/26	5,921	6,464
	Flowers Foods Inc.	2.400%	3/15/31	16,559	16,741
	General Mills Inc.	3.200%	2/10/27	16,330	17,838
	General Mills Inc.	4.200%	4/17/28	30,343	34,942
	General Mills Inc.	2.875%	4/15/30	21,069	22,553
	Hershey Co.	2.300%	8/15/26	8,855	9,394
	Hershey Co.	2.450%	11/15/29	4,322	4,574
	Hershey Co.	1.700%	6/1/30	7,252	7,268
	Hormel Foods Corp.	1.700%	6/3/28	18,945	19,237
	Hormel Foods Corp.	1.800%	6/11/30	16,332	16,397
	Ingredion Inc.	3.200%	10/1/26	12,337	13,422
	Ingredion Inc.	2.900%	6/1/30	13,526	14,345
	J M Smucker Co.	3.375%	12/15/27	11,754	12,964
	J M Smucker Co.	2.375%	3/15/30	17,466	18,020
	Kellogg Co.	3.400%	11/15/27	15,255	16,825
	Kellogg Co.	4.300%	5/15/28	8,061	9,362
	Kellogg Co.	2.100%	6/1/30	21,614	21,784
[1]	Kellogg Co.	7.450%	4/1/31	7,864	11,392
	Keurig Dr Pepper Inc.	2.550%	9/15/26	11,282	11,986
	Keurig Dr Pepper Inc.	3.430%	6/15/27	16,079	17,802
	Keurig Dr Pepper Inc.	4.597%	5/25/28	51,687	60,653
	Keurig Dr Pepper Inc.	3.200%	5/1/30	15,659	17,065
	Keurig Dr Pepper Inc.	2.250%	3/15/31	12,875	13,057
	Kimberly-Clark Corp.	1.050%	9/15/27	14,732	14,631
	Kimberly-Clark Corp.	3.950%	11/1/28	10,114	11,753
	Kimberly-Clark Corp.	3.200%	4/25/29	11,429	12,726
	Kimberly-Clark Corp.	3.100%	3/26/30	23,886	26,569
	Kroger Co.	2.650%	10/15/26	26,946	28,714
	Kroger Co.	3.700%	8/1/27	9,455	10,626
	Kroger Co.	4.500%	1/15/29	8,582	10,175
[1]	Kroger Co.	7.700%	6/1/29	3,305	4,599
	Kroger Co.	2.200%	5/1/30	22,369	22,720
	Kroger Co.	1.700%	1/15/31	12,310	11,922
	Kroger Co.	7.500%	4/1/31	1,888	2,720
	McCormick & Co. Inc.	3.400%	8/15/27	13,076	14,526
	McCormick & Co. Inc.	2.500%	4/15/30	23,888	24,774
	McCormick & Co. Inc.	1.850%	2/15/31	5,764	5,641
	Mondelez International Inc.	2.750%	4/13/30	44,873	47,530
	Mondelez International Inc.	1.500%	2/4/31	9,015	8,630
	PepsiCo Inc.	2.375%	10/6/26	22,247	23,813
	PepsiCo Inc.	2.625%	3/19/27	29,364	31,616

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PepsiCo Inc.	3.000%	10/15/27	26,634	29,385
	PepsiCo Inc.	7.000%	3/1/29	8,216	11,514
	PepsiCo Inc.	2.625%	7/29/29	25,045	26,950
	PepsiCo Inc.	2.750%	3/19/30	32,159	34,861
	PepsiCo Inc.	1.625%	5/1/30	28,180	28,077
	PepsiCo Inc.	1.400%	2/25/31	17,247	16,906
	Philip Morris International Inc.	3.125%	8/17/27	8,897	9,753
	Philip Morris International Inc.	3.125%	3/2/28	14,079	15,356
	Philip Morris International Inc.	3.375%	8/15/29	14,628	16,219
	Philip Morris International Inc.	2.100%	5/1/30	25,988	26,268
	Philip Morris International Inc.	1.750%	11/1/30	12,545	12,249
	Procter & Gamble Co.	2.450%	11/3/26	21,694	23,239
	Procter & Gamble Co.	2.800%	3/25/27	24,090	26,199
	Procter & Gamble Co.	2.850%	8/11/27	18,827	20,610
	Procter & Gamble Co.	3.000%	3/25/30	34,903	38,750
	Procter & Gamble Co.	1.200%	10/29/30	27,105	26,121
	Procter & Gamble Co.	1.950%	4/23/31	17,415	17,884
	Sysco Corp.	3.250%	7/15/27	20,553	22,450
	Sysco Corp.	2.400%	2/15/30	26,670	27,482
	Sysco Corp.	5.950%	4/1/30	20,092	25,894
	Target Corp.	3.375%	4/15/29	24,797	27,870
	Target Corp.	2.350%	2/15/30	15,968	16,790
	Target Corp.	2.650%	9/15/30	10,515	11,339
	Tyson Foods Inc.	3.550%	6/2/27	30,442	33,927
	Tyson Foods Inc.	4.350%	3/1/29	23,191	27,114
	Unilever Capital Corp.	2.900%	5/5/27	27,725	30,145
	Unilever Capital Corp.	3.500%	3/22/28	13,149	14,788
	Unilever Capital Corp.	2.125%	9/6/29	38,504	39,840
	Unilever Capital Corp.	1.375%	9/14/30	12,325	11,986
	Unilever Capital Corp.	1.750%	8/12/31	23,000	22,858
	Walgreens Boots Alliance Inc.	3.200%	4/15/30	7,120	7,692
	Walmart Inc.	5.875%	4/5/27	5,251	6,564
	Walmart Inc.	3.700%	6/26/28	68,393	78,112
	Walmart Inc.	3.250%	7/8/29	33,690	37,821
	Walmart Inc.	2.375%	9/24/29	17,149	18,267
[3]	Walmart Inc.	7.550%	2/15/30	7,452	10,906
					3,220,398
Energy (6.4%)
	Baker Hughes a GE Co. LLC	3.337%	12/15/27	27,838	30,524
	Baker Hughes a GE Co. LLC	3.138%	11/7/29	11,509	12,455
	Baker Hughes a GE Co. LLC	4.486%	5/1/30	21,469	25,389
	Boardwalk Pipelines LP	4.450%	7/15/27	9,414	10,641
	Boardwalk Pipelines LP	4.800%	5/3/29	4,834	5,592
	Boardwalk Pipelines LP	3.400%	2/15/31	12,832	13,711
[1]	BP Capital Markets America Inc.	3.017%	1/16/27	31,947	34,549
	BP Capital Markets America Inc.	3.543%	4/6/27	12,425	13,773
[1]	BP Capital Markets America Inc.	3.588%	4/14/27	13,306	14,772
	BP Capital Markets America Inc.	3.937%	9/21/28	31,904	36,343
	BP Capital Markets America Inc.	4.234%	11/6/28	43,196	49,963
	BP Capital Markets America Inc.	3.633%	4/6/30	34,669	39,110
	BP Capital Markets America Inc.	1.749%	8/10/30	20,058	19,753
	BP Capital Markets plc	3.279%	9/19/27	32,245	35,576
	BP Capital Markets plc	3.723%	11/28/28	19,223	21,653
	Burlington Resources LLC	7.200%	8/15/31	4,763	6,862
	Canadian Natural Resources Ltd.	3.850%	6/1/27	40,420	44,537

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Canadian Natural Resources Ltd.	2.950%	7/15/30	12,256	12,777
	Cenovus Energy Inc.	4.250%	4/15/27	36,413	40,464
	Cenovus Energy Inc.	4.400%	4/15/29	18,618	20,924
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	37,251	43,410
	Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	40,243	44,223
	Chevron Corp.	1.995%	5/11/27	32,576	33,808
	Chevron Corp.	2.236%	5/11/30	35,088	36,393
	Chevron USA Inc.	1.018%	8/12/27	3,518	3,465
	Chevron USA Inc.	3.850%	1/15/28	13,114	14,870
	Chevron USA Inc.	3.250%	10/15/29	21,393	23,687
	Cimarex Energy Co.	3.900%	5/15/27	18,690	20,653
	Cimarex Energy Co.	4.375%	3/15/29	16,509	18,784
[2]	ConocoPhillips	3.750%	10/1/27	35,181	39,559
[2]	ConocoPhillips	4.300%	8/15/28	27,128	31,406
[2]	ConocoPhillips	2.400%	2/15/31	21,312	21,904
	ConocoPhillips Co.	6.950%	4/15/29	39,993	54,118
[2]	Devon Energy Corp.	5.250%	10/15/27	8,568	9,119
[2]	Devon Energy Corp.	5.875%	6/15/28	7,148	7,868
[2]	Devon Energy Corp.	4.500%	1/15/30	13,681	14,947
	Diamondback Energy Inc.	3.250%	12/1/26	19,535	20,963
	Diamondback Energy Inc.	3.500%	12/1/29	28,209	30,404
	Diamondback Energy Inc.	3.125%	3/24/31	22,027	22,986
[2]	Eastern Gas Transmission & Storage Inc.	3.000%	11/15/29	6,695	7,122
	Enable Midstream Partners LP	4.400%	3/15/27	18,582	20,676
	Enable Midstream Partners LP	4.950%	5/15/28	18,900	21,499
	Enable Midstream Partners LP	4.150%	9/15/29	13,777	15,110
	Enbridge Inc.	4.250%	12/1/26	22,504	25,395
	Enbridge Inc.	3.700%	7/15/27	14,411	15,973
	Enbridge Inc.	3.125%	11/15/29	24,142	25,928
	Energy Transfer LP	4.200%	4/15/27	15,741	17,488
[1]	Energy Transfer LP	5.500%	6/1/27	24,170	28,495
	Energy Transfer LP	4.000%	10/1/27	18,836	20,918
	Energy Transfer LP	4.950%	6/15/28	23,603	27,344
	Energy Transfer LP	5.250%	4/15/29	36,378	42,898
	Energy Transfer LP	3.750%	5/15/30	36,533	39,710
	Eni USA Inc.	7.300%	11/15/27	2,740	3,575
	Enterprise Products Operating LLC	3.950%	2/15/27	12,460	13,962
	Enterprise Products Operating LLC	4.150%	10/16/28	17,534	20,171
	Enterprise Products Operating LLC	3.125%	7/31/29	48,366	52,377
	Enterprise Products Operating LLC	2.800%	1/31/30	17,179	18,240
[1]	Enterprise Products Operating LLC	5.250%	8/16/77	13,731	14,301
[1]	Enterprise Products Operating LLC	5.375%	2/15/78	21,645	22,362
	EOG Resources Inc.	4.375%	4/15/30	20,075	23,720
	Exxon Mobil Corp.	2.275%	8/16/26	5,172	5,452
	Exxon Mobil Corp.	3.294%	3/19/27	11,405	12,607
	Exxon Mobil Corp.	2.440%	8/16/29	29,218	30,690
	Exxon Mobil Corp.	3.482%	3/19/30	49,470	55,627
	Exxon Mobil Corp.	2.610%	10/15/30	53,507	56,711
	Halliburton Co.	2.920%	3/1/30	26,515	27,601
	Hess Corp.	4.300%	4/1/27	29,457	32,747
	Hess Corp.	7.875%	10/1/29	7,188	9,817
	Hess Corp.	7.300%	8/15/31	10,100	13,733
	HollyFrontier Corp.	4.500%	10/1/30	9,738	10,473
	Kinder Morgan Energy Partners LP	7.400%	3/15/31	2,066	2,876
	Kinder Morgan Inc.	4.300%	3/1/28	29,951	34,236

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kinder Morgan Inc.	2.000%	2/15/31	32,003	31,221
[1]	Kinder Morgan Inc.	7.800%	8/1/31	3,269	4,708
	Magellan Midstream Partners LP	3.250%	6/1/30	9,532	10,268
	Marathon Oil Corp.	4.400%	7/15/27	22,166	25,069
	Marathon Petroleum Corp.	5.125%	12/15/26	20,684	24,198
	Marathon Petroleum Corp.	3.800%	4/1/28	15,295	16,951
	MPLX LP	4.125%	3/1/27	30,858	34,619
	MPLX LP	4.250%	12/1/27	17,469	19,804
	MPLX LP	4.000%	3/15/28	31,831	35,530
	MPLX LP	4.800%	2/15/29	23,878	27,974
	MPLX LP	2.650%	8/15/30	28,966	29,437
	Northwest Pipeline LLC	4.000%	4/1/27	925	1,034
	NOV Inc.	3.600%	12/1/29	10,392	11,004
	ONEOK Inc.	4.000%	7/13/27	13,152	14,605
	ONEOK Inc.	4.550%	7/15/28	20,046	22,919
	ONEOK Inc.	4.350%	3/15/29	27,967	31,728
	ONEOK Inc.	3.400%	9/1/29	32,509	34,934
	ONEOK Inc.	3.100%	3/15/30	16,133	16,958
	ONEOK Inc.	6.350%	1/15/31	2,220	2,862
	Phillips 66	3.900%	3/15/28	15,513	17,364
	Phillips 66	2.150%	12/15/30	21,759	21,394
	Phillips 66 Partners LP	3.550%	10/1/26	9,123	9,897
	Phillips 66 Partners LP	3.750%	3/1/28	15,631	17,079
	Phillips 66 Partners LP	3.150%	12/15/29	14,592	15,414
	Pioneer Natural Resources Co.	1.900%	8/15/30	27,486	26,539
	Pioneer Natural Resources Co.	2.150%	1/15/31	22,530	22,101
	Plains All American Pipeline LP	4.500%	12/15/26	17,951	20,147
	Plains All American Pipeline LP	3.550%	12/15/29	24,856	26,374
	Plains All American Pipeline LP	3.800%	9/15/30	21,011	22,628
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	35,961	41,601
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	33,101	37,192
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	57,747	67,029
	Schlumberger Investment SA	2.650%	6/26/30	29,892	31,384
	Shell International Finance BV	2.500%	9/12/26	24,246	25,814
	Shell International Finance BV	3.875%	11/13/28	31,483	36,139
	Shell International Finance BV	2.375%	11/7/29	35,715	37,308
	Shell International Finance BV	2.750%	4/6/30	42,516	45,509
	Spectra Energy Partners LP	3.375%	10/15/26	16,979	18,446
	TC PipeLines LP	3.900%	5/25/27	11,888	13,212
	Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	4,208	5,373
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	9,802	12,811
	TotalEnergies Capital International SA	3.455%	2/19/29	26,596	29,755
	TotalEnergies Capital International SA	2.829%	1/10/30	30,637	32,964
	TotalEnergies Capital SA	3.883%	10/11/28	17,328	19,911
	TransCanada PipeLines Ltd.	4.250%	5/15/28	26,181	30,091
	TransCanada PipeLines Ltd.	4.100%	4/15/30	39,613	45,408
	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	14,620	16,514
	Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	23,123	25,015
	Valero Energy Corp.	3.400%	9/15/26	28,428	30,633
	Valero Energy Corp.	2.150%	9/15/27	14,511	14,790
	Valero Energy Corp.	4.350%	6/1/28	21,069	23,780
	Valero Energy Corp.	4.000%	4/1/29	23,281	25,792
	Valero Energy Partners LP	4.375%	12/15/26	13,619	15,371
	Valero Energy Partners LP	4.500%	3/15/28	14,209	16,113
	Williams Cos. Inc.	3.750%	6/15/27	35,204	39,092

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Williams Cos. Inc.	3.500%	11/15/30	31,363	34,434
	Williams Cos. Inc.	2.600%	3/15/31	27,390	27,991
					3,146,001
Financials (28.7%)
	ACE Capital Trust II	9.700%	4/1/30	2,955	4,463
[1]	Aegon NV	5.500%	4/11/48	18,030	21,187
	AerCap Ireland Capital DAC	3.650%	7/21/27	25,504	27,132
	AerCap Ireland Capital DAC	4.625%	10/15/27	18,780	20,941
	AerCap Ireland Capital DAC	3.875%	1/23/28	15,772	16,904
	Affiliated Managers Group Inc.	3.300%	6/15/30	15,998	17,363
	Aflac Inc.	2.875%	10/15/26	6,077	6,584
	Aflac Inc.	3.600%	4/1/30	41,659	47,332
[1]	Air Lease Corp.	3.750%	6/1/26	3,002	3,278
	Air Lease Corp.	3.625%	4/1/27	10,070	10,880
	Air Lease Corp.	3.625%	12/1/27	13,984	15,119
	Air Lease Corp.	2.100%	9/1/28	18,025	17,704
	Air Lease Corp.	4.625%	10/1/28	12,572	14,283
	Air Lease Corp.	3.250%	10/1/29	13,172	13,792
[1]	Air Lease Corp.	3.000%	2/1/30	17,535	17,942
	Air Lease Corp.	3.125%	12/1/30	20,025	20,581
	Alleghany Corp.	3.625%	5/15/30	11,714	13,059
	Allstate Corp.	3.280%	12/15/26	12,560	13,880
	Allstate Corp.	1.450%	12/15/30	13,245	12,803
	American Equity Investment Life Holding Co.	5.000%	6/15/27	12,286	14,043
[1]	American Express Credit Corp.	3.300%	5/3/27	47,299	52,412
	American Financial Group Inc.	5.250%	4/2/30	8,433	10,422
	American International Group Inc.	4.200%	4/1/28	16,721	19,230
	American International Group Inc.	4.250%	3/15/29	7,290	8,433
	American International Group Inc.	3.400%	6/30/30	51,788	56,979
[1]	American International Group Inc.	5.750%	4/1/48	14,725	16,982
	Ameriprise Financial Inc.	2.875%	9/15/26	18,595	20,043
[1]	Andrew W Mellon Foundation	0.947%	8/1/27	7,375	7,267
[1]	Aon Corp.	8.205%	1/1/27	7,581	9,913
	Aon Corp.	4.500%	12/15/28	13,681	16,031
	Aon Corp.	3.750%	5/2/29	19,757	22,292
	Aon Corp.	2.800%	5/15/30	29,941	31,724
	Aon Corp.	2.050%	8/23/31	1,250	1,244
	Arch Capital Finance LLC	4.011%	12/15/26	11,409	12,945
	Ares Capital Corp.	2.875%	6/15/28	21,925	22,360
	Assurant Inc.	4.900%	3/27/28	7,711	9,024
	Assurant Inc.	3.700%	2/22/30	8,644	9,510
	Assured Guaranty US Holdings Inc.	3.150%	6/15/31	11,750	12,516
	Athene Holding Ltd.	4.125%	1/12/28	23,534	26,445
	Athene Holding Ltd.	6.150%	4/3/30	15,978	20,383
	Athene Holding Ltd.	3.500%	1/15/31	14,494	15,766
	AXA SA	8.600%	12/15/30	28,823	43,643
	AXIS Specialty Finance LLC	3.900%	7/15/29	13,430	14,930
[1]	AXIS Specialty Finance LLC	4.900%	1/15/40	5,101	5,451
	AXIS Specialty Finance plc	4.000%	12/6/27	8,149	9,080
	Banco Santander SA	4.250%	4/11/27	26,508	30,018
	Banco Santander SA	3.800%	2/23/28	17,526	19,416
	Banco Santander SA	4.379%	4/12/28	26,613	30,528
	Banco Santander SA	3.306%	6/27/29	17,209	18,863
	Banco Santander SA	3.490%	5/28/30	32,889	35,766
	Banco Santander SA	2.749%	12/3/30	43,325	43,536

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Banco Santander SA	2.958%	3/25/31	15,996	16,598
	Bank of America Corp.	6.220%	9/15/26	5,376	6,583
[1]	Bank of America Corp.	4.250%	10/22/26	46,840	53,173
	Bank of America Corp.	1.734%	7/22/27	120	122
[1]	Bank of America Corp.	3.248%	10/21/27	59,938	65,391
[1]	Bank of America Corp.	4.183%	11/25/27	56,722	63,757
[1]	Bank of America Corp.	3.824%	1/20/28	48,115	53,562
[1]	Bank of America Corp.	3.705%	4/24/28	58,414	64,739
[1]	Bank of America Corp.	3.593%	7/21/28	63,909	70,654
[1]	Bank of America Corp.	3.419%	12/20/28	145,985	160,370
[1]	Bank of America Corp.	3.970%	3/5/29	58,541	65,971
[1]	Bank of America Corp.	2.087%	6/14/29	101,005	102,539
[1]	Bank of America Corp.	4.271%	7/23/29	70,112	80,533
[1]	Bank of America Corp.	3.974%	2/7/30	81,117	92,058
[1]	Bank of America Corp.	3.194%	7/23/30	73,364	79,308
[1]	Bank of America Corp.	2.884%	10/22/30	32,380	34,286
[1]	Bank of America Corp.	2.496%	2/13/31	77,897	80,082
[1]	Bank of America Corp.	2.592%	4/29/31	71,178	73,704
[1]	Bank of America Corp.	1.898%	7/23/31	66,197	64,812
[1]	Bank of America Corp.	1.922%	10/24/31	50,977	49,959
[1]	Bank of America Corp.	2.651%	3/11/32	48,712	50,495
	Bank of America Corp.	2.687%	4/22/32	134,483	139,934
	Bank of America Corp.	2.299%	7/21/32	92,745	93,294
[1]	Bank of Montreal	3.803%	12/15/32	20,912	23,127
[1]	Bank of New York Mellon Corp.	3.250%	5/16/27	23,832	26,268
[1]	Bank of New York Mellon Corp.	3.400%	1/29/28	19,183	21,409
[1]	Bank of New York Mellon Corp.	3.442%	2/7/28	35,122	38,847
[1]	Bank of New York Mellon Corp.	3.850%	4/28/28	6,010	6,938
[1]	Bank of New York Mellon Corp.	1.650%	7/14/28	8,505	8,600
[1]	Bank of New York Mellon Corp.	3.000%	10/30/28	6,544	7,188
[1]	Bank of New York Mellon Corp.	3.300%	8/23/29	14,158	15,754
[1]	Bank of New York Mellon Corp.	1.650%	1/28/31	8,095	8,031
[1]	Bank of New York Mellon Corp.	1.800%	7/28/31	13,915	13,813
	Bank of Nova Scotia	2.150%	8/1/31	15,465	15,617
	BankUnited Inc.	5.125%	6/11/30	8,346	9,748
	Barclays plc	4.375%	1/12/26	104	117
	Barclays plc	4.337%	1/10/28	36,663	41,286
	Barclays plc	4.836%	5/9/28	49,104	55,631
[1]	Barclays plc	4.972%	5/16/29	39,890	46,892
[1]	Barclays plc	5.088%	6/20/30	25,120	29,320
	Barclays plc	2.645%	6/24/31	35,188	35,862
	Barclays plc	2.667%	3/10/32	14,570	14,813
	Barclays plc	3.564%	9/23/35	29,490	30,918
	Berkshire Hathaway Finance Corp.	1.850%	3/12/30	13,532	13,720
	Berkshire Hathaway Finance Corp.	1.450%	10/15/30	19,092	18,685
	BlackRock Inc.	3.200%	3/15/27	21,444	23,677
	BlackRock Inc.	3.250%	4/30/29	17,885	19,933
	BlackRock Inc.	2.400%	4/30/30	23,484	24,648
	BlackRock Inc.	1.900%	1/28/31	32,460	32,716
	Blackstone Secured Lending Fund	3.625%	1/15/26	191	203
	Blackstone Secured Lending Fund	2.750%	9/16/26	16,215	16,690
[2]	Blackstone Secured Lending Fund	2.125%	2/15/27	16,665	16,474
[1]	BPCE SA	3.375%	12/2/26	7,668	8,438
[2]	BPCE SA	3.250%	1/11/28	3,975	4,344
	Brighthouse Financial Inc.	3.700%	6/22/27	25,288	27,750

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Brighthouse Financial Inc.	5.625%	5/15/30	18,131	22,090
	Brookfield Finance Inc.	4.250%	6/2/26	268	302
	Brookfield Finance Inc.	3.900%	1/25/28	11,514	12,952
	Brookfield Finance Inc.	4.850%	3/29/29	24,243	28,942
	Brookfield Finance Inc.	4.350%	4/15/30	23,836	27,832
	Brookfield Finance Inc.	2.724%	4/15/31	11,189	11,636
	Brown & Brown Inc.	4.500%	3/15/29	7,269	8,406
	Brown & Brown Inc.	2.375%	3/15/31	17,412	17,597
	Capital One Financial Corp.	3.750%	3/9/27	47,413	53,035
	Capital One Financial Corp.	3.650%	5/11/27	20,236	22,576
	Capital One Financial Corp.	3.800%	1/31/28	38,633	43,388
	Capital One Financial Corp.	2.359%	7/29/32	14,975	14,872
	Cboe Global Markets Inc.	3.650%	1/12/27	13,477	15,021
	Cboe Global Markets Inc.	1.625%	12/15/30	10,480	10,194
	Charles Schwab Corp.	3.200%	3/2/27	13,495	14,818
	Charles Schwab Corp.	3.200%	1/25/28	21,196	23,365
	Charles Schwab Corp.	2.000%	3/20/28	31,040	32,003
	Charles Schwab Corp.	4.000%	2/1/29	14,984	17,315
	Charles Schwab Corp.	3.250%	5/22/29	18,552	20,527
	Charles Schwab Corp.	4.625%	3/22/30	578	706
	Charles Schwab Corp.	1.650%	3/11/31	5,226	5,114
	Charles Schwab Corp.	2.300%	5/13/31	36,758	37,961
	Chubb INA Holdings Inc.	1.375%	9/15/30	34,350	32,972
	CI Financial Corp.	3.200%	12/17/30	20,057	20,875
[1]	Cincinnati Financial Corp.	6.920%	5/15/28	6,241	8,222
	Citigroup Inc.	3.200%	10/21/26	60,698	66,089
	Citigroup Inc.	4.300%	11/20/26	25,323	28,716
	Citigroup Inc.	4.450%	9/29/27	98,441	112,803
[1]	Citigroup Inc.	3.887%	1/10/28	68,870	76,742
	Citigroup Inc.	6.625%	1/15/28	7,842	10,146
[1]	Citigroup Inc.	3.668%	7/24/28	73,542	81,470
	Citigroup Inc.	4.125%	7/25/28	61,615	69,689
[1]	Citigroup Inc.	3.520%	10/27/28	55,813	61,340
[1]	Citigroup Inc.	4.075%	4/23/29	37,075	42,042
[1]	Citigroup Inc.	3.980%	3/20/30	42,139	47,897
[1]	Citigroup Inc.	2.976%	11/5/30	41,189	43,859
[1]	Citigroup Inc.	2.666%	1/29/31	47,439	49,321
[1]	Citigroup Inc.	4.412%	3/31/31	105,334	123,539
[1]	Citigroup Inc.	2.572%	6/3/31	115,123	118,912
	Citigroup Inc.	2.561%	5/1/32	50,590	52,087
	Citizens Financial Group Inc.	2.500%	2/6/30	15,844	16,355
	Citizens Financial Group Inc.	3.250%	4/30/30	19,454	21,197
	CME Group Inc.	3.750%	6/15/28	12,217	13,985
	CNA Financial Corp.	3.450%	8/15/27	15,507	17,157
	CNA Financial Corp.	3.900%	5/1/29	13,148	14,851
	CNA Financial Corp.	2.050%	8/15/30	7,052	7,010
	CNO Financial Group Inc.	5.250%	5/30/29	12,331	14,676
	Comerica Inc.	4.000%	2/1/29	13,394	15,489
[1]	Deutsche Bank AG	3.547%	9/18/31	33,125	35,750
	Deutsche Bank AG	3.035%	5/28/32	36,890	38,053
[1]	Discover Bank	3.450%	7/27/26	1,289	1,407
[1]	Discover Bank	4.650%	9/13/28	24,957	29,287
[1]	Discover Bank	2.700%	2/6/30	14,355	15,100
	Discover Financial Services	4.100%	2/9/27	31,987	35,987
	E*TRADE Financial Corp.	3.800%	8/24/27	10,077	11,282

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	E*TRADE Financial Corp.	4.500%	6/20/28	9,892	11,506
	Eaton Vance Corp.	3.500%	4/6/27	6,883	7,529
	Enstar Group Ltd.	4.950%	6/1/29	19,827	22,741
	Equitable Holdings Inc.	7.000%	4/1/28	5,460	7,072
	Equitable Holdings Inc.	4.350%	4/20/28	35,764	41,120
	Fairfax Financial Holdings Ltd.	4.850%	4/17/28	13,361	15,393
	Fairfax Financial Holdings Ltd.	4.625%	4/29/30	15,077	17,283
[2]	Fairfax Financial Holdings Ltd.	3.375%	3/3/31	17,305	18,274
	Fidelity National Financial Inc.	4.500%	8/15/28	9,356	10,795
	Fidelity National Financial Inc.	3.400%	6/15/30	17,834	19,334
	Fidelity National Financial Inc.	2.450%	3/15/31	14,761	14,808
	Fifth Third Bancorp	2.550%	5/5/27	24,256	25,723
	Fifth Third Bancorp	3.950%	3/14/28	15,437	17,787
[1]	Fifth Third Bank NA	2.250%	2/1/27	16,723	17,562
	First American Financial Corp.	4.000%	5/15/30	10,992	12,288
	First American Financial Corp.	2.400%	8/15/31	14,223	14,049
[1]	First Horizon Bank	5.750%	5/1/30	11,750	14,564
	Franklin Resources Inc.	1.600%	10/30/30	18,795	18,157
	FS KKR Capital Corp.	2.625%	1/15/27	9,990	10,002
	GATX Corp.	3.250%	9/15/26	7,882	8,517
	GATX Corp.	3.850%	3/30/27	10,782	11,898
	GATX Corp.	3.500%	3/15/28	6,613	7,307
	GATX Corp.	4.550%	11/7/28	9,676	11,315
	GATX Corp.	4.700%	4/1/29	6,756	7,939
	GATX Corp.	4.000%	6/30/30	14,671	16,642
	GATX Corp.	1.900%	6/1/31	2,171	2,089
	GE Capital Funding LLC	4.050%	5/15/27	16,734	18,931
	GE Capital Funding LLC	4.400%	5/15/30	75,367	88,381
	Global Payments Inc.	4.450%	6/1/28	9,698	11,192
	Global Payments Inc.	3.200%	8/15/29	41,264	44,294
	Global Payments Inc.	2.900%	5/15/30	23,966	25,189
	Globe Life Inc.	4.550%	9/15/28	14,588	17,181
	Globe Life Inc.	2.150%	8/15/30	7,875	7,897
	Goldman Sachs Group Inc.	3.500%	11/16/26	36,476	39,718
	Goldman Sachs Group Inc.	5.950%	1/15/27	21,442	26,118
	Goldman Sachs Group Inc.	3.850%	1/26/27	77,991	86,237
	Goldman Sachs Group Inc.	1.542%	9/10/27	52,611	52,837
[1]	Goldman Sachs Group Inc.	3.691%	6/5/28	65,724	73,021
[1]	Goldman Sachs Group Inc.	3.814%	4/23/29	77,123	86,408
[1]	Goldman Sachs Group Inc.	4.223%	5/1/29	82,088	94,117
	Goldman Sachs Group Inc.	2.600%	2/7/30	29,615	30,869
	Goldman Sachs Group Inc.	3.800%	3/15/30	86,880	98,021
	Goldman Sachs Group Inc.	1.992%	1/27/32	53,503	52,461
	Goldman Sachs Group Inc.	2.615%	4/22/32	118,282	121,935
[1]	Goldman Sachs Group Inc.	2.383%	7/21/32	56,875	57,501
	Hanover Insurance Group Inc.	4.500%	4/15/26	148	167
	Hanover Insurance Group Inc.	2.500%	9/1/30	8,775	8,921
	Hartford Financial Services Group Inc.	2.800%	8/19/29	14,485	15,396
	HSBC Holdings plc	4.375%	11/23/26	35,566	40,028
[1]	HSBC Holdings plc	4.041%	3/13/28	67,380	75,141
[1]	HSBC Holdings plc	2.013%	9/22/28	48,406	48,864
[1]	HSBC Holdings plc	4.583%	6/19/29	86,735	100,204
	HSBC Holdings plc	2.206%	8/17/29	60,000	60,519
	HSBC Holdings plc	4.950%	3/31/30	60,188	72,760
[1]	HSBC Holdings plc	3.973%	5/22/30	61,252	68,719

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	HSBC Holdings plc	2.848%	6/4/31	31,089	32,451
[1]	HSBC Holdings plc	2.357%	8/18/31	27,764	27,889
	HSBC Holdings plc	2.804%	5/24/32	98,180	101,367
	Huntington Bancshares Inc.	2.550%	2/4/30	22,109	23,263
[2]	Huntington Bancshares Inc.	2.487%	8/15/36	9,191	9,211
	ING Groep NV	3.950%	3/29/27	41,706	46,979
	ING Groep NV	4.550%	10/2/28	24,551	28,917
	ING Groep NV	4.050%	4/9/29	23,884	27,474
	ING Groep NV	2.727%	4/1/32	2,635	2,739
	Intercontinental Exchange Inc.	3.100%	9/15/27	14,146	15,450
	Intercontinental Exchange Inc.	3.750%	9/21/28	17,166	19,372
	Intercontinental Exchange Inc.	2.100%	6/15/30	22,081	22,162
	Jefferies Group LLC	4.850%	1/15/27	12,843	14,964
	Jefferies Group LLC	6.450%	6/8/27	6,360	7,965
	Jefferies Group LLC	4.150%	1/23/30	28,727	32,563
	JPMorgan Chase & Co.	3.875%	9/10/24	1	1
	JPMorgan Chase & Co.	2.950%	10/1/26	72,923	78,611
	JPMorgan Chase & Co.	7.625%	10/15/26	15,437	20,121
	JPMorgan Chase & Co.	4.125%	12/15/26	47,648	54,103
	JPMorgan Chase & Co.	1.040%	2/4/27	82	81
	JPMorgan Chase & Co.	8.000%	4/29/27	16,910	22,665
	JPMorgan Chase & Co.	4.250%	10/1/27	34,785	39,926
	JPMorgan Chase & Co.	3.625%	12/1/27	30,756	33,825
[1]	JPMorgan Chase & Co.	3.782%	2/1/28	75,844	84,397
[1]	JPMorgan Chase & Co.	3.540%	5/1/28	59,792	65,896
[1]	JPMorgan Chase & Co.	2.182%	6/1/28	39,627	40,928
[1]	JPMorgan Chase & Co.	3.509%	1/23/29	51,091	56,455
[1]	JPMorgan Chase & Co.	4.005%	4/23/29	52,894	60,011
	JPMorgan Chase & Co.	2.069%	6/1/29	60,840	61,676
[1]	JPMorgan Chase & Co.	4.203%	7/23/29	48,076	55,273
[1]	JPMorgan Chase & Co.	4.452%	12/5/29	77,484	90,592
[1]	JPMorgan Chase & Co.	3.702%	5/6/30	70,374	78,780
[1]	JPMorgan Chase & Co.	8.750%	9/1/30	1,168	1,775
[1]	JPMorgan Chase & Co.	2.739%	10/15/30	101,762	107,183
[1]	JPMorgan Chase & Co.	4.493%	3/24/31	60,613	71,892
[1]	JPMorgan Chase & Co.	2.522%	4/22/31	77,806	80,612
[1]	JPMorgan Chase & Co.	2.956%	5/13/31	68,824	72,840
	JPMorgan Chase & Co.	1.764%	11/19/31	32,781	31,783
	JPMorgan Chase & Co.	1.953%	2/4/32	70,777	69,500
	JPMorgan Chase & Co.	2.580%	4/22/32	106,025	109,652
	Kemper Corp.	2.400%	9/30/30	9,827	9,907
[1]	KeyBank NA	6.950%	2/1/28	7,678	9,879
[1]	KeyBank NA	3.900%	4/13/29	7,555	8,542
[1]	KeyCorp	2.250%	4/6/27	24,871	25,942
[1]	KeyCorp	4.100%	4/30/28	10,976	12,706
[1]	KeyCorp	2.550%	10/1/29	22,073	23,259
	Lazard Group LLC	3.625%	3/1/27	12,620	13,882
	Lazard Group LLC	4.500%	9/19/28	13,382	15,542
	Lazard Group LLC	4.375%	3/11/29	8,943	10,265
	Legg Mason Inc.	4.750%	3/15/26	510	590
	Lincoln National Corp.	3.625%	12/12/26	12,928	14,349
	Lincoln National Corp.	3.800%	3/1/28	13,659	15,344
	Lincoln National Corp.	3.050%	1/15/30	8,601	9,281
	Lincoln National Corp.	3.400%	1/15/31	11,052	12,164
	Lloyds Banking Group plc	3.750%	1/11/27	38,381	42,547

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lloyds Banking Group plc	4.375%	3/22/28	41,391	47,618
	Lloyds Banking Group plc	4.550%	8/16/28	23,234	27,118
[1]	Lloyds Banking Group plc	3.574%	11/7/28	37,549	41,219
	Loews Corp.	3.200%	5/15/30	16,706	18,215
[1]	Manufacturers & Traders Trust Co.	3.400%	8/17/27	16,378	18,116
	Manulife Financial Corp.	2.484%	5/19/27	18,783	19,864
[1]	Manulife Financial Corp.	4.061%	2/24/32	11,450	12,598
	Markel Corp.	3.500%	11/1/27	5,911	6,537
	Markel Corp.	3.350%	9/17/29	8,850	9,757
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	42,104	49,493
	Marsh & McLennan Cos. Inc.	2.250%	11/15/30	17,555	18,002
	Mastercard Inc.	2.950%	11/21/26	16,493	18,018
	Mastercard Inc.	3.300%	3/26/27	36,206	40,197
	Mastercard Inc.	3.500%	2/26/28	12,855	14,460
	Mastercard Inc.	2.950%	6/1/29	20,629	22,613
	Mastercard Inc.	3.350%	3/26/30	36,493	41,218
	Mastercard Inc.	1.900%	3/15/31	13,963	14,277
	Mercury General Corp.	4.400%	3/15/27	7,617	8,640
	MetLife Inc.	4.550%	3/23/30	26,363	31,738
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	29,803	31,783
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	15,020	16,777
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	27,582	30,533
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	28,711	32,676
	Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	14,465	16,625
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	37,020	41,769
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	53,689	58,412
	Mitsubishi UFJ Financial Group Inc.	2.559%	2/25/30	30,112	31,392
	Mitsubishi UFJ Financial Group Inc.	2.048%	7/17/30	44,704	44,755
	Mitsubishi UFJ Financial Group Inc.	2.309%	7/20/32	58,879	59,417
	Mizuho Financial Group Inc.	2.839%	9/13/26	19,446	20,925
	Mizuho Financial Group Inc.	3.663%	2/28/27	11,850	13,174
	Mizuho Financial Group Inc.	3.170%	9/11/27	20,105	21,858
	Mizuho Financial Group Inc.	4.018%	3/5/28	25,680	29,398
[1]	Mizuho Financial Group Inc.	4.254%	9/11/29	11,533	13,295
[1]	Mizuho Financial Group Inc.	3.153%	7/16/30	25,587	27,626
[1]	Mizuho Financial Group Inc.	2.869%	9/13/30	22,690	24,000
[1]	Mizuho Financial Group Inc.	2.591%	5/25/31	14,629	15,104
[1]	Mizuho Financial Group Inc.	2.201%	7/10/31	30,603	30,673
[1]	Mizuho Financial Group Inc.	1.979%	9/8/31	28,971	28,495
	Mizuho Financial Group Inc.	2.172%	5/22/32	10,036	9,991
	Mizuho Financial Group Inc.	2.260%	7/9/32	4,433	4,431
[1]	Morgan Stanley	4.350%	9/8/26	53,761	61,065
	Morgan Stanley	3.625%	1/20/27	74,643	83,019
	Morgan Stanley	3.950%	4/23/27	54,279	60,961
	Morgan Stanley	1.593%	5/4/27	311	314
[1]	Morgan Stanley	3.591%	7/22/28	78,341	86,998
[1]	Morgan Stanley	3.772%	1/24/29	69,092	77,313
[1]	Morgan Stanley	4.431%	1/23/30	69,676	81,470
[1]	Morgan Stanley	2.699%	1/22/31	86,552	90,671
[1]	Morgan Stanley	3.622%	4/1/31	74,930	83,945
[1]	Morgan Stanley	1.794%	2/13/32	89,196	86,366
[1]	Morgan Stanley	1.928%	4/28/32	43,230	42,264
[1]	Morgan Stanley	2.239%	7/21/32	87,584	87,836
[1]	Munich Re America Corp.	7.450%	12/15/26	3,333	4,354
	Nasdaq Inc.	1.650%	1/15/31	15,625	14,887

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	National Australia Bank Ltd.	2.500%	7/12/26	373	398
[1]	Natwest Group plc	3.073%	5/22/28	28,692	30,601
[1]	Natwest Group plc	4.892%	5/18/29	45,383	53,366
[1]	Natwest Group plc	5.076%	1/27/30	42,900	51,371
[1]	Natwest Group plc	4.445%	5/8/30	30,374	35,134
[1]	Natwest Group plc	3.032%	11/28/35	23,385	23,487
	Nomura Holdings Inc.	2.172%	7/14/28	25,040	25,071
	Nomura Holdings Inc.	3.103%	1/16/30	50,723	53,529
	Nomura Holdings Inc.	2.679%	7/16/30	8,444	8,620
	Nomura Holdings Inc.	2.608%	7/14/31	30,200	30,519
	Northern Trust Corp.	3.650%	8/3/28	11,025	12,572
	Northern Trust Corp.	3.150%	5/3/29	14,650	16,223
	Northern Trust Corp.	1.950%	5/1/30	25,329	25,835
[1]	Northern Trust Corp.	3.375%	5/8/32	6,915	7,551
	Oaktree Specialty Lending Corp.	2.700%	1/15/27	3,280	3,313
	ORIX Corp.	3.700%	7/18/27	10,834	12,139
	ORIX Corp.	2.250%	3/9/31	12,979	13,170
	Owl Rock Capital Corp.	2.625%	1/15/27	11,336	11,452
	Owl Rock Capital Corp.	2.875%	6/11/28	17,790	17,885
	Owl Rock Technology Finance Corp.	2.500%	1/15/27	4,855	4,886
	PartnerRe Finance B LLC	3.700%	7/2/29	10,495	11,766
	PartnerRe Finance B LLC	4.500%	10/1/50	12,670	13,313
	PayPal Holdings Inc.	2.650%	10/1/26	29,769	31,992
	PayPal Holdings Inc.	2.850%	10/1/29	38,689	41,736
	PayPal Holdings Inc.	2.300%	6/1/30	21,850	22,722
[1]	PNC Bank NA	3.100%	10/25/27	15,463	17,015
[1]	PNC Bank NA	3.250%	1/22/28	14,485	16,046
[1]	PNC Bank NA	4.050%	7/26/28	30,961	35,853
[1]	PNC Bank NA	2.700%	10/22/29	20,035	21,358
	PNC Financial Services Group Inc.	2.600%	7/23/26	4,381	4,688
	PNC Financial Services Group Inc.	3.150%	5/19/27	31,597	34,759
	PNC Financial Services Group Inc.	3.450%	4/23/29	42,733	47,722
	PNC Financial Services Group Inc.	2.550%	1/22/30	37,993	39,931
	PNC Financial Services Group Inc.	2.307%	4/23/32	29,790	30,686
	Principal Financial Group Inc.	3.100%	11/15/26	11,408	12,392
	Principal Financial Group Inc.	3.700%	5/15/29	13,525	15,290
	Principal Financial Group Inc.	2.125%	6/15/30	8,764	8,844
	Progressive Corp.	2.450%	1/15/27	15,630	16,706
	Progressive Corp.	4.000%	3/1/29	11,617	13,438
	Progressive Corp.	6.625%	3/1/29	1,802	2,390
	Progressive Corp.	3.200%	3/26/30	19,528	21,604
	Prospect Capital Corp.	3.364%	11/15/26	7,025	7,138
[1]	Prudential Financial Inc.	3.878%	3/27/28	10,353	11,898
[1]	Prudential Financial Inc.	2.100%	3/10/30	11,385	11,639
[1]	Prudential Financial Inc.	4.500%	9/15/47	15,192	16,642
[1]	Prudential Financial Inc.	5.700%	9/15/48	15,497	18,218
[1]	Prudential Financial Inc.	3.700%	10/1/50	24,889	26,236
	Prudential plc	3.125%	4/14/30	24,863	27,122
	Raymond James Financial Inc.	4.650%	4/1/30	29,711	35,712
	Regions Financial Corp.	1.800%	8/12/28	16,040	16,030
	Reinsurance Group of America Inc.	3.950%	9/15/26	7,035	7,858
	Reinsurance Group of America Inc.	3.900%	5/15/29	13,780	15,570
	Reinsurance Group of America Inc.	3.150%	6/15/30	18,751	20,179
	RenaissanceRe Finance Inc.	3.450%	7/1/27	7,988	8,769
	RenaissanceRe Holdings Ltd.	3.600%	4/15/29	6,200	6,889

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Santander Holdings USA Inc.	3.244%	10/5/26	44,055	47,223
	Santander Holdings USA Inc.	4.400%	7/13/27	14,761	16,654
[1]	Santander UK Group Holdings plc	3.823%	11/3/28	20,113	22,191
	Santander UK Group Holdings plc	2.896%	3/15/32	18,175	18,842
[1]	State Street Corp.	4.141%	12/3/29	17,061	20,034
	State Street Corp.	2.400%	1/24/30	27,553	29,011
	State Street Corp.	2.200%	3/3/31	25,663	26,217
	State Street Corp.	3.152%	3/30/31	9,148	10,124
[1]	State Street Corp.	3.031%	11/1/34	5,855	6,280
	Stifel Financial Corp.	4.000%	5/15/30	6,585	7,377
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	16,634	17,718
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	39,738	42,991
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	37,659	41,585
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	12,561	13,835
	Sumitomo Mitsui Financial Group Inc.	3.352%	10/18/27	17,040	18,795
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	15,460	17,200
	Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	21,824	24,925
	Sumitomo Mitsui Financial Group Inc.	4.306%	10/16/28	11,332	13,242
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	69,232	74,410
	Sumitomo Mitsui Financial Group Inc.	3.202%	9/17/29	11,246	12,030
	Sumitomo Mitsui Financial Group Inc.	2.724%	9/27/29	17,100	18,015
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	37,610	39,825
	Sumitomo Mitsui Financial Group Inc.	2.130%	7/8/30	33,215	33,393
	Sumitomo Mitsui Financial Group Inc.	2.142%	9/23/30	27,951	27,400
	Sumitomo Mitsui Financial Group Inc.	1.710%	1/12/31	15,725	15,283
	SVB Financial Group	2.100%	5/15/28	6,650	6,797
	SVB Financial Group	3.125%	6/5/30	13,683	14,819
	SVB Financial Group	1.800%	2/2/31	12,479	12,085
	Synchrony Financial	3.950%	12/1/27	23,992	26,778
	Synchrony Financial	5.150%	3/19/29	12,355	14,673
	TD Ameritrade Holding Corp.	3.300%	4/1/27	18,551	20,476
	TD Ameritrade Holding Corp.	2.750%	10/1/29	13,158	14,088
[1]	Toronto-Dominion Bank	3.625%	9/15/31	30,277	33,564
[1]	Truist Bank	3.800%	10/30/26	17,745	19,910
[1]	Truist Bank	2.250%	3/11/30	33,713	34,544
[1]	Truist Financial Corp.	1.125%	8/3/27	22,697	22,405
[1]	Truist Financial Corp.	3.875%	3/19/29	28,845	32,938
[1]	Truist Financial Corp.	1.887%	6/7/29	25,750	26,081
[1]	Truist Financial Corp.	1.950%	6/5/30	8,861	9,000
	Unum Group	4.000%	6/15/29	9,499	10,675
[1]	US Bancorp	3.150%	4/27/27	32,080	35,343
[1]	US Bancorp	3.900%	4/26/28	14,599	16,841
[1]	US Bancorp	3.000%	7/30/29	23,384	25,472
[1]	US Bancorp	1.375%	7/22/30	24,749	23,978
	Visa Inc.	1.900%	4/15/27	38,121	39,634
	Visa Inc.	0.750%	8/15/27	13,539	13,310
	Visa Inc.	2.750%	9/15/27	20,496	22,287
	Visa Inc.	2.050%	4/15/30	32,623	33,650
	Visa Inc.	1.100%	2/15/31	23,811	22,653
[1]	Voya Financial Inc.	4.700%	1/23/48	9,126	9,629
	Webster Financial Corp.	4.100%	3/25/29	6,686	7,465
	Wells Fargo & Co.	3.000%	10/23/26	90,755	98,133
[1]	Wells Fargo & Co.	3.196%	6/17/27	384	416
[1]	Wells Fargo & Co.	4.300%	7/22/27	60,094	68,926
[1]	Wells Fargo & Co.	3.584%	5/22/28	87,342	96,880

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Wells Fargo & Co.	2.393%	6/2/28	64,722	67,456
[1]	Wells Fargo & Co.	4.150%	1/24/29	47,765	54,991
[1]	Wells Fargo & Co.	2.879%	10/30/30	75,160	79,929
[1]	Wells Fargo & Co.	2.572%	2/11/31	78,273	81,371
[1]	Wells Fargo & Co.	4.478%	4/4/31	64,325	76,374
	Western Union Co.	2.750%	3/15/31	7,549	7,634
	Westpac Banking Corp.	1.150%	6/3/26	393	396
	Westpac Banking Corp.	3.350%	3/8/27	36,042	40,030
	Westpac Banking Corp.	3.400%	1/25/28	11,375	12,755
	Westpac Banking Corp.	2.650%	1/16/30	14,626	15,793
	Westpac Banking Corp.	2.150%	6/3/31	26,372	26,999
[1]	Westpac Banking Corp.	4.322%	11/23/31	34,370	38,207
	Westpac Banking Corp.	4.110%	7/24/34	37,700	41,661
	Westpac Banking Corp.	2.668%	11/15/35	31,789	31,545
	Willis North America Inc.	4.500%	9/15/28	14,855	17,169
	Willis North America Inc.	2.950%	9/15/29	20,145	21,312
	Wintrust Financial Corp.	4.850%	6/6/29	4,983	5,482
	Zions Bancorp NA	3.250%	10/29/29	12,525	13,247
					14,018,970
Health Care (8.9%)
	Abbott Laboratories	3.750%	11/30/26	42,070	47,576
	Abbott Laboratories	1.150%	1/30/28	26,670	26,291
	Abbott Laboratories	1.400%	6/30/30	10,366	10,114
	AbbVie Inc.	2.950%	11/21/26	99,510	107,234
	AbbVie Inc.	4.250%	11/14/28	55,246	64,030
	AbbVie Inc.	3.200%	11/21/29	127,167	138,983
	Adventist Health System	2.952%	3/1/29	6,555	6,968
	Advocate Health & Hospitals Corp.	3.829%	8/15/28	5,664	6,449
[1]	Advocate Health & Hospitals Corp.	2.211%	6/15/30	7,478	7,676
	Agilent Technologies Inc.	3.050%	9/22/26	7,998	8,625
	Agilent Technologies Inc.	2.750%	9/15/29	7,607	8,035
	Agilent Technologies Inc.	2.100%	6/4/30	13,358	13,353
	Agilent Technologies Inc.	2.300%	3/12/31	23,445	23,765
	AmerisourceBergen Corp.	3.450%	12/15/27	26,694	29,302
	AmerisourceBergen Corp.	2.800%	5/15/30	8,781	9,227
	AmerisourceBergen Corp.	2.700%	3/15/31	30,985	32,166
	Amgen Inc.	2.200%	2/21/27	41,074	42,818
	Amgen Inc.	3.200%	11/2/27	15,440	16,934
	Amgen Inc.	1.650%	8/15/28	27,490	27,406
	Amgen Inc.	2.450%	2/21/30	35,754	36,991
	Amgen Inc.	2.300%	2/25/31	36,853	37,543
	Amgen Inc.	2.000%	1/15/32	5,000	4,924
	Anthem Inc.	3.650%	12/1/27	37,335	41,811
	Anthem Inc.	4.101%	3/1/28	25,536	29,185
	Anthem Inc.	2.875%	9/15/29	29,774	31,769
	Anthem Inc.	2.250%	5/15/30	26,566	27,042
	Anthem Inc.	2.550%	3/15/31	24,055	25,030
[1]	Ascension Health	2.532%	11/15/29	21,490	22,774
	Astrazeneca Finance LLC	1.750%	5/28/28	25,900	26,276
	Astrazeneca Finance LLC	2.250%	5/28/31	21,275	21,937
	AstraZeneca plc	3.125%	6/12/27	19,931	21,787
	AstraZeneca plc	4.000%	1/17/29	31,636	36,523
	AstraZeneca plc	1.375%	8/6/30	31,510	30,287
	Banner Health	2.338%	1/1/30	6,900	7,128
	Banner Health	1.897%	1/1/31	7,485	7,480

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Baxter International Inc.	3.950%	4/1/30	11,186	12,900
	Baxter International Inc.	1.730%	4/1/31	11,005	10,768
[1]	Baylor Scott & White Holdings	1.777%	11/15/30	4,425	4,387
	Becton Dickinson & Co.	3.700%	6/6/27	48,601	54,175
	Becton Dickinson & Co.	2.823%	5/20/30	16,256	17,220
	Becton Dickinson & Co.	1.957%	2/11/31	22,737	22,403
	Biogen Inc.	2.250%	5/1/30	37,651	38,054
[1]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	9,668	10,713
[1]	Bon Secours Mercy Health Inc.	2.095%	6/1/31	1,550	1,556
	Boston Scientific Corp.	4.000%	3/1/28	1,945	2,235
	Boston Scientific Corp.	4.000%	3/1/29	25,848	29,581
	Boston Scientific Corp.	2.650%	6/1/30	37,127	38,684
	Bristol-Myers Squibb Co.	3.250%	2/27/27	15,527	17,222
	Bristol-Myers Squibb Co.	1.125%	11/13/27	15,780	15,684
	Bristol-Myers Squibb Co.	3.450%	11/15/27	41,150	46,065
	Bristol-Myers Squibb Co.	3.900%	2/20/28	42,657	48,887
	Bristol-Myers Squibb Co.	3.400%	7/26/29	90,501	101,697
	Bristol-Myers Squibb Co.	1.450%	11/13/30	31,130	30,331
	Cardinal Health Inc.	3.410%	6/15/27	23,840	26,151
[1]	CHRISTUS Health	4.341%	7/1/28	7,853	9,092
[1]	Cigna Corp.	3.400%	3/1/27	30,683	33,787
[1]	Cigna Corp.	3.050%	10/15/27	10,312	11,184
	Cigna Corp.	4.375%	10/15/28	85,694	100,029
	Cigna Corp.	2.400%	3/15/30	51,140	52,714
	Cigna Corp.	2.375%	3/15/31	36,151	37,142
	CommonSpirit Health	3.347%	10/1/29	23,967	26,029
	CommonSpirit Health	2.782%	10/1/30	10,671	11,173
	CVS Health Corp.	3.625%	4/1/27	18,562	20,600
	CVS Health Corp.	6.250%	6/1/27	6,671	8,313
	CVS Health Corp.	1.300%	8/21/27	43,093	42,695
	CVS Health Corp.	4.300%	3/25/28	61,551	70,907
	CVS Health Corp.	3.250%	8/15/29	61,749	67,382
	CVS Health Corp.	3.750%	4/1/30	42,325	47,695
	CVS Health Corp.	1.750%	8/21/30	48,431	47,168
	CVS Health Corp.	1.875%	2/28/31	49,739	48,753
	CVS Health Corp.	2.125%	9/15/31	10,000	9,971
	DENTSPLY SIRONA Inc.	3.250%	6/1/30	17,772	19,252
	DH Europe Finance II Sarl	2.600%	11/15/29	19,121	20,150
	Edwards Lifesciences Corp.	4.300%	6/15/28	13,478	15,657
	Eli Lilly & Co.	3.375%	3/15/29	26,808	30,156
	Gilead Sciences Inc.	2.950%	3/1/27	38,799	41,904
	Gilead Sciences Inc.	1.200%	10/1/27	15,125	14,903
	Gilead Sciences Inc.	1.650%	10/1/30	4,626	4,512
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	52,977	60,878
	GlaxoSmithKline Capital plc	3.375%	6/1/29	20,301	22,685
	HCA Inc.	4.500%	2/15/27	33,733	38,224
	HCA Inc.	4.125%	6/15/29	45,724	51,766
	HCA Inc.	2.375%	7/15/31	22,630	22,639
	Humana Inc.	1.350%	2/3/27	1,150	1,146
	Humana Inc.	3.950%	3/15/27	12,858	14,456
	Humana Inc.	3.125%	8/15/29	14,812	16,012
	Humana Inc.	4.875%	4/1/30	11,430	13,850
	Illumina Inc.	2.550%	3/23/31	12,100	12,402
	Johnson & Johnson	2.950%	3/3/27	38,058	41,712
	Johnson & Johnson	0.950%	9/1/27	37,568	37,176

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Johnson & Johnson	2.900%	1/15/28	30,471	33,281
	Johnson & Johnson	6.950%	9/1/29	4,349	6,066
	Johnson & Johnson	1.300%	9/1/30	38,227	37,448
	Kaiser Foundation Hospitals	3.150%	5/1/27	17,600	19,335
	Laboratory Corp. of America Holdings	3.600%	9/1/27	10,255	11,352
	Laboratory Corp. of America Holdings	2.950%	12/1/29	18,189	19,357
	Laboratory Corp. of America Holdings	2.700%	6/1/31	10,075	10,427
	Medtronic Global Holdings SCA	3.350%	4/1/27	9,368	10,337
	Merck & Co. Inc.	3.400%	3/7/29	52,176	58,684
	Merck & Co. Inc.	1.450%	6/24/30	27,863	27,404
[1]	Mercy Health	4.302%	7/1/28	7,370	8,552
	Mylan Inc.	4.550%	4/15/28	15,503	17,883
	Novartis Capital Corp.	2.000%	2/14/27	45,774	47,692
	Novartis Capital Corp.	3.100%	5/17/27	27,770	30,441
	Novartis Capital Corp.	2.200%	8/14/30	19,342	20,133
[1]	Ochsner LSU Health System of North Louisiana	2.510%	5/15/31	7,050	7,069
	PerkinElmer Inc.	3.300%	9/15/29	22,462	24,375
	PerkinElmer Inc.	2.550%	3/15/31	8,137	8,380
	Perrigo Finance Unlimited Co.	3.150%	6/15/30	14,721	15,408
	Pfizer Inc.	3.000%	12/15/26	27,546	30,317
	Pfizer Inc.	3.600%	9/15/28	14,652	16,671
	Pfizer Inc.	3.450%	3/15/29	51,513	58,150
	Pfizer Inc.	2.625%	4/1/30	33,663	36,099
	Pfizer Inc.	1.700%	5/28/30	30,944	30,986
	Pfizer Inc.	1.750%	8/18/31	20,300	20,199
	Pharmacia LLC	6.600%	12/1/28	11,894	16,023
[1]	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	9,841	10,543
[1]	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	10,783	11,351
	Quest Diagnostics Inc.	4.200%	6/30/29	15,216	17,634
	Quest Diagnostics Inc.	2.950%	6/30/30	19,608	20,979
	Quest Diagnostics Inc.	2.800%	6/30/31	3,624	3,837
	Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	29,781	28,660
	Royalty Pharma plc	1.750%	9/2/27	16,890	16,939
	Royalty Pharma plc	2.200%	9/2/30	30,857	30,587
	Royalty Pharma plc	2.150%	9/2/31	8,000	7,812
[1]	Rush Obligated Group	3.922%	11/15/29	7,766	8,887
	Sanofi	3.625%	6/19/28	21,463	24,536
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	78,750	85,458
	Smith & Nephew plc	2.032%	10/14/30	24,675	24,304
[1]	SSM Health Care Corp.	3.823%	6/1/27	11,977	13,535
[1]	Stanford Health Care	3.310%	8/15/30	7,375	8,189
	STERIS Irish FinCo Unltd. Co.	2.700%	3/15/31	22,455	23,177
	Stryker Corp.	3.650%	3/7/28	10,117	11,395
	Stryker Corp.	1.950%	6/15/30	27,409	27,462
[1]	Sutter Health	3.695%	8/15/28	6,999	7,888
[1]	Sutter Health	2.294%	8/15/30	18,275	18,721
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	50,764	61,319
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	56,901	56,697
	Thermo Fisher Scientific Inc.	2.950%	9/19/26	25,428	27,464
	Thermo Fisher Scientific Inc.	3.200%	8/15/27	18,595	20,392
	Thermo Fisher Scientific Inc.	1.750%	10/15/28	27,000	27,261
	Thermo Fisher Scientific Inc.	2.600%	10/1/29	18,547	19,591
	Thermo Fisher Scientific Inc.	4.497%	3/25/30	26,709	31,903
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	8,000	7,987
[1]	Toledo Hospital	5.325%	11/15/28	7,852	9,047

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	UnitedHealth Group Inc.	3.450%	1/15/27	19,582	21,789
	UnitedHealth Group Inc.	3.375%	4/15/27	11,307	12,572
	UnitedHealth Group Inc.	2.950%	10/15/27	25,857	28,324
	UnitedHealth Group Inc.	3.850%	6/15/28	24,782	28,409
	UnitedHealth Group Inc.	3.875%	12/15/28	11,304	13,038
	UnitedHealth Group Inc.	2.875%	8/15/29	34,386	37,334
	UnitedHealth Group Inc.	2.000%	5/15/30	14,818	15,087
	UnitedHealth Group Inc.	2.300%	5/15/31	54,620	56,578
[2]	Universal Health Services Inc.	2.650%	10/15/30	20,064	20,444
[2]	Viatris Inc.	2.300%	6/22/27	21,281	21,898
[2]	Viatris Inc.	2.700%	6/22/30	44,110	45,096
	Zimmer Biomet Holdings Inc.	3.550%	3/20/30	19,646	21,736
	Zoetis Inc.	3.000%	9/12/27	15,528	16,865
	Zoetis Inc.	3.900%	8/20/28	17,278	19,701
	Zoetis Inc.	2.000%	5/15/30	12,039	12,108
					4,344,869
Industrials (7.1%)
[1]	3M Co.	2.250%	9/19/26	26,563	28,098
	3M Co.	2.875%	10/15/27	19,998	21,859
[1]	3M Co.	3.625%	9/14/28	8,039	9,160
[1]	3M Co.	3.375%	3/1/29	21,696	24,245
	3M Co.	2.375%	8/26/29	25,169	26,491
	3M Co.	3.050%	4/15/30	11,762	12,929
	Acuity Brands Lighting Inc.	2.150%	12/15/30	12,387	12,275
	Allegion plc	3.500%	10/1/29	11,107	12,206
	Allegion US Holding Co. Inc.	3.550%	10/1/27	8,355	9,109
[1]	American Airlines Pass-Through Trust Class AA Series 2015-2	3.600%	9/22/27	2,728	2,821
[1]	American Airlines Pass-Through Trust Class AA Series 2016-1	3.575%	1/15/28	8,895	9,162
[1]	American Airlines Pass-Through Trust Class AA Series 2016-2	3.200%	6/15/28	9,830	9,932
[1]	American Airlines Pass-Through Trust Class AA Series 2016-3	3.000%	10/15/28	6,592	6,613
[1]	American Airlines Pass-Through Trust Class AA Series 2017-1	3.650%	2/15/29	9,180	9,508
[1]	American Airlines Pass-Through Trust Class AA Series 2017-2	3.350%	10/15/29	10,733	10,952
	Amphenol Corp.	4.350%	6/1/29	8,303	9,729
	Amphenol Corp.	2.800%	2/15/30	25,686	27,234
	Boeing Co.	2.700%	2/1/27	22,549	23,396
	Boeing Co.	2.800%	3/1/27	15,385	16,010
	Boeing Co.	5.040%	5/1/27	45,908	52,947
	Boeing Co.	3.250%	2/1/28	13,966	14,874
	Boeing Co.	3.250%	3/1/28	17,621	18,582
	Boeing Co.	3.450%	11/1/28	14,019	14,989
	Boeing Co.	3.200%	3/1/29	20,360	21,380
	Boeing Co.	2.950%	2/1/30	29,439	30,263
	Boeing Co.	5.150%	5/1/30	106,531	126,333
	Boeing Co.	3.625%	2/1/31	40,915	44,385
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	19,858	22,045
	Canadian National Railway Co.	6.900%	7/15/28	6,548	8,739
	Canadian Pacific Railway Co.	4.000%	6/1/28	8,113	9,232
	Canadian Pacific Railway Co.	2.050%	3/5/30	19,387	19,392
	Carrier Global Corp.	2.493%	2/15/27	26,993	28,431

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Carrier Global Corp.	2.722%	2/15/30	78,750	82,690
	Carrier Global Corp.	2.700%	2/15/31	17,790	18,574
[1]	Caterpillar Financial Services Corp.	1.100%	9/14/27	15,225	15,179
	Caterpillar Inc.	2.600%	9/19/29	8,210	8,764
	Caterpillar Inc.	2.600%	4/9/30	25,471	27,176
	Caterpillar Inc.	1.900%	3/12/31	11,700	11,813
	CH Robinson Worldwide Inc.	4.200%	4/15/28	13,154	15,100
[1]	CNH Industrial NV	3.850%	11/15/27	15,876	17,705
	CSX Corp.	2.600%	11/1/26	18,791	20,041
	CSX Corp.	3.250%	6/1/27	25,421	27,872
	CSX Corp.	3.800%	3/1/28	18,806	21,177
	CSX Corp.	4.250%	3/15/29	24,906	28,970
	CSX Corp.	2.400%	2/15/30	8,974	9,281
	Cummins Inc.	1.500%	9/1/30	20,226	19,589
	Deere & Co.	5.375%	10/16/29	4,005	5,121
	Deere & Co.	3.100%	4/15/30	15,866	17,558
[2]	Delta Air Lines Inc.	4.750%	10/20/28	16,000	17,836
[1]	Delta Air Lines Pass-Through Trust Class AA Series 2015-1	3.625%	7/30/27	277	298
[1]	Delta Air Lines Pass-Through Trust Class AA Series 2020-1	2.000%	6/10/28	15,895	15,828
	Dover Corp.	2.950%	11/4/29	7,259	7,827
	Eaton Corp.	3.103%	9/15/27	13,700	14,948
	Emerson Electric Co.	0.875%	10/15/26	19,263	19,016
	Emerson Electric Co.	1.800%	10/15/27	16,256	16,699
	Emerson Electric Co.	1.950%	10/15/30	6,628	6,721
	FedEx Corp.	3.400%	2/15/28	12,475	13,849
	FedEx Corp.	4.200%	10/17/28	8,722	10,144
	FedEx Corp.	3.100%	8/5/29	20,372	22,058
	FedEx Corp.	4.250%	5/15/30	20,756	24,253
	FedEx Corp.	2.400%	5/15/31	25,285	25,996
	Flowserve Corp.	3.500%	10/1/30	12,286	12,964
	General Dynamics Corp.	3.500%	4/1/27	15,761	17,589
	General Dynamics Corp.	2.625%	11/15/27	13,283	14,284
	General Dynamics Corp.	3.750%	5/15/28	22,137	25,215
	General Dynamics Corp.	3.625%	4/1/30	26,349	29,953
	General Dynamics Corp.	2.250%	6/1/31	3,125	3,238
	General Electric Co.	3.450%	5/1/27	36,067	39,763
	General Electric Co.	3.625%	5/1/30	41,681	46,863
[2]	GXO Logistics Inc.	2.650%	7/15/31	8,470	8,594
	Honeywell International Inc.	2.500%	11/1/26	33,802	36,045
	Honeywell International Inc.	1.100%	3/1/27	5,000	4,987
	Honeywell International Inc.	2.700%	8/15/29	13,031	13,990
	Honeywell International Inc.	1.950%	6/1/30	36,505	37,271
	Honeywell International Inc.	1.750%	9/1/31	3,000	2,980
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	9,441	10,302
[2]	Huntington Ingalls Industries Inc.	2.043%	8/16/28	7,125	7,132
	Huntington Ingalls Industries Inc.	4.200%	5/1/30	15,240	17,473
	IDEX Corp.	3.000%	5/1/30	21,341	22,728
	Illinois Tool Works Inc.	2.650%	11/15/26	19,535	21,007
[1]	John Deere Capital Corp.	2.250%	9/14/26	24,817	26,251
[1]	John Deere Capital Corp.	1.750%	3/9/27	19,821	20,407
[1]	John Deere Capital Corp.	2.800%	9/8/27	16,284	17,689
[1]	John Deere Capital Corp.	3.050%	1/6/28	5,895	6,490
[1]	John Deere Capital Corp.	1.500%	3/6/28	10,103	10,168
[1]	John Deere Capital Corp.	3.450%	3/7/29	11,802	13,328
[1]	John Deere Capital Corp.	2.800%	7/18/29	11,090	12,041

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	John Deere Capital Corp.	2.450%	1/9/30	28,497	30,103
	John Deere Capital Corp.	1.450%	1/15/31	10,350	10,084
[1]	John Deere Capital Corp.	2.000%	6/17/31	9,141	9,278
	Johnson Controls International plc	1.750%	9/15/30	16,885	16,596
	Kansas City Southern	2.875%	11/15/29	9,478	10,031
	Kennametal Inc.	4.625%	6/15/28	6,273	7,133
	Keysight Technologies Inc.	4.600%	4/6/27	13,086	15,264
	Keysight Technologies Inc.	3.000%	10/30/29	16,659	17,962
	Kirby Corp.	4.200%	3/1/28	11,060	12,336
	L3Harris Technologies Inc.	3.850%	12/15/26	5,772	6,454
[1]	L3Harris Technologies Inc.	4.400%	6/15/28	45,754	52,869
	L3Harris Technologies Inc.	2.900%	12/15/29	12,909	13,740
	L3Harris Technologies Inc.	1.800%	1/15/31	15,185	14,831
	Lennox International Inc.	1.700%	8/1/27	7,344	7,383
	Lockheed Martin Corp.	1.850%	6/15/30	17,891	18,084
[2]	Mileage Plus Holdings LLC	6.500%	6/20/27	12,000	13,052
	Norfolk Southern Corp.	7.800%	5/15/27	4,517	6,081
	Norfolk Southern Corp.	3.150%	6/1/27	7,222	7,872
	Norfolk Southern Corp.	3.800%	8/1/28	13,008	14,745
	Norfolk Southern Corp.	2.550%	11/1/29	13,586	14,279
	Norfolk Southern Corp.	2.300%	5/15/31	5,350	5,483
	Northrop Grumman Corp.	3.200%	2/1/27	25,889	28,263
	Northrop Grumman Corp.	3.250%	1/15/28	41,111	44,924
	Northrop Grumman Corp.	4.400%	5/1/30	41,955	49,816
	Northrop Grumman Systems Corp.	7.750%	2/15/31	5,502	8,066
	nVent Finance Sarl	4.550%	4/15/28	10,701	11,879
	Oshkosh Corp.	4.600%	5/15/28	7,770	9,025
	Oshkosh Corp.	3.100%	3/1/30	6,965	7,436
	Otis Worldwide Corp.	2.293%	4/5/27	16,878	17,681
	Otis Worldwide Corp.	2.565%	2/15/30	37,485	39,184
	Parker-Hannifin Corp.	3.250%	3/1/27	20,103	21,855
	Parker-Hannifin Corp.	3.250%	6/14/29	26,369	28,679
	Pentair Finance Sarl	4.500%	7/1/29	2,766	3,220
	Raytheon Technologies Corp.	2.650%	11/1/26	3,545	3,789
	Raytheon Technologies Corp.	3.500%	3/15/27	35,104	38,796
	Raytheon Technologies Corp.	3.125%	5/4/27	32,557	35,496
	Raytheon Technologies Corp.	7.200%	8/15/27	3,118	4,100
	Raytheon Technologies Corp.	6.700%	8/1/28	6,587	8,668
	Raytheon Technologies Corp.	4.125%	11/16/28	88,969	102,446
	Raytheon Technologies Corp.	7.500%	9/15/29	7,049	9,894
	Raytheon Technologies Corp.	2.250%	7/1/30	18,946	19,360
	Raytheon Technologies Corp.	1.900%	9/1/31	15,300	15,103
	Republic Services Inc.	3.375%	11/15/27	21,711	23,938
	Republic Services Inc.	3.950%	5/15/28	11,094	12,626
	Republic Services Inc.	2.300%	3/1/30	18,309	18,785
	Republic Services Inc.	1.450%	2/15/31	6,372	6,066
	Rockwell Automation Inc.	3.500%	3/1/29	7,316	8,251
	Rockwell Automation Inc.	1.750%	8/15/31	1,900	1,887
[1]	Ryder System Inc.	2.900%	12/1/26	10,713	11,494
	Southwest Airlines Co.	3.000%	11/15/26	9,695	10,371
	Southwest Airlines Co.	5.125%	6/15/27	53,163	62,234
	Southwest Airlines Co.	3.450%	11/16/27	3,530	3,827
	Southwest Airlines Co.	2.625%	2/10/30	15,150	15,476
[1]	Spirit Airlines Pass-Through Trust Class A Series 2015-1	4.100%	4/1/28	2,144	2,227
	Teledyne Technologies Inc.	2.250%	4/1/28	18,525	19,058

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Teledyne Technologies Inc.	2.750%	4/1/31	47,948	50,050
	Textron Inc.	3.650%	3/15/27	13,873	15,404
	Textron Inc.	3.375%	3/1/28	5,993	6,527
	Textron Inc.	3.900%	9/17/29	10,931	12,330
	Textron Inc.	3.000%	6/1/30	7,935	8,436
	Textron Inc.	2.450%	3/15/31	2,490	2,530
	Timken Co.	4.500%	12/15/28	7,366	8,339
	Trane Technologies Global Holding Co. Ltd.	3.750%	8/21/28	13,607	15,316
	Trane Technologies Luxembourg Finance SA	3.800%	3/21/29	18,418	20,890
	Trimble Inc.	4.900%	6/15/28	14,803	17,270
	Tyco Electronics Group SA	3.125%	8/15/27	11,347	12,418
	Union Pacific Corp.	2.150%	2/5/27	15,424	16,079
	Union Pacific Corp.	3.000%	4/15/27	12,981	14,079
	Union Pacific Corp.	3.950%	9/10/28	24,901	28,490
	Union Pacific Corp.	3.700%	3/1/29	14,775	16,676
	Union Pacific Corp.	2.400%	2/5/30	19,022	19,742
	Union Pacific Corp.	2.375%	5/20/31	17,045	17,631
[2]	Union Pacific Corp.	2.891%	4/6/36	10,000	10,510
[1]	United Airlines Pass-Through Trust Class A Series 2014-2	3.750%	9/3/26	8,986	9,499
[1]	United Airlines Pass-Through Trust Class A Series 2020-1	5.875%	10/15/27	77,254	85,910
[1]	United Airlines Pass-Through Trust Class AA Series 2015-1	3.450%	12/1/27	6,388	6,720
[1]	United Airlines Pass-Through Trust Class AA Series 2016-1	3.100%	7/7/28	9,783	10,238
[1]	United Airlines Pass-Through Trust Class A Series 2016-1	3.450%	7/7/28	3,424	3,457
[1]	United Airlines Pass-Through Trust Class AA Series 2016-2	2.875%	10/7/28	7,992	8,146
[1]	United Airlines Pass-Through Trust Class AA Series 2018-1	3.500%	3/1/30	3,666	3,845
[1]	United Airlines Pass-Through Trust Class AA Series 2019-1	4.150%	8/25/31	7,715	8,417
	United Parcel Service Inc.	2.400%	11/15/26	12,008	12,801
	United Parcel Service Inc.	3.050%	11/15/27	22,920	25,440
	United Parcel Service Inc.	3.400%	3/15/29	20,317	22,822
	United Parcel Service Inc.	2.500%	9/1/29	12,432	13,241
	United Parcel Service Inc.	4.450%	4/1/30	16,799	20,296
[1]	US Airways Pass-Through Trust Class A Series 2012-1	5.900%	10/1/24	572	601
[2]	Vontier Corp.	2.400%	4/1/28	11,970	11,986
[2]	Vontier Corp.	2.950%	4/1/31	15,092	15,275
	Waste Connections Inc.	4.250%	12/1/28	10,094	11,774
	Waste Connections Inc.	3.500%	5/1/29	9,720	10,782
	Waste Connections Inc.	2.600%	2/1/30	18,572	19,432
	Waste Management Inc.	3.150%	11/15/27	26,306	28,909
	Waste Management Inc.	1.150%	3/15/28	13,265	12,931
	Waste Management Inc.	2.000%	6/1/29	4,705	4,793
	Waste Management Inc.	1.500%	3/15/31	15,698	15,059
	Westinghouse Air Brake Technologies Corp.	3.450%	11/15/26	17,976	19,323
	Westinghouse Air Brake Technologies Corp.	4.950%	9/15/28	30,677	35,759
	Xylem Inc.	3.250%	11/1/26	8,864	9,710
	Xylem Inc.	1.950%	1/30/28	17,191	17,482
	Xylem Inc.	2.250%	1/30/31	11,877	12,057
					3,471,158
Materials (2.9%)
	Air Products and Chemicals Inc.	1.850%	5/15/27	23,156	24,000
	Air Products and Chemicals Inc.	2.050%	5/15/30	11,759	12,092
	Amcor Finance USA Inc.	4.500%	5/15/28	8,225	9,615
[1]	Amcor Flexibles North America Inc.	3.100%	9/15/26	6,123	6,574
	Amcor Flexibles North America Inc.	2.630%	6/19/30	23,176	24,078
	Amcor Flexibles North America Inc.	2.690%	5/25/31	6,800	7,091
	AngloGold Ashanti Holdings plc	3.750%	10/1/30	14,840	15,564

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	ArcelorMittal SA	4.250%	7/16/29	10,557	11,829
[2]	Berry Global Inc.	1.650%	1/15/27	14,030	14,020
	Cabot Corp.	4.000%	7/1/29	6,075	6,669
	Carlisle Cos. Inc.	3.750%	12/1/27	11,362	12,671
	Carlisle Cos. Inc.	2.750%	3/1/30	16,354	17,147
	Celanese US Holdings LLC	1.400%	8/5/26	8,800	8,784
	Celulosa Arauco y Constitucion SA	3.875%	11/2/27	9,978	10,806
	Dow Chemical Co.	4.800%	11/30/28	14,435	17,333
	Dow Chemical Co.	7.375%	11/1/29	4,655	6,488
	Dow Chemical Co.	2.100%	11/15/30	32,529	32,753
	DuPont de Nemours Inc.	4.725%	11/15/28	40,450	48,218
	Eagle Materials Inc.	2.500%	7/1/31	18,600	18,763
	Eastman Chemical Co.	4.500%	12/1/28	11,252	13,164
	Ecolab Inc.	2.700%	11/1/26	30,122	32,373
	Ecolab Inc.	3.250%	12/1/27	13,232	14,652
	Ecolab Inc.	4.800%	3/24/30	19,376	23,796
	Ecolab Inc.	1.300%	1/30/31	6,093	5,829
	EI du Pont de Nemours & Co.	2.300%	7/15/30	11,716	12,106
	Fibria Overseas Finance Ltd.	5.500%	1/17/27	10,717	12,375
	FMC Corp.	3.200%	10/1/26	18,069	19,482
	FMC Corp.	3.450%	10/1/29	14,277	15,588
[2]	Georgia-Pacific LLC	2.100%	4/30/27	4,700	4,875
	Georgia-Pacific LLC	7.750%	11/15/29	12,342	17,776
[2]	Georgia-Pacific LLC	2.300%	4/30/30	7,900	8,190
	Georgia-Pacific LLC	8.875%	5/15/31	3,277	5,217
	Huntsman International LLC	4.500%	5/1/29	18,224	20,896
	Huntsman International LLC	2.950%	6/15/31	10,175	10,545
	International Flavors & Fragrances Inc.	4.450%	9/26/28	6,936	8,103
	Kinross Gold Corp.	4.500%	7/15/27	12,429	14,287
	Linde Inc.	1.100%	8/10/30	16,080	15,239
	LYB International Finance II BV	3.500%	3/2/27	16,421	18,061
	LYB International Finance III LLC	3.375%	5/1/30	20,208	22,267
	LYB International Finance III LLC	2.250%	10/1/30	13,780	13,999
	Martin Marietta Materials Inc.	3.450%	6/1/27	6,098	6,691
	Martin Marietta Materials Inc.	3.500%	12/15/27	10,010	11,114
[1]	Martin Marietta Materials Inc.	2.500%	3/15/30	15,830	16,366
	Martin Marietta Materials Inc.	2.400%	7/15/31	15,599	15,977
	Mosaic Co.	4.050%	11/15/27	16,399	18,546
	NewMarket Corp.	2.700%	3/18/31	4,875	4,946
	Newmont Corp.	2.800%	10/1/29	25,433	26,745
	Newmont Corp.	2.250%	10/1/30	24,953	25,152
	Nucor Corp.	3.950%	5/1/28	9,551	10,908
	Nucor Corp.	2.700%	6/1/30	12,397	13,103
	Nutrien Ltd.	4.000%	12/15/26	13,346	15,009
	Nutrien Ltd.	4.200%	4/1/29	10,324	11,917
	Nutrien Ltd.	2.950%	5/13/30	20,752	22,175
	Packaging Corp. of America	3.400%	12/15/27	10,648	11,735
	Packaging Corp. of America	3.000%	12/15/29	9,280	9,925
	PPG Industries Inc.	3.750%	3/15/28	15,953	18,101
	PPG Industries Inc.	2.800%	8/15/29	8,167	8,686
	PPG Industries Inc.	2.550%	6/15/30	13,241	13,847
	Reliance Steel & Aluminum Co.	2.150%	8/15/30	8,449	8,380
	Rio Tinto Alcan Inc.	7.250%	3/15/31	4,060	5,805
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	13,239	17,916
	Rohm & Haas Co.	7.850%	7/15/29	11,305	15,836

Intermediate-Term Corporate Bond Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
RPM International Inc.	3.750%	3/15/27	13,087	14,408
RPM International Inc.	4.550%	3/1/29	12,901	14,941
Sherwin-Williams Co.	3.450%	6/1/27	9,977	11,032
Sherwin-Williams Co.	2.950%	8/15/29	40,233	43,249
Sherwin-Williams Co.	2.300%	5/15/30	18,427	18,859
Sonoco Products Co.	3.125%	5/1/30	12,799	13,852
Steel Dynamics Inc.	1.650%	10/15/27	9,246	9,247
Steel Dynamics Inc.	3.450%	4/15/30	24,824	27,201
Steel Dynamics Inc.	3.250%	1/15/31	19,938	21,651
Suzano Austria GmbH	6.000%	1/15/29	44,943	53,697
Suzano Austria GmbH	5.000%	1/15/30	32,849	37,363
Suzano Austria GmbH	3.750%	1/15/31	23,812	25,047
Teck Resources Ltd.	3.900%	7/15/30	13,525	14,769
Vale Overseas Ltd.	3.750%	7/8/30	37,578	40,044
Vulcan Materials Co.	3.900%	4/1/27	9,932	11,230
Vulcan Materials Co.	3.500%	6/1/30	18,810	20,929
Westlake Chemical Corp.	3.375%	6/15/30	5,402	5,877
WestRock MWV LLC	8.200%	1/15/30	4,268	6,045
WestRock MWV LLC	7.950%	2/15/31	2,985	4,278
WRKCo Inc.	3.375%	9/15/27	13,860	15,176
WRKCo Inc.	4.000%	3/15/28	11,255	12,743
WRKCo Inc.	3.900%	6/1/28	18,633	21,019
WRKCo Inc.	4.900%	3/15/29	30,768	36,917
				1,401,769
Real Estate (6.9%)
Agree LP	2.000%	6/15/28	5,300	5,322
Agree LP	2.900%	10/1/30	9,343	9,824
Alexandria Real Estate Equities Inc.	4.300%	1/15/26	448	504
Alexandria Real Estate Equities Inc.	3.800%	4/15/26	224	250
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	6,903	7,745
Alexandria Real Estate Equities Inc.	3.950%	1/15/28	9,854	11,160
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	5,206	6,148
Alexandria Real Estate Equities Inc.	2.750%	12/15/29	16,353	17,249
Alexandria Real Estate Equities Inc.	4.700%	7/1/30	11,974	14,406
Alexandria Real Estate Equities Inc.	4.900%	12/15/30	25,655	31,602
Alexandria Real Estate Equities Inc.	3.375%	8/15/31	4,793	5,305
American Assets Trust LP	3.375%	2/1/31	12,111	12,609
American Campus Communities Operating Partnership LP	3.300%	7/15/26	373	402
American Campus Communities Operating Partnership LP	3.625%	11/15/27	14,015	15,343
American Campus Communities Operating Partnership LP	2.850%	2/1/30	10,553	10,968
American Campus Communities Operating Partnership LP	3.875%	1/30/31	6,408	7,211
American Homes 4 Rent LP	4.250%	2/15/28	9,867	11,305
American Homes 4 Rent LP	4.900%	2/15/29	9,077	10,736
American Homes 4 Rent LP	2.375%	7/15/31	11,325	11,396
American Tower Corp.	3.375%	10/15/26	23,222	25,267
American Tower Corp.	2.750%	1/15/27	18,933	20,011
American Tower Corp.	3.125%	1/15/27	21,905	23,557
American Tower Corp.	3.550%	7/15/27	13,633	14,998
American Tower Corp.	3.600%	1/15/28	17,793	19,597
American Tower Corp.	1.500%	1/31/28	15,824	15,506
American Tower Corp.	3.950%	3/15/29	16,918	19,016
American Tower Corp.	3.800%	8/15/29	40,528	45,253
American Tower Corp.	2.900%	1/15/30	21,581	22,704
American Tower Corp.	2.100%	6/15/30	17,545	17,356
American Tower Corp.	1.875%	10/15/30	14,809	14,376

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Tower Corp.	2.700%	4/15/31	21,925	22,740
[1]	AvalonBay Communities Inc.	2.900%	10/15/26	11,180	12,037
[1]	AvalonBay Communities Inc.	3.350%	5/15/27	10,199	11,298
[1]	AvalonBay Communities Inc.	3.200%	1/15/28	9,630	10,528
[1]	AvalonBay Communities Inc.	3.300%	6/1/29	8,933	9,860
[1]	AvalonBay Communities Inc.	2.300%	3/1/30	16,309	16,782
[1]	AvalonBay Communities Inc.	2.450%	1/15/31	13,485	14,034
	Boston Properties LP	2.750%	10/1/26	40,774	43,559
	Boston Properties LP	4.500%	12/1/28	6,550	7,655
	Boston Properties LP	3.400%	6/21/29	23,222	25,459
	Boston Properties LP	2.900%	3/15/30	12,667	13,309
	Boston Properties LP	3.250%	1/30/31	30,667	33,056
	Brandywine Operating Partnership LP	3.950%	11/15/27	11,472	12,566
	Brandywine Operating Partnership LP	4.550%	10/1/29	11,282	12,768
	Brixmor Operating Partnership LP	3.900%	3/15/27	7,028	7,763
	Brixmor Operating Partnership LP	2.250%	4/1/28	7,075	7,224
	Brixmor Operating Partnership LP	4.125%	5/15/29	19,833	22,603
	Brixmor Operating Partnership LP	4.050%	7/1/30	34,083	38,584
	Brixmor Operating Partnership LP	2.500%	8/16/31	12,000	12,053
	Camden Property Trust	4.100%	10/15/28	7,162	8,288
	Camden Property Trust	3.150%	7/1/29	26,298	28,815
	Camden Property Trust	2.800%	5/15/30	19,691	21,024
	CBRE Services Inc.	2.500%	4/1/31	12,400	12,615
	Corporate Office Properties LP	2.250%	3/15/26	432	445
	Corporate Office Properties LP	2.000%	1/15/29	7,000	6,942
	Corporate Office Properties LP	2.750%	4/15/31	12,983	13,248
	Crown Castle International Corp.	4.000%	3/1/27	15,943	17,901
	Crown Castle International Corp.	3.650%	9/1/27	19,516	21,621
	Crown Castle International Corp.	3.800%	2/15/28	26,587	29,599
	Crown Castle International Corp.	4.300%	2/15/29	16,960	19,559
	Crown Castle International Corp.	3.100%	11/15/29	20,084	21,430
	Crown Castle International Corp.	3.300%	7/1/30	20,792	22,457
	Crown Castle International Corp.	2.250%	1/15/31	25,845	25,667
	Crown Castle International Corp.	2.100%	4/1/31	24,537	24,049
	Crown Castle International Corp.	2.500%	7/15/31	17,000	17,266
	CubeSmart LP	3.125%	9/1/26	8,833	9,471
	CubeSmart LP	4.375%	2/15/29	7,972	9,192
	CubeSmart LP	3.000%	2/15/30	2,911	3,097
	CubeSmart LP	2.000%	2/15/31	15,207	15,007
	CyrusOne LP	3.450%	11/15/29	14,128	14,860
	CyrusOne LP	2.150%	11/1/30	10,700	10,176
	Digital Realty Trust LP	3.700%	8/15/27	11,377	12,753
	Digital Realty Trust LP	4.450%	7/15/28	15,371	17,860
	Digital Realty Trust LP	3.600%	7/1/29	37,677	41,893
	Duke Realty LP	3.375%	12/15/27	12,759	14,068
	Duke Realty LP	4.000%	9/15/28	11,994	13,738
	Duke Realty LP	2.875%	11/15/29	9,764	10,401
	Duke Realty LP	1.750%	7/1/30	10,871	10,605
	Duke Realty LP	1.750%	2/1/31	6,725	6,514
	Equinix Inc.	2.900%	11/18/26	15,784	16,900
	Equinix Inc.	1.800%	7/15/27	16,099	16,350
	Equinix Inc.	1.550%	3/15/28	9,641	9,539
	Equinix Inc.	2.000%	5/15/28	9,555	9,685
	Equinix Inc.	3.200%	11/18/29	22,946	24,730
	Equinix Inc.	2.150%	7/15/30	26,623	26,546

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Equinix Inc.	2.500%	5/15/31	25,465	26,126
	ERP Operating LP	2.850%	11/1/26	10,510	11,285
	ERP Operating LP	3.250%	8/1/27	9,869	10,844
	ERP Operating LP	3.500%	3/1/28	13,579	15,082
	ERP Operating LP	4.150%	12/1/28	7,302	8,438
	ERP Operating LP	3.000%	7/1/29	13,448	14,583
	ERP Operating LP	2.500%	2/15/30	19,103	19,941
	ERP Operating LP	1.850%	8/1/31	12,300	12,105
	Essential Properties LP	2.950%	7/15/31	9,569	9,662
	Essex Portfolio LP	3.375%	4/15/26	830	904
	Essex Portfolio LP	3.625%	5/1/27	10,943	12,131
	Essex Portfolio LP	1.700%	3/1/28	6,492	6,468
	Essex Portfolio LP	4.000%	3/1/29	12,841	14,623
	Essex Portfolio LP	3.000%	1/15/30	20,896	22,281
	Essex Portfolio LP	1.650%	1/15/31	8,434	8,036
	Extra Space Storage LP	2.550%	6/1/31	11,035	11,223
	Federal Realty Investment Trust	3.250%	7/15/27	9,882	10,760
	Federal Realty Investment Trust	3.200%	6/15/29	8,185	8,845
	Federal Realty Investment Trust	3.500%	6/1/30	10,861	11,978
	GLP Capital LP	5.750%	6/1/28	12,591	15,009
	GLP Capital LP	5.300%	1/15/29	17,695	20,743
	GLP Capital LP	4.000%	1/15/30	20,078	21,805
	GLP Capital LP	4.000%	1/15/31	19,133	20,726
	Healthcare Realty Trust Inc.	3.625%	1/15/28	8,871	9,797
	Healthcare Realty Trust Inc.	2.400%	3/15/30	9,717	9,902
	Healthcare Trust of America Holdings LP	3.500%	8/1/26	1,028	1,125
	Healthcare Trust of America Holdings LP	3.750%	7/1/27	12,551	14,011
	Healthcare Trust of America Holdings LP	3.100%	2/15/30	14,251	15,231
	Healthcare Trust of America Holdings LP	2.000%	3/15/31	23,188	22,519
	Healthpeak Properties Inc.	3.250%	7/15/26	5,581	6,073
	Healthpeak Properties Inc.	1.350%	2/1/27	725	724
	Healthpeak Properties Inc.	3.500%	7/15/29	12,579	13,976
	Healthpeak Properties Inc.	3.000%	1/15/30	19,324	20,681
	Healthpeak Properties Inc.	2.875%	1/15/31	15,132	15,971
	Highwoods Realty LP	3.875%	3/1/27	13,791	15,359
	Highwoods Realty LP	4.125%	3/15/28	9,369	10,563
	Highwoods Realty LP	4.200%	4/15/29	12,596	14,293
	Highwoods Realty LP	3.050%	2/15/30	13,566	14,366
	Highwoods Realty LP	2.600%	2/1/31	1,769	1,809
[1]	Host Hotels & Resorts LP	3.375%	12/15/29	16,299	16,989
[1]	Host Hotels & Resorts LP	3.500%	9/15/30	18,241	19,212
	Hudson Pacific Properties LP	3.950%	11/1/27	7,617	8,424
	Hudson Pacific Properties LP	4.650%	4/1/29	11,396	13,276
	Hudson Pacific Properties LP	3.250%	1/15/30	11,960	12,750
	Invitation Homes Operating Partnership LP	2.000%	8/15/31	20,875	20,352
	Kilroy Realty LP	4.750%	12/15/28	12,283	14,393
	Kilroy Realty LP	4.250%	8/15/29	8,749	10,000
	Kilroy Realty LP	3.050%	2/15/30	8,451	9,000
	Kimco Realty Corp.	2.800%	10/1/26	10,258	10,969
	Kimco Realty Corp.	3.800%	4/1/27	11,190	12,497
	Kimco Realty Corp.	1.900%	3/1/28	12,829	12,911
	Kimco Realty Corp.	2.700%	10/1/30	8,025	8,315
	Kite Realty Group LP	4.000%	10/1/26	6,365	6,889
	Lexington Realty Trust	2.700%	9/15/30	9,278	9,543
	Lexington Realty Trust	2.375%	10/1/31	1,000	992

Intermediate-Term Corporate Bond Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Life Storage LP	3.875%	12/15/27	9,683	10,929
Life Storage LP	4.000%	6/15/29	14,035	15,950
Life Storage LP	2.200%	10/15/30	9,960	9,996
LifeStorage LP	3.500%	7/1/26	455	500
Mid-America Apartments LP	1.100%	9/15/26	10,200	10,183
Mid-America Apartments LP	3.600%	6/1/27	8,411	9,363
Mid-America Apartments LP	4.200%	6/15/28	9,711	11,246
Mid-America Apartments LP	3.950%	3/15/29	22,470	25,627
Mid-America Apartments LP	2.750%	3/15/30	6,600	6,961
Mid-America Apartments LP	1.700%	2/15/31	3,755	3,615
National Health Investors Inc.	3.000%	2/1/31	11,208	11,115
National Retail Properties Inc.	3.600%	12/15/26	7,063	7,738
National Retail Properties Inc.	3.500%	10/15/27	9,569	10,476
National Retail Properties Inc.	4.300%	10/15/28	15,205	17,399
National Retail Properties Inc.	2.500%	4/15/30	7,784	8,006
Office Properties Income Trust	2.650%	6/15/26	136	139
Office Properties Income Trust	2.400%	2/1/27	8,500	8,503
Omega Healthcare Investors Inc.	5.250%	1/15/26	225	257
Omega Healthcare Investors Inc.	4.500%	4/1/27	16,231	18,220
Omega Healthcare Investors Inc.	4.750%	1/15/28	16,564	18,798
Omega Healthcare Investors Inc.	3.625%	10/1/29	20,792	22,187
Omega Healthcare Investors Inc.	3.375%	2/1/31	12,811	13,251
Physicians Realty LP	4.300%	3/15/27	9,704	11,073
Physicians Realty LP	3.950%	1/15/28	6,735	7,449
Piedmont Operating Partnership LP	3.150%	8/15/30	7,344	7,593
Prologis LP	3.250%	10/1/26	17,485	19,215
Prologis LP	2.125%	4/15/27	28,748	30,036
Prologis LP	3.875%	9/15/28	6,132	7,060
Prologis LP	4.375%	2/1/29	4,767	5,630
Prologis LP	2.250%	4/15/30	24,959	25,719
Prologis LP	1.250%	10/15/30	17,725	16,870
Prologis LP	1.625%	3/15/31	8,152	7,987
Public Storage	3.094%	9/15/27	10,311	11,352
Public Storage	1.850%	5/1/28	9,507	9,721
Public Storage	3.385%	5/1/29	12,978	14,462
Public Storage	2.300%	5/1/31	1,648	1,697
Rayonier LP	2.750%	5/17/31	9,600	9,729
Realty Income Corp.	4.125%	10/15/26	18,207	20,632
Realty Income Corp.	3.000%	1/15/27	15,676	16,973
Realty Income Corp.	3.650%	1/15/28	10,967	12,312
Realty Income Corp.	3.250%	6/15/29	14,214	15,658
Realty Income Corp.	3.250%	1/15/31	23,045	25,455
Regency Centers LP	3.600%	2/1/27	11,232	12,446
Regency Centers LP	4.125%	3/15/28	7,865	8,931
Regency Centers LP	2.950%	9/15/29	11,758	12,512
Regency Centers LP	3.700%	6/15/30	10,550	11,827
Retail Properties of America Inc.	4.750%	9/15/30	9,783	10,963
Rexford Industrial Realty LP	2.125%	12/1/30	6,296	6,191
Rexford Industrial Realty LP	2.150%	9/1/31	5,000	4,915
Sabra Health Care LP	3.900%	10/15/29	12,708	13,611
Safehold Operating Partnership LP	2.800%	6/15/31	10,000	10,103
Simon Property Group LP	3.300%	1/15/26	360	390
Simon Property Group LP	3.250%	11/30/26	19,351	21,142
Simon Property Group LP	3.375%	6/15/27	12,181	13,390
Simon Property Group LP	3.375%	12/1/27	22,357	24,610

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Simon Property Group LP	1.750%	2/1/28	20,445	20,517
	Simon Property Group LP	2.450%	9/13/29	26,640	27,511
	Simon Property Group LP	2.650%	7/15/30	25,739	26,862
	Simon Property Group LP	2.200%	2/1/31	13,967	13,939
	SITE Centers Corp.	4.700%	6/1/27	11,184	12,594
	Spirit Realty LP	4.450%	9/15/26	6,534	7,353
	Spirit Realty LP	3.200%	1/15/27	8,155	8,752
	Spirit Realty LP	2.100%	3/15/28	15,669	15,744
	Spirit Realty LP	4.000%	7/15/29	14,969	16,837
	Spirit Realty LP	3.400%	1/15/30	10,131	10,878
	Spirit Realty LP	3.200%	2/15/31	3,820	4,045
	STORE Capital Corp.	4.500%	3/15/28	6,946	7,916
	STORE Capital Corp.	4.625%	3/15/29	5,822	6,705
	STORE Capital Corp.	2.750%	11/18/30	13,526	13,786
	Sun Communities Operating LP	2.700%	7/15/31	17,390	17,718
	Tanger Properties LP	3.125%	9/1/26	8,449	8,846
	Tanger Properties LP	3.875%	7/15/27	7,163	7,787
	Tanger Properties LP	2.750%	9/1/31	8,050	7,857
[1]	UDR Inc.	2.950%	9/1/26	6,735	7,220
[1]	UDR Inc.	3.500%	7/1/27	6,086	6,729
[1]	UDR Inc.	3.500%	1/15/28	7,067	7,780
[1]	UDR Inc.	4.400%	1/26/29	10,496	12,180
[1]	UDR Inc.	3.200%	1/15/30	13,724	14,913
	UDR Inc.	3.000%	8/15/31	2,527	2,681
	Ventas Realty LP	3.250%	10/15/26	19,377	20,939
	Ventas Realty LP	3.850%	4/1/27	8,293	9,259
	Ventas Realty LP	4.000%	3/1/28	9,593	10,798
	Ventas Realty LP	4.400%	1/15/29	19,619	22,596
	Ventas Realty LP	3.000%	1/15/30	14,460	15,240
	Ventas Realty LP	4.750%	11/15/30	6,714	8,006
	VEREIT Operating Partnership LP	4.875%	6/1/26	377	435
	VEREIT Operating Partnership LP	3.950%	8/15/27	13,738	15,538
	VEREIT Operating Partnership LP	3.400%	1/15/28	19,961	21,800
	VEREIT Operating Partnership LP	2.200%	6/15/28	10,456	10,711
	VEREIT Operating Partnership LP	3.100%	12/15/29	12,933	13,921
	Vornado Realty LP	3.400%	6/1/31	9,775	10,211
	Welltower Inc.	4.250%	4/1/26	682	766
	Welltower Inc.	2.700%	2/15/27	22,343	23,750
	Welltower Inc.	4.250%	4/15/28	21,371	24,564
	Welltower Inc.	4.125%	3/15/29	12,867	14,674
	Welltower Inc.	3.100%	1/15/30	14,575	15,568
	Welltower Inc.	2.750%	1/15/31	24,556	25,599
	Welltower Inc.	2.800%	6/1/31	9,824	10,268
	Weyerhaeuser Co.	6.950%	10/1/27	4,574	5,913
	Weyerhaeuser Co.	4.000%	11/15/29	16,486	18,894
	Weyerhaeuser Co.	4.000%	4/15/30	30,893	35,327
	WP Carey Inc.	4.250%	10/1/26	6,807	7,717
	WP Carey Inc.	3.850%	7/15/29	8,227	9,203
	WP Carey Inc.	2.400%	2/1/31	13,914	14,003
					3,352,788
Technology (9.3%)
	Adobe Inc.	2.150%	2/1/27	26,361	27,692
	Adobe Inc.	2.300%	2/1/30	28,808	30,087
	Amdocs Ltd.	2.538%	6/15/30	15,710	15,905
	Analog Devices Inc.	3.500%	12/5/26	20,684	22,892

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Apple Inc.	2.050%	9/11/26	48,626	50,999
	Apple Inc.	3.350%	2/9/27	56,245	62,488
	Apple Inc.	3.200%	5/11/27	63,006	69,754
	Apple Inc.	3.000%	6/20/27	18,102	19,955
	Apple Inc.	2.900%	9/12/27	54,824	59,846
	Apple Inc.	3.000%	11/13/27	29,827	32,773
	Apple Inc.	1.200%	2/8/28	56,737	56,121
	Apple Inc.	1.400%	8/5/28	56,960	56,806
	Apple Inc.	2.200%	9/11/29	48,531	50,649
	Apple Inc.	1.650%	5/11/30	38,648	38,493
	Apple Inc.	1.250%	8/20/30	20,807	20,058
	Apple Inc.	1.650%	2/8/31	81,477	80,650
	Apple Inc.	1.700%	8/5/31	22,150	21,961
	Applied Materials Inc.	3.300%	4/1/27	26,821	29,705
	Applied Materials Inc.	1.750%	6/1/30	20,146	20,055
	Arrow Electronics Inc.	3.875%	1/12/28	12,337	13,583
	Autodesk Inc.	3.500%	6/15/27	12,021	13,316
	Autodesk Inc.	2.850%	1/15/30	11,975	12,721
	Automatic Data Processing Inc.	1.700%	5/15/28	26,700	27,164
	Automatic Data Processing Inc.	1.250%	9/1/30	20,550	19,746
	Avnet Inc.	3.000%	5/15/31	7,600	7,675
	Broadcom Corp.	3.875%	1/15/27	102,759	113,423
	Broadcom Corp.	3.500%	1/15/28	27,814	30,259
	Broadcom Inc.	3.459%	9/15/26	44,293	48,081
[2]	Broadcom Inc.	1.950%	2/15/28	7,200	7,182
	Broadcom Inc.	4.110%	9/15/28	52,820	59,282
	Broadcom Inc.	4.750%	4/15/29	72,092	83,786
	Broadcom Inc.	5.000%	4/15/30	63,074	74,812
	Broadcom Inc.	4.150%	11/15/30	62,214	70,042
[2]	Broadcom Inc.	2.450%	2/15/31	60,390	59,816
	Broadridge Financial Solutions Inc.	2.900%	12/1/29	19,542	20,735
	Broadridge Financial Solutions Inc.	2.600%	5/1/31	25,300	26,030
	CA Inc.	4.700%	3/15/27	8,771	9,911
	CDW LLC	4.250%	4/1/28	2,800	2,935
	CDW LLC	3.250%	2/15/29	7,350	7,553
	Cintas Corp. No. 2	3.700%	4/1/27	20,382	22,873
	Cisco Systems Inc.	2.500%	9/20/26	33,805	36,372
	Citrix Systems Inc.	4.500%	12/1/27	16,905	19,272
	Citrix Systems Inc.	3.300%	3/1/30	20,001	21,073
	Dell International LLC	4.900%	10/1/26	41,089	47,556
	Dell International LLC	6.100%	7/15/27	14,476	17,870
	Dell International LLC	5.300%	10/1/29	52,871	64,345
	Dell International LLC	6.200%	7/15/30	18,304	23,596
	DXC Technology Co.	4.750%	4/15/27	21,142	24,228
	Equifax Inc.	3.100%	5/15/30	20,780	22,265
	Equifax Inc.	2.350%	9/15/31	8,000	8,056
	Fidelity National Information Services Inc.	1.650%	3/1/28	17,275	17,273
	Fidelity National Information Services Inc.	3.750%	5/21/29	13,087	14,779
	Fidelity National Information Services Inc.	2.250%	3/1/31	30,335	30,594
	Fiserv Inc.	2.250%	6/1/27	17,163	17,838
	Fiserv Inc.	4.200%	10/1/28	29,094	33,423
	Fiserv Inc.	3.500%	7/1/29	73,002	80,319
	Fiserv Inc.	2.650%	6/1/30	22,107	22,960
	Flex Ltd.	4.875%	6/15/29	18,852	21,891
	Flex Ltd.	4.875%	5/12/30	12,099	14,081

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Fortinet Inc.	2.200%	3/15/31	12,080	12,178
	HP Inc.	3.000%	6/17/27	21,144	22,759
	HP Inc.	3.400%	6/17/30	21,430	22,941
[2]	HP Inc.	2.650%	6/17/31	26,793	26,866
	Hubbell Inc.	3.150%	8/15/27	5,878	6,318
	Hubbell Inc.	3.500%	2/15/28	8,299	9,159
	Hubbell Inc.	2.300%	3/15/31	6,945	7,045
	IHS Markit Ltd.	4.750%	8/1/28	14,472	17,124
	IHS Markit Ltd.	4.250%	5/1/29	18,311	21,149
	Intel Corp.	3.750%	3/25/27	24,327	27,520
	Intel Corp.	3.150%	5/11/27	23,959	26,396
	Intel Corp.	1.600%	8/12/28	24,000	24,141
	Intel Corp.	2.450%	11/15/29	47,729	50,357
	Intel Corp.	3.900%	3/25/30	33,306	38,720
	Intel Corp.	2.000%	8/12/31	32,000	32,180
	International Business Machines Corp.	3.300%	1/27/27	12,455	13,740
	International Business Machines Corp.	1.700%	5/15/27	28,524	29,082
	International Business Machines Corp.	6.220%	8/1/27	6,189	7,826
	International Business Machines Corp.	6.500%	1/15/28	5,475	7,099
	International Business Machines Corp.	3.500%	5/15/29	67,008	75,044
	International Business Machines Corp.	1.950%	5/15/30	40,772	40,928
	Intuit Inc.	1.350%	7/15/27	14,868	15,015
	Intuit Inc.	1.650%	7/15/30	9,340	9,309
	Jabil Inc.	3.950%	1/12/28	13,156	14,607
	Jabil Inc.	3.600%	1/15/30	12,595	13,632
	Jabil Inc.	3.000%	1/15/31	13,474	13,884
	Juniper Networks Inc.	3.750%	8/15/29	13,395	14,859
	Juniper Networks Inc.	2.000%	12/10/30	13,444	13,006
	KLA Corp.	4.100%	3/15/29	19,277	22,233
	Lam Research Corp.	4.000%	3/15/29	22,626	26,229
	Lam Research Corp.	1.900%	6/15/30	20,560	20,723
	Leidos Inc.	4.375%	5/15/30	19,314	22,170
	Leidos Inc.	2.300%	2/15/31	22,732	22,472
[2]	Marvell Technology Inc.	2.450%	4/15/28	16,190	16,652
[2]	Marvell Technology Inc.	4.875%	6/22/28	11,332	13,191
[2]	Marvell Technology Inc.	2.950%	4/15/31	15,980	16,590
	Maxim Integrated Products Inc.	3.450%	6/15/27	8,508	9,439
	Micron Technology Inc.	4.185%	2/15/27	21,979	24,975
	Micron Technology Inc.	5.327%	2/6/29	11,509	13,925
	Micron Technology Inc.	4.663%	2/15/30	21,050	24,659
	Microsoft Corp.	3.300%	2/6/27	99,550	111,052
	Moody's Corp.	3.250%	1/15/28	12,686	13,912
	Moody's Corp.	4.250%	2/1/29	8,600	9,990
	Moody's Corp.	2.000%	8/19/31	14,000	13,896
	Motorola Solutions Inc.	4.600%	2/23/28	23,933	27,832
	Motorola Solutions Inc.	4.600%	5/23/29	14,007	16,433
	Motorola Solutions Inc.	2.300%	11/15/30	21,231	21,125
	Motorola Solutions Inc.	2.750%	5/24/31	11,250	11,592
	NetApp Inc.	2.375%	6/22/27	13,330	13,988
	NetApp Inc.	2.700%	6/22/30	14,371	14,929
	NVIDIA Corp.	3.200%	9/16/26	23,990	26,394
	NVIDIA Corp.	1.550%	6/15/28	30,095	30,243
	NVIDIA Corp.	2.850%	4/1/30	39,800	43,096
	NVIDIA Corp.	2.000%	6/15/31	35,105	35,420
[2]	NXP BV	3.150%	5/1/27	13,904	14,931

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	NXP BV	5.550%	12/1/28	10,844	13,285
[2]	NXP BV	4.300%	6/18/29	25,221	28,997
[2]	NXP BV	3.400%	5/1/30	20,905	22,944
[2]	NXP BV	2.500%	5/11/31	30,545	31,419
	Oracle Corp.	2.800%	4/1/27	64,758	69,102
	Oracle Corp.	3.250%	11/15/27	60,919	66,518
	Oracle Corp.	2.300%	3/25/28	53,549	55,281
	Oracle Corp.	2.950%	4/1/30	75,212	79,842
	Oracle Corp.	3.250%	5/15/30	10,502	11,434
	Oracle Corp.	2.875%	3/25/31	83,110	87,535
	Qorvo Inc.	4.375%	10/15/29	20,500	22,728
	QUALCOMM Inc.	3.250%	5/20/27	49,555	54,869
	QUALCOMM Inc.	1.300%	5/20/28	22,717	22,435
	QUALCOMM Inc.	2.150%	5/20/30	31,723	32,470
	Quanta Services Inc.	2.900%	10/1/30	24,290	25,529
	RELX Capital Inc.	4.000%	3/18/29	16,863	19,051
	RELX Capital Inc.	3.000%	5/22/30	21,434	23,007
	Roper Technologies Inc.	3.800%	12/15/26	13,244	14,814
	Roper Technologies Inc.	1.400%	9/15/27	23,240	23,141
	Roper Technologies Inc.	4.200%	9/15/28	15,231	17,577
	Roper Technologies Inc.	2.950%	9/15/29	29,639	31,863
	Roper Technologies Inc.	2.000%	6/30/30	13,550	13,490
	Roper Technologies Inc.	1.750%	2/15/31	25,270	24,474
	S&P Global Inc.	2.950%	1/22/27	10,134	10,972
	S&P Global Inc.	2.500%	12/1/29	14,777	15,651
	S&P Global Inc.	1.250%	8/15/30	14,455	13,770
	salesforce.com Inc.	3.700%	4/11/28	34,404	39,131
	salesforce.com Inc.	1.500%	7/15/28	35,000	35,142
	salesforce.com Inc.	1.950%	7/15/31	42,300	42,911
	ServiceNow Inc.	1.400%	9/1/30	34,209	32,504
	Skyworks Solutions Inc.	3.000%	6/1/31	15,314	15,941
[2]	SYNNEX Corp.	2.375%	8/9/28	12,015	12,009
[2]	SYNNEX Corp.	2.650%	8/9/31	12,000	11,821
	Teledyne FLIR LLC	2.500%	8/1/30	12,324	12,614
	Texas Instruments Inc.	2.900%	11/3/27	8,942	9,783
	Texas Instruments Inc.	2.250%	9/4/29	20,660	21,585
	Texas Instruments Inc.	1.750%	5/4/30	17,884	17,885
	Verisk Analytics Inc.	4.125%	3/15/29	22,501	25,773
	VMware Inc.	4.650%	5/15/27	22,532	26,054
	VMware Inc.	3.900%	8/21/27	19,519	21,868
	VMware Inc.	1.800%	8/15/28	19,620	19,451
	VMware Inc.	4.700%	5/15/30	29,076	34,734
	VMware Inc.	2.200%	8/15/31	37,105	36,849
	Xilinx Inc.	2.375%	6/1/30	17,603	18,094
					4,552,927
Utilities (6.9%)
	AEP Texas Inc.	3.950%	6/1/28	17,470	19,716
[1]	AEP Texas Inc.	2.100%	7/1/30	17,053	16,921
	AEP Transmission Co. LLC	3.100%	12/1/26	8,087	8,800
	AES Corp.	2.450%	1/15/31	26,565	26,818
[1]	Alabama Power Co.	1.450%	9/15/30	12,751	12,348
	Ameren Corp.	1.750%	3/15/28	12,510	12,457
	Ameren Corp.	3.500%	1/15/31	21,061	23,302
	Ameren Illinois Co.	3.800%	5/15/28	6,659	7,546
	Ameren Illinois Co.	1.550%	11/15/30	7,324	7,101

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Electric Power Co. Inc.	3.200%	11/13/27	10,956	11,931
[1]	American Electric Power Co. Inc.	4.300%	12/1/28	12,850	14,833
	American Electric Power Co. Inc.	2.300%	3/1/30	9,506	9,591
	American Water Capital Corp.	2.950%	9/1/27	6,767	7,339
	American Water Capital Corp.	3.750%	9/1/28	8,558	9,710
	American Water Capital Corp.	3.450%	6/1/29	22,876	25,465
	American Water Capital Corp.	2.800%	5/1/30	13,925	14,878
	American Water Capital Corp.	2.300%	6/1/31	15,000	15,403
[1]	Appalachian Power Co.	3.300%	6/1/27	6,886	7,498
[1]	Appalachian Power Co.	2.700%	4/1/31	23,185	24,177
	Arizona Public Service Co.	2.950%	9/15/27	4,294	4,658
	Arizona Public Service Co.	2.600%	8/15/29	7,497	7,900
	Atlantic City Electric Co.	4.000%	10/15/28	6,427	7,365
	Atlantic City Electric Co.	2.300%	3/15/31	9,760	10,081
	Atmos Energy Corp.	3.000%	6/15/27	11,406	12,393
	Atmos Energy Corp.	2.625%	9/15/29	9,772	10,305
	Atmos Energy Corp.	1.500%	1/15/31	10,945	10,499
	Avangrid Inc.	3.800%	6/1/29	18,061	20,389
	Baltimore Gas & Electric Co.	2.250%	6/15/31	10,200	10,426
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	23,571	25,977
	Berkshire Hathaway Energy Co.	3.700%	7/15/30	16,773	19,113
	Berkshire Hathaway Energy Co.	1.650%	5/15/31	12,550	12,211
	Black Hills Corp.	3.150%	1/15/27	4,185	4,486
	Black Hills Corp.	3.050%	10/15/29	13,006	13,994
	Black Hills Corp.	2.500%	6/15/30	7,017	7,222
[1]	CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	4,742	5,032
[1]	CenterPoint Energy Houston Electric LLC	3.000%	2/1/27	7,986	8,669
[1]	CenterPoint Energy Houston Electric LLC	2.350%	4/1/31	9,705	10,043
	CenterPoint Energy Inc.	4.250%	11/1/28	10,920	12,566
	CenterPoint Energy Inc.	2.950%	3/1/30	17,660	18,726
	CenterPoint Energy Inc.	2.650%	6/1/31	19,670	20,414
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	7,381	8,337
	CenterPoint Energy Resources Corp.	1.750%	10/1/30	10,500	10,204
	Cleco Corporate Holdings LLC	3.375%	9/15/29	3,510	3,671
	CMS Energy Corp.	3.450%	8/15/27	8,389	9,294
[1]	CMS Energy Corp.	4.750%	6/1/50	16,932	19,082
	CMS Energy Corp.	3.750%	12/1/50	8,768	8,900
[1]	Commonwealth Edison Co.	2.950%	8/15/27	7,752	8,406
	Commonwealth Edison Co.	3.700%	8/15/28	14,899	17,008
	Commonwealth Edison Co.	2.200%	3/1/30	5,889	6,054
[1]	Connecticut Light & Power Co.	3.200%	3/15/27	20,546	22,656
[1]	Connecticut Light & Power Co.	2.050%	7/1/31	6,180	6,273
[1]	Consolidated Edison Co. of New York Inc.	3.125%	11/15/27	7,095	7,711
	Consolidated Edison Co. of New York Inc.	3.800%	5/15/28	5,421	6,134
[1]	Consolidated Edison Co. of New York Inc.	4.000%	12/1/28	5,780	6,646
[1]	Consolidated Edison Co. of New York Inc.	3.350%	4/1/30	15,965	17,713
	Consolidated Edison Co. of New York Inc.	2.400%	6/15/31	19,086	19,593
	Consumers Energy Co.	3.800%	11/15/28	6,304	7,202
[1]	Dominion Energy Inc.	2.850%	8/15/26	12,232	13,074
[1]	Dominion Energy Inc.	3.600%	3/15/27	5,795	6,435
	Dominion Energy Inc.	4.250%	6/1/28	9,406	10,825
[1]	Dominion Energy Inc.	3.375%	4/1/30	34,401	37,708
[1]	Dominion Energy Inc.	2.250%	8/15/31	10,000	10,099
[1]	DTE Electric Co.	1.900%	4/1/28	13,525	13,850
	DTE Electric Co.	2.250%	3/1/30	9,135	9,442

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	DTE Electric Co.	2.625%	3/1/31	13,081	13,877
	DTE Energy Co.	2.850%	10/1/26	23,227	24,855
[1]	DTE Energy Co.	3.400%	6/15/29	26,672	29,311
	DTE Energy Co.	2.950%	3/1/30	6,436	6,851
	Duke Energy Carolinas LLC	2.950%	12/1/26	21,442	23,232
	Duke Energy Carolinas LLC	3.950%	11/15/28	17,567	20,175
[1]	Duke Energy Carolinas LLC	6.000%	12/1/28	7,625	9,700
	Duke Energy Carolinas LLC	2.450%	8/15/29	16,957	17,748
	Duke Energy Carolinas LLC	2.450%	2/1/30	14,208	14,794
	Duke Energy Carolinas LLC	2.550%	4/15/31	13,825	14,527
	Duke Energy Corp.	2.650%	9/1/26	39,411	41,913
	Duke Energy Corp.	3.150%	8/15/27	10,772	11,705
	Duke Energy Corp.	3.400%	6/15/29	9,017	9,884
	Duke Energy Corp.	2.450%	6/1/30	25,083	25,715
	Duke Energy Corp.	2.550%	6/15/31	24,508	25,216
	Duke Energy Florida LLC	3.200%	1/15/27	25,578	28,043
	Duke Energy Florida LLC	3.800%	7/15/28	10,361	11,737
	Duke Energy Florida LLC	2.500%	12/1/29	12,949	13,626
	Duke Energy Florida LLC	1.750%	6/15/30	23,198	22,886
[1]	Duke Energy Florida Project Finance LLC	2.538%	9/1/29	2,419	2,547
	Duke Energy Ohio Inc.	3.650%	2/1/29	12,821	14,339
	Duke Energy Ohio Inc.	2.125%	6/1/30	6,568	6,640
	Duke Energy Progress LLC	3.700%	9/1/28	6,792	7,696
	Duke Energy Progress LLC	3.450%	3/15/29	23,660	26,463
	Duke Energy Progress LLC	2.000%	8/15/31	12,200	12,208
[2]	East Ohio Gas Co.	2.000%	6/15/30	2,650	2,640
	Edison International	5.750%	6/15/27	14,517	16,608
	Edison International	4.125%	3/15/28	17,883	19,158
[2]	Emera US Finance LP	2.639%	6/15/31	14,850	15,122
	Enel Americas SA	4.000%	10/25/26	13,015	14,259
	Enel Chile SA	4.875%	6/12/28	19,137	22,091
	Entergy Corp.	2.950%	9/1/26	28,457	30,550
	Entergy Corp.	1.900%	6/15/28	11,275	11,288
	Entergy Corp.	2.800%	6/15/30	14,784	15,478
	Entergy Corp.	2.400%	6/15/31	12,265	12,358
	Entergy Louisiana LLC	2.400%	10/1/26	10,268	10,815
	Entergy Louisiana LLC	3.120%	9/1/27	15,654	17,099
	Entergy Louisiana LLC	3.250%	4/1/28	6,210	6,797
	Entergy Louisiana LLC	1.600%	12/15/30	3,506	3,403
	Entergy Louisiana LLC	3.050%	6/1/31	8,930	9,681
	Entergy Mississippi LLC	2.850%	6/1/28	13,022	13,958
	Entergy Texas Inc.	4.000%	3/30/29	10,711	12,165
	Entergy Texas Inc.	1.750%	3/15/31	9,408	9,065
	Essential Utilities Inc.	3.566%	5/1/29	11,813	13,167
	Essential Utilities Inc.	2.704%	4/15/30	23,400	24,493
	Evergy Inc.	2.900%	9/15/29	10,289	10,959
	Evergy Kansas Central Inc.	3.100%	4/1/27	4,597	4,994
[1]	Evergy Metro Inc.	2.250%	6/1/30	20,232	20,716
[1]	Eversource Energy	3.300%	1/15/28	8,770	9,629
[1]	Eversource Energy	4.250%	4/1/29	13,384	15,588
[1]	Eversource Energy	1.650%	8/15/30	12,650	12,222
	Eversource Energy	2.550%	3/15/31	8,717	9,043
	Exelon Corp.	4.050%	4/15/30	38,391	44,016
	Fortis Inc.	3.055%	10/4/26	19,805	21,372
	Georgia Power Co.	3.250%	3/30/27	12,132	13,183

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Georgia Power Co.	2.650%	9/15/29	23,558	24,875
[1]	Gulf Power Co.	3.300%	5/30/27	5,260	5,774
	Indiana Michigan Power Co.	3.850%	5/15/28	16,572	18,689
	Interstate Power & Light Co.	4.100%	9/26/28	16,055	18,547
	Interstate Power & Light Co.	3.600%	4/1/29	8,668	9,694
	Interstate Power & Light Co.	2.300%	6/1/30	6,908	7,074
	IPALCO Enterprises Inc.	4.250%	5/1/30	9,698	11,039
	ITC Holdings Corp.	3.350%	11/15/27	15,242	16,736
	MidAmerican Energy Co.	3.100%	5/1/27	14,602	16,005
	MidAmerican Energy Co.	3.650%	4/15/29	24,494	27,817
	Mississippi Power Co.	3.950%	3/30/28	6,026	6,824
	National Fuel Gas Co.	3.950%	9/15/27	8,926	9,654
	National Fuel Gas Co.	4.750%	9/1/28	6,295	7,129
	National Fuel Gas Co.	2.950%	3/1/31	8,510	8,650
	National Rural Utilities Cooperative Finance Corp.	3.050%	4/25/27	9,158	10,002
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	26,570	29,371
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	8,655	9,875
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	14,318	16,242
	National Rural Utilities Cooperative Finance Corp.	2.400%	3/15/30	13,232	13,694
	National Rural Utilities Cooperative Finance Corp.	1.350%	3/15/31	8,689	8,180
[1]	National Rural Utilities Cooperative Finance Corp.	1.650%	6/15/31	6,285	6,062
[1]	Nevada Power Co.	3.700%	5/1/29	13,304	15,030
[1]	Nevada Power Co.	2.400%	5/1/30	6,410	6,616
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	14,161	15,679
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	37,000	37,491
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	16,507	18,313
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	23,431	24,816
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	59,101	60,231
[1]	NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	16,434	18,495
[1]	NextEra Energy Capital Holdings Inc.	5.650%	5/1/79	8,537	10,014
	NiSource Inc.	3.490%	5/15/27	18,143	20,034
	NiSource Inc.	2.950%	9/1/29	24,555	26,138
	NiSource Inc.	3.600%	5/1/30	26,021	28,996
	NiSource Inc.	1.700%	2/15/31	17,050	16,362
	Northern States Power Co.	2.250%	4/1/31	11,975	12,381
	NSTAR Electric Co.	3.200%	5/15/27	20,316	22,327
	NSTAR Electric Co.	3.250%	5/15/29	5,902	6,542
	NSTAR Electric Co.	3.950%	4/1/30	13,490	15,676
[1]	Ohio Power Co.	2.600%	4/1/30	3,400	3,587
[1]	Ohio Power Co.	1.625%	1/15/31	11,162	10,871
	Oklahoma Gas & Electric Co.	3.800%	8/15/28	6,031	6,848
	Oklahoma Gas & Electric Co.	3.300%	3/15/30	5,327	5,859
	Oklahoma Gas & Electric Co.	3.250%	4/1/30	13,351	14,644
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	14,915	16,966
	Oncor Electric Delivery Co. LLC	5.750%	3/15/29	4,520	5,717
	Oncor Electric Delivery Co. LLC	2.750%	5/15/30	9,442	10,201
	ONE Gas Inc.	2.000%	5/15/30	6,831	6,816
	Pacific Gas & Electric Co.	2.100%	8/1/27	3,300	3,195
	Pacific Gas & Electric Co.	3.300%	12/1/27	31,142	31,919
	Pacific Gas & Electric Co.	3.000%	6/15/28	8,925	8,919
	Pacific Gas & Electric Co.	3.750%	7/1/28	43,597	45,541
	Pacific Gas & Electric Co.	4.550%	7/1/30	95,185	101,737
	Pacific Gas & Electric Co.	2.500%	2/1/31	51,486	48,570
	Pacific Gas & Electric Co.	3.250%	6/1/31	3,683	3,628
	PacifiCorp	3.500%	6/15/29	13,007	14,530

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PacifiCorp	2.700%	9/15/30	21,393	22,685
	Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	7,995	8,822
	Piedmont Natural Gas Co. Inc.	2.500%	3/15/31	9,450	9,672
	Progress Energy Inc.	7.750%	3/1/31	6,640	9,541
	PSEG Power LLC	8.625%	4/15/31	9,963	15,683
	Public Service Co. of Colorado	3.700%	6/15/28	7,544	8,522
[1]	Public Service Co. of Colorado	1.900%	1/15/31	4,899	4,912
	Public Service Co. of Colorado	1.875%	6/15/31	17,350	17,370
[1]	Public Service Electric & Gas Co.	2.250%	9/15/26	14,850	15,627
[1]	Public Service Electric & Gas Co.	3.000%	5/15/27	4,720	5,138
[1]	Public Service Electric & Gas Co.	3.700%	5/1/28	8,430	9,588
[1]	Public Service Electric & Gas Co.	3.650%	9/1/28	7,103	8,063
[1]	Public Service Electric & Gas Co.	3.200%	5/15/29	8,623	9,524
[1]	Public Service Electric & Gas Co.	2.450%	1/15/30	5,879	6,178
[1]	Public Service Electric & Gas Co.	1.900%	8/15/31	7,000	7,006
	Public Service Enterprise Group Inc.	1.600%	8/15/30	11,846	11,326
[2]	Puget Energy Inc.	2.379%	6/15/28	6,216	6,310
	Puget Energy Inc.	4.100%	6/15/30	13,935	15,639
[1]	San Diego Gas & Electric Co.	1.700%	10/1/30	15,390	14,985
	Sempra Energy	3.250%	6/15/27	20,592	22,417
	Sempra Energy	3.400%	2/1/28	31,044	33,884
[1]	Southern California Edison Co.	3.650%	3/1/28	10,257	11,257
[1]	Southern California Edison Co.	4.200%	3/1/29	13,609	15,429
	Southern California Edison Co.	6.650%	4/1/29	4,031	5,045
	Southern California Edison Co.	2.850%	8/1/29	9,744	10,213
	Southern California Edison Co.	2.250%	6/1/30	14,023	14,014
[1]	Southern California Edison Co.	2.500%	6/1/31	11,435	11,552
[1]	Southern California Gas Co.	2.550%	2/1/30	16,008	16,716
[1]	Southern Co.	1.750%	3/15/28	11,275	11,260
[1]	Southern Co.	3.700%	4/30/30	26,667	29,729
[1]	Southern Co.	3.750%	9/15/51	24,540	25,072
[1]	Southern Co. Gas Capital Corp.	1.750%	1/15/31	14,285	13,800
	Southwest Gas Corp.	3.700%	4/1/28	4,589	5,127
	Southwest Gas Corp.	2.200%	6/15/30	12,869	13,025
[1]	Southwestern Electric Power Co.	2.750%	10/1/26	9,161	9,733
[1]	Southwestern Electric Power Co.	4.100%	9/15/28	22,630	25,889
	Tampa Electric Co.	2.400%	3/15/31	9,820	10,122
	Tucson Electric Power Co.	1.500%	8/1/30	10,380	9,970
	Union Electric Co.	2.950%	6/15/27	9,932	10,769
	Union Electric Co.	3.500%	3/15/29	16,053	17,949
	Union Electric Co.	2.950%	3/15/30	9,473	10,258
	United Utilities plc	6.875%	8/15/28	2,312	3,010
[1]	Virginia Electric & Power Co.	2.950%	11/15/26	13,963	15,100
[1]	Virginia Electric & Power Co.	3.500%	3/15/27	23,097	25,640
[1]	Virginia Electric & Power Co.	3.800%	4/1/28	12,335	13,961
[1]	Virginia Electric & Power Co.	2.875%	7/15/29	14,733	15,896
	WEC Energy Group Inc.	1.375%	10/15/27	10,266	10,152
	WEC Energy Group Inc.	1.800%	10/15/30	9,305	9,059
	Wisconsin Electric Power Co.	1.700%	6/15/28	6,300	6,369
	Wisconsin Power & Light Co.	3.050%	10/15/27	7,480	8,125
	Wisconsin Power & Light Co.	3.000%	7/1/29	3,859	4,202
	Xcel Energy Inc.	3.350%	12/1/26	13,448	14,673
	Xcel Energy Inc.	4.000%	6/15/28	12,029	13,710

Intermediate-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Xcel Energy Inc.	2.600%	12/1/29	18,898	19,853
	Xcel Energy Inc.	3.400%	6/1/30	15,808	17,526
					3,385,944
Total Corporate Bonds (Cost $46,847,210)					47,907,126
				Shares
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[4]	Vanguard Market Liquidity Fund (Cost $222,393)	0.068%		2,223,931	222,393
Total Investments (99.5%) (Cost $47,577,209)					48,637,262
Other Assets and Liabilities—Net (0.5%)					265,680
Net Assets (100%)					48,902,942
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, the aggregate value was $747,321,000, representing 1.5% of net assets.
3	Securities with a value of $1,706,000 have been segregated as initial margin for open futures contracts.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	December 2021	(27)	(3,996)	(1)

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $47,354,816)	48,414,869
Affiliated Issuers (Cost $222,393)	222,393
Total Investments in Securities	48,637,262
Investment in Vanguard	1,648
Cash	11,838
Receivables for Investment Securities Sold	1,031,484
Receivables for Accrued Income	409,385
Receivables for Capital Shares Issued	1,129
Variation Margin Receivable—Futures Contracts	395
Total Assets	50,093,141
Liabilities
Payables for Investment Securities Purchased	1,185,067
Payables for Capital Shares Redeemed	4,117
Payables for Distributions	937
Payables to Vanguard	78
Total Liabilities	1,190,199
Net Assets	48,902,942

Intermediate-Term Corporate Bond Index Fund
Statement of Assets and Liabilities (continued)
At August 31, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	47,475,968
Total Distributable Earnings (Loss)	1,426,974
Net Assets	48,902,942

ETF Shares—Net Assets
Applicable to 490,435,332 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	46,872,656
Net Asset Value Per Share—ETF Shares	$95.57

Admiral Shares—Net Assets
Applicable to 61,641,271 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,587,323
Net Asset Value Per Share—Admiral Shares	$25.75

Institutional Shares—Net Assets
Applicable to 13,921,811 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	442,963
Net Asset Value Per Share—Institutional Shares	$31.82
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Interest[1]	1,046,064
Total Income	1,046,064
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,054
Management and Administrative—ETF Shares	13,841
Management and Administrative—Admiral Shares	973
Management and Administrative—Institutional Shares	180
Marketing and Distribution—ETF Shares	1,905
Marketing and Distribution—Admiral Shares	71
Marketing and Distribution—Institutional Shares	13
Custodian Fees	111
Auditing Fees	42
Shareholders’ Reports—ETF Shares	968
Shareholders’ Reports—Admiral Shares	12
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	15
Total Expenses	19,185
Net Investment Income	1,026,879
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	1,233,884
Futures Contracts	1,856
Realized Net Gain (Loss)	1,235,740
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(1,298,247)
Futures Contracts	18
Change in Unrealized Appreciation (Depreciation)	(1,298,229)
Net Increase (Decrease) in Net Assets Resulting from Operations	964,390
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $84,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $867,778,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,026,879	922,768
Realized Net Gain (Loss)	1,235,740	638,698
Change in Unrealized Appreciation (Depreciation)	(1,298,229)	857,685
Net Increase (Decrease) in Net Assets Resulting from Operations	964,390	2,419,151
Distributions
ETF Shares	(1,059,945)	(856,258)
Admiral Shares	(38,281)	(42,509)
Institutional Shares	(10,049)	(12,870)
Total Distributions	(1,108,275)	(911,637)
Capital Share Transactions
ETF Shares	8,062,666	13,435,330
Admiral Shares	45,641	105,631
Institutional Shares	88,292	(64,920)
Net Increase (Decrease) from Capital Share Transactions	8,196,599	13,476,041
Total Increase (Decrease)	8,052,714	14,983,555
Net Assets
Beginning of Period	40,850,228	25,866,673
End of Period	48,902,942	40,850,228
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$95.98	$91.82	$84.02	$88.35	$89.47
Investment Operations
Net Investment Income[1]	2.163	2.761	3.132	2.935	2.869
Net Realized and Unrealized Gain (Loss) on Investments	(.205)	4.205	7.768	(4.362)	(1.184)
Total from Investment Operations	1.958	6.966	10.900	(1.427)	1.685
Distributions
Dividends from Net Investment Income	(2.169)	(2.806)	(3.100)	(2.903)	(2.805)
Distributions from Realized Capital Gains	(.199)	—	—	—	—
Total Distributions	(2.368)	(2.806)	(3.100)	(2.903)	(2.805)
Net Asset Value, End of Period	$95.57	$95.98	$91.82	$84.02	$88.35
Total Return	2.08%	7.78%	13.33%	-1.62%	1.98%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$46,873	$38,944	$24,080	$19,302	$16,699
Ratio of Total Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.27%	2.99%	3.65%	3.44%	3.30%
Portfolio Turnover Rate[2]	53%	72%	59%	65%	65%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$25.86	$24.71	$22.61	$23.78	$24.08
Investment Operations
Net Investment Income[1]	.578	.747	.839	.792	.774
Net Realized and Unrealized Gain (Loss) on Investments	(.062)	1.138	2.097	(1.175)	(.318)
Total from Investment Operations	.516	1.885	2.936	(.383)	.456
Distributions
Dividends from Net Investment Income	(.572)	(.735)	(.836)	(.787)	(.756)
Distributions from Realized Capital Gains	(.054)	—	—	—	—
Total Distributions	(.626)	(.735)	(.836)	(.787)	(.756)
Net Asset Value, End of Period	$25.75	$25.86	$24.71	$22.61	$23.78
Total Return[2]	2.03%	7.79%	13.30%	-1.61%	1.99%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,587	$1,549	$1,381	$1,076	$1,014
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.25%	3.01%	3.63%	3.44%	3.30%
Portfolio Turnover Rate[3]	53%	72%	59%	65%	65%
1	Calculated based on average shares outstanding.
2	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$31.95	$30.53	$27.94	$29.38	$29.75
Investment Operations
Net Investment Income[1]	.720	.940	1.044	.983	.962
Net Realized and Unrealized Gain (Loss) on Investments	(.070)	1.394	2.584	(1.446)	(.392)
Total from Investment Operations	.650	2.334	3.628	(.463)	.570
Distributions
Dividends from Net Investment Income	(.714)	(.914)	(1.038)	(.977)	(.940)
Distributions from Realized Capital Gains	(.066)	—	—	—	—
Total Distributions	(.780)	(.914)	(1.038)	(.977)	(.940)
Net Asset Value, End of Period	$31.82	$31.95	$30.53	$27.94	$29.38
Total Return[2]	2.07%	7.81%	13.30%	-1.57%	2.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$443	$357	$406	$492	$572
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	2.27%	3.07%	3.65%	3.46%	3.32%
Portfolio Turnover Rate[3]	53%	72%	59%	65%	65%
1	Calculated based on average shares outstanding.
2	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund
Notes to Financial Statements
Vanguard Intermediate-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

Intermediate-Term Corporate Bond Index Fund
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

Intermediate-Term Corporate Bond Index Fund
expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets. Fees assessed on capital share transactions are credited to paid-in capital.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $1,648,000, representing less than 0.01% of the fund’s net assets and 0.66% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Intermediate-Term Corporate Bond Index Fund
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	507,743	—	507,743
Corporate Bonds	—	47,907,126	—	47,907,126
Temporary Cash Investments	222,393	—	—	222,393
Total	222,393	48,414,869	—	48,637,262

Derivative Financial Instruments
Liabilities
Futures Contracts[1]	1	—	—	1
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	893,445
Total Distributable Earnings (Loss)	(893,445)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	107,922
Undistributed Long-Term Gains	266,536
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,053,453

Intermediate-Term Corporate Bond Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	1,043,345	911,637
Long-Term Capital Gains	64,930	—
Total	1,108,275	911,637
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	47,583,809
Gross Unrealized Appreciation	1,268,085
Gross Unrealized Depreciation	(214,632)
Net Unrealized Appreciation (Depreciation)	1,053,453
E.	During the year ended August 31, 2021, the fund purchased $33,561,814,000 of investment securities and sold $25,674,218,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $10,785,184,000 and $10,300,186,000, respectively. Purchases and sales include $20,312,728,000 and $12,408,573,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $1,536,555,000 and sales were $10,569,593,000, resulting in net realized gain (loss) of $354,121,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued[1]	20,684,453	217,097	21,977,106	236,975
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(12,621,787)	(132,400)	(8,541,776)	(93,500)
Net Increase (Decrease)—ETF Shares	8,062,666	84,697	13,435,330	143,475

Intermediate-Term Corporate Bond Index Fund
	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued[1]	392,434	15,237	526,493	21,282
Issued in Lieu of Cash Distributions	30,298	1,179	34,053	1,371
Redeemed	(377,091)	(14,690)	(454,915)	(18,616)
Net Increase (Decrease)—Admiral Shares	45,641	1,726	105,631	4,037
Institutional Shares
Issued[1]	141,963	4,463	139,541	4,570
Issued in Lieu of Cash Distributions	6,380	201	8,451	276
Redeemed	(60,051)	(1,906)	(212,912)	(6,963)
Net Increase (Decrease)—Institutional Shares	88,292	2,758	(64,920)	(2,117)
1	Includes purchase fees for fiscal 2021 and 2020 of $1,285,000 and $1,686,000, respectively (fund totals).
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.

Long-Term Corporate Bond Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Corporate Bond Index Fund ETF Shares Net Asset Value	4.39%	6.44%	7.38%	$20,380
Long-Term Corporate Bond Index Fund ETF Shares Market Price	3.80	6.42	7.24	20,108
Bloomberg U.S. 10+ Year Corporate Bond Index	3.95	6.52	7.30	20,222
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	13,728
Bloomberg U.S. 10+ Year Corporate Bond Index: Includes U.S. dollar-denominated, investment-grade securities issued by industrial, utility, and financial companies, with maturities greater than 10 years.
Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.

Long-Term Corporate Bond Index Fund
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Long-Term Corporate Bond Index Fund Admiral Shares	3.32%	6.23%	7.27%	$20,180
Bloomberg U.S. 10+ Year Corporate Bond Index	3.95	6.52	7.30	20,222
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	13,728

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Long-Term Corporate Bond Index Fund Institutional Shares	3.33%	6.24%	7.29%	$10,107,200
Bloomberg U.S. 10+ Year Corporate Bond Index	3.95	6.52	7.30	10,110,926
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	6,863,983
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021
	One Year	Five Years	Ten Years
Long-Term Corporate Bond Index Fund ETF Shares Market Price	3.80%	36.52%	101.08%
Long-Term Corporate Bond Index Fund ETF Shares Net Asset Value	4.39	36.65	103.80
Bloomberg U.S. 10+ Year Corporate Bond Index	3.95	37.12	102.22
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

Long-Term Corporate Bond Index Fund
Fund Allocation
As of August 31, 2021
Corporate Bonds – Communications	13.5%
Corporate Bonds – Consumer Discretionary	5.6
Corporate Bonds – Consumer Staples	7.9
Corporate Bonds – Energy	9.0
Corporate Bonds – Financials	15.1
Corporate Bonds – Health Care	14.7
Corporate Bonds – Industrials	8.6
Corporate Bonds – Materials	3.7
Corporate Bonds – Real Estate	1.5
Corporate Bonds – Technology	8.3
Corporate Bonds – Utilities	11.8
Taxable Municipal Bonds	0.0
U.S. Government and Agency Obligations	0.3
The table reflects the fund's investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

Long-Term Corporate Bond Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (0.3%)
U.S. Government Securities (0.3%)
	United States Treasury Note/Bond	1.250%	8/15/31	14,055	13,983
	United States Treasury Note/Bond	2.375%	5/15/51	2,545	2,811
Total U.S. Government and Agency Obligations (Cost $16,792)					16,794
Corporate Bonds (98.7%)
Communications (13.4%)
	Activision Blizzard Inc.	4.500%	6/15/47	1,540	1,913
	Activision Blizzard Inc.	2.500%	9/15/50	2,469	2,205
	Alphabet Inc.	1.900%	8/15/40	2,671	2,477
	Alphabet Inc.	2.050%	8/15/50	5,716	5,185
	Alphabet Inc.	2.250%	8/15/60	4,393	3,995
	America Movil SAB de CV	6.375%	3/1/35	968	1,392
	America Movil SAB de CV	6.125%	11/15/37	969	1,351
	America Movil SAB de CV	6.125%	3/30/40	4,853	6,974
	America Movil SAB de CV	4.375%	7/16/42	3,302	4,036
	America Movil SAB de CV	4.375%	4/22/49	3,335	4,192
	AT&T Inc.	2.250%	2/1/32	5,800	5,767
[1]	AT&T Inc.	2.550%	12/1/33	9,438	9,485
	AT&T Inc.	6.150%	9/15/34	618	832
	AT&T Inc.	4.500%	5/15/35	6,074	7,196
	AT&T Inc.	5.250%	3/1/37	3,076	3,903
	AT&T Inc.	4.900%	8/15/37	2,043	2,531
	AT&T Inc.	6.550%	2/15/39	150	215
	AT&T Inc.	4.850%	3/1/39	3,487	4,274
	AT&T Inc.	6.000%	8/15/40	275	379
	AT&T Inc.	5.350%	9/1/40	2,468	3,202
	AT&T Inc.	6.375%	3/1/41	1,070	1,553
	AT&T Inc.	6.250%	3/29/41	442	624
	AT&T Inc.	3.500%	6/1/41	5,423	5,727
	AT&T Inc.	5.550%	8/15/41	2,021	2,688
	AT&T Inc.	5.150%	3/15/42	3,162	4,017
	AT&T Inc.	4.900%	6/15/42	2,662	3,318
	AT&T Inc.	4.300%	12/15/42	3,216	3,717
	AT&T Inc.	3.100%	2/1/43	4,640	4,607
	AT&T Inc.	4.650%	6/1/44	1,446	1,734
	AT&T Inc.	4.350%	6/15/45	2,343	2,713
	AT&T Inc.	4.850%	7/15/45	1,685	2,082
	AT&T Inc.	4.750%	5/15/46	3,568	4,368
[2]	AT&T Inc.	5.150%	11/15/46	1,376	1,779

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AT&T Inc.	5.650%	2/15/47	1,500	2,047
	AT&T Inc.	5.450%	3/1/47	904	1,206
	AT&T Inc.	4.500%	3/9/48	4,055	4,834
	AT&T Inc.	4.550%	3/9/49	3,269	3,919
	AT&T Inc.	5.150%	2/15/50	1,150	1,489
	AT&T Inc.	3.650%	6/1/51	6,470	6,846
	AT&T Inc.	3.300%	2/1/52	5,387	5,366
[1]	AT&T Inc.	3.500%	9/15/53	16,936	17,384
[1]	AT&T Inc.	3.550%	9/15/55	17,857	18,242
[1]	AT&T Inc.	3.800%	12/1/57	16,524	17,588
[1]	AT&T Inc.	3.650%	9/15/59	15,306	15,750
	AT&T Inc.	3.850%	6/1/60	2,805	2,991
	AT&T Inc.	3.500%	2/1/61	2,543	2,522
	Bell Telephone Co. of Canada or Bell Canada	4.464%	4/1/48	1,831	2,280
	Bell Telephone Co. of Canada or Bell Canada	4.300%	7/29/49	2,212	2,680
[2]	Bell Telephone Co. of Canada or Bell Canada	3.650%	3/17/51	475	525
[2]	Bell Telephone Co. of Canada or Bell Canada	3.200%	2/15/52	500	516
	Charter Communications Operating LLC	2.300%	2/1/32	2,720	2,653
	Charter Communications Operating LLC	6.384%	10/23/35	4,937	6,594
	Charter Communications Operating LLC	5.375%	4/1/38	1,510	1,866
	Charter Communications Operating LLC	3.500%	6/1/41	3,802	3,843
	Charter Communications Operating LLC	6.484%	10/23/45	6,656	9,289
	Charter Communications Operating LLC	5.375%	5/1/47	5,405	6,648
	Charter Communications Operating LLC	5.750%	4/1/48	5,755	7,437
	Charter Communications Operating LLC	5.125%	7/1/49	3,359	4,049
	Charter Communications Operating LLC	4.800%	3/1/50	6,280	7,370
	Charter Communications Operating LLC	3.700%	4/1/51	4,717	4,741
	Charter Communications Operating LLC	3.900%	6/1/52	5,685	5,874
	Charter Communications Operating LLC	6.834%	10/23/55	1,568	2,338
	Charter Communications Operating LLC	3.850%	4/1/61	4,110	4,079
	Charter Communications Operating LLC	4.400%	12/1/61	3,905	4,273
	Comcast Corp.	4.250%	1/15/33	3,019	3,612
	Comcast Corp.	7.050%	3/15/33	1,045	1,533
	Comcast Corp.	4.200%	8/15/34	3,625	4,314
	Comcast Corp.	5.650%	6/15/35	1,740	2,365
	Comcast Corp.	4.400%	8/15/35	1,443	1,755
	Comcast Corp.	6.500%	11/15/35	453	661
	Comcast Corp.	3.200%	7/15/36	2,281	2,486
	Comcast Corp.	6.450%	3/15/37	1,254	1,857
	Comcast Corp.	3.900%	3/1/38	3,141	3,660
	Comcast Corp.	4.600%	10/15/38	5,912	7,414
	Comcast Corp.	6.550%	7/1/39	100	154
	Comcast Corp.	3.250%	11/1/39	3,205	3,483
	Comcast Corp.	3.750%	4/1/40	2,685	3,086
	Comcast Corp.	4.650%	7/15/42	3,474	4,408
	Comcast Corp.	4.600%	8/15/45	2,736	3,509
	Comcast Corp.	3.400%	7/15/46	2,036	2,221
	Comcast Corp.	4.000%	8/15/47	3,729	4,410
	Comcast Corp.	3.969%	11/1/47	6,153	7,244
	Comcast Corp.	4.000%	3/1/48	1,679	1,990
	Comcast Corp.	4.700%	10/15/48	4,541	5,986
	Comcast Corp.	3.999%	11/1/49	3,393	4,041
	Comcast Corp.	3.450%	2/1/50	3,543	3,888
	Comcast Corp.	2.800%	1/15/51	2,217	2,179
[1]	Comcast Corp.	2.887%	11/1/51	9,665	9,621

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Comcast Corp.	2.450%	8/15/52	5,070	4,671
	Comcast Corp.	4.049%	11/1/52	5,046	6,073
[1]	Comcast Corp.	2.937%	11/1/56	13,961	13,827
	Comcast Corp.	4.950%	10/15/58	2,591	3,708
	Comcast Corp.	2.650%	8/15/62	2,695	2,500
[1]	Comcast Corp.	2.987%	11/1/63	3,870	3,812
	Deutsche Telekom International Finance BV	9.250%	6/1/32	1,477	2,426
	Discovery Communications LLC	5.000%	9/20/37	947	1,159
	Discovery Communications LLC	6.350%	6/1/40	769	1,067
	Discovery Communications LLC	4.875%	4/1/43	1,548	1,867
	Discovery Communications LLC	5.200%	9/20/47	3,374	4,245
	Discovery Communications LLC	5.300%	5/15/49	1,687	2,154
	Discovery Communications LLC	4.650%	5/15/50	2,614	3,096
	Discovery Communications LLC	4.000%	9/15/55	4,736	5,080
	Electronic Arts Inc.	2.950%	2/15/51	1,035	1,023
	Fox Corp.	5.476%	1/25/39	3,848	4,996
	Fox Corp.	5.576%	1/25/49	3,217	4,423
	Grupo Televisa SAB	6.625%	1/15/40	1,935	2,785
	Grupo Televisa SAB	5.000%	5/13/45	2,234	2,771
	Grupo Televisa SAB	6.125%	1/31/46	1,225	1,748
	Grupo Televisa SAB	5.250%	5/24/49	1,875	2,480
	Interpublic Group of Cos. Inc.	3.375%	3/1/41	1,220	1,282
	Interpublic Group of Cos. Inc.	5.400%	10/1/48	1,296	1,767
	NBCUniversal Media LLC	4.450%	1/15/43	3,211	4,001
	Orange SA	5.375%	1/13/42	2,156	2,941
	Orange SA	5.500%	2/6/44	1,252	1,756
	Rogers Communications Inc.	7.500%	8/15/38	593	920
	Rogers Communications Inc.	4.500%	3/15/43	1,599	1,878
	Rogers Communications Inc.	5.450%	10/1/43	558	740
	Rogers Communications Inc.	5.000%	3/15/44	894	1,123
	Rogers Communications Inc.	4.300%	2/15/48	1,500	1,728
	Rogers Communications Inc.	4.350%	5/1/49	3,960	4,635
	Rogers Communications Inc.	3.700%	11/15/49	3,294	3,510
	Telefonica Emisiones SA	7.045%	6/20/36	4,859	7,062
	Telefonica Emisiones SA	4.665%	3/6/38	2,070	2,457
	Telefonica Emisiones SA	5.213%	3/8/47	5,068	6,387
	Telefonica Emisiones SA	4.895%	3/6/48	2,817	3,427
	Telefonica Emisiones SA	5.520%	3/1/49	2,910	3,835
	TELUS Corp.	4.600%	11/16/48	1,187	1,530
	TELUS Corp.	4.300%	6/15/49	832	1,015
	Thomson Reuters Corp.	5.500%	8/15/35	1,235	1,637
	Thomson Reuters Corp.	5.850%	4/15/40	502	703
	Thomson Reuters Corp.	5.650%	11/23/43	1,085	1,506
	Time Warner Cable LLC	6.550%	5/1/37	4,534	6,195
	Time Warner Cable LLC	7.300%	7/1/38	2,473	3,605
	Time Warner Cable LLC	6.750%	6/15/39	3,865	5,401
	Time Warner Cable LLC	5.875%	11/15/40	2,908	3,746
	Time Warner Cable LLC	5.500%	9/1/41	2,583	3,235
	Time Warner Cable LLC	4.500%	9/15/42	2,930	3,288
	Time Warner Entertainment Co. LP	8.375%	7/15/33	2,545	3,800
	T-Mobile USA Inc.	2.250%	11/15/31	1,955	1,945
	T-Mobile USA Inc.	4.375%	4/15/40	5,202	6,088
	T-Mobile USA Inc.	3.000%	2/15/41	5,435	5,389
	T-Mobile USA Inc.	4.500%	4/15/50	6,210	7,456
	T-Mobile USA Inc.	3.300%	2/15/51	6,920	6,943

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	T-Mobile USA Inc.	3.400%	10/15/52	3,000	3,044
[1]	T-Mobile USA Inc.	3.600%	11/15/60	4,770	4,898
[2]	TWDC Enterprises 18 Corp.	7.000%	3/1/32	1,468	2,122
	TWDC Enterprises 18 Corp.	4.375%	8/16/41	870	1,081
[2]	TWDC Enterprises 18 Corp.	4.125%	12/1/41	991	1,202
[2]	TWDC Enterprises 18 Corp.	3.700%	12/1/42	1,880	2,159
[2]	TWDC Enterprises 18 Corp.	4.125%	6/1/44	1,535	1,871
[2]	TWDC Enterprises 18 Corp.	3.000%	7/30/46	794	825
	Verizon Communications Inc.	4.500%	8/10/33	6,664	8,067
	Verizon Communications Inc.	6.400%	9/15/33	355	491
	Verizon Communications Inc.	4.400%	11/1/34	5,770	6,955
	Verizon Communications Inc.	4.272%	1/15/36	7,530	8,990
	Verizon Communications Inc.	5.250%	3/16/37	3,710	4,913
	Verizon Communications Inc.	4.812%	3/15/39	4,142	5,261
	Verizon Communications Inc.	2.650%	11/20/40	7,286	7,057
	Verizon Communications Inc.	3.400%	3/22/41	9,275	9,933
	Verizon Communications Inc.	6.550%	9/15/43	185	295
	Verizon Communications Inc.	4.125%	8/15/46	4,275	5,020
	Verizon Communications Inc.	4.862%	8/21/46	10,218	13,323
	Verizon Communications Inc.	5.500%	3/16/47	113	160
	Verizon Communications Inc.	4.522%	9/15/48	8,314	10,474
	Verizon Communications Inc.	5.012%	4/15/49	2,518	3,366
	Verizon Communications Inc.	4.000%	3/22/50	2,484	2,886
	Verizon Communications Inc.	2.875%	11/20/50	6,547	6,296
	Verizon Communications Inc.	3.550%	3/22/51	10,250	11,139
	Verizon Communications Inc.	4.672%	3/15/55	5,525	7,182
	Verizon Communications Inc.	2.987%	10/30/56	10,146	9,787
	Verizon Communications Inc.	3.000%	11/20/60	4,295	4,131
	Verizon Communications Inc.	3.700%	3/22/61	9,570	10,518
	ViacomCBS Inc.	4.200%	5/19/32	3,325	3,845
	ViacomCBS Inc.	5.500%	5/15/33	855	1,098
	ViacomCBS Inc.	6.875%	4/30/36	2,583	3,728
	ViacomCBS Inc.	5.900%	10/15/40	1,122	1,501
	ViacomCBS Inc.	4.850%	7/1/42	2,233	2,741
	ViacomCBS Inc.	4.375%	3/15/43	2,718	3,181
	ViacomCBS Inc.	5.850%	9/1/43	3,036	4,208
	ViacomCBS Inc.	5.250%	4/1/44	467	601
	ViacomCBS Inc.	4.900%	8/15/44	1,249	1,539
	ViacomCBS Inc.	4.600%	1/15/45	1,426	1,717
	ViacomCBS Inc.	4.950%	5/19/50	1,850	2,352
	Vodafone Group plc	6.250%	11/30/32	659	895
	Vodafone Group plc	6.150%	2/27/37	3,132	4,378
	Vodafone Group plc	5.000%	5/30/38	3,079	3,924
	Vodafone Group plc	4.375%	2/19/43	2,387	2,836
	Vodafone Group plc	5.250%	5/30/48	7,549	10,051
	Vodafone Group plc	4.875%	6/19/49	4,325	5,547
	Vodafone Group plc	4.250%	9/17/50	2,699	3,191
	Vodafone Group plc	5.125%	6/19/59	1,395	1,867
	Walt Disney Co.	6.550%	3/15/33	1,413	2,027
	Walt Disney Co.	6.200%	12/15/34	3,023	4,282
	Walt Disney Co.	6.400%	12/15/35	2,177	3,213
	Walt Disney Co.	6.150%	3/1/37	1,067	1,532
	Walt Disney Co.	6.650%	11/15/37	3,182	4,855
	Walt Disney Co.	4.625%	3/23/40	1,695	2,166
	Walt Disney Co.	3.500%	5/13/40	3,220	3,619

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Walt Disney Co.	6.150%	2/15/41	470	700
	Walt Disney Co.	5.400%	10/1/43	1,506	2,120
	Walt Disney Co.	4.750%	9/15/44	2,279	2,991
	Walt Disney Co.	4.950%	10/15/45	1,090	1,471
	Walt Disney Co.	7.750%	12/1/45	325	583
	Walt Disney Co.	4.750%	11/15/46	2,286	3,030
	Walt Disney Co.	2.750%	9/1/49	3,679	3,661
	Walt Disney Co.	4.700%	3/23/50	3,685	4,938
	Walt Disney Co.	3.600%	1/13/51	5,515	6,376
	Walt Disney Co.	3.800%	5/13/60	3,503	4,184
					826,783
Consumer Discretionary (5.5%)
	Alibaba Group Holding Ltd.	4.500%	11/28/34	856	1,009
	Alibaba Group Holding Ltd.	4.000%	12/6/37	2,913	3,258
	Alibaba Group Holding Ltd.	2.700%	2/9/41	100	95
	Alibaba Group Holding Ltd.	4.200%	12/6/47	5,720	6,619
	Alibaba Group Holding Ltd.	3.150%	2/9/51	3,690	3,613
	Alibaba Group Holding Ltd.	4.400%	12/6/57	2,535	3,023
	Alibaba Group Holding Ltd.	3.250%	2/9/61	1,470	1,423
	Amazon.com Inc.	4.800%	12/5/34	2,101	2,721
	Amazon.com Inc.	3.875%	8/22/37	7,079	8,449
	Amazon.com Inc.	2.875%	5/12/41	4,100	4,300
	Amazon.com Inc.	4.950%	12/5/44	3,951	5,440
	Amazon.com Inc.	4.050%	8/22/47	10,209	12,609
	Amazon.com Inc.	2.500%	6/3/50	3,362	3,230
	Amazon.com Inc.	3.100%	5/12/51	7,775	8,380
	Amazon.com Inc.	4.250%	8/22/57	5,505	7,165
	Amazon.com Inc.	2.700%	6/3/60	4,126	4,002
	Amazon.com Inc.	3.250%	5/12/61	4,055	4,422
[2]	American University	3.672%	4/1/49	1,161	1,351
	Aptiv plc	4.400%	10/1/46	315	378
	Aptiv plc	5.400%	3/15/49	270	377
	BorgWarner Inc.	4.375%	3/15/45	443	528
[2]	Brown University in Providence in the State of Rhode Island & Providence Plant	2.924%	9/1/50	1,380	1,509
[2]	California Endowment	2.498%	4/1/51	865	853
	California Institute of Technology	4.321%	8/1/45	745	980
	California Institute of Technology	4.700%	11/1/11	928	1,371
	California Institute of Technology	3.650%	9/1/19	1,145	1,359
	Cleveland Clinic Foundation	4.858%	1/1/14	903	1,334
	Darden Restaurants Inc.	4.550%	2/15/48	665	780
[2]	Duke University	2.682%	10/1/44	1,165	1,207
[2]	Duke University	2.832%	10/1/55	1,685	1,767
	eBay Inc.	4.000%	7/15/42	1,807	2,058
	eBay Inc.	3.650%	5/10/51	2,280	2,489
[2]	Emory University	2.969%	9/1/50	1,287	1,386
[2]	Ford Foundation	2.415%	6/1/50	250	246
[2]	Ford Foundation	2.815%	6/1/70	1,829	1,882
	General Motors Co.	5.000%	4/1/35	918	1,105
	General Motors Co.	6.600%	4/1/36	3,151	4,311
	General Motors Co.	5.150%	4/1/38	2,409	2,918
	General Motors Co.	6.250%	10/2/43	2,618	3,583
	General Motors Co.	5.200%	4/1/45	2,905	3,595
	General Motors Co.	6.750%	4/1/46	2,465	3,569
	General Motors Co.	5.400%	4/1/48	2,066	2,621

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Motors Co.	5.950%	4/1/49	2,810	3,825
[2]	George Washington University	4.300%	9/15/44	780	1,005
	George Washington University	4.868%	9/15/45	645	891
[2]	George Washington University	4.126%	9/15/48	1,416	1,787
[2]	Georgetown University	4.315%	4/1/49	587	744
[2]	Georgetown University	2.943%	4/1/50	705	725
[2]	Georgetown University	5.215%	10/1/18	811	1,226
	Harley-Davidson Inc.	4.625%	7/28/45	1,008	1,096
	Hasbro Inc.	6.350%	3/15/40	733	1,027
	Hasbro Inc.	5.100%	5/15/44	1,158	1,421
	Home Depot Inc.	5.875%	12/16/36	7,140	10,244
	Home Depot Inc.	3.300%	4/15/40	2,828	3,136
	Home Depot Inc.	5.400%	9/15/40	1,915	2,661
	Home Depot Inc.	5.950%	4/1/41	2,937	4,317
	Home Depot Inc.	4.200%	4/1/43	642	793
	Home Depot Inc.	4.875%	2/15/44	2,605	3,511
	Home Depot Inc.	4.400%	3/15/45	975	1,246
	Home Depot Inc.	4.250%	4/1/46	4,449	5,603
	Home Depot Inc.	3.900%	6/15/47	2,961	3,558
	Home Depot Inc.	4.500%	12/6/48	2,951	3,878
	Home Depot Inc.	3.125%	12/15/49	3,212	3,443
	Home Depot Inc.	3.350%	4/15/50	3,192	3,557
	Home Depot Inc.	2.375%	3/15/51	2,005	1,878
	Home Depot Inc.	3.500%	9/15/56	2,274	2,596
	JD.com Inc.	4.125%	1/14/50	495	539
[2]	Johns Hopkins University	4.083%	7/1/53	847	1,112
[2]	Johns Hopkins University	2.813%	1/1/60	865	904
	Kohl's Corp.	5.550%	7/17/45	1,025	1,273
	Lear Corp.	5.250%	5/15/49	1,515	1,930
	Leland Stanford Junior University	3.647%	5/1/48	1,529	1,897
	Leland Stanford Junior University	2.413%	6/1/50	1,184	1,187
	Lowe's Cos. Inc.	5.500%	10/15/35	375	496
	Lowe's Cos. Inc.	5.000%	4/15/40	2,839	3,683
	Lowe's Cos. Inc.	4.650%	4/15/42	565	708
	Lowe's Cos. Inc.	4.250%	9/15/44	347	401
	Lowe's Cos. Inc.	4.375%	9/15/45	300	364
	Lowe's Cos. Inc.	3.700%	4/15/46	1,600	1,785
	Lowe's Cos. Inc.	4.050%	5/3/47	3,544	4,142
	Lowe's Cos. Inc.	4.550%	4/5/49	2,265	2,854
	Lowe's Cos. Inc.	5.125%	4/15/50	479	657
	Lowe's Cos. Inc.	3.000%	10/15/50	4,553	4,561
	Lowe's Cos. Inc.	3.500%	4/1/51	1,845	2,010
[2]	Marriott International Inc.	3.500%	10/15/32	2,652	2,833
	Masco Corp.	4.500%	5/15/47	878	1,074
	Masco Corp.	3.125%	2/15/51	750	754
[2]	Massachusetts Institute of Technology	3.959%	7/1/38	1,085	1,312
[2]	Massachusetts Institute of Technology	2.989%	7/1/50	965	1,072
[2]	Massachusetts Institute of Technology	2.294%	7/1/51	642	621
	Massachusetts Institute of Technology	5.600%	7/1/11	1,286	2,294
	Massachusetts Institute of Technology	4.678%	7/1/14	1,545	2,344
	Massachusetts Institute of Technology	3.885%	7/1/16	1,295	1,647
[2]	McDonald's Corp.	4.700%	12/9/35	3,090	3,868
[2]	McDonald's Corp.	6.300%	10/15/37	1,874	2,705
[2]	McDonald's Corp.	6.300%	3/1/38	1,135	1,648
[2]	McDonald's Corp.	5.700%	2/1/39	1,614	2,231

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	McDonald's Corp.	4.875%	7/15/40	755	970
[2]	McDonald's Corp.	3.700%	2/15/42	2,167	2,443
[2]	McDonald's Corp.	3.625%	5/1/43	1,715	1,927
[2]	McDonald's Corp.	4.600%	5/26/45	576	729
[2]	McDonald's Corp.	4.875%	12/9/45	1,732	2,279
[2]	McDonald's Corp.	4.450%	3/1/47	780	972
[2]	McDonald's Corp.	4.450%	9/1/48	1,356	1,701
[2]	McDonald's Corp.	3.625%	9/1/49	5,054	5,683
[2]	McDonald's Corp.	4.200%	4/1/50	2,038	2,503
	MDC Holdings Inc.	6.000%	1/15/43	1,115	1,438
	NIKE Inc.	3.250%	3/27/40	2,430	2,709
	NIKE Inc.	3.625%	5/1/43	579	686
	NIKE Inc.	3.875%	11/1/45	1,454	1,780
	NIKE Inc.	3.375%	11/1/46	516	588
	NIKE Inc.	3.375%	3/27/50	4,745	5,454
	Nordstrom Inc.	5.000%	1/15/44	1,535	1,524
[2]	Northeastern University	2.894%	10/1/50	660	685
[2]	Northwestern University	4.643%	12/1/44	720	957
[2]	Northwestern University	2.640%	12/1/50	770	786
[2]	Northwestern University	3.662%	12/1/57	1,182	1,490
	Owens Corning	7.000%	12/1/36	222	325
	Owens Corning	4.300%	7/15/47	2,144	2,531
	Owens Corning	4.400%	1/30/48	978	1,173
	President & Fellows of Harvard College	4.875%	10/15/40	673	934
	President & Fellows of Harvard College	3.150%	7/15/46	1,326	1,503
	President & Fellows of Harvard College	2.517%	10/15/50	1,515	1,539
	President & Fellows of Harvard College	3.300%	7/15/56	369	436
	PulteGroup Inc.	7.875%	6/15/32	1,009	1,472
	PulteGroup Inc.	6.375%	5/15/33	965	1,291
	PulteGroup Inc.	6.000%	2/15/35	400	528
[2]	Rockefeller Foundation	2.492%	10/1/50	2,000	1,997
	Snap-on Inc.	4.100%	3/1/48	335	418
	Snap-on Inc.	3.100%	5/1/50	1,205	1,300
	Stanley Black & Decker Inc.	5.200%	9/1/40	585	787
	Stanley Black & Decker Inc.	4.850%	11/15/48	1,190	1,622
	Stanley Black & Decker Inc.	2.750%	11/15/50	2,707	2,680
	Starbucks Corp.	4.300%	6/15/45	1,002	1,212
	Starbucks Corp.	3.750%	12/1/47	1,724	1,943
	Starbucks Corp.	4.500%	11/15/48	2,875	3,644
	Starbucks Corp.	4.450%	8/15/49	1,691	2,131
	Starbucks Corp.	3.350%	3/12/50	540	578
	Starbucks Corp.	3.500%	11/15/50	3,265	3,577
	TJX Cos. Inc.	4.500%	4/15/50	1,647	2,207
[2]	Trustees of Boston College	3.129%	7/1/52	752	819
[2]	Trustees of Boston University	4.061%	10/1/48	995	1,250
	Trustees of Princeton University	5.700%	3/1/39	1,200	1,788
[2]	Trustees of Princeton University	2.516%	7/1/50	1,180	1,203
[2]	Trustees of the University of Pennsylvania	2.396%	10/1/50	1,105	1,084
	Trustees of the University of Pennsylvania	4.674%	9/1/12	400	585
	Trustees of the University of Pennsylvania	3.610%	2/15/19	717	848
[2]	University of Chicago	2.547%	4/1/50	1,275	1,233
	University of Chicago	3.000%	10/1/52	750	809
[2]	University of Chicago	4.003%	10/1/53	1,160	1,483
[2]	University of Notre Dame du Lac	3.438%	2/15/45	1,082	1,294
[2]	University of Notre Dame du Lac	3.394%	2/15/48	744	871

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	University of Southern California	3.028%	10/1/39	1,616	1,753
[2]	University of Southern California	3.841%	10/1/47	585	723
	University of Southern California	2.805%	10/1/50	495	519
[2]	University of Southern California	2.945%	10/1/51	1,190	1,272
	University of Southern California	5.250%	10/1/11	818	1,313
[2]	University of Southern California	3.226%	10/1/20	970	1,007
	Whirlpool Corp.	4.500%	6/1/46	1,094	1,338
	Whirlpool Corp.	4.600%	5/15/50	1,185	1,496
[2]	William Marsh Rice University	3.574%	5/15/45	1,232	1,438
[2]	William Marsh Rice University	3.774%	5/15/55	358	456
[2]	Yale University	2.402%	4/15/50	850	840
					340,943
Consumer Staples (7.8%)
	Altria Group Inc.	2.450%	2/4/32	4,010	3,917
	Altria Group Inc.	5.800%	2/14/39	2,645	3,311
	Altria Group Inc.	3.400%	2/4/41	3,225	3,103
	Altria Group Inc.	4.250%	8/9/42	2,776	2,936
	Altria Group Inc.	4.500%	5/2/43	3,308	3,621
	Altria Group Inc.	5.375%	1/31/44	2,350	2,833
	Altria Group Inc.	3.875%	9/16/46	4,410	4,450
	Altria Group Inc.	5.950%	2/14/49	3,698	4,814
	Altria Group Inc.	4.450%	5/6/50	1,297	1,415
	Altria Group Inc.	3.700%	2/4/51	3,100	3,010
	Altria Group Inc.	6.200%	2/14/59	410	538
	Altria Group Inc.	4.000%	2/4/61	3,750	3,683
[2]	Anheuser-Busch Cos. LLC	4.700%	2/1/36	11,065	13,633
[2]	Anheuser-Busch Cos. LLC	4.900%	2/1/46	21,585	27,586
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	2,583	3,172
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	1,839	2,087
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	3,007	3,672
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	5,030	6,375
	Anheuser-Busch InBev Worldwide Inc.	5.875%	6/15/35	1,090	1,456
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	3,442	4,115
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	2,577	4,329
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	3,309	4,369
	Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	2,862	4,723
	Anheuser-Busch InBev Worldwide Inc.	4.350%	6/1/40	2,470	2,965
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	1,650	2,090
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	3,951	4,344
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	6,510	8,036
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	5,017	6,058
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	7,005	9,757
	Anheuser-Busch InBev Worldwide Inc.	4.500%	6/1/50	1,831	2,271
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	3,270	4,159
	Anheuser-Busch InBev Worldwide Inc.	5.800%	1/23/59	5,047	7,483
	Anheuser-Busch InBev Worldwide Inc.	4.600%	6/1/60	2,087	2,606
	Archer-Daniels-Midland Co.	5.935%	10/1/32	640	875
	Archer-Daniels-Midland Co.	5.375%	9/15/35	410	561
	Archer-Daniels-Midland Co.	3.750%	9/15/47	1,432	1,736
	Archer-Daniels-Midland Co.	4.500%	3/15/49	2,968	3,989
	BAT Capital Corp.	4.390%	8/15/37	3,271	3,559
	BAT Capital Corp.	3.734%	9/25/40	1,690	1,678
	BAT Capital Corp.	4.540%	8/15/47	4,517	4,843
	BAT Capital Corp.	4.758%	9/6/49	2,075	2,287
	BAT Capital Corp.	5.282%	4/2/50	1,224	1,444

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	BAT Capital Corp.	3.984%	9/25/50	2,991	2,962
	Brown-Forman Corp.	4.000%	4/15/38	1,013	1,209
	Brown-Forman Corp.	4.500%	7/15/45	471	615
	Campbell Soup Co.	4.800%	3/15/48	996	1,261
	Campbell Soup Co.	3.125%	4/24/50	1,195	1,189
	Church & Dwight Co. Inc.	3.950%	8/1/47	1,063	1,277
	Coca-Cola Co.	2.250%	1/5/32	3,434	3,554
	Coca-Cola Co.	2.500%	6/1/40	1,835	1,841
	Coca-Cola Co.	2.875%	5/5/41	1,900	1,997
	Coca-Cola Co.	4.200%	3/25/50	517	660
	Coca-Cola Co.	2.600%	6/1/50	3,585	3,553
	Coca-Cola Co.	3.000%	3/5/51	2,375	2,533
	Coca-Cola Co.	2.500%	3/15/51	8,045	7,797
	Coca-Cola Co.	2.750%	6/1/60	1,220	1,227
	Coca-Cola Femsa SAB de CV	1.850%	9/1/32	921	891
	Coca-Cola Femsa SAB de CV	5.250%	11/26/43	1,244	1,690
[2]	Colgate-Palmolive Co.	4.000%	8/15/45	973	1,247
[2]	Colgate-Palmolive Co.	3.700%	8/1/47	879	1,089
	Conagra Brands Inc.	5.300%	11/1/38	2,332	3,016
	Conagra Brands Inc.	5.400%	11/1/48	2,159	2,943
	Constellation Brands Inc.	4.500%	5/9/47	1,857	2,259
	Constellation Brands Inc.	4.100%	2/15/48	1,166	1,347
	Constellation Brands Inc.	5.250%	11/15/48	1,638	2,219
	Constellation Brands Inc.	3.750%	5/1/50	1,355	1,515
	Costco Wholesale Corp.	1.750%	4/20/32	3,639	3,627
	Delhaize America LLC	9.000%	4/15/31	210	325
	Diageo Capital plc	2.125%	4/29/32	2,561	2,586
	Diageo Capital plc	5.875%	9/30/36	1,870	2,676
	Diageo Capital plc	3.875%	4/29/43	709	849
	Diageo Investment Corp.	7.450%	4/15/35	1,007	1,589
	Diageo Investment Corp.	4.250%	5/11/42	545	674
	Dollar General Corp.	4.125%	4/3/50	1,842	2,205
	Estee Lauder Cos. Inc.	6.000%	5/15/37	1,952	2,824
	Estee Lauder Cos. Inc.	4.375%	6/15/45	323	413
	Estee Lauder Cos. Inc.	4.150%	3/15/47	833	1,063
	Estee Lauder Cos. Inc.	3.125%	12/1/49	695	770
	Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	866	1,053
	Fomento Economico Mexicano SAB de CV	3.500%	1/16/50	5,993	6,392
	General Mills Inc.	5.400%	6/15/40	655	894
[1]	General Mills Inc.	3.000%	2/1/51	3,526	3,660
	Hershey Co.	3.375%	8/15/46	1,388	1,565
	Hershey Co.	3.125%	11/15/49	601	652
	Hormel Foods Corp.	3.050%	6/3/51	500	532
	Ingredion Inc.	3.900%	6/1/50	560	646
	J M Smucker Co.	4.250%	3/15/35	1,759	2,090
	J M Smucker Co.	4.375%	3/15/45	926	1,128
	J M Smucker Co.	3.550%	3/15/50	781	869
	Kellogg Co.	4.500%	4/1/46	1,001	1,249
	Keurig Dr Pepper Inc.	4.985%	5/25/38	1,952	2,493
	Keurig Dr Pepper Inc.	4.500%	11/15/45	788	971
	Keurig Dr Pepper Inc.	4.420%	12/15/46	1,839	2,250
	Keurig Dr Pepper Inc.	5.085%	5/25/48	720	965
	Keurig Dr Pepper Inc.	3.800%	5/1/50	1,592	1,811
	Keurig Dr Pepper Inc.	3.350%	3/15/51	1,485	1,586
	Kimberly-Clark Corp.	6.625%	8/1/37	1,863	2,902

Long-Term Corporate Bond Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Kimberly-Clark Corp.	5.300%	3/1/41	388	540
Kimberly-Clark Corp.	3.200%	7/30/46	1,590	1,758
Kimberly-Clark Corp.	3.900%	5/4/47	370	455
Kimberly-Clark Corp.	2.875%	2/7/50	2,054	2,159
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	677	940
Kroger Co.	6.900%	4/15/38	241	359
Kroger Co.	5.400%	7/15/40	928	1,240
Kroger Co.	5.000%	4/15/42	1,373	1,776
Kroger Co.	5.150%	8/1/43	1,661	2,187
Kroger Co.	3.875%	10/15/46	1,230	1,387
Kroger Co.	4.650%	1/15/48	1,661	2,085
Kroger Co.	5.400%	1/15/49	2,473	3,440
Kroger Co.	3.950%	1/15/50	1,147	1,337
McCormick & Co. Inc.	4.200%	8/15/47	955	1,159
Mead Johnson Nutrition Co.	5.900%	11/1/39	795	1,151
Mead Johnson Nutrition Co.	4.600%	6/1/44	1,431	1,888
Molson Coors Beverage Co.	5.000%	5/1/42	2,370	2,955
Molson Coors Beverage Co.	4.200%	7/15/46	4,112	4,650
Mondelez International Inc.	1.875%	10/15/32	2,060	2,013
Mondelez International Inc.	2.625%	9/4/50	3,665	3,493
PepsiCo Inc.	5.500%	1/15/40	1,000	1,421
PepsiCo Inc.	3.500%	3/19/40	2,589	2,967
PepsiCo Inc.	4.875%	11/1/40	1,257	1,689
PepsiCo Inc.	4.000%	3/5/42	1,024	1,255
PepsiCo Inc.	3.600%	8/13/42	3,960	4,617
PepsiCo Inc.	4.250%	10/22/44	1,134	1,423
PepsiCo Inc.	4.600%	7/17/45	1,347	1,783
PepsiCo Inc.	4.450%	4/14/46	2,146	2,803
PepsiCo Inc.	3.450%	10/6/46	2,740	3,113
PepsiCo Inc.	4.000%	5/2/47	1,075	1,327
PepsiCo Inc.	3.375%	7/29/49	3,641	4,127
PepsiCo Inc.	2.875%	10/15/49	2,381	2,497
PepsiCo Inc.	3.625%	3/19/50	3,051	3,623
PepsiCo Inc.	3.875%	3/19/60	1,264	1,588
Philip Morris International Inc.	6.375%	5/16/38	3,316	4,738
Philip Morris International Inc.	4.375%	11/15/41	2,484	2,924
Philip Morris International Inc.	4.500%	3/20/42	1,865	2,223
Philip Morris International Inc.	3.875%	8/21/42	1,387	1,530
Philip Morris International Inc.	4.125%	3/4/43	2,517	2,871
Philip Morris International Inc.	4.875%	11/15/43	1,851	2,324
Philip Morris International Inc.	4.250%	11/10/44	1,578	1,849
Procter & Gamble Co.	5.800%	8/15/34	434	623
Procter & Gamble Co.	5.550%	3/5/37	475	689
Procter & Gamble Co.	3.550%	3/25/40	1,350	1,609
Procter & Gamble Co.	3.500%	10/25/47	1,907	2,312
Procter & Gamble Co.	3.600%	3/25/50	1,156	1,446
Reynolds American Inc.	5.700%	8/15/35	2,374	2,901
Reynolds American Inc.	7.250%	6/15/37	676	926
Reynolds American Inc.	6.150%	9/15/43	2,947	3,730
Reynolds American Inc.	5.850%	8/15/45	5,273	6,531
Sysco Corp.	5.375%	9/21/35	931	1,217
Sysco Corp.	6.600%	4/1/40	1,567	2,333
Sysco Corp.	4.850%	10/1/45	511	652
Sysco Corp.	4.500%	4/1/46	1,461	1,777
Sysco Corp.	4.450%	3/15/48	1,090	1,328

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sysco Corp.	6.600%	4/1/50	3,137	5,024
	Target Corp.	6.500%	10/15/37	707	1,097
	Target Corp.	7.000%	1/15/38	910	1,477
	Target Corp.	4.000%	7/1/42	2,035	2,559
	Target Corp.	3.625%	4/15/46	2,418	2,907
	Target Corp.	3.900%	11/15/47	1,990	2,513
	Tyson Foods Inc.	4.875%	8/15/34	834	1,044
	Tyson Foods Inc.	5.150%	8/15/44	1,432	1,901
	Tyson Foods Inc.	4.550%	6/2/47	1,734	2,176
	Tyson Foods Inc.	5.100%	9/28/48	3,138	4,291
	Unilever Capital Corp.	5.900%	11/15/32	2,642	3,654
[2]	Unilever Capital Corp.	2.625%	8/12/51	1,000	1,008
	Walgreens Boots Alliance Inc.	4.800%	11/18/44	2,268	2,793
	Walgreens Boots Alliance Inc.	4.100%	4/15/50	2,461	2,796
	Walmart Inc.	5.250%	9/1/35	4,446	6,122
	Walmart Inc.	6.500%	8/15/37	1,728	2,639
	Walmart Inc.	6.200%	4/15/38	1,267	1,898
	Walmart Inc.	3.950%	6/28/38	4,239	5,143
	Walmart Inc.	5.625%	4/1/40	2,093	3,027
	Walmart Inc.	4.875%	7/8/40	460	615
	Walmart Inc.	5.000%	10/25/40	1,188	1,617
	Walmart Inc.	5.625%	4/15/41	3,256	4,771
	Walmart Inc.	4.000%	4/11/43	2,798	3,422
	Walmart Inc.	4.300%	4/22/44	871	1,109
	Walmart Inc.	3.625%	12/15/47	3,340	3,957
	Walmart Inc.	4.050%	6/29/48	5,239	6,645
	Walmart Inc.	2.950%	9/24/49	1,789	1,929
					482,961
Energy (8.9%)
	Baker Hughes a GE Co. LLC	4.080%	12/15/47	3,256	3,727
	Baker Hughes Holdings LLC	5.125%	9/15/40	1,825	2,360
	BP Capital Markets America Inc.	3.060%	6/17/41	3,000	3,091
	BP Capital Markets America Inc.	3.000%	2/24/50	4,470	4,427
	BP Capital Markets America Inc.	2.772%	11/10/50	4,480	4,249
	BP Capital Markets America Inc.	2.939%	6/4/51	5,475	5,374
	BP Capital Markets America Inc.	3.379%	2/8/61	4,072	4,221
	Burlington Resources LLC	7.400%	12/1/31	872	1,286
	Burlington Resources LLC	5.950%	10/15/36	1,080	1,504
	Canadian Natural Resources Ltd.	7.200%	1/15/32	1,326	1,822
	Canadian Natural Resources Ltd.	6.450%	6/30/33	695	918
	Canadian Natural Resources Ltd.	5.850%	2/1/35	1,752	2,267
	Canadian Natural Resources Ltd.	6.500%	2/15/37	1,578	2,136
	Canadian Natural Resources Ltd.	6.250%	3/15/38	2,630	3,552
	Canadian Natural Resources Ltd.	6.750%	2/1/39	1,360	1,916
[2]	Canadian Natural Resources Ltd.	4.950%	6/1/47	630	791
	Cenovus Energy Inc.	5.250%	6/15/37	2,160	2,578
	Cenovus Energy Inc.	6.800%	9/15/37	1,128	1,502
	Cenovus Energy Inc.	6.750%	11/15/39	2,658	3,593
	Cenovus Energy Inc.	5.400%	6/15/47	2,240	2,767
[1]	Cheniere Corpus Christi Holdings LLC	2.742%	12/31/39	1,700	1,701
	Chevron Corp.	2.978%	5/11/40	1,080	1,134
	Chevron Corp.	3.078%	5/11/50	1,038	1,095
	Chevron USA Inc.	6.000%	3/1/41	1,425	2,104
	Chevron USA Inc.	5.250%	11/15/43	2,393	3,298
	Chevron USA Inc.	5.050%	11/15/44	1,145	1,548

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Chevron USA Inc.	4.950%	8/15/47	1,214	1,660
	Chevron USA Inc.	4.200%	10/15/49	2,380	2,954
	Chevron USA Inc.	2.343%	8/12/50	1,740	1,597
	Columbia Pipeline Group Inc.	5.800%	6/1/45	1,265	1,772
	Conoco Funding Co.	7.250%	10/15/31	2,593	3,774
	ConocoPhillips	5.900%	10/15/32	991	1,331
	ConocoPhillips	5.900%	5/15/38	2,048	2,853
	ConocoPhillips	6.500%	2/1/39	4,574	6,741
[1]	ConocoPhillips	4.875%	10/1/47	4,035	5,337
	ConocoPhillips Co.	4.300%	11/15/44	1,995	2,426
	Devon Energy Corp.	7.875%	9/30/31	337	478
	Devon Energy Corp.	7.950%	4/15/32	1,840	2,640
	Devon Energy Corp.	5.600%	7/15/41	1,689	2,114
	Devon Energy Corp.	4.750%	5/15/42	2,285	2,602
	Devon Energy Corp.	5.000%	6/15/45	1,745	2,067
	Diamondback Energy Inc.	4.400%	3/24/51	1,205	1,384
[1]	Eastern Gas Transmission & Storage Inc.	4.800%	11/1/43	880	1,091
[1]	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	630	767
[1]	Eastern Gas Transmission & Storage Inc.	3.900%	11/15/49	900	999
	Enable Midstream Partners LP	5.000%	5/15/44	438	479
[2]	Enbridge Energy Partners LP	7.500%	4/15/38	1,152	1,731
	Enbridge Energy Partners LP	5.500%	9/15/40	1,123	1,473
	Enbridge Energy Partners LP	7.375%	10/15/45	793	1,270
	Enbridge Inc.	2.500%	8/1/33	840	849
	Enbridge Inc.	4.500%	6/10/44	1,010	1,196
	Enbridge Inc.	5.500%	12/1/46	1,947	2,663
	Enbridge Inc.	4.000%	11/15/49	1,470	1,663
	Enbridge Inc.	3.400%	8/1/51	1,090	1,130
	Energy Transfer LP	4.900%	3/15/35	1,258	1,449
	Energy Transfer LP	6.625%	10/15/36	1,425	1,879
[2]	Energy Transfer LP	5.800%	6/15/38	757	938
	Energy Transfer LP	7.500%	7/1/38	1,074	1,506
	Energy Transfer LP	6.050%	6/1/41	1,959	2,461
	Energy Transfer LP	6.500%	2/1/42	2,561	3,352
	Energy Transfer LP	6.100%	2/15/42	1,346	1,693
	Energy Transfer LP	4.950%	1/15/43	818	897
	Energy Transfer LP	5.150%	2/1/43	1,170	1,332
	Energy Transfer LP	5.950%	10/1/43	1,808	2,245
	Energy Transfer LP	5.300%	4/1/44	646	754
	Energy Transfer LP	5.150%	3/15/45	2,656	3,085
	Energy Transfer LP	5.350%	5/15/45	1,183	1,389
	Energy Transfer LP	6.125%	12/15/45	1,796	2,309
	Energy Transfer LP	5.300%	4/15/47	2,822	3,322
	Energy Transfer LP	5.400%	10/1/47	3,053	3,683
	Energy Transfer LP	6.000%	6/15/48	1,894	2,426
	Energy Transfer LP	6.250%	4/15/49	3,200	4,239
	Energy Transfer LP	5.000%	5/15/50	4,096	4,800
[2]	Enterprise Products Operating LLC	6.875%	3/1/33	1,290	1,823
[2]	Enterprise Products Operating LLC	6.650%	10/15/34	1,422	2,018
	Enterprise Products Operating LLC	7.550%	4/15/38	1,953	3,012
	Enterprise Products Operating LLC	6.125%	10/15/39	1,061	1,485
	Enterprise Products Operating LLC	6.450%	9/1/40	1,075	1,552
	Enterprise Products Operating LLC	5.700%	2/15/42	1,042	1,417
	Enterprise Products Operating LLC	4.850%	8/15/42	1,856	2,292
	Enterprise Products Operating LLC	4.450%	2/15/43	2,336	2,759

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Enterprise Products Operating LLC	4.850%	3/15/44	3,244	4,008
	Enterprise Products Operating LLC	5.100%	2/15/45	1,909	2,416
	Enterprise Products Operating LLC	4.900%	5/15/46	1,832	2,283
	Enterprise Products Operating LLC	4.250%	2/15/48	2,495	2,885
	Enterprise Products Operating LLC	4.800%	2/1/49	3,491	4,338
	Enterprise Products Operating LLC	4.200%	1/31/50	2,723	3,143
	Enterprise Products Operating LLC	3.700%	1/31/51	1,617	1,745
	Enterprise Products Operating LLC	3.200%	2/15/52	2,881	2,882
	Enterprise Products Operating LLC	4.950%	10/15/54	1,871	2,412
	Enterprise Products Operating LLC	3.950%	1/31/60	2,235	2,487
	EOG Resources Inc.	3.900%	4/1/35	431	496
	EOG Resources Inc.	4.950%	4/15/50	1,510	2,036
	Exxon Mobil Corp.	2.995%	8/16/39	1,143	1,200
	Exxon Mobil Corp.	4.227%	3/19/40	3,780	4,579
	Exxon Mobil Corp.	3.567%	3/6/45	3,892	4,334
	Exxon Mobil Corp.	4.114%	3/1/46	6,538	7,834
	Exxon Mobil Corp.	3.095%	8/16/49	3,492	3,617
	Exxon Mobil Corp.	4.327%	3/19/50	5,418	6,797
	Exxon Mobil Corp.	3.452%	4/15/51	6,920	7,651
	Halliburton Co.	4.850%	11/15/35	2,896	3,424
	Halliburton Co.	6.700%	9/15/38	2,938	4,047
	Halliburton Co.	7.450%	9/15/39	1,200	1,756
	Halliburton Co.	4.500%	11/15/41	1,650	1,837
	Halliburton Co.	4.750%	8/1/43	2,344	2,684
	Halliburton Co.	5.000%	11/15/45	3,552	4,286
	Hess Corp.	7.125%	3/15/33	2,129	2,883
	Hess Corp.	6.000%	1/15/40	772	994
	Hess Corp.	5.600%	2/15/41	2,965	3,700
	Hess Corp.	5.800%	4/1/47	963	1,254
	Kinder Morgan Energy Partners LP	7.750%	3/15/32	1,406	2,024
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	1,276	1,817
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	946	1,224
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	1,443	1,994
[2]	Kinder Morgan Energy Partners LP	6.950%	1/15/38	1,622	2,321
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	1,213	1,704
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	1,981	2,789
	Kinder Morgan Energy Partners LP	7.500%	11/15/40	1,759	2,629
	Kinder Morgan Energy Partners LP	5.625%	9/1/41	726	930
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	650	786
	Kinder Morgan Energy Partners LP	4.700%	11/1/42	2,492	2,897
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	1,402	1,699
	Kinder Morgan Energy Partners LP	5.500%	3/1/44	2,040	2,597
	Kinder Morgan Energy Partners LP	5.400%	9/1/44	2,002	2,528
[2]	Kinder Morgan Inc.	7.750%	1/15/32	2,365	3,422
	Kinder Morgan Inc.	5.300%	12/1/34	1,463	1,819
	Kinder Morgan Inc.	5.550%	6/1/45	3,529	4,576
	Kinder Morgan Inc.	5.050%	2/15/46	1,946	2,393
	Kinder Morgan Inc.	5.200%	3/1/48	705	894
	Kinder Morgan Inc.	3.250%	8/1/50	874	861
	Kinder Morgan Inc.	3.600%	2/15/51	2,000	2,062
	Magellan Midstream Partners LP	5.150%	10/15/43	390	485
	Magellan Midstream Partners LP	4.250%	9/15/46	230	262
	Magellan Midstream Partners LP	4.200%	10/3/47	2,052	2,314
	Magellan Midstream Partners LP	4.850%	2/1/49	555	679
	Magellan Midstream Partners LP	3.950%	3/1/50	2,792	3,053

Long-Term Corporate Bond Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Marathon Oil Corp.	6.800%	3/15/32	479	630
Marathon Oil Corp.	6.600%	10/1/37	2,732	3,630
Marathon Oil Corp.	5.200%	6/1/45	1,018	1,232
Marathon Petroleum Corp.	6.500%	3/1/41	3,082	4,284
Marathon Petroleum Corp.	4.750%	9/15/44	1,824	2,159
Marathon Petroleum Corp.	4.500%	4/1/48	1,965	2,247
Marathon Petroleum Corp.	5.000%	9/15/54	850	1,037
MPLX LP	4.500%	4/15/38	3,623	4,151
MPLX LP	5.200%	3/1/47	1,330	1,634
MPLX LP	5.200%	12/1/47	1,573	1,921
MPLX LP	4.700%	4/15/48	3,421	3,981
MPLX LP	5.500%	2/15/49	4,313	5,576
MPLX LP	4.900%	4/15/58	1,419	1,688
NOV Inc.	3.950%	12/1/42	2,085	2,077
ONEOK Inc.	6.000%	6/15/35	2,085	2,654
ONEOK Inc.	4.950%	7/13/47	1,414	1,667
ONEOK Inc.	5.200%	7/15/48	1,853	2,279
ONEOK Inc.	4.450%	9/1/49	2,399	2,704
ONEOK Inc.	4.500%	3/15/50	1,055	1,188
ONEOK Inc.	7.150%	1/15/51	990	1,458
ONEOK Partners LP	6.650%	10/1/36	1,090	1,476
ONEOK Partners LP	6.850%	10/15/37	2,424	3,316
ONEOK Partners LP	6.125%	2/1/41	832	1,074
ONEOK Partners LP	6.200%	9/15/43	751	980
Phillips 66	4.650%	11/15/34	1,663	1,974
Phillips 66	5.875%	5/1/42	3,507	4,829
Phillips 66	4.875%	11/15/44	3,825	4,806
Phillips 66 Partners LP	4.680%	2/15/45	757	871
Phillips 66 Partners LP	4.900%	10/1/46	1,695	2,022
Plains All American Pipeline LP	6.650%	1/15/37	1,279	1,692
Plains All American Pipeline LP	5.150%	6/1/42	1,671	1,877
Plains All American Pipeline LP	4.300%	1/31/43	1,092	1,115
Plains All American Pipeline LP	4.700%	6/15/44	1,825	1,946
Plains All American Pipeline LP	4.900%	2/15/45	1,552	1,689
Shell International Finance BV	4.125%	5/11/35	4,811	5,746
Shell International Finance BV	6.375%	12/15/38	3,082	4,568
Shell International Finance BV	5.500%	3/25/40	2,939	4,107
Shell International Finance BV	3.625%	8/21/42	2,900	3,271
Shell International Finance BV	4.550%	8/12/43	3,133	3,980
Shell International Finance BV	4.375%	5/11/45	7,486	9,351
Shell International Finance BV	4.000%	5/10/46	6,247	7,455
Shell International Finance BV	3.750%	9/12/46	2,354	2,715
Shell International Finance BV	3.125%	11/7/49	2,007	2,121
Shell International Finance BV	3.250%	4/6/50	4,875	5,284
Spectra Energy Partners LP	5.950%	9/25/43	1,481	2,051
Spectra Energy Partners LP	4.500%	3/15/45	2,129	2,529
Suncor Energy Inc.	7.150%	2/1/32	1,738	2,445
Suncor Energy Inc.	5.350%	7/15/33	428	532
Suncor Energy Inc.	5.950%	12/1/34	1,669	2,220
Suncor Energy Inc.	5.950%	5/15/35	1,092	1,443
Suncor Energy Inc.	6.800%	5/15/38	2,404	3,448
Suncor Energy Inc.	6.500%	6/15/38	1,736	2,442
Suncor Energy Inc.	6.850%	6/1/39	1,054	1,544
Suncor Energy Inc.	4.000%	11/15/47	2,425	2,724
Suncor Energy Inc.	3.750%	3/4/51	1,095	1,192

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Texas Eastern Transmission LP	7.000%	7/15/32	1,037	1,458
	TotalEnergies Capital International SA	2.986%	6/29/41	1,945	2,017
	TotalEnergies Capital International SA	3.461%	7/12/49	1,220	1,337
	TotalEnergies Capital International SA	3.127%	5/29/50	7,566	7,828
	TotalEnergies Capital International SA	3.386%	6/29/60	465	498
	TransCanada PipeLines Ltd.	4.625%	3/1/34	4,540	5,365
	TransCanada PipeLines Ltd.	5.600%	3/31/34	1,524	1,949
	TransCanada PipeLines Ltd.	5.850%	3/15/36	1,822	2,410
	TransCanada PipeLines Ltd.	6.200%	10/15/37	2,879	3,948
	TransCanada PipeLines Ltd.	4.750%	5/15/38	640	774
	TransCanada PipeLines Ltd.	7.250%	8/15/38	1,129	1,704
	TransCanada PipeLines Ltd.	7.625%	1/15/39	1,050	1,644
	TransCanada PipeLines Ltd.	6.100%	6/1/40	1,656	2,288
	TransCanada PipeLines Ltd.	5.000%	10/16/43	1,818	2,290
	TransCanada PipeLines Ltd.	4.875%	5/15/48	3,210	4,113
	TransCanada PipeLines Ltd.	5.100%	3/15/49	1,051	1,395
	Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	1,120	1,464
	Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	900	1,074
	Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	1,539	1,881
	Transcontinental Gas Pipe Line Co. LLC	3.950%	5/15/50	1,408	1,598
	Valero Energy Corp.	7.500%	4/15/32	1,863	2,597
	Valero Energy Corp.	6.625%	6/15/37	2,955	4,033
	Valero Energy Corp.	4.900%	3/15/45	1,738	2,111
	Williams Cos. Inc.	8.750%	3/15/32	740	1,143
	Williams Cos. Inc.	6.300%	4/15/40	2,464	3,380
	Williams Cos. Inc.	5.800%	11/15/43	628	831
	Williams Cos. Inc.	5.400%	3/4/44	991	1,259
	Williams Cos. Inc.	5.750%	6/24/44	1,396	1,861
	Williams Cos. Inc.	4.900%	1/15/45	1,746	2,122
	Williams Cos. Inc.	5.100%	9/15/45	1,782	2,230
	Williams Cos. Inc.	4.850%	3/1/48	2,020	2,491
					547,011
Financials (15.0%)
	Aflac Inc.	4.000%	10/15/46	1,103	1,310
	Aflac Inc.	4.750%	1/15/49	1,439	1,927
	Alleghany Corp.	4.900%	9/15/44	682	878
	Alleghany Corp.	3.250%	8/15/51	1,250	1,279
	Allstate Corp.	5.350%	6/1/33	829	1,083
	Allstate Corp.	5.550%	5/9/35	571	782
	Allstate Corp.	4.500%	6/15/43	1,453	1,868
	Allstate Corp.	4.200%	12/15/46	1,360	1,702
	Allstate Corp.	3.850%	8/10/49	2,635	3,188
[2]	Allstate Corp.	6.500%	5/15/57	670	899
[2]	Ally Financial Inc.	8.000%	11/1/31	6,791	9,907
	American Express Co.	4.050%	12/3/42	2,755	3,347
	American Financial Group Inc.	4.500%	6/15/47	1,363	1,696
	American International Group Inc.	3.875%	1/15/35	1,418	1,623
	American International Group Inc.	4.700%	7/10/35	2,774	3,416
	American International Group Inc.	6.250%	5/1/36	1,750	2,462
	American International Group Inc.	4.500%	7/16/44	3,342	4,139
	American International Group Inc.	4.800%	7/10/45	1,173	1,514
	American International Group Inc.	4.750%	4/1/48	2,980	3,884
	American International Group Inc.	4.375%	6/30/50	1,835	2,304
	American International Group Inc.	4.375%	1/15/55	2,945	3,690
[2]	American International Group Inc.	8.175%	5/15/58	496	739

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Aon Corp.	6.250%	9/30/40	844	1,228
	Aon Corp.	2.900%	8/23/51	1,500	1,481
	Aon plc	4.600%	6/14/44	453	574
	Aon plc	4.750%	5/15/45	2,000	2,578
	Arch Capital Finance LLC	5.031%	12/15/46	1,043	1,392
	Arch Capital Group Ltd.	7.350%	5/1/34	727	1,090
	Arch Capital Group Ltd.	3.635%	6/30/50	2,480	2,757
	Arch Capital Group US Inc.	5.144%	11/1/43	608	813
	Arthur J Gallagher & Co.	3.500%	5/20/51	2,000	2,174
	Assured Guaranty US Holdings Inc.	3.600%	9/15/51	500	516
	Athene Holding Ltd.	3.950%	5/25/51	1,442	1,630
	Bank of America Corp.	6.110%	1/29/37	6,225	8,571
[2]	Bank of America Corp.	4.244%	4/24/38	2,329	2,761
	Bank of America Corp.	7.750%	5/14/38	3,508	5,561
[2]	Bank of America Corp.	4.078%	4/23/40	3,517	4,138
[2]	Bank of America Corp.	2.676%	6/19/41	11,189	11,016
[2]	Bank of America Corp.	5.875%	2/7/42	1,819	2,656
	Bank of America Corp.	3.311%	4/22/42	7,710	8,320
[2]	Bank of America Corp.	5.000%	1/21/44	6,634	8,911
[2]	Bank of America Corp.	4.875%	4/1/44	862	1,139
[2]	Bank of America Corp.	4.750%	4/21/45	1,076	1,368
[2]	Bank of America Corp.	4.443%	1/20/48	7,185	9,054
[2]	Bank of America Corp.	3.946%	1/23/49	2,679	3,147
[2]	Bank of America Corp.	4.330%	3/15/50	4,578	5,725
[2]	Bank of America Corp.	4.083%	3/20/51	14,205	17,171
[2]	Bank of America Corp.	2.831%	10/24/51	740	727
[2]	Bank of America Corp.	3.483%	3/13/52	2,905	3,224
	Bank of America Corp.	2.972%	7/21/52	5,185	5,233
[2]	Bank of America NA	6.000%	10/15/36	2,091	2,916
	Barclays plc	3.811%	3/10/42	1,850	2,008
	Barclays plc	5.250%	8/17/45	2,660	3,613
	Barclays plc	4.950%	1/10/47	3,972	5,233
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	1,127	1,643
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	3,229	4,084
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	2,453	3,075
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	6,847	8,583
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	3,024	3,810
	Berkshire Hathaway Finance Corp.	2.850%	10/15/50	3,905	3,943
	Berkshire Hathaway Finance Corp.	2.500%	1/15/51	1,105	1,046
	Berkshire Hathaway Inc.	4.500%	2/11/43	1,593	2,049
	Brighthouse Financial Inc.	4.700%	6/22/47	2,333	2,648
	Brookfield Finance Inc.	4.700%	9/20/47	2,209	2,739
	Brookfield Finance Inc.	3.500%	3/30/51	1,185	1,254
	Brookfield Finance LLC	3.450%	4/15/50	1,414	1,479
	Charles Schwab Corp.	1.950%	12/1/31	1,260	1,261
	Chubb Corp.	6.000%	5/11/37	1,591	2,338
[2]	Chubb Corp.	6.500%	5/15/38	1,095	1,678
	Chubb INA Holdings Inc.	6.700%	5/15/36	1,378	2,103
	Chubb INA Holdings Inc.	4.150%	3/13/43	2,137	2,640
	Chubb INA Holdings Inc.	4.350%	11/3/45	2,759	3,543
	CI Financial Corp.	4.100%	6/15/51	2,010	2,173
	Cincinnati Financial Corp.	6.125%	11/1/34	774	1,075
	Citigroup Inc.	6.625%	6/15/32	3,679	5,035
	Citigroup Inc.	5.875%	2/22/33	621	817
	Citigroup Inc.	6.000%	10/31/33	2,702	3,602

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Citigroup Inc.	6.125%	8/25/36	1,200	1,674
[2]	Citigroup Inc.	3.878%	1/24/39	787	914
	Citigroup Inc.	8.125%	7/15/39	2,695	4,646
[2]	Citigroup Inc.	5.316%	3/26/41	2,240	3,027
	Citigroup Inc.	5.875%	1/30/42	4,242	6,145
	Citigroup Inc.	6.675%	9/13/43	1,217	1,897
	Citigroup Inc.	5.300%	5/6/44	1,176	1,591
	Citigroup Inc.	4.650%	7/30/45	4,102	5,343
	Citigroup Inc.	4.750%	5/18/46	4,104	5,276
[2]	Citigroup Inc.	4.281%	4/24/48	2,088	2,631
	Citigroup Inc.	4.650%	7/23/48	6,163	8,180
	Citizens Financial Group Inc.	2.638%	9/30/32	2,686	2,733
	CME Group Inc.	5.300%	9/15/43	1,716	2,465
	CME Group Inc.	4.150%	6/15/48	1,585	2,069
[2]	Cooperatieve Rabobank UA	5.250%	5/24/41	3,642	5,122
	Cooperatieve Rabobank UA	5.750%	12/1/43	2,375	3,386
	Cooperatieve Rabobank UA	5.250%	8/4/45	2,844	3,862
	Credit Suisse Group AG	4.875%	5/15/45	4,319	5,544
	Credit Suisse USA Inc.	7.125%	7/15/32	1,744	2,521
	Equitable Holdings Inc.	5.000%	4/20/48	3,974	5,169
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	943	1,218
	Everest Reinsurance Holdings Inc.	3.500%	10/15/50	1,808	1,967
	Fifth Third Bancorp	8.250%	3/1/38	2,421	4,072
[2]	First Republic Bank	4.375%	8/1/46	1,535	1,918
	Franklin Resources Inc.	2.950%	8/12/51	700	705
	GATX Corp.	5.200%	3/15/44	795	1,031
	GATX Corp.	3.100%	6/1/51	1,056	1,014
[3]	GE Capital Funding LLC	4.550%	5/15/32	1,255	1,507
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	26,341	31,993
	Global Payments Inc.	4.150%	8/15/49	1,830	2,106
	Goldman Sachs Capital I	6.345%	2/15/34	1,426	2,024
	Goldman Sachs Group Inc.	6.125%	2/15/33	2,028	2,753
	Goldman Sachs Group Inc.	6.450%	5/1/36	2,184	3,094
	Goldman Sachs Group Inc.	6.750%	10/1/37	13,851	20,196
[2]	Goldman Sachs Group Inc.	4.017%	10/31/38	4,903	5,734
[2]	Goldman Sachs Group Inc.	4.411%	4/23/39	3,043	3,730
	Goldman Sachs Group Inc.	6.250%	2/1/41	6,602	9,809
	Goldman Sachs Group Inc.	3.210%	4/22/42	6,857	7,251
	Goldman Sachs Group Inc.	2.908%	7/21/42	180	182
[2]	Goldman Sachs Group Inc.	4.800%	7/8/44	6,061	7,913
	Goldman Sachs Group Inc.	5.150%	5/22/45	4,356	5,835
	Goldman Sachs Group Inc.	4.750%	10/21/45	2,281	3,010
	Hartford Financial Services Group Inc.	5.950%	10/15/36	619	862
	Hartford Financial Services Group Inc.	6.100%	10/1/41	971	1,401
	Hartford Financial Services Group Inc.	4.300%	4/15/43	1,198	1,451
	Hartford Financial Services Group Inc.	4.400%	3/15/48	958	1,198
	Hartford Financial Services Group Inc.	3.600%	8/19/49	1,473	1,651
[2]	HSBC Bank USA NA	5.875%	11/1/34	759	1,002
[2]	HSBC Bank USA NA	5.625%	8/15/35	1,380	1,785
[2]	HSBC Bank USA NA	7.000%	1/15/39	1,431	2,243
[2]	HSBC Holdings plc	7.625%	5/17/32	741	1,051
	HSBC Holdings plc	6.500%	5/2/36	5,144	7,148
	HSBC Holdings plc	6.500%	9/15/37	6,560	9,192
	HSBC Holdings plc	6.800%	6/1/38	3,394	4,902
	HSBC Holdings plc	6.100%	1/14/42	1,146	1,690

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	HSBC Holdings plc	5.250%	3/14/44	2,788	3,699
	Intercontinental Exchange Inc.	1.850%	9/15/32	1,876	1,810
	Intercontinental Exchange Inc.	2.650%	9/15/40	4,710	4,598
	Intercontinental Exchange Inc.	4.250%	9/21/48	4,416	5,400
	Intercontinental Exchange Inc.	3.000%	6/15/50	2,571	2,602
	Intercontinental Exchange Inc.	3.000%	9/15/60	1,110	1,100
	Invesco Finance plc	5.375%	11/30/43	783	1,048
	Jefferies Group LLC	2.750%	10/15/32	1,770	1,808
	Jefferies Group LLC	6.250%	1/15/36	922	1,251
	Jefferies Group LLC	6.500%	1/20/43	529	740
	JPMorgan Chase & Co.	1.764%	11/19/31	785	761
	JPMorgan Chase & Co.	1.953%	2/4/32	200	196
	JPMorgan Chase & Co.	6.400%	5/15/38	5,260	7,798
[2]	JPMorgan Chase & Co.	3.882%	7/24/38	7,371	8,567
	JPMorgan Chase & Co.	5.500%	10/15/40	4,245	5,903
[2]	JPMorgan Chase & Co.	3.109%	4/22/41	3,453	3,637
	JPMorgan Chase & Co.	5.600%	7/15/41	1,896	2,666
	JPMorgan Chase & Co.	2.525%	11/19/41	2,360	2,291
	JPMorgan Chase & Co.	5.400%	1/6/42	2,477	3,462
	JPMorgan Chase & Co.	3.157%	4/22/42	4,547	4,832
	JPMorgan Chase & Co.	5.625%	8/16/43	3,089	4,352
	JPMorgan Chase & Co.	4.850%	2/1/44	3,564	4,733
	JPMorgan Chase & Co.	4.950%	6/1/45	2,659	3,554
[2]	JPMorgan Chase & Co.	4.260%	2/22/48	5,398	6,664
[2]	JPMorgan Chase & Co.	4.032%	7/24/48	4,165	4,954
[2]	JPMorgan Chase & Co.	3.964%	11/15/48	6,733	7,989
[2]	JPMorgan Chase & Co.	3.897%	1/23/49	4,361	5,117
[2]	JPMorgan Chase & Co.	3.109%	4/22/51	6,773	7,094
	JPMorgan Chase & Co.	3.328%	4/22/52	7,470	8,123
	Legg Mason Inc.	5.625%	1/15/44	1,103	1,570
	Lincoln National Corp.	6.300%	10/9/37	1,289	1,842
	Lincoln National Corp.	7.000%	6/15/40	1,343	2,093
	Lincoln National Corp.	4.350%	3/1/48	906	1,105
	Lloyds Banking Group plc	5.300%	12/1/45	1,335	1,784
	Lloyds Banking Group plc	4.344%	1/9/48	3,987	4,786
	Loews Corp.	4.125%	5/15/43	2,031	2,449
	Manulife Financial Corp.	5.375%	3/4/46	1,225	1,749
	Markel Corp.	5.000%	4/5/46	600	788
	Markel Corp.	4.300%	11/1/47	865	1,042
	Markel Corp.	5.000%	5/20/49	1,120	1,482
	Markel Corp.	4.150%	9/17/50	2,187	2,593
	Markel Corp.	3.450%	5/7/52	810	853
	Marsh & McLennan Cos. Inc.	5.875%	8/1/33	1,378	1,879
	Marsh & McLennan Cos. Inc.	4.750%	3/15/39	2,301	2,981
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	2,018	2,567
	Marsh & McLennan Cos. Inc.	4.200%	3/1/48	500	626
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	1,555	2,143
	Mastercard Inc.	3.800%	11/21/46	2,144	2,573
	Mastercard Inc.	3.950%	2/26/48	2,349	2,883
	Mastercard Inc.	3.650%	6/1/49	1,114	1,315
	Mastercard Inc.	3.850%	3/26/50	3,735	4,558
	Mastercard Inc.	2.950%	3/15/51	1,920	2,031
	MetLife Inc.	6.500%	12/15/32	1,434	2,045
	MetLife Inc.	6.375%	6/15/34	1,110	1,596
	MetLife Inc.	5.700%	6/15/35	2,621	3,646

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	MetLife Inc.	6.400%	12/15/36	2,373	3,038
[2]	MetLife Inc.	10.750%	8/1/39	526	933
	MetLife Inc.	5.875%	2/6/41	3,826	5,535
	MetLife Inc.	4.125%	8/13/42	2,358	2,856
	MetLife Inc.	4.875%	11/13/43	1,423	1,902
	MetLife Inc.	4.721%	12/15/44	1,657	2,187
	MetLife Inc.	4.050%	3/1/45	1,791	2,173
	MetLife Inc.	4.600%	5/13/46	744	978
	Mitsubishi UFJ Financial Group Inc.	4.286%	7/26/38	1,125	1,375
	Mitsubishi UFJ Financial Group Inc.	4.153%	3/7/39	1,555	1,870
	Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	3,457	3,979
	Mizuho Financial Group Inc.	2.172%	5/22/32	460	458
	Morgan Stanley	7.250%	4/1/32	3,289	4,812
[2]	Morgan Stanley	3.971%	7/22/38	5,774	6,766
[2]	Morgan Stanley	4.457%	4/22/39	2,318	2,869
	Morgan Stanley	3.217%	4/22/42	5,102	5,468
	Morgan Stanley	6.375%	7/24/42	3,067	4,733
	Morgan Stanley	4.300%	1/27/45	4,084	5,089
	Morgan Stanley	4.375%	1/22/47	6,956	8,796
[2]	Morgan Stanley	5.597%	3/24/51	3,776	5,699
[2]	Morgan Stanley	2.802%	1/25/52	5,465	5,446
	Nasdaq Inc.	2.500%	12/21/40	1,085	1,018
	Nasdaq Inc.	3.250%	4/28/50	1,537	1,577
[2]	Nationwide Financial Services Inc.	6.750%	5/15/37	826	1,018
	Old Republic International Corp.	3.850%	6/11/51	1,500	1,644
	PayPal Holdings Inc.	3.250%	6/1/50	1,955	2,155
	Principal Financial Group Inc.	6.050%	10/15/36	365	521
	Principal Financial Group Inc.	4.625%	9/15/42	947	1,193
	Principal Financial Group Inc.	4.350%	5/15/43	979	1,201
	Principal Financial Group Inc.	4.300%	11/15/46	1,025	1,269
	Progressive Corp.	6.625%	3/1/29	1	1
	Progressive Corp.	6.250%	12/1/32	1,549	2,156
	Progressive Corp.	4.350%	4/25/44	1,480	1,879
	Progressive Corp.	3.700%	1/26/45	1,385	1,617
	Progressive Corp.	4.125%	4/15/47	1,323	1,651
	Progressive Corp.	4.200%	3/15/48	2,048	2,584
	Progressive Corp.	3.950%	3/26/50	1,140	1,408
[2]	Prudential Financial Inc.	5.700%	12/14/36	1,535	2,129
[2]	Prudential Financial Inc.	6.625%	12/1/37	783	1,163
[2]	Prudential Financial Inc.	3.000%	3/10/40	695	729
[2]	Prudential Financial Inc.	6.625%	6/21/40	860	1,314
[2]	Prudential Financial Inc.	6.200%	11/15/40	545	766
[2]	Prudential Financial Inc.	5.100%	8/15/43	516	630
[2]	Prudential Financial Inc.	4.600%	5/15/44	1,281	1,650
	Prudential Financial Inc.	3.905%	12/7/47	2,830	3,355
[2]	Prudential Financial Inc.	4.418%	3/27/48	2,197	2,786
	Prudential Financial Inc.	3.935%	12/7/49	2,441	2,922
[2]	Prudential Financial Inc.	4.350%	2/25/50	2,000	2,559
[2]	Prudential Financial Inc.	3.700%	3/13/51	990	1,154
	Raymond James Financial Inc.	4.950%	7/15/46	2,742	3,597
	Raymond James Financial Inc.	3.750%	4/1/51	1,403	1,589
[2]	Regions Bank	6.450%	6/26/37	855	1,227
	Regions Financial Corp.	7.375%	12/10/37	555	857
	Selective Insurance Group Inc.	5.375%	3/1/49	685	889
	Sumitomo Mitsui Financial Group Inc.	2.296%	1/12/41	1,300	1,232

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Transatlantic Holdings Inc.	8.000%	11/30/39	828	1,299
	Travelers Cos. Inc.	6.750%	6/20/36	1,675	2,560
[2]	Travelers Cos. Inc.	6.250%	6/15/37	1,948	2,877
	Travelers Cos. Inc.	5.350%	11/1/40	920	1,301
	Travelers Cos. Inc.	4.300%	8/25/45	1,898	2,415
	Travelers Cos. Inc.	3.750%	5/15/46	728	862
	Travelers Cos. Inc.	4.000%	5/30/47	1,960	2,408
	Travelers Cos. Inc.	4.050%	3/7/48	2,346	2,912
	Travelers Cos. Inc.	4.100%	3/4/49	866	1,099
	Travelers Cos. Inc.	2.550%	4/27/50	385	377
	Travelers Cos. Inc.	3.050%	6/8/51	2,000	2,145
	Travelers Property Casualty Corp.	6.375%	3/15/33	370	531
	Unum Group	5.750%	8/15/42	984	1,234
	Unum Group	4.500%	12/15/49	1,598	1,711
	Unum Group	4.125%	6/15/51	775	786
	Visa Inc.	4.150%	12/14/35	3,722	4,573
	Visa Inc.	2.700%	4/15/40	1,470	1,528
	Visa Inc.	4.300%	12/14/45	8,824	11,299
	Visa Inc.	3.650%	9/15/47	2,191	2,581
	Visa Inc.	2.000%	8/15/50	2,909	2,588
	Voya Financial Inc.	5.700%	7/15/43	577	811
	Voya Financial Inc.	4.800%	6/15/46	987	1,273
	W R Berkley Corp.	4.750%	8/1/44	1,386	1,775
	W R Berkley Corp.	4.000%	5/12/50	1,290	1,514
	Wachovia Corp.	7.500%	4/15/35	615	923
	Wachovia Corp.	5.500%	8/1/35	1,323	1,731
[2]	Wells Fargo & Co.	3.068%	4/30/41	9,225	9,690
	Wells Fargo & Co.	5.375%	11/2/43	5,469	7,380
	Wells Fargo & Co.	5.606%	1/15/44	6,683	9,255
[2]	Wells Fargo & Co.	4.650%	11/4/44	5,209	6,501
	Wells Fargo & Co.	3.900%	5/1/45	3,685	4,398
[2]	Wells Fargo & Co.	4.900%	11/17/45	5,629	7,256
[2]	Wells Fargo & Co.	4.400%	6/14/46	5,192	6,349
[2]	Wells Fargo & Co.	4.750%	12/7/46	3,228	4,118
[2]	Wells Fargo & Co.	5.013%	4/4/51	10,758	14,951
	Wells Fargo Bank NA	5.950%	8/26/36	1,415	1,952
[2]	Wells Fargo Bank NA	5.850%	2/1/37	1,868	2,567
[2]	Wells Fargo Bank NA	6.600%	1/15/38	3,615	5,334
	Western Union Co.	6.200%	11/17/36	1,487	1,866
	Westpac Banking Corp.	4.421%	7/24/39	3,461	4,141
	Westpac Banking Corp.	2.963%	11/16/40	1,903	1,902
	Willis North America Inc.	5.050%	9/15/48	630	833
	Willis North America Inc.	3.875%	9/15/49	1,187	1,343
	XLIT Ltd.	5.250%	12/15/43	512	721
	XLIT Ltd.	5.500%	3/31/45	1,265	1,769
					923,382
Health Care (14.6%)
	Abbott Laboratories	4.750%	11/30/36	3,505	4,540
	Abbott Laboratories	6.150%	11/30/37	1,542	2,293
	Abbott Laboratories	6.000%	4/1/39	1,215	1,785
	Abbott Laboratories	5.300%	5/27/40	1,698	2,381
	Abbott Laboratories	4.750%	4/15/43	1,876	2,500
	Abbott Laboratories	4.900%	11/30/46	6,813	9,454
	AbbVie Inc.	4.550%	3/15/35	4,691	5,710
	AbbVie Inc.	4.500%	5/14/35	5,899	7,171

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AbbVie Inc.	4.300%	5/14/36	4,182	4,994
	AbbVie Inc.	4.050%	11/21/39	7,121	8,355
	AbbVie Inc.	4.625%	10/1/42	2,275	2,822
	AbbVie Inc.	4.400%	11/6/42	4,156	5,069
	AbbVie Inc.	4.850%	6/15/44	1,310	1,677
	AbbVie Inc.	4.750%	3/15/45	2,272	2,863
	AbbVie Inc.	4.700%	5/14/45	5,085	6,405
	AbbVie Inc.	4.450%	5/14/46	5,427	6,660
	AbbVie Inc.	4.875%	11/14/48	3,865	5,053
	AbbVie Inc.	4.250%	11/21/49	14,248	17,304
	Adventist Health System	3.630%	3/1/49	770	870
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	544	700
	Advocate Health & Hospitals Corp.	3.387%	10/15/49	740	837
[2]	Advocate Health & Hospitals Corp.	3.008%	6/15/50	1,963	2,087
	Aetna Inc.	6.625%	6/15/36	1,708	2,492
	Aetna Inc.	6.750%	12/15/37	657	976
	Aetna Inc.	4.500%	5/15/42	680	827
	Aetna Inc.	4.125%	11/15/42	2,038	2,370
	Aetna Inc.	4.750%	3/15/44	1,158	1,457
	Aetna Inc.	3.875%	8/15/47	2,729	3,092
	AHS Hospital Corp.	5.024%	7/1/45	948	1,317
[2]	AHS Hospital Corp.	2.780%	7/1/51	1,230	1,248
[2]	Allina Health System	3.887%	4/15/49	412	491
	AmerisourceBergen Corp.	4.250%	3/1/45	1,345	1,583
	AmerisourceBergen Corp.	4.300%	12/15/47	941	1,110
	Amgen Inc.	2.000%	1/15/32	4,500	4,432
	Amgen Inc.	6.400%	2/1/39	350	506
	Amgen Inc.	3.150%	2/21/40	3,335	3,493
	Amgen Inc.	5.750%	3/15/40	344	471
	Amgen Inc.	2.800%	8/15/41	3,000	2,970
	Amgen Inc.	4.950%	10/1/41	2,056	2,654
	Amgen Inc.	5.150%	11/15/41	1,717	2,258
	Amgen Inc.	5.650%	6/15/42	575	796
	Amgen Inc.	4.400%	5/1/45	5,970	7,284
	Amgen Inc.	4.563%	6/15/48	3,157	3,984
	Amgen Inc.	3.375%	2/21/50	5,288	5,623
	Amgen Inc.	4.663%	6/15/51	7,572	9,821
	Amgen Inc.	3.000%	1/15/52	4,100	4,078
	Amgen Inc.	2.770%	9/1/53	2,537	2,431
	Anthem Inc.	5.950%	12/15/34	686	951
	Anthem Inc.	5.850%	1/15/36	1,085	1,478
	Anthem Inc.	4.625%	5/15/42	1,527	1,911
	Anthem Inc.	4.650%	1/15/43	2,576	3,238
	Anthem Inc.	5.100%	1/15/44	1,963	2,594
	Anthem Inc.	4.650%	8/15/44	2,416	3,051
	Anthem Inc.	4.375%	12/1/47	2,719	3,367
	Anthem Inc.	4.550%	3/1/48	2,030	2,567
	Anthem Inc.	3.700%	9/15/49	1,973	2,228
	Anthem Inc.	3.125%	5/15/50	2,271	2,367
	Anthem Inc.	3.600%	3/15/51	2,820	3,163
[2]	Ascension Health	3.106%	11/15/39	1,885	2,053
	Ascension Health	3.945%	11/15/46	2,637	3,278
[2]	Ascension Health	4.847%	11/15/53	745	1,088
	AstraZeneca plc	6.450%	9/15/37	5,270	7,933
	AstraZeneca plc	4.000%	9/18/42	3,985	4,855

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AstraZeneca plc	4.375%	11/16/45	1,919	2,477
	AstraZeneca plc	4.375%	8/17/48	2,167	2,809
	AstraZeneca plc	2.125%	8/6/50	1,530	1,373
	AstraZeneca plc	3.000%	5/28/51	1,745	1,858
[2]	Banner Health	3.181%	1/1/50	320	348
	Banner Health	2.913%	1/1/51	1,225	1,275
[2]	Baptist Health South Florida Obligated Group	3.115%	11/15/71	975	971
[2]	Baptist Healthcare System Obligated Group	3.540%	8/15/50	1,116	1,230
	Baxalta Inc.	5.250%	6/23/45	1,821	2,494
	Baxter International Inc.	3.500%	8/15/46	913	1,014
[2]	BayCare Health System Inc.	3.831%	11/15/50	1,363	1,680
	Baylor Scott & White Holdings	4.185%	11/15/45	1,441	1,788
	Baylor Scott & White Holdings	3.967%	11/15/46	648	794
[2]	Baylor Scott & White Holdings	2.839%	11/15/50	2,217	2,258
	Becton Dickinson & Co.	4.685%	12/15/44	404	513
	Becton Dickinson & Co.	4.669%	6/6/47	5,120	6,499
	Becton Dickinson & Co.	3.794%	5/20/50	1,520	1,726
	Biogen Inc.	3.150%	5/1/50	4,659	4,604
[1]	Biogen Inc.	3.250%	2/15/51	2,465	2,479
[2]	Bon Secours Mercy Health Inc.	3.205%	6/1/50	800	850
	Boston Scientific Corp.	7.000%	11/15/35	395	566
	Boston Scientific Corp.	4.550%	3/1/39	2,181	2,688
	Boston Scientific Corp.	4.700%	3/1/49	3,147	4,091
	Bristol-Myers Squibb Co.	4.125%	6/15/39	2,731	3,328
	Bristol-Myers Squibb Co.	2.350%	11/13/40	1,775	1,722
	Bristol-Myers Squibb Co.	3.250%	8/1/42	1,480	1,623
	Bristol-Myers Squibb Co.	4.500%	3/1/44	1,995	2,600
	Bristol-Myers Squibb Co.	4.625%	5/15/44	2,831	3,744
	Bristol-Myers Squibb Co.	5.000%	8/15/45	3,822	5,266
	Bristol-Myers Squibb Co.	4.350%	11/15/47	3,430	4,380
	Bristol-Myers Squibb Co.	4.550%	2/20/48	4,068	5,357
	Bristol-Myers Squibb Co.	4.250%	10/26/49	8,247	10,492
	Bristol-Myers Squibb Co.	2.550%	11/13/50	2,415	2,344
	Cardinal Health Inc.	4.600%	3/15/43	1,007	1,191
	Cardinal Health Inc.	4.500%	11/15/44	754	870
	Cardinal Health Inc.	4.900%	9/15/45	1,575	1,915
	Cardinal Health Inc.	4.368%	6/15/47	531	602
[2]	Catholic Health Services of Long Island Obligated Group	3.368%	7/1/50	815	861
	Children's Health System of Texas	2.511%	8/15/50	1,305	1,250
[2]	Children's Hospital	2.928%	7/15/50	840	862
[2]	Children's Hospital Corp.	4.115%	1/1/47	655	844
[2]	Children's Hospital Corp.	2.585%	2/1/50	1,265	1,244
	Children's Hospital Medical Center	4.268%	5/15/44	765	967
[2]	Children's Hospital of Philadelphia	2.704%	7/1/50	1,300	1,296
	Cigna Corp.	4.800%	8/15/38	4,546	5,691
	Cigna Corp.	3.200%	3/15/40	1,213	1,273
[2]	Cigna Corp.	6.125%	11/15/41	1,398	2,011
[2]	Cigna Corp.	4.800%	7/15/46	4,125	5,271
[2]	Cigna Corp.	3.875%	10/15/47	2,958	3,358
	Cigna Corp.	4.900%	12/15/48	5,538	7,242
	Cigna Corp.	3.400%	3/15/50	3,723	3,970
	Cigna Corp.	3.400%	3/15/51	1,605	1,712
[2]	City of Hope	5.623%	11/15/43	367	534
[2]	City of Hope	4.378%	8/15/48	1,220	1,553
[2]	CommonSpirit Health	4.350%	11/1/42	2,187	2,586

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CommonSpirit Health	3.817%	10/1/49	1,525	1,754
	CommonSpirit Health	4.187%	10/1/49	2,071	2,416
	CommonSpirit Health	3.910%	10/1/50	1,040	1,167
[2]	Community Health Network Inc.	3.099%	5/1/50	1,100	1,120
[2]	Cottage Health Obligated Group	3.304%	11/1/49	1,244	1,385
	CVS Health Corp.	2.125%	9/15/31	2,000	1,994
	CVS Health Corp.	4.875%	7/20/35	3,507	4,318
	CVS Health Corp.	4.780%	3/25/38	9,701	12,058
	CVS Health Corp.	6.125%	9/15/39	836	1,185
	CVS Health Corp.	4.125%	4/1/40	3,346	3,914
	CVS Health Corp.	2.700%	8/21/40	2,746	2,693
	CVS Health Corp.	5.300%	12/5/43	3,455	4,635
	CVS Health Corp.	5.125%	7/20/45	6,620	8,733
	CVS Health Corp.	5.050%	3/25/48	18,337	24,256
	CVS Health Corp.	4.250%	4/1/50	755	917
	Danaher Corp.	4.375%	9/15/45	632	803
	Danaher Corp.	2.600%	10/1/50	2,935	2,865
[2]	Dartmouth-Hitchcock Health	4.178%	8/1/48	728	877
	DH Europe Finance II Sarl	3.250%	11/15/39	2,807	3,055
	DH Europe Finance II Sarl	3.400%	11/15/49	925	1,029
	Dignity Health	4.500%	11/1/42	1,025	1,240
	Dignity Health	5.267%	11/1/64	624	879
[2]	Duke University Health System Inc.	3.920%	6/1/47	1,238	1,505
	Eli Lilly & Co.	3.950%	5/15/47	250	302
	Eli Lilly & Co.	3.950%	3/15/49	5,663	6,974
	Eli Lilly & Co.	2.250%	5/15/50	635	589
	Eli Lilly & Co.	4.150%	3/15/59	3,650	4,734
	Eli Lilly & Co.	2.500%	9/15/60	1,985	1,865
[2]	Franciscan Missionaries of Our Lady Health System Inc.	3.914%	7/1/49	290	341
	Gilead Sciences Inc.	4.600%	9/1/35	3,765	4,645
	Gilead Sciences Inc.	4.000%	9/1/36	2,085	2,442
	Gilead Sciences Inc.	2.600%	10/1/40	1,545	1,504
	Gilead Sciences Inc.	5.650%	12/1/41	2,340	3,279
	Gilead Sciences Inc.	4.800%	4/1/44	5,486	7,052
	Gilead Sciences Inc.	4.500%	2/1/45	4,226	5,231
	Gilead Sciences Inc.	4.750%	3/1/46	4,118	5,295
	Gilead Sciences Inc.	4.150%	3/1/47	1,907	2,284
	Gilead Sciences Inc.	2.800%	10/1/50	2,115	2,061
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	777	1,052
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	7,233	10,906
	GlaxoSmithKline Capital Inc.	4.200%	3/18/43	889	1,107
[2]	Hackensack Meridian Health Inc.	2.675%	9/1/41	742	744
	Hackensack Meridian Health Inc.	4.211%	7/1/48	890	1,112
[2]	Hackensack Meridian Health Inc.	2.875%	9/1/50	990	1,011
	Hackensack Meridian Health Inc.	4.500%	7/1/57	828	1,137
[2]	Hartford HealthCare Corp.	3.447%	7/1/54	1,030	1,104
	HCA Inc.	5.125%	6/15/39	2,705	3,402
	HCA Inc.	5.500%	6/15/47	3,209	4,235
	HCA Inc.	5.250%	6/15/49	3,885	5,068
	HCA Inc.	3.500%	7/15/51	3,765	3,843
	Humana Inc.	2.150%	2/3/32	1,750	1,746
	Humana Inc.	4.625%	12/1/42	1,963	2,445
	Humana Inc.	4.950%	10/1/44	959	1,255
	Humana Inc.	4.800%	3/15/47	920	1,186
	Humana Inc.	3.950%	8/15/49	645	756

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	IHC Health Services Inc.	4.131%	5/15/48	926	1,189
	Indiana University Health Inc. Obligated Group	3.970%	11/1/48	991	1,237
[2]	Indiana University Health Inc. Obligated Group	2.852%	11/1/51	750	782
[2]	Integris Baptist Medical Center Inc.	3.875%	8/15/50	1,350	1,555
[2]	Iowa Health System	3.665%	2/15/50	255	294
	Johns Hopkins Health System Corp.	3.837%	5/15/46	1,592	1,903
	Johnson & Johnson	4.950%	5/15/33	889	1,176
	Johnson & Johnson	4.375%	12/5/33	2,941	3,693
	Johnson & Johnson	3.550%	3/1/36	2,554	3,005
	Johnson & Johnson	3.625%	3/3/37	3,366	3,961
	Johnson & Johnson	5.950%	8/15/37	1,902	2,811
	Johnson & Johnson	3.400%	1/15/38	3,534	4,053
	Johnson & Johnson	5.850%	7/15/38	1,851	2,734
	Johnson & Johnson	2.100%	9/1/40	1,962	1,901
	Johnson & Johnson	4.500%	9/1/40	1,192	1,562
	Johnson & Johnson	4.850%	5/15/41	1,621	2,192
	Johnson & Johnson	4.500%	12/5/43	1,156	1,523
	Johnson & Johnson	3.700%	3/1/46	3,593	4,329
	Johnson & Johnson	3.750%	3/3/47	1,847	2,256
	Johnson & Johnson	3.500%	1/15/48	1,214	1,435
	Johnson & Johnson	2.250%	9/1/50	1,700	1,630
	Johnson & Johnson	2.450%	9/1/60	1,682	1,634
[2]	Kaiser Foundation Hospitals	2.810%	6/1/41	2,375	2,449
	Kaiser Foundation Hospitals	4.875%	4/1/42	2,440	3,336
	Kaiser Foundation Hospitals	4.150%	5/1/47	4,044	5,094
[2]	Kaiser Foundation Hospitals	3.266%	11/1/49	1,831	2,015
[2]	Kaiser Foundation Hospitals	3.002%	6/1/51	2,285	2,392
	Koninklijke Philips NV	6.875%	3/11/38	1,995	3,034
	Koninklijke Philips NV	5.000%	3/15/42	1,009	1,343
	Laboratory Corp. of America Holdings	4.700%	2/1/45	2,050	2,545
[2]	Mass General Brigham Inc.	3.765%	7/1/48	750	896
[2]	Mass General Brigham Inc.	3.192%	7/1/49	1,172	1,259
[2]	Mass General Brigham Inc.	4.117%	7/1/55	370	471
[2]	Mass General Brigham Inc.	3.342%	7/1/60	1,770	1,986
[2]	Mayo Clinic	4.000%	11/15/47	813	1,019
[2]	Mayo Clinic	4.128%	11/15/52	660	858
[2]	Mayo Clinic	3.196%	11/15/61	1,590	1,758
[2]	McLaren Health Care Corp.	4.386%	5/15/48	1,025	1,317
[2]	MedStar Health Inc.	3.626%	8/15/49	720	814
	Medtronic Inc.	4.375%	3/15/35	5,175	6,494
	Medtronic Inc.	4.625%	3/15/45	3,668	4,894
	Memorial Health Services	3.447%	11/1/49	775	869
	Memorial Sloan-Kettering Cancer Center	5.000%	7/1/42	580	802
[2]	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	1,255	1,306
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	2,235	2,871
[2]	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	429	562
	Merck & Co. Inc.	6.500%	12/1/33	1,600	2,377
	Merck & Co. Inc.	3.900%	3/7/39	2,473	2,952
	Merck & Co. Inc.	2.350%	6/24/40	2,482	2,434
	Merck & Co. Inc.	3.600%	9/15/42	1,605	1,864
	Merck & Co. Inc.	4.150%	5/18/43	2,662	3,310
	Merck & Co. Inc.	3.700%	2/10/45	4,616	5,412
	Merck & Co. Inc.	4.000%	3/7/49	3,498	4,328
	Merck & Co. Inc.	2.450%	6/24/50	2,666	2,561
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	454	634

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Methodist Hospital	2.705%	12/1/50	1,395	1,396
[2]	MidMichigan Health	3.409%	6/1/50	845	947
[2]	Montefiore Obligated Group	5.246%	11/1/48	1,100	1,312
	Montefiore Obligated Group	4.287%	9/1/50	775	828
[2]	Mount Sinai Hospitals Group Inc.	3.981%	7/1/48	625	706
[2]	Mount Sinai Hospitals Group Inc.	3.737%	7/1/49	725	818
[2]	Mount Sinai Hospitals Group Inc.	3.391%	7/1/50	1,480	1,586
	MultiCare Health System	2.803%	8/15/50	720	736
	Mylan Inc.	5.400%	11/29/43	1,945	2,455
	Mylan Inc.	5.200%	4/15/48	1,544	1,923
	New York & Presbyterian Hospital	2.256%	8/1/40	1,386	1,331
	New York & Presbyterian Hospital	4.024%	8/1/45	638	794
	New York & Presbyterian Hospital	4.063%	8/1/56	939	1,214
	New York & Presbyterian Hospital	2.606%	8/1/60	987	950
[2]	New York & Presbyterian Hospital	3.954%	8/1/19	1,292	1,573
	Northwell Healthcare Inc.	3.979%	11/1/46	1,665	1,921
	Northwell Healthcare Inc.	4.260%	11/1/47	1,580	1,905
	Northwell Healthcare Inc.	3.809%	11/1/49	990	1,133
	Novant Health Inc.	2.637%	11/1/36	1,715	1,779
	Novant Health Inc.	3.168%	11/1/51	1,650	1,781
	Novartis Capital Corp.	3.700%	9/21/42	1,459	1,725
	Novartis Capital Corp.	4.400%	5/6/44	5,532	7,201
	Novartis Capital Corp.	4.000%	11/20/45	1,864	2,308
	Novartis Capital Corp.	2.750%	8/14/50	2,268	2,349
[2]	NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery	2.667%	10/1/50	1,045	1,006
[2]	NYU Langone Hospitals	5.750%	7/1/43	995	1,428
	NYU Langone Hospitals	4.784%	7/1/44	817	1,082
[2]	NYU Langone Hospitals	4.368%	7/1/47	798	967
[2]	NYU Langone Hospitals	3.380%	7/1/55	1,597	1,702
[2]	OhioHealth Corp.	3.042%	11/15/50	861	922
	Orlando Health Obligated Group	4.089%	10/1/48	648	797
	Orlando Health Obligated Group	3.327%	10/1/50	865	939
[2]	PeaceHealth Obligated Group	4.787%	11/15/48	635	871
[2]	PeaceHealth Obligated Group	3.218%	11/15/50	1,340	1,454
	PerkinElmer Inc.	3.625%	3/15/51	1,120	1,223
	Perrigo Finance Unlimited Co.	4.900%	12/15/44	501	538
	Pfizer Inc.	4.000%	12/15/36	3,709	4,503
	Pfizer Inc.	4.100%	9/15/38	1,740	2,130
	Pfizer Inc.	3.900%	3/15/39	2,212	2,648
	Pfizer Inc.	7.200%	3/15/39	4,371	7,159
	Pfizer Inc.	2.550%	5/28/40	2,553	2,591
	Pfizer Inc.	4.300%	6/15/43	2,761	3,482
	Pfizer Inc.	4.400%	5/15/44	3,758	4,832
	Pfizer Inc.	4.125%	12/15/46	2,759	3,450
	Pfizer Inc.	4.200%	9/15/48	2,562	3,248
	Pfizer Inc.	4.000%	3/15/49	2,278	2,821
	Pfizer Inc.	2.700%	5/28/50	1,881	1,906
[2]	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	963	1,130
[2]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	850	1,018
[2]	Rady Children's Hospital-San Diego	3.154%	8/15/51	1,000	1,078
	Regeneron Pharmaceuticals Inc.	2.800%	9/15/50	1,328	1,258
	Royalty Pharma plc	2.150%	9/2/31	950	928
	Royalty Pharma plc	3.300%	9/2/40	2,235	2,265
	Royalty Pharma plc	3.550%	9/2/50	2,320	2,324

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Royalty Pharma plc	3.350%	9/2/51	1,850	1,795
	RWJ Barnabas Health Inc.	3.949%	7/1/46	1,026	1,241
	RWJ Barnabas Health Inc.	3.477%	7/1/49	685	776
[2]	Seattle Children's Hospital	2.719%	10/1/50	875	870
[2]	Sharp HealthCare	2.680%	8/1/50	600	593
[2]	Spectrum Health System Obligated Group	3.487%	7/15/49	860	979
[2]	Stanford Health Care	3.795%	11/15/48	1,080	1,304
	Stanford Health Care	3.027%	8/15/51	1,113	1,181
	STERIS Irish FinCo Unltd. Co.	3.750%	3/15/51	1,680	1,844
	Stryker Corp.	4.100%	4/1/43	1,001	1,186
	Stryker Corp.	4.375%	5/15/44	1,509	1,880
	Stryker Corp.	4.625%	3/15/46	1,463	1,921
	Stryker Corp.	2.900%	6/15/50	1,117	1,143
	Summa Health	3.511%	11/15/51	160	172
[2]	Sutter Health	3.161%	8/15/40	1,360	1,452
[2]	Sutter Health	4.091%	8/15/48	980	1,202
[2]	Sutter Health	3.361%	8/15/50	1,210	1,320
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	3,672	3,772
	Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	3,165	3,278
	Takeda Pharmaceutical Co. Ltd.	3.375%	7/9/60	2,540	2,701
	Texas Health Resources	2.328%	11/15/50	1,320	1,219
[2]	Texas Health Resources	4.330%	11/15/55	386	515
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	3,000	2,995
	Thermo Fisher Scientific Inc.	2.800%	10/15/41	3,000	3,065
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	1,613	2,264
	Thermo Fisher Scientific Inc.	4.100%	8/15/47	581	722
	Toledo Hospital	5.750%	11/15/38	1,110	1,337
	Toledo Hospital	6.015%	11/15/48	1,005	1,238
[2]	Trinity Health Corp.	2.632%	12/1/40	1,290	1,289
	Trinity Health Corp.	4.125%	12/1/45	765	962
[2]	Trinity Health Corp.	3.434%	12/1/48	610	684
	UnitedHealth Group Inc.	4.625%	7/15/35	3,828	4,864
	UnitedHealth Group Inc.	5.800%	3/15/36	601	851
	UnitedHealth Group Inc.	6.500%	6/15/37	800	1,211
	UnitedHealth Group Inc.	6.625%	11/15/37	2,434	3,725
	UnitedHealth Group Inc.	6.875%	2/15/38	883	1,377
	UnitedHealth Group Inc.	3.500%	8/15/39	2,746	3,104
	UnitedHealth Group Inc.	2.750%	5/15/40	1,627	1,672
	UnitedHealth Group Inc.	5.700%	10/15/40	1,454	2,072
	UnitedHealth Group Inc.	5.950%	2/15/41	1,046	1,538
	UnitedHealth Group Inc.	3.050%	5/15/41	3,300	3,498
	UnitedHealth Group Inc.	4.625%	11/15/41	1,138	1,455
	UnitedHealth Group Inc.	4.375%	3/15/42	1,733	2,166
	UnitedHealth Group Inc.	3.950%	10/15/42	2,476	2,967
	UnitedHealth Group Inc.	4.250%	3/15/43	1,645	2,044
	UnitedHealth Group Inc.	4.750%	7/15/45	2,594	3,459
	UnitedHealth Group Inc.	4.200%	1/15/47	2,629	3,255
	UnitedHealth Group Inc.	4.250%	4/15/47	932	1,167
	UnitedHealth Group Inc.	3.750%	10/15/47	1,893	2,213
	UnitedHealth Group Inc.	4.250%	6/15/48	2,769	3,491
	UnitedHealth Group Inc.	4.450%	12/15/48	2,410	3,132
	UnitedHealth Group Inc.	3.700%	8/15/49	3,580	4,162
	UnitedHealth Group Inc.	2.900%	5/15/50	2,254	2,332
	UnitedHealth Group Inc.	3.250%	5/15/51	5,750	6,300
	UnitedHealth Group Inc.	3.875%	8/15/59	3,608	4,366

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	UnitedHealth Group Inc.	3.125%	5/15/60	1,730	1,831
	Utah Acquisition Sub Inc.	5.250%	6/15/46	2,744	3,405
[1]	Viatris Inc.	3.850%	6/22/40	2,999	3,248
[1]	Viatris Inc.	4.000%	6/22/50	4,583	4,989
[2]	West Virginia United Health System Obligated Group	3.129%	6/1/50	915	947
[2]	Willis-Knighton Medical Center	4.813%	9/1/48	300	401
[2]	Willis-Knighton Medical Center	3.065%	3/1/51	1,425	1,445
	Wyeth LLC	6.500%	2/1/34	2,492	3,637
	Wyeth LLC	6.000%	2/15/36	1,477	2,130
	Wyeth LLC	5.950%	4/1/37	2,643	3,793
[2]	Yale-New Haven Health Services Corp.	2.496%	7/1/50	795	758
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	900	1,224
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	897	1,083
	Zoetis Inc.	4.700%	2/1/43	1,590	2,067
	Zoetis Inc.	3.950%	9/12/47	1,356	1,627
	Zoetis Inc.	4.450%	8/20/48	1,918	2,489
	Zoetis Inc.	3.000%	5/15/50	700	735
					899,877
Industrials (8.5%)
[2]	3M Co.	5.700%	3/15/37	1,045	1,469
[2]	3M Co.	3.875%	6/15/44	520	624
[2]	3M Co.	3.125%	9/19/46	1,274	1,367
[2]	3M Co.	3.625%	10/15/47	1,657	1,926
[2,4]	3M Co.	4.000%	9/14/48	3,892	4,789
	3M Co.	3.250%	8/26/49	35	38
	3M Co.	3.700%	4/15/50	2,976	3,528
	ABB Finance USA Inc.	4.375%	5/8/42	35	46
[2]	American Airlines Pass-Through Trust Class AA Series 2019-1	3.150%	2/15/32	1,837	1,877
	Boeing Co.	6.125%	2/15/33	416	535
	Boeing Co.	3.600%	5/1/34	3,503	3,710
	Boeing Co.	3.250%	2/1/35	1,123	1,151
	Boeing Co.	6.625%	2/15/38	1,038	1,413
	Boeing Co.	3.550%	3/1/38	1,658	1,702
	Boeing Co.	3.500%	3/1/39	1,014	1,025
	Boeing Co.	6.875%	3/15/39	649	910
	Boeing Co.	5.875%	2/15/40	2,414	3,130
	Boeing Co.	5.705%	5/1/40	4,925	6,372
	Boeing Co.	3.650%	3/1/47	1,539	1,551
	Boeing Co.	3.625%	3/1/48	1,523	1,527
	Boeing Co.	3.850%	11/1/48	2,655	2,751
	Boeing Co.	3.900%	5/1/49	2,521	2,646
	Boeing Co.	3.750%	2/1/50	2,251	2,336
	Boeing Co.	5.805%	5/1/50	11,237	15,293
	Boeing Co.	3.825%	3/1/59	1,585	1,605
	Boeing Co.	3.950%	8/1/59	1,642	1,711
	Boeing Co.	5.930%	5/1/60	7,884	10,950
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	215	310
	Burlington Northern Santa Fe LLC	6.150%	5/1/37	545	793
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	2,398	3,404
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	1,216	1,620
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	1,008	1,398
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	1,326	1,750
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	1,748	2,178
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	2,414	3,008

Long-Term Corporate Bond Index Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Burlington Northern Santa Fe LLC	4.450%	3/15/43	2,219	2,813
Burlington Northern Santa Fe LLC	5.150%	9/1/43	1,575	2,165
Burlington Northern Santa Fe LLC	4.900%	4/1/44	1,547	2,076
Burlington Northern Santa Fe LLC	4.550%	9/1/44	2,560	3,274
Burlington Northern Santa Fe LLC	4.150%	4/1/45	2,539	3,103
Burlington Northern Santa Fe LLC	4.700%	9/1/45	1,425	1,869
Burlington Northern Santa Fe LLC	3.900%	8/1/46	1,563	1,856
Burlington Northern Santa Fe LLC	4.125%	6/15/47	2,273	2,794
Burlington Northern Santa Fe LLC	4.050%	6/15/48	2,640	3,222
Burlington Northern Santa Fe LLC	3.550%	2/15/50	757	863
Burlington Northern Santa Fe LLC	3.050%	2/15/51	1,740	1,827
Burlington Northern Santa Fe LLC	3.300%	9/15/51	2,242	2,462
Canadian National Railway Co.	6.250%	8/1/34	608	863
Canadian National Railway Co.	6.200%	6/1/36	382	548
Canadian National Railway Co.	6.375%	11/15/37	1,341	1,953
Canadian National Railway Co.	4.500%	11/7/43	200	243
Canadian National Railway Co.	3.200%	8/2/46	1,286	1,360
Canadian National Railway Co.	3.650%	2/3/48	2,102	2,394
Canadian National Railway Co.	4.450%	1/20/49	1,178	1,514
Canadian National Railway Co.	2.450%	5/1/50	1,217	1,126
Canadian Pacific Railway Co.	4.800%	9/15/35	1,272	1,574
Canadian Pacific Railway Co.	5.950%	5/15/37	1,400	1,945
Canadian Pacific Railway Co.	4.800%	8/1/45	1,800	2,318
Canadian Pacific Railway Co.	6.125%	9/15/15	1,218	1,910
Carrier Global Corp.	3.377%	4/5/40	3,803	4,068
Carrier Global Corp.	3.577%	4/5/50	5,390	5,872
Caterpillar Inc.	5.300%	9/15/35	888	1,205
Caterpillar Inc.	6.050%	8/15/36	370	544
Caterpillar Inc.	5.200%	5/27/41	2,111	2,935
Caterpillar Inc.	3.803%	8/15/42	3,174	3,799
Caterpillar Inc.	4.300%	5/15/44	845	1,094
Caterpillar Inc.	3.250%	9/19/49	4,125	4,588
Caterpillar Inc.	3.250%	4/9/50	2,610	2,921
Caterpillar Inc.	4.750%	5/15/64	585	853
Crane Co.	4.200%	3/15/48	704	793
CSX Corp.	6.000%	10/1/36	803	1,120
CSX Corp.	6.150%	5/1/37	1,277	1,813
CSX Corp.	6.220%	4/30/40	1,348	1,983
CSX Corp.	5.500%	4/15/41	447	611
CSX Corp.	4.750%	5/30/42	1,915	2,445
CSX Corp.	4.400%	3/1/43	727	883
CSX Corp.	4.100%	3/15/44	874	1,033
CSX Corp.	3.800%	11/1/46	2,516	2,892
CSX Corp.	4.300%	3/1/48	2,093	2,578
CSX Corp.	4.750%	11/15/48	836	1,098
CSX Corp.	4.500%	3/15/49	1,471	1,866
CSX Corp.	3.350%	9/15/49	2,540	2,736
CSX Corp.	3.800%	4/15/50	1,651	1,909
CSX Corp.	3.950%	5/1/50	1,550	1,844
CSX Corp.	2.500%	5/15/51	1,630	1,506
CSX Corp.	4.500%	8/1/54	1,081	1,391
CSX Corp.	4.250%	11/1/66	1,006	1,257
CSX Corp.	4.650%	3/1/68	1,334	1,773
Cummins Inc.	4.875%	10/1/43	748	1,011
Cummins Inc.	2.600%	9/1/50	1,755	1,696

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Deere & Co.	3.900%	6/9/42	2,672	3,253
	Deere & Co.	2.875%	9/7/49	1,875	1,991
	Deere & Co.	3.750%	4/15/50	1,333	1,630
	Dover Corp.	5.375%	10/15/35	575	749
	Dover Corp.	5.375%	3/1/41	978	1,291
	Eaton Corp.	4.000%	11/2/32	1,178	1,387
	Eaton Corp.	4.150%	11/2/42	1,703	2,057
	Eaton Corp.	3.915%	9/15/47	631	744
	Emerson Electric Co.	5.250%	11/15/39	485	661
	Emerson Electric Co.	2.750%	10/15/50	782	791
	FedEx Corp.	4.900%	1/15/34	2,641	3,314
	FedEx Corp.	3.900%	2/1/35	1,850	2,130
	FedEx Corp.	3.250%	5/15/41	1,190	1,243
	FedEx Corp.	3.875%	8/1/42	775	877
	FedEx Corp.	4.100%	4/15/43	2,118	2,449
	FedEx Corp.	5.100%	1/15/44	1,913	2,503
	FedEx Corp.	4.750%	11/15/45	2,320	2,927
	FedEx Corp.	4.550%	4/1/46	2,115	2,599
	FedEx Corp.	4.400%	1/15/47	2,541	3,072
	FedEx Corp.	4.050%	2/15/48	1,480	1,723
	FedEx Corp.	4.950%	10/17/48	1,982	2,607
	FedEx Corp.	5.250%	5/15/50	2,966	4,096
[2]	FedEx Corp. Pass-Through Trust Class AA Series 2020-1	1.875%	2/20/34	1,945	1,951
	Fortive Corp.	4.300%	6/15/46	1,373	1,655
	General Dynamics Corp.	4.250%	4/1/40	2,980	3,702
	General Dynamics Corp.	2.850%	6/1/41	1,000	1,045
	General Dynamics Corp.	3.600%	11/15/42	257	299
	General Dynamics Corp.	4.250%	4/1/50	742	960
[2]	General Electric Co.	6.750%	3/15/32	6,491	9,012
[2]	General Electric Co.	6.150%	8/7/37	2,000	2,803
[2]	General Electric Co.	5.875%	1/14/38	6,000	8,244
[2]	General Electric Co.	6.875%	1/10/39	2,551	3,864
	General Electric Co.	4.250%	5/1/40	1,000	1,193
	General Electric Co.	4.125%	10/9/42	1,350	1,576
	General Electric Co.	4.350%	5/1/50	2,280	2,812
	Honeywell International Inc.	5.700%	3/15/36	383	533
	Honeywell International Inc.	5.700%	3/15/37	818	1,149
	Honeywell International Inc.	5.375%	3/1/41	836	1,180
	Honeywell International Inc.	3.812%	11/21/47	3,442	4,177
	Honeywell International Inc.	2.800%	6/1/50	1,155	1,208
	Illinois Tool Works Inc.	4.875%	9/15/41	1,281	1,722
	Illinois Tool Works Inc.	3.900%	9/1/42	2,511	3,014
[2]	JetBlue Pass-Through Trust Class AA Series 2019-1	2.750%	5/15/32	216	217
[2]	JetBlue Pass-Through Trust Class A Series 2020-1	4.000%	11/15/32	2,563	2,810
[2]	Johnson Controls International plc	6.000%	1/15/36	670	952
[2]	Johnson Controls International plc	4.625%	7/2/44	2,401	2,996
	Johnson Controls International plc	4.500%	2/15/47	601	761
[2]	Johnson Controls International plc	4.950%	7/2/64	1,355	1,871
[2]	Kansas City Southern	4.300%	5/15/43	774	917
[2]	Kansas City Southern	4.950%	8/15/45	1,045	1,344
	Kansas City Southern	4.700%	5/1/48	1,330	1,661
	Kansas City Southern	3.500%	5/1/50	1,113	1,194
	Kansas City Southern	4.200%	11/15/69	1,219	1,425
	L3Harris Technologies Inc.	4.854%	4/27/35	922	1,169
	L3Harris Technologies Inc.	6.150%	12/15/40	865	1,268

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	L3Harris Technologies Inc.	5.054%	4/27/45	1,029	1,375
	Lockheed Martin Corp.	3.600%	3/1/35	1,598	1,846
	Lockheed Martin Corp.	4.500%	5/15/36	1,697	2,145
[2]	Lockheed Martin Corp.	6.150%	9/1/36	1,315	1,908
	Lockheed Martin Corp.	5.720%	6/1/40	489	696
	Lockheed Martin Corp.	4.850%	9/15/41	410	536
	Lockheed Martin Corp.	4.070%	12/15/42	3,111	3,824
	Lockheed Martin Corp.	3.800%	3/1/45	3,115	3,678
	Lockheed Martin Corp.	4.700%	5/15/46	3,282	4,393
	Lockheed Martin Corp.	2.800%	6/15/50	939	961
	Lockheed Martin Corp.	4.090%	9/15/52	2,502	3,162
	Norfolk Southern Corp.	7.050%	5/1/37	172	249
	Norfolk Southern Corp.	4.837%	10/1/41	1,340	1,743
	Norfolk Southern Corp.	3.950%	10/1/42	1,092	1,282
	Norfolk Southern Corp.	4.450%	6/15/45	1,403	1,746
	Norfolk Southern Corp.	4.650%	1/15/46	425	540
	Norfolk Southern Corp.	3.942%	11/1/47	2,407	2,804
	Norfolk Southern Corp.	4.150%	2/28/48	1,090	1,306
	Norfolk Southern Corp.	4.100%	5/15/49	2,155	2,595
	Norfolk Southern Corp.	3.400%	11/1/49	3,092	3,336
	Norfolk Southern Corp.	3.050%	5/15/50	1,805	1,843
	Norfolk Southern Corp.	4.050%	8/15/52	1,988	2,378
	Norfolk Southern Corp.	3.155%	5/15/55	2,556	2,636
	Norfolk Southern Corp.	4.100%	5/15/21	1,000	1,151
	Northrop Grumman Corp.	5.150%	5/1/40	2,447	3,242
	Northrop Grumman Corp.	5.050%	11/15/40	1,267	1,670
	Northrop Grumman Corp.	4.750%	6/1/43	2,181	2,829
	Northrop Grumman Corp.	3.850%	4/15/45	1,954	2,273
	Northrop Grumman Corp.	4.030%	10/15/47	4,440	5,334
	Northrop Grumman Corp.	5.250%	5/1/50	840	1,196
	Otis Worldwide Corp.	3.112%	2/15/40	2,061	2,165
	Otis Worldwide Corp.	3.362%	2/15/50	1,708	1,858
[2]	Parker-Hannifin Corp.	4.200%	11/21/34	1,775	2,085
[2]	Parker-Hannifin Corp.	6.250%	5/15/38	870	1,229
[2]	Parker-Hannifin Corp.	4.450%	11/21/44	933	1,158
	Parker-Hannifin Corp.	4.100%	3/1/47	1,341	1,593
	Parker-Hannifin Corp.	4.000%	6/14/49	2,370	2,782
	Precision Castparts Corp.	3.900%	1/15/43	1,121	1,299
	Precision Castparts Corp.	4.375%	6/15/45	841	1,044
	Raytheon Technologies Corp.	5.400%	5/1/35	1,656	2,195
	Raytheon Technologies Corp.	6.050%	6/1/36	2,067	2,907
	Raytheon Technologies Corp.	6.125%	7/15/38	2,303	3,285
	Raytheon Technologies Corp.	4.450%	11/16/38	2,918	3,570
	Raytheon Technologies Corp.	5.700%	4/15/40	2,800	3,916
	Raytheon Technologies Corp.	4.875%	10/15/40	868	1,116
	Raytheon Technologies Corp.	4.700%	12/15/41	1,026	1,303
	Raytheon Technologies Corp.	4.500%	6/1/42	4,655	5,818
	Raytheon Technologies Corp.	4.800%	12/15/43	1,038	1,330
	Raytheon Technologies Corp.	4.150%	5/15/45	2,281	2,723
	Raytheon Technologies Corp.	3.750%	11/1/46	3,146	3,577
	Raytheon Technologies Corp.	4.350%	4/15/47	3,929	4,857
	Raytheon Technologies Corp.	4.050%	5/4/47	1,174	1,391
	Raytheon Technologies Corp.	4.625%	11/16/48	1,760	2,278
	Raytheon Technologies Corp.	3.125%	7/1/50	1,445	1,504
	Raytheon Technologies Corp.	2.820%	9/1/51	2,300	2,264

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic Services Inc.	1.750%	2/15/32	1,890	1,827
	Republic Services Inc.	6.200%	3/1/40	380	555
	Republic Services Inc.	5.700%	5/15/41	850	1,193
	Republic Services Inc.	3.050%	3/1/50	1,145	1,201
	Rockwell Automation Inc.	4.200%	3/1/49	1,535	1,954
	Rockwell Automation Inc.	2.800%	8/15/61	1,000	1,000
	Trane Technologies Global Holding Co. Ltd.	5.750%	6/15/43	1,305	1,910
	Trane Technologies Global Holding Co. Ltd.	4.300%	2/21/48	1,115	1,370
	Trane Technologies Luxembourg Finance SA	4.650%	11/1/44	601	769
	Trane Technologies Luxembourg Finance SA	4.500%	3/21/49	315	402
	Tyco Electronics Group SA	7.125%	10/1/37	845	1,301
	Union Pacific Corp.	3.375%	2/1/35	1,796	1,989
[1]	Union Pacific Corp.	2.891%	4/6/36	1,895	1,992
	Union Pacific Corp.	3.600%	9/15/37	685	775
[2]	Union Pacific Corp.	3.550%	8/15/39	1,153	1,301
	Union Pacific Corp.	3.200%	5/20/41	2,375	2,535
	Union Pacific Corp.	4.050%	3/1/46	1,514	1,785
	Union Pacific Corp.	3.350%	8/15/46	1,121	1,214
	Union Pacific Corp.	4.000%	4/15/47	2,646	3,119
	Union Pacific Corp.	3.250%	2/5/50	2,971	3,167
	Union Pacific Corp.	3.799%	10/1/51	1,696	1,977
	Union Pacific Corp.	3.875%	2/1/55	803	927
	Union Pacific Corp.	3.950%	8/15/59	2,410	2,858
	Union Pacific Corp.	3.839%	3/20/60	2,739	3,182
	Union Pacific Corp.	3.550%	5/20/61	1,325	1,463
	Union Pacific Corp.	2.973%	9/16/62	3,069	3,029
	Union Pacific Corp.	3.750%	2/5/70	500	569
[1]	Union Pacific Corp.	3.799%	4/6/71	5,266	6,049
[2]	United Airlines Pass-Through Trust Class AA Series 2019-2	2.700%	5/1/32	1,490	1,493
	United Parcel Service Inc.	6.200%	1/15/38	1,632	2,429
	United Parcel Service Inc.	5.200%	4/1/40	2,183	2,983
	United Parcel Service Inc.	4.875%	11/15/40	1,816	2,421
	United Parcel Service Inc.	3.625%	10/1/42	1,607	1,871
	United Parcel Service Inc.	3.400%	11/15/46	2,089	2,369
	United Parcel Service Inc.	3.750%	11/15/47	1,605	1,921
	United Parcel Service Inc.	4.250%	3/15/49	2,521	3,240
	United Parcel Service Inc.	3.400%	9/1/49	1,629	1,855
	United Parcel Service Inc.	5.300%	4/1/50	2,426	3,596
	Valmont Industries Inc.	5.000%	10/1/44	970	1,192
	Valmont Industries Inc.	5.250%	10/1/54	808	1,032
	Waste Connections Inc.	3.050%	4/1/50	1,074	1,110
	Waste Management Inc.	2.950%	6/1/41	1,540	1,607
	Waste Management Inc.	4.150%	7/15/49	1,335	1,668
	Waste Management Inc.	2.500%	11/15/50	1,580	1,502
	WW Grainger Inc.	4.600%	6/15/45	833	1,097
	WW Grainger Inc.	3.750%	5/15/46	936	1,099
	WW Grainger Inc.	4.200%	5/15/47	1,450	1,825
	Xylem Inc.	4.375%	11/1/46	783	961
					526,018
Materials (3.7%)
	Air Products and Chemicals Inc.	2.700%	5/15/40	1,695	1,743
	Air Products and Chemicals Inc.	2.800%	5/15/50	2,115	2,161
	Albemarle Corp.	5.450%	12/1/44	685	895
	ArcelorMittal SA	7.000%	10/15/39	1,400	2,012
	ArcelorMittal SA	6.750%	3/1/41	1,000	1,421

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Barrick Gold Corp.	6.450%	10/15/35	925	1,301
	Barrick Gold Corp.	5.250%	4/1/42	2,195	2,897
	Barrick North America Finance LLC	5.700%	5/30/41	930	1,287
	Barrick North America Finance LLC	5.750%	5/1/43	2,049	2,874
	Barrick PD Australia Finance Pty. Ltd.	5.950%	10/15/39	2,326	3,262
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	2,280	2,786
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	5,128	7,088
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	890	1,074
	CF Industries Inc.	5.150%	3/15/34	1,500	1,874
	CF Industries Inc.	4.950%	6/1/43	1,800	2,220
	CF Industries Inc.	5.375%	3/15/44	1,500	1,950
	Dow Chemical Co.	4.250%	10/1/34	942	1,101
	Dow Chemical Co.	9.400%	5/15/39	668	1,224
	Dow Chemical Co.	5.250%	11/15/41	1,868	2,470
	Dow Chemical Co.	4.375%	11/15/42	2,994	3,607
	Dow Chemical Co.	4.625%	10/1/44	2,378	2,965
	Dow Chemical Co.	5.550%	11/30/48	990	1,408
	Dow Chemical Co.	4.800%	5/15/49	1,740	2,263
	Dow Chemical Co.	3.600%	11/15/50	2,665	2,929
	DuPont de Nemours Inc.	5.319%	11/15/38	3,410	4,513
	DuPont de Nemours Inc.	5.419%	11/15/48	4,182	5,916
	Eastman Chemical Co.	4.800%	9/1/42	1,476	1,840
	Eastman Chemical Co.	4.650%	10/15/44	1,084	1,332
	Ecolab Inc.	2.125%	8/15/50	1,273	1,159
[1]	Ecolab Inc.	2.750%	8/18/55	3,532	3,499
	FMC Corp.	4.500%	10/1/49	1,372	1,643
	International Flavors & Fragrances Inc.	4.375%	6/1/47	705	858
	International Flavors & Fragrances Inc.	5.000%	9/26/48	2,055	2,733
	International Paper Co.	5.000%	9/15/35	2,760	3,504
	International Paper Co.	7.300%	11/15/39	1,354	2,133
	International Paper Co.	6.000%	11/15/41	2,136	3,065
	International Paper Co.	4.800%	6/15/44	1,143	1,472
	International Paper Co.	5.150%	5/15/46	1,203	1,616
	International Paper Co.	4.350%	8/15/48	1,855	2,330
	Lafarge SA	7.125%	7/15/36	1,050	1,577
	Linde Inc.	3.550%	11/7/42	2,048	2,376
	Lubrizol Corp.	6.500%	10/1/34	273	404
	LYB International Finance BV	5.250%	7/15/43	370	487
	LYB International Finance BV	4.875%	3/15/44	3,102	3,931
	LYB International Finance III LLC	3.375%	10/1/40	2,872	3,038
	LYB International Finance III LLC	4.200%	10/15/49	2,460	2,890
	LYB International Finance III LLC	4.200%	5/1/50	1,475	1,734
	LYB International Finance III LLC	3.625%	4/1/51	1,805	1,966
	LYB International Finance III LLC	3.800%	10/1/60	1,888	2,072
	LyondellBasell Industries NV	4.625%	2/26/55	2,599	3,270
	Martin Marietta Materials Inc.	4.250%	12/15/47	1,649	1,960
	Martin Marietta Materials Inc.	3.200%	7/15/51	1,820	1,866
	Mosaic Co.	5.450%	11/15/33	850	1,081
	Mosaic Co.	4.875%	11/15/41	1,153	1,375
	Mosaic Co.	5.625%	11/15/43	1,565	2,095
[2]	Newmont Corp.	5.875%	4/1/35	1,594	2,159
	Newmont Corp.	6.250%	10/1/39	2,115	3,056
	Newmont Corp.	4.875%	3/15/42	2,312	2,964
	Newmont Corp.	5.450%	6/9/44	1,364	1,893
	Nucor Corp.	5.200%	8/1/43	210	286

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Nucor Corp.	2.979%	12/15/55	2,706	2,742
	Nutrien Ltd.	4.125%	3/15/35	754	871
	Nutrien Ltd.	7.125%	5/23/36	780	1,182
	Nutrien Ltd.	5.875%	12/1/36	1,098	1,507
	Nutrien Ltd.	5.625%	12/1/40	795	1,108
	Nutrien Ltd.	6.125%	1/15/41	1,263	1,837
	Nutrien Ltd.	4.900%	6/1/43	2,031	2,625
	Nutrien Ltd.	5.250%	1/15/45	1,030	1,389
	Nutrien Ltd.	5.000%	4/1/49	802	1,081
	Nutrien Ltd.	3.950%	5/13/50	1,520	1,786
	Packaging Corp. of America	4.050%	12/15/49	1,145	1,369
	Rio Tinto Alcan Inc.	6.125%	12/15/33	1,756	2,482
	Rio Tinto Alcan Inc.	5.750%	6/1/35	1,037	1,448
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	2,914	4,003
	Rio Tinto Finance USA plc	4.750%	3/22/42	1,735	2,301
	Rio Tinto Finance USA plc	4.125%	8/21/42	745	923
	RPM International Inc.	4.250%	1/15/48	1,420	1,621
	Sherwin-Williams Co.	4.000%	12/15/42	337	393
	Sherwin-Williams Co.	4.550%	8/1/45	1,206	1,519
	Sherwin-Williams Co.	4.500%	6/1/47	2,700	3,396
	Sherwin-Williams Co.	3.800%	8/15/49	1,326	1,533
	Sherwin-Williams Co.	3.300%	5/15/50	1,562	1,678
	Southern Copper Corp.	7.500%	7/27/35	2,713	3,949
	Southern Copper Corp.	6.750%	4/16/40	2,554	3,643
	Southern Copper Corp.	5.250%	11/8/42	3,564	4,571
	Southern Copper Corp.	5.875%	4/23/45	2,132	2,965
	Steel Dynamics Inc.	3.250%	10/15/50	1,050	1,063
	Suzano Austria GmbH	3.125%	1/15/32	1,975	1,976
	Teck Resources Ltd.	6.125%	10/1/35	1,447	1,873
	Teck Resources Ltd.	6.000%	8/15/40	780	1,007
	Teck Resources Ltd.	6.250%	7/15/41	2,170	2,895
	Teck Resources Ltd.	5.200%	3/1/42	770	924
	Teck Resources Ltd.	5.400%	2/1/43	565	697
	Vale Overseas Ltd.	8.250%	1/17/34	1,794	2,673
	Vale Overseas Ltd.	6.875%	11/21/36	4,606	6,466
	Vale Overseas Ltd.	6.875%	11/10/39	2,288	3,277
	Vale SA	5.625%	9/11/42	1,145	1,476
	Vulcan Materials Co.	4.500%	6/15/47	1,214	1,498
	Vulcan Materials Co.	4.700%	3/1/48	740	940
	Westlake Chemical Corp.	2.875%	8/15/41	800	780
	Westlake Chemical Corp.	5.000%	8/15/46	2,543	3,249
	Westlake Chemical Corp.	4.375%	11/15/47	518	609
	Westlake Chemical Corp.	3.125%	8/15/51	1,375	1,332
	Westlake Chemical Corp.	3.375%	8/15/61	1,050	1,013
	WRKCo Inc.	4.200%	6/1/32	1,520	1,775
	WRKCo Inc.	3.000%	6/15/33	1,464	1,558
					225,908
Real Estate (1.5%)
	Agree LP	2.600%	6/15/33	750	757
	Alexandria Real Estate Equities Inc.	2.000%	5/18/32	647	637
	Alexandria Real Estate Equities Inc.	1.875%	2/1/33	1,606	1,540
	Alexandria Real Estate Equities Inc.	4.850%	4/15/49	2,530	3,350
	Alexandria Real Estate Equities Inc.	4.000%	2/1/50	649	762
	Alexandria Real Estate Equities Inc.	3.000%	5/18/51	2,209	2,198
	American Tower Corp.	3.700%	10/15/49	1,701	1,872

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Tower Corp.	3.100%	6/15/50	2,705	2,684
	American Tower Corp.	2.950%	1/15/51	1,100	1,068
[2]	AvalonBay Communities Inc.	3.900%	10/15/46	1,710	2,046
[2]	AvalonBay Communities Inc.	4.350%	4/15/48	340	437
	Boston Properties LP	2.550%	4/1/32	484	490
	Camden Property Trust	3.350%	11/1/49	1,415	1,579
	Crown Castle International Corp.	2.900%	4/1/41	2,292	2,253
	Crown Castle International Corp.	4.750%	5/15/47	958	1,200
	Crown Castle International Corp.	5.200%	2/15/49	1,034	1,356
	Crown Castle International Corp.	4.000%	11/15/49	1,697	1,914
	Crown Castle International Corp.	4.150%	7/1/50	1,247	1,450
	Crown Castle International Corp.	3.250%	1/15/51	2,304	2,337
	Duke Realty LP	3.050%	3/1/50	740	743
	Equinix Inc.	3.000%	7/15/50	1,727	1,685
	Equinix Inc.	2.950%	9/15/51	1,247	1,204
	Equinix Inc.	3.400%	2/15/52	355	372
	ERP Operating LP	4.500%	7/1/44	1,843	2,365
	ERP Operating LP	4.500%	6/1/45	871	1,112
	ERP Operating LP	4.000%	8/1/47	488	589
	Essex Portfolio LP	1.650%	1/15/31	303	289
	Essex Portfolio LP	2.650%	3/15/32	900	928
	Essex Portfolio LP	4.500%	3/15/48	680	847
	Essex Portfolio LP	2.650%	9/1/50	1,465	1,339
	Federal Realty Investment Trust	4.500%	12/1/44	443	541
	Healthpeak Properties Inc.	6.750%	2/1/41	421	646
	Highwoods Realty LP	2.600%	2/1/31	222	227
	Kilroy Realty LP	2.500%	11/15/32	952	955
	Kimco Realty Corp.	4.250%	4/1/45	698	823
	Kimco Realty Corp.	4.125%	12/1/46	838	983
	Kimco Realty Corp.	4.450%	9/1/47	1,095	1,344
	Kimco Realty Corp.	3.700%	10/1/49	890	984
	Lexington Realty Trust	2.375%	10/1/31	875	868
	Mid-America Apartments LP	2.875%	9/15/51	700	689
	National Retail Properties Inc.	4.800%	10/15/48	2,111	2,698
	National Retail Properties Inc.	3.100%	4/15/50	1,565	1,557
	Omega Healthcare Investors Inc.	3.250%	4/15/33	1,945	1,964
	Prologis LP	4.375%	9/15/48	1,140	1,477
	Prologis LP	3.000%	4/15/50	1,595	1,674
	Prologis LP	2.125%	10/15/50	778	686
	Realty Income Corp.	1.800%	3/15/33	1,400	1,355
	Realty Income Corp.	4.650%	3/15/47	1,145	1,514
	Regency Centers LP	4.400%	2/1/47	645	776
	Regency Centers LP	4.650%	3/15/49	985	1,227
	Rexford Industrial Realty LP	2.150%	9/1/31	700	688
	Simon Property Group LP	2.250%	1/15/32	950	943
	Simon Property Group LP	6.750%	2/1/40	630	950
	Simon Property Group LP	4.750%	3/15/42	1,850	2,305
	Simon Property Group LP	4.250%	10/1/44	2,128	2,531
	Simon Property Group LP	4.250%	11/30/46	531	632
	Simon Property Group LP	3.250%	9/13/49	982	1,011
	Simon Property Group LP	3.800%	7/15/50	2,406	2,713
	Spirit Realty LP	2.700%	2/15/32	860	868
[2]	UDR Inc.	2.100%	8/1/32	290	283
[2]	UDR Inc.	1.900%	3/15/33	725	688
[2]	UDR Inc.	2.100%	6/15/33	875	847

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	UDR Inc.	3.100%	11/1/34	1,085	1,158
	Ventas Realty LP	5.700%	9/30/43	819	1,102
	Ventas Realty LP	4.375%	2/1/45	388	452
	Ventas Realty LP	4.875%	4/15/49	717	910
	VEREIT Operating Partnership LP	2.850%	12/15/32	1,620	1,716
	Welltower Inc.	6.500%	3/15/41	1,180	1,709
	Welltower Inc.	4.950%	9/1/48	446	578
	Weyerhaeuser Co.	7.375%	3/15/32	2,999	4,330
	WP Carey Inc.	2.250%	4/1/33	1,450	1,416
					92,221
Technology (8.2%)
	Analog Devices Inc.	5.300%	12/15/45	908	1,256
	Apple Inc.	4.500%	2/23/36	3,281	4,169
	Apple Inc.	2.375%	2/8/41	2,961	2,907
	Apple Inc.	3.850%	5/4/43	7,340	8,785
	Apple Inc.	4.450%	5/6/44	1,903	2,472
	Apple Inc.	3.450%	2/9/45	4,744	5,356
	Apple Inc.	4.375%	5/13/45	3,898	4,998
	Apple Inc.	4.650%	2/23/46	9,489	12,648
	Apple Inc.	3.850%	8/4/46	3,808	4,557
	Apple Inc.	4.250%	2/9/47	2,779	3,502
	Apple Inc.	3.750%	9/12/47	3,513	4,135
	Apple Inc.	3.750%	11/13/47	3,227	3,801
	Apple Inc.	2.950%	9/11/49	2,170	2,258
	Apple Inc.	2.650%	5/11/50	5,910	5,851
	Apple Inc.	2.400%	8/20/50	3,728	3,524
	Apple Inc.	2.650%	2/8/51	6,985	6,891
	Apple Inc.	2.700%	8/5/51	4,655	4,637
	Apple Inc.	2.550%	8/20/60	3,099	2,908
	Apple Inc.	2.800%	2/8/61	3,280	3,244
	Apple Inc.	2.850%	8/5/61	3,120	3,115
	Applied Materials Inc.	5.100%	10/1/35	1,363	1,816
	Applied Materials Inc.	5.850%	6/15/41	1,776	2,638
	Applied Materials Inc.	4.350%	4/1/47	1,250	1,602
	Applied Materials Inc.	2.750%	6/1/50	2,445	2,453
	Broadcom Inc.	4.300%	11/15/32	4,461	5,110
[1]	Broadcom Inc.	2.600%	2/15/33	2,940	2,908
[1]	Broadcom Inc.	3.419%	4/15/33	5,360	5,682
[1]	Broadcom Inc.	3.469%	4/15/34	6,350	6,728
[1]	Broadcom Inc.	3.500%	2/15/41	7,052	7,215
[1]	Broadcom Inc.	3.750%	2/15/51	3,780	3,950
	Cisco Systems Inc.	5.900%	2/15/39	2,740	3,988
	Cisco Systems Inc.	5.500%	1/15/40	5,813	8,223
	Corning Inc.	4.700%	3/15/37	1,035	1,256
	Corning Inc.	5.750%	8/15/40	794	1,094
	Corning Inc.	4.750%	3/15/42	1,187	1,515
	Corning Inc.	5.350%	11/15/48	1,124	1,569
	Corning Inc.	3.900%	11/15/49	580	668
	Corning Inc.	4.375%	11/15/57	2,100	2,587
	Corning Inc.	5.850%	11/15/68	1,032	1,542
	Corning Inc.	5.450%	11/15/79	2,030	2,879
	Dell International LLC	8.100%	7/15/36	4,268	6,563
	Dell International LLC	8.350%	7/15/46	4,181	6,897
	Equifax Inc.	2.350%	9/15/31	1,000	1,007
	Fidelity National Information Services Inc.	3.100%	3/1/41	2,115	2,198

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Fidelity National Information Services Inc.	4.500%	8/15/46	748	932
	Fiserv Inc.	4.400%	7/1/49	4,651	5,700
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	1,661	2,261
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	2,501	3,459
	HP Inc.	6.000%	9/15/41	2,754	3,620
	Intel Corp.	4.000%	12/15/32	1,527	1,843
	Intel Corp.	4.600%	3/25/40	1,975	2,515
	Intel Corp.	2.800%	8/12/41	1,700	1,725
	Intel Corp.	4.800%	10/1/41	1,948	2,552
	Intel Corp.	4.250%	12/15/42	1,332	1,642
	Intel Corp.	4.900%	7/29/45	1,234	1,653
	Intel Corp.	4.100%	5/19/46	2,722	3,290
	Intel Corp.	4.100%	5/11/47	2,110	2,547
	Intel Corp.	3.734%	12/8/47	3,933	4,507
	Intel Corp.	3.250%	11/15/49	4,835	5,163
	Intel Corp.	4.750%	3/25/50	4,860	6,518
	Intel Corp.	3.050%	8/12/51	3,000	3,090
	Intel Corp.	3.100%	2/15/60	2,350	2,394
	Intel Corp.	4.950%	3/25/60	2,015	2,843
	Intel Corp.	3.200%	8/12/61	2,000	2,073
	International Business Machines Corp.	5.875%	11/29/32	794	1,080
	International Business Machines Corp.	4.150%	5/15/39	4,454	5,347
	International Business Machines Corp.	5.600%	11/30/39	1,015	1,433
	International Business Machines Corp.	2.850%	5/15/40	2,442	2,490
	International Business Machines Corp.	4.000%	6/20/42	1,653	1,958
	International Business Machines Corp.	4.700%	2/19/46	2,470	3,238
	International Business Machines Corp.	4.250%	5/15/49	5,365	6,702
	International Business Machines Corp.	2.950%	5/15/50	2,445	2,475
	International Business Machines Corp.	7.125%	12/1/96	874	1,624
	Juniper Networks Inc.	5.950%	3/15/41	1,408	1,898
	KLA Corp.	5.000%	3/15/49	896	1,229
	KLA Corp.	3.300%	3/1/50	1,645	1,796
	Lam Research Corp.	4.875%	3/15/49	1,250	1,724
	Lam Research Corp.	2.875%	6/15/50	1,908	1,961
	Lam Research Corp.	3.125%	6/15/60	1,537	1,628
	Microsoft Corp.	3.500%	2/12/35	3,331	3,916
	Microsoft Corp.	4.200%	11/3/35	547	687
	Microsoft Corp.	3.450%	8/8/36	5,331	6,242
	Microsoft Corp.	4.100%	2/6/37	3,871	4,822
	Microsoft Corp.	4.500%	10/1/40	1,160	1,539
	Microsoft Corp.	5.300%	2/8/41	1,150	1,663
	Microsoft Corp.	3.500%	11/15/42	470	550
	Microsoft Corp.	3.750%	2/12/45	1,005	1,221
	Microsoft Corp.	3.700%	8/8/46	8,946	10,884
	Microsoft Corp.	4.250%	2/6/47	415	549
[4]	Microsoft Corp.	2.525%	6/1/50	14,676	14,644
	Microsoft Corp.	2.921%	3/17/52	15,547	16,692
	Microsoft Corp.	3.950%	8/8/56	890	1,134
	Microsoft Corp.	2.675%	6/1/60	7,051	7,111
	Microsoft Corp.	3.041%	3/17/62	6,903	7,505
	Moody's Corp.	2.750%	8/19/41	1,400	1,389
	Moody's Corp.	5.250%	7/15/44	1,040	1,427
	Moody's Corp.	4.875%	12/17/48	1,441	1,929
	Moody's Corp.	3.250%	5/20/50	959	1,010
	Moody's Corp.	2.550%	8/18/60	1,105	995

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Motorola Solutions Inc.	5.500%	9/1/44	1,049	1,376
	NVIDIA Corp.	3.500%	4/1/40	3,291	3,748
	NVIDIA Corp.	3.500%	4/1/50	2,662	3,056
	NVIDIA Corp.	3.700%	4/1/60	1,419	1,691
[1]	NXP BV	3.250%	5/11/41	2,250	2,387
	Oracle Corp.	4.300%	7/8/34	4,321	5,027
	Oracle Corp.	3.900%	5/15/35	3,764	4,230
	Oracle Corp.	3.850%	7/15/36	2,469	2,739
	Oracle Corp.	3.800%	11/15/37	4,544	4,982
	Oracle Corp.	6.500%	4/15/38	1,560	2,220
	Oracle Corp.	6.125%	7/8/39	1,523	2,103
	Oracle Corp.	3.600%	4/1/40	8,041	8,555
	Oracle Corp.	5.375%	7/15/40	4,133	5,359
	Oracle Corp.	3.650%	3/25/41	4,490	4,797
	Oracle Corp.	4.500%	7/8/44	2,613	3,095
	Oracle Corp.	4.125%	5/15/45	4,709	5,287
	Oracle Corp.	4.000%	7/15/46	6,611	7,288
	Oracle Corp.	4.000%	11/15/47	5,103	5,611
	Oracle Corp.	3.600%	4/1/50	10,623	11,085
	Oracle Corp.	3.950%	3/25/51	7,330	8,124
	Oracle Corp.	4.375%	5/15/55	3,646	4,281
	Oracle Corp.	3.850%	4/1/60	8,306	8,933
	Oracle Corp.	4.100%	3/25/61	3,485	3,926
	QUALCOMM Inc.	1.650%	5/20/32	1,512	1,461
	QUALCOMM Inc.	4.650%	5/20/35	3,336	4,241
	QUALCOMM Inc.	4.800%	5/20/45	4,563	6,121
	QUALCOMM Inc.	4.300%	5/20/47	2,590	3,289
	QUALCOMM Inc.	3.250%	5/20/50	2,304	2,532
	S&P Global Inc.	3.250%	12/1/49	1,409	1,539
	S&P Global Inc.	2.300%	8/15/60	1,785	1,571
	salesforce.com Inc.	2.700%	7/15/41	3,505	3,575
	salesforce.com Inc.	2.900%	7/15/51	4,940	5,072
	salesforce.com Inc.	3.050%	7/15/61	3,005	3,133
	Texas Instruments Inc.	3.875%	3/15/39	2,770	3,350
	Texas Instruments Inc.	4.150%	5/15/48	2,475	3,133
	Verisk Analytics Inc.	5.500%	6/15/45	1,421	1,939
	Verisk Analytics Inc.	3.625%	5/15/50	1,356	1,477
					508,254
Utilities (11.6%)
	AEP Texas Inc.	3.800%	10/1/47	504	562
[2]	AEP Texas Inc.	3.450%	1/15/50	1,485	1,577
	AEP Transmission Co. LLC	4.000%	12/1/46	815	983
	AEP Transmission Co. LLC	3.750%	12/1/47	882	1,019
	AEP Transmission Co. LLC	4.250%	9/15/48	1,040	1,305
	AEP Transmission Co. LLC	3.800%	6/15/49	1,137	1,334
[2]	AEP Transmission Co. LLC	3.650%	4/1/50	1,130	1,309
[2]	AEP Transmission Co. LLC	2.750%	8/15/51	625	616
	Alabama Power Co.	6.125%	5/15/38	687	988
	Alabama Power Co.	6.000%	3/1/39	1,394	1,984
	Alabama Power Co.	3.850%	12/1/42	1,603	1,877
	Alabama Power Co.	4.150%	8/15/44	1,628	1,975
	Alabama Power Co.	3.750%	3/1/45	2,060	2,379
	Alabama Power Co.	4.300%	1/2/46	891	1,106
[2]	Alabama Power Co.	3.700%	12/1/47	1,310	1,499
[2]	Alabama Power Co.	4.300%	7/15/48	1,027	1,297

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Alabama Power Co.	3.450%	10/1/49	1,625	1,795
	Alabama Power Co.	3.125%	7/15/51	1,045	1,106
	Ameren Illinois Co.	4.150%	3/15/46	934	1,148
	Ameren Illinois Co.	3.700%	12/1/47	1,247	1,458
	Ameren Illinois Co.	4.500%	3/15/49	1,040	1,366
	Ameren Illinois Co.	3.250%	3/15/50	2,038	2,230
	Ameren Illinois Co.	2.900%	6/15/51	650	672
	American Electric Power Co. Inc.	3.250%	3/1/50	982	1,002
	American Water Capital Corp.	6.593%	10/15/37	1,208	1,813
	American Water Capital Corp.	4.300%	12/1/42	940	1,160
	American Water Capital Corp.	4.300%	9/1/45	1,469	1,808
	American Water Capital Corp.	4.000%	12/1/46	1,195	1,431
	American Water Capital Corp.	3.750%	9/1/47	1,401	1,606
	American Water Capital Corp.	4.200%	9/1/48	1,650	2,035
	American Water Capital Corp.	4.150%	6/1/49	1,260	1,540
	American Water Capital Corp.	3.450%	5/1/50	1,525	1,672
	American Water Capital Corp.	3.250%	6/1/51	800	857
	Appalachian Power Co.	7.000%	4/1/38	554	835
	Appalachian Power Co.	4.400%	5/15/44	818	988
	Appalachian Power Co.	4.450%	6/1/45	419	515
[2]	Appalachian Power Co.	4.500%	3/1/49	1,512	1,894
[2]	Appalachian Power Co.	3.700%	5/1/50	1,455	1,623
	Arizona Public Service Co.	5.050%	9/1/41	782	1,018
	Arizona Public Service Co.	4.500%	4/1/42	1,371	1,689
	Arizona Public Service Co.	4.350%	11/15/45	448	543
	Arizona Public Service Co.	3.750%	5/15/46	575	646
	Arizona Public Service Co.	4.200%	8/15/48	1,262	1,528
	Arizona Public Service Co.	4.250%	3/1/49	1,131	1,386
	Arizona Public Service Co.	3.500%	12/1/49	1,138	1,249
	Arizona Public Service Co.	3.350%	5/15/50	291	312
	Arizona Public Service Co.	2.650%	9/15/50	500	473
	Atmos Energy Corp.	5.500%	6/15/41	440	600
	Atmos Energy Corp.	4.150%	1/15/43	967	1,151
	Atmos Energy Corp.	4.125%	10/15/44	1,573	1,881
	Atmos Energy Corp.	4.300%	10/1/48	965	1,210
	Atmos Energy Corp.	4.125%	3/15/49	1,157	1,428
	Atmos Energy Corp.	3.375%	9/15/49	2,193	2,424
	Avista Corp.	4.350%	6/1/48	245	313
	Baltimore Gas & Electric Co.	6.350%	10/1/36	1,042	1,517
	Baltimore Gas & Electric Co.	3.500%	8/15/46	1,215	1,354
[2]	Baltimore Gas & Electric Co.	3.750%	8/15/47	2,103	2,453
	Baltimore Gas & Electric Co.	4.250%	9/15/48	837	1,049
	Baltimore Gas & Electric Co.	3.200%	9/15/49	635	681
	Baltimore Gas & Electric Co.	2.900%	6/15/50	1,635	1,662
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	2,100	2,962
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	1,150	1,584
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	1,472	1,954
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	2,038	2,510
	Berkshire Hathaway Energy Co.	3.800%	7/15/48	1,647	1,880
	Berkshire Hathaway Energy Co.	4.450%	1/15/49	1,630	2,058
	Berkshire Hathaway Energy Co.	4.250%	10/15/50	2,520	3,110
	Berkshire Hathaway Energy Co.	2.850%	5/15/51	3,245	3,165
	Black Hills Corp.	4.350%	5/1/33	413	486
	Black Hills Corp.	4.200%	9/15/46	746	858
	Black Hills Corp.	3.875%	10/15/49	1,162	1,292

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	415	596
	CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	937	1,074
	CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	439	569
	CenterPoint Energy Houston Electric LLC	3.950%	3/1/48	1,010	1,214
[2]	CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	1,751	2,245
[2]	CenterPoint Energy Houston Electric LLC	2.900%	7/1/50	1,442	1,493
[2]	CenterPoint Energy Houston Electric LLC	3.350%	4/1/51	1,565	1,751
	CenterPoint Energy Inc.	3.700%	9/1/49	2,095	2,318
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	616	861
	CenterPoint Energy Resources Corp.	4.100%	9/1/47	1,044	1,232
	Cleco Corporate Holdings LLC	4.973%	5/1/46	765	958
	Cleveland Electric Illuminating Co.	5.950%	12/15/36	1,103	1,483
	CMS Energy Corp.	4.875%	3/1/44	717	941
	Commonwealth Edison Co.	5.900%	3/15/36	1,235	1,764
	Commonwealth Edison Co.	6.450%	1/15/38	462	685
	Commonwealth Edison Co.	4.600%	8/15/43	866	1,114
	Commonwealth Edison Co.	4.700%	1/15/44	1,486	1,933
	Commonwealth Edison Co.	3.700%	3/1/45	1,132	1,304
	Commonwealth Edison Co.	4.350%	11/15/45	938	1,176
	Commonwealth Edison Co.	3.650%	6/15/46	768	878
[2]	Commonwealth Edison Co.	3.750%	8/15/47	2,253	2,639
	Commonwealth Edison Co.	4.000%	3/1/48	365	439
	Commonwealth Edison Co.	4.000%	3/1/49	1,490	1,804
[2]	Commonwealth Edison Co.	3.200%	11/15/49	780	843
	Commonwealth Edison Co.	3.000%	3/1/50	1,506	1,561
[2]	Commonwealth Edison Co.	3.125%	3/15/51	960	1,017
[2]	Commonwealth Edison Co.	2.750%	9/1/51	750	744
	Connecticut Light & Power Co.	4.300%	4/15/44	1,821	2,285
[2]	Connecticut Light & Power Co.	4.150%	6/1/45	622	774
	Connecticut Light & Power Co.	4.000%	4/1/48	1,265	1,553
[2]	Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	649	827
[2]	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	933	1,274
[2]	Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	845	1,189
[2]	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	280	399
[2]	Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	1,404	2,108
	Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	1,973	2,717
[2]	Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	2,146	2,514
	Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	822	938
	Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	1,950	2,377
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	2,534	3,108
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	838	940
[2]	Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	2,592	2,956
[2]	Consolidated Edison Co. of New York Inc.	4.650%	12/1/48	500	628
[2]	Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	250	296
[2]	Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	1,925	2,242
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	785	1,004
[2]	Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	1,160	1,409
[2]	Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	1,740	2,010
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	1,212	1,502
	Consolidated Edison Co. of New York Inc.	3.700%	11/15/59	1,665	1,820
[2]	Consolidated Edison Co. of New York Inc.	3.000%	12/1/60	595	568
	Consolidated Edison Co. of New York Inc.	3.600%	6/15/61	3,000	3,238
	Consumers Energy Co.	3.250%	8/15/46	1,221	1,338
	Consumers Energy Co.	3.950%	7/15/47	940	1,134
	Consumers Energy Co.	4.050%	5/15/48	360	444

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Consumers Energy Co.	4.350%	4/15/49	1,438	1,850
	Consumers Energy Co.	3.750%	2/15/50	1,436	1,711
	Consumers Energy Co.	3.100%	8/15/50	1,039	1,111
	Consumers Energy Co.	3.500%	8/1/51	1,980	2,277
	Consumers Energy Co.	2.650%	8/15/52	500	492
	Consumers Energy Co.	2.500%	5/1/60	1,131	1,039
	Dayton Power & Light Co.	3.950%	6/15/49	640	736
	Delmarva Power & Light Co.	4.150%	5/15/45	1,671	2,016
[2]	Dominion Energy Inc.	6.300%	3/15/33	883	1,204
[2]	Dominion Energy Inc.	5.250%	8/1/33	619	786
[2]	Dominion Energy Inc.	5.950%	6/15/35	484	661
	Dominion Energy Inc.	7.000%	6/15/38	677	1,019
[2]	Dominion Energy Inc.	3.300%	4/15/41	1,690	1,806
[2]	Dominion Energy Inc.	4.900%	8/1/41	837	1,068
[2]	Dominion Energy Inc.	4.050%	9/15/42	959	1,110
	Dominion Energy Inc.	4.700%	12/1/44	1,346	1,703
[2]	Dominion Energy Inc.	4.600%	3/15/49	1,055	1,355
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	1,248	1,749
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	1,480	1,954
	Dominion Energy South Carolina Inc.	6.050%	1/15/38	450	647
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	1,426	1,987
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	1,106	1,427
	Dominion Energy South Carolina Inc.	5.100%	6/1/65	290	431
[2]	DTE Electric Co.	4.000%	4/1/43	290	349
	DTE Electric Co.	4.300%	7/1/44	1,252	1,567
	DTE Electric Co.	3.700%	3/15/45	1,859	2,152
	DTE Electric Co.	3.700%	6/1/46	1,475	1,720
	DTE Electric Co.	3.750%	8/15/47	1,438	1,686
[2]	DTE Electric Co.	4.050%	5/15/48	1,285	1,579
	DTE Electric Co.	3.950%	3/1/49	540	657
	DTE Electric Co.	2.950%	3/1/50	200	208
[2]	DTE Electric Co.	3.250%	4/1/51	1,050	1,152
	Duke Energy Carolinas LLC	6.450%	10/15/32	568	786
	Duke Energy Carolinas LLC	6.100%	6/1/37	1,081	1,502
	Duke Energy Carolinas LLC	6.000%	1/15/38	306	437
	Duke Energy Carolinas LLC	6.050%	4/15/38	1,855	2,653
	Duke Energy Carolinas LLC	5.300%	2/15/40	1,618	2,217
	Duke Energy Carolinas LLC	4.250%	12/15/41	981	1,189
	Duke Energy Carolinas LLC	4.000%	9/30/42	1,240	1,472
	Duke Energy Carolinas LLC	3.750%	6/1/45	75	86
	Duke Energy Carolinas LLC	3.875%	3/15/46	1,285	1,500
	Duke Energy Carolinas LLC	3.700%	12/1/47	1,380	1,575
	Duke Energy Carolinas LLC	3.950%	3/15/48	701	830
	Duke Energy Carolinas LLC	3.200%	8/15/49	1,098	1,169
	Duke Energy Carolinas LLC	3.450%	4/15/51	1,000	1,118
	Duke Energy Corp.	3.300%	6/15/41	1,695	1,766
	Duke Energy Corp.	4.800%	12/15/45	646	810
	Duke Energy Corp.	3.750%	9/1/46	2,104	2,285
	Duke Energy Corp.	3.950%	8/15/47	882	987
	Duke Energy Corp.	4.200%	6/15/49	1,340	1,562
	Duke Energy Corp.	3.500%	6/15/51	1,445	1,527
	Duke Energy Florida LLC	6.350%	9/15/37	1,911	2,834
	Duke Energy Florida LLC	6.400%	6/15/38	341	504
	Duke Energy Florida LLC	5.650%	4/1/40	1,545	2,162
	Duke Energy Florida LLC	3.850%	11/15/42	1,075	1,249

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Duke Energy Florida LLC	3.400%	10/1/46	1,316	1,448
	Duke Energy Florida LLC	4.200%	7/15/48	1,876	2,316
	Duke Energy Indiana LLC	6.120%	10/15/35	878	1,216
	Duke Energy Indiana LLC	6.350%	8/15/38	1,996	2,935
	Duke Energy Indiana LLC	6.450%	4/1/39	1,210	1,782
[2]	Duke Energy Indiana LLC	4.900%	7/15/43	1,143	1,488
	Duke Energy Indiana LLC	3.750%	5/15/46	2,025	2,312
[2]	Duke Energy Indiana LLC	3.250%	10/1/49	1,384	1,472
	Duke Energy Indiana LLC	2.750%	4/1/50	840	821
	Duke Energy Ohio Inc.	3.700%	6/15/46	75	86
	Duke Energy Ohio Inc.	4.300%	2/1/49	1,948	2,454
	Duke Energy Progress LLC	6.300%	4/1/38	883	1,282
	Duke Energy Progress LLC	4.100%	5/15/42	1,674	1,994
	Duke Energy Progress LLC	4.100%	3/15/43	1,640	1,992
	Duke Energy Progress LLC	4.375%	3/30/44	921	1,152
	Duke Energy Progress LLC	4.150%	12/1/44	1,660	2,009
	Duke Energy Progress LLC	4.200%	8/15/45	1,163	1,417
	Duke Energy Progress LLC	3.700%	10/15/46	1,765	2,016
	Duke Energy Progress LLC	3.600%	9/15/47	1,390	1,567
	Duke Energy Progress LLC	2.900%	8/15/51	1,275	1,288
	El Paso Electric Co.	6.000%	5/15/35	1,114	1,511
	El Paso Electric Co.	5.000%	12/1/44	588	723
	Emera US Finance LP	4.750%	6/15/46	2,979	3,549
	Entergy Arkansas LLC	4.200%	4/1/49	1,243	1,546
	Entergy Arkansas LLC	2.650%	6/15/51	320	308
	Entergy Arkansas LLC	3.350%	6/15/52	1,225	1,343
	Entergy Corp.	3.750%	6/15/50	2,029	2,233
	Entergy Louisiana LLC	2.350%	6/15/32	875	893
	Entergy Louisiana LLC	4.000%	3/15/33	2,258	2,651
	Entergy Louisiana LLC	3.100%	6/15/41	1,000	1,060
	Entergy Louisiana LLC	4.200%	9/1/48	1,710	2,103
	Entergy Louisiana LLC	4.200%	4/1/50	2,524	3,149
	Entergy Louisiana LLC	2.900%	3/15/51	1,870	1,873
	Entergy Mississippi LLC	3.850%	6/1/49	1,627	1,905
	Entergy Texas Inc.	3.550%	9/30/49	1,245	1,360
	Essential Utilities Inc.	4.276%	5/1/49	880	1,062
	Essential Utilities Inc.	3.351%	4/15/50	960	1,009
	Evergy Kansas Central Inc.	4.125%	3/1/42	1,318	1,585
	Evergy Kansas Central Inc.	4.100%	4/1/43	1,264	1,522
	Evergy Kansas Central Inc.	4.250%	12/1/45	1,214	1,497
	Evergy Kansas Central Inc.	3.450%	4/15/50	1,093	1,208
	Evergy Metro Inc.	5.300%	10/1/41	335	454
	Evergy Metro Inc.	4.200%	6/15/47	1,535	1,892
	Evergy Metro Inc.	4.200%	3/15/48	805	999
[2]	Evergy Metro Inc.	4.125%	4/1/49	1,341	1,649
	Eversource Energy	3.450%	1/15/50	1,485	1,607
[2]	Exelon Corp.	4.950%	6/15/35	1,385	1,717
	Exelon Corp.	5.625%	6/15/35	1,116	1,478
	Exelon Corp.	5.100%	6/15/45	1,504	2,009
	Exelon Corp.	4.450%	4/15/46	1,435	1,771
	Exelon Corp.	4.700%	4/15/50	1,487	1,905
	Exelon Generation Co. LLC	6.250%	10/1/39	1,809	2,248
	Exelon Generation Co. LLC	5.750%	10/1/41	1,772	2,118
	Exelon Generation Co. LLC	5.600%	6/15/42	1,446	1,721
	Florida Power & Light Co.	5.625%	4/1/34	419	574

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Florida Power & Light Co.	4.950%	6/1/35	1,652	2,178
	Florida Power & Light Co.	5.650%	2/1/37	858	1,190
	Florida Power & Light Co.	5.950%	2/1/38	1,062	1,538
	Florida Power & Light Co.	5.960%	4/1/39	575	847
	Florida Power & Light Co.	5.690%	3/1/40	466	672
	Florida Power & Light Co.	5.250%	2/1/41	1,734	2,406
	Florida Power & Light Co.	4.125%	2/1/42	920	1,130
	Florida Power & Light Co.	4.050%	6/1/42	1,740	2,129
	Florida Power & Light Co.	3.800%	12/15/42	1,879	2,236
	Florida Power & Light Co.	4.050%	10/1/44	1,752	2,160
	Florida Power & Light Co.	3.700%	12/1/47	2,282	2,713
	Florida Power & Light Co.	3.950%	3/1/48	1,407	1,724
	Florida Power & Light Co.	4.125%	6/1/48	1,413	1,778
	Florida Power & Light Co.	3.990%	3/1/49	962	1,191
	Florida Power & Light Co.	3.150%	10/1/49	1,071	1,169
[2]	Georgia Power Co.	4.750%	9/1/40	1,626	2,021
	Georgia Power Co.	4.300%	3/15/42	2,353	2,799
	Georgia Power Co.	4.300%	3/15/43	553	665
[2]	Georgia Power Co.	3.700%	1/30/50	2,185	2,417
[2]	Georgia Power Co.	3.250%	3/15/51	1,375	1,429
	Iberdrola International BV	6.750%	7/15/36	951	1,462
[2]	Idaho Power Co.	4.200%	3/1/48	505	622
	Indiana Michigan Power Co.	6.050%	3/15/37	1,588	2,215
[2]	Indiana Michigan Power Co.	4.550%	3/15/46	808	1,031
[2]	Indiana Michigan Power Co.	3.750%	7/1/47	1,504	1,722
	Indiana Michigan Power Co.	4.250%	8/15/48	1,136	1,417
	Indiana Michigan Power Co.	3.250%	5/1/51	1,145	1,228
	Interstate Power & Light Co.	6.250%	7/15/39	254	365
	Interstate Power & Light Co.	3.700%	9/15/46	419	483
	Interstate Power & Light Co.	3.500%	9/30/49	525	584
	ITC Holdings Corp.	5.300%	7/1/43	1,006	1,347
[2]	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	867	1,074
	Kentucky Utilities Co.	5.125%	11/1/40	961	1,269
	Kentucky Utilities Co.	4.375%	10/1/45	680	843
	Kentucky Utilities Co.	3.300%	6/1/50	1,315	1,411
	Louisville Gas & Electric Co.	4.250%	4/1/49	2,224	2,752
	MidAmerican Energy Co.	6.750%	12/30/31	225	320
[2]	MidAmerican Energy Co.	5.750%	11/1/35	853	1,183
[2]	MidAmerican Energy Co.	5.800%	10/15/36	1,095	1,549
	MidAmerican Energy Co.	4.800%	9/15/43	1,259	1,651
	MidAmerican Energy Co.	4.400%	10/15/44	1,284	1,613
	MidAmerican Energy Co.	4.250%	5/1/46	1,772	2,202
	MidAmerican Energy Co.	3.650%	8/1/48	1,416	1,627
	MidAmerican Energy Co.	4.250%	7/15/49	1,070	1,348
	MidAmerican Energy Co.	3.150%	4/15/50	1,257	1,344
[2]	Mississippi Power Co.	4.250%	3/15/42	976	1,174
[2]	Mississippi Power Co.	3.100%	7/30/51	100	103
	National Grid USA	5.803%	4/1/35	702	885
[2]	National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	932	1,409
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	1,071	1,271
	National Rural Utilities Cooperative Finance Corp.	4.400%	11/1/48	1,601	2,099
	National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	1,453	1,859
[2]	Nevada Power Co.	6.650%	4/1/36	1,525	2,282
[2]	Nevada Power Co.	6.750%	7/1/37	1,465	2,208
[2]	Nevada Power Co.	3.125%	8/1/50	2,019	2,113

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	NiSource Inc.	5.950%	6/15/41	1,008	1,440
	NiSource Inc.	5.250%	2/15/43	647	860
	NiSource Inc.	4.800%	2/15/44	2,132	2,712
	NiSource Inc.	5.650%	2/1/45	714	1,000
	NiSource Inc.	4.375%	5/15/47	2,635	3,215
	NiSource Inc.	3.950%	3/30/48	2,080	2,413
	Northern States Power Co.	6.250%	6/1/36	255	373
	Northern States Power Co.	6.200%	7/1/37	515	761
	Northern States Power Co.	5.350%	11/1/39	477	666
	Northern States Power Co.	3.400%	8/15/42	955	1,073
	Northern States Power Co.	4.125%	5/15/44	803	991
	Northern States Power Co.	4.000%	8/15/45	860	1,043
	Northern States Power Co.	3.600%	5/15/46	799	919
	Northern States Power Co.	3.600%	9/15/47	1,367	1,581
	Northern States Power Co.	2.900%	3/1/50	876	916
	Northern States Power Co.	2.600%	6/1/51	1,060	1,033
	Northern States Power Co.	3.200%	4/1/52	765	837
	NorthWestern Corp.	4.176%	11/15/44	1,069	1,271
	NSTAR Electric Co.	5.500%	3/15/40	738	1,036
	NSTAR Electric Co.	4.400%	3/1/44	1,067	1,354
	Oglethorpe Power Corp.	5.950%	11/1/39	1,445	1,972
	Oglethorpe Power Corp.	5.375%	11/1/40	1,740	2,252
	Oglethorpe Power Corp.	5.050%	10/1/48	745	944
	Oglethorpe Power Corp.	5.250%	9/1/50	698	907
	Ohio Power Co.	4.150%	4/1/48	895	1,101
	Ohio Power Co.	4.000%	6/1/49	1,313	1,584
	Oklahoma Gas & Electric Co.	4.150%	4/1/47	855	1,041
	Oklahoma Gas & Electric Co.	3.850%	8/15/47	656	767
	Oncor Electric Delivery Co. LLC	7.000%	5/1/32	429	620
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	1,163	1,738
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	455	751
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,045	1,431
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	842	1,080
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	950	1,338
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	1,667	1,953
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	1,340	1,589
	Oncor Electric Delivery Co. LLC	4.100%	11/15/48	1,350	1,669
	Oncor Electric Delivery Co. LLC	3.800%	6/1/49	1,752	2,091
[2]	Oncor Electric Delivery Co. LLC	3.100%	9/15/49	2,099	2,239
	Oncor Electric Delivery Co. LLC	5.350%	10/1/52	521	784
	ONE Gas Inc.	4.658%	2/1/44	813	1,015
	ONE Gas Inc.	4.500%	11/1/48	1,045	1,297
	Pacific Gas & Electric Co.	3.250%	6/1/31	62	61
	Pacific Gas & Electric Co.	4.500%	7/1/40	4,340	4,406
	Pacific Gas & Electric Co.	3.300%	8/1/40	2,438	2,249
	Pacific Gas & Electric Co.	4.200%	6/1/41	1,400	1,380
	Pacific Gas & Electric Co.	4.750%	2/15/44	1,332	1,357
	Pacific Gas & Electric Co.	4.300%	3/15/45	1,355	1,328
	Pacific Gas & Electric Co.	3.950%	12/1/47	4,299	4,080
	Pacific Gas & Electric Co.	4.950%	7/1/50	7,248	7,669
	Pacific Gas & Electric Co.	3.500%	8/1/50	5,410	4,883
	PacifiCorp	7.700%	11/15/31	1,044	1,547
	PacifiCorp	5.250%	6/15/35	1,639	2,137
	PacifiCorp	6.100%	8/1/36	1,160	1,629
	PacifiCorp	5.750%	4/1/37	1,291	1,771

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PacifiCorp	6.250%	10/15/37	1,022	1,470
	PacifiCorp	6.350%	7/15/38	630	903
	PacifiCorp	6.000%	1/15/39	1,409	2,012
	PacifiCorp	4.100%	2/1/42	1,515	1,790
	PacifiCorp	4.125%	1/15/49	1,265	1,533
	PacifiCorp	4.150%	2/15/50	1,448	1,759
	PacifiCorp	3.300%	3/15/51	1,410	1,523
	PacifiCorp	2.900%	6/15/52	2,000	1,999
	PECO Energy Co.	5.950%	10/1/36	548	792
	PECO Energy Co.	4.150%	10/1/44	1,088	1,341
	PECO Energy Co.	3.900%	3/1/48	1,202	1,443
	PECO Energy Co.	3.000%	9/15/49	449	472
	PECO Energy Co.	2.800%	6/15/50	741	750
	PECO Energy Co.	3.050%	3/15/51	1,350	1,430
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	405	501
	Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	566	618
	Piedmont Natural Gas Co. Inc.	3.350%	6/1/50	1,330	1,402
	Potomac Electric Power Co.	6.500%	11/15/37	438	648
	Potomac Electric Power Co.	4.150%	3/15/43	1,675	2,045
	PPL Electric Utilities Corp.	6.250%	5/15/39	413	611
	PPL Electric Utilities Corp.	4.750%	7/15/43	380	499
	PPL Electric Utilities Corp.	4.125%	6/15/44	685	835
	PPL Electric Utilities Corp.	4.150%	10/1/45	1,611	1,970
	PPL Electric Utilities Corp.	3.950%	6/1/47	1,005	1,209
	PPL Electric Utilities Corp.	4.150%	6/15/48	955	1,202
	PPL Electric Utilities Corp.	3.000%	10/1/49	825	870
	Progress Energy Inc.	7.000%	10/30/31	600	835
	Progress Energy Inc.	6.000%	12/1/39	1,457	2,043
[2]	Public Service Co. of Colorado	6.250%	9/1/37	1,865	2,779
	Public Service Co. of Colorado	6.500%	8/1/38	566	863
	Public Service Co. of Colorado	3.600%	9/15/42	1,216	1,389
	Public Service Co. of Colorado	4.300%	3/15/44	810	997
	Public Service Co. of Colorado	3.800%	6/15/47	1,632	1,928
	Public Service Co. of Colorado	4.100%	6/15/48	519	641
	Public Service Co. of Colorado	4.050%	9/15/49	2,100	2,621
[2]	Public Service Co. of Colorado	3.200%	3/1/50	935	1,012
[2]	Public Service Co. of Colorado	2.700%	1/15/51	1,075	1,077
	Public Service Co. of New Hampshire	3.600%	7/1/49	1,334	1,543
[2]	Public Service Electric & Gas Co.	5.800%	5/1/37	460	644
[2]	Public Service Electric & Gas Co.	5.500%	3/1/40	1,100	1,534
[2]	Public Service Electric & Gas Co.	3.950%	5/1/42	415	496
[2]	Public Service Electric & Gas Co.	3.650%	9/1/42	1,313	1,513
[2]	Public Service Electric & Gas Co.	3.800%	1/1/43	580	682
[2]	Public Service Electric & Gas Co.	3.800%	3/1/46	1,156	1,369
[2]	Public Service Electric & Gas Co.	3.600%	12/1/47	1,175	1,354
[2]	Public Service Electric & Gas Co.	4.050%	5/1/48	734	905
[2]	Public Service Electric & Gas Co.	3.850%	5/1/49	1,053	1,267
[2]	Public Service Electric & Gas Co.	3.200%	8/1/49	990	1,077
[2]	Public Service Electric & Gas Co.	3.150%	1/1/50	334	361
[2]	Public Service Electric & Gas Co.	2.700%	5/1/50	860	858
[2]	Public Service Electric & Gas Co.	2.050%	8/1/50	1,065	939
	Puget Sound Energy Inc.	6.274%	3/15/37	816	1,161
	Puget Sound Energy Inc.	5.757%	10/1/39	961	1,329
	Puget Sound Energy Inc.	5.795%	3/15/40	713	1,009
	Puget Sound Energy Inc.	5.638%	4/15/41	373	523

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Puget Sound Energy Inc.	4.300%	5/20/45	908	1,122
	Puget Sound Energy Inc.	4.223%	6/15/48	999	1,238
	Puget Sound Energy Inc.	3.250%	9/15/49	1,114	1,189
	San Diego Gas & Electric Co.	6.000%	6/1/39	944	1,340
	San Diego Gas & Electric Co.	4.500%	8/15/40	496	621
[2]	San Diego Gas & Electric Co.	3.750%	6/1/47	1,494	1,702
	San Diego Gas & Electric Co.	4.150%	5/15/48	545	663
[2]	San Diego Gas & Electric Co.	4.100%	6/15/49	1,275	1,547
[2]	San Diego Gas & Electric Co.	3.320%	4/15/50	1,135	1,217
	Sempra Energy	3.800%	2/1/38	1,636	1,833
	Sempra Energy	6.000%	10/15/39	2,029	2,848
	Sempra Energy	4.000%	2/1/48	1,880	2,129
	Southern California Edison Co.	6.000%	1/15/34	718	948
[2]	Southern California Edison Co.	5.750%	4/1/35	1,292	1,669
[2]	Southern California Edison Co.	5.350%	7/15/35	1,366	1,720
	Southern California Edison Co.	5.625%	2/1/36	1,489	1,903
[2]	Southern California Edison Co.	5.550%	1/15/37	1,131	1,406
[2]	Southern California Edison Co.	5.950%	2/1/38	968	1,262
	Southern California Edison Co.	6.050%	3/15/39	957	1,279
	Southern California Edison Co.	5.500%	3/15/40	1,684	2,128
	Southern California Edison Co.	4.500%	9/1/40	1,331	1,540
	Southern California Edison Co.	4.050%	3/15/42	948	1,017
[2]	Southern California Edison Co.	3.900%	3/15/43	1,268	1,338
	Southern California Edison Co.	4.650%	10/1/43	399	459
[2]	Southern California Edison Co.	3.600%	2/1/45	2,314	2,335
	Southern California Edison Co.	4.000%	4/1/47	2,103	2,231
[2]	Southern California Edison Co.	4.125%	3/1/48	2,373	2,556
[2]	Southern California Edison Co.	4.875%	3/1/49	2,496	2,987
	Southern California Edison Co.	3.650%	2/1/50	2,736	2,791
[2]	Southern California Edison Co.	2.950%	2/1/51	870	795
[2]	Southern California Edison Co.	3.650%	6/1/51	1,200	1,222
	Southern California Gas Co.	5.125%	11/15/40	495	657
	Southern California Gas Co.	3.750%	9/15/42	828	941
[2]	Southern California Gas Co.	4.125%	6/1/48	743	903
[2]	Southern California Gas Co.	4.300%	1/15/49	1,506	1,898
[2]	Southern California Gas Co.	3.950%	2/15/50	895	1,074
	Southern Co.	4.250%	7/1/36	1,079	1,268
	Southern Co.	4.400%	7/1/46	4,100	4,929
	Southern Co. Gas Capital Corp.	5.875%	3/15/41	1,533	2,154
	Southern Co. Gas Capital Corp.	4.400%	6/1/43	2,382	2,867
	Southern Co. Gas Capital Corp.	3.950%	10/1/46	769	875
	Southern Co. Gas Capital Corp.	4.400%	5/30/47	1,141	1,368
	Southern Power Co.	5.150%	9/15/41	1,008	1,257
	Southern Power Co.	5.250%	7/15/43	210	266
[2]	Southern Power Co.	4.950%	12/15/46	967	1,189
	Southwest Gas Corp.	3.800%	9/29/46	780	861
	Southwest Gas Corp.	4.150%	6/1/49	790	924
	Southwestern Electric Power Co.	6.200%	3/15/40	607	862
[2]	Southwestern Electric Power Co.	3.900%	4/1/45	1,424	1,602
[2]	Southwestern Electric Power Co.	3.850%	2/1/48	902	1,014
	Southwestern Public Service Co.	4.500%	8/15/41	585	730
	Southwestern Public Service Co.	3.400%	8/15/46	1,015	1,101
	Southwestern Public Service Co.	3.700%	8/15/47	1,053	1,200
[2]	Southwestern Public Service Co.	4.400%	11/15/48	655	838
	Southwestern Public Service Co.	3.750%	6/15/49	1,058	1,234

Long-Term Corporate Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Southwestern Public Service Co.	3.150%	5/1/50	858	912
	Tampa Electric Co.	4.100%	6/15/42	1,170	1,372
	Tampa Electric Co.	4.350%	5/15/44	250	309
	Tampa Electric Co.	4.300%	6/15/48	804	1,007
	Tampa Electric Co.	4.450%	6/15/49	507	656
	Tampa Electric Co.	3.625%	6/15/50	1,220	1,396
	Tampa Electric Co.	3.450%	3/15/51	1,000	1,107
	Toledo Edison Co.	6.150%	5/15/37	926	1,289
	Tucson Electric Power Co.	4.850%	12/1/48	1,000	1,322
	Tucson Electric Power Co.	4.000%	6/15/50	885	1,068
	Union Electric Co.	2.150%	3/15/32	1,393	1,408
	Union Electric Co.	5.300%	8/1/37	398	519
	Union Electric Co.	3.900%	9/15/42	1,945	2,269
	Union Electric Co.	3.650%	4/15/45	1,407	1,614
	Union Electric Co.	4.000%	4/1/48	782	944
	Union Electric Co.	3.250%	10/1/49	1,830	1,996
	Union Electric Co.	2.625%	3/15/51	300	292
	Veolia Environnement SA	6.750%	6/1/38	772	1,175
[2]	Virginia Electric & Power Co.	6.000%	1/15/36	1,297	1,824
[2]	Virginia Electric & Power Co.	6.000%	5/15/37	1,296	1,830
	Virginia Electric & Power Co.	6.350%	11/30/37	1,233	1,810
	Virginia Electric & Power Co.	8.875%	11/15/38	1,164	2,094
	Virginia Electric & Power Co.	4.000%	1/15/43	1,604	1,890
[2]	Virginia Electric & Power Co.	4.650%	8/15/43	2,176	2,769
	Virginia Electric & Power Co.	4.450%	2/15/44	954	1,191
[2]	Virginia Electric & Power Co.	4.200%	5/15/45	1,655	2,016
[2]	Virginia Electric & Power Co.	4.000%	11/15/46	728	867
[2]	Virginia Electric & Power Co.	3.800%	9/15/47	1,398	1,621
	Virginia Electric & Power Co.	4.600%	12/1/48	1,585	2,093
	Virginia Electric & Power Co.	3.300%	12/1/49	1,100	1,197
	Virginia Electric & Power Co.	2.450%	12/15/50	1,510	1,411
[2]	Washington Gas Light Co.	3.796%	9/15/46	888	1,020
[2]	Washington Gas Light Co.	3.650%	9/15/49	1,188	1,363
	Wisconsin Electric Power Co.	5.625%	5/15/33	527	699
	Wisconsin Electric Power Co.	5.700%	12/1/36	390	538
	Wisconsin Electric Power Co.	4.300%	10/15/48	1,305	1,660
	Wisconsin Power & Light Co.	6.375%	8/15/37	499	721
	Wisconsin Power & Light Co.	3.650%	4/1/50	1,980	2,288
	Wisconsin Public Service Corp.	3.671%	12/1/42	969	1,125
	Wisconsin Public Service Corp.	4.752%	11/1/44	1,238	1,624
	Wisconsin Public Service Corp.	3.300%	9/1/49	380	411
	Xcel Energy Inc.	6.500%	7/1/36	917	1,340
	Xcel Energy Inc.	3.500%	12/1/49	1,305	1,431
					719,248
Total Corporate Bonds (Cost $5,988,349)					6,092,606
Taxable Municipal Bonds (0.0%)
	Charlotte-Mecklenburg NC Hospital Authority Health Care System Revenue (Cost $1,000)	3.204%	1/15/51	1,000	1,100

Long-Term Corporate Bond Index Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[5]	Vanguard Market Liquidity Fund (Cost $13,816)	0.068%	138,159	13,816
Total Investments (99.2%) (Cost $6,019,957)				6,124,316
Other Assets and Liabilities—Net (0.8%)				46,463
Net Assets (100%)				6,170,779
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, the aggregate value was $177,813,000, representing 2.9% of net assets.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2021.
4	Securities with a value of $901,000 have been segregated as initial margin for open futures contracts.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Long U.S. Treasury Bond	December 2021	1	163	—

Short Futures Contracts
Ultra Long U.S. Treasury Bond	December 2021	(2)	(395)	—
				—

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $6,006,141)	6,110,500
Affiliated Issuers (Cost $13,816)	13,816
Total Investments in Securities	6,124,316
Investment in Vanguard	209
Receivables for Investment Securities Sold	46,940
Receivables for Accrued Income	62,687
Receivables for Capital Shares Issued	401
Variation Margin Receivable—Futures Contracts	96
Total Assets	6,234,649
Liabilities
Due to Custodian	1,402
Payables for Investment Securities Purchased	61,973
Payables for Capital Shares Redeemed	286
Payables for Distributions	189
Payables to Vanguard	20
Total Liabilities	63,870
Net Assets	6,170,779

Long-Term Corporate Bond Index Fund
Statement of Assets and Liabilities (continued)
At August 31, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	6,103,671
Total Distributable Earnings (Loss)	67,108
Net Assets	6,170,779

ETF Shares—Net Assets
Applicable to 50,931,702 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,516,560
Net Asset Value Per Share—ETF Shares	$108.31

Admiral Shares—Net Assets
Applicable to 10,833,557 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	314,484
Net Asset Value Per Share—Admiral Shares	$29.03

Institutional Shares—Net Assets
Applicable to 9,431,344 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	339,735
Net Asset Value Per Share—Institutional Shares	$36.02
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Interest[1]	194,642
Total Income	194,642
Expenses
The Vanguard Group—Note B
Investment Advisory Services	144
Management and Administrative—ETF Shares	1,699
Management and Administrative—Admiral Shares	195
Management and Administrative—Institutional Shares	120
Marketing and Distribution—ETF Shares	247
Marketing and Distribution—Admiral Shares	15
Marketing and Distribution—Institutional Shares	7
Custodian Fees	138
Auditing Fees	42
Shareholders’ Reports—ETF Shares	103
Shareholders’ Reports—Admiral Shares	3
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	2
Total Expenses	2,715
Net Investment Income	191,927
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	317,856
Futures Contracts	270
Realized Net Gain (Loss)	318,126
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(264,746)
Futures Contracts	(26)
Change in Unrealized Appreciation (Depreciation)	(264,772)
Net Increase (Decrease) in Net Assets Resulting from Operations	245,281
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $16,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $329,778,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	191,927	177,949
Realized Net Gain (Loss)	318,126	309,396
Change in Unrealized Appreciation (Depreciation)	(264,772)	(172,927)
Net Increase (Decrease) in Net Assets Resulting from Operations	245,281	314,418
Distributions
ETF Shares	(171,844)	(151,191)
Admiral Shares	(10,118)	(10,090)
Institutional Shares	(8,735)	(16,541)
Total Distributions	(190,697)	(177,822)
Capital Share Transactions
ETF Shares	255,122	1,024,186
Admiral Shares	(9,215)	53,933
Institutional Shares	68,703	(284,804)
Net Increase (Decrease) from Capital Share Transactions	314,610	793,315
Total Increase (Decrease)	369,194	929,911
Net Assets
Beginning of Period	5,801,585	4,871,674
End of Period	6,170,779	5,801,585
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$107.01	$102.86	$88.35	$94.07	$96.37
Investment Operations
Net Investment Income[1]	3.294	3.701	3.936	3.880	3.897
Net Realized and Unrealized Gain (Loss) on Investments[2]	1.288	4.189	14.458	(5.722)	(2.356)
Total from Investment Operations	4.582	7.890	18.394	(1.842)	1.541
Distributions
Dividends from Net Investment Income	(3.282)	(3.740)	(3.884)	(3.878)	(3.841)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.282)	(3.740)	(3.884)	(3.878)	(3.841)
Net Asset Value, End of Period	$108.31	$107.01	$102.86	$88.35	$94.07
Total Return	4.39%	7.90%	21.60%	-2.01%	1.81%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,517	$5,214	$4,074	$2,509	$2,098
Ratio of Total Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	3.10%	3.60%	4.36%	4.26%	4.27%
Portfolio Turnover Rate[3]	36%	62%	47%	48%	56%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.03, $.00, $.00, $.09, and $.09.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$28.68	$27.55	$23.65	$25.18	$25.79
Investment Operations
Net Investment Income[1]	.877	.988	1.053	1.043	1.047
Net Realized and Unrealized Gain (Loss) on Investments[2]	.345	1.125	3.895	(1.536)	(.625)
Total from Investment Operations	1.222	2.113	4.948	(.493)	.422
Distributions
Dividends from Net Investment Income	(.872)	(.983)	(1.048)	(1.037)	(1.032)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.872)	(.983)	(1.048)	(1.037)	(1.032)
Net Asset Value, End of Period	$29.03	$28.68	$27.55	$23.65	$25.18
Total Return[3]	4.37%	7.87%	21.64%	-2.00%	1.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$314	$320	$256	$186	$161
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	3.08%	3.58%	4.34%	4.26%	4.27%
Portfolio Turnover Rate[4]	36%	62%	47%	48%	56%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.01, $0.00, $0.00, $.03, and $.02.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$35.59	$34.18	$29.36	$31.25	$32.02
Investment Operations
Net Investment Income[1]	1.095	1.250	1.314	1.299	1.306
Net Realized and Unrealized Gain (Loss) on Investments[2]	.425	1.387	4.812	(1.895)	(.790)
Total from Investment Operations	1.520	2.637	6.126	(.596)	.516
Distributions
Dividends from Net Investment Income	(1.090)	(1.227)	(1.306)	(1.294)	(1.286)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.090)	(1.227)	(1.306)	(1.294)	(1.286)
Net Asset Value, End of Period	$36.02	$35.59	$34.18	$29.36	$31.25
Total Return[3]	4.37%	7.91%	21.58%	-1.95%	1.81%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$340	$268	$541	$786	$528
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	3.09%	3.68%	4.36%	4.28%	4.29%
Portfolio Turnover Rate[4]	36%	62%	47%	48%	56%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.01, $.00, $.00, $.03, and $.03.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund
Notes to Financial Statements
Vanguard Long-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2021, the fund’s average investments in long and short futures contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

Long-Term Corporate Bond Index Fund
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in

Long-Term Corporate Bond Index Fund
Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $209,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Long-Term Corporate Bond Index Fund
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	16,794	—	16,794
Corporate Bonds	—	6,092,606	—	6,092,606
Taxable Municipal Bonds	—	1,100	—	1,100
Temporary Cash Investments	13,816	—	—	13,816
Total	13,816	6,110,500	—	6,124,316

Derivative Financial Instruments
Assets
Futures Contracts[1]	—	—	—	—
Liabilities
Futures Contracts[1]	—	—	—	—
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	328,751
Total Distributable Earnings (Loss)	(328,751)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; and the treatment of amortization

Long-Term Corporate Bond Index Fund
adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	14,443
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(48,954)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	101,808
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	190,697	177,822
Long-Term Capital Gains	—	—
Total	190,697	177,822
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,022,508
Gross Unrealized Appreciation	173,136
Gross Unrealized Depreciation	(71,328)
Net Unrealized Appreciation (Depreciation)	101,808
E.	During the year ended August 31, 2021, the fund purchased $7,187,890,000 of investment securities and sold $6,821,567,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $747,969,000 and $758,857,000, respectively. Purchases and sales include $5,588,820,000 and $5,352,953,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $236,657,000 and sales were $792,586,000, resulting in net realized gain (loss) of ($8,875,000); these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

Long-Term Corporate Bond Index Fund
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued[1]	5,694,795	53,910	3,855,752	37,213
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(5,439,673)	(51,700)	(2,831,566)	(28,100)
Net Increase (Decrease)—ETF Shares	255,122	2,210	1,024,186	9,113
Admiral Shares
Issued[1]	114,076	3,986	140,978	5,094
Issued in Lieu of Cash Distributions	7,862	276	7,676	277
Redeemed	(131,153)	(4,585)	(94,721)	(3,505)
Net Increase (Decrease)—Admiral Shares	(9,215)	(323)	53,933	1,866
Institutional Shares
Issued[1]	79,701	2,217	13,691	364
Issued in Lieu of Cash Distributions	8,735	247	14,985	440
Redeemed	(19,733)	(566)	(313,480)	(9,109)
Net Increase (Decrease)—Institutional Shares	68,703	1,898	(284,804)	(8,305)
1	Includes purchase fees for fiscal 2021 and 2020 of $1,995,000 and $1,562,000, respectively (fund totals).
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.

Mortgage-Backed Securities Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 31, 2011, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mortgage-Backed Securities Index Fund ETF Shares Net Asset Value	-0.35%	2.15%	2.32%	$12,583
Mortgage-Backed Securities Index Fund ETF Shares Market Price	-0.33	2.15	2.32	12,582
Bloomberg U.S. MBS Float Adjusted Index	-0.17	2.26	2.42	12,697
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	13,728
Bloomberg U.S. MBS Float Adjusted Index: Includes U.S. agency mortgage-backed pass-through securities.
See Financial Highlights for dividend and capital gains information.

Mortgage-Backed Securities Index Fund
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mortgage-Backed Securities Index Fund Admiral Shares	-0.38%	2.14%	2.32%	$12,575
Bloomberg U.S. MBS Float Adjusted Index	-0.17	2.26	2.42	12,697
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.22	13,728

	One Year	Five Years	Since Inception (10/31/2013)	Final Value of a $5,000,000 Investment
Mortgage-Backed Securities Index Fund Institutional Shares	-0.38%	2.16%	2.58%	$6,104,345
Bloomberg U.S. MBS Float Adjusted Index	-0.17	2.26	2.65	6,136,381
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	3.15	3.47	6,530,135
“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: August 31, 2011, Through August 31, 2021
	One Year	Five Years	Ten Years
Mortgage-Backed Securities Index Fund ETF Shares Market Price	-0.33%	11.23%	25.82%
Mortgage-Backed Securities Index Fund ETF Shares Net Asset Value	-0.35	11.23	25.83
Bloomberg U.S. MBS Float Adjusted Index	-0.17	11.83	26.97
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Mortgage-Backed Securities Index Fund
Distribution by Stated Maturity
As of August 31, 2021
0 - 10 Years	2.4%
10 - 20 Years	17.7
20 - 30 Years	72.4
30 - 40 Years	7.5
The table reflects the fund’s investments, except for short-term investments. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

Mortgage-Backed Securities Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (99.7%)
Conventional Mortgage-Backed Securities (99.7%)
[1,2]	Freddie Mac Gold Pool	2.000%	1/1/28–12/1/31	7,228	7,480
[1,2]	Freddie Mac Gold Pool	2.500%	5/1/22–2/1/43	110,977	116,243
[1,2]	Freddie Mac Gold Pool	3.000%	1/1/26–6/1/49	378,005	398,956
[1,2]	Freddie Mac Gold Pool	3.500%	9/1/25–2/1/49	364,228	390,607
[1,2]	Freddie Mac Gold Pool	4.000%	3/1/24–6/1/49	212,879	231,517
[1,2]	Freddie Mac Gold Pool	4.500%	3/1/23–11/1/48	111,908	123,216
[1,2]	Freddie Mac Gold Pool	5.000%	3/1/23–11/1/48	36,218	40,827
[1,2]	Freddie Mac Gold Pool	5.500%	7/1/22–6/1/41	29,361	33,647
[1,2]	Freddie Mac Gold Pool	6.000%	1/1/24–5/1/40	18,608	21,843
[1,2]	Freddie Mac Gold Pool	6.500%	10/1/28–9/1/39	1,590	1,822
[1,2]	Freddie Mac Gold Pool	7.000%	7/1/28–12/1/38	136	157
[1]	Ginnie Mae I Pool	2.500%	6/15/27–6/15/28	243	255
[1]	Ginnie Mae I Pool	3.000%	1/15/26–3/15/45	16,838	17,672
[1]	Ginnie Mae I Pool	3.500%	2/15/26–9/15/49	29,204	31,109
[1]	Ginnie Mae I Pool	4.000%	7/15/24–6/15/49	20,517	22,369
[1]	Ginnie Mae I Pool	4.500%	8/15/33–7/15/49	29,167	32,912
[1]	Ginnie Mae I Pool	5.000%	5/15/33–4/15/41	14,092	16,182
[1]	Ginnie Mae I Pool	5.500%	10/15/32–3/15/40	4,855	5,650
[1]	Ginnie Mae I Pool	6.000%	4/15/28–5/15/41	1,245	1,447
[1]	Ginnie Mae I Pool	6.500%	5/15/24–1/15/39	83	97
[1]	Ginnie Mae I Pool	7.000%	10/15/27	2	2
[1,3]	Ginnie Mae II Pool	1.500%	3/20/51–9/15/51	15,397	15,276
[1,3]	Ginnie Mae II Pool	2.000%	8/20/50–9/15/51	651,446	665,919
[1,3]	Ginnie Mae II Pool	2.500%	6/20/27–9/15/51	624,586	649,087
[1,3]	Ginnie Mae II Pool	3.000%	10/20/26–9/15/51	785,950	826,342
[1,3]	Ginnie Mae II Pool	3.500%	12/20/25–9/15/51	653,784	696,204
[1,3]	Ginnie Mae II Pool	4.000%	9/20/25–9/15/51	334,669	360,098
[1]	Ginnie Mae II Pool	4.500%	2/20/39–7/20/50	164,591	177,939
[1]	Ginnie Mae II Pool	5.000%	6/20/33–12/20/49	55,051	60,091
[1]	Ginnie Mae II Pool	5.500%	11/20/33–7/20/49	7,096	8,221
[1]	Ginnie Mae II Pool	6.000%	3/20/31–9/20/41	2,957	3,443
[1]	Ginnie Mae II Pool	6.500%	10/20/28–9/20/40	448	530
[1]	Ginnie Mae II Pool	7.000%	4/20/38–11/20/38	40	50
[1,2,3]	UMBS Pool	1.500%	7/1/35–9/25/51	909,676	905,700
[1,2,3]	UMBS Pool	2.000%	4/1/23–9/25/51	3,521,692	3,589,902
[1,2,3]	UMBS Pool	2.500%	11/1/26–9/25/51	2,408,471	2,509,903
[1,2,3]	UMBS Pool	3.000%	11/1/25–9/25/51	1,697,245	1,787,242
[1,2,3]	UMBS Pool	3.500%	8/1/25–9/25/51	1,145,308	1,224,624
[1,2,3]	UMBS Pool	4.000%	4/1/24–9/25/51	830,257	901,137

Mortgage-Backed Securities Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	UMBS Pool	4.500%	4/1/23–7/1/50	375,310	412,760
[1,2]	UMBS Pool	5.000%	2/1/22–3/1/50	131,344	147,252
[1,2]	UMBS Pool	5.500%	2/1/23–6/1/49	56,558	64,829
[1,2]	UMBS Pool	6.000%	4/1/23–6/1/41	32,243	38,130
[1,2]	UMBS Pool	6.500%	3/1/22–10/1/39	4,491	5,231
[1,2]	UMBS Pool	7.000%	12/1/22–10/1/37	326	387
[1,2]	UMBS Pool	7.500%	11/1/22	1	1
					16,544,308
Nonconventional Mortgage-Backed Securities (0.0%)
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.290%	1.665%	12/1/41	28	29
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.310%	1.684%	9/1/37	15	16
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.471%	1.846%	3/1/43	116	122
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.560%	2.318%	7/1/43	377	396
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.598%	1.931%	6/1/43	41	43
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.624%	1.973%	10/1/37	25	26
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.627%	2.002%	3/1/38	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.655%	1.954%	10/1/42	64	67
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.681%	2.010%	8/1/39	20	21
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	1.940%	9/1/42	160	168
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	2.159%	10/1/39	10	11
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	2.075%	12/1/40	50	53
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.709%	2.032%	5/1/42	18	19
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.724%	2.199%	11/1/39	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.768%	2.110%	5/1/42	10	11
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.795%	3.188%	8/1/42	50	52
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.798%	2.122%	3/1/42	25	27
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.803%	2.077%	9/1/40	42	45
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.805%	2.265%	11/1/41	28	31
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	2.185%	12/1/40	1	1
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	2.310%	10/1/40	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.205%	1/1/42	35	37
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.218%	11/1/41	6	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.071%	5/1/41	15	15

Mortgage-Backed Securities Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.220%	12/1/41	26	28
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.315%	11/1/40	2	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.823%	2.194%	12/1/39	48	50
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.823%	2.196%	3/1/41	38	40
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.827%	2.202%	2/1/41	2	2
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.828%	2.110%	2/1/42	36	39
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	2.205%	4/1/41	17	18
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.835%	2.210%	1/1/40	1	1
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.864%	2.115%	5/1/40	1	1
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.914%	2.164%	4/1/37	3	3
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	2.155%	11/1/43	55	57
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.660%	2.160%	10/1/37	4	4
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.695%	2.070%	2/1/37	9	10
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.745%	2.120%	12/1/40	10	11
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.840%	2.090%	6/1/37	21	22
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.845%	2.238%	2/1/42	8	9
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.130%	6/1/41	20	21
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.132%	6/1/40	8	8
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.896%	2.324%	9/1/40	20	21
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	2.150%	6/1/40	5	5
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	2.318%	12/1/39	5	5
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	2.285%	2/1/41	36	38
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.085%	2.460%	3/1/38	5	5
[1,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	1.875%	4/20/41	2	2
[1,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.000%	1/20/41–2/20/41	142	147
[1,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.125%	11/20/40–12/20/42	155	160
[1,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.250%	7/20/41–8/20/41	45	48
[1,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	2.125%	11/20/40	3	3
[1,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	2.375%	5/20/41	1	1
					1,974
Total U.S. Government and Agency Obligations (Cost $16,353,371)					16,546,282

Mortgage-Backed Securities Index Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (7.9%)
Money Market Fund (7.9%)
[5]	Vanguard Market Liquidity Fund (Cost $1,302,359)	0.068%	13,027,624	1,302,763
Total Investments (107.6%) (Cost $17,655,730)				17,849,045
Other Assets and Liabilities—Net (-7.6%)				(1,253,132)
Net Assets (100%)				16,595,913
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2021.
4	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12M—12-month.
1YR—1-year.
CMT—Constant Maturing Treasury Rate.
LIBOR—London Interbank Offered Rate.
UMBS—Uniform Mortgage-Backed Securities.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $16,353,371)	16,546,282
Affiliated Issuers (Cost $1,302,359)	1,302,763
Total Investments in Securities	17,849,045
Investment in Vanguard	556
Receivables for Investment Securities Sold	95,296
Receivables for Accrued Income	34,739
Receivables for Capital Shares Issued	62,788
Total Assets	18,042,424
Liabilities
Due to Custodian	321
Payables for Investment Securities Purchased	1,443,900
Payables for Capital Shares Redeemed	1,901
Payables for Distributions	336
Payables to Vanguard	53
Total Liabilities	1,446,511
Net Assets	16,595,913

Mortgage-Backed Securities Index Fund
Statement of Assets and Liabilities (continued)
At August 31, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	16,400,805
Total Distributable Earnings (Loss)	195,108
Net Assets	16,595,913

ETF Shares—Net Assets
Applicable to 281,567,139 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	15,054,794
Net Asset Value Per Share—ETF Shares	$53.47

Admiral Shares—Net Assets
Applicable to 66,384,303 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,418,702
Net Asset Value Per Share—Admiral Shares	$21.37

Institutional Shares—Net Assets
Applicable to 4,227,083 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	122,417
Net Asset Value Per Share—Institutional Shares	$28.96
See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Interest[1]	168,403
Total Income	168,403
Expenses
The Vanguard Group—Note B
Investment Advisory Services	353
Management and Administrative—ETF Shares	3,949
Management and Administrative—Admiral Shares	737
Management and Administrative—Institutional Shares	68
Marketing and Distribution—ETF Shares	600
Marketing and Distribution—Admiral Shares	56
Marketing and Distribution—Institutional Shares	5
Custodian Fees	124
Auditing Fees	45
Shareholders’ Reports—ETF Shares	598
Shareholders’ Reports—Admiral Shares	33
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	5
Total Expenses	6,573
Net Investment Income	161,830
Realized Net Gain (Loss) on Investment Securities Sold[1]	(11,804)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(200,070)
Net Increase (Decrease) in Net Assets Resulting from Operations	(50,044)
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,765,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	161,830	271,975
Realized Net Gain (Loss)	(11,804)	42,324
Change in Unrealized Appreciation (Depreciation)	(200,070)	218,341
Net Increase (Decrease) in Net Assets Resulting from Operations	(50,044)	532,640
Distributions
ETF Shares	(172,665)	(255,578)
Admiral Shares	(15,250)	(21,433)
Institutional Shares	(2,046)	(3,282)
Total Distributions	(189,961)	(280,293)
Capital Share Transactions
ETF Shares	3,630,070	1,098,083
Admiral Shares	278,308	298,089
Institutional Shares	(45,377)	48,576
Net Increase (Decrease) from Capital Share Transactions	3,863,001	1,444,748
Total Increase (Decrease)	3,622,996	1,697,095
Net Assets
Beginning of Period	12,972,917	11,275,822
End of Period	16,595,913	12,972,917
See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$54.36	$53.26	$51.38	$53.00	$53.79
Investment Operations
Net Investment Income[1]	.581	1.197	1.564	1.325	1.059
Net Realized and Unrealized Gain (Loss) on Investments	(.768)	1.146	1.859	(1.683)	(.682)
Total from Investment Operations	(.187)	2.343	3.423	(.358)	.377
Distributions
Dividends from Net Investment Income	(.594)	(1.243)	(1.543)	(1.262)	(1.004)
Distributions from Realized Capital Gains	(.109)	—	—	—	(.163)
Total Distributions	(.703)	(1.243)	(1.543)	(1.262)	(1.167)
Net Asset Value, End of Period	$53.47	$54.36	$53.26	$51.38	$53.00
Total Return	-0.35%	4.45%	6.80%	-0.67%	0.74%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,055	$11,643	$10,316	$7,193	$4,252
Ratio of Total Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.08%	2.22%	3.01%	2.56%	2.00%
Portfolio Turnover Rate[2]	316%	218%	190%	279%	339%
1	Calculated based on average shares outstanding.
2	Includes 237%, 11%, 34%, 78%, and 133%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$21.72	$21.26	$20.51	$21.17	$21.49
Investment Operations
Net Investment Income[1]	.211	.470	.622	.528	.413
Net Realized and Unrealized Gain (Loss) on Investments	(.292)	.463	.742	(.674)	(.258)
Total from Investment Operations	(.081)	.933	1.364	(.146)	.155
Distributions
Dividends from Net Investment Income	(.225)	(.473)	(.614)	(.514)	(.410)
Distributions from Realized Capital Gains	(.044)	—	—	—	(.065)
Total Distributions	(.269)	(.473)	(.614)	(.514)	(.475)
Net Asset Value, End of Period	$21.37	$21.72	$21.26	$20.51	$21.17
Total Return[2]	-0.38%	4.43%	6.77%	-0.68%	0.76%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,419	$1,159	$841	$725	$527
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	0.98%	2.18%	2.99%	2.56%	2.00%
Portfolio Turnover Rate[3]	316%	218%	190%	279%	339%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 237%, 11%, 34%, 78%, and 133%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$29.44	$28.81	$27.79	$28.69	$29.12
Investment Operations
Net Investment Income[1]	.393	.641	.846	.721	.571
Net Realized and Unrealized Gain (Loss) on Investments	(.503)	.636	1.011	(.920)	(.353)
Total from Investment Operations	(.110)	1.277	1.857	(.199)	.218
Distributions
Dividends from Net Investment Income	(.311)	(.647)	(.837)	(.701)	(.560)
Distributions from Realized Capital Gains	(.059)	—	—	—	(.088)
Total Distributions	(.370)	(.647)	(.837)	(.701)	(.648)
Net Asset Value, End of Period	$28.96	$29.44	$28.81	$27.79	$28.69
Total Return	-0.38%	4.48%	6.80%	-0.68%	0.79%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$122	$171	$119	$70	$52
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	1.35%	2.20%	3.01%	2.58%	2.02%
Portfolio Turnover Rate[2]	316%	218%	190%	279%	339%
1	Calculated based on average shares outstanding.
2	Includes 237%, 11%, 34%, 78%, and 133%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund
Notes to Financial Statements
Vanguard Mortgage-Backed Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At August 31, 2021, counterparties had deposited in segregated accounts securities with a value of $335,000 and cash of $1,225,000 in connection with TBA transactions.

Mortgage-Backed Securities Index Fund
3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans

Mortgage-Backed Securities Index Fund
may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2021, the fund had contributed to Vanguard capital in the amount of $556,000, representing less than 0.01% of the fund’s net assets and 0.22% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

Mortgage-Backed Securities Index Fund
The following table summarizes the market value of the fund's investments as of August 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	16,546,282	—	16,546,282
Temporary Cash Investments	1,302,763	—	—	1,302,763
Total	1,302,763	16,546,282	—	17,849,045
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	14,659
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(3,869)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	184,654
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	187,294	280,293
Long-Term Capital Gains	2,667	—
Total	189,961	280,293
*	Includes short-term capital gains, if any.

Mortgage-Backed Securities Index Fund
As of August 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	17,664,391
Gross Unrealized Appreciation	243,660
Gross Unrealized Depreciation	(59,006)
Net Unrealized Appreciation (Depreciation)	184,654
E.	During the year ended August 31, 2021, the fund purchased $51,874,774,000 of investment securities and sold $47,864,807,000 of investment securities, other than temporary cash investments. Purchases and sales include $141,142,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2021, such purchases were $0 and sales were $15,774,000, resulting in net realized gain (loss) of $355,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	4,732,739	87,937	2,840,003	52,845
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,102,669)	(20,550)	(1,741,920)	(32,350)
Net Increase (Decrease)—ETF Shares	3,630,070	67,387	1,098,083	20,495
Admiral Shares
Issued	811,357	37,785	684,698	31,678
Issued in Lieu of Cash Distributions	10,095	470	13,116	609
Redeemed	(543,144)	(25,236)	(399,725)	(18,497)
Net Increase (Decrease)—Admiral Shares	278,308	13,019	298,089	13,790
Institutional Shares
Issued	48,026	1,650	74,790	2,567
Issued in Lieu of Cash Distributions	1,521	52	2,297	79
Redeemed	(94,924)	(3,272)	(28,511)	(970)
Net Increase (Decrease)—Institutional Shares	(45,377)	(1,570)	48,576	1,676
At August 31, 2021, one shareholder was the record or beneficial owner of 32% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result

Mortgage-Backed Securities Index Fund
in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.	Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, Vanguard Long-Term Treasury Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, Vanguard Long-Term Treasury Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund (seven of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the "Funds") as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2021 tax information (unaudited) for Vanguard Short-Term Treasury Index Fund
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $37,234,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100.0% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 100.0% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100.0%.

Special 2021 tax information (unaudited) for Vanguard Intermediate-Term Treasury Index Fund
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $63,573,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100.0% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 100.0% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100.0%.

Special 2021 tax information (unaudited) for Vanguard Long-Term Treasury Index Fund
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $9,616,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100.0% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 100.0% of income dividends are interest-related dividends.

The percentage of the ordinary dividends reported by the fund that is treated as a section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100.0%.

Special 2021 tax information (unaudited) for Vanguard Short-Term Corporate Bond Index Fund
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $3,895,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 79.5% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100.0%.

Special 2021 tax information (unaudited) for Vanguard Intermediate-Term Corporate Bond Index Fund
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $87,593,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100.0% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 84.6% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100.0%.

Special 2021 tax information (unaudited) for Vanguard Long-Term Corporate Bond Index Fund
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 89.1% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100.0%.

Special 2021 tax information (unaudited) for Vanguard Mortgage-Backed Securities Index Fund
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $2,667,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100.0% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 100.0% of income dividends are interest-related dividends.
The percentage of the ordinary dividends reported by the fund that is treated as a section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100.0%.

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, Vanguard Long-Term Treasury Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund, and Vanguard Mortgage-Backed Securities Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.
Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangements again after a one-year period.

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, Vanguard Long-Term Treasury Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund, and Vanguard Mortgage-Backed Securities Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program's operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2020, through December 31, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds' liquidity risk.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury 1–3 Year Bond Index, Bloomberg Barclays U.S. Treasury 3–10 Year Bond Index, Bloomberg Barclays U.S. Long Treasury Bond Index, Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index, Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index, Bloomberg Barclays U.S. 10+ Year Corporate Bond Index, and Bloomberg Barclays U.S. MBS Float Adjusted Index (the Indices or Bloomberg Barclays Indices).
Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Sector Bond Index Funds and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Sector Bond Index Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Sector Bond Index Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Sector Bond Index Funds or the owners of the Sector Bond Index Funds.
Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Sector Bond Index Funds. Investors acquire the Sector Bond Index Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Sector Bond Index Funds. The Sector Bond Index Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Sector Bond Index Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Sector Bond Index Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Sector Bond Index Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Sector Bond Index Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Sector Bond Index Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Sector Bond Index Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Sector Bond Index Funds, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE SECTOR BOND INDEX FUNDS.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.
© 2021 Bloomberg. Used with Permission.
Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Chris D. McIsaac
Joseph Brennan	Thomas M. Rampulla
Mortimer J. Buckley	Karin A. Risi
Gregory Davis	Anne E. Robinson
John James	Michael Rollings
John T. Marcante	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2021 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964 and 7,720,749.
Vanguard Marketing Corporation, Distributor.
Q16420 102021

Annual Report  |  August 31, 2021
Vanguard Total Corporate Bond ETF

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Total Corporate Bond ETF returned 2.37% for the 12 months ended August 31, 2021. Its benchmark returned 2.53%.
•	The global economy rebounded faster than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that have been more successful in containing the virus have generally fared better economically. Swift and extensive fiscal and monetary support from policymakers has also been key to the rebound.
•	Bond returns were dampened by rising yields across much of the developed world, notably in the United States. The yield of the 30-year U.S. Treasury bond rose for the 12 months from 1.47% to 1.93% as inflation picked up. Corporates outperformed both Treasuries and mortgage-backed securities.
•	By maturity, longer-term corporates outpaced their shorter-term counterparts. By credit quality, lower-quality bonds outperformed high-quality issues. And by sector, bonds in the industrial sector outperformed those in financials and utilities.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	32.25%	18.42%	18.24%
Russell 2000 Index (Small-caps)	47.08	10.75	14.38
Russell 3000 Index (Broad U.S. market)	33.04	17.85	17.97
FTSE All-World ex US Index (International)	25.74	9.82	10.23
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.08%	5.43%	3.11%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	3.40	5.09	3.30
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.20	1.13
CPI
Consumer Price Index	5.25%	2.76%	2.58%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. The Total Corporate Bond ETF has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Corporate Bond ETF.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2021
Total Corporate Bond ETF	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,030.10	$0.20
Based on Hypothetical 5% Yearly Return	1,000.00	1,025.00	0.20
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying fund's annualized expense figure for that period is 0.04%. The dollar amounts shown as ”Expenses Paid” are equal to the average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Total Corporate Bond ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 7, 2017, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Since Inception (11/7/2017)	Final Value of a $10,000 Investment
Total Corporate Bond ETF Net Asset Value	2.37%	5.43%	$12,232
Total Corporate Bond ETF Market Price	2.35	5.43	12,236
Bloomberg U.S. Corporate Bond Index	2.53	5.59	12,307
Bloomberg U.S. Aggregate Float Adjusted Index	-0.07	4.06	11,638
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

Total Corporate Bond ETF
Cumulative Returns of ETF Shares: November 7, 2017, Through August 31, 2021
	One Year	Since Inception (11/7/2017)
Total Corporate Bond ETF Market Price	2.35%	22.36%
Total Corporate Bond ETF Net Asset Value	2.37	22.32
Bloomberg U.S. Corporate Bond Index	2.53	23.07
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
5

Total Corporate Bond ETF
Underlying Vanguard Funds
As of August 31, 2021
Vanguard Long-Term Corporate Bond ETF	38.9%
Vanguard Short-Term Corporate Bond ETF	32.7
Vanguard Intermediate-Term Corporate Bond ETF	28.4
The table reflects the fund's investments, except for short-term investments.
6

Total Corporate Bond ETF
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Bond Funds (100.0%)
Vanguard Long-Term Corporate Bond ETF	2,499,273	270,620
Vanguard Short-Term Corporate Bond ETF	2,744,829	226,998
Vanguard Intermediate-Term Corporate Bond ETF	2,065,475	197,418
Total Investment Companies (Cost $692,159)		695,036
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.068% (Cost $24)	239	24
Total Investments (100.0%) (Cost $692,183)		695,060
Other Assets and Liabilities—Net (0.0%)		8
Net Assets (100%)		695,068
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
7

Total Corporate Bond ETF
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $692,183)	695,060
Receivables for Investment Securities Sold	1,052
Total Assets	696,112
Liabilities
Payables for Investment Securities Purchased	1,044
Total Liabilities	1,044
Net Assets	695,068
At August 31, 2021, net assets consisted of:

Paid-in Capital	692,897
Total Distributable Earnings (Loss)	2,171
Net Assets	695,068

Net Assets
Applicable to 7,510,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	695,068
Net Asset Value Per Share	$92.55
See accompanying Notes, which are an integral part of the Financial Statements.
8

Total Corporate Bond ETF
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	17,944
Net Investment Income—Note B	17,944
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	430
Affiliated Funds Sold[1]	10,086
Realized Net Gain (Loss)	10,516
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(18,980)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,480
1	Includes $10,961,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Total Corporate Bond ETF
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,944	11,005
Realized Net Gain (Loss)	10,516	1,932
Change in Unrealized Appreciation (Depreciation)	(18,980)	12,234
Net Increase (Decrease) in Net Assets Resulting from Operations	9,480	25,171
Distributions
Total Distributions	(17,930)	(11,058)
Capital Share Transactions
Issued	389,344	468,094
Issued in Lieu of Cash Distributions	—	—
Redeemed	(304,510)	(66,422)
Net Increase (Decrease) from Capital Share Transactions	84,834	401,672
Total Increase (Decrease)	76,384	415,785
Net Assets
Beginning of Period	618,684	202,899
End of Period	695,068	618,684
See accompanying Notes, which are an integral part of the Financial Statements.
10

Total Corporate Bond ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	November 7, 2017[1] to August 31, 2018	Year Ended August 31,
		2021	2020	2019
Net Asset Value, Beginning of Period	$92.62	$89.19	$81.59	$85.00
Investment Operations
Net Investment Income[2]	2.229	2.638	2.825	2.081
Capital Gain Distributions Received[2]	.053	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(.131)	3.614	7.717	(3.445)
Total from Investment Operations	2.151	6.252	10.542	(1.364)
Distributions
Dividends from Net Investment Income	(2.221)	(2.822)	(2.942)	(2.046)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(2.221)	(2.822)	(2.942)	(2.046)
Net Asset Value, End of Period	$92.55	$92.62	$89.19	$81.59
Total Return	2.37%	7.18%	13.29%	-1.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$695	$619	$203	$55
Ratio of Total Expenses to Average Net Assets	—	—	—	—[3]
Acquired Fund Fees and Expenses	0.04%	0.05%	0.05%	0.07%[3]
Ratio of Net Investment Income to Average Net Assets	2.43%	2.94%	3.38%	3.10%[3]
Portfolio Turnover Rate[4]	10%	40%	12%	4%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
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Total Corporate Bond ETF
Notes to Financial Statements
Vanguard Total Corporate Bond ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund seeks to match the perfomance of its target index by investing in select bond index ETF's. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Financial statements and other information about each underlying fund are available at www.vanguard.com.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
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Total Corporate Bond ETF
borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended August 31, 2021, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2021, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	10,961
Total Distributable Earnings (Loss)	(10,961)
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Total Corporate Bond ETF
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	151
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(178)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	2,198
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	17,930	11,058
Long-Term Capital Gains	—	—
Total	17,930	11,058
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	692,862
Gross Unrealized Appreciation	6,285
Gross Unrealized Depreciation	(4,087)
Net Unrealized Appreciation (Depreciation)	2,198
E.  Capital shares issued and redeemed were:
	Year Ended August 31,
	2021	2020
	Shares (000)	Shares (000)
Issued	4,200	5,185
Issued in Lieu of Cash Distributions	—	—
Redeemed	(3,370)	(780)
Net Increase (Decrease) in Shares Outstanding	830	4,405
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Total Corporate Bond ETF
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Aug. 31, 2020 Market Value ($000)	Purchases at Cost[1] ($000)	Proceeds from Securities Sold[2] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Aug. 31, 2021 Market Value ($000)
Vanguard Intermediate-Term Corporate Bond ETF	186,253	123,352	108,375	3,544	(7,356)	4,987	430	197,418
Vanguard Long-Term Corporate Bond ETF	235,157	185,232	146,192	4,016	(7,593)	8,749	—	270,620
Vanguard Market Liquidity Fund	14	NA3	NA3	—	—	—	—	24
Vanguard Short-Term Corporate Bond ETF	197,267	156,518	125,282	2,526	(4,031)	4,208	—	226,998
Total	618,691	465,102	379,849	10,086	(18,980)	17,944	430	695,060
1	Includes $389,316,000 of portfolio securities received as a result of in-kind purchases of the fund’s capital shares.
2	Includes $304,462,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
3	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
15

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Total Corporate Bond ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Total Corporate Bond ETF (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2021 and for the period November 7, 2017 (inception) through August 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the three years in the period ended August 31, 2021 and for the period November 7, 2017 (inception) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Special 2021 tax information (unaudited) for Vanguard Total Corporate Bond ETF
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 85.6% of income dividends are interest-related dividends.
17

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Total Corporate Bond ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the fund since its inception in 2017; it also took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short-term and since-inception performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The fund does not incur advisory
18

expenses directly; however, the board noted that each of the underlying funds in which the fund invests has advisory expenses well below the relevant peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that Vanguard’s arrangement with the fund ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
19

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Total Corporate Bond ETF’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2020, through December 31, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
20

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Corporate Bond Index, including its component Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index, Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index, and Bloomberg Barclays U.S. 10+ Year Corporate Bond Index (the Indices or Bloomberg Barclays Indices).
Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of Vanguard Total Corporate Bond ETF, including Vanguard Short-Term Corporate Bond ETF, Vanguard Intermediate-Term Corporate Bond ETF, and Vanguard Long-Term Corporate Bond ETF (collectively, ETFs), and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the ETFs. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the ETFs. Bloomberg and Barclays only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the ETFs or the owners of the ETFs.
Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the ETFs. Investors acquire the ETFs from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the ETFs. The ETFs are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the ETFs or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the ETFs with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the ETFs to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the ETFs or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the ETFs.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the ETFs, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the ETFs, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE ETFS.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.
© 2021 Bloomberg. Used with Permission.
Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Chris D. McIsaac
Joseph Brennan	Thomas M. Rampulla
Mortimer J. Buckley	Karin A. Risi
Gregory Davis	Anne E. Robinson
John James	Michael Rollings
John T. Marcante	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q9850 102021

Annual Report  |  August 31, 2021
Vanguard Total World Bond ETF

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Total World Bond ETF returned 0.40% for the 12 months ended August 31, 2021, roughly in line with the expense-free 0.55% return of its benchmark.
•	The global economy rebounded faster than many had expected after the sharp pandemic-induced contraction in the spring of 2020. Countries that were more successful in containing the virus generally fared better economically. Swift and extensive fiscal and monetary support from policymakers was also key to the rebound. Bond returns were dampened by rising bond yields across much of the developed world, most notably in the United States.
•	Bonds from the United States, which accounted for close to half of the ETF’s assets at the end of the period, posted a slightly negative return. European bonds fared relatively well thanks to results from Italy and Spain, among other countries. Japan, a heavyweight in the index, returned a little less than international bonds as a whole.
•	Government bonds underperformed corporate bonds. By quality, bonds on the bottom rung of the investment-grade ladder outperformed; by maturity, intermediate-term bonds fared best.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	32.25%	18.42%	18.24%
Russell 2000 Index (Small-caps)	47.08	10.75	14.38
Russell 3000 Index (Broad U.S. market)	33.04	17.85	17.97
FTSE All-World ex US Index (International)	25.74	9.82	10.23
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.08%	5.43%	3.11%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	3.40	5.09	3.30
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.20	1.13
CPI
Consumer Price Index	5.25%	2.76%	2.58%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. The Total World Bond ETF has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total World Bond ETF.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2021
Total World Bond ETF	Beginning Account Value 2/28/2021	Ending Account Value 8/31/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,014.20	$0.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.90	0.31
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying fund's annualized expense figure for that period is 0.06%. The dollar amounts shown as ”Expenses Paid” are equal to the average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Total World Bond ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 4, 2018, Through August 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2021
	One Year	Since Inception (9/4/2018)	Final Value of a $10,000 Investment
Total World Bond ETF Net Asset Value	0.40%	4.96%	$11,557
Total World Bond ETF Market Price	0.39	4.97	11,560
Bloomberg Global Aggregate Float Adjusted Composite Index	0.55	5.09	11,599
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Bloomberg Global Aggregate Float Adjusted Composite Index: Composed of the Bloomberg U.S. Aggregate Float Adjusted Index and the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index.
See Financial Highlights for dividend and capital gains information.
4

Total World Bond ETF
Cumulative Returns of ETF Shares: September 4, 2018, Through August 31, 2021
	One Year	Since Inception (9/4/2018)
Total World Bond ETF Market Price	0.39%	15.60%
Total World Bond ETF Net Asset Value	0.40	15.57
Bloomberg Global Aggregate Float Adjusted Composite Index	0.55	15.99
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
5

Total World Bond ETF
Underlying Vanguard Funds
As of August 31, 2021
Vanguard Total International Bond ETF	52.4%
Vanguard Total Bond Market ETF	47.6
The table reflects the fund's investments, except for short-term investments.
6

Total World Bond ETF
Financial Statements
Schedule of Investments
As of August 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Bond Fund (47.6%)
Vanguard Total Bond Market ETF	3,201,818	276,830
International Bond Fund (52.4%)
Vanguard Total International Bond ETF	5,286,180	304,590
Total Investment Companies (Cost $579,311)		581,420
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.068% (Cost $20)	205	20
Total Investments (100.0%) (Cost $579,331)		581,440
Other Assets and Liabilities—Net (0.0%)		28
Net Assets (100%)		581,468
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
7

Total World Bond ETF
Statement of Assets and Liabilities
As of August 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $579,331)	581,440
Receivables for Investment Securities Sold	1,325
Total Assets	582,765
Liabilities
Payables for Investment Securities Purchased	1,297
Total Liabilities	1,297
Net Assets	581,468
At August 31, 2021, net assets consisted of:

Paid-in Capital	579,377
Total Distributable Earnings (Loss)	2,091
Net Assets	581,468

Net Assets
Applicable to 7,200,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	581,468
Net Asset Value Per Share	$80.76
See accompanying Notes, which are an integral part of the Financial Statements.
8

Total World Bond ETF
Statement of Operations

Year Ended August 31, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	7,151
Net Investment Income—Note B	7,151
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	940
Affiliated Funds Sold[1]	(281)
Realized Net Gain (Loss)	659
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(6,066)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,744
1	Includes $586,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Total World Bond ETF
Statement of Changes in Net Assets

	Year Ended August 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,151	7,958
Realized Net Gain (Loss)	659	6,818
Change in Unrealized Appreciation (Depreciation)	(6,066)	(1,953)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,744	12,823
Distributions
Total Distributions	(7,139)	(7,983)
Capital Share Transactions
Issued	151,909	384,254
Issued in Lieu of Cash Distributions	—	—
Redeemed	(12,797)	(101,259)
Net Increase (Decrease) from Capital Share Transactions	139,112	282,995
Total Increase (Decrease)	133,717	287,835
Net Assets
Beginning of Period	447,751	159,916
End of Period	581,468	447,751
See accompanying Notes, which are an integral part of the Financial Statements.
10

Total World Bond ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	September 4, 2018[1] to August 31, 2019	Year Ended August 31,
		2021	2020
Net Asset Value, Beginning of Period	$81.56	$80.97	$75.00
Investment Operations
Net Investment Income[2]	1.108	2.125	2.004
Capital Gain Distributions Received[2]	.146	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(.929)	.782	6.071
Total from Investment Operations	.325	2.907	8.075
Distributions
Dividends from Net Investment Income	(1.125)	(2.317)	(2.105)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.125)	(2.317)	(2.105)
Net Asset Value, End of Period	$80.76	$81.56	$80.97
Total Return	0.40%	3.69%	11.00%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$581	$448	$160
Ratio of Total Expenses to Average Net Assets	—	—	—[3]
Acquired Fund Fees and Expenses	0.06%	0.06%	0.06%[3]
Ratio of Net Investment Income to Average Net Assets	1.37%	2.64%	2.62%[3]
Portfolio Turnover Rate[4]	10%	19%	8%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Total World Bond ETF
Notes to Financial Statements
Vanguard Total World Bond ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund seeks to match the performance of its target index by investing in select bond index ETF's. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Financial statements and other information about each underlying fund are available at www.vanguard.com.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
12

Total World Bond ETF
borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended August 31, 2021, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2021, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end,
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Total World Bond ETF
permanent differences primarily attributable to the accounting for in-kind redemptions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	594
Total Distributable Earnings (Loss)	(594)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	121
Undistributed Long-Term Gains	548
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,422
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	7,139	7,983
Long-Term Capital Gains	—	—
Total	7,139	7,983
*	Includes short-term capital gains, if any.
As of August 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	580,018
Gross Unrealized Appreciation	5,311
Gross Unrealized Depreciation	(3,889)
Net Unrealized Appreciation (Depreciation)	1,422
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Total World Bond ETF
E.  Capital shares issued and redeemed were:
	Year Ended August 31,
	2021	2020
	Shares (000)	Shares (000)
Issued	1,870	4,775
Issued in Lieu of Cash Distributions	—	—
Redeemed	(160)	(1,260)
Net Increase (Decrease) in Shares Outstanding	1,710	3,515
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Aug. 31, 2020 Market Value ($000)	Purchases at Cost[1] ($000)	Proceeds from Securities Sold[2] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Aug. 31, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	14	NA3	NA3	—	—	—	—	20
Vanguard Total Bond Market ETF	210,563	100,877	29,396	(165)	(5,049)	4,676	537	276,830
Vanguard Total International Bond ETF	237,170	105,088	36,535	(116)	(1,017)	2,475	403	304,590
Total	447,747	205,965	65,931	(281)	(6,066)	7,151	940	581,440
1	Includes $151,895,000 of portfolio securities received as a result of in-kind purchases of the fund’s capital shares.
2	Includes $12,794,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
3	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Management has determined that no events or transactions occurred subsequent to August 31, 2021, that would require recognition or disclosure in these financial statements.
15

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Total World Bond ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Total World Bond ETF (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2021 and for the period September 4, 2018 (inception) through August 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the two years in the period ended August 31, 2021 and for the period September 4, 2018 (inception) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 20, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
16

Special 2021 tax information (unaudited) for Vanguard Total World Bond ETF
This information for the fiscal year ended August 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $8,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 58.5% of income dividends are interest-related dividends.
17

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Total World Bond ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the fund since its inception in 2018; it also took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short-term and since-inception performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The fund does not incur advisory
18

expenses directly; however, the board noted that each of the underlying funds in which the fund invests has advisory expenses well below the relevant peer-group average.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
19

Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Total World Bond ETF’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from January 1, 2020, through December 31, 2020 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
20

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Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Total World Bond ETF and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Total World Bond ETF. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Total World Bond ETF. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Total World Bond ETF or the owners of the Total World Bond ETF.
Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Total World Bond ETF. Investors acquire the Total World Bond ETF from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Total World Bond ETF. The Total World Bond ETF is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Total World Bond ETF or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Total World Bond ETF with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total World Bond ETF to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Total World Bond ETF or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Total World Bond ETF.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Total World Bond ETF, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Total World Bond ETF, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF A BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TOTAL WORLD BOND ETF.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP
© 2021 Bloomberg. Used with Permission.
Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.
21

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Chris D. McIsaac
Joseph Brennan	Thomas M. Rampulla
Mortimer J. Buckley	Karin A. Risi
Gregory Davis	Anne E. Robinson
John James	Michael Rollings
John T. Marcante	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q30610 102021

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended August 31, 2021: $566,000
Fiscal Year Ended August 31, 2020: $580,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2021: $11,244,694
Fiscal Year Ended August 31, 2020: $10,761,407

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended August 31, 2021: $2,955,181
Fiscal Year Ended August 31, 2020: $2,915,863

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended August 31, 2021: $2,047,574
Fiscal Year Ended August 31, 2020: $247,168

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended August 31, 2021: $280,000
Fiscal Year Ended August 31, 2020: $115,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2021: $2,327,574
Fiscal Year Ended August 31, 2020: $362,168

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 20, 2021

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: October 20, 2021

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 12, 2021 (see File Number 33-23444), and a Power of Attorney filed on August 26, 2021 (see file Number 811-02652), Incorporated by Reference.